UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2020

Date of reporting period: August 31, 2020

Item 1.       Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

AUGUST 31, 2020

2020 Annual Report

iShares Trust

•	iShares MSCI Argentina and Global Exposure ETF | AGT | Cboe BZX

•	iShares MSCI Brazil Small-Cap ETF | EWZS | NASDAQ

•	iShares MSCI China ETF | MCHI | NASDAQ

•	iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca

•	iShares MSCI Indonesia ETF | EIDO | NYSE Arca

•	iShares MSCI Peru ETF | EPU | NYSE Arca

•	iShares MSCI Philippines ETF | EPHE | NYSE Arca

•	iShares MSCI Poland ETF | EPOL | NYSE Arca

•	iShares MSCI Qatar ETF | QAT | NASDAQ

•	iShares MSCI Saudi Arabia ETF | KSA | NYSE Arca

•	iShares MSCI UAE ETF | UAE | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%

U.S. small cap equities (Russell 2000® Index)	6.57	6.02

International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI Argentina and Global Exposure ETF

Investment Objective

The iShares MSCI Argentina and Global Exposure ETF (the “Fund”) seeks to track the investment results of a broad-based equity index with exposure to Argentina, as represented by the MSCI All Argentina 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	14.65%	(2.93)%	14.65%	(9.50)%
Fund Market	14.71	(2.95)	14.71	(9.55)
Index	14.66	(3.08)	14.66	(9.93)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/25/17. The first day of secondary market trading was 4/27/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,121.20	$ 1.28		$ 1,000.00	$ 1,023.90	$ 1.22		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Argentina and Global Exposure ETF

Portfolio Management Commentary

Equities with exposure to Argentina advanced strongly during the reporting period despite a steep economic contraction following two years of recession. Declining exports due to restrictions on agricultural commodities amid concerns about rising coronavirus infections in South America weighed heavily on the economy. Already high levels of debt rose as the government increased stimulus spending to mitigate the pandemic, leading Argentina to default on its sovereign debt. Although inflation eased during 2020, it remained relatively high and weighed on the Argentine peso, which declined sharply relative to the U.S. dollar. Nevertheless, stocks rose amid investor optimism about the restructuring of the country’s debt.

The consumer discretionary sector contributed the most to the Index’s return, led by the internet and direct marketing retail industry. Homebound consumers stocked up on essentials, such as healthcare products and packaged goods, driving sharply higher revenues for online retailers. Increased shipping volumes and higher consumer adoption of digital payment methods further bolstered returns. The information technology sector was also a meaningful contributor. The software industry advanced due to rising sales, as the pandemic led to increased demand among enterprises for information technology and artificial-intelligence services. Large, multinational companies in both sectors benefited from lower sensitivity to domestic conditions and access to international capital markets despite the country’s default.

On the downside, the energy sector detracted from the Index’s return. A government-imposed price freeze on gasoline remained in place, and both production and revenues declined as prices and demand for oil weakened during the pandemic, weighing on the oil, gas, and consumable fuels industry. The consumer staples sector was also a meaningful detractor. Business closures led to reduced beer consumption at bars and restaurants, which drove declines in the beverages industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	27.6%
Information Technology	23.3
Consumer Staples	14.4
Financials	11.4
Energy	6.9
Materials	6.1
Utilities	5.2
Communication Services	3.4
Real Estate	1.3
Industrials	0.4

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Argentina	62.2%
United States	21.9
Chile	11.3
Canada	4.4
United Kingdom	0.2

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Brazil Small-Cap ETF

Investment Objective

The iShares MSCI Brazil Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Brazilian equities, as represented by the MSCI Brazil Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(18.40)%	14.59%	(3.31)%	(18.40)%	97.59%	(28.39)%
Fund Market	(18.40)	14.23	(3.33)	(18.40)	94.50	(28.57)
Index	(17.93)	15.22	(2.80)	(17.93)	103.05	(24.54)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual			Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$ 1,000.00	$ 763.50	$ 2.62	$ 1,000.00	$ 1,022.20	$ 3.00	0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Brazil Small-Cap ETF

Portfolio Management Commentary

Small-capitalization Brazilian stocks declined during the reporting period, as the coronavirus pandemic led to a deep recession. The country’s budget deficit continued to rise, along with concerns surrounding the government’s limited resources to support the economy. The Brazilian real’s significant depreciation relative to the U.S. dollar detracted from the Index’s performance amid declining interest rates and weakening growth prospects.

The industrials sector detracted the most from the Index’s return, as declines in passenger traffic and revenue and lack of government bailouts pressured the airlines industry, leading to bankruptcies. Brazilian airlines’ history of struggling to generate profits amid high labor costs and a difficult economic environment negatively affected investor sentiment. Because a sizeable portion of their costs are measured in U.S. dollars, the depreciation of the Brazilian real further weighed on airline stocks.

Consumer discretionary stocks also detracted from the Index’s return. The hotels, restaurants, and leisure industry declined sharply amid travel restrictions, and the shutdown of a prominent airline weighed on the stock of a tour operator, which increased provisioning costs to cover unusable plane tickets. Education services stocks were another area of weakness, as pandemic-associated costs rose sharply and earnings declined amid rising customer defaults. The consumer durables industry also weakened, as brick-and-mortar store closures weighed heavily on clothing sales.

The utilities and real estate sectors further constrained performance. In the electric utilities industry, a sharp drop in consumption and the resulting excess capacity created a costly imbalance between supply and demand. Delayed utility rate increases, rising delinquencies, and forbearance programs for customers also pressured utilities stocks. Real estate operating companies associated with retail and shopping malls declined sharply amid lengthy closures, ongoing restrictions, and weak rent revenues.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	20.6%
Utilities	18.2
Industrials	13.8
Materials	10.3
Information Technology	8.6
Consumer Staples	8.0
Real Estate	7.3
Health Care	6.6
Financials	4.4
Energy	1.9
Communication Services	0.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
TOTVS SA	4.9%
Bradespar SA (Preferred)	3.7
Eneva SA	3.2
YDUQS Participacoes SA	2.8
BR Malls Participacoes SA	2.7
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2.7
Qualicorp Consultoria e Corretora de Seguros SA	2.6
Marfrig Global Foods SA	2.6
Cia. de Locacao das Americas	2.5
Metalurgica Gerdau SA (Preferred)	2.4

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI China ETF

Investment Objective

The iShares MSCI China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, as represented by the MSCI China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	36.29%	13.10%	6.57%	36.29%	85.02%	82.17%
Fund Market	35.82	13.20	6.53	35.82	85.89	81.50
Index	37.30	13.72	7.15	37.30	90.15	91.73

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,240.70	$ 3.32		$ 1,000.00	$ 1,022.20	$ 3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® MSCI China ETF

Portfolio Management Commentary

Chinese equities posted strong gains for the reporting period, as the economy registered modest but steady growth prior to the outbreak of the coronavirus and relatively resilient growth through the country’s lockdown and reopening. As the pandemic spread in early 2020, stocks declined as investors grew concerned about the impact of the outbreak, especially supply chain disruptions and reduced global demand. However, stocks recovered amid investor optimism about global economic stimulus and China’s potential for a rapid economic recovery. Chinese stocks also benefited from large inflows, as international investors returned to Chinese markets after withdrawing due to coronavirus-related concerns. Continued global demand for exports and supportive stimulus programs, including substantial spending by the central bank, also aided the economic recovery.

The consumer discretionary sector contributed the most to the Index’s return, driven by the internet and direct marketing retail industry. As brick-and-mortar retail stores were forced to close, customers and merchants migrated to online platforms, which led to sharply higher e-commerce sales. In addition, a large internet retail company expanded its investment in cloud computing, which grew as many global companies closed offices and adopted remote work policies. Increasing demand for food service delivery as businesses reopened also bolstered the sector’s performance.

The communication sector was a meaningful contributor to performance. People increased their use of social media, leading to higher digital advertising revenues in the interactive media and services industry. Greater use of online video games bolstered revenues in the interactive home industry. The information technology sector also contributed to the Index’s return amid rising profits from the purchases of 5G cell phones.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	35.6%
Communication Services	21.1
Financials	13.7
Health Care	5.4
Information Technology	5.3
Industrials	4.7
Real Estate	4.3
Consumer Staples	4.2
Energy	2.0
Materials	2.0
Utilities	1.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Alibaba Group Holding Ltd.	19.7%
Tencent Holdings Ltd.	14.3
Meituan Dianping, Class B	4.3
China Construction Bank Corp., Class H	2.5
JD.com Inc.	2.4
Ping An Insurance Group Co. of China Ltd., Class H	2.3
China Mobile Ltd.	1.6
NetEase Inc.	1.5
Baidu Inc.	1.2
Industrial & Commercial Bank of China Ltd., Class H	1.2

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® MSCI China Small-Cap ETF

Investment Objective

The iShares MSCI China Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Chinese equities that are available to international investors, as represented by the MSCI China Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	21.21%	6.06%	2.06%	21.21%	34.19%	22.45%
Fund Market	20.79	6.50	2.05	20.79	36.98	22.27
Index	21.79	5.13	1.41	21.79	28.44	14.88

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,164.00	$ 3.26		$ 1,000.00	$ 1,022.10	$ 3.05		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI China Small-Cap ETF

Portfolio Management Commentary

Chinese small-capitalization stocks declined along with broader markets amid the coronavirus outbreak, then advanced sharply as the Chinese economy recovered, ending the reporting period with robust gains. As China’s economy has shifted from manufacturing toward services and meeting domestic demand, small capitalization companies have become increasingly important, as they disproportionately provide services to consumers in sectors such as healthcare and education. In early 2020, stocks declined as investors grew concerned about the pandemic’s impact, especially supply chain disruptions and reduced global demand. However, stocks recovered amid investor optimism about global economic stimulus and China’s potential for a rapid economic recovery. Chinese stocks also benefited from large capital inflows as international investors returned to Chinese markets after withdrawing due to pandemic-related concerns.

The information technology sector contributed the most to the Index’s return, driven by the software and services industry. During pandemic-related restrictions, consumers and merchants increased their use of e-commerce, benefiting companies that produce software for online shopping. Investor optimism about demand for internet datacenters and 5G technology continuing to rise bolstered gains.

The consumer discretionary sector also contributed substantially to the Index’s performance, led by the automobiles and components industry, which was supported by strong vehicle battery sales. Scooter sales also rose sharply as consumers sought alternatives to public transportation. Private school enrollment increased, and delays in the reopening of schools led to greater demand for online learning and tutoring services, benefiting the education services industry.

The healthcare sector also contributed significantly to the Index’s return, led by the pharmaceuticals, biotechnology, and life sciences industry amid optimism surrounding progress in the development of a vaccine for COVID-19.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	23.0%
Real Estate	17.6
Information Technology	15.7
Industrials	12.7
Health Care	7.4
Materials	7.0
Communication Services	5.2
Financials	3.9
Utilities	3.7
Consumer Staples	2.8
Energy	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
China Youzan Ltd.	3.3%
21Vianet Group Inc.	2.4
Weimob Inc.	2.2
Chinasoft International Ltd.	1.6
Tianneng Power International Ltd.	1.6
China Meidong Auto Holdings Ltd.	1.5
Tianli Education International Holdings Ltd.	1.4
Ever Sunshine Lifestyle Services Group Ltd.	1.4
China Overseas Grand Oceans Group Ltd.	1.2
COFCO Meat Holdings Ltd.	1.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	12

Fund Summary as of August 31, 2020	iShares® MSCI Indonesia ETF

Investment Objective

The iShares MSCI Indonesia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Indonesian equities, as represented by the MSCI Indonesia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(21.04)%	1.01%	(0.98)%	(21.04)%	5.13%	(9.35)%
Fund Market	(21.14)	1.20	(1.10)	(21.14)	6.14	(10.48)
Index	(21.24)	1.50	(0.51)	(21.24)	7.72	(4.95)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 28, 2019 reflects the performance of MSCI Indonesia Investable Market Index. Index performance beginning on May 29, 2019 reflects the performance of the MSCI Indonesia IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 926.20	$ 2.86		$ 1,000.00	$ 1,022.20	$ 3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Indonesia ETF

Portfolio Management Commentary

Indonesian stocks declined substantially during the reporting period, as the coronavirus pandemic led to the first quarterly economic contraction in over two decades. In addition to interest rate reductions, the central bank purchased significant quantities of government bonds, but this version of quantitative easing led to lower foreign investment. Although the Indonesian government also passed meaningful fiscal stimulus measures, it dispersed only a fraction of the funds appropriated. Domestically, coronavirus-related restrictions weighed on the economy, and consumer spending decreased. Indonesia’s exports also declined during the pandemic, partly due to decreased international demand and lower commodities prices.

The financials sector significantly detracted from the Index’s performance, as the credit rating outlook for banks turned negative due to the pandemic’s impact on trade, investment, and tourism. The decline in international demand for commodities, such as coal and palm oil, played a notable role in this lower credit rating outlook. Concerns over expected defaults and persistently low demand for credit also weighed on banks. The communication services sector also detracted, as declining tourism and travel negatively affected the diversified telecommunication services industry. Tighter household finances also led to decreased use of more expensive communication services and intense competition over existing customers.

The real estate, consumer staples, and consumer discretionary sectors also detracted meaningfully from the Index’s performance, largely due to declining consumer spending. Real estate development companies declined as many renters struggled to make payments amid pandemic-related economic disruptions. The consumer staples sector was hindered by the tobacco industry, as the Ministry of Finance announced a plan to increase tobacco taxes. Substantially lower automotive sales weighed on the consumer discretionary sector. The materials sector was also a detractor, as a decline in cement sales negatively impacted the construction materials industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	40.0%
Consumer Staples	16.6
Communication Services	11.5
Materials	9.1
Consumer Discretionary	8.5
Energy	3.9
Real Estate	3.8
Industrials	2.7
Health Care	2.4
Utilities	1.1
Information Technology	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Bank Central Asia Tbk PT	18.8%
Bank Rakyat Indonesia Persero Tbk PT	11.3
Telekomunikasi Indonesia Persero Tbk PT	7.8
Astra International Tbk PT	5.3
Bank Mandiri Persero Tbk PT	4.4
Unilever Indonesia Tbk PT	4.3
Charoen Pokphand Indonesia Tbk PT	3.3
Bank Negara Indonesia Persero Tbk PT	2.7
Kalbe Farma Tbk PT	2.4
Indofood Sukses Makmur Tbk PT	2.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	14

Fund Summary as of August 31, 2020	iShares® MSCI Peru ETF

Investment Objective

The iShares MSCI Peru ETF (the “Fund”) seeks to track the investment results of an index composed of Peruvian equities, as represented by the MSCI All Peru Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(4.78)%	8.95%	0.83%	(4.78)%	53.48%	8.65%
Fund Market	(4.48)	8.74	0.83	(4.48)	52.01	8.60
Index	(4.16)	9.64	1.35	(4.16)	58.43	14.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,026.80	$ 3.06		$ 1,000.00	$ 1,022.10	$ 3.05		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Peru ETF

Portfolio Management Commentary

Peruvian equities declined modestly during the reporting period, as a significant coronavirus outbreak and strict containment measures led to a deep recession. The negative economic impact of the pandemic was substantially higher for hospitality, construction, and retail businesses, and many small companies declared bankruptcy. However, metal exports, which account for most of Peru’s international trade, quickly recovered as mines began reopening in May 2020. The government passed measures to provide funds to low-income citizens, but had difficulty reaching those without bank accounts. Furthermore, the Peruvian central bank sharply lowered interest rates, reduced reserve requirements, and created a new policy instrument for increasing liquidity.

This general economic environment was challenging for the financials sector, as the credit rating outlook for banks turned negative. Banks made a significant portion of their loans to small and medium-sized enterprises, which were disproportionately impacted by the pandemic and social-distancing restrictions. The Peruvian government guaranteed business loans to prevent bankruptcies, but low interest rates for those loans limited bank profits. Proposed legislation to delay loan repayments further increased concern in the banking industry.

The overall economic situation also weighed on the industrials sector, as industrial production declined significantly during the pandemic. Moreover, concerns increased over a possible reduction in Chinese investment in infrastructure, including plans for a port in Lima.

The general business climate for the materials sector was mixed, as mining companies sharply reduced operations due to coronavirus-related restrictions, but supply disruptions led to higher copper prices. Copper prices also benefited from strong Chinese demand, a positive long-term outlook driven by green technology applications, and fiscal stimulus. Additionally, trade tensions between the U.S. and China, lower interest rates, and economic uncertainty contributed to higher gold prices.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Materials	45.6%
Financials	27.1
Consumer Staples	7.6
Industrials	6.8
Utilities	6.4
Consumer Discretionary	2.7
Real Estate	2.7
Energy	1.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Credicorp Ltd.	22.7%
Southern Copper Corp.	14.0
Cia. de Minas Buenaventura SAA	9.7
Luz del Sur SAA	4.7
Alicorp SAA	4.6
Hochschild Mining PLC	4.4
Ferreycorp SAA	3.8
Pan American Silver Corp.	3.2
Sociedad Minera Cerro Verde SAA	3.2
Cementos Pacasmayo SAA	3.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	16

Fund Summary as of August 31, 2020	iShares® MSCI Philippines ETF

Investment Objective

The iShares MSCI Philippines ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Philippine equities, as represented by the MSCI Philippines Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(22.16)%	(4.98)%	1.49%	(22.16)%	(22.53)%	15.82%
Fund Market	(22.40)	(4.69)	1.46	(22.40)	(21.36)	15.48
Index	(21.39)	(4.32)	2.09	(21.39)	(19.81)	22.72

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 903.60	$ 2.87		$ 1,000.00	$ 1,022.10	$ 3.05		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Philippines ETF

Portfolio Management Commentary

Philippine stocks declined substantially during the reporting period, as the nation’s economy entered a deep recession driven by the coronavirus pandemic. In response, the central bank significantly lowered interest rates, reduced reserve requirements for banks, and purchased government bonds. A decline in imports helped the Philippine peso appreciate relative to the U.S. dollar, contributing to the Index’s return, which is measured in U.S. dollars. The government also provided some support for low-income households, but credit-rating considerations constrained spending.

The real estate sector detracted the most from the Index’s return, as the pandemic negatively impacted property prices. Earnings declined significantly, malls closed, and property sales dropped. Suspension of construction and movement restrictions also adversely affected real estate companies. Additionally, uncertainty stemming from fluctuating social-distancing regulations weighed on the sector. The decline in commerce reduced demand for office space, as business process outsourcing companies considered moving from expensive offices in downtown Manila to lower-priced provincial areas.

The financials sector was another meaningful detractor amid a weaker outlook for the banking industry. Nonperforming loans increased, but overall liquidity in the banking system remained strong. Banks responded to this less favorable environment by tightening lending standards, even as demand for loans from businesses and consumers declined. Furthermore, banks increased provisions for bad loans to deal with economic disruptions. Proposed legislation to provide relief to citizens by delaying loan payments also weighed on banks.

The industrials sector also detracted significantly from the Index’s performance, as the slowdown of global manufacturing and a sharp downturn in automotive sales and profits was disadvantageous for the capital goods industry. In the transportation industry, declines in travel weighed on toll road operations and rail services, while decreased trade negatively impacted revenue from ports.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	36.1%
Real Estate	25.3
Financials	12.3
Communication Services	7.5
Consumer Staples	7.0
Utilities	5.7
Consumer Discretionary	4.7
Energy	1.0
Materials	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
SM Prime Holdings Inc.	12.1%
Ayala Land Inc.	9.5
Ayala Corp.	8.5
SM Investments Corp.	8.4
JG Summit Holdings Inc.	7.5
PLDT Inc.	4.7
BDO Unibank Inc.	4.5
Universal Robina Corp.	4.5
International Container Terminal Services Inc.	4.3
Aboitiz Equity Ventures Inc.	3.9

(a)	Excludes money market funds.

F U N D S U M M A R Y	18

Fund Summary as of August 31, 2020	iShares® MSCI Poland ETF

Investment Objective

The iShares MSCI Poland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Polish equities, as represented by the MSCI Poland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years
Fund NAV	(8.61	)%(a)	(1.28)%	(1.38)%	(8.61	)%(a)	(6.25)%	(12.95)%
Fund Market	(9.07)		(1.49)	(1.41)	(9.07)		(7.24)	(13.25)
Index	(8.99)		(1.26)	(1.17)	(8.99)		(6.15)	(11.07)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Poland Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Poland IMI 25/50 Index.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,094.30	$ 3.21		$ 1,000.00	$ 1,022.10	$ 3.10		0.61%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Poland ETF

Portfolio Management Commentary

Stocks in Poland declined for the reporting period amid economic disruptions due to the outbreak of the novel coronavirus. The economy entered recession as pandemic-related restrictions to reduce the spread of the virus forced the prolonged closure of businesses. Consumer spending, a major driver of Poland’s economy, declined sharply, as did manufacturing production. Unemployment increased and salaries declined as some Polish companies responded to the pandemic by reducing wages. Economic strength before the outbreak, including a diversified economy, low unemployment, and a strong fiscal position somewhat mitigated the economic effects of the pandemic. The Polish zloty strengthened relative to European currencies, driving down international trade in services and slowing recovery.

The financials sector was the leading detractor from the Index’s return, driven primarily by banks. Bank stocks declined as the country’s central bank reduced interest rates to historic lows, pressuring profit margins. Earnings also declined, negatively affected by pandemic-related loan losses. Additionally, ongoing legal issues surrounding foreign currency denominated mortgages pressured Polish banks. Poland’s insurance industry also faced headwinds due in part to its exposure to the country’s banks. The energy sector also detracted significantly from the Index’s return, led by the oil, gas, and consumable fuels industry. Stocks declined amid lower global oil prices and difficulties financing new power production facilities due to environmental concerns.

On the upside, the communication services sector contributed to the Index’s return, driven by media and entertainment stocks. Sales and profits increased due to the success of a popular gaming franchise as video game use increased amid restrictions. The materials sector also contributed. Companies in the metals and mining industry benefited from higher prices for commodities such as copper due to constricted global supply and sustained demand.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	30.7%
Communication Services	24.7
Energy	10.9
Materials	10.8
Consumer Discretionary	6.9
Utilities	5.8
Consumer Staples	5.1
Information Technology	2.3
Industrials	2.0
Health Care	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
CD Projekt SA	14.6%
Powszechna Kasa Oszczednosci Bank Polski SA	9.3
KGHM Polska Miedz SA	8.8
Powszechny Zaklad Ubezpieczen SA	8.1
LPP SA	4.6
Polskie Gornictwo Naftowe i Gazownictwo SA	4.4
Polski Koncern Naftowy ORLEN SA	4.4
Dino Polska SA	4.3
Cyfrowy Polsat SA	4.3
Bank Polska Kasa Opieki SA	4.2

F U N D S U M M A R Y	20

Fund Summary as of August 31, 2020	iShares® MSCI Qatar ETF

Investment Objective

The iShares MSCI Qatar ETF (the “Fund”) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	4.10%	(0.10)%	(1.44)%	4.10%	(0.47)%	(8.77)%
Fund Market	4.10	(0.59)	(1.55)	4.10	(2.90)	(9.41)
Index	5.09	0.67	(0.76)	5.09	3.40	(4.72)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,110.40	$ 3.18		$ 1,000.00	$ 1,022.10	$ 3.05		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Qatar ETF

Portfolio Management Commentary

Qatari stocks advanced for the reporting period. While the coronavirus pandemic negatively affected the Qatari economy, the impact was less than in many other parts of the globe, with only modest contraction in the first two quarters of 2020. Oil and natural gas constitute the majority of the country’s economy and the government’s revenues. However, the sharp decline in oil prices in early 2020 had a relatively limited economic impact because the price of oil needed for the government to balance its budget is relatively low. Additionally, Qatar’s revenues depend on long-term contracts, which delays the effects of price changes. Investors were optimistic about Qatar’s continued economic recovery due in part to infrastructure and construction projects being built in advance of the 2022 FIFA World Cup soccer tournament.

From a sector perspective, real estate stocks contributed the most to the Index’s return. The property market showed strength, particularly as pandemic-related restrictions eased. Government programs to mitigate the effects of the pandemic, including exemptions from utility charges and a streamlined process for obtaining construction permits, buoyed the sector. Construction related to the FIFA World Cup and major transportation infrastructure boosted real estate stocks amid investor optimism for increasing demand.

The consumer staples, financials, and utilities sectors also contributed modestly to the Index’s return. In the food, beverage, and tobacco industry, revenues rose as supply chains remained robust and milk production efficiency increased. Merger negotiations in the banking industry bolstered the financials sector. In the utilities sector, profits increased amid the development of new sustainable energy projects. On the downside, the materials sector detracted from the Index’s return as lower demand and declining oil prices pressured the commodity chemicals industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	49.8%
Industrials	13.7
Energy	8.8
Real Estate	7.9
Materials	6.8
Communication Services	4.6
Utilities	4.4
Consumer Staples	2.8
Health Care	1.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Qatar National Bank QPSC	21.7%
Qatar Islamic Bank SAQ	8.1
Industries Qatar QSC	7.9
Masraf Al Rayan QSC	6.7
Qatar Electricity & Water Co. QSC	4.4
Qatar Fuel QSC	4.2
Mesaieed Petrochemical Holding Co.	4.1
Commercial Bank PSQC (The)	3.9
Barwa Real Estate Co.	3.5
Qatar Gas Transport Co. Ltd.	3.3

F U N D S U M M A R Y	22

Fund Summary as of August 31, 2020	iShares® MSCI Saudi Arabia ETF

Investment Objective

The iShares MSCI Saudi Arabia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Saudi Arabian equities, as represented by the MSCI Saudi Arabia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.21)%	5.39%	(2.21)%	29.74%
Fund Market	(1.86)	5.50	(1.86)	30.41
Index	(1.85)	6.14	(1.85)	34.36

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/16/15. The first day of secondary market trading was 9/17/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,052.50	$ 3.82		$ 1,000.00	$ 1,021.40	$ 3.76		0.74%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Saudi Arabia ETF

Portfolio Management Commentary

Stocks in Saudi Arabia declined modestly for the reporting period amid economic disruptions stemming from the coronavirus pandemic and lower oil prices. The economy contracted as the government responded to the virus’ spread by restricting travel and canceling or sharply limiting important events such as the annual hajj, which weighed on tourism revenues. Many foreign workers, vital for the economy, left the country due to pandemic-related concerns. Disagreement between Saudi Arabia and Russia regarding oil production coupled with investor expectations of ongoing reduced demand sent oil prices to historic lows. While prices recovered somewhat, later in the reporting period, declining state revenues from oil, still crucial to the country’s economy, led to increased budget deficits. However, substantial foreign currency reserves mitigated the effects of the pandemic on state finances.

The financials sector detracted the most from the Index’s return. Banks, which represented approximately 41% of the Index on average, led the decline. The economic turmoil of the pandemic and declining oil prices led to investor concerns about banks’ ability to pay their deposit obligations amid sharp increases in credit losses, which were somewhat offset by government aid. The materials sector also detracted from the Index’s return. Reduced demand for some commodities, especially petrochemicals, led to lower prices and sales. A reduction in mining operations due to pandemic-related restrictions led to sharply declining revenues.

On the upside, the consumer staples sector contributed significantly to the Index’s return. Sales and profits rose in the food, beverage, and tobacco industry as consumers increased their purchases of frozen foods and staples amid the pandemic. The healthcare sector was a modest contributor amid decreased financing costs and increased revenues due to higher occupancy at healthcare facilities.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	38.6%
Materials	22.7
Energy	9.9
Communication Services	9.5
Consumer Staples	6.1
Consumer Discretionary	4.3
Health Care	2.9
Utilities	2.3
Real Estate	2.1
Industrials	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Al Rajhi Bank	9.9%
Saudi Basic Industries Corp.	9.9
Saudi Arabian Oil Co.	9.0
Saudi Telecom Co.	6.9
National Commercial Bank	6.8
Samba Financial Group	4.0
Riyad Bank	3.7
Banque Saudi Fransi	2.8
Saudi British Bank (The)	2.8
Saudi Arabian Mining Co.	2.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	24

Fund Summary as of August 31, 2020	iShares® MSCI UAE ETF

Investment Objective

The iShares MSCI UAE ETF (the “Fund”) seeks to track the investment results of an index composed of UAE equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(18.43)%	(5.82)%	(8.44)%	(18.43)%	(25.90)%	(42.82)%
Fund Market	(18.55)	(6.28)	(8.64)	(18.55)	(27.68)	(43.62)
Index	(18.42)	(5.44)	(8.11)	(18.42)	(24.41)	(41.49)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 27 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 931.30	$ 2.91		$ 1,000.00	$ 1,022.10	$ 3.05		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 27 for more information.

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI UAE ETF

Portfolio Management Commentary

Stocks in the United Arab Emirates (“U.A.E.”) declined sharply during the reporting period, as the coronavirus pandemic disrupted the economy, and oil prices declined. The U.A.E., a federation of seven emirates, has one of the world’s highest per capita incomes. However, despite recent economic diversification, it is largely dependent on oil wealth. Business sentiment weakened at a historic rate as businesses and factories shut down to slow the spread of the coronavirus. Border closures and transportation reductions particularly weighed on the U.A.E. due to its role as a trading hub. These issues compounded the country’s existing challenges of substantial debt from the global financial crisis of 2008, U.S. tariffs, and steeply declining real estate prices.

The financials sector detracted the most from the Index’s return. Banks declined sharply, despite government loan assistance and stimulus spending, as the government imposed restrictions on businesses and travel. Banks’ significant exposure to the struggling real estate sector pressured the industry. Similarly, banks’ exposure to a major healthcare provider involved in a scandal raised concerns among investors about debt recovery.

The healthcare sector also detracted significantly from the Index’s return. A large healthcare company came under scrutiny amid allegations of accounting irregularities. The company’s stock declined significantly after an investigation revealed illicit activity. The real estate sector was also a significant detractor from the Index’s return. Before the outbreak of the novel coronavirus, hotel revenues and residential prices declined amid an oversupply of properties and reduced demand. The pandemic exacerbated this environment and forced the suspension of development as travel restrictions decreased international demand, and the government postponed the World Expo, originally scheduled for October 2020.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	50.0%
Real Estate	16.5
Communication Services	14.9
Industrials	10.8
Energy	5.0
Consumer Staples	1.9
Other (each representing less than 1%)	0.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
First Abu Dhabi Bank PJSC	16.4%
Emirates Telecommunications Group Co. PJSC	15.0
Emirates NBD Bank PJSC	13.2
Abu Dhabi Commercial Bank PJSC	4.8
Aldar Properties PJSC	4.5
Dubai Islamic Bank PJSC	4.4
Air Arabia PJSC	4.3
Dana Gas PJSC	4.3
Emaar Properties PJSC	4.1
Dubai Investments PJSC	4.0

F U N D S U M M A R Y	26

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Argentina and Global Exposure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 62.2%
Adecoagro SA(a)	46,646	$236,029
Arcos Dorados Holdings Inc., Class A	55,133	245,342
Banco BBVA Argentina SA, ADR(a)	31,345	105,633
Banco Macro SA, ADR(a)	18,782	355,919
Central Puerto SA, ADR	45,025	113,013
Corp. America Airports SA(a)(b)	14,035	33,403
Cresud SACIF y A, ADR(a)(b)	14,299	48,617
Despegar.com Corp.(a)	22,907	195,855
Empresa Distribuidora y Comercializadora Norte SA, ADR(a)	9,696	31,609
Globant SA(a)	10,120	1,797,109
Grupo Financiero Galicia SA, ADR(a)	33,743	348,565
Grupo Supervielle SA, ADR(b)	25,982	66,774
IRSA Inversiones y Representaciones SA, ADR(a)	10,151	33,701
IRSA Propiedades Comerciales SA, ADR	2,763	21,662
Loma Negra Cia Industrial Argentina SA, ADR(a)(b)	26,137	126,242
Pampa Energia SA, ADR(a)(b)	22,401	257,387
Telecom Argentina SA, ADR	38,559	260,659
Transportadora de Gas del Sur SA, Class B(a)	34,144	160,477
YPF SA, ADR(a)	63,970	356,952

		4,794,948

Canada — 4.4%
SSR Mining Inc.(a)	15,910	341,657

Chile — 7.6%
Cencosud SA	191,954	284,626
Cia. Cervecerias Unidas SA	44,935	296,127

		580,753

United Kingdom — 0.2%
Phoenix Global Resources PLC(a)	146,557	15,110

Security	Shares	Value

United States — 21.9%
MercadoLibre Inc.(a)	1,443	$1,686,275

Total Common Stocks — 96.3% (Cost: $10,895,110)		7,418,743

Preferred Stocks

Chile — 3.8%
Embotelladora Andina SA, Class B, Preference Shares	136,783	292,059

Total Preferred Stocks — 3.8% (Cost: $335,601)		292,059

Short-Term Investments

Money Market Funds — 4.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(c)(d)(e)	334,812	335,147

Total Short-Term Investments — 4.3% (Cost: $335,119)		335,147

Total Investments in Securities — 104.4% (Cost: $11,565,830)		8,045,949

Other Assets, Less Liabilities — (4.4)%		(341,363)

Net Assets — 100.0%		$7,704,586

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$197,697	$137,442	(a)	$—		$21	$(13)	$335,147	334,812	$13,076	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	8,000	—		(8,000	)(a)	—	—	—	—	371		—

						$21	$(13)	$335,147		$13,447		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	28

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Argentina and Global Exposure ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$7,418,743	$—	$—	$7,418,743
Preferred Stocks	292,059	—	—	292,059
Money Market Funds	335,147	—	—	335,147

	$8,045,949	$—	$—	$8,045,949

See notes to financial statements.

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Brazil Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Embraer SA(a)	1,372,800	$1,836,773

Auto Components — 0.6%
Mahle-Metal Leve SA	71,500	221,177
Tupy SA(a)	128,700	396,477

		617,654

Banks — 1.7%
Banco Inter SA	138,371	1,632,939
Banco Inter SA(a)	303	3,474

		1,636,413

Diversified Consumer Services — 3.9%
Anima Holding SA(a)	143,000	780,441
Ser Educacional SA(b)	114,453	299,386
YDUQS Participacoes SA	547,537	2,689,827

		3,769,654

Electric Utilities — 7.0%
Alupar Investimento SA	292,000	1,247,117
EDP - Energias do Brasil SA	600,600	2,046,194
Light SA(a)	471,900	1,301,491
Transmissora Alianca de Energia Eletrica SA	429,000	2,206,035

		6,800,837

Food Products — 7.9%
Camil Alimentos SA	214,500	498,919
M. Dias Branco SA	169,300	1,095,872
Marfrig Global Foods SA(a)	772,200	2,505,543
Minerva SA(a)	514,800	1,228,373
Sao Martinho SA	343,200	1,512,085
SLC Agricola SA	185,900	851,238

		7,692,030

Health Care Providers & Services — 6.5%
Alliar Medicos A Frente SA	100,100	218,779
Fleury SA	400,400	1,904,963
Instituto Hermes Pardini SA	100,100	470,767
Odontoprev SA	514,800	1,202,098
Qualicorp Consultoria e Corretora de Seguros SA	443,300	2,524,416

		6,321,023

Hotels, Restaurants & Leisure — 1.7%
BK Brasil Operacao e Assessoria a Restaurantes SA	328,900	659,491
CVC Brasil Operadora e Agencia de Viagens SA	271,700	906,343
CVC Brasil Operadora e Agencia de Viagens SA(a)	43,671	144,007

		1,709,841

Household Durables — 7.9%
Construtora Tenda SA	143,064	800,349
Cyrela Brazil Realty SA Empreendimentos e Participacoes	586,300	2,576,732
Even Construtora e Incorporadora SA	214,500	508,303
Ez Tec Empreendimentos e Participacoes SA	202,995	1,437,198
MRV Engenharia e Participacoes SA	610,700	2,000,452
Trisul SA	157,300	349,530

		7,672,564

Independent Power and Renewable Electricity Producers — 5.2%
AES Tiete Energia SA	314,648	860,336
Eneva SA(a)	341,800	3,084,107
Omega Geracao SA(a)	146,800	1,085,098

		5,029,541

Insurance — 0.3%
Wiz Solucoes e Corretagem de Seguros SA	143,000	278,654

Security	Shares	Value

IT Services — 1.8%
Locaweb Servicos de Internet SA(a)(b)	156,400	$1,751,621

Machinery — 0.5%
Iochpe Maxion SA	228,807	479,644

Media — 0.3%
Smiles Fidelidade SA	114,470	293,796

Multiline Retail — 0.4%
Marisa Lojas SA(a)	257,400	396,007

Oil, Gas & Consumable Fuels — 1.9%
Enauta Participacoes SA	157,300	322,577
Petro Rio SA(a)	200,900	1,534,060

		1,856,637

Paper & Forest Products — 1.8%
Duratex SA	614,900	1,783,310

Real Estate Management & Development — 7.3%
Aliansce Sonae Shopping Centers SA(a)	262,971	1,266,464
BR Malls Participacoes SA(a)	1,530,100	2,588,331
BR Properties SA	429,000	716,316
Iguatemi Empresa de Shopping Centers SA	174,907	1,050,864
Jereissati Participacoes SA	71,500	312,802
JHSF Participacoes SA	500,500	648,673
LOG Commercial Properties e Participacoes SA	85,892	485,050

		7,068,500

Road & Rail — 5.3%
Cia. de Locacao das Americas	643,500	2,392,935
Cosan Logistica SA(a)	271,784	1,060,205
JSL SA	117,900	679,775
Movida Participacoes SA	261,200	775,615
Tegma Gestao Logistica SA	51,600	243,425

		5,151,955

Software — 6.7%
Linx SA	274,300	1,779,033
TOTVS SA	900,916	4,739,502

		6,518,535

Specialty Retail — 1.6%
C&A Modas Ltda	214,500	471,549
Grupo SBF SA(a)	192,100	1,063,818

		1,535,367

Textiles, Apparel & Luxury Goods — 4.2%
Arezzo Industria e Comercio SA	85,880	878,541
Cia. Hering	286,000	953,524
Grendene SA	629,200	876,262
Guararapes Confeccoes SA	200,260	638,829
Vivara Participacoes SA	180,700	776,372

		4,123,528

Transportation Infrastructure — 1.4%
EcoRodovias Infraestrutura e Logistica SA(a)	386,100	909,315
Santos Brasil Participacoes SA	529,100	501,526

		1,410,841

Water Utilities — 3.0%
Cia. de Saneamento de Minas Gerais-COPASA	121,638	1,055,427
Cia. de Saneamento do Parana	381,365	1,859,588

		2,915,015

Total Common Stocks — 80.8% (Cost: $75,852,692)		78,649,740

S C H E D U L E O F I N V E S T M E N T S	30

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Brazil Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Airlines — 3.3%
Azul SA, Preference Shares, NVS	543,400	$2,199,988
Gol Linhas Aereas Inteligentes SA, Preference Shares, NVS(a)	314,600	1,025,938

		3,225,926

Banks — 2.4%
Banco ABC Brasil SA, Preference Shares, NVS	157,342	385,475
Banco do Estado do Rio Grande do Sul SA, Class B, Preference Shares, NVS	400,400	957,591
Banco Pan SA, Preference Shares, NVS	643,500	993,537

		2,336,603

Chemicals — 0.5%
Unipar Carbocloro SA, Preference Shares, NVS	93,333	507,505

Electric Utilities — 0.3%
Cia. Energetica do Ceara, Class A, Preference Shares, NVS	28,600	320,570

Independent Power and Renewable Electricity Producers — 2.1%
Cia. Energetica de Sao Paulo, Class B, Preference
Shares, NVS	371,800	2,039,990

Machinery — 1.3%
Marcopolo SA, Preference Shares, NVS	1,001,014	514,566
Randon SA Implemetos e Participacoes, Preference Shares, NVS	357,550	699,341

		1,213,907

Metals & Mining — 7.8%
Bradespar SA, Preference Shares, NVS	441,488	3,540,177
Cia. Ferro Ligas da Bahia-Ferbasa, Preference Shares, NVS	79,500	259,257
Metalurgica Gerdau SA, Preference Shares, NVS	1,415,700	2,268,361
Usinas Siderurgicas de Minas Gerais SA Usiminas, Class A, Preference Shares, NVS	815,100	1,508,096

		7,575,891

Security	Shares	Value

Water Utilities — 0.4%
Cia. de Saneamento do Parana, Preference Shares, NVS	441,800	$426,023

Total Preferred Stocks — 18.1% (Cost: $17,025,559)		17,646,415

Warrants

Hotels, Restaurants & Leisure — 0.0%
CVC Brasil Operadora e Agencia de Viagens SA, (Expires 01/29/21)(a)	43,671	57,808

Total Warrants — 0.0% (Cost: $0)		57,808

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	150,000	150,000

Total Short-Term Investments — 0.2% (Cost: $150,000)		150,000

Total Investments in Securities — 99.1% (Cost: $93,028,251)		96,503,963

Other Assets, Less Liabilities — 0.9%		870,640

Net Assets — 100.0%		$97,374,603

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$125,000	$25,000	(a)	$—	$—	$—	$150,000	150,000	$1,249	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Brazil Index	19	09/18/20	$767	$(20,105)

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Brazil Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$20,105

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(20,105)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$153,318

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$78,649,740	$—	$—	$78,649,740
Preferred Stocks	17,646,415	—	—	17,646,415
Warrants	—	57,808	—	57,808
Money Market Funds	150,000	—	—	150,000

	$96,446,155	$57,808	$—	$96,503,963

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(20,105)	$—	$—	$(20,105)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	32

Schedule of Investments August 31, 2020	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
AECC Aviation Power Co. Ltd., Class A	322,476	$2,101,769
AVIC Aircraft Co. Ltd., Class A	443,345	1,566,464
AVIC Shenyang Aircraft Co. Ltd., Class A	155,099	1,337,187
AviChina Industry & Technology Co. Ltd., Class H	6,045,000	3,775,127
China Avionics Systems Co. Ltd., Class A	313,867	817,530
China Spacesat Co. Ltd., Class A	198,470	1,143,445

		10,741,522

Air Freight & Logistics — 0.6%
BEST Inc., ADR(a)(b)	461,032	1,844,128
SF Holding Co. Ltd., Class A	403,083	5,008,266
Yunda Holding Co. Ltd., Class A	362,713	1,100,454
ZTO Express Cayman Inc., ADR	836,628	28,052,137

		36,004,985

Airlines — 0.2%
Air China Ltd., Class A	1,047,889	1,109,217
Air China Ltd., Class H	4,030,000	2,776,746
China Eastern Airlines Corp. Ltd., Class A	1,813,596	1,337,197
China Eastern Airlines Corp. Ltd., Class H	3,224,000	1,331,174
China Southern Airlines Co. Ltd., Class A(a)	1,813,588	1,551,671
China Southern Airlines Co. Ltd., Class H(a)(b)	3,224,000	1,701,407
Spring Airlines Co. Ltd., Class A	161,285	1,038,946

		10,846,358

Auto Components — 0.2%
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	34,195	826,773
Fuyao Glass Industry Group Co. Ltd., Class A	322,998	1,366,663
Fuyao Glass Industry Group Co. Ltd., Class H(c)	1,128,400	3,632,650
Huayu Automotive Systems Co. Ltd., Class A	484,372	1,759,514
Ningbo Joyson Electronic Corp., Class A	197,000	660,391
Shandong Linglong Tyre Co. Ltd., Class A	238,061	831,058
Weifu High-Technology Group Co. Ltd., Class A	198,435	721,987

		9,799,036

Automobiles — 1.8%
BAIC Motor Corp. Ltd., Class H(c)	3,828,500	1,832,705
Brilliance China Automotive Holdings Ltd.	6,448,000	5,773,968
BYD Co. Ltd., Class A	273,959	3,399,913
BYD Co. Ltd., Class H(b)	1,410,500	14,013,729
Chongqing Changan Automobile Co. Ltd., Class A(a)	558,056	954,109
Dongfeng Motor Group Co. Ltd., Class H	6,300,000	4,373,335
Geely Automobile Holdings Ltd.	12,896,000	27,255,792
Great Wall Motor Co. Ltd., Class H	7,052,500	7,652,952
Guangzhou Automobile Group Co. Ltd., Class H	6,448,400	5,541,356
NIO Inc., ADR(a)(b)	2,019,030	38,422,141
SAIC Motor Corp. Ltd., Class A	1,047,876	2,854,860

		112,074,860

Banks — 7.5%
Agricultural Bank of China Ltd., Class A	10,034,700	4,702,976
Agricultural Bank of China Ltd., Class H	60,853,000	20,336,286
Bank of Beijing Co. Ltd., Class A	2,941,999	2,091,871
Bank of Chengdu Co. Ltd., Class A	636,293	943,874
Bank of China Ltd., Class A	4,916,600	2,354,518
Bank of China Ltd., Class H	174,096,000	57,057,456
Bank of Communications Co. Ltd., Class A	5,319,622	3,673,713
Bank of Communications Co. Ltd., Class H	19,344,200	10,108,709
Bank of Hangzhou Co. Ltd., Class A	888,160	1,679,285
Bank of Jiangsu Co. Ltd., Class A	1,853,878	1,737,719
Bank of Nanjing Co. Ltd., Class A	1,410,500	1,769,007

Security	Shares	Value

Banks (continued)
Bank of Ningbo Co. Ltd., Class A	843,784	$4,373,438
Bank of Shanghai Co. Ltd., Class A	2,095,697	2,576,344
China CITIC Bank Corp. Ltd., Class H	20,553,800	8,592,648
China Construction Bank Corp., Class A	1,370,209	1,240,343
China Construction Bank Corp., Class H	213,187,000	151,015,997
China Everbright Bank Co. Ltd., Class A	5,480,800	3,072,830
China Everbright Bank Co. Ltd., Class H	6,851,000	2,457,472
China Merchants Bank Co. Ltd., Class A	2,780,768	15,302,212
China Merchants Bank Co. Ltd., Class H	8,664,650	41,365,916
China Minsheng Banking Corp. Ltd., Class A	4,674,870	3,788,138
China Minsheng Banking Corp. Ltd., Class H	12,896,160	7,854,025
Chongqing Rural Commercial Bank Co. Ltd., Class H	5,642,000	2,300,435
Huaxia Bank Co. Ltd., Class A	1,732,991	1,626,937
Industrial & Commercial Bank of China Ltd., Class A	7,334,600	5,311,552
Industrial & Commercial Bank of China Ltd., Class H	134,199,000	75,149,986
Industrial Bank Co. Ltd., Class A	2,821,000	6,655,915
Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	483,600	601,574
Ping An Bank Co. Ltd., Class A	2,700,155	5,945,021
Postal Savings Bank of China Co. Ltd., Class H(c)	22,568,000	10,686,833
Shanghai Pudong Development Bank Co. Ltd., Class A	3,989,798	6,034,954

		462,407,984

Beverages — 1.8%
Anhui Gujing Distillery Co. Ltd., Class A	40,396	1,523,797
Anhui Gujing Distillery Co. Ltd., Class B	242,230	3,075,480
Anhui Kouzi Distillery Co. Ltd., Class A	120,900	1,060,875
Beijing Shunxin Agriculture Co. Ltd., Class A	120,900	1,328,300
China Resources Beer Holdings Co. Ltd	3,224,000	20,965,994
Jiangsu King’s Luck Brewery JSC Ltd., Class A	201,603	1,603,605
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	201,576	4,152,392
Kweichow Moutai Co. Ltd., Class A	162,704	42,438,944
Luzhou Laojiao Co. Ltd., Class A	201,500	4,398,247
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	120,976	3,483,481
Sichuan Swellfun Co. Ltd., Class A	80,600	895,418
Tsingtao Brewery Co. Ltd., Class A	120,963	1,542,867
Tsingtao Brewery Co. Ltd., Class H	872,000	7,943,485
Wuliangye Yibin Co. Ltd., Class A	523,957	18,359,896

		112,772,781

Biotechnology — 0.7%
3SBio Inc.(a)(c)	2,821,000	3,312,336
Beijing Tiantan Biological Products Corp. Ltd., Class A	201,572	1,245,781
BGI Genomics Co. Ltd., Class A(a)	40,399	864,115
Chongqing Zhifei Biological Products Co. Ltd., Class A	201,540	3,976,863
Hualan Biological Engineering Inc., Class A	282,160	2,372,910
Innovent Biologics Inc.(a)(c)	2,015,000	13,428,740
Jinyu Bio-Technology Co. Ltd., Class A	201,500	847,287
Shanghai RAAS Blood Products Co. Ltd., Class A	806,000	1,057,933
Shenzhen Kangtai Biological Products Co. Ltd., Class A	80,655	2,331,631
Walvax Biotechnology Co. Ltd., Class A	201,597	1,869,051
Zai Lab Ltd., ADR(a)	116,870	9,275,972

		40,582,619

Building Products — 0.1%
Beijing New Building Materials PLC, Class A	275,960	1,321,549
China Lesso Group Holdings Ltd.	2,418,000	4,511,433

		5,832,982

Capital Markets — 1.8%
Caitong Securities Co. Ltd., Class A	523,900	1,113,712

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Changjiang Securities Co. Ltd., Class A	928,836	$1,156,782
China Cinda Asset Management Co. Ltd., Class H	17,732,000	3,386,174
China Everbright Ltd.	2,418,000	3,725,208
China Galaxy Securities Co. Ltd., Class H	8,866,000	5,342,377
China Huarong Asset Management Co. Ltd., Class H(c)	21,359,000	2,452,792
China International Capital Corp. Ltd., Class H(a)(c)	3,062,800	7,279,443
China Merchants Securities Co. Ltd., Class A(a)	1,007,568	3,170,188
CITIC Securities Co. Ltd., Class A	1,531,475	7,110,503
CITIC Securities Co. Ltd., Class H(b)	4,634,500	11,134,544
CSC Financial Co. Ltd., Class A	396,899	3,028,976
Dongxing Securities Co. Ltd., Class A	437,194	852,155
East Money Information Co. Ltd., Class A	1,128,468	4,310,129
Everbright Securities Co. Ltd., Class A	523,999	1,677,005
First Capital Securities Co. Ltd., Class A	600,989	943,275
Founder Securities Co. Ltd., Class A(a)	1,243,199	1,591,855
GF Securities Co. Ltd., Class A	878,099	2,073,084
GF Securities Co. Ltd., Class H	2,659,800	3,147,083
Guosen Securities Co. Ltd., Class A	605,633	1,238,828
Guotai Junan Securities Co. Ltd., Class A	1,088,100	3,072,477
Guotai Junan Securities Co. Ltd., Class H(c)	1,128,400	1,761,726
Guoyuan Securities Co. Ltd., Class A	564,200	907,775
Haitong Securities Co. Ltd., Class A(a)	1,329,959	2,945,691
Haitong Securities Co. Ltd., Class H(a)	5,803,200	5,271,450
Hithink RoyalFlush Information Network Co. Ltd., Class A	72,087	1,767,351
Huaan Securities Co. Ltd., Class A	564,200	741,377
Huatai Securities Co. Ltd., Class A	1,007,593	3,149,671
Huatai Securities Co. Ltd., Class H(c)	3,224,000	5,657,490
Huaxi Securities Co. Ltd., Class A	443,300	828,459
Industrial Securities Co. Ltd., Class A	1,049,940	1,260,084
Nanjing Securities Co. Ltd., Class A	483,600	1,043,576
Noah Holdings Ltd.(a)(b)	75,764	2,121,392
Orient Securities Co. Ltd., Class A	886,664	1,528,876
Pacific Securities Co. Ltd. (The), Class A(a)	1,041,693	646,386
SDIC Capital Co. Ltd., Class A	524,878	1,163,305
Sealand Securities Co. Ltd., Class A	871,860	710,304
Shanxi Securities Co. Ltd., Class A	564,251	677,185
Shenwan Hongyuan Group Co. Ltd., Class A	3,264,397	2,688,100
Sinolink Securities Co. Ltd., Class A	422,800	960,523
SooChow Securities Co. Ltd., Class A	600,850	943,934
Southwest Securities Co. Ltd., Class A	1,047,800	858,232
Tianfeng Securities Co. Ltd., Class A	886,600	894,477
Western Securities Co. Ltd., Class A	638,630	910,044
Zheshang Securities Co. Ltd., Class A	483,600	1,050,637

		108,294,635

Chemicals — 0.3%
Hengli Petrochemical Co. Ltd., Class A	886,610	2,722,295
Hengyi Petrochemical Co. Ltd., Class A	685,176	1,245,474
Lomon Billions Group Co. Ltd., Class A	362,700	1,242,865
Rongsheng Petro Chemical Co. Ltd., Class A	806,023	2,330,107
Sinopec Shanghai Petrochemical Co. Ltd., Class A	886,600	451,769
Sinopec Shanghai Petrochemical Co. Ltd., Class H	8,060,000	1,663,968
Tianqi Lithium Corp., Class A(a)	201,500	667,827
Tongkun Group Co. Ltd., Class A	396,776	934,422
Transfar Zhilian Co. Ltd., Class A	840,192	740,933
Wanhua Chemical Group Co. Ltd., Class A	477,473	5,109,247
Zhejiang Longsheng Group Co. Ltd., Class A	483,671	1,013,364

		18,122,271

Security	Shares	Value

Commercial Services & Supplies — 0.6%
A-Living Services Co. Ltd., Class H(b)(c)	1,007,500	$5,199,899
Beijing Originwater Technology Co. Ltd., Class A	551,597	783,607
China Everbright International Ltd.	8,463,148	5,110,550
Country Garden Services Holdings Co. Ltd.	3,224,000	22,484,365
Greentown Service Group Co. Ltd.	3,224,000	4,334,636
Shanghai M&G Stationery Inc., Class A	161,200	1,635,736

		39,548,793

Communications Equipment — 0.3%
BYD Electronic International Co. Ltd.(b)	1,613,000	6,836,907
Fiberhome Telecommunication Technologies Co. Ltd., Class A	195,277	749,843
Guangzhou Haige Communications Group Inc. Co., Class A	475,084	916,991
Hengtong Optic-Electric Co. Ltd., Class A	362,700	865,822
Shenzhen Sunway Communication Co. Ltd., Class A	161,200	1,459,688
Yealink Network Technology Corp. Ltd., Class A	110,094	905,776
Zhongji Innolight Co. Ltd., Class A	120,997	1,046,003
ZTE Corp., Class A	475,956	2,710,159
ZTE Corp., Class H	1,692,640	4,924,941

		20,416,130

Construction & Engineering — 0.8%
China Communications Construction Co. Ltd., Class H	10,881,000	6,107,282
China Communications Services Corp. Ltd., Class H	5,642,800	3,705,974
China Conch Venture Holdings Ltd.	3,627,000	15,724,496
China Gezhouba Group Co. Ltd., Class A	799,891	742,765
China National Chemical Engineering Co. Ltd., Class A	880,495	753,334
China Railway Construction Corp. Ltd., Class A	1,724,398	2,248,290
China Railway Construction Corp. Ltd., Class H	4,231,500	3,254,097
China Railway Group Ltd., Class A	2,538,998	2,075,935
China Railway Group Ltd., Class H	8,463,000	4,346,076
China State Construction Engineering Corp. Ltd., Class A	5,239,098	3,931,723
China State Construction International Holdings Ltd.	4,836,000	3,750,167
Metallurgical Corp. of China Ltd., Class A	2,740,400	1,128,305
Power Construction Corp. of China Ltd., Class A	2,216,597	1,317,178
Shanghai Tunnel Engineering Co. Ltd., Class A	846,300	738,905
Sinopec Engineering Group Co. Ltd., Class H	3,224,000	1,431,012
Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	483,668	742,187

		51,997,726

Construction Materials — 0.8%
Anhui Conch Cement Co. Ltd., Class A	595,991	5,300,192
Anhui Conch Cement Co. Ltd., Class H	2,619,500	18,995,232
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	235,696	2,062,682
China Jushi Co. Ltd., Class A	638,669	1,384,731
China National Building Material Co. Ltd., Class H	8,866,000	12,469,359
China Resources Cement Holdings Ltd.	5,642,000	8,226,241
Huaxin Cement Co. Ltd., Class A	201,500	822,575
Tangshan Jidong Cement Co. Ltd., Class A	235,668	616,598

		49,877,610

Containers & Packaging — 0.0%
Yunnan Energy New Material Co. Ltd., Class A	120,900	1,380,549

Distributors — 0.0%
Wuchan Zhongda Group Co. Ltd., Class A	1,122,203	801,205

Diversified Consumer Services — 2.2%
China East Education Holdings Ltd.(b)(c)	1,209,000	2,670,668
China Education Group Holdings Ltd.(b)	1,612,000	3,169,859

S C H E D U L E O F I N V E S T M E N T S	34

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
China Yuhua Education Corp Ltd.(c)	2,418,000	$2,318,115
GSX Techedu Inc., ADR(a)(b)	157,095	13,415,913
Koolearn Technology Holding Ltd.(a)(c)	604,500	2,893,744
New Oriental Education & Technology Group Inc., ADR(a)	318,773	46,741,685
Offcn Education Technology Co. Ltd., Class A	276,005	1,439,031
TAL Education Group, ADR(a)	845,091	62,376,167

		135,025,182

Diversified Financial Services — 0.1%
Avic Capital Co. Ltd., Class A	1,413,582	1,038,131
Far East Horizon Ltd.	4,433,000	3,923,844

		4,961,975

Diversified Telecommunication Services — 0.6%
China Telecom Corp. Ltd., Class H	29,016,000	9,509,576
China Tower Corp. Ltd., Class H(c)	98,332,000	18,777,877
China Unicom Hong Kong Ltd.	13,702,000	9,706,132

		37,993,585

Electrical Equipment — 0.5%
Contemporary Amperex Technology Co. Ltd., Class A	322,467	9,715,230
Eve Energy Co. Ltd., Class A	290,536	2,078,969
Fangda Carbon New Material Co. Ltd., Class A(a)	765,747	752,426
Hongfa Technology Co. Ltd., Class A	120,900	823,987
Jiangsu Zhongtian Technology Co. Ltd., Class A	403,000	664,885
NARI Technology Co. Ltd., Class A	685,188	2,240,893
Shanghai Electric Group Co. Ltd., Class A(a)	926,900	752,439
Shanghai Electric Group Co. Ltd., Class H(a)	6,448,000	1,896,923
Sunwoda Electronic Co. Ltd., Class A	275,998	966,314
TBEA Co. Ltd., Class A	604,596	721,192
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	549,420	875,972
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	1,612,120	1,387,437
Zhejiang Chint Electrics Co. Ltd., Class A(a)	363,268	1,828,234
Zhuzhou CRRC Times Electric Co. Ltd., Class H	1,249,300	4,013,802

		28,718,703

Electronic Equipment, Instruments & Components — 1.5%
AAC Technologies Holdings Inc.	1,612,000	10,171,003
AVIC Jonhon Optronic Technology Co. Ltd., Class A	201,598	1,421,663
BOE Technology Group Co. Ltd., Class A	4,594,200	3,689,232
Chaozhou Three-Circle Group Co. Ltd., Class A	282,100	1,152,429
China Railway Signal & Communication Corp. Ltd., Class H(c)	3,627,000	1,469,492
Foxconn Industrial Internet Co. Ltd., Class A	806,096	1,734,793
GoerTek Inc., Class A	443,300	2,659,483
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	80,619	1,178,007
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	1,289,614	7,045,744
Kingboard Holdings Ltd.	1,612,000	5,189,500
Kingboard Laminates Holdings Ltd.	2,619,500	3,302,196
Lens Technology Co. Ltd., Class A	403,088	2,031,580
Lingyi iTech Guangdong Co., Class A(a)	846,300	1,477,811
Luxshare Precision Industry Co. Ltd., Class A	967,244	7,767,156
NAURA Technology Group Co. Ltd., Class A	80,600	2,168,821
OFILM Group Co. Ltd., Class A	403,000	1,112,653
Shengyi Technology Co. Ltd., Class A	322,400	1,167,845
Shennan Circuits Co. Ltd., Class A	58,020	1,174,521
Sunny Optical Technology Group Co. Ltd.	1,571,700	23,301,269

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	241,800	$981,088
Tianma Microelectronics Co. Ltd., Class A	356,599	855,423
Unisplendour Corp. Ltd., Class A	378,820	1,814,137
Universal Scientific Industrial Shanghai Co. Ltd., Class A	233,700	798,091
Wingtech Technology Co. Ltd., Class A	120,900	2,437,011
Wuhan Guide Infrared Co. Ltd., Class A	241,820	1,354,713
WUS Printed Circuit Kunshan Co. Ltd., Class A	275,999	847,845
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	114,798	753,235
Zhejiang Dahua Technology Co. Ltd., Class A	483,600	1,614,083

		90,670,824

Energy Equipment & Services — 0.1%
China Oilfield Services Ltd., Class H	4,020,000	3,158,881
Offshore Oil Engineering Co. Ltd., Class A	638,698	458,801
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	158,151	790,853

		4,408,535

Entertainment — 2.4%
Alibaba Pictures Group Ltd.(a)	28,210,000	4,003,922
Beijing Enlight Media Co. Ltd., Class A	437,198	1,034,086
Beijing Kunlun Tech Co. Ltd., Class A	201,561	819,587
Bilibili Inc., ADR(a)(b)	263,159	12,434,263
Giant Network Group Co. Ltd., Class A	273,576	826,422
HUYA Inc., ADR(a)(b)	142,662	4,097,253
iQIYI Inc., ADR(a)(b)	502,138	10,871,288
Mango Excellent Media Co. Ltd., Class A	241,880	2,507,388
NetEase Inc., ADR	182,559	88,944,570
Perfect World Co. Ltd., Class A	302,500	1,616,920
Tencent Music Entertainment Group, ADR(a)(b)	816,075	12,755,252
Wanda Film Holding Co. Ltd., Class A(a)	316,295	855,719
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	282,100	1,877,742
Zhejiang Century Huatong Group Co. Ltd., Class A(a)	1,047,898	1,693,674

		144,338,086

Food & Staples Retailing — 0.2%
Sun Art Retail Group Ltd.	5,239,000	6,827,468
Yifeng Pharmacy Chain Co. Ltd., Class A	101,891	1,499,545
Yonghui Superstores Co. Ltd., Class A	1,491,134	1,933,272

		10,260,285

Food Products — 1.9%
Angel Yeast Co. Ltd., Class A	114,724	1,164,132
Beijing Dabeinong Technology Group Co. Ltd., Class A	604,500	1,003,506
China Feihe Ltd.(c)	2,418,000	4,898,305
China Huishan Dairy Holdings Co. Ltd.(a)(d)	1,366,667	2
China Mengniu Dairy Co. Ltd.(a)	6,045,000	29,717,425
Chongqing Fuling Zhacai Group Co. Ltd., Class A	161,200	1,203,854
Dali Foods Group Co. Ltd.(c)	4,634,500	2,840,445
Foshan Haitian Flavouring & Food Co. Ltd., Class A	376,189	10,062,245
Fujian Sunner Development Co. Ltd., Class A(a)	201,500	790,802
Guangdong Haid Group Co. Ltd., Class A	235,597	2,434,346
Heilongjiang Agriculture Co. Ltd., Class A	282,100	830,342
Henan Shuanghui Investment & Development Co. Ltd., Class A	410,708	3,807,766
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	846,325	5,182,376
Jiangxi Zhengbang Technology Co. Ltd., Class A	362,700	1,315,944
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	120,900	1,440,389
Juewei Food Co. Ltd., Class A	80,600	1,108,535
Muyuan Foodstuff Co. Ltd., Class A	523,940	6,716,444

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
New Hope Liuhe Co. Ltd., Class A	564,299	$3,130,806
Tingyi Cayman Islands Holding Corp.	4,836,000	9,085,264
Tongwei Co. Ltd., Class A	604,599	2,153,875
Uni-President China Holdings Ltd.	3,224,000	2,936,903
Want Want China Holdings Ltd.(b)	11,284,000	7,745,770
Wens Foodstuffs Group Co. Ltd., Class A	921,596	3,320,848
Yihai International Holding Ltd.(a)	1,076,000	16,910,228

		119,800,552

Gas Utilities — 0.9%
Beijing Enterprises Holdings Ltd.	1,209,000	3,845,326
China Gas Holdings Ltd.	5,803,200	15,911,692
China Resources Gas Group Ltd.	2,024,000	9,506,087
ENN Energy Holdings Ltd.	1,773,200	19,676,419
Kunlun Energy Co. Ltd.	8,866,000	6,612,192

		55,551,716

Health Care Equipment & Supplies — 0.4%
AK Medical Holdings Ltd.(b)(c)	806,000	2,061,240
Autobio Diagnostics Co. Ltd., Class A	34,197	804,803
Jafron Biomedical Co. Ltd., Class A	120,920	1,345,468
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	140,000	752,414
Lepu Medical Technology Beijing Co. Ltd., Class A	282,600	1,599,261
Ovctek China Inc., Class A	120,900	1,152,841
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	5,204,000	12,153,623
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	146,195	7,309,590

		27,179,240

Health Care Providers & Services — 0.3%
Aier Eye Hospital Group Co. Ltd., Class A	564,219	4,281,183
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	74,494	1,171,169
Huadong Medicine Co. Ltd., Class A	271,380	1,107,843
Jointown Pharmaceutical Group Co. Ltd., Class A(a)	322,400	834,108
Meinian Onehealth Healthcare Holdings Co. Ltd., Class A(a)	564,881	1,448,254
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	322,458	1,045,176
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,652,300	2,946,367
Sinopharm Group Co. Ltd., Class H	2,901,600	7,143,414
Topchoice Medical Corp., Class A(a)	40,300	1,331,477

		21,308,991

Health Care Technology — 0.5%
Alibaba Health Information Technology Ltd.(a)(b)	7,254,000	17,521,581
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	846,300	12,339,361
Winning Health Technology Group Co. Ltd., Class A	358,556	1,109,829

		30,970,771

Hotels, Restaurants & Leisure — 1.2%
Haidilao International Holding Ltd.(b)(c)	1,612,000	10,399,799
Huazhu Group Ltd., ADR	301,041	13,465,564
Shenzhen Overseas Chinese Town Co. Ltd., Class A	1,450,838	1,514,566
Songcheng Performance Development Co. Ltd., Class A	418,177	1,091,669
Yum China Holdings Inc.(a)	799,955	46,165,403

		72,637,001

Household Durables — 0.4%
Gree Electric Appliances Inc. of Zhuhai, Class A	443,316	3,527,550
Haier Electronics Group Co. Ltd.	3,031,000	10,383,418
Haier Smart Home Co. Ltd., Class A	886,646	2,886,812

Security	Shares	Value

Household Durables (continued)
Hangzhou Robam Appliances Co. Ltd., Class A	161,400	$919,034
NavInfo Co. Ltd., Class A	322,400	773,856
Oppein Home Group Inc., Class A	56,620	834,939
Suofeiya Home Collection Co. Ltd., Class A	161,214	626,106
TCL Technology Group Corp., Class A	1,934,400	1,999,599
Zhejiang Supor Co. Ltd., Class A	74,496	921,798

		22,873,112

Household Products — 0.0%
Vinda International Holdings Ltd.	806,000	2,755,947

Independent Power and Renewable Electricity Producers — 0.6%
CGN Power Co. Ltd., Class H(c)	17,732,000	3,843,766
China Longyuan Power Group Corp. Ltd., Class H	7,254,000	4,576,952
China National Nuclear Power Co. Ltd., Class A	2,136,276	1,453,472
China Power International Development Ltd.	10,075,000	1,949,962
China Resources Power Holdings Co. Ltd.	4,030,000	4,783,908
China Yangtze Power Co. Ltd., Class A	2,982,241	8,403,561
GD Power Development Co. Ltd., Class A	3,062,800	916,718
Huadian Power International Corp. Ltd., Class A	1,007,500	589,865
Huaneng Power International Inc., Class A	1,025,300	824,833
Huaneng Power International Inc., Class H	8,060,000	3,359,135
SDIC Power Holdings Co. Ltd., Class A	1,047,896	1,386,148
Shenergy Co. Ltd., Class A	843,250	705,463
Shenzhen Energy Group Co. Ltd., Class A	921,480	770,910
Sichuan Chuantou Energy Co. Ltd., Class A	681,362	996,802

		34,561,495

Industrial Conglomerates — 0.3%
CITIC Ltd.	12,896,000	11,764,252
Fosun International Ltd.(b)	5,843,500	6,506,894
Shanghai Industrial Holdings Ltd.	1,209,000	1,815,805

		20,086,951

Insurance — 4.3%
China Life Insurance Co. Ltd., Class A	403,080	2,570,616
China Life Insurance Co. Ltd., Class H	16,523,000	40,251,381
China Pacific Insurance Group Co. Ltd., Class A	926,947	4,171,102
China Pacific Insurance Group Co. Ltd., Class H	6,045,000	16,808,675
China Reinsurance Group Corp., Class H	11,284,000	1,208,457
China Taiping Insurance Holdings Co. Ltd.(b)	3,546,524	5,637,720
Hubei Biocause Pharmaceutical Co. Ltd., Class A	806,000	662,532
New China Life Insurance Co. Ltd., Class A	318,824	2,785,983
New China Life Insurance Co. Ltd., Class H	1,813,500	7,242,160
People’s Insurance Co. Group of China Ltd. (The), Class A	829,000	873,887
People’s Insurance Co. Group of China Ltd. (The), Class H	18,135,000	5,920,085
PICC Property & Casualty Co. Ltd., Class H	15,314,462	11,836,368
Ping An Insurance Group Co. of China Ltd., Class A	1,450,843	16,230,275
Ping An Insurance Group Co. of China Ltd., Class H	13,299,000	141,653,058
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(c)	846,300	5,574,552

		263,426,851

Interactive Media & Services — 16.3%
58.com Inc., ADR(a)(b)	210,769	11,668,172
Autohome Inc., ADR(b)	132,587	10,638,781
Baidu Inc., ADR(a)	604,097	75,252,363
JOYY Inc.(a)(b)	128,960	11,018,343
Momo Inc., ADR	337,311	6,881,145
SINA Corp.(a)(b)	124,930	5,082,777
Tencent Holdings Ltd.	12,734,800	871,700,728

S C H E D U L E O F I N V E S T M E N T S	36

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Weibo Corp., ADR(a)(b)	123,721	$4,614,793

		996,857,102

Internet & Direct Marketing Retail — 28.1%
Alibaba Group Holding Ltd., ADR(a)	4,178,707	1,199,414,270
Baozun Inc., ADR(a)	99,138	4,108,279
JD.com Inc., ADR(a)	1,893,697	148,920,332
Meituan Dianping, Class B(a)	7,939,100	261,831,572
Pinduoduo Inc., ADR(a)	604,500	53,764,230
Tongcheng-Elong Holdings Ltd.(a)	1,934,400	3,793,846
Trip.com Group Ltd., ADR(a)	1,055,457	31,917,020
Vipshop Holdings Ltd., ADR(a)	984,529	16,254,574

		1,720,004,123

IT Services — 0.4%
Beijing Sinnet Technology Co. Ltd., Class A	275,996	1,062,213
China TransInfo Technology Co. Ltd., Class A	282,100	1,007,449
DHC Software Co. Ltd., Class A	477,412	812,747
GDS Holdings Ltd., ADR(a)(b)	176,111	14,254,424
TravelSky Technology Ltd., Class H	2,086,000	4,338,796
Wangsu Science & Technology Co. Ltd., Class A	362,700	485,072
Wonders Information Co. Ltd., Class A(a)	161,689	626,770

		22,587,471

Life Sciences Tools & Services — 1.3%
Genscript Biotech Corp.(a)(b)	2,468,000	4,770,313
Hangzhou Tigermed Consulting Co. Ltd., Class A	80,637	1,318,608
WuXi AppTec Co. Ltd., Class A	325,470	5,222,897
WuXi AppTec Co. Ltd., Class H(c)	564,268	8,358,286
Wuxi Biologics Cayman Inc.(a)(c)	2,216,500	57,599,285

		77,269,389

Machinery — 0.8%
China Shipbuilding Industry Co. Ltd., Class A(a)	3,497,594	2,476,706
CRRC Corp. Ltd., Class A	3,224,080	2,758,460
CRRC Corp. Ltd., Class H	9,269,650	4,186,213
Haitian International Holdings Ltd.	1,657,000	4,010,931
Hefei Meiya Optoelectronic Technology Inc., Class A	120,900	1,029,984
Jiangsu Hengli Hydraulic Co. Ltd., Class A	179,064	1,712,692
Sany Heavy Industry Co. Ltd., Class A	1,249,309	4,038,414
Shenzhen Inovance Technology Co. Ltd., Class A	271,687	2,213,433
Sinotruk Hong Kong Ltd.	1,646,500	4,280,817
Weichai Power Co. Ltd., Class A	884,211	1,913,231
Weichai Power Co. Ltd., Class H	4,433,000	8,957,347
XCMG Construction Machinery Co. Ltd., Class A	1,444,699	1,309,882
Zhejiang Dingli Machinery Co. Ltd., Class A	57,705	890,874
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	564,887	1,863,946
Zhengzhou Yutong Bus Co. Ltd., Class A	356,599	739,839
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A(a)	1,249,316	1,554,087
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(a)	2,451,600	2,454,716

		46,391,572

Marine — 0.1%
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	1,209,000	960,259
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	6,246,500	3,135,280

		4,095,539

Media — 0.1%
China Literature Ltd.(a)(b)(c)	644,800	4,006,002
Chinese Universe Publishing and Media Group Co. Ltd., Class A	241,800	466,361
Focus Media Information Technology Co. Ltd., Class A	2,055,338	2,262,653

Security	Shares	Value

Media (continued)
NanJi E-Commerce Co. Ltd., Class A	362,700	$981,265
Oriental Pearl Group Co. Ltd., Class A	644,887	1,003,701

		8,719,982

Metals & Mining — 0.7%
Aluminum Corp. of China Ltd., Class A(a)	2,055,300	948,256
Aluminum Corp. of China Ltd., Class H(a)	8,866,000	2,173,558
Angang Steel Co. Ltd., Class A	765,756	300,750
Baoshan Iron & Steel Co. Ltd., Class A	2,538,989	1,831,265
China Hongqiao Group Ltd.	4,030,000	2,599,950
China Molybdenum Co. Ltd., Class A	2,700,100	1,687,279
China Molybdenum Co. Ltd., Class H	7,254,000	2,948,343
China Northern Rare Earth Group High-Tech Co. Ltd., Class A(a)	604,500	1,090,000
Ganfeng Lithium Co. Ltd., Class A	195,395	1,440,967
Guangdong HEC Technology Holding Co. Ltd., Class A(a)	485,199	459,048
Guangdong Hongda Blasting Co. Ltd., Class A	120,900	953,199
Hesteel Co. Ltd., Class A(a)	2,216,500	718,429
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	7,616,792	1,290,011
Jiangsu Shagang Co. Ltd., Class A	322,400	560,151
Jiangxi Copper Co. Ltd., Class A	483,600	1,102,886
Jiangxi Copper Co. Ltd., Class H	2,418,000	2,851,625
Maanshan Iron & Steel Co. Ltd., Class A(a)	1,652,300	677,889
Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A(a)	1,571,700	500,253
Shandong Gold Mining Co. Ltd., Class A	564,291	2,388,442
Shanxi Taigang Stainless Steel Co. Ltd., Class A	1,128,400	602,986
Tongling Nonferrous Metals Group Co. Ltd., Class A	2,579,200	862,350
Yintai Gold Co. Ltd., Class A	322,400	760,676
Zhaojin Mining Industry Co. Ltd., Class H	2,619,500	2,933,783
Zhejiang Huayou Cobalt Co. Ltd., Class A(a)	155,098	909,417
Zijin Mining Group Co. Ltd., Class A	2,941,900	3,088,305
Zijin Mining Group Co. Ltd., Class H	12,896,000	8,802,390

		44,482,208

Oil, Gas & Consumable Fuels — 1.9%
China Merchants Energy Shipping Co. Ltd., Class A	961,096	906,489
China Petroleum & Chemical Corp., Class A(a)	3,103,188	1,825,898
China Petroleum & Chemical Corp., Class H	54,003,000	24,945,419
China Shenhua Energy Co. Ltd., Class A	676,505	1,596,157
China Shenhua Energy Co. Ltd., Class H	7,657,000	12,784,473
CNOOC Ltd.	39,897,000	45,404,481
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	322,400	358,214
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	3,224,000	1,485,091
Guanghui Energy Co. Ltd., Class A(a)	1,491,100	633,524
Inner Mongolia Yitai Coal Co. Ltd., Class B	2,377,700	1,664,390
PetroChina Co. Ltd., Class A	2,659,890	1,720,405
PetroChina Co. Ltd., Class H	47,554,000	16,444,162
Shaanxi Coal Industry Co. Ltd., Class A	1,289,696	1,530,880
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	564,200	518,964
Shanxi Meijin Energy Co. Ltd., Class A(a)	604,500	582,510
Yanzhou Coal Mining Co. Ltd., Class A	520,803	705,643
Yanzhou Coal Mining Co. Ltd., Class H	3,224,000	2,483,472

		115,590,172

Paper & Forest Products — 0.1%
Lee & Man Paper Manufacturing Ltd.(b)	3,224,000	1,930,203

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products (continued)
Nine Dragons Paper Holdings Ltd.	3,627,000	$4,024,722

		5,954,925

Personal Products — 0.2%
By-Health Co. Ltd., Class A	282,100	1,010,332
Hengan International Group Co. Ltd.	1,410,500	11,119,985
Shanghai Jahwa United Co. Ltd., Class A	80,600	489,073

		12,619,390

Pharmaceuticals — 2.2%
Asymchem Laboratories Tianjin Co. Ltd., Class A	37,300	1,492,185
Beijing Tongrentang Co. Ltd., Class A	241,800	1,048,519
Betta Pharmaceuticals Co. Ltd., Class A	74,498	1,423,143
CanSino Biologics Inc., Class H(a)(b)(c)	161,200	3,417,374
Changchun High & New Technology Industry Group Inc., Class A	65,096	4,444,185
Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A	114,799	809,894
China Medical System Holdings Ltd.	3,185,000	3,595,898
China Resources Pharmaceutical Group Ltd.(c)	3,627,000	2,054,480
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	195,394	813,054
China Traditional Chinese Medicine Holdings Co. Ltd.(a)	5,642,000	2,409,633
CSPC Pharmaceutical Group Ltd.	12,594,000	27,982,514
Dong-E-E-Jiao Co. Ltd., Class A	121,288	818,663
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	233,295	1,107,352
Hansoh Pharmaceutical Group Co. Ltd.(a)(c)	2,418,000	11,465,778
Hutchison China MediTech Ltd., ADR(a)	153,946	5,114,086
Jiangsu Hengrui Medicine Co. Ltd., Class A	725,492	10,049,047
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	358,962	1,021,465
Luye Pharma Group Ltd.(c)	3,828,500	2,074,760
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	120,965	869,113
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	282,178	2,258,528
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	1,209,000	5,108,901
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	161,200	887,534
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	161,200	672,652
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	242,165	874,731
Sino Biopharmaceutical Ltd.	23,374,000	26,992,678
SSY Group Ltd.(b)	3,224,000	2,055,000
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	322,400	669,828
Yunnan Baiyao Group Co. Ltd., Class A	201,532	3,404,695
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	80,750	2,969,375
Zhejiang Conba Pharmaceutical Co. Ltd., Class A(a)	523,925	432,961
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	212,946	1,363,956
Zhejiang NHU Co. Ltd., Class A	356,596	1,706,146
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	78,206	682,361

		132,090,489

Professional Services — 0.1%
51job Inc., ADR(a)(b)	61,256	4,014,718

Real Estate Management & Development — 4.3%
Agile Group Holdings Ltd.	2,418,000	3,338,335
China Aoyuan Group Ltd.	2,829,000	3,263,325
China Evergrande Group	4,030,000	9,411,818

Security	Shares	Value

Real Estate Management & Development (continued)
China Fortune Land Development Co. Ltd., Class A	629,295	$1,543,572
China Jinmao Holdings Group Ltd.	12,090,000	7,565,854
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	927,033	2,260,346
China Overseas Land & Investment Ltd.	8,463,000	24,514,926
China Overseas Property Holdings Ltd.	2,360,000	2,128,527
China Resources Land Ltd.	7,252,665	33,548,775
China Vanke Co. Ltd., Class A	1,370,209	5,455,509
China Vanke Co. Ltd., Class H	3,465,831	10,777,408
CIFI Holdings Group Co. Ltd.	7,254,000	6,177,480
Country Garden Holdings Co. Ltd.(b)	16,926,727	20,988,735
Financial Street Holdings Co. Ltd., Class A	595,859	595,063
Gemdale Corp., Class A	726,497	1,518,938
Greenland Holdings Corp. Ltd., Class A	1,209,067	1,350,439
Guangzhou R&F Properties Co. Ltd., Class H	3,062,800	3,896,597
Jiangsu Zhongnan Construction Group Co. Ltd., Class A	604,500	859,644
Jinke Properties Group Co. Ltd., Class A	887,881	1,324,857
Kaisa Group Holdings Ltd.(a)	5,642,000	2,839,145
KE Holdings Inc.(a)	204,321	10,479,624
KWG Group Holdings Ltd.	3,022,500	5,748,489
Logan Group Co. Ltd.	3,224,000	6,006,924
Longfor Group Holdings Ltd.(c)	4,030,000	21,345,587
Oceanwide Holdings Co. Ltd., Class A	564,200	339,386
Poly Developments and Holdings Group Co. Ltd., Class A	1,692,675	3,978,898
Poly Property Services Co. Ltd.	241,800	2,116,879
RiseSun Real Estate Development Co. Ltd., Class A	806,030	969,710
Seazen Group Ltd.(a)	5,064,000	4,593,449
Seazen Holdings Co. Ltd., Class A	322,864	1,692,300
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	2,659,832	2,284,796
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	282,109	909,863
Shenzhen Investment Ltd.	8,060,000	2,735,147
Shimao Group Holdings Ltd.	2,821,000	12,703,354
Sino-Ocean Group Holding Ltd.	7,254,000	1,675,408
SOHO China Ltd.(a)(b)	4,836,000	1,491,331
Sunac China Holdings Ltd.	5,736,000	24,127,739
Wharf Holdings Ltd. (The)	3,224,000	6,289,798
Xinhu Zhongbao Co. Ltd., Class A	1,289,600	662,767
Yuexiu Property Co. Ltd.	14,508,000	2,770,506
Yuzhou Group Holdings Co. Ltd.	4,433,000	2,070,600
Zhenro Properties Group Ltd.(b)	3,627,000	2,119,999
Zhongtian Financial Group Co. Ltd., Class A(a)	1,047,891	544,665

		261,016,512

Road & Rail — 0.0%
Daqin Railway Co. Ltd., Class A	2,135,900	2,064,440

Semiconductors & Semiconductor Equipment — 1.0%
GCL System Integration Technology Co. Ltd., Class A(a)	765,745	481,864
Gigadevice Semiconductor Beijing Inc., Class A	66,277	1,930,787
Hangzhou Silan Microelectronics Co. Ltd., Class A	241,800	593,101
Hua Hong Semiconductor Ltd.(a)(b)(c)	1,209,000	4,367,916
LONGi Green Energy Technology Co. Ltd., Class A	523,904	4,840,403
Sanan Optoelectronics Co. Ltd., Class A	644,855	2,555,261
Semiconductor Manufacturing International Corp.(a)	7,858,800	25,249,075
Shenzhen Goodix Technology Co. Ltd., Class A	80,600	2,105,863
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	437,198	1,383,249

S C H E D U L E O F I N V E S T M E N T S	38

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Tianshui Huatian Technology Co. Ltd., Class A	403,000	$932,016
TongFu Microelectronics Co. Ltd., Class A(a)	201,500	700,483
Visionox Technology Inc., Class A(a)	282,195	659,223
Will Semiconductor Ltd., Class A	80,600	1,975,004
Wuxi Taiji Industry Co. Ltd., Class A	322,400	530,026
Xinyi Solar Holdings Ltd.	9,006,000	11,376,391
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	201,500	766,678

		60,447,340

Software — 0.7%
360 Security Technology Inc., Class A	604,500	1,648,681
Aisino Corp., Class A	322,907	849,092
Beijing E-Hualu Information Technology Co. Ltd., Class A	96,720	551,725
Beijing Shiji Information Technology Co. Ltd., Class A	152,689	733,444
China National Software & Service Co. Ltd., Class A	80,600	1,163,138
Glodon Co. Ltd., Class A	120,998	1,230,976
Hundsun Technologies Inc., Class A	144,796	2,355,922
Iflytek Co. Ltd., Class A	360,159	1,981,909
Kingdee International Software Group Co. Ltd.(a)(b)	5,239,000	13,357,501
Kingsoft Corp. Ltd.(b)	2,015,000	10,789,791
Sangfor Technologies Inc., Class A	40,300	1,294,350
Shanghai 2345 Network Holding Group Co. Ltd., Class A	1,249,300	550,855
Shanghai Baosight Software Co. Ltd., Class A	120,900	1,227,155
Shenzhen Kingdom Sci-Tech Co. Ltd., Class A	161,200	473,069
Venustech Group Inc., Class A	120,971	673,636
Yonyou Network Technology Co. Ltd., Class A	443,387	2,713,088

		41,594,332

Specialty Retail — 0.4%
China Tourism Group Duty Free Corp. Ltd., Class A	278,389	8,454,321
GOME Retail Holdings Ltd.(a)(b)	21,762,000	3,116,820
Suning.com Co. Ltd., Class A	1,410,561	2,028,577
Topsports International Holdings Ltd.(c)	2,821,000	3,490,692
Zhongsheng Group Holdings Ltd.(b)	1,209,000	7,550,254

		24,640,664

Technology Hardware, Storage & Peripherals — 1.5%
China Greatwall Technology Group Co. Ltd., Class A	443,300	1,146,251
Dawning Information Industry Co. Ltd., Class A	213,934	1,411,515
GRG Banking Equipment Co. Ltd., Class A	362,700	740,847
Inspur Electronic Information Industry Co. Ltd., Class A	215,780	1,137,317
Legend Holdings Corp., Class H(c)	1,128,400	1,662,720
Lenovo Group Ltd.	16,120,000	10,774,191
Ninestar Corp., Class A	163,200	870,429
Shenzhen Kaifa Technology Co. Ltd., Class A	201,500	748,732
Xiaomi Corp., Class B(a)(c)	23,374,000	70,874,628

		89,366,630

Textiles, Apparel & Luxury Goods — 1.2%
ANTA Sports Products Ltd.(b)	2,418,000	23,883,138
Bosideng International Holdings Ltd.	7,254,000	2,077,880
Li Ning Co. Ltd.	4,634,500	19,614,020
Shenzhou International Group Holdings Ltd.	1,813,500	29,249,434
Zhejiang Semir Garment Co. Ltd., Class A	403,000	452,475

		75,276,947

Trading Companies & Distributors — 0.1%
BOC Aviation Ltd.(c)	403,000	2,997,742
Bohai Leasing Co. Ltd., Class A(a)	886,699	372,848

Security	Shares	Value

Trading Companies & Distributors (continued)
COSCO SHIPPING Development Co. Ltd., Class A	2,216,500	$686,068

		4,056,658

Transportation Infrastructure — 0.4%
Beijing Capital International Airport Co. Ltd., Class H(a)	4,030,000	2,849,545
China Merchants Port Holdings Co. Ltd.	3,224,000	3,689,848
COSCO SHIPPING Ports Ltd.	4,030,000	2,282,756
Guangzhou Baiyun International Airport Co. Ltd., Class A	316,198	702,647
Jiangsu Expressway Co. Ltd., Class H	3,224,000	3,228,097
Ningbo Zhoushan Port Co. Ltd., Class A	480,367	260,202
Shanghai International Airport Co. Ltd., Class A	161,299	1,799,237
Shanghai International Port Group Co. Ltd., Class A	1,450,877	940,539
Shenzhen Expressway Co. Ltd., Class H	1,612,000	1,460,132
Shenzhen International Holdings Ltd.	2,418,000	3,881,205
Zhejiang Expressway Co. Ltd., Class H	3,224,000	2,175,638

		23,269,846

Water Utilities — 0.2%
Beijing Enterprises Water Group Ltd.(a)	11,284,000	4,440,714
Guangdong Investment Ltd.	6,448,000	10,067,005

		14,507,719

Wireless Telecommunication Services — 1.6%
China Mobile Ltd.	13,702,000	95,735,347
China United Network Communications Ltd., Class A	3,224,095	2,443,085

		98,178,432

Total Common Stocks — 99.8% (Cost: $4,529,199,326)		6,104,128,448

Rights

Technology Hardware, Storage & Peripherals — 0.0%
Legend Holdings Corp., Class H, (Expires 05/19/23)(a)(d)	82,492	0	(e)

Total Rights — 0.0% (Cost: $0)		0	(e)

Short-Term Investments

Money Market Funds — 4.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(f)(g)(h)	249,426,131	249,675,557
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(f)(g)	2,710,000	2,710,000

		252,385,557

Total Short-Term Investments — 4.1% (Cost: $252,163,516)		252,385,557

Total Investments in Securities — 103.9% (Cost: $4,781,362,842)		6,356,514,005

Other Assets, Less Liabilities — (3.9)%		(237,609,866)

Net Assets — 100.0%		$6,118,904,139

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China ETF

(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$120,160,456	$129,404,045	(a)	$—	$(65,123)	$176,179	$249,675,557	249,426,131	$2,659,521	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,740,000	970,000	(a)	—	—	—	2,710,000	2,710,000	38,112		—

					$(65,123)	$176,179	$252,385,557		$2,697,633		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Hang Seng China Enterprises Index	164	09/29/20	$10,560	$(306,691)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$306,691

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,763,260

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(294,491)

S C H E D U L E O F I N V E S T M E N T S	40

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,457,876

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$6,104,128,446	$—	$2		$6,104,128,448
Rights	—	—	0	(a)	0	(a)
Money Market Funds	252,385,557	—	—		252,385,557

	$6,356,514,003	$—	$2		$6,356,514,005

Derivative financial instruments(b)
Liabilities
Futures Contracts	$(306,691)	$—	$—		$(306,691)

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.1%
Shandong Airlines Co. Ltd., Class B(a)	78,200	$60,339

Auto Components — 2.8%
Chaowei Power Holdings Ltd.	276,000	117,164
Nexteer Automotive Group Ltd.	483,000	314,723
Prinx Chengshan Cayman Holding Ltd.	69,000	72,382
Tianneng Power International Ltd.(b)	380,000	815,881
Xingda International Holdings Ltd.	460,000	113,365

		1,433,515

Automobiles — 1.9%
Niu Technologies, ADR(a)(b)	16,583	342,771
Qingling Motors Co. Ltd., Class H	368,000	65,526
Yadea Group Holdings Ltd.(a)(c)	598,000	605,704

		1,014,001

Beverages — 0.0%
China Huiyuan Juice Group Ltd.(a)(d)	81,000	104
Dynasty Fine Wines Group Ltd.(a)	284,000	9,711

		9,815

Biotechnology — 0.6%
Ascletis Pharma Inc.(a)(b)(c)	184,000	68,850
Essex Bio-Technology Ltd.	161,000	99,714
Shanghai Haohai Biological Technology Co. Ltd., Class H(c)	23,000	163,223

		331,787

Building Products — 0.1%
China Fangda Group Co. Ltd., Class B	163,350	68,079

Capital Markets — 0.7%
China Renaissance Holdings Ltd.(a)(c)	89,700	215,276
Shanghai Greencourt Investment Group Co. Ltd., Class B(a)	195,524	60,612
Yintech Investment Holdings Ltd., ADR	12,581	91,716

		367,604

Chemicals — 2.7%
China BlueChemical Ltd., Class H	1,012,000	148,859
China Longevity Group Co. Ltd.(a)(d)	96,000	0	(e)
China Lumena New Materials Corp.(a)(b)(d)	21,700	0	(e)
China XLX Fertiliser Ltd.	230,000	75,083
Dongyue Group Ltd.	644,000	275,876
Fufeng Group Ltd.(a)	851,600	285,693
Huabao International Holdings Ltd.	437,000	389,627
Shanghai Chlor-Alkali Chemical Co. Ltd., Class B	223,100	104,857
Sinofert Holdings Ltd.	1,196,000	112,653

		1,392,648

Commercial Services & Supplies — 2.5%
CT Environmental Group Ltd.(a)(d)	600,000	18,425
Dongjiang Environmental Co. Ltd., Class H	101,200	63,591
Dynagreen Environmental Protection Group Co. Ltd., Class H	207,000	95,886
Ever Sunshine Lifestyle Services Group Ltd.	346,000	712,523
Times Neighborhood Holdings Ltd.	276,000	395,296

		1,285,721

Construction & Engineering — 1.2%
China Machinery Engineering Corp.	460,000	108,024
Hebei Construction Group Corp. Ltd., Class H	241,500	533,471

		641,495

Construction Materials — 1.0%
Asia Cement China Holdings Corp.	264,500	268,249

Security	Shares	Value

Construction Materials (continued)
China Shanshui Cement Group Ltd.(a)(b)	100,000	$27,225
West China Cement Ltd.	1,242,000	217,947

		513,421

Consumer Finance — 1.9%
360 Finance Inc., ADR(a)	35,535	444,187
FinVolution Group	57,730	109,687
Qudian Inc., ADR(a)(b)	86,503	137,540
Yixin Group Ltd.(a)(c)	1,081,000	277,568

		968,982

Containers & Packaging — 0.3%
CPMC Holdings Ltd.	299,000	129,243
Youyuan International Holdings Ltd.(a)(b)(d)	120,000	3,019

		132,262

Diversified Consumer Services — 6.6%
Bright Scholar Education Holdings Ltd., ADR	8,855	68,715
China Beststudy Education Group	207,000	92,948
China Kepei Education Group Ltd.	322,000	284,601
China Maple Leaf Educational Systems Ltd.	828,000	322,647
China New Higher Education Group Ltd.(c)	437,000	338,316
China Xinhua Education Group Ltd.(c)	253,000	85,855
Fu Shou Yuan International Group Ltd.	516,000	533,966
Hope Education Group Co. Ltd.(c)	1,104,000	340,453
Minsheng Education Group Co. Ltd.(c)	460,000	70,037
OneSmart International Education Group Ltd., ADR(a)(b)	35,995	152,619
Scholar Education Group	81,000	249,789
Tianli Education International Holdings Ltd.(a)	632,000	717,612
Wisdom Education International Holdings Co. Ltd.	368,000	191,831

		3,449,389

Diversified Financial Services — 0.4%
National Agricultural Holdings Ltd.(b)(d)	126,000	162
Sheng Ye Capital Ltd.(b)	184,000	188,745

		188,907

Electrical Equipment — 1.1%
China Fiber Optic Network System Group Ltd.(a)(d)	181,600	0	(e)
China High Speed Transmission Equipment Group Co. Ltd.	253,000	183,462
Fullshare Holdings Ltd.(a)	3,852,500	88,979
Hangzhou Steam Turbine Co. Ltd., Class B	165,658	179,976
Harbin Electric Co. Ltd., Class H(a)	368,000	113,010
Trony Solar Holdings Co. Ltd.(d)	216,000	0	(e)

		565,427

Electronic Equipment, Instruments & Components — 1.5%
Anxin-China Holdings Ltd.(a)(d)	672,000	1
Camsing International Holding Ltd.(a)(d)	112,000	12,573
Huami Corp., ADR(a)(b)	13,317	168,060
PAX Global Technology Ltd.	437,000	252,609
Tongda Group Holdings Ltd.(a)(b)	2,300,000	135,030
Truly International Holdings Ltd.(a)	1,012,000	126,661
Wasion Holdings Ltd.	276,000	81,552

		776,486

Energy Equipment & Services — 0.1%
Wison Engineering Services Co. Ltd.	598,000	60,185

Entertainment — 2.5%
Glory Sun Land Group Ltd.(a)	340,000	14,038
Homeland Interactive Technology Ltd.	184,000	103,750
iDreamSky Technology Holdings Ltd.(a)(c)	257,600	159,543
IGG Inc.(b)	483,000	557,776
IMAX China Holding Inc.(a)(c)	69,000	110,932

S C H E D U L E O F I N V E S T M E N T S	42

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
NetDragon Websoft Holdings Ltd.	126,500	$324,487
SMI Holdings Group Ltd.(a)(d)	267,200	44,372

		1,314,898

Equity Real Estate Investment Trusts (REITs) — 1.0%
China Merchants Commercial Real Estate Investment Trust	345,000	113,959
Yuexiu REIT	897,000	432,867

		546,826

Food & Staples Retailing — 0.2%
111 Inc.(a)	14,444	88,975

Food Products — 2.5%
China Foods Ltd.	460,000	163,223
China Modern Dairy Holdings Ltd.(a)	1,104,000	166,665
COFCO Meat Holdings Ltd.(b)	1,321,000	617,023
Zhou Hei Ya International Holdings Co. Ltd.(a)(b)(c)	333,500	378,246

		1,325,157

Gas Utilities — 0.8%
Beijing Gas Blue Sky Holdings Ltd.(a)	3,312,000	53,846
China Tian Lun Gas Holdings Ltd.	161,000	122,150
Towngas China Co. Ltd.(a)	552,000	250,710

		426,706

Health Care Equipment & Supplies — 1.7%
Beijing Chunlizhengda Medical Instruments Co. Ltd., Class H	44,850	256,364
Lifetech Scientific Corp.(a)	1,564,000	470,200
Shanghai Kindly Medical Instruments Co. Ltd., Class H	18,400	144,823
Untrade Hosa International Ltd.(d)	220,000	0	(e)

		871,387

Health Care Providers & Services — 1.6%
China Resources Medical Holdings Co. Ltd.(b)	471,500	341,299
Genertec Universal Medical Group Co. Ltd.(c)	575,000	400,637
IVD Medical Holding Ltd.	230,000	78,940

		820,876

Hotels, Restaurants & Leisure — 2.6%
CA Cultural Technology Group Ltd.(a)	230,000	73,005
China Travel International Investment Hong Kong Ltd.	1,288,000	194,443
GreenTree Hospitality Group Ltd., ADR(b)	7,475	104,501
Haichang Ocean Park Holdings Ltd.(a)(c)	644,000	50,688
Huangshan Tourism Development Co. Ltd., Class B	119,600	95,560
Jiumaojiu International Holdings Ltd.(a)(c)	201,000	456,974
Shanghai Jin Jiang Capital Co. Ltd., Class H	782,000	134,199
Xiabuxiabu Catering Management China Holdings Co. Ltd.(a)(c)	218,500	270,371

		1,379,741

Household Durables — 2.0%
Konka Group Co. Ltd., Class B	285,200	84,638
Q Technology Group Co. Ltd.	230,000	288,756
Skyworth Group Ltd.(a)(b)	1,058,000	367,221
TCL Electronics Holdings Ltd.(a)	414,000	283,117

		1,023,732

Independent Power and Renewable Electricity Producers — 2.0%
Beijing Jingneng Clean Energy Co. Ltd., Class H	736,000	195,630
Canvest Environmental Protection Group Co. Ltd.	345,000	150,462
CGN New Energy Holdings Co. Ltd.(a)	736,000	132,003
China Datang Corp. Renewable Power Co. Ltd., Class H	1,220,000	165,287
China Everbright Greentech Ltd.(c)	345,000	153,132
Concord New Energy Group Ltd.	3,330,000	148,236

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Panda Green Energy Group Ltd.(a)	2,530,000	$77,041

		1,021,791

Insurance — 1.0%
Fanhua Inc., ADR	24,633	499,804

Interactive Media & Services — 2.3%
Bitauto Holdings Ltd., ADR(a)	17,894	282,188
Meitu Inc.(a)(b)(c)	1,207,500	264,866
Qutoutiao Inc., ADR(a)(b)	31,625	87,285
Sohu.com Ltd., ADR(a)(b)	16,560	333,518
Tongdao Liepin Group(a)	101,200	255,411

		1,223,268

Internet & Direct Marketing Retail — 1.9%
HengTen Networks Group Ltd.(a)(b)	12,604,000	404,946
Maoyan Entertainment(a)(c)	253,000	504,032
Uxin Ltd., ADR (a)	71,714	55,937

		964,915

IT Services — 5.2%
21Vianet Group Inc., ADR(a)(b)	52,469	1,217,805
AGTech Holdings Ltd.(a)	1,932,000	76,032
Chinasoft International Ltd.(a)	1,196,000	850,301
Digital China Holdings Ltd.	368,000	299,617
Hi Sun Technology China Ltd.(a)	1,035,000	126,869
Huifu Payment Ltd.(a)(b)(c)	220,800	73,219
INESA Intelligent Tech Inc., Class B	165,600	83,959

		2,727,802

Machinery — 2.9%
China Yuchai International Ltd.	8,183	132,892
CIMC Enric Holdings Ltd.	450,000	180,577
CIMC Vehicles Group Co. Ltd.	103,500	93,482
Kama Co. Ltd., Class B(a)	167,906	71,192
Lonking Holdings Ltd.	1,127,000	322,825
Sany Heavy Equipment International Holdings Co. Ltd.	644,000	358,140
Shang Gong Group Co. Ltd., Class B(a)	147,200	58,144
Shanghai Diesel Engine Co. Ltd., Class B	207,045	91,514
Shanghai Highly Group Co. Ltd., Class B	167,900	97,382
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H	151,800	118,108

		1,524,256

Marine — 0.9%
Atlas Crop.(b)	55,002	474,667

Media — 0.3%
Mobvista Inc.(a)(c)	253,000	154,082
NOVA Group Holdings Ltd.(b)	690,000	13,711

		167,793

Metals & Mining — 3.1%
China Metal Recycling Holdings Ltd.(a)(d)	184,800	0	(e)
China Metal Resources Utilization Ltd.(a)(b)(c)	580,575	20,601
China Oriental Group Co. Ltd.	644,000	181,148
China Zhongwang Holdings Ltd.(a)	910,800	192,733
Inner Mongolia Eerduosi Resources Co. Ltd., Class B	144,900	126,208
Jinchuan Group International Resources Co. Ltd.	2,001,000	232,370
MMG Ltd.(a)	1,380,000	368,586
Shougang Fushan Resources Group Ltd.	1,334,000	302,941
Tiangong International Co. Ltd.	506,000	169,752
Untrade Real Gold Mining(d)	126,000	0	(e)

		1,594,339

Multiline Retail — 0.1%
Lifestyle China Group Ltd.(a)	241,500	39,886

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail (continued)
Shirble Department Store Holdings China Ltd.	414,000	$36,324

		76,210

Oil, Gas & Consumable Fuels — 0.9%
China Suntien Green Energy Corp. Ltd., Class H(a)	897,000	240,738
Sinopec Kantons Holdings Ltd.	552,000	217,947

		458,685

Paper & Forest Products — 0.0%
China Forestry Holdings Co. Ltd.(d)	306,000	0	(e)
Qunxing Paper Holdings Co. Ltd.(d)	148,000	0	(e)
Superb Summit International Group Ltd.(a)(d)	2,975	3

		3

Pharmaceuticals — 3.5%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(b)	140,000	160,410
China Animal Healthcare Ltd.(a)(d)	140,000	0	(e)
China Grand Pharmaceutical and Healthcare Holdings Ltd., Class A	476,000	434,227
China Shineway Pharmaceutical Group Ltd.	161,000	112,802
Consun Pharmaceutical Group Ltd.	230,000	97,340
Hua Han Health Industry Holdings Ltd.(a)(b)(d)	651,960	18,928
Lee’s Pharmaceutical Holdings Ltd.	138,000	105,056
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd., Class H	138,000	87,962
Shanghai Haixin Group Co., Class B	248,400	93,150
Sihuan Pharmaceutical Holdings Group Ltd.	2,116,000	256,645
Tong Ren Tang Technologies Co. Ltd., Class H	299,000	231,479
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H(c)	142,600	202,764

		1,800,763

Professional Services — 0.1%
Renrui Human Resources Technology Holdings Ltd.(a)	20,700	68,910

Real Estate Management & Development — 16.5%
Aoyuan Healthy Life Group Co. Ltd.(a)	138,000	128,382
Beijing Capital Land Ltd., Class H	828,000	157,050
Beijing North Star Co. Ltd., Class H	368,000	79,771
C&D International Investment Group Ltd.	161,000	290,002
Central China Real Estate Ltd.	460,038	201,226
China Logistics Property Holdings Co. Ltd.(a)(b)(c)	460,000	210,706
China Merchants Land Ltd.	690,000	105,056
China Overseas Grand Oceans Group Ltd.	966,000	629,446
China SCE Group Holdings Ltd.	943,800	491,984
China South City Holdings Ltd.	2,438,000	248,514
China Vast Industrial Urban Development Co. Ltd.(b)(c)	276,000	107,549
Colour Life Services Group Co. Ltd.(a)(b)	207,000	107,104
Cosmopolitan International Holdings Ltd.(a)	736,000	133,902
DaFa Properties Group Ltd.	138,000	100,604
Dexin China Holdings Co. Ltd.(a)	460,000	179,248
E-House China Enterprise Holdings Ltd.	269,100	319,094
Fantasia Holdings Group Co. Ltd.(a)	828,000	168,802
Gemdale Properties & Investment Corp. Ltd.	3,220,000	573,357
Glory Sun Financial Group Ltd.(a)	7,636,000	315,287
GR Properties Ltd.(a)	460,000	72,411
Greenland Hong Kong Holdings Ltd.	483,000	160,789
Guorui Properties Ltd.(b)	621,000	92,147
HKC Holdings Ltd.	92,920	55,631
Huijing Holdings Co. Ltd.	460,000	151,945
Jiayuan International Group Ltd.	782,000	371,317
Jingrui Holdings Ltd.	276,000	73,005
JY Grandmark Holdings Ltd.	184,000	75,498

Security	Shares	Value

Real Estate Management & Development (continued)
Kaisa Prosperity Holdings Ltd.	28,750	$107,579
LVGEM China Real Estate Investment Co. Ltd.(b)	552,000	216,522
Poly Property Group Co. Ltd.	1,127,000	354,816
Powerlong Commercial Management Holdings Ltd.	92,000	290,833
Redco Properties Group Ltd.(c)	598,000	293,207
Redsun Properties Group Ltd.	575,000	201,803
Road King Infrastructure Ltd.(b)	138,000	183,403
Ronshine China Holdings Ltd.(a)	333,500	271,098
Shanghai Industrial Urban Development Group Ltd.(b)	1,058,000	124,227
Shui On Land Ltd.(a)	2,012,500	275,253
Sichuan Languang Justbon Services Group Co. Ltd., Class H	18,400	116,333
Silver Grant International Holdings Group Ltd.(a)	736,000	96,865
Skyfame Realty Holdings Ltd.	1,334,000	173,847
Xinji Shaxi Group Co. Ltd.	207,000	66,506
Yincheng International Holding Co. Ltd.	230,000	74,192
Zhuguang Holdings Group Co. Ltd.(a)	782,000	109,982

		8,556,293

Road & Rail — 0.4%
CAR Inc.(a)(b)	414,000	131,943
Shanghai Jinjiang International Industrial Investment Co. Ltd., Class B	89,700	67,365

		199,308

Semiconductors & Semiconductor Equipment — 3.3%
Daqo New Energy Corp., ADR(a)(b)	5,405	609,738
GCL-Poly Energy Holdings Ltd.(a)	7,820,000	317,839
JinkoSolar Holding Co. Ltd., ADR(a)(b)	19,987	456,503
Shanghai Fudan Microelectronics Group Co. Ltd., Class H(a)(b)	144,000	311,777

		1,695,857

Software — 5.6%
China Youzan Ltd.(a)	7,820,000	1,705,232
Inspur International Ltd.(a)	230,000	62,618
Weimob Inc.(a)(b)(c)	690,000	1,157,397

		2,925,247

Specialty Retail — 2.9%
Boshiwa International Holding Ltd.(a)(b)(d)	153,000	0	(e)
China Harmony Auto Holding Ltd.	448,500	206,017
China Meidong Auto Holdings Ltd.	230,000	777,533
China ZhengTong Auto Services Holdings Ltd.(b)	609,500	76,284
Grand Baoxin Auto Group Ltd.(a)	402,500	61,283
Mulsanne Group Holding Ltd.(a)(c)	138,000	95,975
Pou Sheng International Holdings Ltd.(a)	1,196,000	302,466

		1,519,558

Textiles, Apparel & Luxury Goods — 2.0%
361 Degrees International Ltd.(a)	460,000	61,134
China Dongxiang Group Co. Ltd.	1,817,000	236,792
China Lilang Ltd.	230,000	132,656
Cosmo Lady China Holdings Co. Ltd.(a)(c)	368,000	20,893
Fuguiniao Co. Ltd.(d)	43,200	0	(e)
JNBY Design Ltd.	103,500	108,172
Luthai Textile Co. Ltd., Class B	105,837	59,677
Texhong Textile Group Ltd.(a)	149,500	116,511
Weiqiao Textile Co.	241,500	52,038
Xtep International Holdings Ltd.	701,500	233,527

		1,021,400

Trading Companies & Distributors — 1.3%
China Aircraft Leasing Group Holdings Ltd.	165,500	151,830

S C H E D U L E O F I N V E S T M E N T S	44

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
CITIC Resources Holdings Ltd.(a)	1,610,037	$60,245
Hong Kong Finance Investment Holding Group Ltd.(a)	552,000	42,735
Realord Group Holdings Ltd.(a)(b)	230,000	135,623
Shoucheng Holdings Ltd.	1,059,600	288,479

		678,912

Transportation Infrastructure — 2.0%
Anhui Expressway Co. Ltd., Class H	230,000	112,772
COSCO SHIPPING International Hong Kong Co. Ltd.	276,000	76,566
Hainan Meilan International Airport Co. Ltd., Class H(a)	74,000	429,669
Tianjin Port Development Holdings Ltd.	1,058,000	77,813
Yuexiu Transport Infrastructure Ltd.(a)	552,000	327,632

		1,024,452

Water Utilities — 0.9%
China Everbright Water Ltd.	469,200	77,648
China Water Affairs Group Ltd.(b)	460,000	378,676

		456,324

Total Common Stocks — 99.5% (Cost: $51,017,330)		51,738,918

Short-Term Investments

Money Market Funds — 16.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(f)(g)(h)	8,346,003	8,354,349

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(f)(g)	40,000	$40,000

		8,394,349

Total Short-Term Investments — 16.2% (Cost: $8,388,491)		8,394,349

Total Investments in Securities — 115.7% (Cost: $59,405,821)		60,133,267

Other Assets, Less Liabilities — (15.7)%		(8,144,187)

Net Assets — 100.0%		$51,989,080

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,601,122	$4,750,090	(a)	$—	$(1,419)	$4,556	$8,354,349	8,346,003	$248,072	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	17,000	23,000	(a)	—	—	—	40,000	40,000	275		—

					$(1,419)	$4,556	$8,394,349		$248,347		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI China Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$51,641,331	$—	$97,587	$51,738,918
Money Market Funds	8,394,349	—	—	8,394,349

	$60,035,680	$—	$97,587	$60,133,267

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	46

Schedule of Investments August 31, 2020	iShares® MSCI Indonesia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 0.4%
Selamat Sempurna Tbk PT	13,014,300	$1,117,107

Automobiles — 5.3%
Astra International Tbk PT	48,426,030	16,959,502

Banks — 39.2%
Bank BTPN Syariah Tbk PT	8,225,500	2,202,881
Bank Central Asia Tbk PT	27,862,258	60,029,414
Bank Mandiri Persero Tbk PT	34,222,660	13,982,821
Bank Negara Indonesia Persero Tbk PT	24,787,258	8,680,859
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	16,584,236	1,201,467
Bank Pembangunan Daerah Jawa Timur Tbk PT	24,524,700	1,002,039
Bank Rakyat Indonesia Persero Tbk PT	149,431,760	36,017,544
Bank Tabungan Negara Persero Tbk PT	19,799,426	2,141,397

		125,258,422

Capital Markets — 0.5%
Pacific Strategic Financial Tbk PT(a)	26,395,800	1,595,077
Pool Advista Indonesia Tbk PT(a)(b)	7,126,300	23,244

		1,618,321

Chemicals — 1.7%
Barito Pacific Tbk PT(a)	92,055,800	5,310,000

Construction & Engineering — 1.2%
PP Persero Tbk PT	17,987,722	1,198,152
Sitara Propertindo Tbk PT(a)	30,569,300	104,959
Waskita Karya Persero Tbk PT	27,656,300	1,234,445
Wijaya Karya Persero Tbk PT	16,331,270	1,390,611

		3,928,167

Construction Materials — 4.1%
Indocement Tunggal Prakarsa Tbk PT	6,177,244	5,037,238
Semen Indonesia Persero Tbk PT	10,042,255	7,275,247
Waskita Beton Precast Tbk PT	78,311,000	903,433

		13,215,918

Diversified Telecommunication Services — 9.2%
Inovisi Infracom Tbk PT(b)	9,476,400	0	(c)
Link Net Tbk PT	7,599,500	952,384
Telekomunikasi Indonesia Persero Tbk PT	127,385,890	25,017,933
Tower Bersama Infrastructure Tbk PT	38,977,100	3,492,883

		29,463,200

Electronic Equipment, Instruments & Components — 0.4%
Erajaya Swasembada Tbk PT(a)	9,773,400	1,154,352

Energy Equipment & Services — 0.1%
Pelayaran Tamarin Samudra Tbk PT(a)	90,209,100	359,288

Food Products — 9.0%
Astra Agro Lestari Tbk PT	118,900	83,077
Charoen Pokphand Indonesia Tbk PT(a)	24,653,225	10,665,429
Indofood CBP Sukses Makmur Tbk PT	7,988,554	5,609,131
Indofood Sukses Makmur Tbk PT	14,621,330	7,655,804
Inti Agri Resources Tbk PT(a)(b)	190,840,700	468,059
Japfa Comfeed Indonesia Tbk PT	22,101,800	1,851,619
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	18,253,600	1,228,397
Sawit Sumbermas Sarana Tbk PT(a)	20,697,600	1,222,313

		28,783,829

Gas Utilities — 1.1%
Perusahaan Gas Negara Tbk PT	39,942,607	3,442,264

Security	Shares	Value

Hotels, Restaurants & Leisure — 0.3%
Nusantara Properti International Tbk PT	34,037,600	$939,613

Household Products — 4.3%
Unilever Indonesia Tbk PT	24,403,020	13,782,993

Insurance — 0.4%
Panin Financial Tbk PT(a)	82,033,178	1,160,435

Marine — 0.2%
Berlian Laju Tanker Tbk PT(a)	20,933,614	71,875
Trada Alam Minera Tbk PT(a)(b)	163,879,000	401,933

		473,808

Media — 1.1%
Media Nusantara Citra Tbk PT(a)	24,206,300	1,479,390
Surya Citra Media Tbk PT	25,202,100	2,145,964

		3,625,354

Metals & Mining — 0.6%
Aneka Tambang Tbk	36,567,254	2,059,066

Multiline Retail — 1.2%
Matahari Department Store Tbk PT(a)	14,041,200	1,219,716
Mitra Adiperkasa Tbk PT(a)	37,929,500	1,771,129
Ramayana Lestari Sentosa Tbk PT	20,942,300	941,954

		3,932,799

Oil, Gas & Consumable Fuels — 3.8%
Adaro Energy Tbk PT	51,721,639	3,853,595
Bukit Asam Tbk PT	14,665,600	2,054,443
Bumi Resources Tbk PT(a)	276,625,900	949,789
Indo Tambangraya Megah Tbk PT	2,266,700	1,288,030
Medco Energi Internasional Tbk PT(a)	33,259,133	1,256,139
Sekawan Intipratama Tbk PT(b)	30,572,100	21
Sugih Energy Tbk PT(a)(b)	39,886,700	27
United Tractors Tbk PT	1,728,596	2,730,143

		12,132,187

Paper & Forest Products — 2.7%
Indah Kiat Pulp & Paper Corp. Tbk PT	9,571,700	6,112,742
Pabrik Kertas Tjiwi Kimia Tbk PT	5,354,700	2,509,585

		8,622,327

Personal Products — 0.5%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	15,475,100	1,471,795

Pharmaceuticals — 2.4%
Kalbe Farma Tbk PT	71,786,985	7,788,734

Real Estate Management & Development — 3.7%
Bumi Serpong Damai Tbk PT(a)	34,338,222	1,827,442
Ciputra Development Tbk PT	43,367,313	2,293,070
Hanson International Tbk PT(a)(b)	372,896,535	907,308
Lippo Karawaci Tbk PT(a)	169,638,242	1,828,890
Pakuwon Jati Tbk PT(a)	72,524,177	2,031,922
Puradelta Lestari Tbk PT	66,390,600	1,030,336
Rimo International Lestari Tbk PT(a)(b)	54,096,000	138,895
Summarecon Agung Tbk PT(a)	43,444,658	1,924,244

		11,982,107

Specialty Retail — 1.3%
Ace Hardware Indonesia Tbk PT	27,793,679	2,948,754
Bintang Oto Global Tbk PT(a)	13,459,400	1,340,164

		4,288,918

Tobacco — 2.8%
Gudang Garam Tbk PT(a)	1,629,242	5,314,266

47	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Indonesia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco (continued)
Hanjaya Mandala Sampoerna Tbk PT	33,374,600	$3,781,500

		9,095,766

Trading Companies & Distributors — 0.5%
AKR Corporindo Tbk PT	8,581,100	1,708,854

Transportation Infrastructure — 0.7%
Jasa Marga Persero Tbk PT	8,830,208	2,370,892

Wireless Telecommunication Services — 1.2%
Indosat Tbk PT(a)	7,623,500	1,204,055
XL Axiata Tbk PT	14,884,500	2,493,952

		3,698,007

Total Common Stocks — 99.9% (Cost: $482,174,137)		319,744,025

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	560,000	560,000

Total Short-Term Investments — 0.2% (Cost: $560,000)		560,000

Total Investments in Securities — 100.1% (Cost: $482,734,137)		320,304,025

Other Assets, Less Liabilities — (0.1)%		(412,318)

Net Assets — 100.0%		$319,891,707

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Rounds to less than $1.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$197,000	$363,000	(a)	$—	$—	$—	$560,000	560,000	$2,127	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets E-Mini Index	11	09/18/20	$605	$27,730

S C H E D U L E O F I N V E S T M E N T S	48

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Indonesia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$27,730

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(255,135)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$27,730

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$752,048

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$317,804,538	$—	$1,939,487	$319,744,025
Money Market Funds	560,000	—	—	560,000

	$318,364,538	$—	$1,939,487	$320,304,025

Derivative financial instruments(a)
Assets
Futures Contracts	$27,730	$—	$—	$27,730

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Peru ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 26.9%
Banco BBVA Peru SA	2,820,586	$1,861,300
Banco de Credito del Peru, Class C	31,044	37,207
Credicorp Ltd.	142,272	18,563,651
Intercorp Financial Services Inc.	70,009	1,711,720

		22,173,878

Construction & Engineering — 3.0%
Grana y Montero SAA(a)	4,934,869	2,477,176

Construction Materials — 5.2%
Cementos Pacasmayo SAA	1,609,690	2,496,699
Union Andina de Cementos SAA	4,281,576	1,750,786

		4,247,485

Electric Utilities — 6.4%
Enel Distribucion Peru SAA	980,514	1,382,563
Luz del Sur SAA	487,278	3,847,655

		5,230,218

Food & Staples Retailing — 2.5%
InRetail Peru Corp.(b)	65,014	2,028,437

Food Products — 5.1%
Alicorp SAA	1,685,927	3,784,540
Casa Grande SAA	399,761	405,849

		4,190,389

Metals & Mining — 40.1%
Cia. de Minas Buenaventura SAA, ADR	561,930	7,911,974
Corp. Aceros Arequipa SA, NVS	1,826,203	370,803
Hochschild Mining PLC(a)	1,104,497	3,558,152
Pan American Silver Corp.	72,507	2,620,480
Sociedad Minera Cerro Verde SAA(a)	132,980	2,593,110
Southern Copper Corp.	237,420	11,419,902
Volcan Cia. Minera SAA, Class B, NVS(a)	18,599,586	2,307,901
Wheaton Precious Metals Corp.	41,676	2,228,136

		33,010,458

Security	Shares	Value

Multiline Retail — 2.7%
Falabella SA	699,703	$2,210,339

Oil, Gas & Consumable Fuels — 1.1%
PetroTal Corp.	4,856,410	755,914
Refineria La Pampilla SAA Relapasa(a)	8,526,207	163,503

		919,417

Real Estate Management & Development — 2.6%
Parque Arauco SA	1,387,897	2,156,370

Trading Companies & Distributors — 3.8%
Ferreycorp SAA	6,120,668	3,106,938

Total Common Stocks — 99.4% (Cost: $125,831,096)		81,751,105

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	110,000	110,000

Total Short-Term Investments — 0.1% (Cost: $110,000)		110,000

Total Investments in Securities — 99.5% (Cost: $125,941,096)		81,861,105

Other Assets, Less Liabilities — 0.5%		435,618

Net Assets — 100.0%		$ 82,296,723

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$110,000	(a)	$—	$—	$—	$110,000	110,000	$1,754	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	3	09/18/20	$165	$1,088

S C H E D U L E O F I N V E S T M E N T S	50

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Peru ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,088

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$66,939

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,088

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$235,357

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$81,751,105	$—	$—	$81,751,105
Money Market Funds	110,000	—	—	110,000

	$81,861,105	$—	$—	$81,861,105

Derivative financial instruments(a)
Assets
Futures Contracts	$1,088	$—	$—	$1,088

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Philippines ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Cebu Air Inc.(a)	471,980	$347,037

Banks — 10.0%
Bank of the Philippine Islands	2,040,525	2,819,742
BDO Unibank Inc.	2,912,694	5,166,375
Metropolitan Bank & Trust Co.	4,071,824	2,813,367
Security Bank Corp.	512,280	1,024,877

		11,824,361

Chemicals — 0.4%
D&L Industries Inc.(a)	4,856,500	460,759

Diversified Financial Services — 1.9%
Metro Pacific Investments Corp.	31,964,050	2,215,102

Electric Utilities — 2.4%
Manila Electric Co.	510,770	2,833,807

Food & Staples Retailing — 2.5%
Cosco Capital Inc.	4,081,500	404,909
Puregold Price Club Inc.	2,287,400	2,547,584

		2,952,493

Food Products — 4.3%
Universal Robina Corp.	1,792,348	5,094,061

Hotels, Restaurants & Leisure — 3.3%
Bloomberry Resorts Corp.	8,704,365	1,098,705
Jollibee Foods Corp.	1,002,881	2,794,457

		3,893,162

Independent Power and Renewable Electricity Producers — 2.4%
Aboitiz Power Corp.	3,334,735	1,832,952
First Gen Corp.	2,037,847	1,023,442

		2,856,394

Industrial Conglomerates — 30.3%
Aboitiz Equity Ventures Inc.	4,467,137	4,422,452
Alliance Global Group Inc.(a)	8,912,139	1,135,960
Ayala Corp.	639,308	9,671,701
DMCI Holdings Inc.	9,034,000	745,303
GT Capital Holdings Inc.	219,526	1,811,084
JG Summit Holdings Inc.	6,492,432	8,610,155
SM Investments Corp.	545,886	9,570,034

		35,966,689

Security	Shares	Value

Oil, Gas & Consumable Fuels — 1.0%
Petron Corp.	6,369,200	$399,347
Pilipinas Shell Petroleum Corp.(a)	717,400	261,895
Semirara Mining & Power Corp.	2,408,200	467,882

		1,129,124

Real Estate Management & Development — 24.4%
Ayala Land Inc.	18,344,550	10,896,629
DoubleDragon Properties Corp.(a)	1,612,790	498,955
Filinvest Land Inc.	19,237,590	372,968
Megaworld Corp.(a)	25,584,960	1,535,573
Robinsons Land Corp.	4,682,906	1,412,067
SM Prime Holdings Inc.	22,902,935	13,793,249
Vista Land & Lifescapes Inc.	7,188,100	447,727

		28,957,168

Specialty Retail — 1.2%
AllHome Corp.(a)	2,974,900	380,414
Wilcon Depot Inc.	3,251,300	1,086,337

		1,466,751

Transportation Infrastructure — 4.1%
International Container Terminal Services Inc.	2,264,223	4,903,443

Water Utilities — 0.6%
Manila Water Co. Inc.	2,574,029	763,422

Wireless Telecommunication Services — 7.3%
Globe Telecom Inc.	75,375	3,246,014
PLDT Inc.	176,004	5,368,875

		8,614,889

Total Common Stocks — 96.4% (Cost: $165,520,933)		114,278,662

Total Investments in Securities — 96.4% (Cost: $165,520,933)		114,278,662

Other Assets, Less Liabilities — 3.6%		4,228,105

Net Assets — 100.0%		$118,506,767

(a)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$135,000	$—	$(135,000	)(b)	$—	$—	$—	—	$1,303	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	52

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Philippines ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	76	09/18/20	$4,182	$(54,131)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$54,131

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(16,734)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(54,131)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,980,092

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$114,278,662	$—	$—	$114,278,662

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(54,131)	$—	$—	$(54,131)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

53	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Poland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 20.3%
Alior Bank SA(a)(b)	430,160	$1,606,409
Bank Handlowy w Warszawie SA(a)	161,768	1,638,163
Bank Millennium SA(a)(b)	3,423,105	2,821,679
Bank Polska Kasa Opieki SA(a)	743,126	10,594,237
mBank SA(a)	77,515	3,974,478
Powszechna Kasa Oszczednosci Bank Polski SA(a)	4,002,608	23,534,163
Santander Bank Polska SA(a)	175,680	7,255,052

		51,424,181

Capital Markets — 0.8%
Warsaw Stock Exchange	167,802	2,003,442

Chemicals — 1.4%
Ciech SA(a)	185,601	1,588,603
Grupa Azoty SA(a)	275,530	2,020,351

		3,608,954

Construction & Engineering — 1.5%
Budimex SA	61,691	3,943,394

Consumer Finance — 1.5%
KRUK SA(a)	92,514	3,719,675

Diversified Telecommunication Services — 2.6%
Orange Polska SA(a)	3,313,485	6,525,720

Electric Utilities — 5.7%
Enea SA(a)(b)	1,299,108	2,353,129
Energa SA(a)(b)	625,947	1,382,064
PGE Polska Grupa Energetyczna SA(a)	4,158,564	6,844,505
Tauron Polska Energia SA(a)(b)	5,751,071	3,963,067

		14,542,765

Entertainment — 15.7%
CD Projekt SA(a)	307,604	36,767,757
TEN Square Games SA	19,407	2,988,907

		39,756,664

Food & Staples Retailing — 5.1%
Dino Polska SA(a)(c)	177,959	10,846,692
Eurocash SA(a)(b)	499,616	2,124,548

		12,971,240

Health Care Providers & Services — 0.8%
Neuca SA	14,470	1,995,835

Hotels, Restaurants & Leisure — 1.0%
AmRest Holdings SE(a)(b)	426,755	2,431,255

Insurance — 8.1%
Powszechny Zaklad Ubezpieczen SA(a)	2,765,868	20,484,560

Machinery — 0.4%
Famur SA(a)	1,950,358	1,029,260

Security	Shares	Value

Media — 4.3%
Cyfrowy Polsat SA(a)	1,383,376	$10,845,128

Metals & Mining — 9.4%
Jastrzebska Spolka Weglowa SA(a)(b)	367,784	1,574,477
KGHM Polska Miedz SA(a)	595,043	22,197,226

		23,771,703

Oil, Gas & Consumable Fuels — 10.8%
Grupa Lotos SA	467,495	5,155,947
Polski Koncern Naftowy ORLEN SA	805,519	11,119,238
Polskie Gornictwo Naftowe i Gazownictwo SA	7,976,303	11,153,844

		27,429,029

Software — 2.2%
Asseco Poland SA	295,900	5,726,759

Textiles, Apparel & Luxury Goods — 5.9%
CCC SA(a)(b)	209,075	3,279,273
LPP SA(a)	5,936	11,625,890

		14,905,163

Wireless Telecommunication Services — 2.1%
PLAY Communications SA(c)	642,609	5,356,608

Total Common Stocks — 99.6% (Cost: $358,222,828)		252,471,335

Short-Term Investments

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	5,961,824	5,967,786
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	1,381,000	1,381,000

		7,348,786

Total Short-Term Investments — 2.9% (Cost: $7,345,762)		7,348,786

Total Investments in Securities — 102.5% (Cost: $365,568,590)		259,820,121

Other Assets, Less Liabilities — (2.5)%		(6,226,308)

Net Assets — 100.0%		$253,593,813

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	54

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Poland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,121,436	$2,846,058	(a)	$—	$(2,345)	$2,637	$5,967,786	5,961,824	$103,157	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	127,000	1,254,000	(a)	—	—	—	1,381,000	1,381,000	4,216		—

					$(2,345)	$2,637	$7,348,786		$107,373		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	24	09/18/20	$1,320	$30,096

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$30,096

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$30,096

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$264,096

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

55	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Poland ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$252,471,335	$—	$—	$252,471,335
Money Market Funds	7,348,786	—	—	7,348,786

	$259,820,121	$—	$—	$259,820,121

Derivative financial instruments(a)
Assets
Futures Contracts	$30,096	$—	$—	$30,096

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	56

Schedule of Investments August 31, 2020	iShares® MSCI Qatar ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 1.3%
Gulf Warehousing Co.	811,472	$1,132,636

Banks — 47.0%
Commercial Bank PSQC (The)	2,991,720	3,383,963
Doha Bank QPSC(a)	3,039,266	1,973,764
Masraf Al Rayan QSC	5,175,203	5,876,269
Qatar First Bank(a)	2,355,397	910,732
Qatar International Islamic Bank QSC	1,214,078	2,829,818
Qatar Islamic Bank SAQ	1,629,215	7,098,010
Qatar National Bank QPSC	3,862,857	18,932,996

		41,005,552

Chemicals — 4.1%
Mesaieed Petrochemical Holding Co.	6,238,829	3,601,448

Construction Materials — 0.8%
Qatar National Cement Co. QSC	608,159	661,233

Diversified Financial Services — 0.9%
Salam International Investment Ltd. QSC(a)	4,299,847	755,181

Diversified Telecommunication Services — 3.0%
Ooredoo QPSC	1,452,762	2,611,214

Energy Equipment & Services — 1.3%
Gulf International Services QSC(a)	2,606,811	1,164,103

Food & Staples Retailing — 1.5%
Al Meera Consumer Goods Co. QSC	248,130	1,349,260

Food Products — 1.2%
Baladna	1,996,753	1,065,660

Health Care Providers & Services — 1.2%
Medicare Group	493,279	1,009,392

Industrial Conglomerates — 10.3%
Aamal Co.	3,887,942	984,557
Industries Qatar QSC	2,555,388	6,860,756
Mannai Corp. QSC	490,262	405,292
Qatar Industrial Manufacturing Co. QSC	929,300	763,177

		9,013,782

Insurance — 1.9%
Qatar Insurance Co. SAQ	2,796,920	1,622,175

Security	Shares	Value

Marine — 2.1%
Qatar Navigation QSC	1,128,559	$1,834,581

Metals & Mining — 1.9%
Qatar Aluminum Manufacturing Co.	6,180,698	1,657,723

Multi-Utilities — 4.4%
Qatar Electricity & Water Co. QSC	820,677	3,843,606

Oil, Gas & Consumable Fuels — 7.5%
Qatar Fuel QSC	724,383	3,629,312
Qatar Gas Transport Co. Ltd.	3,895,932	2,889,726

		6,519,038

Real Estate Management & Development — 7.9%
Barwa Real Estate Co.	3,307,387	3,071,885
Ezdan Holding Group QSC(a)	3,807,207	1,452,389
Mazaya Qatar Real Estate Development QSC(a)	3,047,985	1,001,747
United Development Co. QSC	4,018,125	1,357,792

		6,883,813

Wireless Telecommunication Services — 1.6%
Vodafone Qatar QSC	3,943,329	1,394,795

Total Common Stocks — 99.9% (Cost: $76,737,516)		87,125,192

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(b)(c)	30,000	30,000

Total Short-Term Investments — 0.0% (Cost: $30,000)		30,000

Total Investments in Securities — 99.9% (Cost: $76,767,516)		87,155,192

Other Assets, Less Liabilities — 0.1%		68,283

Net Assets — 100.0%		$87,223,475

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$30,000	(a)	$—	$—	$—	$30,000	30,000	$1,920	$—

(a)	Represents net amount purchased (sold).

57	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Qatar ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	1	09/18/20	$55	$(203)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$203

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(43,406)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(203)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$111,884

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$87,125,192	$—	$—	$87,125,192
Money Market Funds	30,000	—	—	30,000

	$87,155,192	$—	$—	$87,155,192

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(203)	$—	$—	$(203)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	58

Schedule of Investments August 31, 2020	iShares® MSCI Saudi Arabia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 36.5%
Al Rajhi Bank	2,968,145	$51,362,533
Alinma Bank(a)	2,896,995	11,972,809
Arab National Bank	1,697,115	9,394,101
Bank AlBilad	1,134,482	7,265,863
Bank Al-Jazira	1,326,337	4,618,635
Banque Saudi Fransi	1,717,618	14,632,349
National Commercial Bank(a)	3,526,781	34,981,470
Riyad Bank	3,710,193	18,974,124
Samba Financial Group	2,840,667	20,866,930
Saudi British Bank (The)	2,013,491	14,414,866

		188,483,680

Building Products — 0.3%
Saudi Ceramic Co.(a)	129,050	1,341,959

Chemicals — 15.9%
Advanced Petrochemical Co.	343,526	5,046,937
National Industrialization Co.(a)	1,107,701	3,491,055
Sahara International Petrochemical Co.	1,169,200	4,963,048
Saudi Arabian Fertilizer Co.	316,743	7,001,292
Saudi Basic Industries Corp.	2,180,770	51,169,262
Saudi Industrial Investment Group	732,143	4,275,202
Saudi Kayan Petrochemical Co.(a)	216,598	524,393
Yanbu National Petrochemical Co.	389,909	5,562,034

		82,033,223

Construction Materials — 4.3%
Arabian Cement Co./Saudi Arabia	198,088	1,605,641
City Cement Co.(a)	359,342	1,730,384
Eastern Province Cement Co.	169,787	1,586,752
Najran Cement Co.(a)	385,166	1,259,085
Northern Region Cement Co.	427,464	1,285,657
Qassim Cement Co. (The)	152,324	2,769,933
Saudi Cement Co.	248,730	3,733,818
Southern Province Cement Co.	214,099	3,664,935
Yamama Cement Co.	349,200	2,288,615
Yanbu Cement Co.	266,662	2,339,234

		22,264,054

Diversified Telecommunication Services — 6.9%
Saudi Telecom Co.	1,398,267	35,791,340

Electric Utilities — 2.0%
Saudi Electricity Co.	2,468,111	10,476,697

Equity Real Estate Investment Trusts (REITs) — 0.2%
Jadwa REIT Saudi Fund	307,652	1,105,774

Food & Staples Retailing — 0.9%
Abdullah Al Othaim Markets Co.	143,901	4,788,451

Food Products — 5.2%
Almarai Co. JSC	745,909	10,680,135
Aseer Trading Tourism & Manufacturing Co.(a)	340,195	1,190,086
National Agriculture Development Co. (The)(a)	202,428	1,732,576
Saudia Dairy & Foodstuff Co.	57,241	2,823,551
Savola Group (The)	789,914	10,236,057

		26,662,405

Gas Utilities — 0.2%
National Gas & Industrialization Co.	165,691	1,287,817

Security	Shares	Value

Health Care Providers & Services — 2.5%
Al Hammadi Co. for Development and Investment(a)	235,663	$1,668,294
Dallah Healthcare Co.	116,642	1,766,525
Middle East Healthcare Co.(a)	153,396	1,505,145
Mouwasat Medical Services Co.	165,225	5,277,755
National Medical Care Co.	98,724	1,395,132
Saudi Chemical Co. Holding(a)	185,223	1,338,384

		12,951,235

Hotels, Restaurants & Leisure — 1.9%
Dur Hospitality Co.	193,396	1,449,007
Herfy Food Services Co.	99,694	1,368,967
Leejam Sports Co. JSC	86,027	1,623,995
Saudi Airlines Catering Co.	136,730	2,920,202
Seera Group Holding(a)	509,792	2,351,558

		9,713,729

Insurance — 2.2%
Al Rajhi Co for Cooperative Insurance(a)	73,332	1,443,001
Bupa Arabia for Cooperative Insurance Co.(a)	176,178	5,824,920
Co for Cooperative Insurance (The)(a)	204,912	4,316,295

		11,584,216

Media — 0.5%
Saudi Research & Marketing Group(a)	127,700	2,424,306

Metals & Mining — 2.6%
Saudi Arabian Mining Co.(a)	1,271,641	13,359,105

Oil, Gas & Consumable Fuels — 10.0%
Aldrees Petroleum and Transport Services Co.	110,358	1,933,240
Rabigh Refining & Petrochemical Co.(a)	735,901	2,801,975
Saudi Arabian Oil Co.(b)	4,924,525	46,678,895

		51,414,110

Pharmaceuticals — 0.4%
Saudi Pharmaceutical Industries & Medical Appliances Corp.	223,994	2,135,153

Professional Services — 0.3%
Maharah Human Resources Co.	75,013	1,600,085

Real Estate Management & Development — 1.9%
Arriyadh Development Co.	354,025	1,557,523
Dar Al Arkan Real Estate Development Co.(a)	1,746,980	3,777,682
Emaar Economic City(a)	1,308,484	2,815,520
Saudi Real Estate Co.(a)	404,425	1,483,792

		9,634,517

Road & Rail — 0.5%
Saudi Public Transport Co.(a)	286,412	1,270,753
United International Transportation Co.	151,549	1,375,900

		2,646,653

Specialty Retail — 2.5%
Fawaz Abdulaziz Al Hokair & Co.(a)	293,740	1,746,564
Jarir Marketing Co.	181,423	7,904,257
Saudi Co. For Hardware CJSC	84,371	1,145,058
United Electronics Co.	109,991	2,076,381

		12,872,260

Transportation Infrastructure — 0.5%
Saudi Ground Services Co.(a)	312,213	2,543,190

Wireless Telecommunication Services — 2.1%
Etihad Etisalat Co.(a)	1,142,717	8,165,638

59	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Saudi Arabia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Mobile Telecommunications Co.(a)	928,387	$2,891,269

		11,056,907

Total Common Stocks — 100.3% (Cost: $485,008,552)		518,170,866

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	1,200,000	1,200,000

Total Short-Term Investments — 0.2% (Cost: $1,200,000)		1,200,000

Total Investments in Securities — 100.5% (Cost: $486,208,552)		519,370,866

Other Assets, Less Liabilities — (0.5)%		(2,742,228)

Net Assets — 100.0%		$516,628,638

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$1,200,000	(a)	$—	$—	$—	$1,200,000	1,200,000	$11,190	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	21	09/18/20	$1,155	$1,542

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,542

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	60

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Saudi Arabia ETF

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$725,621

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,542

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$409,094

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$518,170,866	$—	$—	$518,170,866
Money Market Funds	1,200,000	—	—	1,200,000

	$519,370,866	$—	$—	$519,370,866

Derivative financial instruments(a)
Assets
Futures Contracts	$1,542	$—	$—	$1,542

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

61	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI UAE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 4.3%
Air Arabia PJSC	5,182,837	$1,636,767

Banks — 38.7%
Abu Dhabi Commercial Bank PJSC	1,207,310	1,820,916
Dubai Islamic Bank PJSC	1,513,089	1,688,922
Emirates NBD Bank PJSC	1,703,636	5,009,125
First Abu Dhabi Bank PJSC	2,001,756	6,245,355

		14,764,318

Building Products — 0.9%
National Central Cooling Co. PJSC	595,879	347,163

Capital Markets — 5.4%
Dubai Financial Market PJSC	6,022,069	1,421,432
SHUAA Capital PSC(a)	3,709,487	632,193

		2,053,625

Construction & Engineering — 1.5%
Arabtec Holding PJSC(a)	2,468,632	449,618
Drake & Scull International PJSC(a)(b)	2,972,998	145,358

		594,976

Diversified Financial Services — 5.3%
Al Waha Capital PJSC(a)	3,484,112	939,050
Amanat Holdings PJSC	4,114,387	955,467
Gulf General Investment Co.(a)(b)	7,295,803	129,265

		2,023,782

Diversified Telecommunication Services — 14.9%
Emirates Telecommunications Group Co. PJSC	1,260,765	5,684,023

Energy Equipment & Services — 0.7%
Lamprell PLC(a)	874,841	265,901

Food Products — 1.9%
Agthia Group PJSC	877,736	738,386

Health Care Providers & Services — 0.0%
NMC Health PLC(a)(b)	112,588	1

Hotels, Restaurants & Leisure — 0.9%
DXB Entertainments PJSC(a)	10,240,140	334,540

Industrial Conglomerates — 4.0%
Dubai Investments PJSC	4,598,134	1,527,224

Security	Shares	Value

Oil, Gas & Consumable Fuels — 4.2%
Dana Gas PJSC	8,142,395	$1,615,999

Real Estate Management & Development — 16.4%
Aldar Properties PJSC	3,119,088	1,723,793
DAMAC Properties Dubai Co. PJSC(a)	5,606,752	1,341,719
Deyaar Development PJSC(a)	650,384	53,296
Emaar Development PJSC(a)	85,639	52,692
Emaar Malls PJSC(a)	132,351	50,084
Emaar Properties PJSC(a)	1,999,881	1,568,043
Eshraq Investments PJSC(a)	4,166,502	438,979
RAK Properties PJSC	3,584,088	385,423
Union Properties PJSC(a)	7,687,045	646,665

		6,260,694

Thrifts & Mortgage Finance — 0.5%
Amlak Finance PJSC(a)	2,194,340	191,168

Total Common Stocks — 99.6% (Cost: $41,432,022)		38,038,567

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	60,000	60,000

Total Short-Term Investments — 0.2% (Cost: $60,000)		60,000

Total Investments in Securities — 99.8% (Cost: $41,492,022)		38,098,567

Other Assets, Less Liabilities — 0.2%		78,421

Net Assets — 100.0%		$38,176,988

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	62

Schedule of Investments (continued) August 31, 2020	iShares® MSCI UAE ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$846,385	$—	$(846,297	)(b)	$(173)	$85	$—	—	$6,617	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	158,000	—	(98,000	)(b)	—	—	60,000	60,000	1,017		—

					$(173)	$85	$60,000		$7,634		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(38,527)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$396,352

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$37,763,943	$—	$274,624	$38,038,567
Money Market Funds	60,000	—	—	60,000

	$37,823,943	$—	$274,624	$38,098,567

63	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI UAE ETF

The following table includes a rollforward for the year ended August 31, 2020 of investments whose values are classified as Level 3 as of the beginning or end of the year.

Common Stocks

Balance at beginning of period	$465,742
Realized gain (loss) and change in unrealized appreciation/depreciation	(3,628,572)
Purchases	1,752,230
Sales	(449,151)
Transfers in(a)	2,134,375 (b)
Transfers out(a)	—

Balance at end of period	$274,624

Net change in unrealized appreciation/depreciation on investments still held at end of period	$(2,939,592)

(a)	Represents the value as of the beginning of the reporting period.
(b)	Transfers in to Level 3 are due to the suspension of trading of equity securities.

The Fund’s investments that are categorized as Level 3 were valued utilizing a single broker quote without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	64

Statement of Assets and Liabilities

August 31, 2020

	iShares MSCI Argentina and Global Exposure ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$7,710,802	$96,353,963	$6,104,128,448	$51,738,918
Affiliated(c)	335,147	150,000	252,385,557	8,394,349
Cash	6,198	37,222	4,693	8,300
Foreign currency, at value(d)	4,467	43,344	26,026,693	88,682
Cash pledged:
Futures contracts	—	121,000	—	—
Foreign currency collateral pledged:
Futures contracts(e)	—	—	1,493,133	—
Receivables:
Investments sold	755,486	6,833,049	28,526,392	1,100,771
Securities lending income — Affiliated	278	—	164,798	27,399
Dividends	—	531,020	4,635,224	87,410

Total assets	8,812,378	104,069,598	6,417,364,938	61,445,829

LIABILITIES
Collateral on securities loaned, at value	334,350	—	249,371,257	8,349,585
Payables:
Investments purchased	771,819	6,633,507	45,832,324	1,081,434
Variation margin on futures contracts	—	12,151	298,482	—
Investment advisory fees	1,623	49,337	2,958,736	25,730

Total liabilities	1,107,792	6,694,995	298,460,799	9,456,749

NET ASSETS	$7,704,586	$97,374,603	$6,118,904,139	$51,989,080

NET ASSETS CONSIST OF:
Paid-in capital	$16,318,315	$164,242,650	$5,158,921,917	$60,588,868
Accumulated earnings (loss)	(8,613,729)	(66,868,047)	959,982,222	(8,599,788)

NET ASSETS	$7,704,586	$97,374,603	$6,118,904,139	$51,989,080

Shares outstanding	350,000	7,150,000	80,600,000	1,150,000

Net asset value	$22.01	$13.62	$75.92	$45.21

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$310,172	$—	$223,225,172	$7,781,115
(b) Investments, at cost — Unaffiliated	$11,230,711	$92,878,251	$4,529,199,326	$51,017,330
(c) Investments, at cost — Affiliated	$335,119	$150,000	$252,163,516	$8,388,491
(d) Foreign currency, at cost	$4,378	$42,661	$26,020,010	$88,534
(e) Foreign currency collateral pledged, at cost	$—	$—	$1,493,123	$—

See notes to financial statements.

65	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

August 31, 2020

	iShares MSCI Indonesia ETF	iShares MSCI Peru ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$319,744,025	$81,751,105	$114,278,662	$252,471,335
Affiliated(c)	560,000	110,000	—	7,348,786
Cash	4,590	8,699	—	4,788
Foreign currency, at value(d)	194,879	17,493	231	534,743
Cash pledged:
Futures contracts	59,000	17,000	407,000	97,000
Receivables:
Investments sold	9,025,927	7,798,715	3,947,608	13,116,547
Securities lending income — Affiliated	—	—	—	19,227
Dividends	103,414	99,659	185,015	146
Tax reclaims	—	—	—	410,935

Total assets	329,691,835	89,802,671	118,818,516	274,003,507

LIABILITIES
Bank overdraft	—	—	114,788	—
Collateral on securities loaned, at value	—	—	—	5,958,451
Payables:
Investments purchased	9,580,795	7,461,105	43,593	12,669,222
Variation margin on futures contracts	13,640	3,720	94,241	23,540
Capital shares redeemed	49,536	—	—	17,711
Investment advisory fees	156,157	40,924	59,127	128,314
Professional fees	—	—	—	50,000
Foreign taxes	—	199	—	—
IRS compliance fee for foreign withholding tax claims	—	—	—	1,562,456

Total liabilities	9,800,128	7,505,948	311,749	20,409,694

NET ASSETS	$319,891,707	$82,296,723	$118,506,767	$253,593,813

NET ASSETS CONSIST OF:
Paid-in capital	$613,189,491	$246,135,790	$225,902,111	$452,160,939
Accumulated loss	(293,297,784)	(163,839,067)	(107,395,344)	(198,567,126)

NET ASSETS	$319,891,707	$82,296,723	$118,506,767	$253,593,813

Shares outstanding	16,250,000	2,600,000	4,450,000	13,900,000

Net asset value	$19.69	$31.65	$26.63	$18.24

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$—	$—	$5,693,905
(b) Investments, at cost — Unaffiliated	$482,174,137	$125,831,096	$165,520,933	$358,222,828
(c) Investments, at cost — Affiliated	$560,000	$110,000	$—	$7,345,762
(d) Foreign currency, at cost	$193,582	$17,431	$228	$525,642

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	66

Statement of Assets and Liabilities  (continued)

August 31, 2020

	iShares MSCI Qatar ETF	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$87,125,192	$518,170,866	$38,038,567
Affiliated(b)	30,000	1,200,000	60,000
Cash	6,752	695	6,730
Foreign currency, at value(c)	—	668,945	1,259
Cash pledged:
Futures contracts	—	161,000	—
Receivables:
Investments sold	1,513,801	31,552,868	5,266,179
Dividends	5	101,813	6

Total assets	88,675,750	551,856,187	43,372,741

LIABILITIES
Payables:
Investments purchased	1,409,573	34,874,604	5,177,053
Variation margin on futures contracts	203	35,018	—
Investment advisory fees	42,499	317,927	18,700

Total liabilities	1,452,275	35,227,549	5,195,753

NET ASSETS	$87,223,475	$516,628,638	$38,176,988

NET ASSETS CONSIST OF:
Paid-in capital	$102,522,652	$616,434,695	$80,162,754
Accumulated loss	(15,299,177)	(99,806,057)	(41,985,766)

NET ASSETS	$87,223,475	$516,628,638	$38,176,988

Shares outstanding	4,950,000	18,000,000	3,500,000

Net asset value	$17.62	$28.70	$10.91

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — Unaffiliated	$76,737,516	$485,008,552	$41,432,022
(b) Investments, at cost — Affiliated	$30,000	$1,200,000	$60,000
(c) Foreign currency, at cost	$—	$668,951	$1,163

See notes to financial statements.

67	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Argentina and Global Exposure ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$117,897	$2,749,587	$102,998,341	$1,350,314
Dividends — Affiliated	371	1,249	38,112	275
Interest — Unaffiliated	—	—	1,299	—
Securities lending income — Affiliated — net	13,076	—	2,659,521	248,072
Foreign taxes withheld	(13,540)	(164,940)	(7,560,062)	(19,944)

Total investment income	117,804	2,585,896	98,137,211	1,578,717

EXPENSES
Investment advisory fees	63,815	723,410	28,570,444	216,439
Miscellaneous	264	264	264	264

Total expenses	64,079	723,674	28,570,708	216,703

Less:
Investment advisory fees waived	(38,120)	—	—	—

Total expenses after fees waived	25,959	723,674	28,570,708	216,703

Net investment income	91,845	1,862,222	69,566,503	1,362,014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(3,993,649)	(21,981,516)	(186,224,656)	(3,630,282)
Investments — Affiliated	21	—	(65,123)	(1,419)
In-kind redemptions — Unaffiliated	(144,899)	—	239,395,069	277,525
Futures contracts	—	—	1,763,260	—
Foreign currency transactions	(326)	(280,095)	54,462	1,274

Net realized gain (loss)	(4,138,853)	(22,261,611)	54,923,012	(3,352,902)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	3,575,370	(25,718,276)	1,445,538,475	7,426,261
Investments — Affiliated	(13)	—	176,179	4,556
Futures contracts	—	(20,105)	(294,491)	—
Foreign currency translations	104	(20,369)	3,792	309

Net change in unrealized appreciation (depreciation)	3,575,461	(25,758,750)	1,445,423,955	7,431,126

Net realized and unrealized gain (loss)	(563,392)	(48,020,361)	1,500,346,967	4,078,224

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(471,547)	$(46,158,139)	$1,569,913,470	$5,440,238

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	68

Statements of Operations  (continued)

Year Ended August 31, 2020

	iShares MSCI Indonesia ETF	iShares MSCI Peru ETF	iShares MSCI Philippines ETF	iShares MSCI Poland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$10,218,522	$3,356,802	$2,761,877	$1,355,773
Dividends — Affiliated	2,127	1,754	1,303	4,216
Non-cash dividends — Unaffiliated	—	—	108,714	—
Interest — Unaffiliated	111	33	57	—
Securities lending income — Affiliated — net	—	—	—	103,157
Other income — Unaffiliated	—	—	—	285,876
Foreign taxes withheld	(1,710,270)	(67,356)	(863,118)	(240,447)
Foreign withholding tax claims	—	—	—	4,423,669
IRS Compliance fee for foreign withholding tax claims	—	—	—	(1,562,455)
Other foreign taxes	—	(126)	—	—

Total investment income	8,510,490	3,291,107	2,008,833	4,369,789

EXPENSES
Investment advisory fees	2,227,100	703,851	1,020,006	1,499,512
Professional fees	—	—	—	484,264
Miscellaneous	264	264	264	264

Total expenses	2,227,364	704,115	1,020,270	1,984,040

Net investment income	6,283,126	2,586,992	988,563	2,385,749

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(49,245,104)	(27,471,289)	(18,211,069)	(35,755,665)
Investments — Affiliated	—	—	—	(2,345)
In-kind redemptions — Unaffiliated	6,859,695	(7,289,069)	(20,893,675)	11,078,521
Futures contracts	(255,135)	66,939	(16,734)	—
Foreign currency transactions	(302,489)	23,333	40,241	(105,977)

Net realized loss	(42,943,033)	(34,670,086)	(39,081,237)	(24,785,466)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(56,427,220)	16,945,608	(20,190,387)	(2,270,573)
Investments — Affiliated	—	—	—	2,637
Futures contracts	27,730	1,088	(54,131)	30,096
Foreign currency translations	1,177	(3,151)	4,681	87,804

Net change in unrealized appreciation (depreciation)	(56,398,313)	16,943,545	(20,239,837)	(2,150,036)

Net realized and unrealized loss	(99,341,346)	(17,726,541)	(59,321,074)	(26,935,502)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(93,058,220)	$(15,139,549)	$(58,332,511)	$(24,549,753)

See notes to financial statements.

69	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2020

	iShares MSCI Qatar ETF	iShares MSCI Saudi Arabia ETF	iShares MSCI UAE ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,759,744	$18,313,083	$2,426,433
Dividends — Affiliated	1,920	11,190	1,017
Interest — Unaffiliated	17	38	28
Securities lending income — Affiliated — net	—	—	6,617
Other income — Unaffiliated	—	1,813	—
Foreign taxes withheld	—	(608,811)	—

Total investment income	2,761,681	17,717,313	2,434,095

EXPENSES
Investment advisory fees	415,957	4,741,409	282,708
Miscellaneous	264	264	264

Total expenses	416,221	4,741,673	282,972

Net investment income	2,345,460	12,975,640	2,151,123

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(2,084,756)	(97,216,743)	(11,432,328)
Investments — Affiliated	—	—	(173)
In-kind redemptions — Unaffiliated	—	—	(84,225)
Futures contracts	(43,406)	725,621	(38,527)
Foreign currency transactions	(10,586)	(288,184)	(5,331)

Net realized loss	(2,138,748)	(96,779,306)	(11,560,584)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	3,859,113	46,372,489	(4,189,077)
Investments — Affiliated	—	—	85
Futures contracts	(203)	1,542	—
Foreign currency translations	1,166	12,582	228

Net change in unrealized appreciation (depreciation)	3,860,076	46,386,613	(4,188,764)

Net realized and unrealized gain (loss)	1,721,328	(50,392,693)	(15,749,348)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,066,788	$(37,417,053)	$(13,598,225)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	70

Statements of Changes in Net Assets

	iShares MSCI Argentina and Global Exposure ETF		iShares MSCI Brazil Small-Cap ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$91,845	$247,709	$1,862,222	$2,563,358
Net realized gain (loss)	(4,138,853)	102,552	(22,261,611)	(354,868)
Net change in unrealized appreciation (depreciation)	3,575,461	1,513,410	(25,758,750)	21,876,419

Net increase (decrease) in net assets resulting from operations	(471,547)	1,863,671	(46,158,139)	24,084,909

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(83,697)	(234,874)	(1,745,003)	(2,897,525)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(444,557)	(15,127,749)	38,690,019	36,721,226

NET ASSETS
Total increase (decrease) in net assets	(999,801)	(13,498,952)	(9,213,123)	57,908,610
Beginning of year	8,704,387	22,203,339	106,587,726	48,679,116

End of year	$7,704,586	$8,704,387	$97,374,603	$106,587,726

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

71	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI China ETF		iShares MSCI China Small-Cap ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$69,566,503	$65,060,194	$1,362,014	$677,926
Net realized gain (loss)	54,923,012	22,708,387	(3,352,902)	(2,861,157)
Net change in unrealized appreciation (depreciation)	1,445,423,955	(290,616,749)	7,431,126	(1,455,565)

Net increase (decrease) in net assets resulting from operations	1,569,913,470	(202,848,168)	5,440,238	(3,638,796)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(60,135,118)	(61,071,962)	(1,006,664)	(1,106,757)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,020,199,183	408,703,619	28,325,140	(2,000,973)

NET ASSETS
Total increase (decrease) in net assets	2,529,977,535	144,783,489	32,758,714	(6,746,526)
Beginning of year	3,588,926,604	3,444,143,115	19,230,366	25,976,892

End of year	$6,118,904,139	$3,588,926,604	$51,989,080	$19,230,366

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	72

Statements of Changes in Net Assets  (continued)

	iShares MSCI Indonesia ETF		iShares MSCI Peru ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,283,126	$8,327,588	$2,586,992	$3,783,287
Net realized gain (loss)	(42,943,033)	2,513,103	(34,670,086)	(6,286,067)
Net change in unrealized appreciation (depreciation)	(56,398,313)	10,198,818	16,943,545	(10,998,569)

Net increase (decrease) in net assets resulting from operations	(93,058,220)	21,039,509	(15,139,549)	(13,501,349)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,209,575)	(8,309,025)	(2,716,932)	(3,743,870)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	14,974,393	(25,303,436)	(63,584,709)	16,266,516

NET ASSETS
Total decrease in net assets	(82,293,402)	(12,572,952)	(81,441,190)	(978,703)
Beginning of year	402,185,109	414,758,061	163,737,913	164,716,616

End of year	$319,891,707	$402,185,109	$82,296,723	$163,737,913

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

73	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares MSCI Philippines ETF		iShares MSCI Poland ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$988,563	$1,696,228	$2,385,749	$7,720,897
Net realized loss	(39,081,237)	(1,622,144)	(24,785,466)	(4,092,949)
Net change in unrealized appreciation (depreciation)	(20,239,837)	4,910,391	(2,150,036)	(49,504,656)

Net increase (decrease) in net assets resulting from operations	(58,332,511)	4,984,475	(24,549,753)	(45,876,708)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(924,498)	(1,504,657)	(8,800,235)	(4,171,810)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(39,264,393)	41,535,441	26,365,968	46,867,887

NET ASSETS
Total increase (decrease) in net assets	(98,521,402)	45,015,259	(6,984,020)	(3,180,631)
Beginning of year	217,028,169	172,012,910	260,577,833	263,758,464

End of year	$118,506,767	$217,028,169	$253,593,813	$260,577,833

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	74

Statements of Changes in Net Assets  (continued)

	iShares MSCI Qatar ETF		iShares MSCI Saudi Arabia ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,345,460	$1,871,129	$12,975,640	$15,346,403
Net realized loss	(2,138,748)	(2,010,260)	(96,779,306)	(34,925,017)
Net change in unrealized appreciation (depreciation)	3,860,076	1,028,899	46,386,613	(20,559,145)

Net increase (decrease) in net assets resulting from operations	4,066,788	889,768	(37,417,053)	(40,137,759)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(2,263,201)	(2,284,837)	(19,204,482)	(10,631,559)
Return of capital	(191,392)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(2,454,593)	(2,284,837)	(19,204,482)	(10,631,559)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	35,035,708	(3,282,765)	(73,341,055)	440,261,807

NET ASSETS
Total increase (decrease) in net assets	36,647,903	(4,677,834)	(129,962,590)	389,492,489
Beginning of year	50,575,572	55,253,406	646,591,228	257,098,739

End of year	$87,223,475	$50,575,572	$516,628,638	$646,591,228

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

75	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI UAE ETF

	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,151,123	$1,740,571
Net realized loss	(11,560,584)	(5,005,573)
Net change in unrealized appreciation (depreciation)	(4,188,764)	1,166,670

Net decrease in net assets resulting from operations	(13,598,225)	(2,098,332)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,128,226)	(1,837,321)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	8,096,344	10,724,666

NET ASSETS
Total increase (decrease) in net assets	(7,630,107)	6,789,013
Beginning of year	45,807,095	39,018,082

End of year	$38,176,988	$45,807,095

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	76

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Argentina and Global Exposure ETF

					Period From
	Year Ended	Year Ended	Year Ended		04/25/17	(a)
	08/31/20	08/31/19	08/31/18		to 08/31/17

Net asset value, beginning of period	$19.34	$22.20	$25.71		$25.23

Net investment income(b)	0.17	0.27	0.63		0.03
Net realized and unrealized gain (loss)(c)	2.65	(2.88)	(3.61)		0.46

Net increase (decrease) from investment operations	2.82	(2.61)	(2.98)		0.49

Distributions(d)
From net investment income	(0.15)	(0.25)	(0.53)			(0.01)

Total distributions	(0.15)	(0.25)	(0.53)			(0.01)

Net asset value, end of period	$22.01	$19.34	$22.20		$25.71

Total Return
Based on net asset value	14.65%	(12.05)%	(12.00)%		2.00	%(e)

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%		0.59	%(f)

Total expenses after fees waived	0.24%	0.45%	0.59	%(g)	0.59	%(f)(g)

Net investment income	0.85%	1.14%	2.22%		0.34	%(f)

Supplemental Data
Net assets, end of period (000)	$7,705	$8,704	$22,203		$15,428

Portfolio turnover rate(h)	51%	27%	42%		17	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Revised from the previously reported value of 0.00% due to an error that was identified in the current year.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

77	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Brazil Small-Cap ETF

	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$16.92		$11.87		$16.19		$11.51		$8.12

Net investment income(a)	0.23		0.50		0.40		0.36		0.24
Net realized and unrealized gain (loss)(b)	(3.30)		5.15		(4.01)		4.74		3.35

Net increase (decrease) from investment operations	(3.07)		5.65		(3.61)		5.10		3.59

Distributions(c)
From net investment income	(0.23)		(0.60)		(0.71)		(0.42)		(0.20)

Total distributions	(0.23)		(0.60)		(0.71)		(0.42)		(0.20)

Net asset value, end of year	$13.62		$16.92		$11.87		$16.19		$11.51

Total Return
Based on net asset value	(18.40)%		48.35%		(22.95)%		45.92%		45.17%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.59%		0.62%		0.63%

Net investment income	1.51%		3.26%		2.55%		2.76%		2.77%

Supplemental Data
Net assets, end of year (000)	$97,375		$106,588		$48,679		$62,316		$50,087

Portfolio turnover rate(d)	65	%(e)	47	%(e)	67	%(e)	58	%(e)	38	%(e)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	26%		30%		25%		26%		28%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	78

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI China ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$56.43	$60.85	$62.06	$46.87	$44.49

Net investment income(a)	0.90	0.95	1.05	0.86	0.97
Net realized and unrealized gain (loss)(b)	19.40	(4.49)	(1.10)	14.94	2.34

Net increase (decrease) from investment operations	20.30	(3.54)	(0.05)	15.80	3.31

Distributions(c)
From net investment income	(0.81)	(0.88)	(1.16)	(0.61)	(0.93)

Total distributions	(0.81)	(0.88)	(1.16)	(0.61)	(0.93)

Net asset value, end of year	$75.92	$56.43	$60.85	$62.06	$46.87

Total Return
Based on net asset value	36.29%	(5.76)%	(0.22)%	34.13%	7.63%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.64%

Net investment income	1.43%	1.63%	1.57%	1.70%	2.24%

Supplemental Data
Net assets, end of year (000)	$6,118,904	$3,588,927	$3,444,143	$2,594,247	$2,099,991

Portfolio turnover rate(d)	16%	14%	14%	6%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

79	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI China Small-Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/20	08/31/19	08/31/18	08/31/17	08/31/16

Net asset value, beginning of year	$38.46	$47.23	$48.50	$43.79	$41.08

Net investment income(a)	1.46	1.39	1.51	1.22	1.25
Net realized and unrealized gain (loss)(b)	6.48	(7.78)	(1.14)	5.21	2.99

Net increase (decrease) from investment operations	7.94	(6.39)	0.37	6.43	4.24

Distributions(c)
From net investment income	(1.19)	(2.38)	(1.64)	(1.72)	(1.53)

Total distributions	(1.19)	(2.38)	(1.64)	(1.72)	(1.53)

Net asset value, end of year	$45.21	$38.46	$47.23	$48.50	$43.79

Total Return
Based on net asset value	21.21%	(13.60)%	0.58%	15.29%	10.50%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.64%

Net investment income	3.70%	3.26%	2.91%	2.72%	2.95%

Supplemental Data
Net assets, end of year (000)	$51,989	$19,230	$25,977	$21,825	$19,706

Portfolio turnover rate(d)	39%	38%	63%	26%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	80

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Indonesia ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$25.22	$23.57	$26.89	$25.82	$20.18

Net investment income(a)	0.36	0.41	0.43	0.31	0.34
Net realized and unrealized gain (loss)(b)	(5.66)	1.70	(3.27)	1.11	5.59

Net increase (decrease) from investment operations	(5.30)	2.11	(2.84)	1.42	5.93

Distributions(c)
From net investment income	(0.23)	(0.46)	(0.48)	(0.35)	(0.27)
Return of capital	—	—	—	—	(0.02)

Total distributions	(0.23)	(0.46)	(0.48)	(0.35)	(0.29)

Net asset value, end of year	$19.69	$25.22	$23.57	$26.89	$25.82

Total Return
Based on net asset value	(21.04)%	9.00%	(10.67)%	5.53%	29.59%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.63%

Net investment income	1.65%	1.64%	1.63%	1.22%	1.47%

Supplemental Data
Net assets, end of year (000)	$319,892	$402,185	$414,758	$501,411	$702,198

Portfolio turnover rate(d)	13%	12%	7%	6%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

81	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Peru ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$34.11	$37.44	$37.54	$32.79	$23.09

Net investment income(a)	0.69	0.85	1.09	0.46	0.33
Net realized and unrealized gain (loss)(b)	(2.34)	(3.36)	(0.06)	4.99	9.73

Net increase (decrease) from investment operations	(1.65)	(2.51)	1.03	5.45	10.06

Distributions(c)
From net investment income	(0.81)	(0.82)	(1.13)	(0.70)	(0.36)

Total distributions	(0.81)	(0.82)	(1.13)	(0.70)	(0.36)

Net asset value, end of year	$31.65	$34.11	$37.44	$37.54	$32.79

Total Return
Based on net asset value	(4.78)%	(6.75)%	2.60%	16.89%	44.13%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.63%

Net investment income	2.15%	2.33%	2.65%	1.37%	1.23%

Supplemental Data
Net assets, end of year (000)	$82,297	$163,738	$164,717	$170,794	$218,026

Portfolio turnover rate(d)	26%	18%	11%	13%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	82

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Philippines ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$34.45	$33.08	$35.88	$39.19	$35.50

Net investment income(a)	0.17	0.28	0.14	0.15	0.21
Net realized and unrealized gain (loss)(b)	(7.80)	1.35	(2.79)	(3.26)	3.74

Net increase (decrease) from investment operations	(7.63)	1.63	(2.65)	(3.11)	3.95

Distributions(c)
From net investment income	(0.19)	(0.26)	(0.15)	(0.20)	(0.26)

Total distributions	(0.19)	(0.26)	(0.15)	(0.20)	(0.26)

Net asset value, end of year	$26.63	$34.45	$33.08	$35.88	$39.19

Total Return
Based on net asset value	(22.16)%	4.93%	(7.40)%	(7.87)%	11.19%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.64%

Net investment income	0.57%	0.83%	0.40%	0.42%	0.58%

Supplemental Data
Net assets, end of year (000)	$118,507	$217,028	$172,013	$172,245	$317,403

Portfolio turnover rate(d)	16%	8%	8%	7%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

83	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Poland ETF

	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$20.68		$24.31		$27.33		$18.06		$21.63

Net investment income(a)	0.17	(b)	0.65	(b)	0.33	(b)	0.45	(b)	0.42
Net realized and unrealized gain (loss)(c)		(1.95)		(3.93)		(2.90)	9.25		(3.70)

Net increase (decrease) from investment operations		(1.78)		(3.28)		(2.57)	9.70		(3.28)

Distributions(d)
From net investment income		(0.66)		(0.35)		(0.45)		(0.43)	(0.29)

Total distributions		(0.66)		(0.35)		(0.45)		(0.43)	(0.29)

Net asset value, end of year	$18.24		$20.68		$24.31		$27.33		$18.06

Total Return
Based on net asset value	(8.76	)%(b)	(13.64	)%(b)	(9.53	)%(b)	54.79	%(b)	(15.17)%

Ratios to Average Net Assets
Total expenses		0.78%		0.61%		0.63%		0.63%	0.64%

Total expenses excluding professional fees for foreign withholding tax claims		0.59%		0.59%		0.59%		0.62%	N/A

Net investment income	0.93	%(b)	2.81	%(b)	1.28	%(b)	2.07	%(b)	2.24%

Supplemental Data
Net assets, end of year (000)	$253,594		$260,578		$263,758		$363,537		$179,737

Portfolio turnover rate(e)		15%		5%		7%		6%	10%

(a)	Based on average shares outstanding.
(b)

Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the years ended August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, respectively:

• Net investment income per share by $0.28, $0.05, $0.08 and $0.03, respectively.

• Total return by 1.40%, 0.21%, 0.41% and 0.11%, respectiverly.

• Ratio of net investment income to average net assets by 1.54%, 0.22%, 0.32% and 0.14%, respectively.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	84

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Qatar ETF

	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$17.44		$17.82		$16.19		$20.18		$21.43

Net investment income(a)	0.56		0.64		0.66		0.57		0.67
Net realized and unrealized gain (loss)(b)	0.11		(0.26)		1.71		(3.90)		(1.24)

Net increase (decrease) from investment operations	0.67		0.38		2.37		(3.33)		(0.57)

Distributions(c)
From net investment income	(0.45)		(0.76)		(0.74)		(0.66)		(0.66)
From net realized gain	—		—		—		—		(0.02)
Return of capital	(0.04)		—		—		—		—

Total distributions	(0.49)		(0.76)		(0.74)		(0.66)		(0.68)

Net asset value, end of year	$17.62		$17.44		$17.82		$16.19		$20.18

Total Return
Based on net asset value	4.10%		1.98%		14.96%		(16.52)%		(2.32)%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.59%		0.62%		0.64%

Net investment income	3.31%		3.48%		4.09%		3.05%		3.44%

Supplemental Data
Net assets, end of year (000)	$87,223		$50,576		$55,253		$49,390		$53,486

Portfolio turnover rate(d)	24	%(e)	33	%(e)	58	%(e)	47	%(e)	29	%(e)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	14%		23%		22%		20%		12%

See notes to financial statements.

85	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Saudi Arabia ETF

									Period From
	Year Ended		Year Ended		Year Ended		Year Ended		09/16/15	(a)
	08/31/20		08/31/19		08/31/18		08/31/17		to 08/31/16

Net asset value, beginning of period	$30.21		$29.72		$26.15		$21.52		$24.92

Net investment income(b)	0.57		1.11		1.28		0.91		0.81
Net realized and unrealized gain (loss)(c)	(1.26)		0.12		2.92		4.24			(3.69)

Net increase (decrease) from investment operations	(0.69)		1.23		4.20		5.15			(2.88)

Distributions(d)
From net investment income	(0.82)		(0.74)		(0.63)		(0.52)			(0.52)

Total distributions	(0.82)		(0.74)		(0.63)		(0.52)			(0.52)

Net asset value, end of period	$28.70		$30.21		$29.72		$26.15		$21.52

Total Return
Based on net asset value	(2.21)%		4.14%		16.23%		24.06%		(11.64	)%(e)

Ratios to Average Net Assets
Total expenses	0.74%		0.74%		0.74%		0.74%		0.74	%(f)

Net investment income	2.03%		3.46%		4.31%		3.68%		3.71	%(f)

Supplemental Data
Net assets, end of period (000)	$516,629		$646,591		$257,099		$18,306		$4,305

Portfolio turnover rate(g)	64	%(h)	82	%(h)	20	%(h)	21	%(h)	17	%(e)(h)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e) Not annualized.

(f)  Annualized.

(g) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(h) Portfolio turnover rate excluding cash creations was as follows:	20%		14%		10%		21%			17%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	86

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI UAE ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$14.09	$15.61	$17.74	$17.15	$18.34

Net investment income(a)	0.53	0.57	0.70	0.50	0.68	(b)
Net realized and unrealized gain (loss)(c)	(3.16)	(1.54)	(2.04)	0.72	(1.19)

Net increase (decrease) from investment operations	(2.63)	(0.97)	(1.34)	1.22	(0.51)

Distributions(d)
From net investment income	(0.55)	(0.55)	(0.79)	(0.63)	(0.68)

Total distributions	(0.55)	(0.55)	(0.79)	(0.63)	(0.68)

Net asset value, end of year	$10.91	$14.09	$15.61	$17.74	$17.15

Total Return
Based on net asset value	(18.43)%	(5.95)%	(7.55)%	7.33%	(2.66)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.62%	0.64%

Net investment income	4.46%	3.95%	4.18%	2.94%	4.09	%(b)

Supplemental Data
Net assets, end of year (000)	$38,177	$45,807	$39,018	$49,663	$41,156

Portfolio turnover rate(e)	67%	55%	33%	33%	55%

(a)	Based on average shares outstanding.
(b)	Includes a special distribution from Mediclinic International PLC. Excluding such special distribution, the net investment income would have been $0.52 per share and 3.11% of average net assets.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

87	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Argentina and Global Exposure	Non-diversified
MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Indonesia	Non-diversified
MSCI Peru	Non-diversified
MSCI Philippines	Non-diversified
MSCI Poland	Non-diversified
MSCI Qatar	Non-diversified
MSCI Saudi Arabia	Non-diversified
MSCI UAE	Non-diversified

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	88

Notes to Financial Statements   (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

89	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

MSCI Argentina and Global Exposure
Barclays Bank PLC	$9,774	$9,774	$—	$—
Credit Suisse Securities (USA) LLC	85,934	85,934	—	—
JPMorgan Securities LLC	33,827	33,827	—	—
Morgan Stanley & Co. LLC	179,145	179,145	—	—
Scotia Capital (USA) Inc.	1,492	1,492	—	—

	$310,172	$310,172	$—	$—

MSCI China
BNP Paribas Prime Brokerage International Ltd.	$12,764,957	$12,764,957	$—	$—
BofA Securities, Inc.	20,752,380	20,752,380	—	—
Citigroup Global Markets Inc.	21,598,730	21,598,730	—	—
Credit Suisse Securities (USA) LLC	7,739,569	7,739,569	—	—
Goldman Sachs & Co.	24,600,055	24,600,055	—	—
HSBC Bank PLC	4,125,222	4,125,222	—	—
JPMorgan Securities LLC	14,116,657	14,116,657	—	—
Macquarie Bank Limited	8,735,358	8,735,358	—	—
Morgan Stanley & Co. LLC	92,652,207	92,652,207	—	—
National Financial Services LLC	850,328	829,932	—	(20,396	)(b)
RBC Capital Markets LLC	136,408	136,408	—	—
Scotia Capital (USA) Inc.	3,007,185	3,007,185	—	—
SG Americas Securities LLC	757,673	757,673	—	—
TD Prime Services LLC	3,621,043	3,621,043	—	—
UBS AG	1,136,017	1,136,017	—	—
UBS Securities LLC	5,063,693	5,035,238	—	(28,455	)(b)
Wells Fargo Securities LLC	1,567,690	1,567,690	—	—

	$223,225,172	$223,176,321	$—	$(48,851)

MSCI China Small-Cap
Barclays Bank PLC	$688,472	$688,472	$—	$—
Barclays Capital Inc.	90,921	90,921	—	—
BofA Securities, Inc.	1,142,500	1,142,500	—	—
Citigroup Global Markets Inc.	2,022,396	2,022,396	—	—
Credit Suisse Securities (USA) LLC	794,190	794,190	—	—
Goldman Sachs & Co.	279,761	279,761	—	—
JPMorgan Securities LLC	579,766	579,766	—	—
Macquarie Bank Limited	330,155	330,155	—	—
Morgan Stanley & Co. LLC	1,155,178	1,155,178	—	—
National Financial Services LLC	140,556	140,556	—	—
Nomura Securities International Inc.	179,308	179,308	—	—
Scotia Capital (USA) Inc.	330,175	330,175	—	—
SG Americas Securities LLC	15,251	15,251	—	—
UBS AG	686	686	—	—
UBS Securities LLC	31,800	31,800	—	—

	$7,781,115	$7,781,115	$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	90

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

MSCI Poland
BofA Securities, Inc.	$694,517	$694,517	$—	$—
Citigroup Global Markets Inc.	826,470	826,470	—	—
Credit Suisse Securities (USA) LLC	1,255,114	1,255,114	—	—
Deutsche Bank Securities Inc.	183,928	183,928	—	—
Goldman Sachs & Co.	820,940	820,940	—	—
HSBC Bank PLC	1,336,927	1,336,927	—	—
JPMorgan Securities LLC	324,687	324,687	—	—
Morgan Stanley & Co. LLC	53,322	53,322	—	—
UBS AG	198,000	198,000	—	—

	$5,693,905	$5,693,905	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Peru, iShares MSCI Philippines, iShares MSCI Poland, iShares MSCI Qatar and iShares MSCI UAE ETFs, BFA is entitled to an annual investment advisory fee,

91	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Argentina and Global Exposure	0.59%
MSCI Saudi Arabia	0.74

Expense Waivers: For the year ended ended August 31, 2020, BFA has voluntarily waived a portion of its investment advisory fee for the iShares MSCI Argentina and Global Exposure ETF in the amount of $38,120.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Argentina and Global Exposure	$3,321
MSCI China	659,456
MSCI China Small-Cap	56,571
MSCI Poland	24,323
MSCI UAE	1,701

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	92

Notes to Financial Statements   (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Argentina and Global Exposure	$1,927,786	$586,839	$17,535
MSCI China	16,444,656	43,624,737	(9,149,732)
MSCI China Small-Cap	1,415,789	4,945,322	2,101,952
MSCI Indonesia	—	24,242	(182,731)
MSCI Peru	3,468,979	121,391	(159,682)
MSCI Poland	2,594,331	2,484,206	(1,528,607)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Argentina and Global Exposure	$5,451,270	$5,707,975
MSCI Brazil Small-Cap	116,362,259	78,522,340
MSCI China	1,879,389,236	763,122,364
MSCI China Small-Cap	41,662,448	14,043,515
MSCI Indonesia	53,313,576	49,638,702
MSCI Peru	31,073,185	34,129,524
MSCI Philippines	27,373,712	31,556,122
MSCI Poland	39,295,095	38,520,954
MSCI Qatar	51,740,010	16,946,740
MSCI Saudi Arabia	404,250,761	479,807,032
MSCI UAE	38,882,833	31,749,718

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Argentina and Global Exposure	$7,441,156	$7,605,237
MSCI China	450,452,074	543,338,718
MSCI China Small-Cap	4,294,316	3,406,762
MSCI Indonesia	247,090,216	234,172,965
MSCI Peru	11,972,612	72,938,434
MSCI Philippines	45,588,740	84,511,844
MSCI Poland	106,632,894	86,264,785
MSCI UAE	1,212,460	66,798

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were

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Notes to Financial Statements   (continued)

reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Argentina and Global Exposure	$(241,834)	$241,834
MSCI China	230,595,381	(230,595,381)
MSCI China Small-Cap	70,440	(70,440)
MSCI Indonesia	(3,673,069)	3,673,069
MSCI Peru	(9,713,527)	9,713,527
MSCI Philippines	(26,870,438)	26,870,438
MSCI Poland	9,361,354	(9,361,354)
MSCI UAE	(211,975)	211,975

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI Argentina and Global Exposure Ordinary income	$83,697	$234,874

MSCI Brazil Small-Cap Ordinary income	$1,745,003	$2,897,525

MSCI China Ordinary income	$60,135,118	$61,071,962

MSCI China Small-Cap Ordinary income	$1,006,664	$1,106,757

MSCI Indonesia Ordinary income	$4,209,575	$8,309,025

MSCI Peru Ordinary income	$2,716,932	$3,743,870

MSCI Philippines Ordinary income	$924,498	$1,504,657

MSCI Poland Ordinary income	$8,800,235	$4,171,810

MSCI Qatar Ordinary income	$2,263,201	$2,284,837
Return of capital	191,392	—

	$2,454,593	$2,284,837

MSCI Saudi Arabia Ordinary income	$19,204,482	$10,631,559

MSCI UAE Ordinary income	$2,128,226	$1,837,321

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total
MSCI Argentina and Global Exposure	$19,864	$(4,831,664)	$(3,801,929)	$—	$(8,613,729)
MSCI Brazil Small-Cap	—	(58,026,412)	(8,648,371)	(193,264)	(66,868,047)
MSCI China	46,084,008	(512,292,866)	1,426,191,080	—	959,982,222
MSCI China Small-Cap	937,681	(8,952,665)	(584,804)	—	(8,599,788)
MSCI Indonesia	2,020,282	(129,565,553)	(165,752,513)	—	(293,297,784)
MSCI Peru	84,615	(117,476,150)	(46,447,532)	—	(163,839,067)
MSCI Philippines	281,824	(50,840,849)	(56,836,319)	—	(107,395,344)
MSCI Poland	1,475,580	(89,670,491)	(110,372,215)	—	(198,567,126)
MSCI Qatar	—	(17,080,529)	1,783,016	(1,664)	(15,299,177)
MSCI Saudi Arabia	731,782	(64,778,894)	(35,758,945)	—	(99,806,057)
MSCI UAE	8,763	(31,007,364)	(10,987,165)	—	(41,985,766)

N O T E S T O F I N A N C I A L S T A T E M E N T S	94

Notes to Financial Statements   (continued)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and foreign withholding tax reclaims.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Argentina and Global Exposure	$11,847,978	$1,555,141	$(5,357,170)	$(3,802,029)
MSCI Brazil Small-Cap	105,092,238	4,478,708	(13,066,983)	(8,588,275)
MSCI China	4,930,023,162	1,857,278,750	(431,094,598)	1,426,184,152
MSCI China Small-Cap	60,718,402	8,117,983	(8,703,118)	(585,135)
MSCI Indonesia	486,058,426	3,237,567	(168,991,968)	(165,754,401)
MSCI Peru	128,310,183	6,882,443	(53,331,521)	(46,449,078)
MSCI Philippines	171,119,218	647,199	(57,487,755)	(56,840,556)
MSCI Poland	368,606,476	29,047,959	(137,834,314)	(108,786,355)
MSCI Qatar	85,372,176	3,766,028	(1,983,012)	1,783,016
MSCI Saudi Arabia	555,129,854	—	(35,758,988)	(35,758,988)
MSCI UAE	49,085,912	1,890,550	(12,877,895)	(10,987,345)

9.	LINE OF CREDIT

The iShares MSCI Brazil Small-Cap ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Funds. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The Funds did not borrow under the credit agreement during the year ended August 31, 2020.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

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Notes to Financial Statements   (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements   (continued)

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

MSCI Argentina and Global Exposure
Shares sold	400,000	$8,087,879	250,000	$5,776,563
Shares redeemed	(500,000)	(8,532,436)	(800,000)	(20,904,312)

Net decrease	(100,000)	$(444,557)	(550,000)	$(15,127,749)

MSCI Brazil Small-Cap
Shares sold	4,200,000	$85,559,973	3,100,000	$50,011,103
Shares redeemed	(3,350,000)	(46,869,954)	(900,000)	(13,289,877)

Net increase	850,000	$38,690,019	2,200,000	$36,721,226

MSCI China
Shares sold	26,600,000	$1,641,516,575	20,000,000	$1,135,936,609
Shares redeemed	(9,600,000)	(621,317,392)	(13,000,000)	(727,232,990)

Net increase	17,000,000	$1,020,199,183	7,000,000	$408,703,619

MSCI China Small-Cap
Shares sold	750,000	$31,937,426	50,000	$2,197,218
Shares redeemed	(100,000)	(3,612,286)	(100,000)	(4,198,191)

Net increase (decrease)	650,000	$28,325,140	(50,000)	$(2,000,973)

MSCI Indonesia
Shares sold	11,900,000	$252,571,048	18,200,000	$458,209,128
Shares redeemed	(11,600,000)	(237,596,655)	(19,850,000)	(483,512,564)

Net increase (decrease)	300,000	$14,974,393	(1,650,000)	$(25,303,436)

MSCI Peru
Shares sold	350,000	$12,459,316	1,050,000	$40,297,535
Shares redeemed	(2,550,000)	(76,044,025)	(650,000)	(24,031,019)

Net increase (decrease)	(2,200,000)	$(63,584,709)	400,000	$16,266,516

MSCI Philippines
Shares sold	1,400,000	$45,719,469	4,750,000	$162,031,008
Shares redeemed	(3,250,000)	(84,983,862)	(3,650,000)	(120,495,567)

Net increase (decrease)	(1,850,000)	$(39,264,393)	1,100,000	$41,535,441

MSCI Poland
Shares sold	6,150,000	$112,952,003	6,550,000	$153,653,695
Shares redeemed	(4,850,000)	(86,586,035)	(4,800,000)	(106,785,808)

Net increase	1,300,000	$26,365,968	1,750,000	$46,867,887

MSCI Qatar
Shares sold	2,500,000	$42,539,145	300,000	$5,638,836
Shares redeemed	(450,000)	(7,503,437)	(500,000)	(8,921,601)

Net increase (decrease)	2,050,000	$35,035,708	(200,000)	$(3,282,765)

MSCI Saudi Arabia
Shares sold	10,450,000	$298,650,503	22,800,000	$752,839,074
Shares redeemed	(13,850,000)	(371,991,558)	(10,050,000)	(312,577,267)

Net increase (decrease)	(3,400,000)	$(73,341,055)	12,750,000	$440,261,807

MSCI UAE
Shares sold	1,600,000	$21,787,453	1,500,000	$21,647,115
Shares redeemed	(1,350,000)	(13,691,109)	(750,000)	(10,922,449)

Net increase	250,000	$8,096,344	750,000	$10,724,666

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Notes to Financial Statements   (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Poland ETF has filed claims to recover taxes withheld by Poland on dividend income on the basis that Poland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a favorable court ruling that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. The Fund continues to evaluate developments in Poland for potential impacts to the receivables and payables recorded. Polish withholding tax claims received are disclosed in the statement of operations. Professional fees associated with the filing of tax claims in Poland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The iShares MSCI Poland ETF, under the approval of the Board, is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	98

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI Argentina and Global Exposure ETF,

iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF,

iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF,

iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF,

iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Argentina and Global Exposure ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF, iShares MSCI Philippines ETF, iShares MSCI Poland ETF, iShares MSCI Qatar ETF, iShares MSCI Saudi Arabia ETF and iShares MSCI UAE ETF (eleven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI China	0.24%
MSCI Peru	21.27%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI Argentina and Global Exposure	$14,668
MSCI China	73,073,808
MSCI China Small-Cap	149,631
MSCI Indonesia	9,938,471
MSCI Peru	638,528
MSCI Philippines	2,865,123
MSCI Poland	4,987,100

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Argentina and Global Exposure	$117,898	$13,540
MSCI Brazil Small-Cap	2,749,587	145,968
MSCI China	102,663,239	7,306,156
MSCI China Small-Cap	1,350,313	18,593
MSCI Indonesia	10,218,515	1,689,367
MSCI Peru	2,784,378	63,747
MSCI Philippines	2,870,593	874,198
MSCI Poland	4,990,654	—
MSCI Qatar	2,759,744	—
MSCI Saudi Arabia	18,313,082	633,081
MSCI UAE	2,426,433	—

I M P O R T A N T T A X I N F O R M A T I O N	100

Board Review and Approval of Investment Advisory Contract

iShares MSCI Argentina and Global Exposure ETF, iShares MSCI Saudi Arabia ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Brazil Small-Cap ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Peru ETF, iShares MSCI Philippines ETF, iShares MSCI Qatar ETF, iShares MSCI UAE ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	102

Board Review and Approval of Investment Advisory Contract  (continued)

BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI China ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with

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independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Poland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the

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Board Review and Approval of Investment Advisory Contract  (continued)

extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through

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relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Brazil Small-Cap(a)	$0.219896	$—	$0.008209	$0.228105	96%	—%	4%	100%
MSCI China	0.810898	—	—	0.810898	100	—	—	100
MSCI China Small-Cap	1.194311	—	—	1.194311	100	—	—	100
MSCI Indonesia(a)	0.204505	—	0.023128	0.227633	90	—	10	100
MSCI Peru(a)	0.789217	—	0.016023	0.805240	98	—	2	100
MSCI Philippines	0.192899	—	—	0.192899	100	—	—	100
MSCI Poland	0.663622	—	—	0.663622	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI China ETF and iShares MSCI Philippines ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information  (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI China ETF in respect of the Company’s financial year ending December 31, 2019 was USD 385.72 thousand. This figure is comprised of fixed remuneration of USD 178.33 thousand and variable remuneration of USD 207.39 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI China ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 49.18 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 5.78 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares MSCI Philippines ETF in respect of the Company’s financial year ending December 31, 2019 was USD 20.14 thousand. This figure is comprised of fixed remuneration of USD 9.31 thousand and variable remuneration of USD 10.83 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares MSCI Philippines ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 2.57 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.3 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	110

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	112

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

JSC	Joint Stock Company

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	114

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-806-0820

AUGUST 31, 2020

2020 Annual Report

iShares Trust

•	iShares MSCI Denmark ETF | EDEN | Cboe BZX

•	iShares MSCI Finland ETF | EFNL | Cboe BZX

•	iShares MSCI Germany Small-Cap ETF | EWGS | Cboe BZX

•	iShares MSCI Ireland ETF | EIRL | NYSE Arca

•	iShares MSCI New Zealand ETF | ENZL | NASDAQ

•	iShares MSCI Norway ETF | ENOR | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI Denmark ETF

Investment Objective

The iShares MSCI Denmark ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Danish equities, as represented by the MSCI Denmark IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	39.52%	11.19%	16.36%	39.52%	69.98%	268.09%
Fund Market	38.89	11.04	16.27	38.89	68.81	265.69
Index	39.94	11.51	16.66	39.94	72.39	276.24

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,303.80	$3.07		$1,000.00	$1,022.50	$2.69		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Denmark ETF

Portfolio Management Commentary

Danish stocks posted strong gains for the reporting period, advancing sharply as the local economy reopened following an initial sell-off during the outbreak of the coronavirus. One of the first countries in Europe to implement pandemic-related shutdown measures, Denmark posted widespread unemployment and the worst economic contraction in three decades. However, as half of Danish economic growth is derived from the healthcare sector, the economy was also relatively well positioned to benefit from the pandemic. Similarly, the country’s extraordinary stimulus efforts, including rent and salary subsidies, drove a resurgence of economic activity beginning in late spring 2020. The unemployment rate declined, purchasing and manufacturing activity increased, and both business and consumer confidence improved. In this environment, the Danish krone substantially appreciated relative to the U.S. dollar, further contributing to the Index’s return.

The healthcare sector was the leading contributor to the Index’s return. Pharmaceuticals companies reported robust new drug sales and positive late-stage performance of drugs in clinical trials. Furthermore, the need to continue to treat known, widespread diseases such as diabetes ensured steady sales for dominant insulin suppliers despite intensifying competition and regulatory uncertainty. Danish biotechnology companies also contributed, buoyed by a strong pipeline of health products under development, an increase in clinical programs, and growing revenues for existing drugs.

The industrials sector also significantly contributed to the Index’s return. In the transportation industry, air freight providers reported high demand as the need for equipment and supplies to fight the pandemic exhausted the limited air freight capacity and boosted prices. Additionally, container-focused transportation companies improved profitability and offset decreasing shipping demand through capacity reduction and lower fuel costs. Heavy electrical equipment manufacturers posted strong sales as renewable energy development projects remained a priority for governments.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	40.4%
Industrials	25.0
Financials	7.9
Utilities	7.1
Materials	6.9
Consumer Staples	6.7
Information Technology	2.8
Consumer Discretionary	2.6
Energy	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Novo Nordisk A/S, Class B	22.2%
DSV Panalpina A/S	8.6
Vestas Wind Systems A/S	7.3
Orsted A/S	7.1
Coloplast A/S, Class B	4.7
Genmab A/S	4.6
Carlsberg AS, Class B	4.0
Novozymes A/S, Class B	3.5
Chr Hansen Holding A/S	3.4
Danske Bank A/S	3.0

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Finland ETF

Investment Objective

The iShares MSCI Finland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Finnish equities, as represented by the MSCI Finland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	20.61%	9.36%	9.45%	20.61%	56.40%	117.48%
Fund Market	20.91	9.36	9.49	20.91	56.42	118.09
Index	20.21	8.70	8.92	20.21	51.78	108.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,205.40	$ 2.94		$ 1,000.00	$ 1,022.50	$ 2.69		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Finland ETF

Portfolio Management Commentary

Finnish stocks advanced for the reporting period amid an uncertain global economic climate weakened by the coronavirus pandemic. The export-reliant Finnish economy, already in a slowdown by late 2019, experienced the steepest contraction since the 2008 global financial crisis as demand for exports declined and unemployment soared. However, the contraction was milder than the Eurozone average; while the government forced businesses in the hospitality and entertainment sector to close down, most other business sectors remained open. The government also bolstered the Finish economy by providing fiscal stimulus, including direct subsidies to support business through the downturn. Finnish equity performance for U.S.-based investors was also helped by U.S. dollar depreciation against the euro.

The industrials sector was the leading contributor to the Index’s return, helped the most by the machinery industry. Despite short-term interruptions to operations due to pandemic-related construction site and plant closures, global dispersion of distribution centers and suppliers helped the Finnish machinery industry minimize supply chain disruption. A maker of automated machinery and other technology for paper mills benefited from ongoing demand from China despite production disruptions in North America.

The materials sector also contributed significantly to the Index’s return, led by the paper and forest products industry. Finnish companies, which comprise nearly 11% of the industry’s global export market, retained leadership amid declining demand for paper products by investing in the production of packaging materials and other growing segments of the market. The energy sector also contributed meaningfully to the Index’s return, on the strength of renewable energy products. Increased demand for renewable diesel energy helped offset the weak oil refining market.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	27.8%
Information Technology	16.1
Materials	15.3
Energy	9.6
Financials	9.1
Communication Services	5.8
Utilities	4.6
Consumer Discretionary	4.1
Consumer Staples	3.5
Health Care	3.5
Real Estate	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Kone OYJ, Class B	13.8%
Nokia OYJ	13.0
Neste OYJ	9.6
Sampo OYJ, Class A	8.4
UPM-Kymmene OYJ	4.8
Fortum OYJ	4.6
Stora Enso OYJ, Class R	4.5
Elisa OYJ	4.2
Kesko OYJ, Class B	3.5
Orion OYJ, Class B	3.0

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI Germany Small-Cap ETF

Investment Objective

The iShares MSCI Germany Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization German equities, as represented by the MSCI Germany Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	21.12%	11.64%	13.08%	21.12%	73.39%	187.90%
Fund Market	21.34	11.60	13.08	21.34	73.14	187.83
Index	21.27	11.44	12.94	21.27	71.87	184.70

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,193.80	$ 3.25		$ 1,000.00	$ 1,022.20	$ 3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Germany Small-Cap ETF

Portfolio Management Commentary

Small-capitalization stocks in Germany advanced strongly for the reporting period despite a deep recession driven by the coronavirus pandemic. Economic activity, already stagnant at the end of 2019 amid lower manufacturing activity and slowing global trade, diminished sharply following coronavirus closures, leading Europe’s largest economy to post the steepest economic contraction on record for the second quarter of 2020. After a sharp downturn beginning in February 2020, equity markets recovered throughout most of the second half of the reporting period, buoyed by government stimulus and signs of economic revival. U.S. dollar depreciation against the euro, driven by the U.S.’s expansive monetary policy, ultra-low interest rates, and the rapid spread of the coronavirus, also helped German equity performance for U.S.-based investors.

The information technology sector contributed the most to the Index’s performance. Stocks in the software and services industry advanced as use of subscription-based managed cloud services rose. Growth in cybersecurity services amid the ongoing shift toward remote work bolstered returns. Revenue gains from software service contracts and subscriptions and new software suites allowing design collaboration between architects and engineers also supported performance.

The consumer discretionary sector was also a meaningful contributor, as internet and direct marketing retailers benefited from changing consumer habits during the pandemic. Orders for meal kit deliveries rose as customers remained reluctant to dine in restaurants, while online pharmacies benefited as consumers stockpiled medication. Anticipated changes in Germany’s prescription drug landscape allowing electronic prescriptions also benefited online pharmacies.

The healthcare sector also gained, benefiting from rising demand for medical-grade glass used to make vaccine vials. The industrials sector was a modest contributor, supported by higher sales of batteries to power headsets used for video gaming and remote work.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	23.6%
Information Technology	16.4
Consumer Discretionary	12.6
Health Care	12.5
Real Estate	11.4
Communication Services	8.6
Financials	6.6
Materials	4.7
Consumer Staples	1.8
Utilities	1.2
Energy	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
HelloFresh SE	5.4%
Bechtle AG	4.4
TAG Immobilien AG	3.3
MorphoSys AG	3.1
Rheinmetall AG	3.0
Gerresheimer AG	2.8
Evotec SE	2.6
Dialog Semiconductor PLC	2.4
CTS Eventim AG & Co. KGaA	2.1
Varta AG	2.1

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® MSCI Ireland ETF

Investment Objective

The iShares MSCI Ireland ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns
	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years
Fund NAV	9.69	%(a)	2.61%	10.49%	9.69	%(a)	13.74%	171.20%
Fund Market	9.20		2.53	10.51	9.20		13.33	171.72
Index	10.06		2.90	10.90	10.06		15.37	181.49

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 26, 2013 reflects the performance of the MSCI Ireland Investable Market Index 25/50. Index performance beginning on November 27, 2013 reflects the performance of the MSCI All Ireland Capped Index.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,058.90	$ 2.69		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Ireland ETF

Portfolio Management Commentary

Irish stocks advanced during the reporting period amid an uneven economic recovery from the coronavirus pandemic. The Irish economy shrank by 6.1% in the second quarter of 2020, following the government’s strict, months-long shutdown. While Ireland’s recession was the country’s largest contraction since the global financial crisis of 2008, it was also more tempered than the recessions in other E.U. countries. Steady demand for Irish exports raised the value of exported goods. However, demand for imports declined and domestic consumption dropped 23%. The government supported the economy with unprecedented stimulus measures, including unemployment payments and business loan guarantees. Irish equity performance for U.S.-based investors was also helped by U.S. dollar depreciation against the euro.

The consumer discretionary sector was the top contributor to the Index’s return. The world’s largest online betting company reported higher revenues as house-bound consumers increasingly turned to the internet for gambling and entertainment. Increased participation in online poker and casino games counterbalanced the decrease in sports-related gambling amid the temporary halt of sports leagues worldwide.

The materials and industrials sectors also contributed significantly to the Index’s return despite the pandemic’s impact across construction markets. In particular, strong demand for residential repair, maintenance, and improvement in North America offset weak non-residential construction activity in the construction materials industry. Within the industrials sector, investors’ interest in the E.U.’s plan to enact climate-centric economic stimulus benefited manufacturers of energy-efficient insulation in the building products industry.

On the downside, the financials sector detracted from the Index’s return, driven lower by banks’ efforts to cover pandemic-related loan losses. The uncertainty surrounding the possibility of a no-deal Brexit also continued to weigh on Irish financial institutions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Consumer Discretionary	29.0%
Materials	25.7
Industrials	14.9
Consumer Staples	11.8
Financials	7.7
Health Care	5.7
Real Estate	5.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Flutter Entertainment PLC	22.3%
CRH PLC	20.6
Kingspan Group PLC	4.9
Grafton Group PLC	4.6
Kerry Group PLC, Class A	4.5
Glanbia PLC	4.4
Smurfit Kappa Group PLC	4.3
Ryanair Holdings PLC	4.1
Bank of Ireland Group PLC	4.1
ICON PLC	3.9

F U N D S U M M A R Y	12

Fund Summary as of August 31, 2020	iShares® MSCI New Zealand ETF

Investment Objective

The iShares MSCI New Zealand ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of New Zealand equities, as represented by the MSCI New Zealand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	20.71%	17.76%	13.89%	20.71%	126.46%	267.20%
Fund Market	20.77	17.63	13.83	20.77	125.20	265.09
Index	21.51	18.30	14.38	21.51	131.69	283.21

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/10. The first day of secondary market trading was 9/2/10.

Index performance through February 11, 2013 reflects the performance of the MSCI New Zealand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI New Zealand IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,156.80	$ 2.82		$ 1,000.00	$ 1,022.50	$ 2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI New Zealand ETF

Portfolio Management Commentary

Stocks in New Zealand advanced strongly for the reporting period, despite an economic contraction driven by the coronavirus pandemic. To help mitigate the slowdown in economic activity, the government enacted unprecedented fiscal stimulus that included funds for healthcare, housing, and infrastructure, along with wage subsidies that helped to keep unemployment low during the pandemic. The central bank’s interest rate reductions and bond purchases also supported the economy. After the initial success of strict social distancing policies, businesses reopened, and retail spending rebounded. However, a new coronavirus outbreak, renewed restrictions, uncertainty about future wage subsidies, and the country’s closed border raised questions about the economy’s resilience.

The healthcare sector contributed the most to the Index’s return, driven by rising demand and increased production of equipment to treat complications of COVID-19. Higher sales of several respiratory devices, including humidification gear and nasal flow therapy solutions, supported gains among healthcare equipment manufacturers. The shift from using mechanical ventilation toward nasal flow therapy to treat coronavirus symptoms also benefited the industry. Furthermore, healthcare facilities expanded their operations with new care beds and retirement units.

The consumer staples sector also advanced meaningfully, driven by strong demand for specialty milk products. Expanded distribution and marketing in North America played a significant role in this growth. The communication services sector was another contributor, as telecommunications companies substantially increased fiber connections, which supported telecommuting and remote education during the pandemic. Furthermore, demand for mobile services remained strong, and cloud services revenue also rose.

On the downside, the industrials sector detracted from the Index’s performance. Most notably, the steep drop in passenger numbers substantially reduced revenue for airport services companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	30.2%
Utilities	18.5
Consumer Staples	14.4
Communication Services	12.9
Real Estate	8.2
Industrials	6.3
Materials	3.2
Consumer Discretionary	2.8
Information Technology	1.9
Energy	1.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Fisher & Paykel Healthcare Corp. Ltd.	21.1%
a2 Milk Co. Ltd. (The)	13.8
Spark New Zealand Ltd.	8.9
Meridian Energy Ltd.	4.8
Auckland International Airport Ltd.	4.6
Ryman Healthcare Ltd.	4.5
Contact Energy Ltd.	4.4
Chorus Ltd.	4.0
Mercury NZ Ltd.	4.0
Infratil Ltd.	3.5

F U N D S U M M A R Y	14

Fund Summary as of August 31, 2020	iShares® MSCI Norway ETF

Investment Objective

The iShares MSCI Norway ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Norwegian equities, as represented by the MSCI Norway IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.04%	4.82%	1.25%	1.04%	26.53%	11.24%
Fund Market	0.65	4.23	1.16	0.65	23.03	10.39
Index	1.41	5.14	1.56	1.41	28.50	14.23

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/23/12. The first day of secondary market trading was 1/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,097.60	$ 2.79		$ 1,000.00	$ 1,022.50	$ 2.69		0.53%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Norway ETF

Portfolio Management Commentary

Norwegian stocks advanced modestly for the reporting period amid coronavirus-related restrictions that led to a worldwide recession. Following several years of relatively weak growth, economic expansion improved at the end of 2019, supported by higher production capacity in the energy sector. However, economic activity declined sharply following pandemic-related closures, leading to the steepest contraction on record for the second quarter of 2020. Revenues from oil, Norway’s largest export, declined as both prices and demand decreased sharply. To help mitigate the effects of the pandemic, the government enacted massive stimulus and reduced interest rates to support the economy.

The industrials sector contributed the most to the Index’s return. An E.U. plan for higher investment in sustainable projects using hydrogen benefited the capital goods industry, as investors grew optimistic about the growth of renewable energy projects and hydrogen-powered trucks. Meanwhile, the commercial and professional services industry advanced amid expectations of higher demand for recycling machinery. The utilities sector was also a notable contributor amid rising public support for renewable energy projects and declining costs of green technology. The information technology sector contributed modestly to the Index’s return as the semiconductor industry benefited from increased demand for personal computing products during the shift to remote work.

On the downside, the energy sector detracted from the Index’s return. A steep drop in oil demand, precipitated by the pandemic and increased competition from suppliers in Saudi Arabia and Russia, drove oil prices sharply lower. Declining demand for services led to lower revenues and dividend decreases in the energy equipment and services industry, while oil, gas, and consumable fuels companies posted profit losses and decreased capital spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	22.6%
Consumer Staples	18.5
Energy	17.0
Communication Services	15.2
Industrials	9.9
Materials	9.7
Information Technology	2.3
Utilities	2.1
Real Estate	2.1
Consumer Discretionary	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Equinor ASA	12.2%
DNB ASA	11.4
Telenor ASA	8.8
Mowi ASA	6.4
Yara International ASA	5.0
Orkla ASA	4.5
Tomra Systems ASA	4.0
Gjensidige Forsikring ASA	3.3
Adevinta ASA	3.3
Norsk Hydro ASA	3.2

F U N D S U M M A R Y	16

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments August 31, 2020	iShares® MSCI Denmark ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 8.5%
DSV Panalpina A/S	59,655	$9,347,913

Banks — 5.4%
Danske Bank A/S(a)	211,819	3,285,166
Jyske Bank A/S, Registered(a)	25,244	755,335
Ringkjoebing Landbobank A/S	11,549	873,877
Spar Nord Bank A/S(a)	56,677	473,473
Sydbank A/S(a)	32,483	547,415

		5,935,266

Beverages — 5.6%
Carlsberg AS, Class B	31,034	4,370,431
Royal Unibrew A/S	16,534	1,737,164

		6,107,595

Biotechnology — 5.9%
Bavarian Nordic A/S(a)(b)	25,117	891,754
Genmab A/S(a)	13,138	4,972,670
Zealand Pharma A/S(a)	15,090	576,967

		6,441,391

Building Products — 1.1%
Rockwool International A/S, Class B	3,211	1,222,570

Chemicals — 6.8%
Chr Hansen Holding A/S	32,228	3,708,111
Novozymes A/S, Class B	63,544	3,767,937

		7,476,048

Commercial Services & Supplies — 0.9%
ISS A/S(a)	61,893	954,946

Construction & Engineering — 0.4%
Per Aarsleff Holding A/S	11,493	466,208

Electric Utilities — 7.1%
Orsted A/S(c)	54,714	7,757,959

Electrical Equipment — 7.7%
NKT A/S(a)	17,908	573,951
Vestas Wind Systems A/S	51,968	7,917,948

		8,491,899

Energy Equipment & Services — 0.4%
Drilling Co. of 1972 A/S (The)(a)(b)	18,279	435,490

Food Products — 0.6%
Schouw & Co. A/S	6,549	637,577

Health Care Equipment & Supplies — 9.8%
Ambu A/S, Series B	54,114	1,594,388
Coloplast A/S, Class B	30,089	5,116,626
Demant A/S(a)	39,878	1,192,884
GN Store Nord A/S	40,172	2,916,425

		10,820,323

Health Care Technology — 0.3%
NNIT A/S(c)	13,633	306,623

Insurance — 2.4%
Alm Brand A/S(a)	44,634	481,859
Topdanmark A/S	19,187	828,555
Tryg A/S	43,253	1,330,669

		2,641,083

Security	Shares	Value

Life Sciences Tools & Services — 0.5%
Chemometec A/S	8,014	$511,766

Machinery — 0.8%
FLSmidth & Co. A/S(a)	20,649	599,767
Nilfisk Holding A/S(a)	24,976	327,816

		927,583

Marine — 5.2%
AP Moller - Maersk A/S, Class A	1,106	1,577,804
AP Moller - Maersk A/S, Class B, NVS	2,025	3,111,356
D/S Norden A/S	25,477	394,557
Dfds A/S(a)	17,212	650,913

		5,734,630

Oil, Gas & Consumable Fuels — 0.2%
TORM PLC	32,620	225,864

Pharmaceuticals — 23.6%
ALK-Abello A/S(a)	2,666	903,707
H Lundbeck A/S	26,950	886,694
Novo Nordisk A/S, Class B	363,144	24,103,033

		25,893,434

Software — 2.8%
Netcompany Group A/S(a)(c)	15,146	1,313,944
SimCorp A/S	13,766	1,753,743

		3,067,687

Specialty Retail — 0.3%
Matas A/S(a)	34,946	389,059

Textiles, Apparel & Luxury Goods — 2.2%
Pandora A/S	32,635	2,388,649

Tobacco — 0.5%
Scandinavian Tobacco Group A/S(c)	36,211	577,373

Total Common Stocks — 99.0% (Cost: $100,430,404)		108,758,936

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	624,250	624,875
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	34,000	34,000

		658,875

Total Short-Term Investments — 0.6% (Cost: $658,931)		658,875

Total Investments in Securities — 99.6% (Cost: $101,089,335)		109,417,811

Other Assets, Less Liabilities — 0.4%		481,534

Net Assets — 100.0%		$109,899,345

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Denmark ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$622,383	$2,954	(a)	$—	$(315)	$(147)	$624,875	624,250	$9,761	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	17,000	17,000	(a)	—	—	—	34,000	34,000	196		—

					$(315)	$(147)	$658,875		$9,957		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
OMX Copenhagen 25 Index	45	09/18/20	$1,070	$5,966

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$5,966

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$266,636

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$5,966

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$669,969

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Denmark ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$108,758,936	$—	$—	$108,758,936
Money Market Funds	658,875	—	—	658,875

	$109,417,811	$—	$—	$109,417,811

Derivative financial instruments(a)
Assets
Futures Contracts	$5,966	$—	$—	$5,966

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	20

Schedule of Investments August 31, 2020	iShares® MSCI Finland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.6%
Finnair OYJ(a)	411,404	$215,209

Auto Components — 2.3%
Nokian Renkaat OYJ	29,265	816,538

Banks — 0.7%
Aktia Bank OYJ(a)	20,563	232,644

Building Products — 1.0%
Uponor OYJ	18,880	332,371

Chemicals — 1.1%
Kemira OYJ	27,319	378,344

Commercial Services & Supplies — 0.7%
Caverion OYJ(a)	34,282	254,197

Communications Equipment — 12.9%
Nokia OYJ	933,539	4,546,810

Construction & Engineering — 0.8%
YIT OYJ	47,635	293,676

Containers & Packaging — 2.9%
Huhtamaki OYJ(a)	20,742	1,005,652

Diversified Telecommunication Services — 4.2%
Elisa OYJ	25,082	1,478,544

Electric Utilities — 4.6%
Fortum OYJ	76,599	1,622,847

Entertainment — 0.7%
Rovio Entertainment OYJ(b)	27,898	226,879

Food & Staples Retailing — 3.5%
Kesko OYJ, Class B	55,349	1,230,559

Health Care Providers & Services — 0.5%
Oriola OYJ, Class B	73,596	168,641

Insurance — 8.4%
Sampo OYJ, Class A	73,034	2,946,149

IT Services — 1.9%
TietoEVRY OYJ	22,495	677,953

Machinery — 24.6%
Cargotec OYJ, Class B	12,256	388,133
Kone OYJ, Class B	56,144	4,823,729
Konecranes OYJ	16,118	460,319
Metso Outotec OYJ	136,270	1,012,872
Neles OYJ	22,906	313,392
Valmet OYJ	30,349	831,902
Wartsila OYJ Abp	94,283	807,797

		8,638,144

Media — 0.9%
Sanoma OYJ	24,517	318,427

Security	Shares	Value

Metals & Mining — 0.7%
Outokumpu OYJ(a)(c)	95,159	$257,087

Multiline Retail — 0.9%
Tokmanni Group Corp.	17,360	316,408

Oil, Gas & Consumable Fuels — 9.6%
Neste OYJ	62,888	3,370,202

Paper & Forest Products — 10.5%
Metsa Board OYJ	53,777	438,304
Stora Enso OYJ, Class R	106,464	1,569,925
UPM-Kymmene OYJ	55,478	1,685,927

		3,694,156

Pharmaceuticals — 3.0%
Orion OYJ, Class B	22,341	1,050,580

Real Estate Management & Development — 0.6%
Citycon OYJ(c)	26,997	216,969

Software — 1.1%
BasWare OYJ(a)	4,580	199,927
F-Secure OYJ(a)	52,430	189,992

		389,919

Specialty Retail — 0.8%
Musti Group OYJ(a)	13,667	295,355

Total Common Stocks — 99.5% (Cost: $36,127,191)		34,974,260

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	484,918	485,403
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	175,000	175,000

		660,403

Total Short-Term Investments — 1.9% (Cost: $660,368)		660,403

Total Investments in Securities — 101.4% (Cost: $36,787,559)		35,634,663

Other Assets, Less Liabilities — (1.4)%		(495,287)

Net Assets — 100.0%		$35,139,376

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Finland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$532,670	$—		$(47,531	)(a)	$289	$(25)	$485,403	484,918	$7,782(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	165,000	10,000(a	)	—		—	—	175,000	175,000	1,679		—

						$289	$(25)	$660,403		$9,461		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	4	09/18/20	$156	$(1,430)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,430

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$904

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,430)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$81,573

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

S C H E D U L E O F I N V E S T M E N T S	22

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Finland ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$34,974,260	$—	$—	$34,974,260
Money Market Funds	660,403	—	—	660,403

	$35,634,663	$—	$—	$35,634,663

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,430)	$—	$—	$(1,430)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Germany Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
OHB SE(a)	1,250	$58,078

Auto Components — 0.3%
ElringKlinger AG(a)(b)	6,731	48,380
Leoni AG(a)	7,378	51,928

		100,308

Biotechnology — 3.1%
MorphoSys AG(a)	7,805	984,312

Capital Markets — 1.4%
AURELIUS Equity Opportunities SE & Co. KGaA(a)	5,084	105,735
Deutsche Beteiligungs AG	2,486	93,802
Flatex AG(a)	3,265	158,729
MLP SE	14,193	97,432

		455,698

Chemicals — 2.1%
K+S AG, Registered	45,381	316,740
Wacker Chemie AG	3,712	363,495

		680,235

Commercial Services & Supplies — 2.0%
Befesa SA(c)	8,078	336,682
Bilfinger SE	6,861	137,851
Cewe Stiftung & Co. KGaA(a)	1,313	156,243

		630,776

Communications Equipment — 0.3%
ADVA Optical Networking SE(a)	10,087	85,531

Diversified Financial Services — 3.1%
Grenke AG	6,605	483,434
Hypoport SE(a)	847	509,524

		992,958

Electrical Equipment — 4.6%
Nordex SE(a)	15,120	198,006
OSRAM Licht AG(a)	9,206	481,684
PNE AG	9,194	60,146
SGL Carbon SE(a)(b)	14,632	57,135
Varta AG(a)(b)	4,313	673,136

		1,470,107

Electronic Equipment, Instruments & Components — 1.7%
Basler AG	880	63,567
Jenoptik AG	12,214	326,620
LPKF Laser & Electronics AG	5,836	145,524

		535,711

Entertainment — 2.4%
Borussia Dortmund GmbH & Co. KGaA	14,114	94,610
CTS Eventim AG & Co. KGaA(a)	13,678	680,829

		775,439

Equity Real Estate Investment Trusts (REITs) — 2.3%
alstria office REIT AG(a)	37,926	568,331
Hamborner REIT AG(a)	15,207	158,880

		727,211

Food Products — 1.8%
KWS Saat SE & Co. KGaA	2,746	237,439
Suedzucker AG	16,952	347,087

		584,526

Health Care Equipment & Supplies — 1.4%
Draegerwerk AG & Co. KGaA(a)	721	53,461

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Eckert & Ziegler Strahlen- und Medizintechnik AG	3,251	$164,853
Stratec SE	1,708	209,988

		428,302

Health Care Technology — 1.6%
CompuGroup Medical SE & Co. KgaA	5,690	511,733

Hotels, Restaurants & Leisure — 0.1%
bet-at-home.com AG	831	35,430

Independent Power and Renewable Electricity Producers — 1.2%
Encavis AG	21,123	386,510

Industrial Conglomerates — 3.6%
Indus Holding AG	4,373	151,667
MBB SE	493	43,041
Rheinmetall AG	10,344	959,240

		1,153,948

Insurance — 0.3%
Wuestenrot & Wuerttembergische AG	5,532	96,329

Interactive Media & Services — 0.6%
New Work SE	664	197,734

Internet & Direct Marketing Retail — 9.3%
HelloFresh SE(a)	33,482	1,725,845
Rocket Internet SE(a)(c)	16,266	368,641
Shop Apotheke Europe NV(a)(c)	2,591	493,314
Takkt AG(a)	7,743	102,418
zooplus AG(a)	1,443	273,360

		2,963,578

IT Services — 7.2%
Bechtle AG	6,977	1,411,830
Cancom SE	9,154	506,223
Datagroup SE(b)	995	61,759
S&T AG(a)	10,974	307,373

		2,287,185

Life Sciences Tools & Services — 5.3%
Evotec SE(a)	30,507	817,261
Gerresheimer AG	7,444	880,027

		1,697,288

Machinery — 8.6%
Deutz AG(a)	28,818	155,437
Duerr AG(b)	12,307	407,410
JOST Werke AG(a)(c)	3,167	133,512
Koenig & Bauer AG(a)	3,316	74,001
Krones AG	3,381	223,404
Norma Group SE	7,575	245,145
Pfeiffer Vacuum Technology AG	1,173	228,384
Rational AG	945	605,773
Stabilus SA	5,858	311,762
Vossloh AG(a)(b)	2,073	92,970
Wacker Neuson SE(a)	7,533	147,569
Washtec AG(a)	2,638	118,467

		2,743,834

Media — 3.4%
ProSiebenSat.1 Media SE(a)	49,757	564,244
Stroeer SE & Co. KGaA(a)(b)	6,701	522,918

		1,087,162

Metals & Mining — 2.3%
Aurubis AG	8,001	575,468

S C H E D U L E O F I N V E S T M E N T S	24

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Germany Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Salzgitter AG(a)	9,225	$148,996

		724,464

Oil, Gas & Consumable Fuels — 0.6%
CropEnergies AG	6,211	90,771
VERBIO Vereinigte BioEnergie AG	5,252	90,448

		181,219

Pharmaceuticals — 0.5%
Dermapharm Holding SE	3,205	170,838

Professional Services — 0.7%
Amadeus Fire AG(a)	1,358	171,830
Bertrandt AG	1,340	54,808

		226,638

Real Estate Management & Development — 9.1%
ADO Properties SA(a)(c)	14,533	447,728
Corestate Capital Holding SA(a)(b)	4,032	77,635
Deutsche EuroShop AG(a)(b)	11,770	175,673
DIC Asset AG	11,198	147,850
Grand City Properties SA	25,921	666,505
PATRIZIA AG	10,957	323,670
TAG Immobilien AG	34,764	1,041,064

		2,880,125

Road & Rail — 0.9%
Sixt SE(a)	3,245	294,169

Semiconductors & Semiconductor Equipment — 5.3%
Aixtron SE(a)	26,754	308,830
Dialog Semiconductor PLC(a)	17,233	747,930
Elmos Semiconductor SE	2,152	55,978
Siltronic AG	4,987	464,850
SMA Solar Technology AG(a)	2,458	111,412

		1,689,000

Software — 1.9%
Software AG	12,302	614,692

Specialty Retail — 1.7%
Ceconomy AG(a)	38,242	176,905
Hornbach Baumarkt AG	1,884	85,170
Hornbach Holding AG & Co. KGaA	2,473	269,732

		531,807

Textiles, Apparel & Luxury Goods — 1.2%
Hugo Boss AG	14,226	377,702

Thrifts & Mortgage Finance — 1.7%
Aareal Bank AG(a)	14,205	318,534
Deutsche Pfandbriefbank AG(a)(c)	31,946	233,056

		551,590

Trading Companies & Distributors — 0.8%
BayWa AG	3,792	131,063
Kloeckner & Co. SE(a)	17,639	108,535

		239,598

Security	Shares	Value

Transportation Infrastructure — 0.3%
Hamburger Hafen und Logistik AG	5,787	$107,275

Wireless Telecommunication Services — 2.1%
Freenet AG	30,413	658,159

Total Common Stocks — 97.0% (Cost: $33,718,298)		30,917,199

Preferred Stocks

Construction Materials — 0.3%
STO SE & Co. KGaA, Preference Shares, NVS	601	79,783

Health Care Equipment & Supplies — 0.5%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS(b)	2,045	173,646

Machinery — 1.2%
Jungheinrich AG, Preference Shares, NVS	11,388	365,820

Road & Rail — 0.7%
Sixt SE, Preference Shares, NVS	3,940	222,173

Total Preferred Stocks — 2.7% (Cost: $1,035,951)		841,422

Short-Term Investments

Money Market Funds — 6.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	1,911,390	1,913,301
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	10,000	10,000

		1,923,301

Total Short-Term Investments — 6.0% (Cost: $1,921,839)		1,923,301

Total Investments in Securities — 105.7% (Cost: $36,676,088)		33,681,922

Other Assets, Less Liabilities — (5.7)%		(1,819,425)

Net Assets — 100.0%		$31,862,497

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Germany Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,175,366	$—	$(3,263,734	)(a)	$1,337	$332	$1,913,301	1,911,390	$153,822	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	—	(10,000	)(a)	—	—	10,000	10,000	136		—

					$1,337	$332	$1,923,301		$153,958		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	2	09/18/20	$78	$(1,869)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,869

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$23,163

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(2,594)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$92,805

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

S C H E D U L E O F I N V E S T M E N T S	26

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Germany Small-Cap ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$30,917,199	$—	$—	$30,917,199
Preferred Stocks	841,422	—	—	841,422
Money Market Funds	1,923,301	—	—	1,923,301

	$33,681,922	$—	$—	$33,681,922

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,869)	$—	$—	$(1,869)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Ireland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 4.2%
Ryanair Holdings PLC, ADR(a)	27,315	$2,209,783

Banks — 7.2%
AIB Group PLC(a)	1,316,101	1,625,933
Bank of Ireland Group PLC(a)	968,565	2,184,659
Permanent TSB Group Holdings PLC(a)	52,941	32,291

		3,842,883

Building Products — 4.9%
Kingspan Group PLC(a)	30,329	2,609,769

Construction Materials — 20.7%
CRH PLC	296,623	10,997,139

Containers & Packaging — 5.2%
Ardagh Group SA	29,440	448,077
Smurfit Kappa Group PLC	64,730	2,297,644

		2,745,721

Equity Real Estate Investment Trusts (REITs) — 5.3%
Hibernia REIT PLC	1,106,232	1,577,015
Irish Residential Properties REIT PLC	717,683	1,208,505

		2,785,520

Food & Staples Retailing — 1.4%
Total Produce PLC	533,747	725,149

Food Products — 10.5%
Glanbia PLC	205,181	2,367,978
Kerry Group PLC, Class A	18,184	2,392,188
Origin Enterprises PLC	202,989	835,111

		5,595,277

Health Care Providers & Services — 1.8%
Uniphar PLC(a)	353,000	970,992

Hotels, Restaurants & Leisure — 24.3%
Dalata Hotel Group PLC	300,165	983,612
Flutter Entertainment PLC(a)	70,650	11,938,989

		12,922,601

Household Durables — 3.9%
Cairn Homes PLC(a)	1,150,335	1,074,456
Glenveagh Properties PLC(a)(b)	1,197,018	1,009,260

		2,083,716

Security	Shares	Value

Insurance — 0.5%
FBD Holdings PLC(a)	37,425	$269,446

Life Sciences Tools & Services — 3.9%
ICON PLC(a)	11,103	2,069,710

Marine — 1.0%
Irish Continental Group PLC	141,114	543,424

Professional Services — 0.1%
CPL Resources PLC	6,621	56,221

Specialty Retail — 0.9%
Applegreen PLC	116,746	494,263

Trading Companies & Distributors — 4.8%
Fly Leasing Ltd., ADR(a)	8,205	59,404
Grafton Group PLC	235,885	2,461,959

		2,521,363

Total Common Stocks — 100.6% (Cost: $53,816,643)		53,442,977

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	20,000	20,000

Total Short-Term Investments — 0.0% (Cost: $20,000)		20,000

Total Investments in Securities — 100.6% (Cost: $53,836,643)		53,462,977

Other Assets, Less Liabilities — (0.6)%		(343,515)

Net Assets — 100.0%		$53,119,462

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$26,000	$—	$(6,000	)(a)	$—	$—	$20,000	20,000	$274	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	28

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Ireland ETF

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$61,797

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$106,816

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$53,442,977	$—	$—	$53,442,977
Money Market Funds	20,000	—	—	20,000

	$53,462,977	$—	$—	$53,462,977

See notes to financial statements.

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI New Zealand ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 1.0%
Air New Zealand Ltd.	1,856,559	$1,756,787

Construction Materials — 3.2%
Fletcher Building Ltd.(a)	2,195,810	5,328,091

Diversified Telecommunication Services — 12.9%
Chorus Ltd.	1,174,382	6,723,187
Spark New Zealand Ltd.	4,554,699	14,869,255

		21,592,442

Electric Utilities — 13.7%
Contact Energy Ltd.	1,750,850	7,396,246
Genesis Energy Ltd.	1,466,570	2,993,589
Infratil Ltd.	1,757,871	5,893,198
Mercury NZ Ltd.	1,874,824	6,576,734

		22,859,767

Equity Real Estate Investment Trusts (REITs) — 8.2%
Argosy Property Ltd.	2,588,726	2,397,116
Goodman Property Trust	2,984,640	4,700,351
Kiwi Property Group Ltd.	4,506,832	3,168,014
Precinct Properties New Zealand Ltd.	3,111,815	3,501,953

		13,767,434

Food Products — 14.4%
a2 Milk Co. Ltd. (The)(a)	1,824,496	22,924,755
Synlait Milk Ltd.(a)	265,544	1,141,500

		24,066,255

Health Care Equipment & Supplies — 21.1%
Fisher & Paykel Healthcare Corp. Ltd.	1,413,948	35,217,078

Health Care Providers & Services — 9.0%
Metlifecare Ltd.	556,788	2,235,418
Oceania Healthcare Ltd.	2,309,735	1,623,596
Ryman Healthcare Ltd.	832,197	7,559,756
Summerset Group Holdings Ltd.	628,242	3,673,038

		15,091,808

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.8%
Restaurant Brands New Zealand Ltd.(a)	126,304	$1,041,500
SKYCITY Entertainment Group Ltd.	2,079,204	3,583,601

		4,625,101

Independent Power and Renewable Electricity Producers — 4.8%
Meridian Energy Ltd.	2,343,595	8,046,901

IT Services — 1.9%
Pushpay Holdings Ltd.(a)	530,136	3,135,290

Oil, Gas & Consumable Fuels — 1.6%
Z Energy Ltd.	1,429,154	2,598,446

Transportation Infrastructure — 5.2%
Auckland International Airport Ltd.	1,725,605	7,732,809
Napier Port Holdings Ltd.	413,472	1,028,434

		8,761,243

Total Common Stocks — 99.8% (Cost: $149,827,780)		166,846,643

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(b)(c)	68,000	68,000

Total Short-Term Investments — 0.0% (Cost: $68,000)		68,000

Total Investments in Securities — 99.8% (Cost: $149,895,780)		166,914,643

Other Assets, Less Liabilities — 0.2%		288,341

Net Assets — 100.0%		$167,202,984

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$2,376,441	$—	$(2,376,560	)(b)	$120	$(1)	$—	—	$40,457	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	106,000	—	(38,000	)(b)	—	—	68,000	68,000	1,050		—

					$120	$(1)	$68,000		$41,507		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	30

Schedule of Investments (continued) August 31, 2020	iShares® MSCI New Zealand ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	2	09/17/20	$223	$(170)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$170

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$7,139

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(170)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$191,947

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$166,846,643	$—	$—	$166,846,643
Money Market Funds	68,000	—	—	68,000

	$166,914,643	$—	$—	$166,914,643

Derivative financial instruments(a)
Liabilities
Futures Contracts.	$(170)	$—	$—	$(170)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Norway ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Kongsberg Gruppen ASA	20,111	$300,808

Airlines — 0.1%
Norwegian Air Shuttle ASA(a)(b)	142,260	19,893

Banks — 15.7%
DNB ASA(a)	221,202	3,573,694
Norwegian Finans Holding ASA(a)	28,603	218,198
Sbanken ASA(a)(c)	18,177	141,177
SpareBank 1 Nord Norge	27,809	215,666
Sparebank 1 Oestlandet	8,070	82,764
SpareBank 1 SMN	33,389	334,736
SpareBank 1 SR-Bank ASA(a)	40,010	362,386

		4,928,621

Chemicals — 6.5%
Borregaard ASA	25,215	369,595
Elkem ASA(c)	54,964	114,134
Yara International ASA	37,277	1,572,180

		2,055,909

Commercial Services & Supplies — 4.0%
Tomra Systems ASA(a)	25,484	1,243,659

Construction & Engineering — 1.0%
Veidekke ASA(a)	23,838	323,041

Diversified Financial Services — 0.9%
Aker ASA, Class A	6,023	281,925

Diversified Telecommunication Services — 8.8%
Telenor ASA	168,948	2,766,480

Electric Utilities — 0.7%
Fjordkraft Holding ASA(c)	19,267	207,146

Electrical Equipment — 2.3%
NEL ASA(a)	296,494	727,739

Energy Equipment & Services — 3.1%
BW Offshore Ltd.	22,634	88,157
Ocean Yield ASA	19,303	48,936
Subsea 7 SA(a)	57,786	470,785
TGS NOPEC Geophysical Co. ASA	27,813	364,248

		972,126

Food Products — 18.5%
Austevoll Seafood ASA	24,735	229,878
Bakkafrost P/F(a)	12,350	778,457
Grieg Seafood ASA	12,188	124,436
Leroy Seafood Group ASA	74,742	475,599
Mowi ASA	101,442	1,997,161
Norway Royal Salmon ASA	3,195	81,440
Orkla ASA	137,176	1,405,588
Salmar ASA(a)	12,918	704,848

		5,797,407

Independent Power and Renewable Electricity Producers — 1.5%
Scatec Solar ASA(c)	21,324	466,140

Industrial Conglomerates — 0.4%
Bonheur ASA	4,433	123,111

Insurance — 5.9%
Gjensidige Forsikring ASA(a)	48,398	1,037,897

Security	Shares	Value

Insurance (continued)
Protector Forsikring ASA(a)	20,109	$103,117
Storebrand ASA(a)	114,550	708,314

		1,849,328

Interactive Media & Services — 3.3%
Adevinta ASA(a)	54,628	1,026,085

IT Services — 0.8%
Atea ASA	22,459	264,498

Machinery — 0.4%
Hexagon Composites ASA(a)	19,247	118,436

Marine — 0.8%
Golden Ocean Group Ltd.	26,920	111,117
Stolt-Nielsen Ltd.	8,540	84,141
Wallenius Wilhelmsen ASA(a)	25,937	45,908

		241,166

Media — 3.0%
Schibsted ASA, Class B(a)	23,878	952,589

Metals & Mining — 3.1%
Norsk Hydro ASA(a)	307,700	988,909

Multiline Retail — 0.6%
Europris ASA(c)	38,533	195,374

Oil, Gas & Consumable Fuels — 13.9%
BW LPG Ltd.(c)	25,845	121,392
DNO ASA(b)	182,098	116,125
Equinor ASA	234,788	3,831,065
Flex LNG Ltd.	6,974	37,755
Frontline Ltd./Bermuda	25,311	201,834
Hafnia Ltd.	20,146	37,980

		4,346,151

Real Estate Management & Development — 2.1%
Entra ASA(c)	39,324	541,056
Selvaag Bolig ASA	16,996	104,193

		645,249

Semiconductors & Semiconductor Equipment — 1.2%
Nordic Semiconductor ASA(a)	37,565	388,506

Software — 0.2%
Crayon Group Holding ASA(a)(c)	6,499	73,093

Total Common Stocks — 99.8% (Cost: $33,739,862)		31,303,389

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	126,098	126,224

S C H E D U L E O F I N V E S T M E N T S	32

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Norway ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	10,000	$10,000

		136,224

Total Short-Term Investments — 0.4% (Cost: $136,195)		136,224

Total Investments in Securities — 100.2% (Cost: $33,876,057)		31,439,613

Other Assets, Less Liabilities — (0.2)%		(76,095)

Net Assets — 100.0%		$31,363,518

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$337,838	$—	$(211,805	)(a)	$228	$(37)	$126,224	126,098	$12,640	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	—	—		—	—	10,000	10,000	118		—

					$228	$(37)	$136,224		$12,758		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	1	09/18/20	$39	$(444)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$444

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Norway ETF

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(10,174)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(444)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,867

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$31,303,389	$—	$—	$31,303,389
Money Market Funds	136,224	—	—	136,224

	$31,439,613	$—	$—	$31,439,613

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(444)	$—	$—	$(444)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	34

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$108,758,936	$34,974,260	$31,758,621	$53,442,977
Affiliated(c)	658,875	660,403	1,923,301	20,000
Cash	3,643	151	3,560	7,469
Foreign currency, at value(d)	309,113	43,088	47,929	25,379
Foreign currency collateral pledged:
Futures contracts(e)	181,376	22,723	11,960	22,723
Receivables:
Investments sold	6,256,958	1,867,569	46,805	5,953,451
Securities lending income — Affiliated	472	1,475	10,470	—
Variation margin on futures contracts	1,305	—	—	—
Dividends	52,847	7,494	24,931	116,648
Tax reclaims	754,961	88,810	29,773	18,274
Foreign withholding tax claims	—	2,186	—	—

Total assets	116,978,486	37,668,159	33,857,350	59,606,921

LIABILITIES
Collateral on securities loaned, at value	624,935	485,074	1,909,771	—
Payables:
Investments purchased	6,412,611	1,856,075	69,656	6,463,427
Variation margin on futures contracts	—	2,189	1,149	1,440
Investment advisory fees	41,595	13,338	14,277	22,592
Professional fees	—	50,022	—	—
IRS compliance fee for foreign withholding tax claims	—	122,085	—	—

Total liabilities	7,079,141	2,528,783	1,994,853	6,487,459

NET ASSETS	$109,899,345	$35,139,376	$31,862,497	$53,119,462

NET ASSETS CONSIST OF:
Paid-in capital	$105,722,525	$38,379,751	$37,081,379	$63,150,615
Accumulated earnings (loss)	4,176,820	(3,240,375)	(5,218,882)	(10,031,153)

NET ASSETS	$109,899,345	$35,139,376	$31,862,497	$53,119,462

Shares outstanding	1,300,000	850,000	500,000	1,250,000

Net asset value	$84.54	$41.34	$63.72	$42.50

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$622,532	$465,038	$1,294,184	$—
(b) Investments, at cost — Unaffiliated	$100,430,404	$36,127,191	$34,754,249	$53,816,643
(c) Investments, at cost — Affiliated	$658,931	$660,368	$1,921,839	$20,000
(d) Foreign currency, at cost	$298,648	$42,400	$46,850	$24,326
(e) Foreign currency collateral pledged, at cost	$180,998	$22,674	$11,934	$22,674

See notes to financial statements.

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities   (continued)

August 31, 2020

	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$166,846,643	$31,303,389
Affiliated(c)	68,000	136,224
Cash	8,384	4,501
Foreign currency, at value(d)	76,365	44,786
Foreign currency collateral pledged:
Futures contracts(e)	19,228	5,980
Receivables:
Investments sold	1,577,376	181,213
Securities lending income — Affiliated	—	1,596
Dividends	261,993	—
Tax reclaims	—	1,740

Total assets	168,857,989	31,679,429

LIABILITIES
Collateral on securities loaned, at value	—	125,600
Payables:
Investments purchased	1,587,475	174,770
Variation margin on futures contracts	2,030	572
Investment advisory fees	65,500	14,969

Total liabilities	1,655,005	315,911

NET ASSETS	$167,202,984	$31,363,518

NET ASSETS CONSIST OF:
Paid-in capital	$173,552,285	$42,211,134
Accumulated loss	(6,349,301)	(10,847,616)

NET ASSETS	$167,202,984	$31,363,518

Shares outstanding	2,750,000	1,400,000

Net asset value	$60.80	$22.40

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$—	$121,573
(b) Investments, at cost — Unaffiliated	$149,827,780	$33,739,862
(c) Investments, at cost — Affiliated	$68,000	$136,195
(d) Foreign currency, at cost	$73,148	$43,793
(e) Foreign currency collateral pledged, at cost	$19,176	$5,967

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	36

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Denmark ETF	iShares MSCI Finland ETF	iShares MSCI Germany Small-Cap ETF	iShares MSCI Ireland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$636,872	$766,365	$284,865	$898,190
Dividends — Affiliated	196	1,679	136	274
Securities lending income — Affiliated — net	9,761	7,782	153,822	—
Foreign taxes withheld	(93,154)	1,405	(33,809)	(18,536)
IRS Compliance fee for foreign withholding tax claims	—	(23,038)	—	—

Total investment income	553,675	754,193	405,014	879,928

EXPENSES
Investment advisory fees	235,973	138,140	187,211	283,976
Professional fees	—	(29)	—	—
Miscellaneous	264	264	264	264

Total expenses	236,237	138,375	187,475	284,240

Net investment income	317,438	615,818	217,539	595,688

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(1,409,108)	(1,114,045)	(41,613)	(886,607)
Investments — Affiliated	(315)	289	1,337	—
In-kind redemptions — Unaffiliated	26,400	1,405,309	648,198	1,091,151
Futures contracts	266,636	904	23,163	61,797
Foreign currency transactions	(4,254)	3,725	9,806	660

Net realized gain (loss)	(1,120,641)	296,182	640,891	267,001

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	13,720,561	4,042,870	4,425,290	2,794,644
Investments — Affiliated	(147)	(25)	332	—
Futures contracts	5,966	(1,430)	(2,594)	—
Foreign currency translations	70,557	7,813	4,368	2,816

Net change in unrealized appreciation (depreciation)	13,796,937	4,049,228	4,427,396	2,797,460

Net realized and unrealized gain	12,676,296	4,345,410	5,068,287	3,064,461

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,993,734	$4,961,228	$5,285,826	$3,660,149

See notes to financial statements.

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations   (continued)

Year Ended August 31, 2020

	iShares MSCI New Zealand ETF	iShares MSCI Norway ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$4,269,280	$557,052
Dividends — Affiliated	1,050	118
Securities lending income — Affiliated — net	40,457	12,640
Foreign taxes withheld	(596,183)	(124,386)

Total investment income	3,714,604	445,424

EXPENSES
Investment advisory fees	764,500	111,888
Miscellaneous	264	264

Total expenses	764,764	112,152

Net investment income	2,949,840	333,272

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(13,637,666)	(1,966,120)
Investments — Affiliated	120	228
In-kind redemptions — Unaffiliated	15,416,639	1,673,494
Futures contracts	7,139	(10,174)
Foreign currency transactions	(23,879)	17,046

Net realized gain (loss)	1,762,353	(285,526)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	21,633,054	3,510,479
Investments — Affiliated	(1)	(37)
Futures contracts	(170)	(444)
Foreign currency translations	12,478	1,781

Net change in unrealized appreciation (depreciation)	21,645,361	3,511,779

Net realized and unrealized gain	23,407,714	3,226,253

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,357,554	$3,559,525

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	38

Statements of Changes in Net Assets

	iShares MSCI Denmark ETF		iShares MSCI Finland ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$317,438	$702,511	$615,818	$1,056,398
Net realized gain (loss)	(1,120,641)	2,115,673	296,182	977,877
Net change in unrealized appreciation (depreciation)	13,796,937	(3,999,890)	4,049,228	(6,684,554)

Net increase (decrease) in net assets resulting from operations	12,993,734	(1,181,706)	4,961,228	(4,650,279)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(292,573)	(1,080,111)	(1,036,942)	(992,178)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	63,653,757	(4,842,621)	4,490,297	(7,367,604)

NET ASSETS
Total increase (decrease) in net assets	76,354,918	(7,104,438)	8,414,583	(13,010,061)
Beginning of year	33,544,427	40,648,865	26,724,793	39,734,854

End of year	$109,899,345	$33,544,427	$35,139,376	$26,724,793

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets   (continued)

	iShares MSCI Germany Small-Cap ETF		iShares MSCI Ireland ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$217,539	$836,562	$595,688	$878,700
Net realized gain (loss)	640,891	(2,038,640)	267,001	(1,689,517)
Net change in unrealized appreciation (depreciation)	4,427,396	(7,368,968)	2,797,460	(8,459,204)

Net increase (decrease) in net assets resulting from operations	5,285,826	(8,571,046)	3,660,149	(9,270,021)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(82,622)	(1,248,559)	(940,239)	(950,188)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(10,267,905)	(13,513,268)	(4,751,676)	(4,009,826)

NET ASSETS
Total decrease in net assets	(5,064,701)	(23,332,873)	(2,031,766)	(14,230,035)
Beginning of year	36,927,198	60,260,071	55,151,228	69,381,263

End of year	$31,862,497	$36,927,198	$53,119,462	$55,151,228

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	40

Statements of Changes in Net Assets   (continued)

	iShares MSCI New Zealand ETF		iShares MSCI Norway ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,949,840	$5,098,449	$333,272	$840,033
Net realized gain (loss)	1,762,353	12,827,583	(285,526)	(1,257,878)
Net change in unrealized appreciation (depreciation)	21,645,361	(6,501,438)	3,511,779	(6,115,925)

Net increase (decrease) in net assets resulting from operations	26,357,554	11,424,594	3,559,525	(6,533,770)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,674,204)	(5,013,803)	(358,083)	(992,402)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(20,231,374)	16,934,564	5,529,593	(275,330)

NET ASSETS
Total increase (decrease) in net assets	1,451,976	23,345,355	8,731,035	(7,801,502)
Beginning of year	165,751,008	142,405,653	22,632,483	30,433,985

End of year	$167,202,984	$165,751,008	$31,363,518	$22,632,483

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Denmark ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/20	08/31/19	08/31/18	08/31/17	08/31/16

Net asset value, beginning of year	$60.99	$67.75	$67.57	$56.39	$53.99

Net investment income(a)	0.50	0.97	0.90	0.94	0.76
Net realized and unrealized gain (loss)(b)	23.52	(5.99)	0.77	11.07	2.27

Net increase (decrease) from investment operations	24.02	(5.02)	1.67	12.01	3.03

Distributions(c)
From net investment income	(0.47)	(1.74)	(1.49)	(0.83)	(0.63)

Total distributions	(0.47)	(1.74)	(1.49)	(0.83)	(0.63)

Net asset value, end of year	$84.54	$60.99	$67.75	$67.57	$56.39

Total Return
Based on net asset value	39.52%	(7.41)%	2.58%	21.43%	5.63%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	0.71%	1.59%	1.34%	1.66%	1.38%

Supplemental Data
Net assets, end of year (000)	$109,899	$33,544	$40,649	$67,567	$47,928

Portfolio turnover rate(d)	21%	14%	13%	14%	40%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	42

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Finland ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/20	08/31/19	08/31/18	08/31/17	08/31/16

Net asset value, beginning of year	$35.63	$41.83	$39.79	$33.19	$31.32

Net investment income(a)	0.85	1.30	1.39	1.02	1.51	(b)
Net realized and unrealized gain (loss)(c)	6.25	(5.98)	2.16	6.74	1.13

Net increase (decrease) from investment operations	7.10	(4.68)	3.55	7.76	2.64

Distributions(d)
From net investment income	(1.39)	(1.52)	(1.51)	(1.16)	(0.77)

Total distributions	(1.39)	(1.52)	(1.51)	(1.16)	(0.77)

Net asset value, end of year	$41.34	$35.63	$41.83	$39.79	$33.19

Total Return
Based on net asset value	20.61%	(11.24)%	9.08%	23.32%	8.60	%(b)

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.53%	0.55%	0.72%

Total expenses excluding professional fees for foreign withholding tax claims	0.53%	0.53%	N/A	0.53%	0.53%

Net investment income	2.36%	3.40%	3.38%	2.84%	4.72	%(b)

Supplemental Data
Net assets, end of year (000)	$35,139	$26,725	$39,735	$45,753	$38,168

Portfolio turnover rate(e)	22%	16%	11%	12%	21%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2016:
•	Net investment income per share by $0.42.
•	Total return by 1.05%.
•	Ratio of net investment income to average net assets by 1.32%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany Small-Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/20	08/31/19	08/31/18	08/31/17	08/31/16

Net asset value, beginning of year	$52.75	$63.43	$57.18	$43.23	$40.03

Net investment income(a)	0.38	1.07	1.33	0.78	0.71
Net realized and unrealized gain (loss)(b)	10.74	(10.06)	6.19	13.87	3.16

Net increase (decrease) from investment operations	11.12	(8.99)	7.52	14.65	3.87

Distributions(c)
From net investment income	(0.15)	(1.69)	(1.27)	(0.70)	(0.67)

Total distributions	(0.15)	(1.69)	(1.27)	(0.70)	(0.67)

Net asset value, end of year	$63.72	$52.75	$63.43	$57.18	$43.23

Total Return
Based on net asset value	21.12%	(14.08)%	13.22%	34.12%	9.72%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	0.69%	1.95%	2.09%	1.65%	1.73%

Supplemental Data
Net assets, end of year (000)	$31,862	$36,927	$60,260	$40,025	$23,779

Portfolio turnover rate(d)	25%	13%	14%	14%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	44

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Ireland ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/20	08/31/19	08/31/18	08/31/17	08/31/16

Net asset value, beginning of year	$39.39	$46.25	$43.80	$38.94	$40.34

Net investment income(a)	0.43	0.61	0.61	0.47	0.49
Net realized and unrealized gain (loss)(b)	3.34	(6.80)	2.62	4.94	(1.33)

Net increase (decrease) from investment operations	3.77	(6.19)	3.23	5.41	(0.84)

Distributions(c)
From net investment income	(0.66)	(0.67)	(0.78)	(0.55)	(0.56)

Total distributions	(0.66)	(0.67)	(0.78)	(0.55)	(0.56)

Net asset value, end of year	$42.50	$39.39	$46.25	$43.80	$38.94

Total Return
Based on net asset value	9.59%	(13.44)%	7.38%	13.99%	(2.12)%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.06%	1.49%	1.31%	1.19%	1.27%

Supplemental Data
Net assets, end of year (000)	$53,119	$55,151	$69,381	$67,883	$124,596

Portfolio turnover rate(d)	47%	24%	20%	14%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI New Zealand ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/20	08/31/19	08/31/18	08/31/17	08/31/16

Net asset value, beginning of year	$51.80	$49.11	$46.26	$46.90	$32.17

Net investment income(a)	1.06	1.58	1.71	1.96	1.21
Net realized and unrealized gain (loss)(b)	9.49	2.70	2.86	(0.39)	14.76

Net increase from investment operations	10.55	4.28	4.57	1.57	15.97

Distributions(c)
From net investment income	(1.55)	(1.59)	(1.72)	(2.21)	(1.24)

Total distributions	(1.55)	(1.59)	(1.72)	(2.21)	(1.24)

Net asset value, end of year	$60.80	$51.80	$49.11	$46.26	$46.90

Total Return
Based on net asset value	20.71%	9.00%	10.02%	3.95%	50.49%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Net investment income	1.96%	3.16%	3.58%	4.45%	3.05%

Supplemental Data
Net assets, end of year (000)	$167,203	$165,751	$142,406	$175,790	$171,183

Portfolio turnover rate(d)	12%	15%	14%	9%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	46

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Norway ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/20	08/31/19	08/31/18	08/31/17	08/31/16

Net asset value, beginning of year	$22.63	$27.67	$25.07	$20.36	$20.40

Net investment income(a)	0.34	0.67	0.72	0.69	0.64
Net realized and unrealized gain (loss)(b)	(0.15)	(4.91)	2.56	4.70	(0.06)

Net increase (decrease) from investment operations	0.19	(4.24)	3.28	5.39	0.58

Distributions(c)
From net investment income	(0.42)	(0.80)	(0.68)	(0.68)	(0.62)

Total distributions	(0.42)	(0.80)	(0.68)	(0.68)	(0.62)

Net asset value, end of year	$22.40	$22.63	$27.67	$25.07	$20.36

Total Return
Based on net asset value	1.04%	(15.42)%	13.21%	27.10%	2.89%

Ratios to Average Net Assets
Total expenses	0.53%	0.53%	0.53%	0.53%	0.53%

Net investment income	1.58%	2.66%	2.67%	3.11%	3.23%

Supplemental Data
Net assets, end of year (000)	$31,364	$22,632	$30,434	$32,589	$26,462

Portfolio turnover rate(d)	16%	13%	13%	10%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

47	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Denmark	Non-diversified
MSCI Finland	Non-diversified
MSCI Germany Small-Cap	Diversified
MSCI Ireland	Non-diversified
MSCI New Zealand	Non-diversified
MSCI Norway	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Denmark
Citigroup Global Markets Inc.	$603,568	$603,568		$—	$—
Morgan Stanley & Co. LLC	18,964	18,964		—	—

	$622,532	$622,532		$—	$—

MSCI Finland
BofA Securities, Inc.	$202,157	$202,157		$—	$—
Citigroup Global Markets Inc.	163,561	163,561		—	—
Deutsche Bank Securities Inc.	74,849	74,849		—	—
HSBC Bank PLC	8,366	8,366		—	—
Scotia Capital (USA) Inc.	16,105	16,105		—	—

	$465,038	$465,038		$—	$—

MSCI Germany Small-Cap
Barclays Capital Inc.	$3,902	$3,902		$—	$—
BofA Securities, Inc.	75,749	75,749		—	—
Citigroup Global Markets Inc.	309,178	309,178		—	—
Credit Suisse AG	4,830	4,830		—	—
Goldman Sachs & Co.	105,148	105,148		—	—
Jefferies LLC	126,605	126,605		—	—
JPMorgan Securities LLC	260,085	260,085		—	—
Morgan Stanley & Co. LLC	381,368	381,368		—	—
UBS AG	27,319	27,319		—	—
	$1,294,184	$1,294,184		$—	$—

MSCI Norway
Credit Suisse AG	$246	$246		$—	$—
Credit Suisse Securities (USA) LLC	6,363	6,363		—	—
Nomura Securities International Inc.	114,964	114,964		—	—

	$121,573	$121,573		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

N O T E S T O F I N A N C I A L S T A T E M E N T S	50

Notes to Financial Statements   (continued)

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Denmark	0.53%
MSCI Finland	0.53
MSCI Germany Small-Cap	0.59
MSCI Norway	0.53

For its investment advisory services to each of the iShares MSCI Ireland and iShares MSCI New Zealand ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement,

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Notes to Financial Statements   (continued)

will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Denmark	$2,353
MSCI Finland	1,859
MSCI Germany Small-Cap	35,285
MSCI New Zealand	11,734
MSCI Norway	2,874

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Denmark	$5,789,622	$1,982,358	$56,010
MSCI Finland	492,804	1,730,627	(325,328)
MSCI Germany Small-Cap	851,865	3,765,961	1,019,734
MSCI Ireland	4,684,353	7,175,126	321,661
MSCI Norway	50,114	202,845	(62,606)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Denmark	$10,482,412	$9,753,532
MSCI Finland	5,799,432	6,132,653
MSCI Germany Small-Cap	7,848,217	7,763,550
MSCI Ireland	26,110,970	26,020,196
MSCI New Zealand	17,757,675	19,678,460
MSCI Norway	4,650,327	3,539,015

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Denmark	$79,579,048	$16,900,208
MSCI Finland	20,236,523	15,682,919
MSCI Germany Small-Cap	14,787,219	24,854,635
MSCI Ireland	4,408,922	9,122,104
MSCI New Zealand	92,526,579	112,220,415
MSCI Norway	24,917,855	20,538,880

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Notes to Financial Statements   (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Denmark	$(343,241)	$343,241
MSCI Finland	1,178,377	(1,178,377)
MSCI Germany Small-Cap	179,359	(179,359)
MSCI Ireland	430,542	(430,542)
MSCI New Zealand	12,242,646	(12,242,646)
MSCI Norway	1,439,799	(1,439,799)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI Denmark
Ordinary income	$292,573	$1,080,111

MSCI Finland
Ordinary income	$1,036,942	$992,178

MSCI Germany Small-Cap
Ordinary income	$82,622	$1,248,559

MSCI Ireland
Ordinary income	$940,239	$950,188

MSCI New Zealand
Ordinary income	$4,674,204	$5,013,803

MSCI Norway
Ordinary income	$358,083	$992,402

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
MSCI Denmark	$77,799	$(3,697,920)	$7,796,941	$4,176,820
MSCI Finland	168,029	(2,211,476)	(1,196,928)	(3,240,375)
MSCI Germany Small-Cap	137,279	(2,064,715)	(3,291,446)	(5,218,882)
MSCI Ireland	15,526	(8,847,933)	(1,198,746)	(10,031,153)
MSCI New Zealand	1,320,117	(22,653,434)	14,984,016	(6,349,301)
MSCI Norway	30,328	(8,066,602)	(2,811,342)	(10,847,616)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and foreign withholding tax reclaims.

For the year ended August 31, 2020, the iShares MSCI Germany Small-Cap ETF utilized $143,426 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Financial Statements   (continued)

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Denmark	$101,677,574	$11,658,910	$(3,912,707)	$7,746,203
MSCI Finland	37,001,035	3,009,450	(4,375,822)	(1,366,372)
MSCI Germany Small-Cap	36,977,486	3,471,514	(6,767,078)	(3,295,564)
MSCI Ireland	54,663,721	8,683,136	(9,883,880)	(1,200,744)
MSCI New Zealand	151,939,600	27,063,212	(12,088,339)	14,974,873
MSCI Norway	34,252,067	2,114,294	(4,926,748)	(2,812,454)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	54

Notes to Financial Statements   (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI Denmark
Shares sold	1,050,000	$80,969,860	550,000	$32,488,084
Shares redeemed	(300,000)	(17,316,103)	(600,000)	(37,330,705)

Net increase (decrease)	750,000	$63,653,757	(50,000)	$(4,842,621)

MSCI Finland
Shares sold	550,000	$20,358,805	450,000	$17,487,334
Shares redeemed	(450,000)	(15,868,508)	(650,000)	(24,854,938)

Net increase (decrease)	100,000	$4,490,297	(200,000)	$(7,367,604)

MSCI Germany Small-Cap
Shares sold	250,000	$14,941,898	—	$—
Shares redeemed	(450,000)	(25,209,803)	(250,000)	(13,513,268)

Net decrease	(200,000)	$(10,267,905)	(250,000)	$(13,513,268)

MSCI Ireland
Shares sold	100,000	$4,420,595	—	$—
Shares redeemed	(250,000)	(9,172,271)	(100,000)	(4,009,826)

Net decrease	(150,000)	$(4,751,676)	(100,000)	$(4,009,826)

MSCI New Zealand
Shares sold	1,800,000	$94,694,895	2,200,000	$111,008,317
Shares redeemed	(2,250,000)	(114,926,269)	(1,900,000)	(94,073,753)

Net increase (decrease)	(450,000)	$(20,231,374)	300,000	$16,934,564

55	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

	Year Ended 08/31/20		Year Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI Norway
Shares sold	1,450,000	$27,971,333	700,000	$19,177,539
Shares redeemed	(1,050,000)	(22,441,740)	(800,000)	(19,452,869)

Net increase (decrease)	400,000	$5,529,593	(100,000)	$(275,330)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Finland ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Fund, under the approval of the Board, is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI Denmark ETF, iShares MSCI Finland ETF,

iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland ETF,

iShares MSCI New Zealand ETF and iShares MSCI Norway ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Denmark ETF, iShares MSCI Finland ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland ETF, iShares MSCI New Zealand ETF and iShares MSCI Norway ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI Denmark	$626,493
MSCI Finland	1,083,352
MSCI Germany Small-Cap	258,613
MSCI Ireland	844,284
MSCI New Zealand	3,808,779
MSCI Norway	492,423

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Denmark	$637,944	$90,852
MSCI Finland	1,179,951	—
MSCI Germany Small-Cap	285,069	28,837
MSCI Ireland	898,945	18,211
MSCI New Zealand	4,269,425	655,711
MSCI Norway	557,089	129,510

I M P O R T A N T T A X I N F O R M A T I O N	58

Board Review and Approval of Investment Advisory Contract

iShares MSCI Denmark ETF, iShares MSCI Norway ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

59	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Finland ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers;

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	60

Board Review and Approval of Investment Advisory Contract  (continued)

risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Germany Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with

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independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI Ireland ETF, iShares MSCI New Zealand ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the

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extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through

65	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	66

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Denmark	$0.466109	$—	$—	$0.466109	100%	—%	—%	100%

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	68

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	70

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-808-0820

AUGUST 31, 2020

2020 Annual Report

iShares Trust

•	iShares MSCI India ETF | INDA | Cboe BZX
•	iShares MSCI India Small-Cap ETF | SMIN | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan. Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI India ETF

Investment Objective

The iShares MSCI India ETF (the “Fund”) seeks to track the investment results of an index composed of Indian equities, as represented by the MSCI India Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.40%	4.53%	4.03%	3.40%	24.78%	40.37%
Fund Market	4.04	4.51	4.02	4.04	24.68	40.29
Index	3.00	5.19	4.64	3.00	28.80	47.57

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,037.50	$3.53		$1,000.00	$1,021.70	$3.51		0.69%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® MSCI India ETF

Portfolio Management Commentary

Indian equities advanced during the reporting period, despite high market volatility and a worldwide recession driven by coronavirus-related restrictions. Key indexes approached record highs despite India’s relatively tight restrictions and a historic economic contraction.

The energy sector led contribution to the Index’s return, driven largely by a conglomerate with energy assets, which advanced despite a collapse in oil prices and demand leading to reduced refining profits. However, the conglomerate’s non-energy assets showed continued growth, benefiting from solid foreign investments in the company’s digital business and strategic acquisitions by the retail arm. The healthcare sector also bolstered the Index’s return as pharmaceuticals stocks advanced. The race for COVID-19 therapies and relaxed U.S. regulations drew investor interest amid strong profits and expansion plans, in addition to expectations for more research and development spending.

The information technology, consumer discretionary, and communication services sectors also contributed to the Index’s return. Substantial new business commitments and growth in high-profit digital and financial services bolstered earnings and growth expectations for the software and services industry. Within the consumer discretionary sector, automobiles stocks advanced amid optimism surrounding economic reopening and a return to production. Wireless telecommunication services providers advanced as subscribers increased, and global companies invested in Indian companies to access growing mobile and cloud markets.

On the downside, the financials sector detracted from the Index’s return. Bank stocks declined substantially amid lower profits, driven by provisioning for an expected increase in non-performing loans, which were already high in India before the pandemic. Similarly, a six-month, government-mandated moratorium on loan repayment expired at end of the reporting period. The industrials sector also detracted from the Index’s return. Pandemic-related restrictions paused manufacturing and construction activity, disrupting supply chains amid slowing orders.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	23.7%
Energy	18.2
Information Technology	17.2
Consumer Staples	11.4
Consumer Discretionary	8.3
Materials	7.5
Health Care	5.8
Communication Services	2.8
Industrials	2.8
Utilities	2.1
Real Estate	0.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Reliance Industries Ltd.	15.4%
Infosys Ltd.	8.2
Housing Development Finance Corp. Ltd.	7.8
Tata Consultancy Services Ltd.	5.3
ICICI Bank Ltd.	5.2
Hindustan Unilever Ltd.	4.5
Axis Bank Ltd.	2.9
Maruti Suzuki India Ltd.	2.1
HCL Technologies Ltd.	2.0
Bharti Airtel Ltd.	1.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI India Small-Cap ETF

Investment Objective

The iShares MSCI India Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Indian equities, as represented by the MSCI India Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns
	1 Year		5 Years	Since Inception	1 Year		5 Years	Since Inception
Fund NAV	6.17	%(a)	3.17%	5.15%	6.17	%(a)	16.90%	53.70%
Fund Market	7.06		3.24	5.15	7.06		17.27	53.70
Index	6.64		4.15	5.89	6.64		22.54	63.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$985.30	$4.09		$1,000.00	$1,021.00	$4.17		0.82%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI India Small-Cap ETF

Portfolio Management Commentary

Indian small-capitalization stocks posted a positive return during the reporting period despite a worldwide recession driven by coronavirus-related restrictions and India’s steepest economic contraction on record. Equities advanced amid signs of economic recovery despite India’s tight restrictions sharply curtailing economic activity, persistently high infection rates, and limited government stimulus efforts.

The healthcare sector contributed the most to the Index’s return. Pharmaceuticals stocks advanced amid the Indian government’s plan to financially support domestic production of drug ingredients after the pandemic disrupted supply chains from China. Additionally, the race for COVID-19 therapies and relaxed U.S. regulations drew investor interest to the industry. Growth in antivirals and formulations, driven by strength in emerging economies, helped pharmaceuticals companies post strong revenue and profit growth. Opportunities in Europe and the U.S., where Indian companies have a strong market share, also bolstered the industry’s stocks.

The materials sector also contributed significantly to the Index’s return, driven by the chemicals industry. Indian chemicals manufacturers benefited from a recovery in domestic demand as customers moved away from Chinese suppliers. Steel producers advanced as exports grew amid signs of economic recovery in China. The communication services sector was also a contributor, as growing demand for data helped telecommunication services companies post strong profit growth.

On the downside, the financials sector detracted from the Index’s return. Bank stocks declined due to liquidity and solvency concerns as provisioning costs increased amid an expected rise in non-performing loans and the expiration of the government’s repayment moratorium. In March 2020, the Reserve Bank of India rescued one of the country’s largest banks from being overcome by non-performing loans, further weighing on the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	18.3%
Industrials	16.4
Materials	15.0
Health Care	14.3
Consumer Discretionary	14.2
Information Technology	5.1
Utilities	4.7
Consumer Staples	4.0
Communication Services	3.7
Real Estate	3.5
Energy	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apollo Hospitals Enterprise Ltd.	2.3%
Crompton Greaves Consumer Electricals Ltd.	2.0
Balkrishna Industries Ltd.	1.8
PI Industries Ltd.	1.6
Mphasis Ltd.	1.4
Max Financial Services Ltd.	1.4
Vodafone Idea Ltd.	1.4
Atul Ltd.	1.3
Jindal Steel & Power Ltd.	1.3
Federal Bank Ltd.	1.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	8

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments August 31, 2020	iShares® MSCI India ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
InterGlobe Aviation Ltd.(a)(b)	544,856	$8,876,325

Auto Components — 0.8%
Bharat Forge Ltd.	1,318,513	8,798,745
Bosch Ltd.	34,800	6,058,176
Motherson Sumi Systems Ltd.	5,589,392	8,330,079

		23,187,000

Automobiles — 6.0%
Bajaj Auto Ltd.	411,275	16,577,834
Eicher Motors Ltd.	789,349	22,434,101
Hero MotoCorp Ltd.	577,430	23,581,611
Mahindra & Mahindra Ltd.	4,400,787	36,284,857
Maruti Suzuki India Ltd.	712,890	66,245,043
Tata Motors Ltd.(b)	10,023,462	19,500,184

		184,623,630

Banks — 9.7%
Axis Bank Ltd.(b)	13,359,626	90,159,212
Bandhan Bank Ltd.(a)(b)	4,275,160	17,761,015
ICICI Bank Ltd.(b)	30,097,825	161,350,430
State Bank of India(b)	10,530,774	30,330,117

		299,600,774

Beverages — 0.4%
United Spirits Ltd.(b)	1,714,821	12,735,209

Biotechnology — 0.3%
Biocon Ltd.(b)	1,699,155	8,683,044

Capital Markets — 0.3%
HDFC Asset Management Co. Ltd.(a)	301,334	9,869,730

Chemicals — 2.8%
Asian Paints Ltd.	1,697,735	43,802,174
Berger Paints India Ltd.	1,375,212	10,045,872
Pidilite Industries Ltd.	719,482	13,711,773
UPL Ltd.	2,930,039	20,139,975

		87,699,794

Construction & Engineering — 1.2%
Larsen & Toubro Ltd.	2,816,133	36,152,632

Construction Materials — 2.5%
Ambuja Cements Ltd.	4,100,251	11,728,531
Grasim Industries Ltd.	1,746,424	16,011,605
Shree Cement Ltd.	51,089	14,077,889
UltraTech Cement Ltd.	680,642	36,098,553

		77,916,578

Consumer Finance — 1.8%
Bajaj Finance Ltd.	1,061,878	50,315,771
Shriram Transport Finance Co. Ltd.	552,418	5,271,827

		55,587,598

Diversified Financial Services — 0.2%
REC Ltd.	4,078,096	5,881,057

Diversified Telecommunication Services — 0.2%
Bharti Infratel Ltd.	1,963,660	5,296,807

Electric Utilities — 0.8%
Power Grid Corp. of India Ltd.	10,802,957	26,263,481

Electrical Equipment — 0.4%
Havells India Ltd.	1,477,350	12,354,485

Security	Shares	Value

Food & Staples Retailing — 0.9%
Avenue Supermarts Ltd.(a)(b)	917,224	$28,052,855

Food Products — 2.1%
Britannia Industries Ltd.	340,494	17,235,984
Nestle India Ltd.	136,520	29,581,667
Tata Consumer Products Ltd.	2,552,664	18,461,579

		65,279,230

Gas Utilities — 0.6%
GAIL India Ltd.	9,313,205	12,102,137
Indraprastha Gas Ltd.(b)	1,238,969	6,639,423

		18,741,560

Hotels, Restaurants & Leisure — 0.4%
Jubilant Foodworks Ltd.	427,412	12,176,517

Household Products — 4.5%
Hindustan Unilever Ltd.	4,851,696	139,561,030

Independent Power and Renewable Electricity Producers — 0.6%
NTPC Ltd.	14,010,336	18,348,625

Industrial Conglomerates — 0.2%
Siemens Ltd.	420,210	6,621,344

Insurance — 3.6%
Bajaj Finserv Ltd.	225,332	18,950,296
HDFC Life Insurance Co. Ltd.(a)(b)	4,169,482	32,559,430
ICICI Lombard General Insurance Co. Ltd.(a)	1,206,595	20,600,183
ICICI Prudential Life Insurance Co. Ltd.(a)	2,033,143	11,674,189
SBI Life Insurance Co. Ltd.(a)(b)	2,360,009	26,539,381

		110,323,479

Interactive Media & Services — 0.5%
Info Edge India Ltd.	361,412	16,024,485

IT Services — 17.1%
HCL Technologies Ltd.	6,404,086	60,415,003
Infosys Ltd.	20,102,474	253,604,013
Tata Consultancy Services Ltd.	5,313,239	162,935,961
Tech Mahindra Ltd.	2,735,885	27,541,905
Wipro Ltd.	6,741,701	24,848,330

		529,345,212

Life Sciences Tools & Services — 0.6%
Divi’s Laboratories Ltd.	469,865	19,934,034

Media — 0.5%
Zee Entertainment Enterprises Ltd.	5,100,149	14,103,662

Metals & Mining — 2.1%
Hindalco Industries Ltd.	6,891,425	17,343,837
JSW Steel Ltd.	4,991,432	18,295,532
Tata Steel Ltd.	2,060,296	11,559,994
Vedanta Ltd.	10,965,379	19,165,112

		66,364,475

Oil, Gas & Consumable Fuels — 18.1%
Bharat Petroleum Corp. Ltd.	3,839,478	21,271,462
Coal India Ltd.	7,271,832	13,272,705
Hindustan Petroleum Corp. Ltd.	3,596,127	9,846,814
Indian Oil Corp. Ltd.	11,108,422	12,948,444
Oil & Natural Gas Corp. Ltd.	14,844,350	16,526,774
Petronet LNG Ltd.	3,539,910	11,558,841
Reliance Industries Ltd.	16,830,327	475,751,267

		561,176,307

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	10

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI India ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products — 2.0%
Colgate-Palmolive India Ltd.	385,122	$7,132,664
Dabur India Ltd.	3,127,621	20,166,001
Godrej Consumer Products Ltd.	2,412,604	21,347,403
Marico Ltd.	2,665,937	13,360,924

		62,006,992

Pharmaceuticals — 4.8%
Aurobindo Pharma Ltd.	1,693,903	18,614,926
Cipla Ltd.	2,045,374	19,827,825
Dr. Reddy’s Laboratories Ltd.	674,860	39,100,301
Lupin Ltd.	1,309,762	16,504,700
Piramal Enterprises Ltd.	528,201	9,811,626
Sun Pharmaceutical Industries Ltd.	4,954,376	35,017,004
Torrent Pharmaceuticals Ltd.	299,513	10,830,198

		149,706,580

Real Estate Management & Development — 0.2%
DLF Ltd.	3,504,957	7,540,127

Road & Rail — 0.2%
Container Corp. of India Ltd.	1,222,213	6,525,554

Textiles, Apparel & Luxury Goods — 1.2%
Page Industries Ltd.	32,245	8,317,880
Titan Co. Ltd.	1,833,230	27,408,479

		35,726,359

Security	Shares	Value

Thrifts & Mortgage Finance — 8.0%
Housing Development Finance Corp. Ltd.	9,700,144	$241,503,704
LIC Housing Finance Ltd.	1,756,687	7,190,705

		248,694,409

Tobacco — 1.5%
ITC Ltd.	17,472,060	45,361,012

Transportation Infrastructure — 0.5%
Adani Ports & Special Economic Zone Ltd.	2,996,756	14,483,523

Wireless Telecommunication Services — 1.7%
Bharti Airtel Ltd.	7,411,243	51,661,974

Total Common Stocks — 99.6% (Cost: $2,157,211,458)		3,082,487,489

Total Investments in Securities — 99.6% (Cost: $2,157,211,458)		3,082,487,489

Other Assets, Less Liabilities — 0.4%		11,345,279

Net Assets — 100.0%		$3,093,832,768

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$38,584,000	$—	$(38,584,000	)(b)	$—	$—	$—	—	$370,263	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI India NTR Index	155	09/18/20	$10,182	$992,782

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI India ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$992,782

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(4,080,995)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$949,476

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,521,550

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,082,487,489	$—	$—	$3,082,487,489

Derivative financial instruments(a)
Assets
Futures Contracts	$992,782	$—	$—	$992,782

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	12

Consolidated Schedule of Investments August 31, 2020	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.2%
Blue Dart Express Ltd.(a)	10,304	$306,387

Airlines — 0.1%
SpiceJet Ltd.(a)	315,187	220,309

Auto Components — 5.7%
Apollo Tyres Ltd.	574,000	963,458
Balkrishna Industries Ltd.	192,528	3,457,566
Ceat Ltd.	40,544	483,724
Endurance Technologies Ltd.(b)	74,592	1,113,902
Exide Industries Ltd.	450,688	1,004,454
Mahindra CIE Automotive Ltd.(a)	205,856	365,245
Minda Industries Ltd.	138,992	642,017
Sundram Fasteners Ltd.	111,104	680,367
Tube Investments of India Ltd.	157,808	1,389,041
WABCO India Ltd.	10,080	954,955

		11,054,729

Banks — 5.8%
AU Small Finance Bank Ltd.(a)(b)	203,406	1,845,942
City Union Bank Ltd.	652,848	1,197,357
DCB Bank Ltd.(a)	342,215	414,010
Federal Bank Ltd.(a)	3,259,984	2,449,168
IDFC First Bank Ltd.(a)	5,011,888	2,178,860
Karur Vysya Bank Ltd. (The)(a)	716,576	372,367
RBL Bank Ltd.(b)	788,144	2,098,113
Yes Bank Ltd.	4,044,378	587,783

		11,143,600

Beverages — 1.1%
Radico Khaitan Ltd.	118,272	645,609
Varun Beverages Ltd.	153,104	1,530,884

		2,176,493

Building Products — 2.0%
Astral Poly Technik Ltd.	149,691	2,281,843
Blue Star Ltd.	52,072	449,783
Cera Sanitaryware Ltd.	10,580	353,496
Kajaria Ceramics Ltd.	139,888	828,885

		3,914,007

Capital Markets — 4.6%
CRISIL Ltd.	32,256	767,163
Edelweiss Financial Services Ltd.(a)	1,012,816	1,101,463
ICICI Securities Ltd.(b)	143,024	927,618
IIFL Wealth Management Ltd.	48,160	669,657
Indiabulls Ventures Ltd.	409,696	1,095,102
Indian Energy Exchange Ltd.(b)	79,744	208,927
JM Financial Ltd.	837,648	929,171
Motilal Oswal Financial Services Ltd.	78,288	727,440
Multi Commodity Exchange of India Ltd.	55,216	1,199,025
Nippon Life India Asset Management Ltd.(b)	271,488	1,005,436
Tata Investment Corp. Ltd.	25,648	282,570

		8,913,572

Chemicals — 10.6%
Aarti Industries Ltd.	92,512	1,316,779
Akzo Nobel India Ltd.	20,161	575,215
Atul Ltd.	32,032	2,515,496
BASF India Ltd.	22,848	458,481
Bayer CropScience Ltd./India	23,856	1,884,643
Chambal Fertilizers and Chemicals Ltd.	218,519	440,556
Coromandel International Ltd.	155,904	1,609,820

Security	Shares	Value

Chemicals (continued)
Deepak Nitrite Ltd.	72,240	$670,753
EID Parry India Ltd.(a)	119,809	466,573
Finolex Industries Ltd.	73,584	505,189
Galaxy Surfactants Ltd.	18,704	443,489
Gujarat Fluorochemicals Ltd.(a)	49,695	345,129
Gulf Oil Lubricants India Ltd.	25,648	232,167
Linde India Ltd.(a)	44,800	441,564
Navin Fluorine International Ltd.	26,411	700,376
PI Industries Ltd.	122,080	3,049,201
Rallis India Ltd.	101,696	405,775
SRF Ltd.	30,464	1,677,791
Supreme Industries Ltd.	84,112	1,527,631
Tata Chemicals Ltd.	135,296	574,398
Vinati Organics Ltd.	54,544	746,532

		20,587,558

Communications Equipment — 0.2%
Sterlite Technologies Ltd.	214,816	437,468

Construction & Engineering — 2.5%
Dilip Buildcon Ltd.(b)	74,229	372,570
Engineers India Ltd.	330,128	299,821
GE Power India Ltd.	36,400	235,265
IRB Infrastructure Developers Ltd.	308,896	498,758
Kalpataru Power Transmission Ltd.	84,017	297,397
KEC International Ltd.	135,080	591,098
NBCC India Ltd.	959,280	348,616
PNC Infratech Ltd.	138,807	319,921
Voltas Ltd.	219,296	1,891,086

		4,854,532

Construction Materials — 2.2%
Birla Corp. Ltd.	41,890	350,679
Dalmia Bharat Ltd.(a)	102,704	1,046,120
HeidelbergCement India Ltd.	119,840	308,361
India Cements Ltd. (The)	378,672	589,557
JK Cement Ltd.	40,991	829,538
Ramco Cements Ltd. (The)	125,216	1,178,969

		4,303,224

Consumer Finance — 4.2%
Cholamandalam Financial Holdings Ltd.(a)	157,248	932,817
Cholamandalam Investment and Finance Co. Ltd.	435,232	1,372,970
CreditAccess Grameen Ltd.(a)	63,728	621,414
Mahindra & Mahindra Financial Services Ltd.(a)	1,334,950	2,442,927
Manappuram Finance Ltd.	466,144	937,259
Spandana Sphoorty Financial Ltd.(a)	36,239	302,117
Sundaram Finance Ltd.	59,136	1,294,352
Ujjivan Financial Services Ltd.	64,960	219,571

		8,123,427

Diversified Financial Services — 0.3%
IDFC Ltd.	1,690,640	632,777

Diversified Telecommunication Services — 0.9%
Tata Communications Ltd.	151,424	1,791,085

Electric Utilities — 2.2%
CESC Ltd.	131,712	1,074,435
Tata Power Co. Ltd. (The)	2,449,888	1,955,384
Torrent Power Ltd.	254,688	1,151,861

		4,181,680

Electrical Equipment — 2.3%
Amara Raja Batteries Ltd.	45,248	447,485

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Bharat Heavy Electricals Ltd.	1,845,088	$966,317
Finolex Cables Ltd.	151,872	571,938
Graphite India Ltd.	131,893	339,644
HEG Ltd.	25,193	293,010
KEI Industries Ltd.	97,823	526,941
Polycab India Ltd.	65,856	798,825
V-Guard Industries Ltd.	225,456	512,431

		4,456,591

Electronic Equipment, Instruments & Components — 0.4%
Redington India Ltd.	562,128	823,250

Entertainment — 1.0%
Chennai Super Kings Cricket Ltd.(c)	206,787	28
Inox Leisure Ltd.	104,102	401,162
PVR Ltd.	85,456	1,522,668

		1,923,858

Food Products — 1.1%
Avanti Feeds Ltd.	72,352	509,656
Balrampur Chini Mills Ltd.	256,126	513,070
CCL Products India Ltd.	115,808	387,823
Kaveri Seed Co. Ltd.(a)	53,424	419,401
KRBL Ltd.	103,936	369,881

		2,199,831

Gas Utilities — 1.8%
Gujarat Gas Ltd.	365,265	1,614,992
Gujarat State Petronet Ltd.	300,048	829,736
Mahanagar Gas Ltd.	87,360	1,129,867

		3,574,595

Health Care Providers & Services — 4.7%
Apollo Hospitals Enterprise Ltd.	200,032	4,441,970
Dr Lal PathLabs Ltd.(b)	64,064	1,544,734
Fortis Healthcare Ltd.(a)	1,001,504	1,806,877
Metropolis Healthcare Ltd.(a)	50,176	1,253,352

		9,046,933

Hotels, Restaurants & Leisure — 1.2%
EIH Ltd.(a)	311,584	371,238
Indian Hotels Co. Ltd. (The)	1,052,352	1,482,579
Westlife Development Ltd.(a)	81,644	410,785

		2,264,602

Household Durables — 3.7%
Amber Enterprises India Ltd.	24,416	575,011
Bajaj Electricals Ltd.	59,552	402,906
Crompton Greaves Consumer Electricals Ltd.(a)	1,041,264	3,844,928
Dixon Technologies India Ltd.	6,160	677,443
Johnson Controls-Hitachi Air Conditioning India Ltd.	14,400	417,440
Orient Electric Ltd.	110,569	300,128
Symphony Ltd.	36,960	427,859
TTK Prestige Ltd.	7,280	562,961

		7,208,676

Household Products — 0.2%
Jyothy Labs Ltd.	193,424	373,538

Independent Power and Renewable Electricity Producers — 0.7%
Adani Power Ltd.(a)	1,703,520	862,088
JSW Energy Ltd.	726,992	540,744

		1,402,832

Industrial Conglomerates — 0.6%
Godrej Industries Ltd.(a)	178,976	1,068,519

Security	Shares	Value

Insurance — 1.4%
Max Financial Services Ltd.(a)	346,304	$2,772,267

Interactive Media & Services — 0.2%
Just Dial Ltd.(a)	78,456	396,184

IT Services — 4.2%
Coforge Ltd.	40,096	1,048,055
Hexaware Technologies Ltd.	263,872	1,421,035
Mindtree Ltd.	90,944	1,427,960
Mphasis Ltd.	185,696	2,784,147
Persistent Systems Ltd.	82,656	1,076,047
Vakrangee Ltd.	1,055,040	401,333

		8,158,577

Life Sciences Tools & Services — 0.7%
Syngene International Ltd.(a)(b)	212,240	1,367,309

Machinery — 5.8%
AIA Engineering Ltd.	93,856	2,297,261
Ashok Leyland Ltd.	2,594,144	2,384,184
Carborundum Universal Ltd.	100,688	368,719
Cochin Shipyard Ltd.(b)	71,337	322,292
Cummins India Ltd.	147,168	924,205
Escorts Ltd.	134,400	1,985,850
GMM Pfaudler Ltd.	7,840	595,667
Lakshmi Machine Works Ltd.	5,776	254,856
Schaeffler India Ltd.	16,464	887,221
Thermax Ltd.	63,504	659,693
Timken India Ltd.	39,760	599,499

		11,279,447

Media — 0.2%
TV18 Broadcast Ltd.(a)	979,888	422,667

Metals & Mining — 2.1%
APL Apollo Tubes Ltd.	13,006	424,613
Jindal Steel & Power Ltd.(a)	902,384	2,514,404
Mishra Dhatu Nigam Ltd.(b)	100,240	284,007
MOIL Ltd.	128,556	257,523
National Aluminium Co. Ltd.	991,312	482,811

		3,963,358

Multiline Retail — 0.6%
Future Retail Ltd.(a)	291,648	643,264
V-Mart Retail Ltd.(a)	19,600	508,350

		1,151,614

Oil, Gas & Consumable Fuels — 0.8%
Aegis Logistics Ltd.	180,992	522,512
Great Eastern Shipping Co. Ltd. (The)	107,408	371,147
Oil India Ltd.	475,440	612,002

		1,505,661

Paper & Forest Products — 0.1%
Century Textiles & Industries Ltd.	58,053	262,947

Personal Products — 1.3%
Bajaj Consumer Care Ltd.(a)	160,608	375,296
Emami Ltd.	237,417	1,151,323
Gillette India Ltd.	14,336	1,057,367

		2,583,986

Pharmaceuticals — 9.0%
Ajanta Pharma Ltd.	46,144	930,685
Alembic Pharmaceuticals Ltd.	100,016	1,280,102
AstraZeneca Pharma India Ltd.	11,088	534,723

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	14

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI India Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Eris Lifesciences Ltd.(b)	75,921	$496,737
FDC Ltd./India	90,048	380,646
Glenmark Pharmaceuticals Ltd.	305,872	1,951,397
Granules India Ltd.	268,240	1,143,366
JB Chemicals & Pharmaceuticals Ltd.	41,216	431,296
Jubilant Life Sciences Ltd.	158,704	1,688,753
Laurus Labs Ltd.(b)	116,032	1,786,490
Natco Pharma Ltd.	196,784	2,009,612
Procter & Gamble Health Ltd.(a)	8,848	576,618
Sanofi India Ltd.	12,208	1,363,068
Shilpa Medicare Ltd.	63,056	450,685
Strides Pharma Science Ltd.	96,748	794,081
Sun Pharma Advanced Research Co. Ltd.(a)	142,912	350,157
Suven Pharmaceuticals Ltd.(a)	98,224	846,562
Wockhardt Ltd.(a)	74,996	318,701

		17,333,679

Professional Services — 1.4%
L&T Technology Services Ltd.(b)	55,440	1,178,846
Quess Corp. Ltd.(a)(b)	146,608	726,094
TeamLease Services Ltd.(a)	22,512	724,776

		2,629,716

Real Estate Management & Development — 3.5%
Godrej Properties Ltd.(a)	133,280	1,653,608
Hemisphere Properties India Ltd.(a)	212,058	443,577
Indiabulls Real Estate Ltd.(a)	460,992	394,872
NESCO Ltd.	38,320	288,438
Oberoi Realty Ltd.(a)	119,840	634,794
Phoenix Mills Ltd. (The)	177,565	1,555,586
Prestige Estates Projects Ltd.	311,024	1,047,486
Sobha Ltd.	106,915	380,338
Sunteck Realty Ltd.	115,558	412,654

		6,811,353

Software — 0.2%
Tata Elxsi Ltd.	32,480	474,266

Specialty Retail — 0.2%
Future Lifestyle Fashions Ltd.(a)	159,215	330,510

Textiles, Apparel & Luxury Goods — 2.8%
Aditya Birla Fashion and Retail Ltd.(a)	411,936	782,934
Bata India Ltd.	67,984	1,199,805
KPR Mill Ltd.	37,198	277,061
Rajesh Exports Ltd.	130,816	793,435
Relaxo Footwears Ltd.(a)	109,872	978,299
TCNS Clothing Co. Ltd.(a)(b)	40,992	236,822
Vardhman Textiles Ltd.	31,094	357,735

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
VIP Industries Ltd.	73,310	$282,304
Welspun India Ltd.	683,536	505,635

		5,414,030

Thrifts & Mortgage Finance — 2.0%
Aavas Financiers Ltd.(a)	60,592	1,154,835
Can Fin Homes Ltd.	69,406	350,012
IIFL Finance Ltd.	252,789	280,409
Indiabulls Housing Finance Ltd.	554,960	1,569,713
PNB Housing Finance Ltd.(a)(b)	132,499	513,652

		3,868,621

Tobacco — 0.2%
Godfrey Phillips India Ltd.	27,440	359,368

Trading Companies & Distributors — 1.0%
Adani Enterprises Ltd.	293,440	1,114,440
IndiaMART Intermesh Ltd.(a)	16,016	801,948

		1,916,388

Transportation Infrastructure — 0.5%
GMR Infrastructure Ltd.(a)	1,593,312	509,764
Gujarat Pipavav Port Ltd.	479,360	520,665

		1,030,429

Wireless Telecommunication Services — 1.4%
Vodafone Idea Ltd.(a)	19,074,160	2,643,160

Total Common Stocks — 99.9% (Cost: $165,422,190)		193,659,610

Rights

Auto Components — 0.0%
Minda Industries Ltd., (Expires 09/08/20)(a)	5,147	4,912

Total Rights — 0.0% (Cost: $0)		4,912

Total Investments in Securities — 99.9% (Cost: $165,422,190)		193,664,522

Other Assets, Less Liabilities — 0.1%		105,446

Net Assets — 100.0%		$193,769,968

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI India Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$310,000	$—	$(310,000	)(b)	$—	$—	$—	—	$3,777	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI India NTR Index	2	09/18/20	$131	$4,825

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,825

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(197,796)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$4,825

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$215,984

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	16

Consolidated Schedule of Investments (continued) August 31, 2020	iShares® MSCI India Small-Cap ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$192,628,222	$1,031,360	$28	$193,659,610
Rights	4,912	—	—	4,912

	$192,633,134	$1,031,360	$28	$193,664,522

Derivative financial instruments(a)
Assets
Futures Contracts	$4,825	$—	$—	$4,825

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$3,082,487,489	$193,664,522
Foreign currency, at value(b)	461,438	243,644
Cash pledged:
Futures contracts	1,516,000	40,000
Receivables:
Investments sold	113,942,034	3,005,919
Dividends	4,259,945	83,703

Total assets	3,202,666,906	197,037,788

LIABILITIES
Bank overdraft	52,380,430	1,479,770
Payables:
Investments purchased	54,476,380	1,662,328
Variation margin on futures contracts	303,814	8,516
Investment advisory fees	1,673,514	117,206

Total liabilities	108,834,138	3,267,820

NET ASSETS	$3,093,832,768	$193,769,968

NET ASSETS CONSIST OF:
Paid-in capital	$3,060,553,240	$265,932,913
Accumulated earnings (loss)	33,279,528	(72,162,945)

NET ASSETS	$3,093,832,768	$193,769,968

Shares outstanding	92,700,000	5,600,000

Net asset value	$33.37	$34.60

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$2,157,211,458	$165,422,190
(b) Foreign currency, at cost	$461,473	$240,275

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	18

Consolidated Statements of Operations

Year Ended August 31, 2020

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$50,021,203	$3,090,095
Dividends — Affiliated	370,263	3,777
Interest — Unaffiliated	2,566	52
Foreign taxes withheld	(3,796,837)	(163,397)

Total investment income	46,597,195	2,930,527

EXPENSES
Investment advisory fees	26,731,803	1,725,217
Miscellaneous	264	264
Mauritius income taxes	2,053,951	162,951

Total expenses	28,786,018	1,888,432

Net investment income	17,811,177	1,042,095

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(325,973,255)	(56,603,282)
Futures contracts	(4,080,995)	(197,796)
Foreign currency transactions	(4,077,252)	(123,645)

Net realized loss	(334,131,502)	(56,924,723)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(a)	30,672,706	51,171,461
Futures contracts	949,476	4,825
Foreign currency translations	72,226	4,318

Net change in unrealized appreciation (depreciation)	31,694,408	51,180,604

Net realized and unrealized loss	(302,437,094)	(5,744,119)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(284,625,917)	$(4,702,024)

(a) Net of deferred foreign capital gain tax of	$(39,773,770)	$—

See notes to consolidated financial statements.

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,811,177	$41,419,332	$1,042,095	$724,798
Net realized loss	(334,131,502)	(53,992,274)	(56,924,723)	(19,786,477)
Net change in unrealized appreciation (depreciation)	31,694,408	(409,282,153)	51,180,604	(53,254,637)

Net decrease in net assets resulting from operations	(284,625,917)	(421,855,095)	(4,702,024)	(72,316,316)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(12,672,573)	(71,243,559)	(5,550,007)	(1,642,473)
Return of capital	—	(13,794,003)	—	—

Decrease in net assets resulting from distributions to shareholders	(12,672,573)	(85,037,562)	(5,550,007)	(1,642,473)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,508,617,643)	324,521,530	(66,411,121)	62,127,507

NET ASSETS
Total decrease in net assets	(1,805,916,133)	(182,371,127)	(76,663,152)	(11,831,282)
Beginning of year	4,899,748,901	5,082,120,028	270,433,120	282,264,402

End of year	$3,093,832,768	$4,899,748,901	$193,769,968	$270,433,120

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	20

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI India ETF
	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$32.38		$35.68		$34.20		$29.61		$28.12

Net investment income(a)	0.14		0.29		0.25		0.26		0.22
Net realized and unrealized gain (loss)(b)	0.96		(3.00)		1.54		4.53		1.64

Net increase (decrease) from investment operations	1.10		(2.71)		1.79		4.79		1.86

Distributions(c)
From net investment income	(0.11)		(0.49)		(0.31)		(0.20)		(0.37)
Return of capital	—		(0.10)		—		—		—

Total distributions	(0.11)		(0.59)		(0.31)		(0.20)		(0.37)

Net asset value, end of year	$33.37		$32.38		$35.68		$34.20		$29.61

Total Return
Based on net asset value	3.40%		(7.61)%		5.26%		16.27%		6.73%

Ratios to Average Net Assets
Total expenses	0.69%		0.69%		0.68%		0.68%		0.71%

Net investment income	0.43%		0.86%		0.72%		0.87%		0.79%

Supplemental Data
Net assets, end of year (000)	$3,093,833		$4,899,749		$5,082,120		$5,263,819		$4,112,252

Portfolio turnover rate(d)	25	%(e)	9	%(e)	10	%(e)	13	%(e)	25	%(e)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(e) Portfolio turnover rate excluding cash creations was as follows:	19%		6%		5%		5%		15%

See notes to consolidated financial statements.

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI India Small-Cap ETF
	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$33.39		$44.10		$46.27		$36.01		$32.24

Net investment income(a)	0.15		0.10		(0.00	)(b)	0.09		0.07
Net realized and unrealized gain (loss)(c)	1.88		(10.60)		(1.06)		10.55		4.36

Net increase (decrease) from investment operations	2.03		(10.50)		(1.06)		10.64		4.43

Distributions(d)
From net investment income	(0.82)		(0.21)		(0.63)		(0.38)		(0.66)
Return of capital	—		—		(0.48)		—		—

Total distributions	(0.82)		(0.21)		(1.11)		(0.38)		(0.66)

Net asset value, end of year	$34.60		$33.39		$44.10		$46.27		$36.01

Total Return
Based on net asset value	6.35%		(23.88)%		(2.36)%		29.97%		13.99%

Ratios to Average Net Assets
Total expenses	0.81%		0.76%		0.77%		0.75%		0.80%

Net investment income	0.45%		0.28%		(0.00	)%(e)	0.21%		0.23%

Supplemental Data
Net assets, end of year (000)	$193,770		$270,433		$282,264		$205,914		$64,825

Portfolio turnover rate(f)	32	%(g)	24	%(g)	49	%(g)	38	%(g)	53	%(g)

(a) Based on average shares outstanding.
(b) Rounds to less than $0.01.

(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Rounds to less than 0.01%.
(f) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).
(g) Portfolio turnover rate excluding cash creations was as follows:	28%		19%		31%		22%		25%

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	22

Notes to Consolidated Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI India	Non-diversified
MSCI India Small-Cap	Diversified

Basis of Consolidation: The accompanying consolidated financial statements for each Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (each, a “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment- in-kind interest income, if any, are recognized daily on the accrual basis.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the consolidated statement of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, each Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, each Subsidiary is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against each Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by each

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Notes to Consolidated Financial Statements  (continued)

Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by

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Notes to Consolidated Financial Statements  (continued)

privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the consolidated schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the consolidated statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

5. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares MSCI India ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $4 billion	0.6500%
Over $4 billion, up to and including $6 billion	0.6175
Over $6 billion, up to and including $8 billion	0.5867
Over $8 billion	0.5573

For its investment advisory services to the iShares MSCI India Small-Cap ETF, BFAis entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the consolidated statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Consolidated Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI India	$1,044,316,932	$2,522,853,156
MSCI India Small-Cap	74,825,724	141,690,136

There were no in-kind transactions for the year ended August 31, 2020.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI India
Ordinary income	$12,672,573	$71,243,559
Return of capital	—	13,794,003

	$12,672,573	$85,037,562

MSCI India Small-Cap
Ordinary income	$5,550,007	$1,642,473

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Qualified Late-Year Losses	(c)	Total

MSCI India	$—	$(729,385,183)	$762,861,784		$(197,073)		$33,279,528
MSCI India Small-Cap	292,052	(82,573,978)	10,118,981		—		(72,162,945)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI India	$2,320,683,758	$946,938,382	$(184,141,869)	$762,796,513
MSCI India Small-Cap	183,554,967	31,548,209	(21,433,829)	10,114,380

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social

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Notes to Consolidated Financial Statements  (continued)

instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the consolidated statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations,

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Notes to Consolidated Financial Statements  (continued)

financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI India
Shares sold	8,400,000	$324,117,985	13,250,000	$463,520,113
Shares redeemed	(67,000,000)	(1,832,735,628)	(4,400,000)	(138,998,583)

Net increase (decrease)	(58,600,000)	$(1,508,617,643)	8,850,000	$324,521,530

MSCI India Small-Cap
Shares sold	300,000	$10,982,558	2,000,000	$74,141,311
Shares redeemed	(2,800,000)	(77,393,679)	(300,000)	(12,013,804)

Net increase (decrease)	(2,500,000)	$(66,411,121)	1,700,000	$62,127,507

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI India ETF and iShares MSCI India Small-Cap ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares MSCI India ETF and iShares MSCI India Small-Cap ETF and their subsidiaries (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related consolidated statements of operations for the year ended August 31, 2020, the consolidated statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI India	$49,980,646
MSCI India Small-Cap	7,242,793

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI India	$50,021,202	$4,802,495
MSCI India Small-Cap	7,259,207	85,692

I M P O R T A N T T A X I N F O R M A T I O N	30

Board Review and Approval of Investment Advisory Contract

iShares MSCI India ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate and that the Board would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI India Small-Cap ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers;

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	32

Board Review and Approval of Investment Advisory Contract  (continued)

risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	34

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI India(a)	$0.096168	$—	$0.012651	$0.108819	88%	—%	12%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI India ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

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Supplemental Information  (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019 was USD 456.67 thousand. This figure is comprised of fixed remuneration of USD 211.13 thousand and variable remuneration of USD 245.54 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 58.23 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 6.84 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	36

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	38

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-809-0820

AUGUST 31, 2020

2020 Annual Report

iShares Trust

•	iShares Currency Hedged MSCI Canada ETF | HEWC | NYSE Arca

•	iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca

•	iShares Currency Hedged MSCI Mexico ETF | HEWW | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%

U.S. small cap equities (Russell 2000® Index)	6.57	6.02

International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® Currency Hedged MSCI Canada ETF

Investment Objective

The iShares Currency Hedged MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Canadian equities while mitigating exposure to fluctuations between the value of the Canadian dollar and the U.S. dollar, as represented by the MSCI Canada 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Canada ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	4.08%	6.47%	5.48%	4.08%	36.85%	31.79%
Fund Market	4.59	6.53	5.53	4.59	37.18	32.11
Index	4.24	6.70	5.73	4.24	38.32	33.36

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,039.20	$ 0.15		$ 1,000.00	$ 1,025.00	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® Currency Hedged MSCI Canada ETF

Portfolio Management Commentary

Canadian equities posted a positive return for the reporting period, as the government loosened monetary policy and passed a notable fiscal stimulus package to mitigate the economic impact of the coronavirus pandemic. The Bank of Canada instituted quantitative easing, reduced interest rates, and launched a plan to provide liquidity to banks. Canadian fiscal stimulus programs included substantial unemployment payments, wage subsidies, and rent subsidies for temporarily closed businesses.

The information technology sector contributed the most to the Index’s return in U.S. dollar terms, supported by a pandemic-driven shift toward online shopping. The internet services and infrastructure industry led the way with initiatives to help brick-and-mortar merchants set up operations for their online storefronts. Sales volumes at these digital storefronts increased significantly. Not only did the number of merchants with e-commerce stores rise sharply, the online storefronts also helped companies rapidly scale up their e-commerce operations.

The materials sector bolstered performance, as the metals and mining industry benefited from improved profitability due to higher gold prices. Investment demand for gold rose, driven by expansionary monetary policy, concerns over economic growth, and pandemic-related uncertainty. The industrials sector was another contributor, as strong global demand for grain benefited railroad companies, which transported record grain shipments.

On the downside, the energy sector detracted from the Index’s return in U.S. dollar terms, as fuel consumption declined. Oil, gas, and consumable fuels companies responded to surplus oil and lower prices by reducing output to levels significantly below capacity. They also took measures to retain cash reserves, which included reducing dividends. The financials sector also weighed on performance, as write-downs of the value of loans to energy companies negatively impacted banks.

In terms of currency performance during the reporting period, the Canadian dollar appreciated by approximately 2% relative to the U.S. dollar. Commodities exports are a key component of the Canadian economy, and a recovery in many commodities prices late in the reporting period supported the Canadian dollar.

The Canadian dollar’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the Canadian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Canadian equities measured in Canadian dollars.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

Investment Companies	99.9%
Forward foreign currency exchange contracts, net cumulative depreciation	(2.6)
Other assets less liabilities	2.7

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Financials	35.0%
Materials	14.2
Energy	13.3
Information Technology	11.6
Industrials	9.5
Consumer Staples	4.7
Consumer Discretionary	3.7
Utilities	3.7
Communication Services	3.0
Other (each representing less than 1%)	1.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® Currency Hedged MSCI Japan ETF

Investment Objective

The iShares Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the MSCI Japan 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	10.52%	3.62%	6.73%	10.52%	19.43%	53.52%
Fund Market	10.38	3.60	6.71	10.38	19.32	53.38
Index	11.65	4.22	6.93	11.65	22.97	55.45

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,085.90	$ 0.00		$ 1,000.00	$ 1,025.10	$ 0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® Currency Hedged MSCI Japan ETF

Portfolio Management Commentary

Stocks in Japan advanced for the reporting period despite a deep recession driven by the coronavirus pandemic. Economic growth was already stagnant at the end of 2019 due to decreased exports amid slowing global trade and lower private consumption following a sales tax increase. Business closures in early 2020 sharply reduced economic activity, and Japan experienced the largest contraction on record in the second quarter of 2020. Following steep declines in the first quarter of 2020, Japanese equities rebounded in the second quarter, bolstered by massive government stimulus and a resumption of global business activity.

The healthcare and information technology sectors contributed the most to the Index’s return in U.S. dollar terms. Among healthcare stocks, pharmaceuticals companies posted strong gains amid positive investor sentiment about new cancer drugs and treatments for coronavirus patients. Solid profit growth among medical equipment manufacturers and companies producing technology solutions that reduce patient contact with healthcare providers boosted returns in the healthcare equipment and services industry. The information technology sector’s key drivers included stocks in the electronic equipment, instruments, and components industry, which advanced amid ongoing adoption of robotics and automated systems in manufacturing. Semiconductor equipment makers also buoyed the information technology sector’s gains, benefiting from a ban on sales of semiconductors made on equipment manufactured in the U.S. to China, which drove demand for equipment produced in Japan.

The communication services sector’s contribution was driven by wireless telecommunication services stocks, which advanced amid expectations of 5G service rollouts and gains in the portfolio companies of a large technology investment conglomerate. Entertainment companies advanced as consumers staying at home purchased more video games and gaming consoles. Machinery and building products stocks bolstered the industrials sector’s contribution, gaining amid solid sales of automatic control equipment to China and rising demand for air-purifying air conditioners.

In terms of currency performance during the reporting period, the Japanese yen was nearly flat compared with the U.S. dollar. While the Japanese currency tends to benefit in periods of instability, weak demand for Japanese exports weighed on the value of the Japanese yen.

While the Japanese yen ended the reporting period with little change in value relative to the U.S. dollar, hedging of the Japanese yen contributed slightly to the Index’s return. The implementation of the hedge occasionally leads to net returns resulting from currency appreciation or depreciation despite being fully hedged, which occurred during the reporting period. Nevertheless, the Index’s hedging activity had a relatively small positive impact, resulting in an Index return that was relatively close to the return of Japanese equities measured in Japanese yen.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

Investment Companies	100.1%
Forward foreign currency exchange contracts, net cumulative appreciation	0.2
Other assets less liabilities	(0.3)

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Industrials	20.7%
Consumer Discretionary	18.0
Information Technology	12.2
Health Care	11.5
Communication Services	10.1
Financials	9.1
Consumer Staples	7.9
Materials	4.8
Real Estate	3.6
Utilities	1.5
Energy	0.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® Currency Hedged MSCI Mexico ETF

Investment Objective

The iShares Currency Hedged MSCI Mexico ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Mexican equities while mitigating exposure to fluctuations between the value of the Mexican peso and the U.S. dollar, as represented by the MSCI Mexico IMI 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Mexico ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(13.71)%	(5.46)%	(5.58)%	(13.71)%	(24.46)%	(25.70)%
Fund Market	(14.43)	(5.65)	(5.76)	(14.43)	(25.23)	(26.45)
Index	(13.97)	(5.44)	(5.51)	(13.97)	(24.41)	(25.41)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 887.30	$ 0.52		$ 1,000.00	$ 1,024.60	$ 0.56		0.11%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® Currency Hedged MSCI Mexico ETF

Portfolio Management Commentary

Mexican equities declined significantly during the reporting period amid limited economic stimulus measures in response to the coronavirus pandemic. The government’s muted response to the pandemic was unable to prevent a protracted recession, which was driven in part by a decline in foreign investment. Policy uncertainty regarding energy market reforms also deterred foreign investment and weighed on Mexico’s economic outlook. Furthermore, the pandemic-driven decrease in demand for oil pressured the Mexican government’s considerable oil revenues. Concerns over increasing debt at state-owned oil and power companies factored into a lower credit rating for Mexico.

The consumer staples sector detracted substantially from the Index’s return in U.S. dollar terms, as higher taxes and the pandemic negatively affected the beverages industry. Stay-at-home restrictions temporarily halted most beer production in the country and led to the closure of some stores. Production disruptions created a beer shortage in Mexico and reduced export earnings.

The financials sector was another significant detractor from performance, as a lower growth outlook and weakened government finances led to credit-rating downgrades for banks. Banks posted meaningful declines in net income, suspended dividends, and prepared for a prolonged recession by substantially increasing provisions for bad loans. Furthermore, a bank failure raised concerns that banking regulations were insufficient.

The communication services sector also declined substantially, as the number of prepaid wireless customers dropped at some wireless telecommunication services companies. Moreover, the depreciation of the Mexican peso against the U.S. dollar negatively impacted earnings, as financing costs rose. The industrials sector further detracted from the Index’s performance, as reduced air travel during the pandemic drove down demand for airport services.

In terms of currency performance during the reporting period, the Mexican peso depreciated by approximately 8% relative to the U.S. dollar. A series of interest rate decreases by the Mexican central bank and pandemic-related uncertainty made Mexican peso-denominated investments less attractive to investors.

The Mexican peso’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Mexican peso’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Mexican equities measured in Mexican pesos.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

Investment Companies	100.0%
Forward foreign currency exchange contracts, net cumulative depreciation	(1.8)
Other assets less liabilities	1.8

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Consumer Staples	32.8%
Communication Services	21.9
Materials	13.7
Financials	11.4
Industrials	10.9
Real Estate	6.4
Utilities	1.4
Other (each representing less than 1%)	1.5

(a)	Excludes money market funds.

F U N D S U M M A R Y	10

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® Currency Hedged MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.9%
iShares MSCI Canada ETF(a)	401,956	$11,540,157

Total Investment Companies — 99.9% (Cost: $11,709,589)		11,540,157

Total Investments in Securities — 99.9% (Cost: $11,709,589)		11,540,157

Other Assets, Less Liabilities — 0.1%		15,696

Net Assets — 100.0%		$11,555,853

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$7,187,519	$—	$(7,170,259	)(b)	$(17,272)	$12	$—	—	$9,947	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	480,000	—	(480,000	)(b)	—	—	—	—	1,799		—
iShares MSCI Canada ETF	38,195,307	15,882,734	(40,361,566)		(1,641,157)	(535,161)	11,540,157	401,956	988,414		—

					$(1,658,429)	$(535,149)	$11,540,157		$1,000,160		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	11,847,234	CAD	15,435,000	MS	10/05/20	$12,574

CAD	15,233,000	USD	11,691,023	MS	09/02/20	(12,371)
USD	11,372,777	CAD	15,233,000	MS	09/02/20	(305,875)
CAD	198,000	USD	151,965	MS	10/05/20	(150)

						(318,396)

	Net unrealized depreciation					$(305,822)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$12,574

S C H E D U L E O F I N V E S T M E N T S	12

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Canada ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Foreign Currency Exchange Contracts

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$318,396

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$1,330,405

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(727,087)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$36,865,733
Average amounts sold — in USD	$72,241,438

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$12,574	$318,396

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$12,574	$318,396
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$12,574	$318,396

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Cash Collateral		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Received		Assets

Morgan Stanley & Co. International PLC	$12,574		$(12,574)	$—		$—

Counterparty	Derivative Liabilities Subject to an MNA by	Derivatives Available		Cash Collateral		Net Amount of Derivative
	Counterparty	for Offset	(a)	Pledged	(b)	Liabilities	(c)(d)

Morgan Stanley & Co. International PLC	$318,396		$(12,574)		$(40,000)	$265,822

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Canada ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$11,540,157	$—	$—	$11,540,157

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$12,574	$—	$12,574
Liabilities
Forward Foreign Currency Exchange Contracts	—	(318,396)	—	(318,396)

	$—	$(305,822)	$—	$(305,822)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	14

Schedule of Investments August 31, 2020	iShares® Currency Hedged MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.1%
iShares MSCI Japan ETF(a)	4,264,821	$247,444,914

Total Investment Companies — 100.1% (Cost: $256,286,635)		247,444,914

Total Investments in Securities — 100.1% (Cost: $256,286,635)		247,444,914

Other Assets, Less Liabilities — (0.1)%		(188,565)

Net Assets — 100.0%		$247,256,349

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$3,106	$—
iShares MSCI Japan ETF	328,936,695	548,793,488		(637,182,331)	(21,533,021)	28,430,083	247,444,914	4,264,821	6,969,765	—

					$(21,533,021)	$28,430,083	$247,444,914		$6,972,871	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	22,335,406,200	USD	210,621,964	HSBC	09/03/20	$260,594
JPY	2,538,678,800	USD	23,939,502	MS	09/03/20	29,755
JPY	6,522,000	USD	61,038	NAB	09/03/20	540
JPY	332,701,000	USD	3,120,908	RBS	09/03/20	20,330
JPY	812,319,000	USD	7,626,216	SSB	09/03/20	43,396
USD	283,741,830	JPY	29,984,365,200	MS	09/03/20	640,660

						995,275

JPY	263,954,000	USD	2,494,571	BNY	09/03/20	(2,416)
JPY	778,182,000	USD	7,362,563	CITI	09/03/20	(15,260)
JPY	3,555,441,200	USD	33,699,772	MS	09/03/20	(130,625)
USD	6,030,312	JPY	638,839,000	SSB	09/03/20	(1,367)
JPY	245,975,000	USD	2,325,053	BNY	10/05/20	(1,628)
USD	210,714,361	JPY	22,335,406,200	HSBC	10/05/20	(260,853)
USD	23,949,834	JPY	2,538,678,800	MS	10/05/20	(29,954)
USD	13,713,962	JPY	1,453,680,000	UBS	10/05/20	(17,171)

						(459,274)

Net unrealized appreciation						$536,001

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Japan ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$995,275

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$459,274

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:

Forward foreign currency exchange contracts	$(2,192,901)

Net Change in Unrealized Appreciation (Depreciation) on:

Forward foreign currency exchange contracts	$ 7,775,221

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$385,688,165
Average amounts sold — in USD	$686,507,068

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$995,275	$459,274

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$995,275	$459,274
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$995,275	$459,274

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Assets	(b)

HSBC Bank PLC	$260,594	$(260,594)	$—
Morgan Stanley & Co. International PLC	670,415	(160,579)	509,836
National Australia Bank Limited	540	—	540
Royal Bank of Scotland PLC	20,330	—	20,330
State Street Bank and Trust Co.	43,396	(1,367)	42,029

	$995,275	$(422,540)	$572,735

S C H E D U L E O F I N V E S T M E N T S	16

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Japan ETF

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Liabilities	(c)

Bank of New York	$4,044	$—	$4,044
Citibank N.A.	15,260	—	15,260
HSBC Bank PLC	260,853	(260,594)	259
Morgan Stanley & Co. International PLC	160,579	(160,579)	—
State Street Bank and Trust Co.	1,367	(1,367)	—
UBS AG	17,171	—	17,171

	$459,274	$(422,540)	$36,734

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$247,444,914	$—	$—	$247,444,914

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$995,275	$—	$995,275
Liabilities
Forward Foreign Currency Exchange Contracts	—	(459,274)	—	(459,274)

	$—	$536,001	$—	$536,001

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® Currency Hedged MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 100.0%
iShares MSCI Mexico ETF(a)	20,723	$681,994

Total Investment Companies — 100.0% (Cost: $831,274)		681,994

Total Investments in Securities — 100.0% (Cost: $831,274)		681,994

Other Assets, Less Liabilities — (0.0)%		(295)

Net Assets — 100.0%		$681,699

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$362,052	$—		$(361,923	)(b)	$(165)	$36	$—	—	$2,269	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	—	0	(b)	—		—	—	—	—	1		—
iShares MSCI Mexico ETF	807,660	229,118		(224,482)		(68,868)	(61,434)	681,994	20,723	10,745		—

						$(69,033)	$(61,398)	$681,994		$13,015		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

MXN	16,403,000	USD	748,630	MS	09/03/20	$888
MXN	79,000	USD	3,595	MS	10/05/20	1

						889

USD	736,315	MXN	16,403,000	MS	09/03/20	(13,203)
USD	711,226	MXN	15,630,000	MS	10/05/20	(188)

						(13,391)

	Net unrealized depreciation					$(12,502)

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Mexico ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$889

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$13,391

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$55,988

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(46,669)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,130,728
Average amounts sold — in USD	$1,883,427

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$889	$13,391

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$889	$13,391
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$889	$13,391

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Assets

Morgan Stanley & Co. International PLC	$889		$(889)	$—

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Liabilities	(b)

Morgan Stanley & Co. International PLC	$13,391		$(889)	$12,502

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Mexico ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$681,994	$—	$—	$681,994

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$889	$—	$889
Liabilities
Forward Foreign Currency Exchange Contracts	—	(13,391)	—	(13,391)

	$—	$(12,502)	$—	$(12,502)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	20

Statements of Assets and Liabilities

August 31, 2020

	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$11,540,157	$247,444,914	$681,994
Cash	—	9,547	315
Cash pledged:
Collateral — OTC derivatives	40,000	100,000	—
Receivables:
Investments sold	317,065	882,923	11,910
Dividends	—	19	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	12,574	995,275	889

Total assets	11,909,796	249,432,678	695,108

LIABILITIES
Bank overdraft	35,253	—	—
Payables:
Investments purchased	—	1,717,055	—
Investment advisory fees	294	—	18
Unrealized depreciation on:
Forward foreign currency exchange contracts	318,396	459,274	13,391

Total liabilities	353,943	2,176,329	13,409

NET ASSETS	$11,555,853	$247,256,349	$681,699

NET ASSETS CONSIST OF:
Paid-in capital	$11,752,044	$324,343,784	$1,330,851
Accumulated loss	(196,191)	(77,087,435)	(649,152)

NET ASSETS	$11,555,853	$247,256,349	$681,699

Shares outstanding	450,000	7,850,000	50,000

Net asset value	$25.68	$31.50	$13.63

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Investments, at cost — Affiliated	$11,709,589	$256,286,635	$831,274

See notes to financial statements.

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2020

	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF

INVESTMENT INCOME
Dividends — Affiliated	$990,213	$6,972,871	$10,746
Securities lending income — Affiliated — net	9,947	—	2,269

Total investment income	1,000,160	6,972,871	13,015

EXPENSES
Investment advisory fees	222,844	1,597,588	4,679
Miscellaneous	264	264	264

Total expenses	223,108	1,597,852	4,943

Less:
Investment advisory fees waived	(212,062)	(1,589,593)	(4,452)

Total expenses after fees waived	11,046	8,259	491

Net investment income	989,114	6,964,612	12,524

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(455,311)	(3,410,591)	(69,033)
In-kind redemptions — Affiliated	(1,203,118)	(18,122,430)	—
Forward foreign currency exchange contracts	1,330,405	(2,192,901)	55,988

Net realized loss	(328,024)	(23,725,922)	(13,045)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(535,149)	28,430,083	(61,398)
Forward foreign currency exchange contracts	(727,087)	7,775,221	(46,669)

Net change in unrealized appreciation (depreciation)	(1,262,236)	36,205,304	(108,067)

Net realized and unrealized gain (loss)	(1,590,260)	12,479,382	(121,112)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(601,146)	$19,443,994	$(108,588)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	22

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Canada ETF		iShares Currency Hedged MSCI Japan ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$989,114	$795,267	$6,964,612	$10,254,418
Net realized gain (loss)	(328,024)	512,750	(23,725,922)	(11,275,497)
Net change in unrealized appreciation (depreciation)	(1,262,236)	720,515	36,205,304	(80,881,818)

Net increase (decrease) in net assets resulting from operations	(601,146)	2,028,532	19,443,994	(81,902,897)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,511,241)	(1,551,758)	(6,967,089)	(10,252,183)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(24,621,385)	32,455,361	(94,358,704)	(583,540,993)

NET ASSETS
Total increase (decrease) in net assets	(26,733,772)	32,932,135	(81,881,799)	(675,696,073)
Beginning of year	38,289,625	5,357,490	329,138,148	1,004,834,221

End of year	$11,555,853	$38,289,625	$247,256,349	$329,138,148

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Currency Hedged MSCI Mexico ETF

	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,524	$27,218
Net realized gain (loss)	(13,045)	115
Net change in unrealized appreciation (depreciation)	(108,067)	(124,873)

Net decrease in net assets resulting from operations	(108,588)	(97,540)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(13,652)	(26,532)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	—	(44,352)

NET ASSETS
Total decrease in net assets	(122,240)	(168,424)
Beginning of year	803,939	972,363

End of year	$681,699	$803,939

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	24

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Canada ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$26.41	$26.79	$24.70	$23.54	$23.47

Net investment income(a)	0.71	0.59	0.56	0.24	0.41
Net realized and unrealized gain(b)	0.30	0.30	2.10	1.38	1.07

Net increase from investment operations	1.01	0.89	2.66	1.62	1.48

Distributions(c)
From net investment income	(1.37)	(0.64)	(0.57)	(0.46)	(0.46)
From net realized gain	(0.37)	(0.63)	—	—	(0.95)
Return of capital	—	—	—	—	(0.00	)(d)

Total distributions	(1.74)	(1.27)	(0.57)	(0.46)	(1.41)

Net asset value, end of year	$25.68	$26.41	$26.79	$24.70	$23.54

Total Return
Based on net asset value	4.08%	3.84%	10.82%	6.86%	6.92%

Ratios to Average Net Assets
Total expenses(e)	0.62%	0.62%	0.62%	0.62%	0.62%

Total expenses after fees waived(e)	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	2.75%	2.31%	2.12%	0.98%	1.84%

Supplemental Data
Net assets, end of year (000)	$11,556	$38,290	$5,357	$2,470	$10,593

Portfolio turnover rate(f)(g)	15%	12%	10%	8%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Japan ETF

	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$29.13		$32.36		$29.56	$24.73		$29.46

Net investment income(a)	0.72		0.45		0.46	0.52		0.41
Net realized and unrealized gain (loss)(b)	2.35		(3.04)		2.81	4.78		(4.11)

Net increase (decrease) from investment operations	3.07		(2.59)		3.27	5.30		(3.70)

Distributions(c)
From net investment income	(0.70)		(0.64)		(0.47)	(0.47)		(0.44)
From net realized gain	—		—		—	—		(0.59)

Total distributions	(0.70)		(0.64)		(0.47)	(0.47)		(1.03)

Net asset value, end of year	$31.50		$29.13		$32.36	$29.56		$24.73

Total Return
Based on net asset value	10.52%		(8.06)%		11.07%	21.50%		(12.91)%

Ratios to Average Net Assets
Total expenses(d)	0.53%		0.53%		0.53%	0.53%		0.53%

Total expenses after fees waived(d)	0.00	%(e)	0.00	%(e)	0.01%	0.00	%(e)	0.00	%(e)

Net investment income	2.31%		1.47%		1.41%	1.84%		1.57%

Supplemental Data
Net assets, end of year (000)	$247,256		$329,138		$1,004,834	$1,198,726		$476,015

Portfolio turnover rate(f)(g)	9%		9%		9%	11%		11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Rounds to less than 0.01%.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	26

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Mexico ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$16.08	$19.45	$21.52	$23.54	$24.03

Net investment income(a)	0.25	0.51	0.41	0.43	0.49
Net realized and unrealized gain (loss)(b)	(2.43)	(3.43)	(1.95)	0.09	1.15

Net increase (decrease) from investment operations	(2.18)	(2.92)	(1.54)	0.52	1.64

Distributions(c)
From net investment income	(0.27)	(0.45)	(0.53)	(0.33)	(0.71)
In excess of net investment income	—	—	—	(2.21)	(1.42)

Total distributions	(0.27)	(0.45)	(0.53)	(2.54)	(2.13)

Net asset value, end of year	$13.63	$16.08	$19.45	$21.52	$23.54

Total Return
Based on net asset value	(13.71)%	(15.02)%	(7.10)%	3.24%	7.41%

Ratios to Average Net Assets
Total expenses(d)	0.66%	0.62%	0.62%	0.62%	0.62%

Total expenses after fees waived(d)	0.07%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.66%	3.01%	2.05%	2.03%	2.11%

Supplemental Data
Net assets, end of year (000)	$682	$804	$972	$3,228	$1,177

Portfolio turnover rate(e)(f)	30%	18%	23%	12%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI Canada	Diversified
Currency Hedged MSCI Japan	Diversified
Currency Hedged MSCI Mexico	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	28

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Each Fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Currency Hedged MSCI Canada	0.62%
Currency Hedged MSCI Japan	0.53
Currency Hedged MSCI Mexico	0.62

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses.

For the iShares Currency Hedged MSCI Canada ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Canada ETF (“EWC”), after taking into account any fee waivers by EWC, plus 0.03%.

N O T E S T O F I N A N C I A L S T A T E M E N T S	30

Notes to Financial Statements  (continued)

For the iShares Currency Hedged MSCI Japan ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fee for the Fund through December 31, 2020 such that the Fund’s total annual operating expenses after fee waiver will be equal to the greater of the acquired fund fees and expenses or 0.48%.

For the iShares Currency Hedged MSCI Mexico ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Mexico ETF (“EWW”), after taking into account any fee waivers by EWW, plus 0.03%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Currency Hedged MSCI Canada	$3,005
Currency Hedged MSCI Mexico	548

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Currency Hedged MSCI Canada	$6,312,731	$5,343,950
Currency Hedged MSCI Japan	33,341,209	26,725,557
Currency Hedged MSCI Mexico	229,118	224,482

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Currency Hedged MSCI Canada	$9,570,004	$35,017,616
Currency Hedged MSCI Japan	515,452,279	610,456,773

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Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to distributions paid in excess of taxable income, certain deemed distributions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

Currency Hedged MSCI Canada	$(1,043,754)	$1,043,754
Currency Hedged MSCI Japan	(19,259,725)	19,259,725
Currency Hedged MSCI Mexico	(35)	35

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

Currency Hedged MSCI Canada
Ordinary income	$1,199,794	$1,088,864
Long-term capital gains	311,447	462,894

	$1,511,241	$1,551,758

Currency Hedged MSCI Japan
Ordinary income	$6,967,089	$10,252,183

Currency Hedged MSCI Mexico
Ordinary income	$13,652	$26,532

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Total

Currency Hedged MSCI Canada	$—	$(196,191)		$(196,191)
Currency Hedged MSCI Japan	(68,064,922)	(9,022,513)		(77,087,435)
Currency Hedged MSCI Mexico	(459,649)	(189,503)		(649,152)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

For the year ended August 31, 2020, the iShares Currency Hedged MSCI Japan ETF utilized $1,712,389 of its capital loss carryforwards.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Currency Hedged MSCI Canada	$11,723,976	$—	$(196,191)	$(196,191)
Currency Hedged MSCI Japan	256,467,426	—	(9,022,513)	(9,022,513)
Currency Hedged MSCI Mexico	871,497	—	(189,503)	(189,503)

N O T E S T O F I N A N C I A L S T A T E M E N T S	32

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI Canada
Shares sold	350,000	$9,479,812	1,850,000	$47,613,132
Shares redeemed	(1,350,000)	(34,101,197)	(600,000)	(15,157,771)

Net increase (decrease)	(1,000,000)	$(24,621,385)	1,250,000	$32,455,361

Currency Hedged MSCI Japan
Shares sold	16,550,000	$516,879,826	14,950,000	$470,204,334
Shares redeemed	(20,000,000)	(611,238,530)	(34,700,000)	(1,053,745,327)

Net decrease	(3,450,000)	$(94,358,704)	(19,750,000)	$(583,540,993)

Currency Hedged MSCI Mexico
Shares sold	—	$—	50,000	$814,287
Shares redeemed	—	—	(50,000)	(858,639)

Net decrease	—	$—	—	$(44,352)

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Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Currency Hedged MSCI Canada ETF,

iShares Currency Hedged MSCI Japan ETF and iShares Currency Hedged MSCI Mexico ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Japan ETF and iShares Currency Hedged MSCI Mexico ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income

Currency Hedged MSCI Canada	$859,400
Currency Hedged MSCI Japan	6,590,041
Currency Hedged MSCI Mexico	10,744

For the fiscal year ended August 31, 2020, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Currency Hedged MSCI Canada	$1,164,202	$203,361
Currency Hedged MSCI Japan	6,936,844	887,128
Currency Hedged MSCI Mexico	11,059	798

The following distribution amounts are hereby designated for the fiscal year ended August 31, 2020:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends

Currency Hedged MSCI Canada	$312,387	$637,636

I M P O R T A N T T A X I N F O R M A T I O N	36

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Japan ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Currency Hedged MSCI Mexico ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers;

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Board Review and Approval of Investment Advisory Contract  (continued)

risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Currency Hedged MSCI Canada(a)	$1.210866	$0.371966	$0.161539	$1.744371	70%	21%	9%	100%
Currency Hedged MSCI Japan(a)	0.636882	—	0.064154	0.701036	91	—	9	100
Currency Hedged MSCI Mexico	0.273039	—	—	0.273039	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director
		(1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	42

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	44

Glossary of Terms Used in this Report

Counterparty Abbreviations

BNY	Bank of New York

CITI	Citibank N.A.

HSBC	HSBC Bank PLC

MS	Morgan Stanley & Co. International PLC

Currency Abbreviations

CAD	Canadian Dollar

JPY	Japanese Yen

MXN	Mexican Peso

USD	United States Dollar

Counterparty Abbreviations (continued)

NAB	National Australia Bank Limited

RBS	Royal Bank of Scotland PLC

SSB	State Street Bank and Trust Co.

UBS	UBS AG

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Financial Information

Audited Financial Statements

August 31, 2020

iShares, Inc.

iShares MSCI Australia ETF  |  EWA  |  NYSE Arca

iShares MSCI Canada ETF  |  EWC  |  NYSE Arca

iShares MSCI Japan ETF  |  EWJ  |  NYSE Arca

iShares MSCI Mexico ETF  |  EWW  |  NYSE Arca

iShares MSCI South Korea ETF  |  EWY  |  NYSE Arca

Schedule of Investments August 31, 2020	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.3%
Qantas Airways Ltd.	1,182,092	$3,444,411

Banks — 22.2%
Australia & New Zealand Banking Group Ltd.	3,665,401	49,552,447
Commonwealth Bank of Australia	2,288,351	115,553,624
National Australia Bank Ltd.	4,131,572	54,785,173
Westpac Banking Corp.	4,670,196	60,580,397

		280,471,641

Beverages — 0.8%
Coca-Cola Amatil Ltd.	654,063	4,401,780
Treasury Wine Estates Ltd.	932,798	6,381,118

		10,782,898

Biotechnology — 9.8%
CSL Ltd.	586,895	124,139,230

Capital Markets — 5.1%
ASX Ltd.	249,852	16,138,510
Macquarie Group Ltd.	435,486	41,127,519
Magellan Financial Group Ltd.	165,312	7,243,695

		64,509,724

Chemicals — 0.5%
Orica Ltd.	524,181	6,737,495

Commercial Services & Supplies — 1.3%
Brambles Ltd.	1,961,932	16,090,996

Construction & Engineering — 0.1%
CIMIC Group Ltd.	121,926	1,908,906

Construction Materials — 1.0%
James Hardie Industries PLC	573,952	13,086,289

Diversified Financial Services — 0.4%
AMP Ltd.(a)	4,452,484	5,038,036

Diversified Telecommunication Services — 1.1%
Telstra Corp. Ltd.	5,366,963	11,470,804
TPG Telecom Ltd.(a)	480,674	2,925,620

		14,396,424

Electric Utilities — 0.3%
AusNet Services	2,387,263	3,222,037

Equity Real Estate Investment Trusts (REITs) — 6.2%
BGP Holdings PLC(a)(b)	18,888,372	226
Dexus	1,410,574	9,211,365
Goodman Group	2,126,423	28,794,227
GPT Group (The)	2,523,752	7,148,466
Mirvac Group	5,096,845	7,953,372
Scentre Group	6,709,493	11,214,130
Stockland	3,089,184	9,047,037
Vicinity Centres	4,966,342	5,307,279

		78,676,102

Food & Staples Retailing — 5.6%
Coles Group Ltd.	1,723,319	22,596,534
Woolworths Group Ltd.	1,631,807	48,115,217

		70,711,751

Gas Utilities — 0.9%
APA Group	1,528,678	11,791,464

Security	Shares	Value

Health Care Equipment & Supplies — 1.0%
Cochlear Ltd.	84,913	$12,066,519

Health Care Providers & Services — 2.0%
Ramsay Health Care Ltd.	236,696	11,388,654
Sonic Healthcare Ltd.	582,242	13,800,632

		25,189,286

Hotels, Restaurants & Leisure — 2.1%
Aristocrat Leisure Ltd.	744,571	15,621,865
Crown Resorts Ltd.	478,627	3,189,256
Tabcorp Holdings Ltd.	2,843,374	7,612,196

		26,423,317

Insurance — 3.5%
Insurance Australia Group Ltd.	2,994,208	10,562,525
Medibank Pvt Ltd.	3,568,102	7,203,894
QBE Insurance Group Ltd.	1,899,225	14,902,503
Suncorp Group Ltd.	1,624,835	11,175,312

		43,844,234

Interactive Media & Services — 1.0%
REA Group Ltd.	68,265	5,763,914
Seek Ltd.	433,333	6,624,143

		12,388,057

IT Services — 2.0%
Afterpay Ltd.(a)	276,714	18,712,628
Computershare Ltd.	630,574	6,197,670

		24,910,298

Metals & Mining — 18.1%
BHP Group Ltd.	3,808,040	106,763,476
BlueScope Steel Ltd.	648,098	6,082,326
Evolution Mining Ltd.	2,097,824	8,610,521
Fortescue Metals Group Ltd.	2,187,969	28,187,511
Newcrest Mining Ltd.	1,044,174	24,680,109
Northern Star Resources Ltd.	958,811	9,679,058
Rio Tinto Ltd.	480,102	34,795,815
South32 Ltd.	6,264,669	9,729,373

		228,528,189

Multi-Utilities — 0.7%
AGL Energy Ltd.	809,864	8,864,234

Multiline Retail — 4.1%
Wesfarmers Ltd.	1,465,403	51,499,253

Oil, Gas & Consumable Fuels — 4.1%
Ampol Ltd.	323,522	6,225,561
Oil Search Ltd.	2,556,729	6,183,009
Origin Energy Ltd.	2,281,839	9,450,188
Santos Ltd.	2,294,040	9,619,477
Washington H Soul Pattinson & Co. Ltd.	137,368	2,126,289
Woodside Petroleum Ltd.	1,233,680	17,864,161

		51,468,685

Real Estate Management & Development — 0.6%
Lendlease Corp. Ltd.	856,939	7,364,164

Road & Rail — 0.6%
Aurizon Holdings Ltd.	2,477,536	7,970,336

Software — 0.3%
WiseTech Global Ltd.	188,327	3,924,831

Transportation Infrastructure — 3.4%
Sydney Airport	1,711,354	7,239,412

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Australia ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Transportation Infrastructure (continued)
Transurban Group	3,537,644	$35,214,912

		42,454,324

Total Common Stocks — 99.1% (Cost: $1,492,530,903)		1,251,903,131

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	494,000	494,000

Total Short-Term Investments — 0.0% (Cost: $494,000)		494,000

Total Investments in Securities — 99.1% (Cost: $1,493,024,903)		1,252,397,131

Other Assets, Less Liabilities — 0.9%		10,861,674

Net Assets — 100.0%		$1,263,258,805

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(91	)(b)	$91	$—	$—	—	$2,211	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	603,000	—	(109,000	)(b)	—	—	494,000	494,000	9,715		—

					$91	$—	$494,000		$11,926		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	101	09/17/20	$11,260	$49,740

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Australia ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$49,740

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(3,101,199)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(57,156)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,464,242

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,251,902,905	$—	$226	$1,251,903,131
Money Market Funds	494,000	—	—	494,000

	$1,252,396,905	$—	$226	$1,252,397,131

Derivative financial instruments(a)
Assets
Futures Contracts	$49,740	$—	$—	$49,740

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments August 31, 2020	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
CAE Inc.	442,231	$7,018,947

Airlines — 0.2%
Air Canada(a)(b)	264,465	3,572,343

Auto Components — 1.0%
Magna International Inc.	464,479	22,643,775

Banks — 24.0%
Bank of Montreal	1,008,983	64,103,467
Bank of Nova Scotia (The)	1,897,946	82,111,529
Canadian Imperial Bank of Commerce	704,442	55,989,880
National Bank of Canada	533,946	29,382,500
Royal Bank of Canada	2,242,076	170,923,987
Toronto-Dominion Bank (The)	2,845,519	142,106,697

		544,618,060

Capital Markets — 3.6%
Brookfield Asset Management Inc., Class A	2,102,731	71,040,499
CI Financial Corp.	372,749	5,298,217
IGM Financial Inc.	148,146	3,619,085
TMX Group Ltd.	25,155	2,647,265

		82,605,066

Chemicals — 1.5%
Nutrien Ltd.	908,926	33,700,614

Commercial Services & Supplies — 0.1%
Ritchie Bros Auctioneers Inc.	38,818	2,273,756

Construction & Engineering — 0.5%
WSP Global Inc.	183,605	12,469,555

Containers & Packaging — 0.4%
CCL Industries Inc., Class B, NVS	247,732	9,166,246

Diversified Financial Services — 0.3%
Onex Corp.	143,118	6,956,263

Diversified Telecommunication Services — 1.0%
BCE Inc.	250,378	10,772,624
TELUS Corp.	644,552	11,882,374

		22,654,998

Electric Utilities — 2.4%
Emera Inc.	387,786	15,848,348
Fortis Inc.	697,717	27,936,525
Hydro One Ltd.(c)	533,616	11,057,701

		54,842,574

Equity Real Estate Investment Trusts (REITs) — 0.5%
Canadian Apartment Properties REIT(b)	141,995	4,904,083
First Capital Real Estate Investment Trust	203,096	2,132,356
RioCan REIT	272,070	3,176,012
SmartCentres Real Estate Investment Trust	136,669	2,154,481

		12,366,932

Food & Staples Retailing — 4.2%
Alimentation Couche-Tard Inc., Class B	1,375,782	44,949,568
Empire Co. Ltd., Class A, NVS	290,131	7,559,728
George Weston Ltd.	125,824	9,099,655
Loblaw Companies Ltd.	291,740	15,093,590
Metro Inc.	408,329	18,464,826

		95,167,367

Security	Shares	Value

Food Products — 0.4%
Saputo Inc.	399,521	$9,977,676

Gas Utilities — 0.3%
AltaGas Ltd.	477,490	6,182,322

Hotels, Restaurants & Leisure — 1.1%
Restaurant Brands International Inc.	452,791	24,558,686

Insurance — 6.9%
Fairfax Financial Holdings Ltd.	43,110	13,303,734
Great-West Lifeco Inc.	459,492	9,384,153
iA Financial Corp. Inc.	180,149	6,491,420
Intact Financial Corp.	222,402	23,847,257
Manulife Financial Corp.	3,085,671	45,564,534
Power Corp. of Canada	907,271	18,132,190
Sun Life Financial Inc.	931,597	38,924,088

		155,647,376

IT Services — 8.9%
CGI Inc.(a)	382,110	26,868,965
Shopify Inc., Class A(a)	163,137	174,440,587

		201,309,552

Media — 1.0%
Quebecor Inc., Class B	296,697	7,364,198
Shaw Communications Inc., Class B, NVS	763,637	14,294,567

		21,658,765

Metals & Mining — 12.2%
Agnico Eagle Mines Ltd.	382,142	31,540,390
B2Gold Corp.	541,168	3,638,384
Barrick Gold Corp.	2,801,880	83,091,940
First Quantum Minerals Ltd.	1,154,499	11,439,105
Franco-Nevada Corp.	298,171	44,892,133
Kinross Gold Corp.(a)	2,038,123	18,113,868
Kirkland Lake Gold Ltd.(b)	439,471	23,441,601
Lundin Mining Corp.	1,118,843	7,015,578
Pan American Silver Corp.	106,391	3,845,084
Teck Resources Ltd., Class B	819,405	9,458,422
Wheaton Precious Metals Corp.	712,208	38,076,986
Yamana Gold Inc.	399,453	2,477,133

		277,030,624

Multi-Utilities — 1.0%
Algonquin Power & Utilities Corp.	944,475	13,105,728
Atco Ltd., Class I, NVS	131,685	4,016,395
Canadian Utilities Ltd., Class A, NVS	221,188	5,557,922

		22,680,045

Multiline Retail — 1.3%
Canadian Tire Corp. Ltd., Class A, NVS	96,879	10,145,546
Dollarama Inc.	481,706	18,825,335

		28,970,881

Oil, Gas & Consumable Fuels — 13.3%
Cameco Corp.	669,667	7,765,968
Canadian Natural Resources Ltd.	1,882,423	37,158,693
Cenovus Energy Inc.	1,782,687	8,428,069
Enbridge Inc.	2,767,673	88,641,156
Imperial Oil Ltd.	445,794	7,359,476
Inter Pipeline Ltd.	710,417	7,507,918
Keyera Corp.	371,788	6,796,876
Parkland Corp./Canada	251,244	7,128,816
Pembina Pipeline Corp.	878,966	21,789,479
Suncor Energy Inc.	2,431,111	39,052,269

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Canada ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
TC Energy Corp.	1,472,592	$68,930,800

		300,559,520

Pharmaceuticals — 0.7%
Bausch Health Companies Inc.(a)	519,352	8,629,625
Canopy Growth Corp.(a)(b)	358,134	5,912,324
Cronos Group Inc.(a)(b)	360,040	1,997,843

		16,539,792

Professional Services — 1.0%
Thomson Reuters Corp.	306,114	23,425,785

Road & Rail — 7.3%
Canadian National Railway Co.	963,330	101,334,671
Canadian Pacific Railway Ltd.	216,700	64,179,257

		165,513,928

Software — 2.7%
BlackBerry Ltd.(a)	921,114	4,807,226
Constellation Software Inc.	31,868	36,931,856
Open Text Corp.	434,460	19,726,508

		61,465,590

Textiles, Apparel & Luxury Goods — 0.3%
Gildan Activewear Inc.(b)	347,089	6,736,928

Wireless Telecommunication Services — 1.1%
Rogers Communications Inc., Class B, NVS	573,644	23,888,809

Total Common Stocks — 99.5% (Cost: $2,549,116,378)		2,256,202,775

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	12,131,561	$12,143,692
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	945,000	945,000

		13,088,692

Total Short-Term Investments — 0.6% (Cost: $13,073,890)		13,088,692

Total Investments in Securities — 100.1% (Cost: $2,562,190,268)		2,269,291,467

Other Assets, Less Liabilities — (0.1)%		(3,257,054)

Net Assets — 100.0%		$2,266,034,413

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$52,333,598	$—	$(40,209,917	)(a)	$17,029	$2,982	$12,143,692	12,131,561	$2,045,033	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	986,000	—	(41,000	)(a)	—	—	945,000	945,000	13,958		—

					$17,029	$2,982	$13,088,692		$2,058,991		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSX 60 Index	62	09/17/20	$9,412	$520,021

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Canada ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$520,021

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$546,718

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$451,059

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,883,341

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,256,202,775	$—	$—	$2,256,202,775
Money Market Funds	13,088,692	—	—	13,088,692

	$2,269,291,467	$—	$—	$2,269,291,467

Derivative financial instruments(a)
Assets
Futures Contracts	$520,021	$—	$—	$520,021

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.4%
SG Holdings Co. Ltd.	447,100	$20,553,657
Yamato Holdings Co. Ltd.	862,800	22,553,459

		43,107,116

Airlines — 0.1%
ANA Holdings Inc.(a)	322,000	8,038,993
Japan Airlines Co. Ltd.	313,400	6,247,608

		14,286,601

Auto Components — 2.2%
Aisin Seiki Co. Ltd.	452,900	15,567,170
Bridgestone Corp.	1,499,300	47,518,952
Denso Corp.	1,212,600	50,964,762
JTEKT Corp.	578,800	4,470,151
Koito Manufacturing Co. Ltd.	292,500	14,177,472
NGK Spark Plug Co. Ltd.	435,100	7,487,930
Stanley Electric Co. Ltd.	366,800	10,515,083
Sumitomo Electric Industries Ltd.	2,111,800	24,872,820
Sumitomo Rubber Industries Ltd.	481,800	4,638,765
Toyoda Gosei Co. Ltd.	180,200	3,933,830
Toyota Industries Corp.	408,800	23,823,697
Yokohama Rubber Co. Ltd. (The)	334,500	5,239,328

		213,209,960

Automobiles — 6.6%
Honda Motor Co. Ltd.	4,572,500	117,670,352
Isuzu Motors Ltd.	1,545,700	15,290,106
Mazda Motor Corp.	1,579,500	10,128,342
Mitsubishi Motors Corp.	1,878,000	4,515,913
Nissan Motor Co. Ltd.	6,501,800	26,456,002
Subaru Corp.	1,723,400	35,794,130
Suzuki Motor Corp.	1,031,800	42,315,038
Toyota Motor Corp.	5,948,700	393,008,555
Yamaha Motor Co. Ltd.	785,700	12,380,637

		657,559,075

Banks — 4.7%
Aozora Bank Ltd.	330,000	5,928,144
Bank of Kyoto Ltd. (The)	161,400	6,879,419
Chiba Bank Ltd. (The)	1,503,600	7,798,387
Concordia Financial Group Ltd.	2,883,800	9,572,329
Fukuoka Financial Group Inc.	486,000	8,043,095
Japan Post Bank Co. Ltd.	1,123,900	9,040,376
Mebuki Financial Group Inc.	2,606,880	6,317,772
Mitsubishi UFJ Financial Group Inc.	34,284,480	143,060,799
Mizuho Financial Group Inc.	67,658,180	91,746,393
Resona Holdings Inc.	5,836,800	21,465,906
Seven Bank Ltd.	1,656,500	4,155,113
Shinsei Bank Ltd.	430,800	5,033,346
Shizuoka Bank Ltd. (The)	1,168,400	8,120,240
Sumitomo Mitsui Financial Group Inc.	3,658,800	107,578,277
Sumitomo Mitsui Trust Holdings Inc.	948,032	27,454,442

		462,194,038

Beverages — 1.1%
Asahi Group Holdings Ltd.	1,082,000	37,884,540
Coca-Cola Bottlers Japan Holdings Inc.	344,100	5,736,893
Ito En Ltd.	150,900	9,121,307
Kirin Holdings Co. Ltd.	2,304,100	45,301,980
Suntory Beverage & Food Ltd.	391,600	15,103,437

		113,148,157

Security	Shares	Value

Biotechnology — 0.1%
PeptiDream Inc.(a)	263,300	$10,688,920

Building Products — 1.8%
AGC Inc.	539,200	15,279,325
Daikin Industries Ltd.	698,000	131,411,854
LIXIL Group Corp.	746,600	13,728,794
TOTO Ltd.	396,700	17,413,725

		177,833,698

Capital Markets — 1.2%
Daiwa Securities Group Inc.	4,049,000	18,250,950
Japan Exchange Group Inc.	1,423,700	36,893,089
Nomura Holdings Inc.	8,799,900	45,184,078
SBI Holdings Inc.	661,710	15,056,874

		115,384,991

Chemicals — 3.9%
Air Water Inc.	513,600	7,216,408
Asahi Kasei Corp.	3,509,900	29,457,410
Daicel Corp.	664,600	4,825,706
JSR Corp.	569,000	12,126,361
Kansai Paint Co. Ltd.	498,500	11,888,410
Kuraray Co. Ltd.	889,300	9,098,878
Mitsubishi Chemical Holdings Corp.	3,575,100	20,895,346
Mitsubishi Gas Chemical Co. Inc.	444,600	7,940,708
Mitsui Chemicals Inc.	516,600	12,144,691
Nippon Paint Holdings Co. Ltd.	409,100	35,105,946
Nissan Chemical Corp.	348,200	18,453,336
Nitto Denko Corp.	443,500	26,933,283
Shin-Etsu Chemical Co. Ltd.	993,300	120,690,938
Showa Denko KK	378,300	7,373,720
Sumitomo Chemical Co. Ltd.	4,173,300	13,577,146
Taiyo Nippon Sanso Corp.	425,800	7,492,506
Teijin Ltd.	500,600	7,855,141
Toray Industries Inc.	3,872,600	18,394,348
Tosoh Corp.	724,800	10,764,864

		382,235,146

Commercial Services & Supplies — 1.0%
Dai Nippon Printing Co. Ltd.	679,300	14,438,608
Park24 Co. Ltd.	306,100	5,530,554
Secom Co. Ltd.	588,400	55,624,593
Sohgo Security Services Co. Ltd.	199,000	9,298,364
Toppan Printing Co. Ltd.	732,200	11,378,807

		96,270,926

Construction & Engineering — 0.7%
JGC Holdings Corp.	611,000	6,746,956
Kajima Corp.	1,261,000	15,708,247
Obayashi Corp.	1,813,500	17,733,976
Shimizu Corp.	1,541,700	11,863,145
Taisei Corp.	534,500	18,472,747

		70,525,071

Construction Materials — 0.1%
Taiheiyo Cement Corp.	337,300	8,575,235

Consumer Finance — 0.0%
Acom Co. Ltd.	1,110,200	4,334,224

Diversified Consumer Services — 0.0%
Benesse Holdings Inc.	199,400	5,078,782

Diversified Financial Services — 0.6%
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,126,500	5,322,047

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
ORIX Corp.	3,685,300	$45,942,445
Tokyo Century Corp.	119,900	6,150,748

		57,415,240

Diversified Telecommunication Services — 0.8%
Nippon Telegraph & Telephone Corp.	3,610,400	82,101,745

Electric Utilities — 0.9%
Chubu Electric Power Co. Inc.	1,801,500	22,245,879
Chugoku Electric Power Co. Inc. (The)	813,300	9,908,846
Kansai Electric Power Co. Inc. (The)	1,965,200	19,347,153
Kyushu Electric Power Co. Inc.	1,061,400	9,398,412
Tohoku Electric Power Co. Inc.	1,199,000	12,154,510
Tokyo Electric Power Co. Holdings Inc.(a)	4,035,700	11,873,623

		84,928,423

Electrical Equipment — 1.9%
Fuji Electric Co. Ltd.	355,400	11,109,916
Mitsubishi Electric Corp.	5,110,300	70,501,852
Nidec Corp.	1,254,300	105,399,286

		187,011,054

Electronic Equipment, Instruments & Components — 5.9%
Hamamatsu Photonics KK	395,000	17,990,947
Hirose Electric Co. Ltd.	90,458	10,244,713
Hitachi Ltd.	2,714,700	90,366,269
Keyence Corp.	511,604	210,729,999
Kyocera Corp.	898,500	51,574,044
Murata Manufacturing Co. Ltd.	1,608,900	95,279,287
Omron Corp.	518,600	37,998,227
Shimadzu Corp.	622,200	18,570,069
TDK Corp.	363,400	37,729,587
Yokogawa Electric Corp.	636,500	10,401,759

		580,884,901

Entertainment — 2.4%
Konami Holdings Corp.	260,800	10,046,377
Nexon Co. Ltd.	1,357,100	31,775,938
Nintendo Co. Ltd.	313,900	167,954,038
Square Enix Holdings Co. Ltd.	259,000	17,072,092
Toho Co. Ltd.	312,800	11,887,255

		238,735,700

Equity Real Estate Investment Trusts (REITs) — 1.5%
Daiwa House REIT Investment Corp.	5,530	14,444,905
GLP J-REIT	10,184	15,711,277
Japan Prime Realty Investment Corp.	2,284	6,902,937
Japan Real Estate Investment Corp.	3,687	20,652,346
Japan Retail Fund Investment Corp.	7,335	11,060,083
Nippon Building Fund Inc.	3,562	21,463,699
Nippon Prologis REIT Inc.	5,889	19,269,961
Nomura Real Estate Master Fund Inc.(a)	11,839	15,172,051
Orix JREIT Inc.	7,306	10,864,786
United Urban Investment Corp.	8,257	9,187,854

		144,729,899

Food & Staples Retailing — 1.7%
Aeon Co. Ltd.	1,831,400	45,402,901
Cosmos Pharmaceutical Corp.	56,100	9,866,236
Kobe Bussan Co. Ltd.	171,600	10,113,631
Lawson Inc.	141,100	6,958,867
Seven & i Holdings Co. Ltd.	2,113,280	68,413,317
Sundrug Co. Ltd.	199,800	7,432,797
Tsuruha Holdings Inc.	103,300	13,793,465

Security	Shares	Value

Food & Staples Retailing (continued)
Welcia Holdings Co. Ltd.	264,000	$11,289,924

		173,271,138

Food Products — 1.6%
Ajinomoto Co. Inc.	1,305,000	24,316,847
Calbee Inc.	245,500	7,651,256
Kikkoman Corp.	405,600	22,030,798
MEIJI Holdings Co. Ltd.	320,456	25,867,352
NH Foods Ltd.	231,500	10,489,486
Nisshin Seifun Group Inc.	553,175	9,133,947
Nissin Foods Holdings Co. Ltd.	177,900	17,782,451
Toyo Suisan Kaisha Ltd.	248,900	14,129,643
Yakult Honsha Co. Ltd.	334,800	19,100,759
Yamazaki Baking Co. Ltd.	336,500	5,476,911

		155,979,450

Gas Utilities — 0.5%
Osaka Gas Co. Ltd.	1,050,700	20,539,404
Toho Gas Co. Ltd.	205,900	9,067,405
Tokyo Gas Co. Ltd.	1,052,100	23,379,449

		52,986,258

Health Care Equipment & Supplies — 3.0%
Asahi Intecc Co. Ltd.	547,300	16,231,397
Hoya Corp.	1,054,200	103,536,169
Olympus Corp.	3,262,100	64,568,324
Sysmex Corp.	469,400	40,975,395
Terumo Corp.	1,807,400	73,458,381

		298,769,666

Health Care Providers & Services — 0.3%
Alfresa Holdings Corp.	523,600	10,516,932
Medipal Holdings Corp.	512,300	9,792,372
Suzuken Co. Ltd.	188,240	6,993,876

		27,303,180

Health Care Technology — 0.7%
M3 Inc.	1,234,800	71,494,856

Hotels, Restaurants & Leisure — 0.9%
McDonald’s Holdings Co. Japan Ltd.	184,300	9,037,295
Oriental Land Co. Ltd.	559,900	75,976,812

		85,014,107

Household Durables — 4.3%
Casio Computer Co. Ltd.	543,100	8,752,491
Iida Group Holdings Co. Ltd.	412,480	8,051,616
Nikon Corp.	844,600	6,626,500
Panasonic Corp.	6,180,915	56,997,659
Rinnai Corp.	101,200	9,361,799
Sekisui Chemical Co. Ltd.	1,002,400	16,041,047
Sekisui House Ltd.	1,728,300	34,160,185
Sharp Corp.	590,800	7,337,297
Sony Corp.	3,536,900	277,128,597

		424,457,191

Household Products — 0.8%
Lion Corp.	628,400	13,309,316
Pigeon Corp.	322,200	14,720,722
Unicharm Corp.	1,129,800	49,157,407

		77,187,445

Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	386,600	5,829,350

Industrial Conglomerates — 0.4%
Keihan Holdings Co. Ltd.	269,900	11,631,317

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
Toshiba Corp.	1,080,400	$31,124,730

		42,756,047

Insurance — 2.6%
Dai-ichi Life Holdings Inc.	3,019,600	45,716,137
Japan Post Holdings Co. Ltd.	4,401,700	32,529,702
Japan Post Insurance Co. Ltd.	632,500	10,103,777
MS&AD Insurance Group Holdings Inc.	1,245,840	34,551,515
Sompo Holdings Inc.	941,550	35,337,536
T&D Holdings Inc.	1,505,100	15,754,265
Tokio Marine Holdings Inc.	1,772,000	81,711,349

		255,704,281

Interactive Media & Services — 0.7%
Kakaku.com Inc.	380,000	10,130,228
LINE Corp.(a)	169,200	8,615,965
Z Holdings Corp.	7,430,300	49,397,534

		68,143,727

Internet & Direct Marketing Retail — 0.4%
Mercari Inc.(a)	238,600	10,822,443
Rakuten Inc.	2,412,800	21,228,181
ZOZO Inc.	305,200	8,588,022

		40,638,646

IT Services — 2.5%
Fujitsu Ltd.	551,600	71,885,633
GMO Payment Gateway Inc.	114,548	12,108,851
Itochu Techno-Solutions Corp.	269,300	9,751,634
NEC Corp.	694,000	36,583,149
Nomura Research Institute Ltd.	895,712	23,810,761
NTT Data Corp.	1,764,000	20,160,950
Obic Co. Ltd.	195,500	34,640,436
Otsuka Corp.	291,500	14,293,932
SCSK Corp.	147,200	7,967,636
TIS Inc.	625,000	12,494,695

		243,697,677

Leisure Products — 1.0%
Bandai Namco Holdings Inc.	559,198	34,734,662
Sega Sammy Holdings Inc.	489,500	5,673,021
Shimano Inc.	208,000	44,034,136
Yamaha Corp.	376,900	18,374,964

		102,816,783

Machinery — 5.3%
Amada Co. Ltd.	906,500	8,069,555
Daifuku Co. Ltd.	282,700	24,872,375
FANUC Corp.	538,000	94,389,080
Hino Motors Ltd.	806,300	5,428,810
Hitachi Construction Machinery Co. Ltd.	302,100	10,597,501
Hoshizaki Corp.	142,300	10,882,673
Kawasaki Heavy Industries Ltd.	396,700	5,618,779
Komatsu Ltd.	2,449,800	53,225,887
Kubota Corp.	2,903,900	52,480,780
Kurita Water Industries Ltd.	277,300	8,681,560
Makita Corp.	626,000	28,925,456
MINEBEA MITSUMI Inc.	1,014,100	17,586,213
MISUMI Group Inc.	796,900	20,905,991
Mitsubishi Heavy Industries Ltd.	895,400	22,236,182
Miura Co. Ltd.	246,000	10,067,801
Nabtesco Corp.	313,800	9,927,851
NGK Insulators Ltd.	723,000	10,274,516
NSK Ltd.	994,100	7,621,324

Security	Shares	Value

Machinery (continued)
SMC Corp.	160,600	$88,216,795
Sumitomo Heavy Industries Ltd.	309,100	7,033,413
THK Co. Ltd.	336,500	7,888,528
Yaskawa Electric Corp.	673,200	24,218,568

		529,149,638

Marine — 0.1%
Nippon Yusen KK	430,200	6,726,122

Media — 0.4%
CyberAgent Inc.	284,100	15,136,640
Dentsu Group Inc.	608,500	15,974,954
Hakuhodo DY Holdings Inc.	650,500	8,097,129

		39,208,723

Metals & Mining — 0.7%
Hitachi Metals Ltd.	594,900	8,925,323
JFE Holdings Inc.	1,368,050	10,359,226
Maruichi Steel Tube Ltd.	159,800	4,284,138
Mitsubishi Materials Corp.	313,300	6,582,417
Nippon Steel Corp.	2,264,570	22,305,091
Sumitomo Metal Mining Co. Ltd.	650,100	19,844,158

		72,300,353

Multiline Retail — 0.5%
Isetan Mitsukoshi Holdings Ltd.	948,060	5,221,058
Marui Group Co. Ltd.	530,000	9,680,890
Pan Pacific International Holdings Corp.	1,155,900	27,152,123
Ryohin Keikaku Co. Ltd.	665,100	10,411,297

		52,465,368

Oil, Gas & Consumable Fuels — 0.6%
ENEOS Holdings Inc.	8,576,195	33,610,888
Idemitsu Kosan Co. Ltd.	547,829	12,067,788
Inpex Corp.	2,860,300	18,174,078

		63,852,754

Paper & Forest Products — 0.1%
Oji Holdings Corp.	2,419,800	10,930,116

Personal Products — 2.0%
Kao Corp.	1,351,900	102,866,529
Kobayashi Pharmaceutical Co. Ltd.	138,800	12,355,811
Kose Corp.	93,300	10,936,103
Pola Orbis Holdings Inc.	254,600	4,612,067
Shiseido Co. Ltd.	1,119,600	65,152,073

		195,922,583

Pharmaceuticals — 7.3%
Astellas Pharma Inc.	5,212,750	81,820,193
Chugai Pharmaceutical Co. Ltd.	1,883,700	83,860,132
Daiichi Sankyo Co. Ltd.	1,590,869	141,722,282
Eisai Co. Ltd.	706,400	61,717,158
Hisamitsu Pharmaceutical Co. Inc.	143,000	6,594,087
Kyowa Kirin Co. Ltd.	756,200	19,553,024
Nippon Shinyaku Co. Ltd.	128,800	10,627,564
Ono Pharmaceutical Co. Ltd.	1,035,900	31,249,414
Otsuka Holdings Co. Ltd.	1,092,400	47,973,094
Santen Pharmaceutical Co. Ltd.	1,006,000	19,172,295
Shionogi & Co. Ltd.	742,800	41,207,906
Sumitomo Dainippon Pharma Co. Ltd.	504,800	6,388,246
Taisho Pharmaceutical Holdings Co. Ltd.	94,400	5,804,027
Takeda Pharmaceutical Co. Ltd.	4,421,300	165,061,311

		722,750,733

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.7%
Nihon M&A Center Inc.	418,400	$20,832,213
Persol Holdings Co. Ltd.	494,900	7,723,697
Recruit Holdings Co. Ltd.	3,567,900	135,455,377

		164,011,287

Real Estate Management & Development — 2.1%
Aeon Mall Co. Ltd.	289,200	3,826,183
Daito Trust Construction Co. Ltd.	183,600	16,276,332
Daiwa House Industry Co. Ltd.	1,585,500	42,468,884
Hulic Co. Ltd.	843,200	7,680,996
Mitsubishi Estate Co. Ltd.	3,311,400	51,882,607
Mitsui Fudosan Co. Ltd.	2,604,700	47,159,451
Nomura Real Estate Holdings Inc.	326,000	6,237,484
Sumitomo Realty & Development Co. Ltd.	865,100	25,542,252
Tokyu Fudosan Holdings Corp.	1,698,100	7,301,934

		208,376,123

Road & Rail — 3.2%
Central Japan Railway Co.	404,400	60,596,124
East Japan Railway Co.	847,700	55,133,075
Hankyu Hanshin Holdings Inc.	641,300	20,833,406
Keikyu Corp.	618,700	9,229,887
Keio Corp.	286,200	17,299,656
Keisei Electric Railway Co. Ltd.	361,900	10,647,631
Kintetsu Group Holdings Co. Ltd.	481,900	21,176,425
Kyushu Railway Co.	417,800	9,211,338
Nagoya Railroad Co. Ltd.	522,900	14,590,609
Nippon Express Co. Ltd.	201,900	11,937,508
Odakyu Electric Railway Co. Ltd.	826,400	20,440,824
Seibu Holdings Inc.	589,700	6,483,947
Tobu Railway Co. Ltd.	529,600	16,530,492
Tokyu Corp.	1,398,000	18,693,611
West Japan Railway Co.	454,500	23,876,840

		316,681,373

Semiconductors & Semiconductor Equipment — 2.1%
Advantest Corp.	558,600	26,706,606
Disco Corp.	80,700	18,819,473
Lasertec Corp.	211,200	15,932,859
Renesas Electronics Corp.(a)	2,151,600	13,533,096
Rohm Co. Ltd.	247,600	15,923,731
SUMCO Corp.	738,000	10,007,487
Tokyo Electron Ltd.	418,852	107,235,907

		208,159,159

Software — 0.4%
Oracle Corp. Japan	107,100	12,563,761
Trend Micro Inc.	374,600	23,172,955

		35,736,716

Specialty Retail — 1.9%
ABC-Mart Inc.	91,500	4,814,654
Fast Retailing Co. Ltd.	163,600	97,624,669
Hikari Tsushin Inc.	58,800	14,205,818
Nitori Holdings Co. Ltd.	224,300	46,913,801
Shimamura Co. Ltd.	61,100	5,041,492
USS Co. Ltd.	608,900	10,283,746

Security	Shares	Value

Specialty Retail (continued)
Yamada Denki Co. Ltd.	2,029,800	$10,891,190

		189,775,370

Technology Hardware, Storage & Peripherals — 1.3%
Brother Industries Ltd.	619,900	10,259,084
Canon Inc.	2,800,050	48,372,781
FUJIFILM Holdings Corp.	1,008,400	47,983,275
Ricoh Co. Ltd.	1,880,600	14,063,047
Seiko Epson Corp.	778,500	9,293,988

		129,972,175

Tobacco — 0.6%
Japan Tobacco Inc.	3,358,900	62,794,278

Trading Companies & Distributors — 3.7%
ITOCHU Corp.	3,772,600	96,889,774
Marubeni Corp.	4,619,600	27,862,664
Mitsubishi Corp.	3,750,300	88,855,003
Mitsui & Co. Ltd.	4,574,200	82,559,468
MonotaRO Co. Ltd.	350,200	13,836,937
Sumitomo Corp.	3,326,100	43,111,174
Toyota Tsusho Corp.	593,700	17,299,571

		370,414,591

Transportation Infrastructure — 0.1%
Japan Airport Terminal Co. Ltd.	142,500	6,409,779
Kamigumi Co. Ltd.	278,300	5,747,343

		12,157,122

Wireless Telecommunication Services — 5.7%
KDDI Corp.	4,523,800	131,305,167
NTT DOCOMO Inc.	3,169,400	88,436,556
Softbank Corp.	5,362,100	70,410,903
SoftBank Group Corp.	4,396,000	273,514,150

		563,666,776

Total Common Stocks — 99.2% (Cost: $10,859,180,714)		9,831,340,064

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(b)(c)	4,320,000	4,320,000

Total Short-Term Investments — 0.1% (Cost: $4,320,000)		4,320,000

Total Investments in Securities — 99.3% (Cost: $10,863,500,714)		9,835,660,064

Other Assets, Less Liabilities — 0.7%		73,366,284

Net Assets — 100.0%		$9,909,026,348

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$53,779,438	$—	$(53,778,604	)(b)	11,409	$(12,243)	$—	—	$223,509	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,212,000	—	(892,000	)(b)	—	—	4,320,000	4,320,000	64,061		—

					$11,409	$(12,243)	$4,320,000		$287,570		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	431	09/10/20	$65,679	$(61,167)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$61,167

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$15,247,664

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$713,047

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$79,199,717

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$9,831,340,064	$—	$—	$9,831,340,064
Money Market Funds	4,320,000	—	—	4,320,000

	$9,835,660,064	$—	$—	$9,835,660,064

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(61,167)	$—	$—	$(61,167)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Mexico ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 0.5%
Controladora Vuela Cia. de Aviacion SAB de CV, Class A(a)	5,695,200	$4,598,108

Banks — 9.3%
Banco del Bajio SA(a)(b)(c)	5,938,830	4,748,676
Grupo Financiero Banorte SAB de CV, Class O(a)	15,926,461	55,065,124
Grupo Financiero Inbursa SAB de CV, Class O(a)	17,587,292	12,865,418
Regional SAB de CV(a)	1,907,200	4,755,365

		77,434,583

Beverages — 13.4%
Arca Continental SAB de CV(c)	3,353,529	15,296,665
Becle SAB de CV	4,172,688	7,971,310
Coca-Cola Femsa SAB de CV(c)	2,920,346	12,249,281
Fomento Economico Mexicano SAB de CV	13,175,010	76,668,613

		112,185,869

Building Products — 0.3%
Grupo Rotoplas SAB de CV(c)	3,048,445	2,232,778

Capital Markets — 0.9%
Bolsa Mexicana de Valores SAB de CV	3,719,187	7,833,981

Chemicals — 1.9%
Alpek SAB de CV(c)	3,726,200	2,790,479
Orbia Advance Corp. SAB de CV	8,034,042	12,906,740

		15,697,219

Construction Materials — 5.1%
Cemex SAB de CV, CPO, NVS	111,028,929	35,612,861
Grupo Cementos de Chihuahua SAB de CV(c)	1,456,000	6,620,722

		42,233,583

Consumer Finance — 0.3%
Gentera SAB de CV(a)(c)	9,097,406	2,984,528

Diversified Telecommunication Services — 1.5%
Axtel SAB de CV, CPO(a)	12,123,291	3,871,964
Telesites SAB de CV(a)	11,247,646	8,489,953

		12,361,917

Equity Real Estate Investment Trusts (REITs) — 5.5%
Concentradora Fibra Danhos SA de CV	2,950,556	2,775,836
Fibra Uno Administracion SA de CV	23,130,300	18,051,061
Macquarie Mexico Real Estate Management SA de CV(a)(b)	6,742,700	7,834,545
PLA Administradora Industrial S. de RL de CV	6,586,000	8,510,102
Prologis Property Mexico SA de CV	4,264,766	8,464,838

		45,636,382

Food & Staples Retailing — 11.6%
Grupo Comercial Chedraui SA de CV	3,399,000	3,930,764
La Comer SAB de CV(c)	4,524,155	6,846,386
Wal-Mart de Mexico SAB de CV	35,741,533	85,785,558

		96,562,708

Food Products — 5.5%
Gruma SAB de CV, Class B	1,632,235	19,301,779
Grupo Bimbo SAB de CV, Series A(c)	12,262,204	22,646,362
Grupo Herdez SAB de CV	2,242,744	3,827,401

		45,775,542

Gas Utilities — 1.4%
Infraestructura Energetica Nova SAB de CV	4,102,900	12,014,752

Security	Shares	Value

Hotels, Restaurants & Leisure — 0.6%
Alsea SAB de CV(a)(c)	4,529,066	$4,683,029

Household Products — 2.2%
Kimberly-Clark de Mexico SAB de CV, Class A	11,553,554	18,560,859

Industrial Conglomerates — 2.4%
Alfa SAB de CV, Class A	19,666,951	12,643,425
Grupo Carso SAB de CV, Series A1	3,635,133	7,176,921

		19,820,346

Insurance — 0.8%
Qualitas Controladora SAB de CV	1,800,500	7,078,270

Media — 3.5%
Grupo Televisa SAB, CPO(a)	17,671,047	21,816,307
Megacable Holdings SAB de CV, CPO	2,476,900	7,128,755

		28,945,062

Metals & Mining — 6.8%
Grupo Mexico SAB de CV, Series B	14,199,386	37,889,251
Industrias Penoles SAB de CV(c)	1,113,273	18,568,962

		56,458,213

Pharmaceuticals — 0.9%
Genomma Lab Internacional SAB de CV, Class B(a)	7,328,393	7,688,015

Real Estate Management & Development — 0.9%
Corp Inmobiliaria Vesta SAB de CV	5,009,449	7,484,647

Transportation Infrastructure — 7.6%
Grupo Aeroportuario del Centro Norte SAB de CV(a)	2,555,792	11,673,077
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,778,149	21,602,184
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)(c)	1,541,075	17,461,198
Promotora y Operadora de Infraestructura SAB de CV(a)(c)	1,754,020	13,037,740

		63,774,199

Wireless Telecommunication Services — 16.9%
America Movil SAB de CV, Series L, NVS	232,664,418	141,282,560

Total Common Stocks — 99.8% (Cost: $1,292,011,887)		833,327,150

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	13,946,711	13,960,657
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	574,000	574,000

		14,534,657

Total Short-Term Investments — 1.7% (Cost: $14,534,142)		14,534,657

Total Investments in Securities — 101.5% (Cost: $1,306,546,029)		847,861,807

Other Assets, Less Liabilities — (1.5)%		(12,934,479)

Net Assets — 100.0%		$834,927,328

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Mexico ETF

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,760,635	$10,199,252	(a)	$—	$241	$529	$13,960,657	13,946,711	$52,917	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	371,000	203,000	(a)	—	—	—	574,000	574,000	7,778		—

					$241	$529	$14,534,657		$60,695		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MEX BOLSA Index	96	09/18/20	$1,615	$(86,699)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$86,699

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(229,562)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(170,355)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,071,794

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Mexico ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets

Common Stocks	$833,327,150	$—	$—	$833,327,150
Money Market Funds	14,534,657	—	—	14,534,657

	$847,861,807	$—	$—	$847,861,807

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(86,699)	$—	$—	$(86,699)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments August 31, 2020	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Korea Aerospace Industries Ltd.	699,653	$13,222,670

Air Freight & Logistics — 0.4%
Hyundai Glovis Co. Ltd.	170,088	20,833,239

Airlines — 0.3%
Korean Air Lines Co. Ltd.(a)	978,254	14,535,048

Auto Components — 2.6%
Hankook Tire & Technology Co. Ltd.	724,630	17,995,273
Hanon Systems	1,829,875	19,871,527
Hyundai Mobis Co. Ltd.(a)	478,798	90,286,011

		128,152,811

Automobiles — 4.7%
Hyundai Motor Co.(a)	1,066,448	158,454,476
Kia Motors Corp.	1,910,283	68,264,596

		226,719,072

Banks — 5.7%
BNK Financial Group Inc.	2,820,824	12,063,125
Hana Financial Group Inc.	2,135,163	50,687,429
Industrial Bank of Korea	2,350,491	16,007,637
KB Financial Group Inc.	2,757,851	85,551,654
Shinhan Financial Group Co. Ltd.	3,268,676	81,586,197
Woori Financial Group Inc.	4,164,597	29,659,475

		275,555,517

Biotechnology — 3.6%
Alteogen Inc.(a)	21,178	3,726,073
Celltrion Inc.(a)(b)	652,163	163,054,475
Seegene Inc.	28,588	6,329,358

		173,109,906

Capital Markets — 1.7%
Korea Investment Holdings Co. Ltd.	368,607	18,897,354
Meritz Securities Co. Ltd.	4,306,944	11,620,301
Mirae Asset Daewoo Co. Ltd.	3,542,318	27,732,601
NH Investment & Securities Co. Ltd.	1,536,444	11,588,971
Samsung Securities Co. Ltd.	598,208	15,183,072

		85,022,299

Chemicals — 5.7%
Hanwha Solutions Corp.	1,048,760	35,270,614
Kumho Petrochemical Co. Ltd.	221,691	18,755,742
LG Chem Ltd.	320,209	199,473,575
Lotte Chemical Corp.	143,394	22,874,958

		276,374,889

Commercial Services & Supplies — 0.3%
S-1 Corp.	189,917	13,941,209

Communications Equipment — 0.4%
KMW Co. Ltd.(a)(b)	290,589	18,689,283

Construction & Engineering — 1.3%
Daelim Industrial Co. Ltd.	265,765	19,441,854
Daewoo Engineering & Construction Co. Ltd.(a)	32,148	79,700
GS Engineering & Construction Corp.	627,275	13,042,927
Hyundai Engineering & Construction Co. Ltd.	680,168	18,465,711
Samsung Engineering Co. Ltd.(a)	1,446,104	13,756,187

		64,786,379

Construction Materials — 0.4%
POSCO Chemical Co. Ltd.	286,533	21,467,663

Security	Shares	Value

Consumer Finance — 0.2%
Samsung Card Co. Ltd.	379,869	$9,193,732

Diversified Telecommunication Services — 0.4%
LG Uplus Corp.	1,854,976	18,660,631

Electric Utilities — 0.7%
Korea Electric Power Corp.(a)	1,916,340	33,070,940

Electronic Equipment, Instruments & Components — 4.8%
LG Display Co. Ltd.(a)	1,938,484	23,825,125
LG Innotek Co. Ltd.	141,583	17,282,208
Samsung Electro-Mechanics Co. Ltd.	420,098	44,029,128
Samsung SDI Co. Ltd.	389,399	148,331,550

		233,468,011

Entertainment — 2.7%
NCSoft Corp.	126,429	87,805,308
Netmarble Corp.(a)(b)(c)	239,084	33,510,805
Pearl Abyss Corp.(a)(b)	80,808	12,380,719

		133,696,832

Food & Staples Retailing — 0.8%
BGF retail Co. Ltd.	91,565	9,827,879
E-MART Inc.	198,036	20,005,320
GS Retail Co. Ltd.	353,889	9,816,182

		39,649,381

Food Products — 1.3%
CJ CheilJedang Corp.	79,179	27,128,422
Orion Corp./Republic of Korea	217,080	25,675,343
Ottogi Corp.	21,355	10,822,216

		63,625,981

Gas Utilities — 0.2%
Korea Gas Corp.	389,090	7,730,048

Health Care Providers & Services — 0.8%
Celltrion Healthcare Co. Ltd.(a)	463,157	39,028,551

Hotels, Restaurants & Leisure — 0.4%
Kangwon Land Inc.	1,021,909	17,764,476

Household Durables — 1.7%
Coway Co. Ltd.(a)	424,392	28,509,539
LG Electronics Inc.	783,294	55,520,966

		84,030,505

Industrial Conglomerates — 3.8%
CJ Corp.	167,838	11,444,463
Hanwha Corp.	574,468	13,298,990
LG Corp.	702,807	48,928,478
Lotte Corp.	378,556	9,560,300
Samsung C&T Corp.	617,166	56,110,723
SK Holdings Co. Ltd.	256,744	46,252,391

		185,595,345

Insurance — 2.0%
DB Insurance Co. Ltd.	481,124	17,679,150
Hyundai Marine & Fire Insurance Co. Ltd.	717,660	13,351,533
Samsung Fire & Marine Insurance Co. Ltd.	231,274	36,407,305
Samsung Life Insurance Co. Ltd.	552,407	28,459,726

		95,897,714

Interactive Media & Services — 7.4%
Kakao Corp.	377,364	129,292,994
NAVER Corp.	846,596	229,840,231

		359,133,225

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI South Korea ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 0.2%
CJ ENM Co. Ltd.	115,404	$11,531,657

IT Services — 0.7%
Samsung SDS Co. Ltd.	258,449	34,266,956

Leisure Products — 0.7%
HLB Inc.(a)(b)	436,237	31,875,892

Life Sciences Tools & Services — 1.7%
Samsung Biologics Co. Ltd.(a)(b)(c)	123,288	80,745,908

Machinery — 1.6%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	519,655	9,689,669
Doosan Bobcat Inc.	554,221	12,270,404
Hyundai Heavy Industries Holdings Co. Ltd.	86,448	16,446,879
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	309,896	22,487,613
Samsung Heavy Industries Co. Ltd.(a)	3,879,752	16,852,867

		77,747,432

Marine — 0.2%
Pan Ocean Co. Ltd.(a)	3,483,664	9,956,258

Media — 0.2%
Cheil Worldwide Inc.	763,286	11,726,551

Metals & Mining — 2.5%
Hyundai Steel Co.	755,584	15,965,282
Korea Zinc Co. Ltd.	70,459	23,636,595
POSCO	541,733	84,139,859

		123,741,736

Multiline Retail — 0.4%
Hyundai Department Store Co. Ltd.	2,215	100,131
Lotte Shopping Co. Ltd.(b)	134,302	8,592,434
Shinsegae Inc.	71,581	12,232,463

		20,925,028

Oil, Gas & Consumable Fuels — 1.7%
GS Holdings Corp.	480,487	13,145,743
SK Innovation Co. Ltd.	423,266	51,665,603
S-Oil Corp.	378,670	18,010,653

		82,821,999

Personal Products — 2.6%
Amorepacific Corp.	244,005	34,508,662
AMOREPACIFIC Group	283,315	12,163,537
LG Household & Health Care Ltd.(b)	66,254	82,155,183

		128,827,382

Pharmaceuticals — 1.1%
Celltrion Pharm Inc.(a)	41,831	3,912,302
Hanmi Pharm Co. Ltd.	66,316	17,110,745
Shin Poong Pharmaceutical Co. Ltd.(a)	38,743	4,451,906
Yuhan Corp.	460,330	25,963,558

		51,438,511

Road & Rail — 0.3%
CJ Logistics Corp.(a)	108,559	13,845,179

Semiconductors & Semiconductor Equipment — 4.9%
SK Hynix Inc.	3,739,271	236,399,741

Software — 0.1%
Douzone Bizon Co. Ltd.	54,239	4,611,616

Specialty Retail — 0.3%
Hotel Shilla Co. Ltd.	277,446	16,419,273

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 21.2%
Samsung Electronics Co. Ltd.	22,653,854	$1,029,807,320

Textiles, Apparel & Luxury Goods — 0.3%
Fila Holdings Corp.	477,023	13,934,420

Tobacco — 1.2%
KT&G Corp.	827,194	57,866,673

Trading Companies & Distributors — 0.2%
Posco International Corp.	708,615	8,112,774

Wireless Telecommunication Services — 0.7%
SK Telecom Co. Ltd.	160,428	33,492,839

Total Common Stocks — 97.4% (Cost: $2,614,932,000)		4,733,050,502

Preferred Stocks

Automobiles — 0.9%
Hyundai Motor Co.
Preference Shares, NVS	241,774	17,707,162
Series 2, Preference Shares, NVS	316,986	23,589,160

		41,296,322

Chemicals — 0.5%
LG Chem Ltd., Preference Shares, NVS	83,632	26,401,212

Personal Products — 0.4%
Amorepacific Corp., Preference Shares, NVS	136,246	6,847,282
LG Household & Health Care Ltd., Preference Shares, NVS	21,754	12,837,405

		19,684,687

Technology Hardware, Storage & Peripherals — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, NVS	73,419	2,935,771

Total Preferred Stocks — 1.9% (Cost: $59,989,160)		90,317,992

Short-Term Investments

Money Market Funds — 4.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	204,320,097	204,524,418
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	13,820,000	13,820,000

		218,344,418

Total Short-Term Investments — 4.5% (Cost: $218,246,453)		218,344,418

Total Investments in Securities — 103.8% (Cost: $2,893,167,613)		5,041,712,912

Other Assets, Less Liabilities — (3.8)%		(184,231,377)

Net Assets — 100.0%		$4,857,481,535

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI South Korea ETF

(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$202,704,508	$1,864,211	(a)	$—	$(90,419)	$46,118	$204,524,418	204,320,097	$9,257,486	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,894,000	6,926,000	(a)	—	—	—	13,820,000	13,820,000	81,274		—

					$(90,419)	$46,118	$218,344,418		$9,338,760		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
KOSPI 200 Index	515	09/10/20	$33,242	$1,948,831

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,948,831

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(2,861,150)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,737,033

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$29,736,326

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI South Korea ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,733,050,502	$—	$—	$4,733,050,502
Preferred Stocks	90,317,992	—	—	90,317,992
Money Market Funds	218,344,418	—	—	218,344,418

	$5,041,712,912	$—	$—	$5,041,712,912

Derivative financial instruments(a)
Assets
Futures Contracts	$1,948,831	$—	$—	$1,948,831

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,251,903,131	$2,256,202,775	$9,831,340,064	$833,327,150
Affiliated(c)	494,000	13,088,692	4,320,000	14,534,657
Cash	6,596	3,382	2,291	3,226
Foreign currency, at value(d)	1,618,831	6,062,896	39,331,964	1,625,751
Foreign currency collateral pledged:
Futures contracts(e)	749,904	869,565	2,070,102	175,455
Receivables:
Investments sold	1,802,842	2,575,637	29,888,205	16,130,699
Securities lending income — Affiliated	—	43,223	9	4,700
Variation margin on futures contracts	—	—	9,753	—
Capital shares sold	—	—	—	62,546
Dividends	8,343,578	3,831,026	13,502,463	13,107

Total assets	1,264,918,882	2,282,677,196	9,920,464,851	865,877,291

LIABILITIES
Collateral on securities loaned, at value	—	12,117,775	—	13,959,958
Payables:
Investments purchased	1,048,365	3,444,817	7,194,263	16,219,369
Variation margin on futures contracts	85,603	117,839	—	46,707
Capital shares redeemed	—	—	—	366,419
Investment advisory fees	526,109	962,352	4,244,240	357,510

Total liabilities	1,660,077	16,642,783	11,438,503	30,949,963

NET ASSETS	$1,263,258,805	$2,266,034,413	$9,909,026,348	$834,927,328

NET ASSETS CONSIST OF:
Paid-in capital	$1,788,489,276	$3,324,972,280	$12,193,347,490	$1,666,887,790
Accumulated loss	(525,230,471)	(1,058,937,867)	(2,284,321,142)	(831,960,462)

NET ASSETS	$1,263,258,805	$2,266,034,413	$9,909,026,348	$834,927,328

Shares outstanding	59,800,000	78,800,000	170,400,000	25,300,000

Net asset value	$21.12	$28.76	$58.15	$33.00

Shares authorized	627.8 million	340.2 million	2.5246 billion	255 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$11,207,723	$—	$12,959,120
(b) Investments, at cost — Unaffiliated	$1,492,530,903	$2,549,116,378	$10,859,180,714	$1,292,011,887
(c) Investments, at cost — Affiliated	$494,000	$13,073,890	$4,320,000	$14,534,142
(d) Foreign currency, at cost	$1,566,077	$5,960,576	$39,224,170	$1,616,191
(e) Foreign currency collateral pledged, at cost	$747,876	$868,632	$2,072,643	$175,487

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2020

iShares MSCI South Korea ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,823,368,494
Affiliated(c)	218,344,418
Cash	2,368
Foreign currency, at value(d)	1,611
Foreign currency collateral pledged:
Futures contracts(e)	23,675,488
Receivables:
Investments sold	51,105,279
Securities lending income — Affiliated	345,628
Variation margin on futures contracts	1,950,654
Dividends	869

Total assets	5,118,794,809

LIABILITIES
Collateral on securities loaned, at value	204,509,836
Payables:
Investments purchased	54,333,156
Investment advisory fees	2,441,905
Foreign taxes	28,377

Total liabilities	261,313,274

NET ASSETS	$4,857,481,535

NET ASSETS CONSIST OF:
Paid-in capital	$3,964,364,022
Accumulated earnings	893,117,513

NET ASSETS	$4,857,481,535

Shares outstanding	77,050,000

Net asset value	$63.04

Shares authorized	300 million

Par value	$0.001

(a) Securities loaned, at value	$143,891,424
(b) Investments, at cost — Unaffiliated	$2,674,921,160
(c) Investments, at cost — Affiliated	$218,246,453
(d) Foreign currency, at cost	$1,612
(e) Foreign currency collateral pledged, at cost	$23,075,142

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF	iShares MSCI Mexico ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$50,511,770	$78,484,203	$263,919,583	$16,401,972
Dividends — Affiliated	9,715	13,958	64,061	7,778
Interest — Unaffiliated	—	1,436	—	7,925
Securities lending income — Affiliated — net	2,211	2,045,033	223,509	52,917
Foreign taxes withheld	(768,564)	(11,749,743)	(26,382,004)	(952,725)

Total investment income	49,755,132	68,794,887	237,825,149	15,517,867

EXPENSES
Investment advisory fees	6,745,172	12,124,907	57,245,057	3,744,704
Miscellaneous	264	264	264	264

Total expenses	6,745,436	12,125,171	57,245,321	3,744,968

Net investment income	43,009,696	56,669,716	180,579,828	11,772,899

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(67,417,793)	(199,251,783)	(170,016,219)	(91,892,114)
Investments — Affiliated	91	17,029	11,409	241
In-kind redemptions — Unaffiliated	58,790,198	129,334,035	293,626,665	23,622,062
Futures contracts	(3,101,199)	546,718	15,247,664	(229,562)
Foreign currency transactions	(1,024,060)	177,257	401,463	(49,616)

Net realized gain (loss)	(12,752,763)	(69,176,744)	139,270,982	(68,548,989)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(19,799,361)	104,145,910	599,981,259	(55,711,501)
Investments — Affiliated	—	2,982	(12,243)	529
Futures contracts	(57,156)	451,059	713,047	(170,355)
Foreign currency translations	285,104	143,251	75,595	10,808

Net change in unrealized appreciation (depreciation)	(19,571,413)	104,743,202	600,757,658	(55,870,519)

Net realized and unrealized gain (loss)	(32,324,176)	35,566,458	740,028,640	(124,419,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,685,520	$92,236,174	$920,608,468	$(112,646,609)

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2020

iShares MSCI South Korea ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$94,715,158
Dividends — Affiliated	81,274
Securities lending income — Affiliated — net	9,257,486
Foreign taxes withheld	(16,648,434)
Other foreign taxes	(7,994)

Total investment income	87,397,490

EXPENSES
Investment advisory fees	25,182,549
Miscellaneous	264

Total expenses	25,182,813

Net investment income	62,214,677

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(210,270,596)
Investments — Affiliated	(90,419)
Futures contracts	(2,861,150)
Foreign currency transactions	(2,992,385)

Net realized loss	(216,214,550)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	921,492,102
Investments — Affiliated	46,118
Futures contracts	2,737,033
Foreign currency translations	1,306,841

Net change in unrealized appreciation (depreciation)	925,582,094

Net realized and unrealized gain	709,367,544

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$771,582,221

(a) Net of foreign capital gain tax of	$47,428

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Changes in Net Assets

	iShares MSCI Australia ETF		iShares MSCI Canada ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,009,696	$59,623,655	$56,669,716	$60,051,016
Net realized loss	(12,752,763)	(34,512,791)	(69,176,744)	(103,704,795)
Net change in unrealized appreciation (depreciation)	(19,571,413)	(9,995,015)	104,743,202	18,680,770

Net increase (decrease) in net assets resulting from operations	10,685,520	15,115,849	92,236,174	(24,973,009)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(51,870,949)	(71,965,308)	(58,024,818)	(63,960,878)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(95,145,968)	93,669,497	(386,763,275)	(287,106,743)

NET ASSETS(a)
Total increase (decrease) in net assets	(136,331,397)	36,820,038	(352,551,919)	(376,040,630)
Beginning of year	1,399,590,202	1,362,770,164	2,618,586,332	2,994,626,962

End of year	$1,263,258,805	$1,399,590,202	$2,266,034,413	$2,618,586,332

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Japan ETF		iShares MSCI Mexico ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$180,579,828	$247,265,802	$11,772,899	$23,960,370
Net realized gain (loss)	139,270,982	409,682,495	(68,548,989)	(100,111,090)
Net change in unrealized appreciation (depreciation)	600,757,658	(1,725,742,453)	(55,870,519)	(62,853,146)

Net increase (decrease) in net assets resulting from operations	920,608,468	(1,068,794,156)	(112,646,609)	(139,003,866)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(245,795,518)	(229,873,912)	(11,539,781)	(25,697,670)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,935,960,843)	(3,504,195,955)	332,870,491	(377,985,490)

NET ASSETS
Total increase (decrease) in net assets	(2,261,147,893)	(4,802,864,023)	208,684,101	(542,687,026)
Beginning of year	12,170,174,241	16,973,038,264	626,243,227	1,168,930,253

End of year	$9,909,026,348	$12,170,174,241	$834,927,328	$626,243,227

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Changes in Net Assets (continued)

	iShares MSCI South Korea ETF

	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$62,214,677	$69,657,107
Net realized loss	(216,214,550)	(154,004,207)
Net change in unrealized appreciation (depreciation)	925,582,094	(823,249,004)

Net increase (decrease) in net assets resulting from operations	771,582,221	(907,596,104)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(94,999,174)	(52,766,055)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	332,334,305	902,035,428

NET ASSETS
Total increase (decrease) in net assets	1,008,917,352	(58,326,731)
Beginning of year	3,848,564,183	3,906,890,914

End of year	$4,857,481,535	$3,848,564,183

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$21.67	$22.56	$22.58	$20.30	$18.66

Net investment income(a)	0.67	1.00	0.90	0.84	0.84
Net realized and unrealized gain (loss)(b)	(0.48)	(0.70)	0.07	2.45	1.59

Net increase from investment operations	0.19	0.30	0.97	3.29	2.43

Distributions(c)
From net investment income	(0.74)	(1.19)	(0.99)	(1.01)	(0.79)

Total distributions	(0.74)	(1.19)	(0.99)	(1.01)	(0.79)

Net asset value, end of year	$21.12	$21.67	$22.56	$22.58	$20.30

Total Return
Based on net asset value	0.99%	1.75%	4.43%	16.70%	13.36%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Net investment income	3.23%	4.68%	3.95%	3.90%	4.41%

Supplemental Data
Net assets, end of year (000)	$1,263,259	$1,399,590	$1,362,770	$1,765,912	$1,668,702

Portfolio turnover rate(d)	8%	9%	3%	4%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$28.22	$28.79	$27.83	$25.33	$24.02

Net investment income(a)	0.65	0.62	0.58	0.51	0.51
Net realized and unrealized gain (loss)(b)	0.54	(0.53)	0.97	2.47	1.29

Net increase from investment operations	1.19	0.09	1.55	2.98	1.80

Distributions(c)
From net investment income	(0.65)	(0.66)	(0.59)	(0.48)	(0.49)

Total distributions	(0.65)	(0.66)	(0.59)	(0.48)	(0.49)

Net asset value, end of year	$28.76	$28.22	$28.79	$27.83	$25.33

Total Return
Based on net asset value	4.32%	0.56%	5.61%	11.88%	7.73%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	2.37%	2.26%	2.01%	1.93%	2.18%

Supplemental Data
Net assets, end of year (000)	$2,266,034	$2,618,586	$2,994,627	$3,127,920	$3,097,794

Portfolio turnover rate(d)	9%	6%	3%	6%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)

Net asset value, beginning of year	$54.05	$58.45	$54.57	$49.05	$48.61

Net investment income(b)	0.90	0.92	0.87	0.49	0.72
Net realized and unrealized gain (loss)(c)	4.36	(4.43)	3.87	5.96	0.44

Net increase (decrease) from investment operations	5.26	(3.51)	4.74	6.45	1.16

Distributions(d)
From net investment income	(1.16)	(0.89)	(0.86)	(0.93)	(0.72)

Total distributions	(1.16)	(0.89)	(0.86)	(0.93)	(0.72)

Net asset value, end of year	$58.15	$54.05	$58.45	$54.57	$49.05

Total Return
Based on net asset value	9.76%	(5.96)%	8.67%	13.31%	2.44%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.60%	1.68%	1.46%	1.45%	1.53%

Supplemental Data
Net assets, end of year (000)	$9,909,026	$12,170,174	$16,973,038	$16,017,689	$14,015,180

Portfolio turnover rate(e)	4%	7%	4%	4%	4%

(a)	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Mexico ETF

	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$41.47	$50.38	$56.68	$50.48	$52.70

Net investment income(a)	0.61	1.09	0.95	0.88	0.93
Net realized and unrealized gain (loss)(b)	(8.52)	(8.75)	(6.17)	6.10	(1.82)

Net increase (decrease) from investment operations	(7.91)	(7.66)	(5.22)	6.98	(0.89)

Distributions(c)
From net investment income	(0.56)	(1.25)	(1.08)	(0.78)	(1.33)

Total distributions	(0.56)	(1.25)	(1.08)	(0.78)	(1.33)

Net asset value, end of year	$33.00	$41.47	$50.38	$56.68	$50.48

Total Return
Based on net asset value	(19.36)%	(15.23)%	(9.02)%	14.03%	(1.68)%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.59%	2.46%	1.87%	1.79%	1.82%

Supplemental Data
Net assets, end of year (000)	$834,927	$626,243	$1,168,930	$1,320,642	$1,317,518

Portfolio turnover rate(d)	12%	5%	7%	8%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

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Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI South Korea ETF

	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18		Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$53.34		$67.65		$68.19		$56.89		$48.15

Net investment income(a)	0.83		0.97		0.94		0.64		0.56
Net realized and unrealized gain (loss)(b)	10.18		(14.49)		0.70		11.31		9.38

Net increase (decrease) from investment operations	11.01		(13.52)		1.64		11.95		9.94

Distributions(c)
From net investment income	(1.31)		(0.79)		(2.18)		(0.65)		(1.20)

Total distributions	(1.31)		(0.79)		(2.18)		(0.65)		(1.20)

Net asset value, end of year	$63.04		$53.34		$67.65		$68.19		$56.89

Total Return
Based on net asset value	20.77%		(20.08)%		2.15%		21.28%		20.92%

Ratios to Average Net Assets
Total expenses	0.59%		0.59%		0.59%		0.62%		0.64%

Net investment income	1.45%		1.62%		1.31%		1.05%		1.09%

Supplemental Data
Net assets, end of year (000)	$4,857,482		$3,848,564		$3,906,891		$3,784,638		$3,452,970

Portfolio turnover rate(d)	15	%(e)	16	%(e)	18	%(e)	16	%(e)	22	%(e)

(a) Based on average shares outstanding.

(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash in U.S. dollars (“cash creations”).

(e) Portfolio turnover rate excluding cash creations was as follows:	9%		5%		11%		6%		10%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico	Non-diversified
MSCI South Korea	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Canada
Barclays Capital Inc.	$4,652,964	$4,652,964		$—	$—
BofA Securities, Inc.	94,674	94,674		—	—
Credit Suisse Securities (USA) LLC	336,045	336,045		—	—
JPMorgan Securities LLC	2,373,479	2,373,479		—	—
Morgan Stanley & Co. LLC	994,286	994,286		—	—
National Financial Services LLC	1,650,869	1,650,869		—	—
Wells Fargo Securities LLC	1,105,406	1,105,406		—	—

	$11,207,723	$11,207,723		$—	$—

MSCI Mexico
Morgan Stanley & Co. LLC	$12,959,120	$12,959,120		$—	$—

MSCI South Korea
BofA Securities, Inc	$59,131,928	$59,131,928		$—	$—
Morgan Stanley & Co. LLC	84,759,496	84,759,496		—	—

	$143,891,424	$143,891,424		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

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Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

For its investment advisory services to the iShares MSCI South Korea ETF, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $2 billion	0.74%
Over $2 billion, up to and including $4 billion	0.69
Over $4 billion, up to and including $8 billion	0.64
Over $8 billion, up to and including $16 billion	0.57
Over $16 billion, up to and including $24 billion	0.51
Over $24 billion, up to and including $32 billion	0.48
Over $32 billion	0.45

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

iShares ETF	Fees Paid to BTC
MSCI Australia	$605
MSCI Canada	455,789
MSCI Japan	60,739
MSCI Mexico	12,721
MSCI South Korea	2,102,420

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Australia	$16,771,211	$20,526,974	$(18,235,485)
MSCI Japan	116,114,657	44,155,083	(35,336,714)
MSCI South Korea	30,220,169	7,862,283	(8,876,486)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$108,651,354	$108,442,962
MSCI Canada	242,451,210	226,675,967
MSCI Japan	453,722,554	415,822,309
MSCI Mexico	99,682,350	84,666,099
MSCI South Korea	920,181,356	648,158,739

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Australia	$497,857,726	$601,584,688
MSCI Canada	547,161,653	946,938,119
MSCI Japan	3,491,612,620	6,545,656,711
MSCI Mexico	2,081,534,611	1,762,186,022

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

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Notes to Financial Statements  (continued)

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI Australia	$29,859,700	$(29,859,700)
MSCI Canada	103,622,265	(103,622,265)
MSCI Japan	260,159,621	(260,159,621)
MSCI Mexico	17,773,764	(17,773,764)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI Australia
Ordinary income	$51,870,949	$71,965,308

MSCI Canada
Ordinary income	$58,024,818	$63,960,878

MSCI Japan
Ordinary income	$245,795,518	$229,873,912

MSCI Mexico
Ordinary income	$11,539,781	$25,697,670

MSCI South Korea
Ordinary income	$94,999,174	$52,766,055

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

MSCI Australia	$5,986,818	$(252,639,282)	$(278,578,007)	$—	$(525,230,471)
MSCI Canada	4,682,498	(752,314,273)	(311,306,092)	—	(1,058,937,867)
MSCI Japan	—	(1,205,625,657)	(1,060,857,941)	(17,837,544)	(2,284,321,142)
MSCI Mexico	3,856,336	(368,643,806)	(467,172,992)	—	(831,960,462)
MSCI South Korea	—	(613,182,217)	1,516,507,111	(10,207,381)	893,117,513

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Australia	$1,531,252,534	$124,582,750	$(403,388,413)	$(278,805,663)
MSCI Canada	2,581,264,377	286,533,632	(597,986,521)	(311,452,889)
MSCI Japan	10,896,793,755	1,116,067,366	(2,177,262,224)	(1,061,194,858)
MSCI Mexico	1,314,957,616	1,956,389	(469,138,897)	(467,182,508)
MSCI South Korea	3,527,760,959	1,733,014,649	(217,113,865)	1,515,900,784

9.	LINE OF CREDIT

The iShares MSCI South Korea ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1 and $200 million with respect to Tier 2, including the Fund. The Fund may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

The Fund did not borrow under the credit agreement during the year ended August 31, 2020.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

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Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

MSCI Australia
Shares sold	24,400,000	$512,582,367	17,200,000	$365,456,184
Shares redeemed	(29,200,000)	(607,728,335)	(13,000,000)	(271,786,687)

Net increase (decrease)	(4,800,000)	$(95,145,968)	4,200,000	$93,669,497

MSCI Canada
Shares sold	20,400,000	$565,536,537	16,000,000	$450,405,632
Shares redeemed	(34,400,000)	(952,299,812)	(27,200,000)	(737,512,375)

Net decrease	(14,000,000)	$(386,763,275)	(11,200,000)	$(287,106,743)

MSCI Japan
Shares sold	65,100,000	$3,621,012,076	96,150,000	$5,263,571,116
Shares redeemed	(119,850,000)	(6,556,972,919)	(161,400,000)	(8,767,767,071)

Net decrease	(54,750,000)	$(2,935,960,843)	(65,250,000)	$(3,504,195,955)

MSCI Mexico
Shares sold	56,300,000	$2,102,863,393	34,300,000	$1,475,864,783
Shares redeemed	(46,100,000)	(1,769,992,902)	(42,400,000)	(1,853,850,273)

Net increase (decrease)	10,200,000	$332,870,491	(8,100,000)	$(377,985,490)

MSCI South Korea
Shares sold	9,900,000	$576,836,249	23,050,000	$1,390,211,716
Shares redeemed	(5,000,000)	(244,501,944)	(8,650,000)	(488,176,288)

Net increase	4,900,000	$332,334,305	14,400,000	$902,035,428

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Australia ETF, iShares MSCI Canada ETF,

iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico ETF and iShares MSCI South Korea ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

CPO	Certificates of Participation (Ordinary)

NVS	Non-Voting Shares

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-801-0820

AUGUST 31, 2020

2020 Annual Report

iShares Trust

🌑	iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca

🌑	iShares Currency Hedged MSCI Germany ETF | HEWG | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® Currency Hedged MSCI Eurozone ETF

Investment Objective

The iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI EMU 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(1.21)%	5.08%	5.11%	(1.21)%	28.11%	35.89%
Fund Market	(1.07)	5.11	5.14	(1.07)	28.28	36.12
Index	(0.52)	5.33	5.52	(0.52)	29.63	39.09

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 987.20	$ 0.15		$ 1,000.00	$ 1,025.00	$ 0.15		0.03%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® Currency Hedged MSCI Eurozone ETF

Portfolio Management Commentary

Stocks in the Eurozone advanced for the reporting period despite the deep global recession driven by the coronavirus pandemic. Economic activity was already stagnant at the end of 2019 due to declining exports amid slowing global trade, lower manufacturing activity, and labor strikes. Following pandemic-related closures, leading Eurozone economies posted the steepest economic contraction on record in the second quarter of 2020. The first quarter’s steep equity market declines were reversed during the second quarter amid government stimulus and signs of economic revival. As restrictions eased, consumer and business confidence rebounded, while massive job protection programs supported consumer spending and limited the rise in unemployment seen in other countries around the world.

German stocks contributed the most to the Index’s performance in U.S. dollar terms, led by the industrials sector, where strong gains in domestic capital goods orders bolstered industrial production as factories reopened and manufacturing activity resumed. The industrial conglomerates industry advanced amid strong sales of industrial software and high-speed trains. German information technology stocks were also meaningful contributors, as social distancing mandates drove sharply higher use of technology products and services. The software industry gained notably due to increased demand for cloud-based services as remote work arrangements were scaled up during the pandemic.

Information technology stocks in the Netherlands also contributed notably to the Index’s performance. The semiconductor equipment industry continued to supply the expansion of 5G networks, data centers, and cloud computing. Following restrictions on social interaction, businesses increased investment in remote working and communications infrastructure, while consumers staying at home drove demand for computer equipment and gaming consoles, further supporting the semiconductor equipment industry’s gains.

On the downside, Spanish stocks weighed on the Index’s return in U.S. dollar terms. The financials sector detracted the most, driven by banks. Lower demand for consumer mortgages and other financial products prompted Spanish banks to increase loan-loss provisions.

In terms of currency performance during the reporting period, the euro appreciated by approximately 9% relative to the U.S. dollar. A Pan-European stimulus package in July 2020 boosted investors’ optimism surrounding the Eurozone, and falling U.S. interest rates narrowed the difference in yield between U.S. and European bonds.

The euro’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of European equities measured in euros.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

Investment Companies	99.8%
Forward foreign currency exchange contracts, net cumulative depreciation	(0.8)
Other assets less liabilities	1.0

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Consumer Discretionary	15.2%
Industrials	14.4
Financials	13.6
Information Technology	12.7
Consumer Staples	9.9
Health Care	8.9
Utilities	7.4
Materials	7.2
Communication Services	4.9
Energy	3.8
Real Estate	2.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® Currency Hedged MSCI Germany ETF

Investment Objective

The iShares Currency Hedged MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization German equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Germany 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Germany ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	8.71%	5.71%	5.67%	8.71%	32.01%	43.78%
Fund Market	8.94	5.77	5.70	8.94	32.35	44.07
Index	9.39	6.03	5.98	9.39	34.04	46.56

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,080.10	$ 0.05		$ 1,000.00	$ 1,025.10	$ 0.05		0.01%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® Currency Hedged MSCI Germany ETF

Portfolio Management Commentary

Stocks in Germany advanced strongly for the reporting period despite a deep recession driven by the coronavirus pandemic. Economic activity, already stagnant at the end of 2019 amid lower manufacturing activity and slowing global trade, diminished sharply following coronavirus closures, leading Europe’s largest economy to post its steepest economic contraction on record in the second quarter of 2020. After a sharp downturn beginning in February 2020, equity markets recovered throughout most of the second half of the reporting period, buoyed by government stimulus and signs of economic revival.

The industrials sector contributed the most to the Index’s return in U.S. dollar terms amid gains in domestic capital goods orders, which bolstered industrial production after coronavirus-related restrictions eased. Strength in the industrial conglomerates industry, largely driven by strong sales of industrial software and high-speed trains, benefited the sector’s return.

The information technology sector was also a leading contributor, driven by the software industry, which advanced amid increased demand for cloud-based services along with cost savings from decreased spending on travel and staff. Consolidation activity and recovering demand for chips used by automakers helped semiconductor industry revenues.

The financials and consumer discretionary sectors also bolstered the Index’s return. In the financials sector, capital markets companies benefited from coronavirus-induced market volatility, which led to higher trading volumes for financial exchange operators. In the consumer discretionary sector, internet and direct marketing retailers advanced amid changing consumer habits during the pandemic’s closures, which led to higher online orders for food delivery and apparel.

In terms of currency performance during the reporting period, the euro appreciated by approximately 9% relative to the U.S. dollar. A Pan-European stimulus package in July 2020 boosted investors’ optimism surrounding the Eurozone, and falling U.S. interest rates narrowed the difference in yield between U.S. and German bonds.

The euro’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of German equities measured in euros.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets

Investment Companies	99.8%
Forward foreign currency exchange contracts, net cumulative depreciation	(0.8)
Other assets less liabilities	1.0

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)

Consumer Discretionary	16.3%
Information Technology	16.2
Financials	14.9
Industrials	14.4
Health Care	11.7
Materials	8.1
Communication Services	5.7
Real Estate	5.3
Utilities	4.4
Consumer Staples	3.0

(a)	Excludes money market funds.

F U N D S U M M A R Y	8

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® Currency Hedged MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.8%
iShares MSCI Eurozone ETF(a)	14,433,761	$568,545,846

Total Investment Companies — 99.8% (Cost: $619,916,680)		568,545,846

Total Investments in Securities — 99.8% (Cost: $619,916,680)		568,545,846

Other Assets, Less Liabilities — 0.2%		1,423,746

Net Assets — 100.0%		$569,969,592

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$851,000	$—	$(851,000	)(b)	$—	$—	$—	—	$8,448	$—
iShares MSCI Eurozone ETF	862,175,947	634,966,442	(897,568,153)		(95,058,455)	64,030,065	568,545,846	14,433,761	9,010,634	—

					$(95,058,455)	$64,030,065	$568,545,846		$9,019,082	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	12,478,000	USD	14,732,759	BNP	09/03/20	$158,167
EUR	5,993,000	USD	7,033,439	BOA	09/03/20	118,454
EUR	11,879,000	USD	14,058,328	DB	09/03/20	117,767
EUR	1,695,000	USD	2,006,550	JPM	09/03/20	16,220
EUR	62,831,151	USD	74,628,956	MS	09/03/20	352,135
USD	4,315,092	EUR	3,615,000	UBS	09/03/20	1,043
USD	508,026,276	EUR	424,476,910	CITI	10/05/20	1,101,242
USD	17,812,272	EUR	14,883,000	JPM	10/05/20	38,478
USD	56,682,795	EUR	47,361,435	MS	10/05/20	122,129

						2,025,635

EUR	424,476,910	USD	507,663,348	CITI	09/03/20	(1,103,446)
EUR	47,361,435	USD	56,642,292	MS	09/03/20	(122,365)
USD	205,010,774	EUR	173,023,737	MS	09/03/20	(1,471,334)
USD	461,562,669	EUR	390,075,759	SSB	09/03/20	(3,943,778)
EUR	7,058,000	USD	8,433,572	SSB	10/05/20	(4,664)
USD	2,867,678	EUR	2,402,000	BOA	10/05/20	(874)

						(6,646,461)

	Net unrealized depreciation					$(4,620,826)

S C H E D U L E O F I N V E S T M E N T S	10

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Eurozone ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$2,025,635

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$6,646,461

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(13,340,931)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(19,339,682)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$874,469,265
Average amounts sold — in USD	$1,629,580,186

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$2,025,635	$6,646,461

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,025,635	$6,646,461
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$2,025,635	$6,646,461

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$118,454	$(874)	$—	$117,580
BNP Paribas SA	158,167	—	—	158,167
Citibank N.A.	1,101,242	(1,101,242)	—	—
Deutsche Bank AG London	117,767	—	—	117,767
JPMorgan Chase Bank N.A.	54,698	—	—	54,698
Morgan Stanley & Co. International PLC	474,264	(474,264)	—	—
UBS AG	1,043	—	—	1,043

	$2,025,635	$(1,576,380)	$—	$449,255

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Eurozone ETF

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(c)(e)

Bank of America N.A.	$874	$(874)	$—	$—
Citibank N.A.	1,103,446	(1,101,242)	—	2,204
Morgan Stanley & Co. International PLC	1,593,699	(474,264)	(600,000)	519,435
State Street Bank and Trust Co.	3,948,442	—	—	3,948,442

	$6,646,461	$(1,576,380)	$(600,000)	$4,470,081

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$568,545,846	$—	$—	$568,545,846

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$2,025,635	$—	$2,025,635
Liabilities
Forward Foreign Currency Exchange Contracts	—	(6,646,461)	—	(6,646,461)

	$—	$(4,620,826)	$—	$(4,620,826)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	12

Schedule of Investments August 31, 2020	iShares® Currency Hedged MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.8%
iShares MSCI Germany ETF(a)	2,517,849	$75,787,255

Total Investment Companies — 99.8% (Cost: $80,749,183)		75,787,255

Total Investments in Securities — 99.8% (Cost: $80,749,183)		75,787,255

Other Assets, Less Liabilities — 0.2%		169,381

Net Assets — 100.0%		$75,956,636

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$75,000	$—	$(75,000	)(b)	$—	$—	$—	—	$896	$—
iShares MSCI Germany ETF	153,424,871	188,904,600	(277,173,150)		(16,621,462)	27,252,396	75,787,255	2,517,849	995,736	—

					$(16,621,462)	$27,252,396	$75,787,255		$996,632	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	8,033,000	USD	9,518,682	BNP	09/03/20	$67,695
EUR	1,176,000	USD	1,392,765	BNY	09/03/20	10,643
EUR	20,000	USD	23,552	JPM	09/03/20	316
EUR	11,809,250	USD	14,016,011	MS	09/03/20	76,846
EUR	2,428,000	USD	2,872,024	SSB	09/03/20	25,489
EUR	13,235,000	USD	15,640,188	UBS	09/03/20	154,123
USD	2,840,918	EUR	2,380,000	UBS	09/03/20	687
USD	63,849,630	EUR	53,349,000	CITI	10/05/20	138,406
USD	3,600,035	EUR	3,008,000	JPM	10/05/20	7,777
USD	10,437,296	EUR	8,726,000	MS	10/05/20	16,404

						498,386

EUR	53,349,000	USD	63,804,017	CITI	09/03/20	(138,683)
EUR	6,345,000	USD	7,588,354	MS	09/03/20	(16,393)
USD	317,352	EUR	270,000	BNP	09/03/20	(4,859)
USD	144,355	EUR	122,000	JPM	09/03/20	(1,237)
USD	34,839,728	EUR	29,408,500	MS	09/03/20	(255,625)
USD	5,623,501	EUR	4,733,000	RBS	09/03/20	(24,741)
USD	60,853,121	EUR	51,457,750	SSB	09/03/20	(555,243)
USD	9,445,082	EUR	8,024,000	TDB	09/03/20	(130,554)

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Germany ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	1,089,000	USD	1,301,215	BNY	10/05/20	$(693)

						(1,128,028)

Net unrealized depreciation						$(629,642)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$498,386

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$1,128,028

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(1,505,657)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(3,376,737)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$160,261,941
Average amounts sold — in USD	$286,754,806

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$498,386	$1,128,028

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$498,386	$1,128,028
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$498,386	$1,128,028

S C H E D U L E O F I N V E S T M E N T S	14

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI Germany ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of New York	$10,643	$(693)	$—	$9,950
BNP Paribas SA	67,695	(4,859)	—	62,836
Citibank N.A.	138,406	(138,406)	—	—
JPMorgan Chase Bank N.A.	8,093	(1,237)	—	6,856
Morgan Stanley & Co. International PLC	93,250	(93,250)	—	—
State Street Bank and Trust Co.	25,489	(25,489)	—	—
UBS AG	154,810	—	—	154,810

	$498,386	$(263,934)	$—	$234,452

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(c)(e)

Bank of New York	$693	$(693)	$—	$—
BNP Paribas SA	4,859	(4,859)	—	—
Citibank N.A.	138,683	(138,406)	—	277
JPMorgan Chase Bank N.A.	1,237	(1,237)	—	—
Morgan Stanley & Co. International PLC	272,018	(93,250)	(90,000)	88,768
Royal Bank of Scotland PLC	24,741	—	—	24,741
State Street Bank and Trust Co.	555,243	(25,489)	—	529,754
Toronto Dominion Bank	130,554	—	—	130,554

	$1,128,028	$(263,934)	$(90,000)	$774,094

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$75,787,255	$—	$—	$75,787,255

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$498,386	$—	$498,386
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,128,028)	—	(1,128,028)

	$—	$(629,642)	$—	$(629,642)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2020

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$568,545,846	$75,787,255
Cash pledged:
Collateral — OTC derivatives	600,000	90,000
Receivables:
Investments sold	7,892,294	1,003,907
Dividends	104	14
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,025,635	498,386

Total assets	579,063,879	77,379,562

LIABILITIES
Bank overdraft	309,575	58,809
Payables:
Investments purchased	2,101,937	211,689
Capital shares redeemed	21,859	23,295
Investment advisory fees	14,455	1,105
Unrealized depreciation on:
Forward foreign currency exchange contracts	6,646,461	1,128,028

Total liabilities	9,094,287	1,422,926

NET ASSETS	$569,969,592	$75,956,636

NET ASSETS CONSIST OF:
Paid-in capital	$670,193,155	$125,826,770
Accumulated loss	(100,223,563)	(49,870,134)

NET ASSETS	$569,969,592	$75,956,636

Shares outstanding	20,100,000	2,700,000

Net asset value	$28.36	$28.13

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Affiliated	$619,916,680	$80,749,183

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	16

Statements of Operations

Year Ended August 31, 2020

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF

INVESTMENT INCOME
Dividends — Affiliated	$9,019,082	$996,632

Total investment income	9,019,082	996,632

EXPENSES
Investment advisory fees	4,635,076	661,385
Miscellaneous	264	264

Total expenses	4,635,340	661,649

Less:
Investment advisory fees waived	(4,410,798)	(631,574)

Total expenses after fees waived	224,542	30,075

Net investment income	8,794,540	966,557

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(21,486,091)	(3,424,784)
In-kind redemptions — Affiliated	(73,572,364)	(13,196,678)
Forward foreign currency exchange contracts	(13,340,931)	(1,505,657)

Net realized loss	(108,399,386)	(18,127,119)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	64,030,065	27,252,396
Forward foreign currency exchange contracts	(19,339,682)	(3,376,737)

Net change in unrealized appreciation (depreciation)	44,690,383	23,875,659

Net realized and unrealized gain (loss)	(63,709,003)	5,748,540

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(54,914,463)	$6,715,097

See notes to financial statements.

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI Eurozone ETF		iShares Currency Hedged MSCI Germany ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,794,540	$30,304,545	$966,557	$4,709,161
Net realized gain (loss)	(108,399,386)	22,553,918	(18,127,119)	1,958,880
Net change in unrealized appreciation (depreciation)	44,690,383	(75,152,916)	23,875,659	(23,097,587)

Net increase (decrease) in net assets resulting from operations	(54,914,463)	(22,294,453)	6,715,097	(16,429,546)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(33,868,861)	(30,343,703)	(966,557)	(4,709,161)
Return of capital	(28,592)	—	(1,677)	(7,999)

Decrease in net assets resulting from distributions to shareholders	(33,897,453)	(30,343,703)	(968,234)	(4,717,160)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(210,205,834)	(738,822,576)	(84,409,886)	(154,579,632)

NET ASSETS(a)
Total decrease in net assets	(299,017,750)	(791,460,732)	(78,663,023)	(175,726,338)
Beginning of year	868,987,342	1,660,448,074	154,619,659	330,345,997

End of year	$569,969,592	$868,987,342	$75,956,636	$154,619,659

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	18

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Eurozone ETF
	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17		Year Ended 08/31/16

Net asset value, beginning of year	$29.86		$29.76		$28.83	$24.73		$25.90

Net investment income(a)	0.35		0.76		0.79	0.64		0.60
Net realized and unrealized gain (loss)(b)	(0.64)		0.24		1.03	4.07		(0.93)

Net increase (decrease) from investment operations	(0.29)		1.00		1.82	4.71		(0.33)

Distributions(c)
From net investment income	(0.38)		(0.90)		(0.89)	(0.61)		(0.71)
From net realized gain	(0.83)		(0.00	)(d)	—	—		(0.13)
Return of capital	(0.00	)(d)	—		—	(0.00	)(d)	(0.00	)(d)

Total distributions	(1.21)		(0.90)		(0.89)	(0.61)		(0.84)

Net asset value, end of year	$28.36		$29.86		$29.76	$28.83		$24.73

Total Return
Based on net asset value	(1.21)%		3.41%		6.36%	19.13%		(1.02)%

Ratios to Average Net Assets
Total expenses(e)	0.62%		0.62%		0.62%	0.62%		0.62%

Total expenses after fees waived(e)	0.03%		0.03%		0.03%	0.03%		0.03%

Net investment income	1.18%		2.63%		2.61%	2.32%		2.42%

Supplemental Data
Net assets, end of year (000)	$569,970		$868,987		$1,660,448	$1,791,673		$1,345,405

Portfolio turnover rate(f)(g)	10%		5%		11%	9%		12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Currency Hedged MSCI Germany ETF
	Year Ended 08/31/20		Year Ended 08/31/19		Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$26.21		$27.64		$26.82	$24.03	$24.01

Net investment income(a)	0.21		0.55		0.53	0.74	0.31
Net realized and unrealized gain (loss)(b)	2.06		(1.25)		1.02	2.62	0.46

Net increase (decrease) from investment operations	2.27		(0.70)		1.55	3.36	0.77

Distributions(c)
From net investment income	(0.35)		(0.73)		(0.73)	(0.57)	(0.54)
From net realized gain	—		—		—	—	(0.21)
Return of capital	(0.00	)(d)	(0.00	)(d)	—	—	—

Total distributions	(0.35)		(0.73)		(0.73)	(0.57)	(0.75)

Net asset value, end of year	$28.13		$26.21		$27.64	$26.82	$24.03

Total Return
Based on net asset value	8.71%		(2.65)%		5.83%	13.88%	3.50%

Ratios to Average Net Assets
Total expenses(e)	0.53%		0.53%		0.53%	0.53%	0.53%

Total expenses after fees waived(e)	0.02%		0.04%		0.06%	0.05%	0.05%

Net investment income	0.77%		2.09%		1.87%	2.75%	1.33%

Supplemental Data
Net assets, end of year (000)	$75,957		$154,620		$330,346	$791,051	$492,701

Portfolio turnover rate(f)(g)	12%		5%		11%	9%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	20

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Currency Hedged MSCI Eurozone	Diversified
Currency Hedged MSCI Germany	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Each Fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash

N O T E S T O F I N A N C I A L S T A T E M E N T S	22

Notes to Financial Statements  (continued)

received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged MSCI Eurozone	0.62%
Currency Hedged MSCI Germany	0.53

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For the iShares Currency Hedged MSCI Eurozone ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (“EZU”), after taking into account any fee waivers by EZU, plus 0.03%.

For the iShares Currency Hedged MSCI Germany ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2025 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. Prior to April 17, 2020, BFA contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

6.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Eurozone	$75,349,914	$128,202,788
Currency Hedged MSCI Germany	14,206,279	16,350,078

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Eurozone	$559,616,528	$769,365,365
Currency Hedged MSCI Germany	174,697,837	260,823,072

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Currency Hedged MSCI Eurozone	$(88,055,237)	$88,055,237
Currency Hedged MSCI Germany	(16,477,308)	16,477,308

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19
Currency Hedged MSCI Eurozone
Ordinary income	$16,858,976	$30,343,703
Long-term capital gains	17,009,885	—
Return of capital	28,592	—

	$33,897,453	$30,343,703

Currency Hedged MSCI Germany
Ordinary income	$966,557	$4,709,161
Return of capital	1,677	7,999

	$968,234	$4,717,160

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Currency Hedged MSCI Eurozone	$(47,329,827)	$(52,893,736)	$(100,223,563)
Currency Hedged MSCI Germany	(44,587,046)	(5,283,088)	(49,870,134)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Eurozone	$621,439,582	$—	$(52,893,736)	$(52,893,736)
Currency Hedged MSCI Germany	81,070,343	—	(5,283,088)	(5,283,088)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

N O T E S T O F I N A N C I A L S T A T E M E N T S	24

Notes to Financial Statements  (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI Eurozone
Shares sold	19,500,000	$558,814,358	8,550,000	$242,699,585
Shares redeemed	(28,500,000)	(769,020,192)	(35,250,000)	(981,522,161)

Net decrease	(9,000,000)	$(210,205,834)	(26,700,000)	$(738,822,576)

Currency Hedged MSCI Germany
Shares sold	6,550,000	$173,708,899	3,550,000	$92,522,500
Shares redeemed	(9,750,000)	(258,118,785)	(9,600,000)	(247,102,132)

Net decrease	(3,200,000)	$(84,409,886)	(6,050,000)	$(154,579,632)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Currency Hedged MSCI Eurozone ETF and

iShares Currency Hedged MSCI Germany ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI Eurozone ETF and iShares Currency Hedged MSCI Germany ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Eurozone	$8,707,555
Currency Hedged MSCI Germany	895,230

For the fiscal year ended August 31, 2020, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Eurozone	$10,442,825	$1,509,992
Currency Hedged MSCI Germany	1,150,575	154,685

The following distribution amounts are hereby designated for the fiscal year ended August 31, 2020:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Currency Hedged MSCI Eurozone	$8,064,436	$17,009,885

I M P O R T A N T T A X I N F O R M A T I O N	28

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI Eurozone ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short-and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Currency Hedged MSCI Germany ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers;

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	30

Board Review and Approval of Investment Advisory Contract  (continued)

risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short-and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	32

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Eurozone	$0.374570	$0.834421	$—	$1.208991	31%	69%	—%	100%
Currency Hedged MSCI Germany(a)	0.336392	—	0.015693	0.352085	96	—	4	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	34

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

Complete Schedules of Portfolio Holdings

The complete schedules of investments in securities of unaffiliated issuers for certain iShares Funds in this report are also available without charge, upon request, by calling toll-free 1-800-474-2737.

G E N E R A L I N F O R M A T I O N	36

Glossary of Terms Used in this Report

Counterparty Abbreviations

BNP	BNP Paribas SA

BNY	Bank of New York

BOA	Bank of America N.A.

CITI	Citibank N.A.

DB	Deutsche Bank AG London

JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations

EUR	Euro

USD	United States Dollar

Counterparty Abbreviations (continued)

MS	Morgan Stanley & Co. International PLC

RBS	Royal Bank of Scotland PLC

SSB	State Street Bank and Trust Co.

TDB	Toronto Dominion Bank

UBS	UBS AG

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Financial Information

Audited Financial Statements

August 31, 2020

iShares, Inc.

iShares MSCI Eurozone ETF  |  EZU  |  Cboe BZX

iShares MSCI Germany ETF  |  EWG  |  NYSE Arca

iShares MSCI Italy ETF  |  EWI  |  NYSE Arca

iShares MSCI Spain ETF  |  EWP  |  NYSE Arca

iShares MSCI Switzerland ETF  |  EWL  |  NYSE Arca

Schedule of Investments August 31, 2020	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 0.5%
ANDRITZ AG	71,919	$2,411,764
Erste Group Bank AG(a)	271,537	6,618,299
OMV AG(a)	141,339	4,607,879
Raiffeisen Bank International AG(a)	144,793	2,597,479
Verbund AG	67,141	3,613,379
voestalpine AG	114,673	2,853,951

		22,702,751

Belgium — 2.8%
Ageas SA/NV	170,559	7,180,100
Anheuser-Busch InBev SA/NV	742,059	43,312,770
Colruyt SA	54,426	3,449,813
Elia Group SA/NV	29,943	3,226,512
Galapagos NV(a)(b)	41,347	5,632,237
Groupe Bruxelles Lambert SA	109,955	10,201,827
KBC Group NV	242,460	13,947,565
Proximus SADP	147,336	2,923,267
Sofina SA	14,942	4,494,278
Solvay SA	72,671	6,313,209
Telenet Group Holding NV	43,831	1,707,834
UCB SA	122,845	14,621,134
Umicore SA	192,702	8,870,485

		125,881,031

Finland — 3.3%
Elisa OYJ	139,085	8,198,838
Fortum OYJ	435,538	9,227,423
Kone OYJ, Class B	330,803	28,421,630
Neste OYJ	412,098	22,084,555
Nokia OYJ	5,503,569	26,805,179
Orion OYJ, Class B	102,536	4,821,732
Sampo OYJ, Class A	458,013	18,475,975
Stora Enso OYJ, Class R	569,423	8,396,751
UPM-Kymmene OYJ	519,211	15,778,356
Wartsila OYJ Abp	432,714	3,707,403

		145,917,842

France — 33.2%
Accor SA(a)	184,135	5,668,369
Aeroports de Paris	29,221	3,068,335
Air Liquide SA	461,124	76,683,500
Airbus SE(a)	573,955	47,253,275
Alstom SA(a)	187,715	10,470,580
Amundi SA(a)(c)	59,534	4,635,102
Arkema SA	67,480	7,497,285
Atos SE(a)	96,143	8,336,215
AXA SA	1,883,267	38,460,175
BioMerieux	40,495	6,150,612
BNP Paribas SA(a)	1,095,659	47,913,092
Bollore SA	861,631	3,243,913
Bouygues SA(a)	221,974	8,826,875
Bureau Veritas SA(a)	288,171	6,546,404
Capgemini SE	156,795	21,752,211
Carrefour SA	591,934	9,528,654
Casino Guichard Perrachon SA(a)(b)	7,460	194,049
Cie. de Saint-Gobain(a)	503,142	20,446,885
Cie. Generale des Etablissements Michelin SCA	164,999	18,671,425
CNP Assurances(a)	169,094	2,268,999
Covivio	50,621	3,759,547
Credit Agricole SA(a)	1,119,403	11,497,190
Danone SA	601,300	39,623,790

Security	Shares	Value

France (continued)
Dassault Aviation SA(a)	2,464	$2,246,952
Dassault Systemes SE	128,332	24,226,616
Edenred	237,829	12,307,360
Eiffage SA(a)	80,989	7,479,439
Electricite de France SA	607,987	6,400,131
Engie SA(a)	1,777,221	24,772,334
EssilorLuxottica SA(a)	276,867	37,118,466
Eurazeo SE(a)	38,776	2,050,666
Eurofins Scientific SE(a)	12,816	10,293,816
Faurecia SE(a)	74,292	3,243,897
Gecina SA	44,719	6,161,093
Getlink SE(a)	430,507	6,610,867
Hermes International	30,865	26,555,221
ICADE	29,521	1,915,332
Iliad SA	14,595	3,124,427
Ingenico Group SA(a)	58,960	10,026,983
Ipsen SA	36,877	3,828,146
JCDecaux SA(a)	84,098	1,608,227
Kering SA	73,803	45,421,033
Klepierre SA(b)	191,780	3,162,866
La Francaise des Jeux SAEM(c)	83,523	3,105,561
Legrand SA	259,611	21,702,685
L’Oreal SA	245,162	81,187,528
LVMH Moet Hennessy Louis Vuitton SE	270,564	127,102,677
Natixis SA(a)	932,165	2,569,668
Orange SA	1,940,197	21,649,142
Orpea(a)	50,175	6,039,686
Pernod Ricard SA	207,028	35,529,917
Peugeot SA(a)(b)	574,789	9,878,214
Publicis Groupe SA(a)	212,385	7,460,037
Remy Cointreau SA	22,200	3,661,259
Renault SA(a)	185,704	5,294,692
Safran SA(a)	312,136	36,217,489
Sanofi	1,101,583	111,811,027
Sartorius Stedim Biotech	26,981	9,673,929
Schneider Electric SE	538,551	66,823,336
SCOR SE(a)	155,082	4,158,246
SEB SA	22,324	3,927,335
SES SA	375,593	2,672,684
Societe Generale SA(a)(b)	790,921	12,847,246
Sodexo SA	86,506	6,203,275
STMicroelectronics NV	620,189	18,698,644
Suez SA	333,018	5,776,951
Teleperformance	57,064	17,634,694
Thales SA	103,787	8,130,130
TOTAL SE	2,407,725	95,312,110
Ubisoft Entertainment SA(a)	88,773	7,321,353
Unibail-Rodamco-Westfield(b)	135,598	6,350,518
Valeo SA	222,664	6,817,155
Veolia Environnement SA	524,049	12,660,081
Vinci SA	501,923	47,169,615
Vivendi SA	806,347	22,951,556
Wendel SE	25,640	2,635,586
Worldline SA(a)(c)	133,096	12,259,753

		1,484,284,133

Germany — 27.4%
adidas AG(a)	185,460	56,470,530
Allianz SE, Registered	406,358	88,215,826
Aroundtown SA(a)	1,120,552	6,140,452
BASF SE	894,668	54,633,110

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Bayer AG, Registered	956,956	$63,563,976
Bayerische Motoren Werke AG	322,017	23,164,751
Beiersdorf AG	98,061	11,352,327
Brenntag AG	151,062	9,477,564
Carl Zeiss Meditec AG, Bearer	38,903	4,392,060
Commerzbank AG(a)	978,277	5,689,568
Continental AG	106,948	11,664,892
Covestro AG(c)	170,434	8,124,689
Daimler AG, Registered(b)	833,499	42,509,541
Delivery Hero SE(a)(c)	124,375	13,390,146
Deutsche Bank AG, Registered(a)	1,916,560	18,394,190
Deutsche Boerse AG	185,276	35,098,419
Deutsche Lufthansa AG, Registered(a)(b)	291,741	3,045,965
Deutsche Post AG, Registered	962,672	43,887,864
Deutsche Telekom AG, Registered	3,246,615	57,271,165
Deutsche Wohnen SE	332,251	17,737,961
E.ON SE	2,192,303	25,982,889
Evonik Industries AG	205,679	5,977,360
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	40,744	1,859,453
Fresenius Medical Care AG & Co. KGaA	207,233	17,611,540
Fresenius SE & Co. KGaA	408,492	18,955,205
GEA Group AG	149,498	5,463,890
Hannover Rueck SE	58,616	9,996,522
HeidelbergCement AG	145,333	9,250,225
Henkel AG & Co. KGaA	100,947	9,084,753
HOCHTIEF AG	24,389	2,167,185
Infineon Technologies AG	1,221,112	33,822,621
KION Group AG	63,600	5,389,785
Knorr-Bremse AG	46,935	5,976,929
LANXESS AG	81,426	4,772,666
LEG Immobilien AG	67,085	9,889,192
Merck KGaA	125,655	17,078,999
METRO AG	177,318	1,758,431
MTU Aero Engines AG	51,742	9,607,005
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	136,706	39,516,406
Nemetschek SE	56,031	4,462,886
Puma SE(a)	80,935	6,696,227
RWE AG	626,770	24,961,211
SAP SE	1,017,158	167,921,606
Scout24 AG(c)	104,622	9,753,317
Siemens AG, Registered	745,168	103,074,347
Siemens Healthineers AG(c)	146,520	6,676,288
Symrise AG	124,891	17,258,947
TeamViewer AG(a)(c)	126,354	6,856,003
Telefonica Deutschland Holding AG	1,012,631	2,804,807
thyssenkrupp AG(a)	394,765	2,844,047
Uniper SE	196,664	6,453,899
United Internet AG, Registered(d)	100,771	4,958,075
Volkswagen AG(a)	31,877	5,726,122
Vonovia SE	502,567	36,062,716
Zalando SE(a)(c)	147,691	12,918,801

		1,227,815,351

Ireland — 2.1%
CRH PLC	764,025	28,325,819
Flutter Entertainment PLC(a)	150,336	25,404,951
Kerry Group PLC, Class A	155,259	20,425,029
Kingspan Group PLC(a)	150,569	12,956,257

Security	Shares	Value

Ireland (continued)
Smurfit Kappa Group PLC	221,128	$7,849,118

		94,961,174

Italy — 6.5%
Assicurazioni Generali SpA	1,075,164	16,722,388
Atlantia SpA(a)	485,117	7,733,745
CNH Industrial NV(a)	996,772	7,908,325
DiaSorin SpA	24,885	4,508,826
Enel SpA	7,922,494	71,905,098
Eni SpA	2,484,173	23,173,394
Ferrari NV	123,145	24,035,333
FinecoBank Banca Fineco SpA(a)	580,644	8,819,153
Infrastrutture Wireless Italiane SpA(c)	233,300	2,278,160
Intesa Sanpaolo SpA(a)	16,094,502	34,746,901
Leonardo SpA	341,838	2,317,199
Mediobanca Banca di Credito Finanziario SpA	603,625	5,256,917
Moncler SpA(a)	188,349	7,309,560
Nexi SpA(a)(c)	368,687	6,576,492
Pirelli & C SpA(a)(c)	393,573	1,704,382
Poste Italiane SpA(c)	509,084	4,681,974
Prysmian SpA	236,044	6,617,040
Recordati Industria Chimica e Farmaceutica SpA	102,436	5,594,958
Snam SpA	1,996,430	10,242,939
Telecom Italia SpA/Milano	8,132,121	3,878,575
Tenaris SA	460,749	2,711,082
Terna Rete Elettrica Nazionale SpA	1,382,771	10,018,270
UniCredit SpA(a)	2,074,153	20,464,821

		289,205,532

Netherlands — 13.9%
ABN AMRO Bank NV, CVA(c)	416,230	3,974,359
Adyen NV(a)(c)	17,575	29,699,607
Aegon NV	1,745,465	4,870,114
AerCap Holdings NV(a)(b)	127,891	3,781,737
Akzo Nobel NV	187,960	18,644,154
Altice Europe NV(a)	605,715	2,686,094
ArcelorMittal SA(a)	695,295	8,815,970
Argenx SE(a)	43,500	10,077,019
ASML Holding NV	414,625	155,852,249
Davide Campari-Milano NV	565,981	5,815,798
EXOR NV	106,271	6,278,486
Heineken Holding NV(a)	111,921	9,188,938
Heineken NV(a)	252,037	23,378,428
ING Groep NV(a)	3,804,024	30,954,284
Just Eat Takeaway.com NV(a)(c)	123,122	13,729,387
Koninklijke Ahold Delhaize NV	1,071,287	32,312,021
Koninklijke DSM NV	167,673	26,961,072
Koninklijke KPN NV	3,503,285	9,204,893
Koninklijke Philips NV(a)	891,970	42,280,715
Koninklijke Vopak NV	69,452	3,822,474
NN Group NV	280,768	10,594,005
Prosus NV(a)	474,760	47,603,469
QIAGEN NV(a)	222,248	11,315,004
Randstad NV(a)	116,429	6,080,756
Unilever NV	1,422,847	82,547,265
Wolters Kluwer NV	265,589	21,853,034

		622,321,332

Portugal — 0.5%
EDP - Energias de Portugal SA(b)	2,724,331	13,821,136
Galp Energia SGPS SA	483,257	5,185,380

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Eurozone ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Portugal (continued)
Jeronimo Martins SGPS SA	243,424	$4,004,398

		23,010,914

Spain — 7.1%
ACS Actividades de Construccion y Servicios SA	266,281	6,534,777
Aena SME SA(a)(c)	66,313	9,921,314
Amadeus IT Group SA	438,820	24,618,696
Banco Bilbao Vizcaya Argentaria SA	6,513,149	19,107,408
Banco Santander SA(a)	16,243,072	36,186,586
Bankinter SA	664,673	3,582,686
CaixaBank SA	3,521,915	7,758,570
Cellnex Telecom SA(c)	307,999	19,773,112
Enagas SA	213,004	5,219,669
Endesa SA	311,140	8,644,070
Ferrovial SA	473,990	12,686,519
Grifols SA	292,806	7,952,621
Iberdrola SA	5,798,192	73,157,400
Industria de Diseno Textil SA	1,062,549	29,926,304
Mapfre SA	1,065,925	2,024,372
Naturgy Energy Group SA	288,674	5,579,075
Red Electrica Corp. SA	392,304	7,518,548
Repsol SA	1,458,662	11,551,997
Siemens Gamesa Renewable Energy SA	234,863	6,303,049
Telefonica SA	4,755,017	18,828,879

		316,875,652

United Kingdom — 0.4%
Coca-Cola European Partners PLC	200,217	8,240,932
Fiat Chrysler Automobiles NV(a)	1,073,827	11,854,856

		20,095,788

Total Common Stocks — 97.7% (Cost: $4,996,230,503)		4,373,071,500

Preferred Stocks

Germany — 1.7%
Bayerische Motoren Werke AG, Preference Shares, NVS	55,053	3,101,095
Fuchs Petrolub SE, Preference Shares, NVS	68,560	3,248,617
Henkel AG & Co. KGaA, Preference Shares, NVS	173,347	17,737,823

Security	Shares	Value

Germany (continued)
Porsche Automobil Holding SE, Preference Shares, NVS	149,517	$9,173,206
Sartorius AG, Preference Shares, NVS	34,708	14,735,713
Volkswagen AG, Preference Shares, NVS	180,526	30,083,529

		78,079,983

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	5,871,526	2,779,329

Total Preferred Stocks — 1.8% (Cost: $102,819,477)		80,859,312

Short-Term Investments

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(e)(f)(g)	89,385,696	89,475,081
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(e)(f)	1,650,000	1,650,000

		91,125,081

Total Short-Term Investments — 2.0% (Cost: $91,095,071)		91,125,081

Total Investments in Securities — 101.5% (Cost: $5,190,145,051)		4,545,055,893

Other Assets, Less Liabilities — (1.5)%		(67,816,233)

Net Assets — 100.0%		$4,477,239,660

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$40,320,523	$49,080,557	(a)	$—		$55,028	$18,973	$89,475,081	89,385,696	$1,189,990	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,795,000	—		(1,145,000	)(a)	—	—	1,650,000	1,650,000	22,984		—

						$55,028	$18,973	$91,125,081		$1,212,974		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Eurozone ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	560	09/18/20	$21,867	$78,333

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$78,333

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,807,220

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(205,049)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,997,944

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,373,071,500	$—	$—	$4,373,071,500
Preferred Stocks	80,859,312	—	—	80,859,312
Money Market Funds	91,125,081	—	—	91,125,081

	$4,545,055,893	$—	$—	$4,545,055,893

Derivative financial instruments(a)
Assets
Futures Contracts	$78,333	$—	$—	$78,333

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.7%
MTU Aero Engines AG	113,604	$21,093,004

Air Freight & Logistics — 3.3%
Deutsche Post AG, Registered	2,116,543	96,492,420

Airlines — 0.2%
Deutsche Lufthansa AG, Registered(a)(b)	637,497	6,655,882

Auto Components — 0.9%
Continental AG	235,343	25,669,023

Automobiles — 5.4%
Bayerische Motoren Werke AG	708,477	50,965,301
Daimler AG, Registered(b)	1,831,253	93,396,301
Volkswagen AG(a)	69,076	12,408,244

		156,769,846

Banks — 0.4%
Commerzbank AG(a)	2,152,210	12,517,054

Capital Markets — 4.0%
Deutsche Bank AG, Registered(a)	4,194,099	40,252,877
Deutsche Boerse AG	406,519	77,010,374

		117,263,251

Chemicals — 6.8%
BASF SE	1,965,212	120,006,129
Covestro AG(c)	372,624	17,763,205
Evonik Industries AG	450,180	13,082,950
LANXESS AG	176,869	10,366,917
Symrise AG	275,017	38,005,172

		199,224,373

Construction & Engineering — 0.2%
HOCHTIEF AG	53,157	4,723,484

Construction Materials — 0.7%
HeidelbergCement AG	319,103	20,310,423

Diversified Telecommunication Services — 4.9%
Deutsche Telekom AG, Registered	7,131,463	125,800,933
Telefonica Deutschland Holding AG	2,217,332	6,141,614
United Internet AG, Registered	227,990	11,217,428

		143,159,975

Food & Staples Retailing — 0.1%
METRO AG	385,803	3,825,940

Health Care Equipment & Supplies — 0.8%
Carl Zeiss Meditec AG, Bearer	85,693	9,674,545
Siemens Healthineers AG(c)	320,833	14,618,985

		24,293,530

Health Care Providers & Services — 2.8%
Fresenius Medical Care AG & Co. KGaA	456,411	38,787,743
Fresenius SE & Co. KGaA	894,477	41,506,309

		80,294,052

Household Products — 0.7%
Henkel AG & Co. KGaA	222,504	20,024,309

Independent Power and Renewable Electricity Producers — 0.5%
Uniper SE	431,764	14,169,148

Industrial Conglomerates — 7.8%
Siemens AG, Registered	1,636,819	226,410,756

Security	Shares	Value

Insurance — 10.4%
Allianz SE, Registered	892,599	$193,773,368
Hannover Rueck SE	129,023	22,003,911
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	300,339	86,816,363

		302,593,642

Interactive Media & Services — 0.7%
Scout24 AG(c)	230,632	21,500,517

Internet & Direct Marketing Retail — 2.0%
Delivery Hero SE(a)(c)	276,293	29,745,557
Zalando SE(a)(c)	324,601	28,393,440

		58,138,997

Life Sciences Tools & Services — 0.9%
QIAGEN NV(a)	488,293	24,859,784

Machinery — 1.3%
GEA Group AG	326,661	11,938,887
KION Group AG	138,256	11,716,512
Knorr-Bremse AG	103,817	13,220,556

		36,875,955

Metals & Mining — 0.2%
thyssenkrupp AG(a)	861,682	6,207,907

Multi-Utilities — 3.8%
E.ON SE	4,803,744	56,933,347
RWE AG	1,372,148	54,646,003

		111,579,350

Personal Products — 0.9%
Beiersdorf AG	215,646	24,964,908

Pharmaceuticals — 6.1%
Bayer AG, Registered	2,102,035	139,623,663
Merck KGaA	276,512	37,583,449

		177,207,112

Real Estate Management & Development — 5.3%
Aroundtown SA(a)	2,471,511	13,543,498
Deutsche Wohnen SE	730,368	38,992,325
LEG Immobilien AG	147,642	21,764,329
Vonovia SE	1,102,254	79,094,474

		153,394,626

Semiconductors & Semiconductor Equipment — 2.5%
Infineon Technologies AG	2,676,519	74,134,796

Software — 13.5%
Nemetschek SE	122,901	9,789,102
SAP SE	2,234,257	368,851,273
TeamViewer AG(a)(c)	278,922	15,134,384

		393,774,759

Textiles, Apparel & Luxury Goods — 4.8%
adidas AG(a)	407,374	124,040,902
Puma SE(a)	177,919	14,720,281

		138,761,183

Trading Companies & Distributors — 0.7%
Brenntag AG	331,227	20,781,037

Transportation Infrastructure — 0.1%
Fraport AG Frankfurt Airport Services Worldwide(a)(b)	88,592	4,043,115

Total Common Stocks — 93.4% (Cost: $2,990,182,190)		2,721,714,158

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Germany ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Automobiles — 3.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	122,401	$6,894,759
Porsche Automobil Holding SE, Preference Shares, NVS	327,740	20,107,590
Volkswagen AG, Preference Shares, NVS	397,081	66,171,064

		93,173,413

Chemicals — 0.3%
Fuchs Petrolub SE, Preference Shares, NVS	147,961	7,010,919

Health Care Equipment & Supplies — 1.1%
Sartorius AG, Preference Shares, NVS	76,078	32,299,861

Household Products — 1.3%
Henkel AG & Co. KGaA, Preference Shares, NVS	380,704	38,955,737

Total Preferred Stocks — 5.9% (Cost: $196,945,507)		171,439,930

Short-Term Investments

Money Market Funds — 3.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	95,925,910	96,021,836

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	2,194,000	$2,194,000

		98,215,836

Total Short-Term Investments — 3.4% (Cost: $98,212,383)		98,215,836

Total Investments in Securities — 102.7% (Cost: $3,285,340,080)		2,991,369,924

Other Assets, Less Liabilities — (2.7)%		(77,518,317)

Net Assets — 100.0%		$2,913,851,607

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$39,090,443	$56,879,373	(a)	$—	$52,827	$(807)	$96,021,836	95,925,910	$984,056	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	839,000	1,355,000	(a)	—	—	—	2,194,000	2,194,000	10,508		—

					$52,827	$(807)	$98,215,836		$994,564		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
DAX Index	52	09/18/20	$20,097	$705,064

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Germany ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$705,064

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,606,226

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$872,974

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,969,196

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,721,714,158	$—	$—	$2,721,714,158
Preferred Stocks	171,439,930	—	—	171,439,930
Money Market Funds	98,215,836	—	—	98,215,836

	$2,991,369,924	$—	$—	$2,991,369,924

Derivative financial instruments(a)
Assets
Futures Contracts	$705,064	$—	$—	$705,064

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments August 31, 2020	iShares® MSCI Italy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Leonardo SpA	302,345	$2,049,490

Auto Components — 0.8%
Pirelli & C SpA(a)(b)	409,004	1,771,207

Automobiles — 10.7%
Ferrari NV	70,264	13,714,066
Fiat Chrysler Automobiles NV(b)	774,419	8,549,446

		22,263,512

Banks — 19.9%
FinecoBank Banca Fineco SpA(b)	447,114	6,791,023
Intesa Sanpaolo SpA(b)	9,687,277	20,914,151
Mediobanca Banca di Credito Finanziario SpA	502,425	4,375,575
UniCredit SpA(b)	967,722	9,548,118

		41,628,867

Beverages — 2.2%
Davide Campari-Milano NV	446,395	4,586,980

Diversified Financial Services — 2.3%
EXOR NV	81,745	4,829,491

Diversified Telecommunication Services — 2.5%
Infrastrutture Wireless Italiane SpA(a)	193,623	1,890,716
Telecom Italia SpA/Milano	6,882,036	3,282,353

		5,173,069

Electric Utilities — 25.2%
Enel SpA	5,001,571	45,394,601
Terna Rete Elettrica Nazionale SpA	992,210	7,188,629

		52,583,230

Electrical Equipment — 2.5%
Prysmian SpA	183,460	5,142,949

Energy Equipment & Services — 1.1%
Tenaris SA	396,304	2,331,883

Gas Utilities — 3.5%
Snam SpA	1,434,175	7,358,218

Health Care Equipment & Supplies — 1.6%
DiaSorin SpA	18,329	3,320,967

Insurance — 6.4%
Assicurazioni Generali SpA	615,841	9,578,382
Poste Italiane SpA(a)	408,576	3,757,616

		13,335,998

Security	Shares	Value

IT Services — 2.3%
Nexi SpA(a)(b)	266,102	$4,746,622

Machinery — 2.9%
CNH Industrial NV(b)	758,773	6,020,056

Oil, Gas & Consumable Fuels — 6.4%
Eni SpA	1,424,630	13,289,538

Pharmaceuticals — 2.1%
Recordati Industria Chimica e Farmaceutica SpA	78,927	4,310,919

Textiles, Apparel & Luxury Goods — 2.6%
Moncler SpA(b)	140,345	5,446,592

Transportation Infrastructure — 2.7%
Atlantia SpA(b)	357,550	5,700,069

Total Common Stocks — 98.7% (Cost: $247,675,593)		205,889,657

Preferred Stocks

Diversified Telecommunication Services — 1.2%
Telecom Italia SpA/Milano, Preference Shares, NVS	5,276,619	2,497,726

Total Preferred Stocks — 1.2% (Cost: $3,840,099)		2,497,726

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	100,000	100,000

Total Short-Term Investments — 0.0% (Cost: $100,000)		100,000

Total Investments in Securities — 99.9% (Cost: $251,615,692)		208,487,383

Other Assets, Less Liabilities — 0.1%		157,615

Net Assets — 100.0%		$208,644,998

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Italy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$(7,657	)(b)	$7,657	$—	$—	—	$6,219	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	103,000	—	(3,000	)(b)	—	—	100,000	100,000	1,886		—

					$7,657	$—	$100,000		$8,105		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE/MIB Index	1	09/18/20	$117	$(6,031)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$6,031

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$108,979

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$192

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$266,623

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Italy ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$205,889,657	$—	$—	$205,889,657
Preferred Stocks	2,497,726	—	—	2,497,726
Money Market Funds	100,000	—	—	100,000

	$208,487,383	$—	$—	$208,487,383

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(6,031)	$—	$—	$(6,031)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Spain ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 20.8%
Banco Bilbao Vizcaya Argentaria SA	7,036,532	$20,642,839
Banco Santander SA(a)	24,023,253	53,519,402
Bankinter SA	1,606,222	8,657,776
CaixaBank SA	6,637,867	14,622,828

		97,442,845

Biotechnology — 3.2%
Grifols SA	552,591	15,008,391

Construction & Engineering — 6.8%
ACS Actividades de Construccion y Servicios SA	520,601	12,776,020
Ferrovial SA	713,628	19,100,519

		31,876,539

Diversified Telecommunication Services — 8.8%
Cellnex Telecom SA(b)	333,413	21,404,656
Telefonica SA	4,976,251	19,704,919

		41,109,575

Electric Utilities — 29.0%
Endesa SA	580,411	16,124,938
Iberdrola SA	8,297,582	104,692,898
Red Electrica Corp. SA	798,923	15,311,445

		136,129,281

Electrical Equipment — 2.7%
Siemens Gamesa Renewable Energy SA	469,731	12,606,232

Gas Utilities — 5.1%
Enagas SA	494,080	12,107,443
Naturgy Energy Group SA	605,724	11,706,562

		23,814,005

Insurance — 1.4%
Mapfre SA	3,411,073	6,478,205

IT Services — 4.8%
Amadeus IT Group SA	406,782	22,821,299

Oil, Gas & Consumable Fuels — 3.7%
Repsol SA	2,178,501	17,252,822

Specialty Retail — 9.5%
Industria de Diseno Textil SA	1,579,532	44,486,942

Transportation Infrastructure — 3.9%
Aena SME SA(a)(b)	121,897	18,237,426

Total Common Stocks — 99.7% (Cost: $694,784,642)		467,263,562

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	240,000	240,000

Total Short-Term Investments — 0.0% (Cost: $240,000)		240,000

Total Investments in Securities — 99.7% (Cost: $695,024,642)		467,503,562

Other Assets, Less Liabilities — 0.3%		1,320,438

Net Assets — 100.0%		$468,824,000

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Spain ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$764	(b)	$—		$(764)	$—	$—	—	$2,468	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	419,000	—		(179,000	)(b)	—	—	240,000	240,000	6,927		—

						$(764)	$—	$240,000		$9,395		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	17	09/18/20	$1,414	$(20,253)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$20,253

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(217,861)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(44,139)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,104,289

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Spain ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$467,263,562	$—	$—	$467,263,562
Money Market Funds	240,000	—	—	240,000

	$467,503,562	$—	$—	$467,503,562

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(20,253)	$—	$—	$(20,253)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments August 31, 2020	iShares® MSCI Switzerland ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 0.5%
Banque Cantonale Vaudoise, Registered	79,631	$8,533,946

Building Products — 1.8%
Geberit AG, Registered	52,190	30,173,929

Capital Markets — 8.1%
Credit Suisse Group AG, Registered	3,297,521	36,379,115
Julius Baer Group Ltd.	367,773	17,685,125
Partners Group Holding AG	26,923	27,441,756
UBS Group AG, Registered	4,727,206	57,669,341

		139,175,337

Chemicals — 6.9%
Clariant AG, Registered	469,409	9,800,532
EMS-Chemie Holding AG, Registered	15,156	13,709,325
Givaudan SA, Registered	12,070	50,802,710
Sika AG, Registered	188,355	45,308,116

		119,620,683

Construction Materials — 2.0%
LafargeHolcim Ltd., Registered(a)	719,589	34,283,267

Diversified Telecommunication Services — 1.3%
Swisscom AG, Registered	39,063	21,690,821

Electrical Equipment — 3.5%
ABB Ltd., Registered	2,360,407	60,212,726

Food Products — 23.8%
Barry Callebaut AG, Registered	5,806	12,895,774
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	1,852	15,826,687
Chocoladefabriken Lindt & Spruengli AG, Registered	175	15,508,912
Nestle SA, Registered	3,034,780	365,878,968

		410,110,341

Health Care Equipment & Supplies — 4.3%
Alcon Inc.(a)	660,891	37,695,998
Sonova Holding AG, Registered(a)	85,164	19,965,707
Straumann Holding AG, Registered	17,108	16,886,657

		74,548,362

Insurance — 8.0%
Baloise Holding AG, Registered	85,444	13,332,092
Swiss Life Holding AG, Registered(a)	50,033	20,269,907
Swiss Re AG	408,323	32,939,733
Zurich Insurance Group AG	190,719	70,742,569

		137,284,301

Life Sciences Tools & Services — 3.5%
Lonza Group AG, Registered	95,806	59,625,390

Machinery — 1.7%
Schindler Holding AG, Participation Certificates, NVS	66,740	17,869,970
Schindler Holding AG, Registered	42,530	11,231,755

		29,101,725

Security	Shares	Value

Marine — 1.0%
Kuehne & Nagel International AG, Registered(a)	90,076	$17,511,027

Pharmaceuticals — 24.1%
Novartis AG, Registered	1,943,843	168,468,552
Roche Holding AG, NVS	664,832	233,091,746
Vifor Pharma AG	86,071	12,756,038

		414,316,336

Professional Services — 2.2%
Adecco Group AG, Registered	275,695	14,469,816
SGS SA, Registered	9,029	23,443,614

		37,913,430

Real Estate Management & Development — 0.7%
Swiss Prime Site AG, Registered	142,447	12,869,191

Software — 1.0%
Temenos AG, Registered	110,486	17,889,787

Technology Hardware, Storage & Peripherals — 1.1%
Logitech International SA, Registered	259,162	19,231,723

Textiles, Apparel & Luxury Goods — 3.8%
Cie. Financiere Richemont SA, Registered	690,257	45,810,160
Swatch Group AG (The), Bearer	56,378	11,958,685
Swatch Group AG (The), Registered(b)	187,300	7,413,373

		65,182,218

Total Common Stocks — 99.3% (Cost: $1,510,906,695)		1,709,274,540

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(c)(d)(e)	4,433,743	4,438,176
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(c)(d)	1,330,000	1,330,000

		5,768,176

Total Short-Term Investments — 0.3% (Cost: $5,768,991)		5,768,176

Total Investments in Securities — 99.6% (Cost: $1,516,675,686)		1,715,042,716

Other Assets, Less Liabilities — 0.4%		6,658,777

Net Assets — 100.0%		$1,721,701,493

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Switzerland ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$4,441,532	(a)	$—	$(2,541)	$(815)	$4,438,176	4,433,743	$9,239	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	516,000	814,000	(a)	—	—	—	1,330,000	1,330,000	5,435		—

					$(2,541)	$(815)	$5,768,176		$14,674		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	259	09/18/20	$10,113	$146,987

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$146,987

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,420,467

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(25,906)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,538,558

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Switzerland ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,709,274,540	$—	$—	$1,709,274,540
Money Market Funds	5,768,176	—	—	5,768,176

	$1,715,042,716	$—	$—	$1,715,042,716

Derivative financial instruments(a)
Assets
Futures Contracts	$146,987	$—	$—	$146,987

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,453,930,812	$2,893,154,088	$208,387,383	$467,263,562
Affiliated(c)	91,125,081	98,215,836	100,000	240,000
Cash	46	7,926	6,497	4,188
Foreign currency, at value(d)	7,691,062	679,755	96,531	1,900,845
Foreign currency collateral pledged:
Futures contracts(e)	3,174,052	2,449,546	21,527	271,839
Receivables:
Investments sold	11,064,752	2,718,442	4,048,192	20,882,853
Securities lending income — Affiliated	83,605	106,248	—	531
Capital shares sold	3,289,397	—	—	1,409,340
Dividends	3,696,529	4,621,304	11	31
Tax reclaims	9,986,679	9,884,737	—	90,050
Foreign withholding tax claims	1,208	—	—	—

Total assets	4,584,043,223	3,011,837,882	212,660,141	492,063,239

LIABILITIES
Collateral on securities loaned, at value	89,406,480	95,979,515	—	—
Payables:
Investments purchased	15,181,107	715,341	3,921,645	22,988,483
Variation margin on futures contracts	320,601	135,067	1,200	51,297
Investment advisory fees	1,895,363	1,156,352	92,298	199,459
Professional fees	12	—	—	—

Total liabilities	106,803,563	97,986,275	4,015,143	23,239,239

NET ASSETS	$4,477,239,660	$2,913,851,607	$208,644,998	$468,824,000

NET ASSETS CONSIST OF:
Paid-in capital	$5,795,404,353	$3,486,230,914	$462,954,816	$995,978,148
Accumulated loss	(1,318,164,693)	(572,379,307)	(254,309,818)	(527,154,148)

NET ASSETS	$4,477,239,660	$2,913,851,607	$208,644,998	$468,824,000

Shares outstanding	113,300,000	96,600,000	8,100,000	20,250,000

Net asset value	$39.52	$30.16	$25.76	$23.15

Shares authorized	1 billion	482.2 million	295.4 million	127.8 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$84,460,411	$91,262,747	$—	$—
(b) Investments, at cost — Unaffiliated	$5,099,049,980	$3,187,127,697	$251,515,692	$694,784,642
(c) Investments, at cost — Affiliated	$91,095,071	$98,212,383	$100,000	$240,000
(d) Foreign currency, at cost	$7,412,593	$592,255	$92,698	$1,866,228
(e) Foreign currency collateral pledged, at cost	$3,167,151	$2,444,220	$21,480	$271,248

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Assets and Liabilities  (continued)

August 31, 2020

iShares MSCI Switzerland ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,709,274,540
Affiliated(c)	5,768,176
Cash	5,790
Foreign currency, at value(d)	1,688,054
Foreign currency collateral pledged:
Futures contracts(e)	1,524,836
Receivables:
Investments sold	55,151,071
Securities lending income — Affiliated	1,131
Dividends	168
Tax reclaims	9,286,864

Total assets	1,782,700,630

LIABILITIES
Collateral on securities loaned, at value	4,441,852
Payables:
Investments purchased	55,669,188
Variation margin on futures contracts	153,524
Investment advisory fees	734,573

Total liabilities	60,999,137

NET ASSETS	$1,721,701,493

NET ASSETS CONSIST OF:
Paid-in capital	$1,608,499,662
Accumulated earnings	113,201,831

NET ASSETS	$1,721,701,493

Shares outstanding	41,125,000

Net asset value	$41.87

Shares authorized	318.625 million

Par value	$0.001

(a) Securities loaned, at value	$4,158,218
(b) Investments, at cost — Unaffiliated	$1,510,906,695
(c) Investments, at cost — Affiliated	$5,768,991
(d) Foreign currency, at cost	$1,585,213
(e) Foreign currency collateral pledged, at cost	$1,521,521

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy ETF	iShares MSCI Spain ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$98,566,002	$55,235,533	$6,137,023	$17,319,178
Dividends — Affiliated	22,984	10,508	1,886	6,927
Non-cash dividends — Unaffiliated	8,775,337	—	—	9,642,753
Securities lending income — Affiliated — net	1,189,990	984,056	6,219	2,468
Foreign taxes withheld	(12,708,725)	(7,128,367)	(912,342)	(2,578,919)

Total investment income	95,845,588	49,101,730	5,232,786	24,392,407

EXPENSES
Investment advisory fees	24,691,965	10,601,801	1,237,009	3,529,732
Professional fees	1,258	—	—	17,075
Miscellaneous	264	264	264	264

Total expenses	24,693,487	10,602,065	1,237,273	3,547,071

Net investment income	71,152,101	38,499,665	3,995,513	20,845,336

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(138,698,900)	(86,242,056)	(23,307,057)	(144,715,830)
Investments — Affiliated	55,028	52,827	7,657	(764)
In-kind redemptions — Unaffiliated	(387,995,367)	27,084,635	(18,816,213)	(128,820,480)
Futures contracts	1,807,220	1,606,226	108,979	(217,861)
Foreign currency transactions	955,954	501,002	17,998	71,383

Net realized loss	(523,876,065)	(56,997,366)	(41,988,636)	(273,683,552)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	421,455,186	349,253,177	5,123,656	108,498,243
Investments — Affiliated	18,973	(807)	—	—
Futures contracts	(205,049)	872,974	192	(44,139)
Foreign currency translations	1,219,303	931,424	7,259	49,366

Net change in unrealized appreciation (depreciation)	422,488,413	351,056,768	5,131,107	108,503,470

Net realized and unrealized gain (loss)	(101,387,652)	294,059,402	(36,857,529)	(165,180,082)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,235,551)	$332,559,067	$(32,862,016)	$(144,334,746)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Operations (continued)

Year Ended August 31, 2020

iShares MSCI Switzerland ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$37,194,211
Dividends — Affiliated	5,435
Securities lending income — Affiliated — net	9,239
Foreign taxes withheld	(6,501,380)

Total investment income	30,707,505

EXPENSES
Investment advisory fees	6,527,695
Miscellaneous	264

Total expenses	6,527,959

Net investment income	24,179,546

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(30,860,222)
Investments — Affiliated	(2,541)
In-kind redemptions — Unaffiliated	77,685,534
Futures contracts	2,420,467
Foreign currency transactions	361,568

Net realized gain	49,604,806

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	155,556,351
Investments — Affiliated	(815)
Futures contracts	(25,906)
Foreign currency translations	977,052

Net change in unrealized appreciation (depreciation)	156,506,682

Net realized and unrealized gain	206,111,488

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$230,291,034

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$71,152,101	$188,336,497	$38,499,665	$58,499,817
Net realized loss	(523,876,065)	(256,286,586)	(56,997,366)	(85,758,069)
Net change in unrealized appreciation (depreciation)	422,488,413	(541,585,755)	351,056,768	(329,119,184)

Net increase (decrease) in net assets resulting from operations	(30,235,551)	(609,535,844)	332,559,067	(356,377,436)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(60,025,448)	(193,219,136)	(21,992,516)	(58,677,042)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(664,010,513)	(3,523,968,012)	600,600,371	(933,488,410)

NET ASSETS
Total increase (decrease) in net assets	(754,271,512)	(4,326,722,992)	911,166,922	(1,348,542,888)
Beginning of year	5,231,511,172	9,558,234,164	2,002,684,685	3,351,227,573

End of year	$4,477,239,660	$5,231,511,172	$2,913,851,607	$2,002,684,685

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Changes in Net Assets (continued)

	iShares MSCI Italy ETF		iShares MSCI Spain ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,995,513	$10,103,171	$20,845,336	$34,269,377
Net realized loss	(41,988,636)	(42,250,592)	(273,683,552)	(28,332,161)
Net change in unrealized appreciation (depreciation)	5,131,107	35,984,260	108,503,470	(96,440,348)

Net increase (decrease) in net assets resulting from operations	(32,862,016)	3,836,839	(144,334,746)	(90,503,132)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,168,452)	(10,603,637)	(26,056,692)	(32,499,998)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	10,218,705	(163,401,382)	(185,995,710)	72,772,356

NET ASSETS
Total decrease in net assets	(26,811,763)	(170,168,180)	(356,387,148)	(50,230,774)
Beginning of year	235,456,761	405,624,941	825,211,148	875,441,922

End of year	$208,644,998	$235,456,761	$468,824,000	$825,211,148

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,179,546	$20,527,971
Net realized gain	49,604,806	4,112,266
Net change in unrealized appreciation (depreciation)	156,506,682	53,854,421

Net increase in net assets resulting from operations	230,291,034	78,494,658

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(23,858,476)	(21,371,038)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	377,233,178	46,825,869

NET ASSETS
Total increase in net assets	583,665,736	103,949,489
Beginning of year	1,138,035,757	1,034,086,268

End of year	$1,721,701,493	$1,138,035,757

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$37.91	$41.29	$41.71	$34.20	$36.04

Net investment income(a)	0.55	1.05	1.03	0.99	0.92	(b)
Net realized and unrealized gain (loss)(c)	1.55	(3.22)	(0.23)	7.38	(1.84)

Net increase (decrease) from investment operations	2.10	(2.17)	0.80	8.37	(0.92)

Distributions(d)
From net investment income	(0.49)	(1.21)	(1.22)	(0.86)	(0.92)

Total distributions	(0.49)	(1.21)	(1.22)	(0.86)	(0.92)

Net asset value, end of year	$39.52	$37.91	$41.29	$41.71	$34.20

Total Return
Based on net asset value	5.61%	(5.22)%	1.87%	24.72%	(2.53	)%(b)

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.51%	0.49%	N/A	0.49%	0.48%

Net investment income	1.46%	2.74%	2.36%	2.63%	2.69	%(b)

Supplemental Data
Net assets, end of year (000)	$4,477,240	$5,231,511	$9,558,234	$13,286,216	$8,293,591

Portfolio turnover rate(e)	5%	6%	5%	4%	4%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended August 31, 2016:

• Net investment income per share by $0.02.

• Total return by 0.08%.

• Ratio of net investment income to average net assets by 0.06%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$26.28	$30.36	$30.71	$26.18	$26.34

Net investment income(a)	0.50	0.65	0.64	0.59	0.49
Net realized and unrealized gain (loss)(b)	3.66	(3.99)	(0.16)	4.54	(0.04)

Net increase (decrease) from investment operations	4.16	(3.34)	0.48	5.13	0.45

Distributions(c)
From net investment income	(0.28)	(0.74)	(0.83)	(0.60)	(0.61)

Total distributions	(0.28)	(0.74)	(0.83)	(0.60)	(0.61)

Net asset value, end of year	$30.16	$26.28	$30.36	$30.71	$26.18

Total Return
Based on net asset value	15.98%	(11.07)%	1.52%	19.63%	1.81%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.85%	2.38%	1.99%	2.08%	1.90%

Supplemental Data
Net assets, end of year (000)	$2,913,852	$2,002,685	$3,351,228	$4,809,899	$3,596,902

Portfolio turnover rate(d)	4%	9%	6%	3%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		iShares MSCI Italy ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	08/31/20	08/31/19	08/31/18	08/31/17 (a)	08/31/16 (a)

Net asset value, beginning of year	$26.83	$27.18	$30.21	$22.60	$29.50

Net investment income(b)	0.43	1.00	0.82	0.57	0.66
Net realized and unrealized gain (loss)(c)	(1.05)	(0.12)	(2.86)	7.76	(6.82)

Net increase (decrease) from investment operations	(0.62)	0.88	(2.04)	8.33	(6.16)

Distributions(d)
From net investment income	(0.45)	(1.23)	(0.99)	(0.72)	(0.72)
Return of capital	—	—	—	—	(0.02)

Total distributions	(0.45)	(1.23)	(0.99)	(0.72)	(0.74)

Net asset value, end of year	$25.76	$26.83	$27.18	$30.21	$22.60

Total Return
Based on net asset value	(2.29)%	3.46%	(6.98)%	37.37%	(20.97)%

Ratios to Average Net Assets
Total expenses	0.51%	0.49%	0.47%	0.49%	0.48%

Net investment income	1.64%	3.72%	2.64%	2.59%	2.54%

Supplemental Data
Net assets, end of year (000)	$208,645	$235,457	$405,625	$840,630	$461,031

Portfolio turnover rate(e)	16%	13%	10%	18%	16%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Spain ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$26.71	$29.85	$33.63	$26.49	$31.96

Net investment income(a)	0.77	1.04	0.99	0.94	1.00
Net realized and unrealized gain (loss)(b)	(3.44)	(3.26)	(3.72)	7.19	(5.40)

Net increase (decrease) from investment operations	(2.67)	(2.22)	(2.73)	8.13	(4.40)

Distributions(c)
From net investment income	(0.89)	(0.92)	(1.05)	(0.99)	(1.07)

Total distributions	(0.89)	(0.92)	(1.05)	(0.99)	(1.07)

Net asset value, end of year	$23.15	$26.71	$29.85	$33.63	$26.49

Total Return
Based on net asset value	(10.44)%	(7.53)%	(8.28)%	31.48%	(13.82)%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.51%	N/A	N/A	N/A	N/A

Net investment income	2.99%	3.65%	3.02%	3.10%	3.53%

Supplemental Data
Net assets, end of year (000)	$468,824	$825,211	$875,442	$1,528,533	$599,944

Portfolio turnover rate(d)	19%	12%	21%	16%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI Switzerland ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$37.31	$34.91	$34.27	$30.22	$31.90

Net investment income(a)	0.73	0.72	0.66	0.69	0.81
Net realized and unrealized gain (loss)(b)	4.45	2.43	0.79	4.11	(1.70)

Net increase (decrease) from investment operations	5.18	3.15	1.45	4.80	(0.89)

Distributions(c)
From net investment income	(0.62)	(0.75)	(0.81)	(0.75)	(0.79)

Total distributions	(0.62)	(0.75)	(0.81)	(0.75)	(0.79)

Net asset value, end of year	$41.87	$37.31	$34.91	$34.27	$30.22

Total Return
Based on net asset value	14.07%	9.07%	4.43%	15.90%	(2.76)%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Net investment income	1.89%	2.06%	1.91%	2.18%	2.68%

Supplemental Data
Net assets, end of year (000)	$1,721,701	$1,138,036	$1,034,086	$1,259,258	$1,091,735

Portfolio turnover rate(d)	16%	11%	9%	13%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy	Non-diversified
MSCI Spain	Non-diversified
MSCI Switzerland	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral

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Notes to Financial Statements  (continued)

received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

MSCI Eurozone
Barclays Capital Inc.	$4,491,606	$4,491,606	$—	$—
BofA Securities, Inc.	50,440,618	50,440,618	—	—
Citigroup Global Markets Inc.	814,416	814,416	—	—
Credit Suisse AG	145,949	145,949	—	—
Goldman Sachs & Co.	20,079,067	20,079,067	—	—
HSBC Bank PLC	39,706	39,706	—	—
JPMorgan Securities LLC	1,049,160	1,049,160	—	—
Morgan Stanley & Co. LLC	4,895,359	4,895,359	—	—
UBS AG	1,250,969	1,250,969	—	—
UBS Securities LLC	1,253,561	1,253,561	—	—

	$84,460,411	$84,460,411	$—	$—

MSCI Germany
BofA Securities, Inc.	$83,635,671	$83,635,671	$—	$—
Citigroup Global Markets Inc.	5,675,891	5,675,891	—	—
Credit Suisse Securities (USA) LLC	40,906	40,906	—	—
HSBC Bank PLC	63,604	63,604	—	—
Morgan Stanley & Co. LLC	1,846,675	1,846,675	—	—

	$91,262,747	$91,262,747	$—	$—

MSCI Switzerland
Goldman Sachs & Co.	$4,158,218	$4,158,218	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the

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Notes to Financial Statements  (continued)

statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$279,954
MSCI Germany	235,054
MSCI Italy	1,631
MSCI Spain	861
MSCI Switzerland	2,935

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

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Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI Eurozone	$82,287,809	$26,941,548	$(28,024,160)
MSCI Germany	27,932,114	16,941,920	(11,457,311)
MSCI Italy	2,438,087	10,235,787	(7,978,840)
MSCI Spain	30,241,031	22,549,057	(28,397,254)
MSCI Switzerland	71,602,487	60,239,448	(4,991,104)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$257,669,896	$ 218,868,485
MSCI Germany	122,183,600	73,533,481
MSCI Italy	41,397,526	37,842,776
MSCI Spain	128,694,354	143,098,927
MSCI Switzerland	222,302,606	207,047,675

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$1,140,951,558	$ 1,826,388,007
MSCI Germany	1,424,074,615	844,711,680
MSCI Italy	189,469,038	182,507,209
MSCI Spain	326,398,994	513,707,895
MSCI Switzerland	742,547,594	374,766,439

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions is reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
MSCI Eurozone	$(400,422,077)	$400,422,077
MSCI Germany	25,958,015	(25,958,015)
MSCI Italy	(21,532,380)	21,532,380
MSCI Spain	(141,111,882)	141,111,882
MSCI Switzerland	74,460,482	(74,460,482)

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Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI Eurozone
Ordinary income	$60,025,448	$193,219,136

MSCI Germany
Ordinary income	$21,992,516	$58,677,042

MSCI Italy
Ordinary income	$4,168,452	$10,603,637

MSCI Spain
Ordinary income	$26,056,692	$32,499,998

MSCI Switzerland
Ordinary income	$23,858,476	$21,371,038

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MSCI Eurozone	$27,549,341	$(676,024,734)	$(669,689,300)	$(1,318,164,693)
MSCI Germany	16,738,337	(276,948,379)	(312,169,265)	(572,379,307)
MSCI Italy	1,655,178	(209,359,692)	(46,605,304)	(254,309,818)
MSCI Spain	6,478,398	(295,884,852)	(237,747,694)	(527,154,148)
MSCI Switzerland	890,675	(76,676,094)	188,987,250	113,201,831

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Eurozone	$5,215,886,330	$562,400,600	$(1,233,231,037)	$(670,830,437)
MSCI Germany	3,304,489,730	316,514,053	(629,633,859)	(313,119,806)
MSCI Italy	255,090,536	10,167,429	(56,776,613)	(46,609,184)
MSCI Spain	705,271,109	27,914,345	(265,702,145)	(237,787,800)
MSCI Switzerland	1,526,966,714	231,184,283	(43,108,281)	188,076,002

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

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Notes to Financial Statements  (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

MSCI Eurozone
Shares sold	30,800,000	$1,189,725,798	9,500,000	$367,902,543
Shares redeemed	(55,500,000)	(1,853,736,311)	(103,000,000)	(3,891,870,555)

Net decrease	(24,700,000)	$(664,010,513)	(93,500,000)	$(3,523,968,012)

MSCI Germany
Shares sold	54,600,000	$1,453,163,218	12,300,000	$337,288,125
Shares redeemed	(34,200,000)	(852,562,847)	(46,500,000)	(1,270,776,535)

Net increase (decrease)	20,400,000	$600,600,371	(34,200,000)	$(933,488,410)

MSCI Italy
Shares sold	7,575,000	$200,938,363	13,050,000	$348,776,931
Shares redeemed	(8,250,000)	(190,719,658)	(19,200,000)	(512,178,313)

Net increase (decrease)	(675,000)	$10,218,705	(6,150,000)	$(163,401,382)

MSCI Spain
Shares sold	14,400,000	$362,119,221	27,900,000	$803,958,247
Shares redeemed	(25,050,000)	(548,114,931)	(26,325,000)	(731,185,891)

Net increase (decrease)	(10,650,000)	$(185,995,710)	1,575,000	$72,772,356

MSCI Switzerland
Shares sold	20,625,000	$762,493,628	9,500,000	$333,118,780
Shares redeemed	(10,000,000)	(385,260,450)	(8,625,000)	(286,292,911)

Net increase	10,625,000	$377,233,178	875,000	$46,825,869

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded receivables for all recoverable taxes withheld by Finland based upon recent favorable determinations made by the Finnish tax authorities. Professional and other fees associated with the filing of these claims for foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund. Withholding tax claims may be for the current year and potentially for a limited number of prior calendar years, depending upon statutes of limitation on taxes. The Fund continues to evaluate developments in Finland for potential impact to the receivables and payables recorded. Finnish tax claim receivables and related liabilities are disclosed in the statement of assets and liabilities.

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

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Notes to Financial Statements  (continued)

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

The iShares MSCI Eurozone ETF has filed claims to recover taxes withheld by France on dividend income on the basis that France had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. On October 15, 2020 the iShares MSCI Eurozone ETF received a payment from the French tax authority. The receipt of this payment is not a guarantee of future payments and Management continues to evaluate developments in France for potential impacts to filed claims and associated professional and IRS compliance fees, if any.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF,

iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy ETF, iShares MSCI Spain ETF and iShares MSCI Switzerland ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T

Want to know more?

iShares.com  |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-814-0820

AUGUST 31, 2020

2020 Annual Report

iShares Trust

•	iShares Currency Hedged MSCI United Kingdom ETF | HEWU | NYSE Arca
•	iShares MSCI United Kingdom ETF | EWU | NYSE Arca
•	iShares MSCI United Kingdom Small-Cap ETF | EWUS | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® Currency Hedged MSCI United Kingdom ETF

Investment Objective

The iShares Currency Hedged MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization United Kingdom equities while mitigating exposure to fluctuations between the value of the British pound and the U.S. dollar, as represented by the MSCI United Kingdom 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI United Kingdom ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(16.34)%	2.87%	1.83%	(16.34)%	15.20%	9.85%
Fund Market	(16.21)	2.94	1.86	(16.21)	15.57	10.01
Index	(14.79)	3.64	2.47	(14.79)	19.59	13.42

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$889.30	$0.00		$1,000.00	$1,025.10	$0.00		0.00%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® Currency Hedged MSCI United Kingdom ETF

Portfolio Management Commentary

Stocks in the U.K. declined for the reporting period amid a deep recession driven by the coronavirus pandemic. Slowing household and business spending and manufacturing activity led to the steepest economic contraction on record and the largest of any developed economy for the second quarter of 2020. Economic activity and stock prices rebounded in the second half of the reporting period amid the government’s massive stimulus measures.

The energy sector was the main detractor from the Index’s return in U.S. dollar terms. Already low oil prices declined sharply due to increased competition from suppliers in Saudi Arabia and Russia, while coronavirus-related restrictions curtailed economic activity and significantly reduced demand for oil, driving weaker margins. Integrated oil and gas companies reported significant depreciation of assets, substantially lower income, and reduced dividends.

The financials sector also weighed meaningfully on the Index’s return as U.K. banks reported sharply lower income and increased provisioning costs to cover an expected rise in loan defaults. Banks suspended dividend payments following guidance from regulators, which also weighed on the sector. The communication services sector detracted as travel restrictions and business closures drove revenues lower for paid television services, business communications, mobile roaming, and advertising.

On the upside, the healthcare sector contributed to the Index’s return in U.S. dollar terms, particularly pharmaceuticals stocks. Optimism about progress toward a coronavirus vaccine bolstered investor sentiment amid strong emerging-market and oncology sales. The diversified metals and mining industry drove contribution from the materials sector. Rebounding Chinese demand led to higher iron ore prices, supporting the industry’s gains.

In terms of currency performance during the reporting period, the British pound appreciated by approximately 10% relative to the U.S. dollar. The Fed’s unprecedented expansion of monetary stimulus and further deficit spending drove U.S. dollar weakness relative to the British pound.

The British pound’s positive performance meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the British pound’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of British equities measured in British pounds.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.8%
Forward foreign currency exchange contracts, net cumulative depreciation	(2.2)
Other assets less liabilities	2.4

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Consumer Staples	19.2%
Financials	17.7
Health Care	14.0
Industrials	11.2
Materials	10.7
Energy	9.6
Consumer Discretionary	6.8
Communication Services	4.4
Utilities	3.7
Information Technology	1.4
Real Estate	1.3

(a)	Excludes money market funds.

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI United Kingdom ETF

Investment Objective

The iShares MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of U.K. equities, as represented by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(8.25)%	(0.83)%	2.88%	(8.25)%	(4.07)%	32.87%
Fund Market	(9.27)	(0.91)	2.81	(9.27)	(4.47)	31.98
Index	(7.71)	(0.31)	3.43	(7.71)	(1.55)	40.10

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$948.00	$2.55		$1,000.00	$1,022.50	$2.64		0.52%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® MSCI United Kingdom ETF

Portfolio Management Commentary

Stocks in the U.K. declined for the reporting period amid a deep recession driven by the coronavirus pandemic. Slowing household and business spending and manufacturing activity led to the steepest economic contraction on record and the largest of any developed economy for the second quarter of 2020. Economic activity and stock prices rebounded in the second half of the reporting period amid the government’s massive stimulus measures. U.S. dollar depreciation against the British pound, driven by the U.S.’s expansive monetary policy, ultra-low interest rates, and the rapid spread of the coronavirus, benefited U.S.-based investors, although U.K. equities remained below pre-pandemic levels.

The energy sector was the main detractor from the Index’s return. Already low oil prices declined sharply due to increased competition from suppliers in Saudi Arabia and Russia, while coronavirus-related restrictions curtailed economic activity and significantly reduced demand for oil, driving weaker margins. Integrated oil and gas companies reported significant depreciation of assets, substantially lower income, and reduced dividends.

The financials sector also weighed meaningfully on the Index’s return as U.K. banks reported sharply lower income and increased provisioning costs to cover an expected rise in loan defaults. Banks suspended dividend payments following guidance from regulators, which also weighed on the sector. The communication services sector detracted as travel restrictions and business closures drove revenues lower for paid television services, business communications, mobile roaming, and advertising.

On the upside, the healthcare sector contributed to the Index’s return, particularly pharmaceuticals stocks. Optimism about progress toward a coronavirus vaccine bolstered investor sentiment amid strong emerging-market and oncology sales. The diversified metals and mining industry drove contribution from the materials sector. Rebounding Chinese demand led to higher iron ore prices, supporting the industry’s gains.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Consumer Staples	19.2%
Financials	17.7
Health Care	14.0
Industrials	11.2
Materials	10.7
Energy	9.6
Consumer Discretionary	6.8
Communication Services	4.4
Utilities	3.7
Information Technology	1.4
Real Estate	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
AstraZeneca PLC	7.6%
GlaxoSmithKline PLC	5.2
HSBC Holdings PLC	4.7
Diageo PLC	4.1
British American Tobacco PLC	4.1
BP PLC	3.7
Reckitt Benckiser Group PLC	3.7
Unilever PLC	3.6
Rio Tinto PLC	3.6
Royal Dutch Shell PLC, Class A	3.2

(a)	Excludes money market funds.

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® MSCI United Kingdom Small-Cap ETF

Investment Objective

The iShares MSCI United Kingdom Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.K. equities, as represented by the MSCI United Kingdom Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.90%	0.16%	6.94%	1.90%	0.79%	78.10%
Fund Market	1.11	0.12	6.84	1.11	0.63	76.71
Index	2.61	0.75	7.60	2.61	3.83	87.69

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$958.70	$2.90		$1,000.00	$1,022.20	$3.00		0.59%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI United Kingdom Small-Cap ETF

Portfolio Management Commentary

Small-capitalization stocks in the U.K. advanced modestly for the reporting period despite a deep recession driven by the coronavirus pandemic. Slowing manufacturing activity and reduced household and business spending led to the steepest economic contraction on record and the largest of any developed economy for the second quarter of 2020. Economic activity and stock prices rebounded late in the reporting period amid the government’s massive stimulus measures. U.S. dollar depreciation against the British pound, driven by the U.S.’s expansive monetary policy, ultra-low interest rates, and the rapid spread of the coronavirus, supported U.K. equity performance for U.S.-based investors.

The information technology sector contributed the most to the Index’s return amid sharply higher use of technology. Rising demand for anti-virus and privacy software by businesses pivoting to remote work supported software stocks. A private equity buyout of a cybersecurity company further bolstered the industry. The technology hardware and equipment industry gained as companies pressured by U.S.-China trade tensions in 2019 recovered, beating earnings estimates and providing stronger guidance.

In the healthcare sector, the pharmaceuticals, biotechnology, and life sciences industry contributed meaningfully amid positive sentiment about treatments and possible vaccines for the coronavirus. Growth in demand for injectable products and dividend increases further bolstered the industry. The consumer discretionary sector also contributed to the Index’s return. Internet and direct marketing retailers advanced sharply, benefiting from an increase in online shopping during the pandemic.

On the downside, the energy sector detracted significantly from the Index’s return. Oil prices declined sharply amid increased competition from oil-producing countries and curtailed economic activity, which reduced global demand for oil, driving weaker profit margins. In the industrials sector, transportation stocks detracted amid a sharp decline in bus ridership during school and office closures.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	20.3%
Consumer Discretionary	17.8
Financials	15.5
Real Estate	11.8
Information Technology	8.7
Health Care	6.5
Materials	5.9
Communication Services	4.8
Consumer Staples	4.1
Utilities	3.0
Energy	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Rightmove PLC	1.8%
B&M European Value Retail SA	1.4
Pennon Group PLC	1.4
Intermediate Capital Group PLC	1.3
HomeServe PLC	1.3
Phoenix Group Holdings PLC	1.2
ASOS PLC	1.2
Avast PLC	1.2
DS Smith PLC	1.2
Howden Joinery Group PLC	1.1

(a)	Excludes money market funds.

F U N D S U M M A R Y	10

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® Currency Hedged MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.8%
iShares MSCI United Kingdom ETF(a)	390,398	$10,400,203

Total Investment Companies — 99.8% (Cost: $13,169,814)		10,400,203

Total Investments in Securities — 99.8% (Cost: $13,169,814)		10,400,203

Other Assets, Less Liabilities — 0.2%		20,173

Net Assets — 100.0%		$10,420,376

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$77,000	$—	$(77,000	)(b)	$—	$—	$—	—	$2,024	$—
iShares MSCI United Kingdom ETF	35,030,291	38,675,131	(51,368,774)		(10,569,861)	(1,366,584)	10,400,203	390,398	1,296,783	—

					$(10,569,861)	$(1,366,584)	$10,400,203		$1,298,807	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	3,102,000	USD	4,087,160	MS	09/03/20	$59,460
USD	10,917,455	GBP	8,152,000	MS	10/05/20	17,697

						77,157

GBP	8,152,000	USD	10,915,031	MS	09/03/20	(17,786)
USD	14,757,253	GBP	11,254,000	MS	09/03/20	(286,612)
GBP	270,000	USD	361,369	MS	10/05/20	(361)

						(304,759)

	Net unrealized depreciation					$(227,602)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$ 77,157

S C H E D U L E O F I N V E S T M E N T S	12

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI United Kingdom ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Foreign Currency Exchange Contracts
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$ 304,759

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(769,025)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(284,772)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$66,121,766
Average amounts sold — in USD	$101,423,894

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$77,157	$304,759

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$77,157	$304,759
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$77,157	$304,759

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Received		Net Amount of Derivative Assets

Morgan Stanley & Co. International PLC	$ 77,157	$(77,157)		$ —		$ —

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Pledged	(b)	Net Amount of Derivative Liabilities	(c)

Morgan Stanley & Co. International PLC	$304,759	$(77,157)		$(20,000)		$207,602

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® Currency Hedged MSCI United Kingdom ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$10,400,203	$—	$—	$10,400,203

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$77,157	$—	$77,157
Liabilities
Forward Foreign Currency Exchange Contracts	—	(304,759)	—	(304,759)

	$—	$(227,602)	$—	$(227,602)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	14

Schedule of Investments August 31, 2020	iShares® MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
BAE Systems PLC	3,635,682	$25,294,105
Rolls-Royce Holdings PLC	2,183,432	7,048,573

		32,342,678

Banks — 8.5%
Barclays PLC(a)	19,604,155	29,388,357
HSBC Holdings PLC	23,028,480	101,798,379
Lloyds Banking Group PLC(a)	80,001,462	30,367,936
Natwest Group PLC(a)	5,465,863	8,255,286
Standard Chartered PLC(a)	3,033,469	15,937,965

		185,747,923

Beverages — 4.3%
Coca-Cola HBC AG(a)	226,411	6,044,870
Diageo PLC	2,642,787	88,800,140

		94,845,010

Capital Markets — 3.9%
3i Group PLC	1,100,299	13,819,039
Hargreaves Lansdown PLC	374,490	8,105,508
London Stock Exchange Group PLC	357,652	42,141,270
Schroders PLC	141,332	5,484,072
St. James’s Place PLC	606,785	7,960,431
Standard Life Aberdeen PLC	2,578,875	8,190,478

		85,700,798

Chemicals — 0.8%
Croda International PLC	145,363	11,483,392
Johnson Matthey PLC	219,138	6,968,601

		18,451,993

Commercial Services & Supplies — 0.7%
Rentokil Initial PLC(a)	2,096,748	14,963,657

Diversified Financial Services — 0.3%
M&G PLC	2,943,962	6,819,344

Diversified Telecommunication Services — 0.6%
BT Group PLC	10,056,688	14,091,541

Electric Utilities — 0.9%
SSE PLC	1,175,276	19,812,072

Electrical Equipment — 0.3%
Melrose Industries PLC	5,483,654	7,474,499

Electronic Equipment, Instruments & Components — 0.6%
Halma PLC	429,276	12,748,598

Equity Real Estate Investment Trusts (REITs) — 1.3%
British Land Co. PLC (The)	998,071	4,887,094
Land Securities Group PLC	796,486	6,165,175
Segro PLC	1,346,514	17,178,170

		28,230,439

Food & Staples Retailing — 2.0%
J Sainsbury PLC	2,007,009	4,939,229
Tesco PLC	11,073,791	32,427,196
Wm Morrison Supermarkets PLC	2,711,874	6,982,534

		44,348,959

Food Products — 0.5%
Associated British Foods PLC	402,156	11,017,028

Health Care Equipment & Supplies — 0.9%
Smith & Nephew PLC	988,728	20,142,486

Security	Shares	Value

Health Care Providers & Services — 0.0%
NMC Health PLC(a)(b)	122,262	$2

Hotels, Restaurants & Leisure — 2.7%
Compass Group PLC	2,016,920	32,960,269
GVC Holdings PLC(a)	661,201	7,119,702
InterContinental Hotels Group PLC(a)	196,208	11,575,120
Whitbread PLC(a)	228,218	7,727,927

		59,383,018

Household Durables — 1.7%
Barratt Developments PLC	1,151,359	8,096,546
Berkeley Group Holdings PLC	141,676	8,648,288
Persimmon PLC	360,406	12,643,217
Taylor Wimpey PLC	4,120,608	6,758,677

		36,146,728

Household Products — 3.7%
Reckitt Benckiser Group PLC	803,282	80,774,125

Industrial Conglomerates — 0.8%
DCC PLC	111,369	9,883,508
Smiths Group PLC	448,003	8,409,946

		18,293,454

Insurance — 4.8%
Admiral Group PLC	215,301	7,601,870
Aviva PLC	4,441,127	16,810,603
Direct Line Insurance Group PLC	1,542,730	6,091,566
Legal & General Group PLC	6,745,445	19,626,128
Prudential PLC	2,949,911	48,246,596
RSA Insurance Group PLC	1,169,761	7,037,167

		105,413,930

Interactive Media & Services — 0.4%
Auto Trader Group PLC(c)	1,096,287	8,267,062

Internet & Direct Marketing Retail — 0.8%
Ocado Group PLC(a)	516,780	17,277,803

Machinery — 0.5%
Spirax-Sarco Engineering PLC	83,376	11,437,137

Media — 1.3%
Informa PLC(a)	1,698,134	9,399,542
Pearson PLC(d)	850,766	6,372,310
WPP PLC	1,385,515	11,976,752

		27,748,604

Metals & Mining — 9.2%
Anglo American PLC	1,386,552	34,022,650
Antofagasta PLC	447,337	6,432,850
BHP Group PLC	2,388,181	54,769,425
Evraz PLC	583,071	2,531,038
Glencore PLC(a)	11,299,640	25,596,343
Rio Tinto PLC	1,268,703	78,736,117

		202,088,423

Multi-Utilities — 2.0%
National Grid PLC	3,968,657	44,806,235

Multiline Retail — 0.6%
Next PLC	150,330	12,153,547

Oil, Gas & Consumable Fuels — 9.6%
BP PLC	22,908,809	81,040,034
Royal Dutch Shell PLC, Class A	4,637,390	68,723,784

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI United Kingdom ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class B	4,190,690	$59,646,242

		209,410,060

Paper & Forest Products — 0.5%
Mondi PLC	549,018	10,739,921

Personal Products — 3.6%
Unilever PLC	1,321,291	78,903,746

Pharmaceuticals — 13.0%
AstraZeneca PLC	1,483,790	165,692,473
GlaxoSmithKline PLC	5,672,971	111,810,519
Hikma Pharmaceuticals PLC	194,605	6,178,027

		283,681,019

Professional Services — 4.7%
Experian PLC	1,027,042	38,366,899
Intertek Group PLC	182,492	14,357,866
RELX PLC	2,183,830	49,781,759

		102,506,524

Software — 0.8%
AVEVA Group PLC	72,660	4,934,452
Sage Group PLC (The)	1,231,598	12,212,849

		17,147,301

Specialty Retail — 0.6%
JD Sports Fashion PLC	492,316	4,784,375
Kingfisher PLC	2,392,032	8,657,197

		13,441,572

Textiles, Apparel & Luxury Goods — 0.4%
Burberry Group PLC	457,613	8,850,752

Tobacco — 4.8%
British American Tobacco PLC	2,594,122	87,963,832
Imperial Brands PLC	1,070,131	17,953,631

		105,917,463

Trading Companies & Distributors — 2.5%
Ashtead Group PLC	508,672	17,742,297
Bunzl PLC	380,827	12,349,977
Ferguson PLC	254,097	25,094,858

		55,187,132

Security	Shares	Value

Water Utilities — 0.8%
Severn Trent PLC	269,065	$8,401,368
United Utilities Group PLC	768,970	8,558,137

		16,959,505

Wireless Telecommunication Services — 2.1%
Vodafone Group PLC	30,273,280	45,171,537

Total Common Stocks — 99.0% (Cost: $2,909,304,440)		2,168,443,625

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(e)(f)(g)	1,316,584	1,317,900
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(e)(f)	800,000	800,000

		2,117,900

Total Short-Term Investments — 0.1% (Cost: $2,118,220)		2,117,900

Total Investments in Securities — 99.1% (Cost: $2,911,422,660)		2,170,561,525

Other Assets, Less Liabilities — 0.9%		20,502,343

Net Assets — 100.0%		$2,191,063,868

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,505,921	$—	$(1,188,298	)(a)	$920	$(643)	$1,317,900	1,316,584	$32,976	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	868,000	—	(68,000	)(a)	—	—	800,000	800,000	11,843		—

					$920	$(643)	$2,117,900		$44,819		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	16

Schedule of Investments (continued) August 31, 2020	iShares® MSCI United Kingdom ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE 100 Index	279	09/18/20	$22,270	$(590,951)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$590,951

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(3,878,165)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(480,975)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$20,913,499

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,168,443,623	$—	$2	$2,168,443,625
Money Market Funds	2,117,900	—	—	2,117,900

	$2,170,561,523	$—	$2	$2,170,561,525

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(590,951)	$—	$—	$(590,951)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Meggitt PLC	117,624	$458,146
QinetiQ Group PLC	85,324	333,366
Senior PLC	64,628	45,170
Ultra Electronics Holdings PLC	10,664	333,547

		1,170,229

Air Freight & Logistics — 0.5%
Royal Mail PLC	135,205	324,954

Airlines — 0.7%
Dart Group PLC	17,295	165,342
easyJet PLC	23,799	201,773
Stobart Group Ltd.(a)	90,255	29,487

		396,602

Auto Components — 0.2%
AB Dynamics PLC	2,250	57,240
TI Fluid Systems PLC(a)(b)	34,738	73,332

		130,572

Automobiles — 0.2%
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	136,074	102,668

Banks — 1.1%
Bank of Georgia Group PLC(a)	5,909	72,789
Close Brothers Group PLC	22,733	341,823
Virgin Money UK PLC(a)(c)	194,203	242,242

		656,854

Beverages — 1.8%
AG Barr PLC	15,076	85,790
Britvic PLC	40,082	454,834
C&C Group PLC	46,792	134,076
Fevertree Drinks PLC	15,701	432,020

		1,106,720

Biotechnology — 1.8%
Abcam PLC	30,848	515,473
Genus PLC	9,778	441,209
Oxford Biomedica PLC(a)	8,033	90,779
Silence Therapeutics PLC(a)	4,455	28,811

		1,076,272

Building Products — 0.3%
Polypipe Group PLC	34,084	198,520

Capital Markets — 8.1%
AJ Bell PLC	43,093	259,359
Ashmore Group PLC	63,995	361,253
Brewin Dolphin Holdings PLC	45,934	153,451
CMC Markets PLC(b)	17,621	75,500
IG Group Holdings PLC	55,500	586,691
IntegraFin Holdings PLC	44,796	322,090
Intermediate Capital Group PLC	43,633	798,634
Investec PLC	104,395	205,965
Jupiter Fund Management PLC	68,548	192,376
Man Group PLC	222,169	364,553
Ninety One PLC(a)	56,569	167,089
Numis Corp. PLC	9,983	39,164
Pollen Street Secured Lending PLC	11,121	126,867
Quilter PLC(b)	279,836	535,989
Rathbone Brothers PLC	8,531	192,813
Sanne Group PLC	21,890	203,702

Security	Shares	Value

Capital Markets (continued)
TP ICAP PLC	84,629	$344,474

		4,929,970

Chemicals — 1.3%
Elementis PLC	86,311	83,381
Essentra PLC	39,863	163,647
Synthomer PLC	50,868	213,728
Victrex PLC	13,056	337,739

		798,495

Commercial Services & Supplies — 3.8%
Aggreko PLC	38,478	245,854
Babcock International Group PLC	38,383	139,840
Biffa PLC(b)	44,537	122,247
Calisen PLC(a)	25,314	59,654
G4S PLC	233,014	448,024
HomeServe PLC	45,247	786,979
Mitie Group PLC	174,261	77,698
Restore PLC	16,756	83,011
Serco Group PLC(a)	184,525	347,380

		2,310,687

Communications Equipment — 0.6%
Spirent Communications PLC	91,901	358,693

Construction & Engineering — 1.3%
Balfour Beatty PLC	103,618	309,389
John Laing Group PLC(b)	74,100	283,163
Keller Group PLC	10,778	90,483
Morgan Sindall Group PLC	5,782	98,166

		781,201

Construction Materials — 1.0%
Forterra PLC(b)	34,728	73,933
Ibstock PLC(a)(b)	61,909	128,236
Marshalls PLC	30,053	255,923
Rhi Magnesita NV	4,454	161,258

		619,350

Consumer Finance — 0.3%
Funding Circle Holdings PLC(a)(b)	27,453	30,399
Provident Financial PLC(a)	37,937	125,161

		155,560

Containers & Packaging — 1.2%
DS Smith PLC	206,175	714,162

Distributors — 0.7%
Inchcape PLC(a)	59,081	399,883

Diversified Financial Services — 0.8%
Burford Capital Ltd.	29,489	223,876
Plus500 Ltd.	14,360	280,430

		504,306

Diversified Telecommunication Services — 0.2%
TalkTalk Telecom Group PLC	103,701	102,055

Electrical Equipment — 0.4%
Ceres Power Holdings PLC(a)	12,731	95,288
ITM Power PLC(a)	46,578	172,753

		268,041

Electronic Equipment, Instruments & Components — 1.9%
Renishaw PLC	5,490	351,664
Smart Metering Systems PLC	15,954	136,714
Spectris PLC	17,434	591,985

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments (continued) August 31, 2020	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Strix Group PLC	29,573	$88,103

		1,168,466

Energy Equipment & Services — 0.8%
Hunting PLC	20,502	44,361
John Wood Group PLC(a)	103,216	342,462
Petrofac Ltd.	38,883	83,821

		470,644

Entertainment — 0.4%
Cineworld Group PLC	155,575	131,400
Frontier Developments PLC(a)	3,190	96,957

		228,357

Equity Real Estate Investment Trusts (REITs) — 9.2%
Assura PLC	399,604	433,390
Big Yellow Group PLC	24,944	358,035
BMO Commercial Property Trust	119,617	110,031
Capital & Counties Properties PLC	108,648	188,244
Civitas Social Housing PLC	93,772	138,865
Custodian REIT PLC	58,881	68,038
Derwent London PLC	15,976	604,939
Empiric Student Property PLC	89,640	84,016
GCP Student Living PLC	68,328	126,253
Great Portland Estates PLC	34,324	277,403
Hammerson PLC(a)(c)	116,143	75,313
LondonMetric Property PLC	129,627	411,000
LXI REIT PLC	78,415	119,063
Picton Property Income Ltd. (The)	80,888	76,572
Primary Health Properties PLC	182,928	373,275
RDI REIT PLC	41,002	46,774
Regional REIT Ltd.(b)	61,157	62,643
Safestore Holdings PLC	31,614	331,652
Schroder REIT Ltd.	78,940	31,973
Shaftesbury PLC	22,887	162,110
Standard Life Investment Property Income Trust Ltd.	59,559	41,947
Tritax Big Box REIT PLC	256,435	534,945
UK Commercial Property REIT Ltd.	116,713	103,765
UNITE Group PLC (The)(a)	43,703	566,144
Warehouse REIT PLC	54,736	82,816
Workspace Group PLC	20,574	155,230

		5,564,436

Food Products — 2.1%
Bakkavor Group PLC(b)	21,269	16,916
Cranswick PLC	7,855	392,301
Greencore Group PLC	67,012	112,785
Hotel Chocolat Group PLC(c)	7,238	35,276
Premier Foods PLC(a)	88,618	100,857
Tate & Lyle PLC	70,368	642,387

		1,300,522

Health Care Equipment & Supplies — 1.1%
Advanced Medical Solutions Group PLC	28,934	93,172
ConvaTec Group PLC(b)	225,289	577,963

		671,135

Health Care Providers & Services — 1.3%
CVS Group PLC	10,119	161,773
Mediclinic International PLC	60,792	211,634
Spire Healthcare Group PLC(b)	43,260	53,173
UDG Healthcare PLC	37,682	368,064

		794,644

Security	Shares	Value

Health Care Technology — 0.3%
Craneware PLC(c)	2,969	$68,575
EMIS Group PLC	8,570	118,190

		186,765

Hotels, Restaurants & Leisure — 4.5%
888 Holdings PLC	55,285	147,455
Carnival PLC	23,635	333,708
Domino’s Pizza Group PLC	65,968	296,252
Gamesys Group PLC(a)	11,473	178,197
Greggs PLC	15,256	289,451
J D Wetherspoon PLC	12,552	172,099
Marston’s PLC	97,691	69,326
Mitchells & Butlers PLC(a)	29,759	68,614
Patisserie Holdings PLC(d)	6,053	0	(e)
Playtech PLC	44,967	222,109
Restaurant Group PLC (The)	86,736	65,558
SSP Group PLC	80,160	263,388
TUI AG(c)	61,941	273,440
William Hill PLC	149,731	347,135

		2,726,732

Household Durables — 2.9%
Bellway PLC	18,529	592,697
Countryside Properties PLC(b)	78,928	340,080
Crest Nicholson Holdings PLC	38,761	102,864
IG Design Group PLC	10,673	65,165
McCarthy & Stone PLC(a)(b)	79,546	76,473
Redrow PLC	42,327	258,432
Victoria PLC(a)	13,533	62,514
Vistry Group PLC	33,654	286,588

		1,784,813

Household Products — 0.1%
PZ Cussons PLC	31,917	88,035

Independent Power and Renewable Electricity Producers — 0.4%
Drax Group PLC	60,105	225,498

Insurance — 4.4%
Beazley PLC	91,377	526,346
Hastings Group Holdings PLC(b)	54,848	185,359
Hiscox Ltd.(a)	52,021	552,631
Just Group PLC(a)	155,339	105,868
Lancashire Holdings Ltd.	36,432	374,635
Phoenix Group Holdings PLC	81,295	753,241
Sabre Insurance Group PLC(b)	37,202	132,748
Saga PLC	172,872	31,503

		2,662,331

Interactive Media & Services — 1.8%
Rightmove PLC	131,164	1,113,092

Internet & Direct Marketing Retail — 3.8%
AO World PLC(a)(c)	42,857	115,627
ASOS PLC(a)	11,239	738,729
boohoo Group PLC(a)	147,421	571,442
GoCo Group PLC	45,151	68,918
Moneysupermarket.com Group PLC	80,621	328,808
On the Beach Group PLC(b)	22,255	90,885
Trainline PLC(a)(b)	68,601	363,923

		2,278,332

IT Services — 3.0%
Capita PLC(a)	251,677	104,296
Computacenter PLC	11,146	301,464

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Equiniti Group PLC(b)	54,733	$83,105
Finablr PLC(a)(b)(d)	61,710	826
iomart Group PLC(c)	13,662	65,854
Kainos Group PLC	11,856	177,795
Keywords Studios PLC	10,300	303,130
NCC Group PLC	41,583	100,220
Network International Holdings PLC(a)(b)	70,231	352,070
Softcat PLC	17,907	331,596

		1,820,356

Leisure Products — 0.9%
Games Workshop Group PLC	4,663	575,653

Life Sciences Tools & Services — 0.3%
Clinigen Group PLC	19,892	181,913

Machinery — 3.9%
Bodycote PLC	28,755	215,993
IMI PLC	40,893	577,651
Judges Scientific PLC	734	52,284
Morgan Advanced Materials PLC	43,050	133,153
Rotork PLC	131,100	526,258
Vesuvius PLC(a)	32,874	180,028
Weir Group PLC (The)	39,001	662,416

		2,347,783

Media — 2.4%
Ascential PLC(b)	60,499	253,546
Daily Mail & General Trust PLC, Class A, NVS	23,684	208,980
Euromoney Institutional Investor PLC	16,288	182,540
Future PLC	14,724	292,960
Hyve Group PLC	40,922	47,122
ITV PLC	544,255	442,485

		1,427,633

Metals & Mining — 2.3%
Centamin PLC	173,656	486,192
Central Asia Metals PLC	24,323	57,644
Ferrexpo PLC	44,211	109,158
Hill & Smith Holdings PLC	11,892	193,621
Hochschild Mining PLC(a)	38,766	124,885
KAZ Minerals PLC	35,487	275,589
Petropavlovsk PLC(a)	272,212	133,581
SolGold PLC(a)	118,447	40,918

		1,421,588

Multi-Utilities — 1.2%
Centrica PLC	877,025	540,644
Telecom Plus PLC	9,375	172,223

		712,867

Multiline Retail — 2.1%
B&M European Value Retail SA	135,281	862,200
Marks & Spencer Group PLC	292,953	435,789

		1,297,989

Oil, Gas & Consumable Fuels — 0.8%
Anglo Pacific Group PLC	26,564	37,702
Cairn Energy PLC(a)	89,043	168,106
Diversified Gas & Oil PLC	100,913	149,169
Hurricane Energy PLC(a)(c)	259,964	16,144
Serica Energy PLC	26,769	42,796
Tullow Oil PLC	210,181	57,748

		471,665

Security	Shares	Value

Pharmaceuticals — 1.7%
Alliance Pharma PLC	68,330	$67,612
Dechra Pharmaceuticals PLC	15,455	651,844
Indivior PLC(a)	109,423	173,910
Vectura Group PLC	90,311	132,772

		1,026,138

Professional Services — 1.5%
Hays PLC	252,041	406,989
Pagegroup PLC	49,368	254,622
RWS Holdings PLC	26,872	218,400

		880,011

Real Estate Management & Development — 2.6%
Grainger PLC	101,022	423,374
Helical PLC	16,641	63,391
IWG PLC	114,242	430,748
Savills PLC	21,491	234,807
Sirius Real Estate Ltd.	141,097	140,558
St. Modwen Properties PLC	30,216	131,083
Urban & Civic PLC	21,351	65,895
Watkin Jones PLC	31,500	62,253

		1,552,109

Road & Rail — 0.7%
Firstgroup PLC(a)	183,209	107,102
Go-Ahead Group PLC (The)	6,443	56,851
National Express Group PLC	82,435	139,074
Redde Northgate PLC	36,689	92,256
Stagecoach Group PLC	63,580	36,538

		431,821

Semiconductors & Semiconductor Equipment — 0.2%
IQE PLC(a)(c)	112,649	93,289

Software — 3.0%
Alfa Financial Software Holdings PLC(a)(b)	13,957	16,258
Avast PLC(b)	99,864	716,701
Blue Prism Group PLC(a)(c)	11,756	249,647
First Derivatives PLC	3,263	139,808
GB Group PLC(a)	27,716	270,906
Ideagen PLC	26,779	81,034
Learning Technologies Group PLC(c)	70,403	143,285
Micro Focus International PLC	50,181	200,763

		1,818,402

Specialty Retail — 2.1%
Dixons Carphone PLC	156,625	193,670
Dunelm Group PLC	15,192	290,678
Frasers Group PLC(a)	31,493	147,586
Halfords Group PLC	29,304	64,740
Pets at Home Group PLC	75,114	296,089
WH Smith PLC	19,706	310,556

		1,303,319

Textiles, Apparel & Luxury Goods — 0.3%
Coats Group PLC	218,767	161,691

Thrifts & Mortgage Finance — 0.8%
OneSavings Bank PLC	66,911	272,355
Paragon Banking Group PLC	38,862	185,242

		457,597

Trading Companies & Distributors — 4.4%
Diploma PLC	17,012	439,619
Electrocomponents PLC	67,048	609,565
Grafton Group PLC	33,940	354,236

S C H E D U L E O F I N V E S T M E N T S	20

Schedule of Investments (continued) August 31, 2020	iShares® MSCI United Kingdom Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Howden Joinery Group PLC	89,699	$674,976
Travis Perkins PLC	37,286	613,816

		2,692,212

Transportation Infrastructure — 0.7%
Signature Aviation PLC	124,513	440,132

Water Utilities — 1.4%
Pennon Group PLC	63,251	851,980

Total Common Stocks — 99.5% (Cost: $73,600,551)		60,335,744

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(f)(g)(h)	1,169,007	1,170,176
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(f)(g)	20,000	20,000

		1,190,176

Total Short-Term Investments — 1.9% (Cost: $1,189,353)		1,190,176

Total Investments in Securities — 101.4% (Cost: $74,789,904)		61,525,920

Other Assets, Less Liabilities — (1.4)%		(868,495)

Net Assets — 100.0%		$60,657,425

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,483,218	$—	$(313,318	)(a)	$(171)	$447	$1,170,176	1,169,007	$51,395	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	27,000	—	(7,000	)(a)	—	—	20,000	20,000	1,039		—

					$(171)	$447	$1,190,176		$52,434		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE 250 Index	6	09/18/20	$286	$4,910

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI United Kingdom Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,910

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(62,042)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$4,910

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$150,257

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$60,334,918	$—	$826	$60,335,744
Money Market Funds	1,190,176	—	—	1,190,176

	$61,525,094	$—	$826	$61,525,920

Derivative financial instruments(a)
Assets
Futures Contracts	$4,910	$—	$—	$4,910

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	22

Statements of Assets and Liabilities August 31, 2020

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$—	$2,168,443,625	$60,335,744
Affiliated(c)	10,400,203	2,117,900	1,190,176
Cash	4,364	4,054	4,775
Foreign currency, at value(d)	—	5,973,000	116,218
Cash pledged:
Futures contracts	20,000	—	—
Foreign currency collateral pledged:
Futures contracts(e)	—	2,690,325	29,457
Receivables:
Investments sold	223,409	4,249,381	572,922
Securities lending income — Affiliated	—	629	3,289
Variation margin on futures contracts	—	—	851
Dividends	2	16,343,982	168,249
Tax reclaims	—	69,885	20,738
Unrealized appreciation on:
Forward foreign currency exchange contracts	77,157	—	—

Total assets	10,725,135	2,199,892,781	62,442,419

LIABILITIES
Collateral on securities loaned, at value	—	1,317,721	1,169,624
Payables:
Investments purchased	—	6,381,565	585,938
Variation margin on futures contracts	—	190,055	—
Investment advisory fees	—	939,572	29,432
Unrealized depreciation on:
Forward foreign currency exchange contracts	304,759	—	—

Total liabilities	304,759	8,828,913	1,784,994

NET ASSETS	$10,420,376	$2,191,063,868	$60,657,425

NET ASSETS CONSIST OF:
Paid-in capital	$19,864,288	$3,324,807,183	$82,586,034
Accumulated loss	(9,443,912)	(1,133,743,315)	(21,928,609)

NET ASSETS	$10,420,376	$2,191,063,868	$60,657,425

Shares outstanding	550,000	81,500,000	1,700,000

Net asset value	$18.95	$26.88	$35.68

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$1,246,380	$1,134,817
(b) Investments, at cost — Unaffiliated	$—	$2,909,304,440	$73,600,551
(c) Investments, at cost — Affiliated	$13,169,814	$2,118,220	$1,189,353
(d) Foreign currency, at cost	$—	$5,759,869	$112,465
(e) Foreign currency collateral pledged, at cost	$—	$2,685,905	$29,409

See notes to financial statements.

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations Year Ended August 31, 2020

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$80,533,769	$1,861,400
Dividends — Affiliated	1,298,807	11,843	1,039
Non-cash dividends — Unaffiliated	—	—	264,120
Interest — Unaffiliated	—	306	—
Securities lending income — Affiliated — net	—	32,976	51,395
Foreign taxes withheld	—	(1,024,427)	(53,063)

Total investment income	1,298,807	79,554,467	2,124,891

EXPENSES
Investment advisory fees	243,295	11,141,732	486,131
Miscellaneous	264	264	264

Total expenses	243,559	11,141,996	486,395

Less:
Investment advisory fees waived	(243,295)	—	—

Total expenses after fees waived	264	11,141,996	486,395

Net investment income	1,298,543	68,412,471	1,638,496

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	—	(109,956,838)	(7,393,293)
Investments — Affiliated	(1,352,206)	920	(171)
In-kind redemptions — Unaffiliated	—	(52,219,230)	(4,556,450)
In-kind redemptions — Affiliated	(9,217,655)	—	—
Futures contracts	—	(3,878,165)	(62,042)
Forward foreign currency exchange contracts	(769,025)	—	—
Foreign currency transactions	—	960,447	11,848

Net realized loss	(11,338,886)	(165,092,866)	(12,000,108)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	—	(156,831,723)	(3,888,895)
Investments — Affiliated	(1,366,584)	(643)	447
Futures contracts	—	(480,975)	4,910
Forward foreign currency exchange contracts	(284,772)	—	—
Foreign currency translations	—	518,452	10,168

Net change in unrealized appreciation (depreciation)	(1,651,356)	(156,794,889)	(3,873,370)

Net realized and unrealized loss	(12,990,242)	(321,887,755)	(15,873,478)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,691,699)	$(253,475,284)	$(14,234,982)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	24

Statements of Changes in Net Assets

	iShares Currency Hedged MSCI United Kingdom ETF		iShares MSCI United Kingdom ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,298,543	$630,045	$68,412,471	$94,432,632
Net realized gain (loss)	(11,338,886)	997,815	(165,092,866)	(62,577,464)
Net change in unrealized appreciation (depreciation)	(1,651,356)	(918,926)	(156,794,889)	(150,368,603)

Net increase (decrease) in net assets resulting from operations	(11,691,699)	708,934	(253,475,284)	(118,513,435)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,298,842)	(630,281)	(75,813,059)	(92,775,686)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(11,735,402)	12,425,088	519,630,214	225,039,997

NET ASSETS
Total increase (decrease) in net assets	(24,725,943)	12,503,741	190,341,871	13,750,876
Beginning of year	35,146,319	22,642,578	2,000,721,997	1,986,971,121

End of year	$10,420,376	$35,146,319	$2,191,063,868	$2,000,721,997

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI United Kingdom Small-Cap ETF
	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,638,496	$1,622,981
Net realized loss	(12,000,108)	(38,950)
Net change in unrealized appreciation (depreciation)	(3,873,370)	(9,242,245)

Net decrease in net assets resulting from operations	(14,234,982)	(7,658,214)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,244,985)	(1,591,702)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	16,028,264	12,788,229

NET ASSETS
Total increase (decrease) in net assets	(451,703)	3,538,313
Beginning of year	61,109,128	57,570,815

End of year	$60,657,425	$61,109,128

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	26

Financial Highlights (For a share outstanding throughout each period)

	iShares Currency Hedged MSCI United Kingdom ETF
	Year Ended 08/31/20		Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$23.43		$23.83	$23.84	$24.87	$23.21

Net investment income(a)	0.74		0.92	1.11	0.48	0.43
Net realized and unrealized gain (loss)(b)	(4.46)		(0.26)	(0.05)	2.39	2.48

Net increase (decrease) from investment operations	(3.72)		0.66	1.06	2.87	2.91

Distributions(c)
From net investment income	(0.76)		(1.06)	(1.07)	(0.84)	(1.01)
From net realized gain	—		—	—	(3.06)	(0.24)

Total distributions	(0.76)		(1.06)	(1.07)	(3.90)	(1.25)

Net asset value, end of year	$18.95		$23.43	$23.83	$23.84	$24.87

Total Return
Based on net asset value	(16.34)%		2.92%	4.42%	13.48%	12.90%

Ratios to Average Net Assets
Total expenses(d)	0.62%		0.62%	0.62%	0.62%	0.62%

Total expenses after fees waived(d)	0.00	%(e)	0.00%	0.00%	0.00%	0.00%

Net investment income	3.31%		3.96%	4.62%	1.99%	1.80%

Supplemental Data
Net assets, end of year (000)	$10,420		$35,146	$22,643	$19,073	$114,398

Portfolio turnover rate(f)(g)	15%		11%	17%	20%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Rounds to less than 0.01%.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17 (a)	Year Ended 08/31/16 (a)

Net asset value, beginning of year	$30.27	$33.62	$33.76	$31.36	$34.30

Net investment income(b)	0.90	1.49	1.29	1.13	1.22
Net realized and unrealized gain (loss)(c)	(3.30)	(3.39)	0.06	2.43	(2.73)

Net increase (decrease) from investment operations	(2.40)	(1.90)	1.35	3.56	(1.51)

Distributions(d)
From net investment income	(0.99)	(1.45)	(1.49)	(1.16)	(1.43)

Total distributions	(0.99)	(1.45)	(1.49)	(1.16)	(1.43)

Net asset value, end of year	$26.88	$30.27	$33.62	$33.76	$31.36

Total Return
Based on net asset value	(8.25)%	(5.64)%	3.90%	11.60%	(4.44)%

Ratios to Average Net Assets
Total expenses	0.51%	0.50%	0.47%	0.49%	0.48%

Net investment income	3.12%	4.64%	3.66%	4.07%	3.80%

Supplemental Data
Net assets, end of year (000)	$2,191,064	$2,000,722	$1,986,971	$2,764,746	$1,928,881

Portfolio turnover rate(e)	4%	11%	5%	4%	5%

(a)	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	28

Financial Highlights (continued) (For a share outstanding throughout each period)

	iShares MSCI United Kingdom Small-Cap ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Year Ended 08/31/16

Net asset value, beginning of year	$35.95	$42.65	$39.92	$35.91	$40.91

Net investment income(a)	0.72	1.05	1.15	0.92	1.02
Net realized and unrealized gain (loss)(b)	0.03	(6.69)	2.93	4.12	(4.89)

Net increase (decrease) from investment operations	0.75	(5.64)	4.08	5.04	(3.87)

Distributions(c)
From net investment income	(1.02)	(1.06)	(1.35)	(1.03)	(1.13)

Total distributions	(1.02)	(1.06)	(1.35)	(1.03)	(1.13)

Net asset value, end of year	$35.68	$35.95	$42.65	$39.92	$35.91

Total Return
Based on net asset value	1.90%	(13.17)%	10.22%	14.40%	(9.66)%

Ratios to Average Net Assets
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%

Net investment income	1.99%	2.76%	2.68%	2.50%	2.72%

Supplemental Data
Net assets, end of year (000)	$60,657	$61,109	$57,571	$31,935	$25,135

Portfolio turnover rate(d)	25%	20%	20%	19%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI United Kingdom	Diversified
MSCI United Kingdom	Non-diversified
MSCI United Kingdom Small-Cap	Diversified

Currently the iShares Currency Hedged MSCI United Kingdom ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI United Kingdom ETF (the “underlying fund”). The financial statements and schedule of investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI United Kingdom ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	30

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI United Kingdom
Morgan Stanley & Co. LLC	$1,246,380	$1,246,380		$—	$—

	$1,246,380	$1,246,380		$—	$—

MSCI United Kingdom Small-Cap
Barclays Capital Inc.	$147,118	$147,118		$—	$—
Citigroup Global Markets Inc.	79,159	79,159		—	—
Deutsche Bank Securities Inc.	15,165	15,165		—	—
Morgan Stanley & Co. LLC	558,945	558,945		—	—
UBS AG	334,430	334,430		—	—

	$1,134,817	$1,134,817		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	32

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: The currency-hedged fund uses forward foreign currency exchange contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held in its portfolio or its underlying fund’s portfolio. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency against another currency at an agreed upon price and quantity. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies. A fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Except for NDFs, the forward foreign currency exchange contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as cash pledged as collateral for OTC derivatives on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as affiliated investments at value and as a liability for cash received as collateral on OTC derivatives. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFAis entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged MSCI United Kingdom	0.62%
MSCI United Kingdom Small-Cap	0.59

For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $7 billion	0.59%
Over $7 billion, up to and including $11 billion	0.54
Over $11 billion, up to and including $24 billion	0.49
Over $24 billion, up to and including $48 billion	0.44
Over $48 billion, up to and including $72 billion	0.40
Over $72 billion, up to and including $96 billion	0.36
Over $96 billion	0.32

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses.

For the iShares Currency Hedged MSCI United Kingdom ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment

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Notes to Financial Statements  (continued)

in the iShares MSCI United Kingdom ETF (“EWU”), after taking into account any fee waivers by EWU, plus 0.03%. BFA has also contractually agreed to an additional reduction in its investment advisory fee of 0.03% through December 31, 2020.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
MSCI United Kingdom	$8,195
MSCI United Kingdom Small-Cap	11,848

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
MSCI United Kingdom	$24,082,807	$13,357,789	$(33,516,246)
MSCI United Kingdom Small-Cap	5,576,095	2,162,115	475,181

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI United Kingdom	$5,648,663	$7,692,277
MSCI United Kingdom	122,798,856	97,018,144
MSCI United Kingdom Small-Cap	21,318,252	20,472,582

N O T E S T O F I N A N C I A L S T A T E M E N T S	34

Notes to Financial Statements  (continued)

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI United Kingdom	$33,026,468	$43,676,497
MSCI United Kingdom	782,602,397	292,960,335
MSCI United Kingdom Small-Cap	66,866,126	51,232,946

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Currency Hedged MSCI United Kingdom	$(9,596,521)	$9,596,521
MSCI United Kingdom	(67,330,984)	67,330,984
MSCI United Kingdom Small-Cap	(5,921,323)	5,921,323

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19
Currency Hedged MSCI United Kingdom
Ordinary income	$1,298,842	$630,281

MSCI United Kingdom
Ordinary income	$75,813,059	$92,775,686

MSCI United Kingdom Small-Cap
Ordinary income	$2,244,985	$1,591,702

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Currency Hedged MSCI United Kingdom	$4	$(6,536,821)	$(2,907,095)	$(9,443,912)
MSCI United Kingdom	16,878,006	(352,213,250)	(798,408,071)	(1,133,743,315)
MSCI United Kingdom Small-Cap	288,063	(8,166,222)	(14,050,450)	(21,928,609)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

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Notes to Financial Statements  (continued)

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI United Kingdom	$13,307,298	$—	$(2,907,095)	$(2,907,095)
MSCI United Kingdom	2,969,470,821	160,580,321	(959,489,617)	(798,909,296)
MSCI United Kingdom Small-Cap	75,584,826	3,594,195	(17,653,101)	(14,058,906)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	36

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

Currency Hedged MSCI United Kingdom
Shares sold	1,400,000	$32,825,295	1,100,000	$25,247,824
Shares redeemed	(2,350,000)	(44,560,697)	(550,000)	(12,822,736)

Net increase (decrease)	(950,000)	$(11,735,402)	550,000	$12,425,088

MSCI United Kingdom
Shares sold	27,900,000	$816,367,221	17,200,000	$552,815,601
Shares redeemed	(12,500,000)	(296,737,007)	(10,200,000)	(327,775,604)

Net increase	15,400,000	$519,630,214	7,000,000	$225,039,997

MSCI United Kingdom Small-Cap
Shares sold	1,600,000	$67,533,603	450,000	$16,605,156
Shares redeemed	(1,600,000)	(51,505,339)	(100,000)	(3,816,927)

Net increase	—	$16,028,264	350,000	$12,788,229

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust,

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Notes to Financial Statements  (continued)

BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Currency Hedged MSCI United Kingdom ETF,

iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
MSCI United Kingdom Small-Cap	0.93%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI United Kingdom	$1,298,898
MSCI United Kingdom	79,493,221
MSCI United Kingdom Small-Cap	1,906,189

For the fiscal year ended August 31, 2020, the iShares Currency Hedged MSCI United Kingdom ETF intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI United Kingdom	$1,299,858	$23,597

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI United Kingdom	$80,553,763	$1,199,067
MSCI United Kingdom Small-Cap	2,282,677	49,891

I M P O R T A N T T A X I N F O R M A T I O N	40

Board Review and Approval of Investment Advisory Contract

iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom Small-Cap ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

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Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares MSCI United Kingdom ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers;

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Board Review and Approval of Investment Advisory Contract   (continued)

risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract   (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	44

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI United Kingdom(a)	$0.743549	$—	$0.017241	$0.760790	98%	—%	2%	100%
MSCI United Kingdom(a)	0.970977	—	0.022514	0.993491	98	—	2	100
MSCI United Kingdom Small-Cap(a)	0.936357	—	0.086629	1.022986	92	—	8	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares MSCI United Kingdom ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

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Supplemental Information  (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019 was USD 215.11 thousand. This figure is comprised of fixed remuneration of USD 99.45 thousand and variable remuneration of USD 115.66 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 27.43 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 3.22 thousand.

S U P P L E M E N TA L I N F O R M A T I O N	46

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

47	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	48

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

Currency Abbreviations

GBP	British Pound

USD	United States Dollar

Counterparty Abbreviations

MS	Morgan Stanley & Co. International PLC

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	50

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-813-0820

AUGUST 31, 2020

2020 Annual Report

iShares Trust

🌑	iShares ESG Aware MSCI EAFE ETF | ESGD | NASDAQ
🌑	iShares ESG Aware MSCI USA ETF | ESGU | NASDAQ
🌑	iShares ESG Aware MSCI USA Small-Cap ETF | ESML | Cboe BZX
🌑	iShares ESG MSCI EM Leaders ETF | LDEM | NASDAQ
🌑	iShares ESG MSCI USA Leaders ETF | SUSL | NASDAQ
🌑	iShares MSCI Global Impact ETF | SDG | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%

U.S. small cap equities (Russell 2000® Index)	6.57	6.02

International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® ESG Aware MSCI EAFE ETF

Investment Objective

The iShares ESG Aware MSCI EAFE ETF (the “Fund”) (formerly the iShares ESG MSCI EAFE ETF) seeks to track the investment results of an index composed of large-and mid-capitalization developed market equities, excluding the U.S. and Canada that have positive environmental, social and governance characteristics, as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index, as represented by the MSCI EAFE Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	7.12%	8.45%	7.12%	40.32%
Fund Market	6.49	8.33	6.49	39.70
Index	7.18	8.56	7.18	40.89

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

Index performance through May 31, 2018 reflects the performance of the MSCI EAFE ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI EAFE Extended ESG Focus Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,073.20	$1.04		$ 1,000.00	$ 1,024.10	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® ESG Aware MSCI EAFE ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period, even as the coronavirus pandemic disrupted financial markets. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the larger effects of company behavior on global social and environmental well-being. Governments around the world continued to react to the growth of ESG investing, as E.U. officials finalized rules requiring financial firms to disclose standardized ESG metrics for their investments. In Japan, the Financial Services Agency changed its institutional investor code of conduct to encourage focus on ESG issues.

In this environment, stocks with positive ESG characteristics in developed markets outside of North America posted solid gains for the reporting period. Japanese stocks were the leading contributors to the Index’s return, supported by strength in the healthcare sector. Pharmaceuticals companies posted strong gains amid positive investor sentiment about treatments and vaccines for the coronavirus and new cancer drugs. The information technology sector also advanced amid ongoing adoption of robotics and automated systems in manufacturing, which buoyed the technology hardware and equipment industry.

Stocks in Europe, where significant fiscal stimulus helped support Eurozone economies late in the reporting period, also contributed to the Index’s return. German stocks advanced due to strength in the industrials sector, driven in part by strong sales of industrial software and high-speed trains. Healthcare stocks drove performance in Switzerland and Denmark. In Switzerland, emergency approval of coronavirus tests by the U.S. Food and Drug Administration and optimism about trials for drugs to treat the coronavirus drove solid performance. The Danish pharmaceuticals industry gained amid robust new drug sales and positive late-stage performance of drugs in clinical trials.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI EAFE Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process leads to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics. Consequently, the Index achieved an ESG quality score that was 17.7% higher than the broader market. The Index held an overweight position in the industrials sector and underweight positions in the consumer discretionary and healthcare sectors. Stock selection in the healthcare and energy sectors contributed the most to the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	16.3%
Industrials	16.3
Health Care	13.7
Consumer Staples	11.6
Consumer Discretionary	11.0
Information Technology	8.3
Materials	7.6
Communication Services	5.0
Utilities	3.6
Energy	3.5
Real Estate	3.1

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	24.8%
United Kingdom	13.5
France	11.2
Switzerland	10.0
Germany	9.2
Australia	6.9
Netherlands	4.6
Hong Kong	3.4
Sweden	3.4
Denmark	2.7

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® ESG Aware MSCI USA ETF

Investment Objective

The iShares ESG Aware MSCI USA ETF (the “Fund”) (formerly the iShares ESG MSCI USA ETF) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as identified by the index provider while exhibiting risk and return characteristics similar to those of the parent index, as represented by the MSCI USA Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	25.79%	16.45%	25.79%	77.07%
Fund Market	25.70	16.43	25.70	76.91
Index	26.02	16.69	26.02	78.34

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/16. The first day of secondary market trading was 12/2/16.

Index performance through May 31, 2018 reflects the performance of the MSCI USA ESG Focus Index. Index performance beginning on June 1, 2018 reflects the performance of the MSCI USA Extended ESG Focus Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,219.80	$ 0.84		$ 1,000.00	$ 1,024.40	$ 0.76		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® ESG Aware MSCI USA ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period, even as the coronavirus pandemic disrupted financial markets. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the larger effects of company behavior on global social and environmental well-being. Although ESG-focused investments in the U.S. grew significantly during the reporting period, the Department of Labor proposed a rule that could discourage certain fiduciaries from using ESG considerations in investment decision-making. Nonetheless, the year-over-year rise in discussions of ESG issues by large U.S. companies on investor calls highlighted corporate awareness of their growing importance.

In this environment, U.S. stocks with positive ESG characteristics posted significant gains for the reporting period. The information technology sector led the advance, as software companies benefited from increased demand for cloud-based subscriptions of business productivity, design, and customer management software. The technology hardware, storage, and peripherals industry was another source of strength, as high sales of wearable technology products and smartphone software boosted revenues. Semiconductors companies advanced amid strong demand for chips to support expanding use of data centers and video gaming, as temporarily homebound people increasingly went online for both work and leisure. The consumer discretionary sector also gained, as the shift toward online shopping helped internet and direct marketing retail companies.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI USA Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process leads to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics. Consequently, the Index achieved an ESG quality score that was 19.1% higher than the broader market. The Index held an overweight position in the industrials sector and underweight positions in the consumer discretionary and communication services sectors. Stock selection in the financials sector was the largest contributor to the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	29.3%
Health Care	13.6
Consumer Discretionary	12.1
Communication Services	10.6
Financials	9.4
Industrials	8.4
Consumer Staples	6.4
Real Estate	3.1
Utilities	2.6
Materials	2.3
Energy	2.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	7.2%
Microsoft Corp.	5.5
Amazon.com Inc.	4.7
Facebook Inc., Class A	2.2
Alphabet Inc., Class C	1.9
Alphabet Inc., Class A	1.4
Johnson & Johnson	1.3
Tesla Inc.	1.2
Procter & Gamble Co. (The)	1.2
Visa Inc., Class A	1.2

F U N D S U M M A R Y	8

Fund Summary as of August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF

Investment Objective

The iShares ESG Aware MSCI USA Small-Cap ETF (the “Fund”) (formerly the iShares ESG MSCI USA Small-Cap ETF) seeks to track the investment results of an optimized index designed to produce investment results comparable to a capitalization weighted index of small-capitalization U.S. companies, while reflecting a higher allocation to those companies with favorable environmental, social and governance (“ESG”) profiles, (as determined by the index provider), as represented by the MSCI USA Small Cap Extended ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	5.57%	4.17%	5.57%	10.28%
Fund Market	5.64	4.23	5.64	10.43
Index	5.76	4.31	5.76	10.60

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/10/18. The first day of secondary market trading was 4/12/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,076.30	$ 0.89		$ 1,000.00	$ 1,024.30	$ 0.87		0.17%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® ESG Aware MSCI USA Small-Cap ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period, even as the coronavirus pandemic disrupted financial markets. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the larger effects of company behavior on global social and environmental well-being. Although ESG-focused investments in the U.S. grew significantly during the reporting period, the Department of Labor proposed a rule that could discourage certain fiduciaries from using ESG considerations in investment decision-making.

In this environment, U.S. small-capitalization stocks with positive ESG characteristics posted solid gains for the reporting period. The healthcare sector contributed the most to the Index’s return. A company’s acquisition by a larger firm and approval of new treatments for thyroid eye disease and breast cancer by the U.S. Food and Drug Administration boosted pharmaceuticals, biotechnology, and life sciences stocks. Healthcare services companies, such as hospice and in-home care providers, gained as favorable demographic trends helped ease investors’ concerns about the industry’s recovery.

The information technology sector also advanced, buoyed by software companies. Sales of cost-management software increased as the economic downturn led companies to seek greater control over their spending.

On the downside, financials stocks declined as low interest rates pressured small banks’ profitability. Real estate stocks also detracted from the Index’s return amid higher rent delinquencies and moratoriums on lease enforcement.

In terms of relative performance, the Index slightly outperformed the broader market, as represented by the MSCI USA Small Cap Index, while tracking it relatively closely. Relative to the broader market, the ESG selection process leads to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics. Consequently, the Index achieved an ESG quality score that was 57.2% higher than the broader market. The Index held an overweight position in the industrials sector and an underweight position in the financials sector. Positioning in financials was the largest contributor to the Index’s relative performance, while stock selection in industrials was the most significant detractor.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	17.3%
Health Care	16.7
Industrials	16.6
Consumer Discretionary	14.7
Financials	11.8
Real Estate	8.2
Materials	4.1
Consumer Staples	3.3
Energy	2.7
Utilities	2.3
Communication Services	2.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Pool Corp.	0.5%
Etsy Inc.	0.4
HubSpot Inc.	0.4
Horizon Therapeutics PLC	0.4
Generac Holdings Inc.	0.4
Carvana Co.	0.4
Zendesk Inc.	0.4
Quanta Services Inc.	0.3
Royal Gold Inc.	0.3
SolarEdge Technologies Inc.	0.3

F U N D S U M M A R Y	10

Fund Summary as of August 31, 2020	iShares® ESG MSCI EM Leaders ETF

Investment Objective

The iShares ESG MSCI EM Leaders ETF (the “Fund”) seeks to track the investment results of an index composed of large and mid-capitalization stocks of emerging market companies with high environmental, social, and governance performance relative to their sector peers as determined by the index provider, as represented by the MSCI EM Extended ESG Leaders 5% Issuer Capped Net Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	1.54%
Fund Market	1.64
Index	1.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/5/20. The first day of secondary market trading was 2/7/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,106.10	$ 0.85		$ 1,000.00	$ 1,024.30	$ 0.81		0.16%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® ESG MSCI EM Leaders ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the abbreviated reporting period, even as the coronavirus pandemic disrupted financial markets. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the larger effects of company behavior on global social and environmental well-being. Emerging market investors increasingly sought out ESG-oriented stocks, and growing efforts to address environmental problems in these countries led to more investment opportunities.

In this environment, emerging market stocks with high ESG characteristics posted modest gains for the reporting period. Stocks in China, where new regulations were proposed to mandate environmental disclosures, contributed the majority of the Index’s return. The consumer discretionary sector drove performance, particularly the internet and direct marketing retail industry. Increasing demand for food service delivery as businesses reopened bolstered the industry, which also benefited from sharply higher e-commerce sales during lockdowns. The communication services sector gained, as increased use of social media led to higher digital advertising revenues in the interactive media and services industry.

Taiwanese stocks advanced, due mostly to the strong performance of semiconductors companies in the information technology sector. Increased demand for semiconductors to power data centers and 5G equipment bolstered revenues in the industry. On the downside, the Brazilian financials sector declined, as sluggish economic activity weighed on banks’ income from interest, fees, and insurance.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI Emerging Markets Index. Relative to the broader market, the ESG selection process leads to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics. Consequently, the Index achieved an ESG quality score that was 52.1% higher than the broader market. The Index held an overweight position in the financials sector and underweight positions in the information technology and communication services sectors. Positioning in financials and stock selection in the consumer staples sector were the largest detractors from relative performance, while stock selection in information technology contributed.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	20.9%
Consumer Discretionary	17.1
Information Technology	14.8
Communication Services	10.6
Materials	7.5
Energy	7.1
Consumer Staples	6.9
Industrials	5.5
Health Care	5.2
Utilities	2.3
Real Estate	2.1

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	30.5%
Taiwan	14.8
India	12.4
South Korea	8.0
South Africa	7.2
Brazil	5.2
Thailand	3.6
Malaysia	3.1
Russia	2.9
Indonesia	2.5

F U N D S U M M A R Y	12

Fund Summary as of August 31, 2020	iShares® ESG MSCI USA Leaders ETF

Investment Objective

The iShares ESG MSCI USA Leaders ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks of companies with high environmental, social, and governance performance relative to their sector peers, as determined by the index provider, as represented by the MSCI USA Extended ESG Leaders Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	21.45%	18.80%	21.45%	25.55%
Fund Market	21.51	18.83	21.51	25.59
Index	21.52	18.98	21.52	25.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,179.50	$ 0.55		$ 1,000.00	$ 1,024.60	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® ESG MSCI USA Leaders ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period, even as the coronavirus pandemic disrupted financial markets. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the larger effects of company behavior on global social and environmental well-being. Although ESG-focused investments in the U.S. grew significantly during the reporting period, the Department of Labor proposed a rule that could discourage certain fiduciaries from using ESG considerations in investment decision-making. Nonetheless, the year-over-year rise in discussions of ESG issues by large U.S. companies on investor calls highlighted corporate awareness of their growing importance.

In this environment, U.S. stocks with high ESG characteristics posted significant gains for the reporting period. The information technology sector drove the advance, as stay-at-home measures led to sharply higher use of technology products and services. Software companies benefited notably from increased demand for cloud-based subscriptions of business productivity, design, and marketing software. Semiconductors companies also advanced amid strong demand for chips to support expanding use of data centers and video gaming, as temporarily homebound people increasingly went online for both work and leisure.

The consumer discretionary sector also contributed to the Index’s return. Automobile manufacturers gained due to anticipated growth in the market for electric vehicles, as consumers increasingly prioritized climate change and environmental issues. Cost-cutting measures taken to mitigate the impact of temporary factory closures also boosted profit.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI USA Index. Relative to the broader market, the ESG selection process leads to overweight stocks with higher ESG ratings and underweight stocks with lower ESG characteristics. Consequently, the Index achieved an ESG quality score that was 19.7% higher than the broader market. The Index held an overweight position in the materials sector and underweight positions in the financials and energy sectors. Stock selection in the information technology and consumer discretionary sectors were the largest detractors from the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	28.1%
Health Care	13.6
Consumer Discretionary	12.5
Communication Services	10.7
Financials	9.4
Industrials	8.4
Consumer Staples	6.8
Real Estate	3.0
Materials	2.9
Utilities	2.7
Energy	1.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	10.6%
Alphabet Inc., Class C	3.2
Alphabet Inc., Class A	3.2
Johnson & Johnson	2.6
Tesla Inc.	2.4
Visa Inc., Class A	2.3
Procter & Gamble Co. (The)	2.2
NVIDIA Corp.	2.1
Mastercard Inc., Class A	2.1
Home Depot Inc. (The)	2.0

F U N D S U M M A R Y	14

Fund Summary as of August 31, 2020	iShares® MSCI Global Impact ETF

Investment Objective

The iShares MSCI Global Impact ETF (the “Fund”) seeks to track the investment results of an index composed of positive impact companies that derive a majority of their revenue from products and services that address at least one of the world’s major social and environmental challenges as identified by the United Nations Sustainable Development Goals, as represented by the MSCI ACWI Sustainable Impact Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	45.10%	14.81%	45.10%	82.76%
Fund Market	44.70	14.86	44.70	83.13
Index	45.29	15.06	45.29	84.36

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/20/16. The first day of secondary market trading was 4/22/16.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,297.50	$ 2.83		$ 1,000.00	$ 1,022.70	$ 2.49		0.49%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

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Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Global Impact ETF

Portfolio Management Commentary

The coronavirus pandemic underscored the importance of making progress towards the United Nations (“U.N.”) sustainable development goals (“SDG”). The spread of the virus undermined government efforts to implement SDG-focused policy, leading to an increase in global poverty and disruption to healthcare delivery and vaccination programs. Nonetheless, many countries continued to monitor their SDG implementation, with 47 nations presenting voluntary progress reviews to the U.N. in 2020, including 26 first-time submissions. Many investors continued to use the SDGs as a framework for assessing the impact of their investment decisions.

In this environment, global stocks oriented toward social and environmental challenges posted outstanding performance. Stocks from the U.S. contributed the most to the Index’s return, driven by strength in the consumer discretionary sector. The automobiles industry advanced due to anticipated growth in the market for electric vehicles, as consumers increasingly prioritized climate change and environmental issues. Cost-cutting measures taken to mitigate the impact of temporary factory closures boosted gains. Healthcare stocks advanced due primarily to the biotechnology industry, where an important acquisition and the development of potential coronavirus treatments buoyed stocks.

Stocks in China also gained due to increasing interest in electric vehicles, as automobile manufacturers in the consumer discretionary sector drove the large majority of performance. An increase in vehicle deliveries and plans to expand overseas helped the industry. The Chinese government also encouraged use of electric cars by including support for vehicle purchases and charging station construction in its stimulus package.

Danish stocks also advanced, driven by the industrials sector. The heavy electrical equipment industry posted strong sales as renewable energy development projects remained a priority for many governments.

In terms of relative performance, the Index significantly outperformed the broader market, as represented by the MSCI ACWI Index. The positive-impact selection process leads to overweight and underweight positions in stocks with higher or lower sustainable impact attributes, respectively. Consequently, the Index had a 67.7% greater revenue exposure to sustainable impact themes relative to the broader market. The Index held an overweight position in the consumer staples sector and underweight positions in the information technology and financials sectors. Stock selection in the consumer discretionary sector contributed the majority of the Index’s relative performance. Underweights in the financials and energy sectors and stock selection in the healthcare sector also contributed.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Industrials	19.9%

Health Care	19.6

Consumer Staples	19.3

Consumer Discretionary	11.3

Materials	11.2

Real Estate	7.2

Utilities	6.3

Information Technology	3.3

Communication Services	1.9

Financials	0.0	(b)

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

United States	32.5%

Japan	14.0

United Kingdom	8.6

China	8.0

Denmark	7.3

France	6.2

Belgium	4.4

Hong Kong	3.0

Sweden	2.7

Chile	2.3

F U N D S U M M A R Y	16

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments August 31, 2020	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.8%
Afterpay Ltd.(a)	55,662	$3,764,111
APA Group	564,979	4,357,968
Aristocrat Leisure Ltd.	160,168	3,360,489
ASX Ltd.	58,325	3,767,345
Aurizon Holdings Ltd.	904,353	2,909,341
Australia & New Zealand Banking Group Ltd.	636,315	8,602,324
BlueScope Steel Ltd.	376,203	3,530,623
Brambles Ltd.	620,768	5,091,295
Coca-Cola Amatil Ltd.	500,701	3,369,669
Cochlear Ltd.	20,769	2,951,368
Coles Group Ltd.	260,951	3,421,646
Commonwealth Bank of Australia	351,301	17,739,457
CSL Ltd.	101,625	21,495,581
Dexus	601,794	3,929,850
Evolution Mining Ltd.	702,028	2,881,475
Fortescue Metals Group Ltd.	477,672	6,153,828
Goodman Group	377,011	5,105,165
Insurance Australia Group Ltd.	819,070	2,889,394
Lendlease Corp. Ltd.	368,618	3,167,744
Macquarie Group Ltd.	85,822	8,105,073
Mirvac Group	2,504,973	3,908,885
National Australia Bank Ltd.	649,473	8,612,095
Newcrest Mining Ltd.	170,022	4,018,642
Northern Star Resources Ltd.	285,774	2,884,847
QBE Insurance Group Ltd.	385,315	3,023,422
Ramsay Health Care Ltd.	77,028	3,706,211
Rio Tinto Ltd.	105,030	7,612,142
Santos Ltd.	709,025	2,973,117
Seek Ltd.	205,091	3,135,122
Sonic Healthcare Ltd.	132,916	3,150,451
Stockland	1,219,026	3,570,061
Sydney Airport	776,363	3,284,190
Tabcorp Holdings Ltd.	1,146,924	3,070,511
Transurban Group	812,621	8,089,106
Wesfarmers Ltd.	168,955	5,937,654
Westpac Banking Corp.	762,049	9,885,074
Woodside Petroleum Ltd.	463,139	6,706,431
Woolworths Group Ltd.	226,632	6,682,437

		206,844,144

Austria — 0.2%
OMV AG(a)	167,503	5,460,868

Belgium — 0.9%
Anheuser-Busch InBev SA/NV	189,455	11,058,179
KBC Group NV	88,543	5,093,455
Solvay SA	34,460	2,993,673
UCB SA	36,976	4,400,920
Umicore SA	74,353	3,422,627

		26,968,854

Denmark — 2.7%
AP Moller - Maersk A/S, Class A	2,183	3,114,238
Carlsberg AS, Class B	45,684	6,433,550
Chr Hansen Holding A/S	26,284	3,024,202
Coloplast A/S, Class B	24,846	4,225,055
DSV Panalpina A/S	37,952	5,947,062
Genmab A/S(a)	13,831	5,234,967
GN Store Nord A/S	43,337	3,146,199
Novo Nordisk A/S, Class B	450,371	29,892,569

Security	Shares	Value

Denmark (continued)
Novozymes A/S, Class B	53,529	$3,174,083
Orsted A/S(b)	52,286	7,413,690
Pandora A/S	47,277	3,460,339
Vestas Wind Systems A/S	48,103	7,329,068

		82,395,022

Finland — 1.0%
Elisa OYJ	50,168	2,957,323
Kone OYJ, Class B	35,803	3,076,089
Neste OYJ	123,723	6,630,383
Nokia OYJ	1,385,550	6,748,333
Orion OYJ, Class B	63,356	2,979,302
UPM-Kymmene OYJ	195,759	5,948,940
Wartsila OYJ Abp	362,136	3,102,705

		31,443,075

France — 11.1%
Air Liquide SA	75,563	12,565,894
Airbus SE(a)	118,882	9,787,464
Alstom SA(a)	52,484	2,927,512
Amundi SA(a)(b)	39,502	3,075,483
Atos SE(a)	39,920	3,461,320
AXA SA	576,743	11,778,275
BioMerieux	18,046	2,740,930
BNP Paribas SA(a)	217,450	9,509,073
Bouygues SA(a)	76,996	3,061,773
Capgemini SE	40,490	5,617,188
Carrefour SA	201,430	3,242,518
Cie. de Saint-Gobain(a)	104,657	4,253,093
Cie. Generale des Etablissements Michelin SCA	38,386	4,343,792
CNP Assurances(a)	222,803	2,989,696
Credit Agricole SA(a)	291,503	2,993,976
Danone SA	165,185	10,885,175
Dassault Systemes SE	36,423	6,875,963
Edenred	59,843	3,096,802
Electricite de France SA	290,235	3,055,233
Engie SA(a)	386,602	5,388,769
EssilorLuxottica SA(a)	51,077	6,847,692
Gecina SA	22,470	3,095,770
Getlink SE(a)	193,993	2,978,957
Hermes International	3,734	3,212,610
Ingenico Group SA(a)	18,494	3,145,167
Kering SA	16,865	10,379,330
Legrand SA	68,631	5,737,342
L’Oreal SA	66,911	22,158,160
LVMH Moet Hennessy Louis Vuitton SE	55,414	26,031,799
Orange SA	459,743	5,129,913
Pernod Ricard SA	53,726	9,220,397
Peugeot SA(a)	200,703	3,449,243
Renault SA(a)	103,999	2,965,163
Safran SA(a)	68,031	7,893,713
Sanofi	255,566	25,940,031
Sartorius Stedim Biotech	10,141	3,636,015
Schneider Electric SE	146,177	18,137,622
Societe Generale SA(a)	236,313	3,838,527
STMicroelectronics NV	149,081	4,494,779
Teleperformance	15,565	4,810,108
Thales SA	36,710	2,875,669
TOTAL SE	587,453	23,254,892
Ubisoft Entertainment SA(a)	36,206	2,986,008
Unibail-Rodamco-Westfield(c)	66,608	3,119,481

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Valeo SA(c)	99,666	$3,051,407
Vinci SA	85,967	8,078,989
Vivendi SA	170,455	4,851,767
Worldline SA(a)(b)	34,752	3,201,080

		336,171,560

Germany — 9.0%
adidas AG(a)	45,861	13,964,170
Allianz SE, Registered	116,330	25,253,956
BASF SE	237,457	14,500,367
Bayerische Motoren Werke AG	108,678	7,817,907
Beiersdorf AG	34,984	4,050,028
Brenntag AG	54,601	3,425,643
Continental AG	28,803	3,141,563
Daimler AG, Registered	171,493	8,746,368
Delivery Hero SE(a)(b)	28,732	3,093,272
Deutsche Bank AG, Registered(a)	387,800	3,721,912
Deutsche Boerse AG	54,368	10,299,396
Deutsche Post AG, Registered	248,803	11,342,838
Deutsche Telekom AG, Registered	532,687	9,396,743
Deutsche Wohnen SE	91,015	4,859,039
E.ON SE	609,330	7,221,700
Fraport AG Frankfurt Airport Services Worldwide(a)(c)	70,430	3,214,247
Fresenius Medical Care AG & Co. KGaA	35,264	2,996,884
Fresenius SE & Co. KGaA	87,665	4,067,908
HeidelbergCement AG	63,012	4,010,618
Henkel AG & Co. KGaA	46,365	4,172,631
Infineon Technologies AG	318,431	8,819,970
LEG Immobilien AG	20,428	3,011,350
Merck KGaA	63,106	8,577,353
MTU Aero Engines AG	16,567	3,076,017
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	35,775	10,341,166
Puma SE(a)	36,483	3,018,452
SAP SE	248,171	40,970,304
Siemens AG, Registered	204,013	28,219,820
Symrise AG	26,652	3,683,095
TeamViewer AG(a)(b)	58,354	3,166,304
Vonovia SE	85,458	6,132,212
Zalando SE(a)(b)	36,928	3,230,159

		271,543,392

Hong Kong — 3.4%
AIA Group Ltd.	2,700,000	27,800,752
BeiGene Ltd., ADR(a)	12,849	3,103,933
BOC Hong Kong Holdings Ltd.	2,529,000	7,178,958
Hang Seng Bank Ltd.	392,400	6,171,953
Hong Kong & China Gas Co. Ltd.(c)	2,121,200	3,087,313
Hong Kong Exchanges & Clearing Ltd.	299,400	15,112,647
Link REIT	481,400	3,832,491
Melco Resorts & Entertainment Ltd., ADR	158,642	3,096,692
MTR Corp. Ltd.	1,555,500	8,098,479
Sands China Ltd.	1,429,600	6,308,564
Sun Hung Kai Properties Ltd.	358,000	4,813,274
Swire Pacific Ltd., Class A	706,500	3,846,932
Swire Properties Ltd.	2,031,000	5,503,248
Techtronic Industries Co. Ltd.	288,000	3,656,600

		101,611,836

Ireland — 0.8%
CRH PLC	213,704	7,922,961
Flutter Entertainment PLC(a)	33,813	5,713,985

Security	Shares	Value

Ireland (continued)
Kerry Group PLC, Class A	41,541	$5,464,908
Kingspan Group PLC(a)	38,799	3,338,601

		22,440,455

Israel — 0.5%
Bank Hapoalim BM	672,961	4,083,845
Bank Leumi Le-Israel BM	609,644	3,128,478
Isracard Ltd.	1	3
Teva Pharmaceutical Industries Ltd., ADR(a)	297,570	2,937,016
Wix.com Ltd.(a)	15,929	4,693,161

		14,842,503

Italy — 2.1%
Assicurazioni Generali SpA	316,433	4,921,589
CNH Industrial NV(a)	384,643	3,051,733
Enel SpA	2,048,971	18,596,601
Eni SpA	913,514	8,521,637
Ferrari NV	18,137	3,539,964
Intesa Sanpaolo SpA(a)	6,131,793	13,238,111
Snam SpA	755,668	3,877,051
Terna Rete Elettrica Nazionale SpA	577,257	4,182,266
UniCredit SpA(a)	482,021	4,755,904

		64,684,856

Japan — 24.7%
Advantest Corp.	60,300	2,882,936
Aeon Co. Ltd.	179,400	4,447,570
Ajinomoto Co. Inc.	161,200	3,003,736
Alfresa Holdings Corp.	150,200	3,016,889
Asahi Group Holdings Ltd.	87,800	3,074,180
Asahi Kasei Corp.	504,100	4,230,742
Astellas Pharma Inc.	562,100	8,822,815
Bridgestone Corp.	124,300	3,939,576
Canon Inc.	197,200	3,406,765
Central Japan Railway Co.	24,500	3,671,130
Chugai Pharmaceutical Co. Ltd.	187,900	8,365,089
Dai Nippon Printing Co. Ltd.	140,100	2,977,843
Daifuku Co. Ltd.	32,200	2,833,005
Dai-ichi Life Holdings Inc.	281,000	4,254,284
Daiichi Sankyo Co. Ltd.	138,100	12,302,614
Daikin Industries Ltd.	57,500	10,825,475
Daiwa House Industry Co. Ltd.	194,700	5,215,195
Denso Corp.	151,300	6,359,037
East Japan Railway Co.	92,300	6,003,047
Eisai Co. Ltd.	68,300	5,967,273
ENEOS Holdings Inc.	1,148,300	4,500,292
FANUC Corp.	34,500	6,052,831
Fast Retailing Co. Ltd.	14,200	8,473,535
FUJIFILM Holdings Corp.	73,300	3,487,876
Fujitsu Ltd.	55,700	7,258,937
Hankyu Hanshin Holdings Inc.	97,600	3,170,654
Hitachi Ltd.	183,500	6,108,303
Honda Motor Co. Ltd.	407,100	10,476,457
Hoya Corp.	77,400	7,601,688
Inpex Corp.	481,600	3,060,041
ITOCHU Corp.	411,100	10,558,073
Japan Exchange Group Inc.	117,100	3,034,474
Japan Post Holdings Co. Ltd.	414,800	3,065,479
JFE Holdings Inc.	406,100	3,075,094
Kajima Corp.	244,600	3,046,976
Kansai Paint Co. Ltd.	131,900	3,145,600
Kao Corp.	119,100	9,062,359

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Kawasaki Heavy Industries Ltd.	216,100	$3,060,797
KDDI Corp.	410,800	11,923,640
Keio Corp.	51,000	3,082,748
Keyence Corp.	36,800	15,157,942
Kikkoman Corp.	56,400	3,063,454
Kintetsu Group Holdings Co. Ltd.	68,300	3,001,348
Kirin Holdings Co. Ltd.	231,400	4,549,663
Komatsu Ltd.	268,100	5,824,908
Kubota Corp.	287,300	5,192,234
Kyocera Corp.	51,100	2,933,148
Kyowa Kirin Co. Ltd.	115,900	2,996,820
Kyushu Railway Co.	138,100	3,044,724
M3 Inc.	76,900	4,452,506
Marubeni Corp.	652,300	3,934,283
Mazda Motor Corp.	484,500	3,106,794
Mitsubishi Chemical Holdings Corp.	519,000	3,033,393
Mitsubishi Corp.	265,300	6,285,692
Mitsubishi Electric Corp.	306,400	4,227,104
Mitsubishi Estate Co. Ltd.	268,600	4,208,392
Mitsubishi Heavy Industries Ltd.	145,400	3,610,834
Mitsubishi Materials Corp.	144,100	3,027,534
Mitsubishi UFJ Financial Group Inc.	1,992,400	8,313,801
Mitsui Fudosan Co. Ltd.	202,700	3,669,989
Mizuho Financial Group Inc.	5,226,600	7,087,416
MS&AD Insurance Group Holdings Inc.	215,600	5,979,345
Murata Manufacturing Co. Ltd.	147,600	8,740,893
NEC Corp.	61,400	3,236,607
NGK Insulators Ltd.	209,700	2,980,036
NGK Spark Plug Co. Ltd.	172,700	2,972,111
Nidec Corp.	90,900	7,638,360
Nintendo Co. Ltd.	26,008	13,915,733
Nippon Building Fund Inc.	529	3,187,618
Nippon Express Co. Ltd.	53,100	3,139,582
Nippon Paint Holdings Co. Ltd.	38,700	3,320,949
Nippon Shinyaku Co. Ltd.	35,000	2,887,925
Nippon Steel Corp.	311,700	3,070,118
Nippon Telegraph & Telephone Corp.	313,900	7,138,195
Nippon Yusen KK	201,500	3,150,427
Nitori Holdings Co. Ltd.	13,900	2,907,275
Nitto Denko Corp.	67,100	4,074,912
Nomura Holdings Inc.	628,500	3,227,104
Nomura Real Estate Master Fund Inc.(a)	2,374	3,042,356
Nomura Research Institute Ltd.	125,100	3,325,540
NTT DOCOMO Inc.	415,800	11,602,171
Obayashi Corp.	315,700	3,087,188
Odakyu Electric Railway Co. Ltd.	123,800	3,062,166
Olympus Corp.	189,200	3,744,927
Omron Corp.	90,900	6,660,314
Ono Pharmaceutical Co. Ltd.	156,900	4,733,114
Oriental Land Co. Ltd.	44,000	5,970,673
ORIX Corp.	382,700	4,770,894
Osaka Gas Co. Ltd.	196,800	3,847,106
Otsuka Holdings Co. Ltd.	98,800	4,338,834
Panasonic Corp.	630,500	5,814,192
Rakuten Inc.	335,900	2,955,299
Recruit Holdings Co. Ltd.	269,300	10,223,979
Resona Holdings Inc.	1,201,200	4,417,634
Santen Pharmaceutical Co. Ltd.	183,700	3,500,945
Secom Co. Ltd.	58,100	5,492,503
Sekisui Chemical Co. Ltd.	339,000	5,424,895

Security	Shares	Value

Japan (continued)
Sekisui House Ltd.	271,000	$5,356,368
Seven & i Holdings Co. Ltd.	115,800	3,748,799
SG Holdings Co. Ltd.	64,900	2,983,521
Shimadzu Corp.	100,300	2,993,536
Shimano Inc.	13,800	2,921,496
Shimizu Corp.	394,000	3,031,770
Shin-Etsu Chemical Co. Ltd.	66,200	8,043,632
Shionogi & Co. Ltd.	93,000	5,159,310
Shiseido Co. Ltd.	82,600	4,806,682
SMC Corp.	5,300	2,911,264
Softbank Corp.	406,900	5,343,093
SoftBank Group Corp.	335,600	20,880,653
Sohgo Security Services Co. Ltd.	61,100	2,854,925
Sompo Holdings Inc.	107,100	4,019,595
Sony Corp.	303,700	23,795,967
Stanley Electric Co. Ltd.	112,300	3,219,313
Sumitomo Chemical Co. Ltd.	2,216,700	7,211,670
Sumitomo Corp.	253,600	3,287,031
Sumitomo Metal Mining Co. Ltd.	115,800	3,534,769
Sumitomo Mitsui Financial Group Inc.	371,000	10,908,369
Sumitomo Mitsui Trust Holdings Inc.	164,100	4,752,238
Suzuki Motor Corp.	76,800	3,149,636
Sysmex Corp.	50,300	4,390,844
Taisei Corp.	90,200	3,117,384
Takeda Pharmaceutical Co. Ltd.	376,494	14,055,729
TDK Corp.	30,700	3,187,392
Teijin Ltd.	190,300	2,986,083
Terumo Corp.	122,400	4,974,718
Tokio Marine Holdings Inc.	138,200	6,372,747
Tokyo Electron Ltd.	35,000	8,960,819
Tokyo Gas Co. Ltd.	159,400	3,542,139
Tokyu Corp.	233,400	3,120,951
Toray Industries Inc.	644,400	3,060,816
Toshiba Corp.	92,400	2,661,908
Toyota Motor Corp.	422,800	27,932,829
Toyota Tsusho Corp.	105,400	3,071,206
Unicharm Corp.	82,100	3,572,157
West Japan Railway Co.	63,900	3,356,942
Yakult Honsha Co. Ltd.	51,800	2,955,255
Yamaha Corp.	62,900	3,066,557
Yamaha Motor Co. Ltd.	201,300	3,171,977
Yaskawa Electric Corp.	85,000	3,057,900
Yokogawa Electric Corp.	194,700	3,181,811

		745,860,755

Netherlands — 4.6%
Adyen NV(a)(b)	3,501	5,916,263
Akzo Nobel NV	58,059	5,758,996
Argenx SE(a)	12,577	2,913,533
ASML Holding NV	101,236	38,053,321
Heineken NV(a)	57,637	5,346,288
ING Groep NV(a)	898,709	7,313,017
Just Eat Takeaway.com NV(a)(b)	25,227	2,813,074
Koninklijke Ahold Delhaize NV	195,341	5,891,850
Koninklijke DSM NV	41,996	6,752,770
Koninklijke KPN NV	1,111,627	2,920,804
Koninklijke Philips NV(a)	182,825	8,666,179
Koninklijke Vopak NV	53,616	2,950,898
NN Group NV	80,212	3,026,578
Prosus NV(a)	100,594	10,086,409
QIAGEN NV(a)	57,500	2,927,418

S C H E D U L E O F I N V E S T M E N T S	20

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Randstad NV(a)	56,875	$2,970,420
Unilever NV	292,131	16,948,143
Wolters Kluwer NV	85,105	7,002,558

		138,258,519

New Zealand — 0.4%
a2 Milk Co. Ltd. (The)(a)	224,334	2,818,752
Auckland International Airport Ltd.	722,617	3,238,203
Fisher & Paykel Healthcare Corp. Ltd.	136,991	3,412,023
Meridian Energy Ltd.	970,285	3,331,543

		12,800,521

Norway — 0.8%
DNB ASA(a)	184,880	2,986,884
Equinor ASA	501,932	8,190,086
Mowi ASA	144,619	2,847,218
Norsk Hydro ASA(a)	976,471	3,138,255
Orkla ASA	375,993	3,852,650
Telenor ASA	242,119	3,964,636

		24,979,729

Portugal — 0.2%
Galp Energia SGPS SA	394,325	4,231,134
Jeronimo Martins SGPS SA	182,017	2,994,234

		7,225,368

Singapore — 1.1%
CapitaLand Ltd.	1,839,100	3,746,916
City Developments Ltd.	630,300	3,722,646
DBS Group Holdings Ltd.	517,400	7,942,143
Keppel Corp. Ltd.	1,003,500	3,380,428
Oversea-Chinese Banking Corp. Ltd.	1,077,500	6,871,084
Singapore Telecommunications Ltd.	2,069,300	3,500,581
United Overseas Bank Ltd.	205,400	2,955,004

		32,118,802

Spain — 2.3%
Amadeus IT Group SA	109,498	6,143,061
Banco Bilbao Vizcaya Argentaria SA	2,462,709	7,224,767
Banco Santander SA(a)	2,638,317	5,877,686
CaixaBank SA	1,277,648	2,814,583
Cellnex Telecom SA(b)	47,058	3,021,059
Enagas SA	43,192	1,058,421
Ferrovial SA	112,696	3,016,350
Iberdrola SA	1,384,859	17,473,151
Industria de Diseno Textil SA	327,419	9,221,637
Naturgy Energy Group SA	177,611	3,432,610
Red Electrica Corp. SA	174,858	3,351,172
Repsol SA	645,981	5,115,901
Telefonica SA	702,876	2,783,243

		70,533,641

Sweden — 3.3%
Alfa Laval AB(a)	116,709	2,860,571
Assa Abloy AB, Class B	201,300	4,667,853
Atlas Copco AB, Class A	142,316	6,598,551
Atlas Copco AB, Class B	88,462	3,562,090
Boliden AB	204,350	6,110,397
Epiroc AB, Class B	233,381	3,364,765
Essity AB, Class B(a)	197,489	6,814,269
Evolution Gaming Group AB(b)	42,330	3,179,308
Hennes & Mauritz AB, Class B	220,571	3,526,599
Hexagon AB, Class B(a)	43,341	3,147,705
ICA Gruppen AB	60,111	2,956,433

Security	Shares	Value

Sweden (continued)
Investor AB, Class B	63,141	$4,036,655
Kinnevik AB, Class B(a)	79,341	3,072,929
Nibe Industrier AB, Class B(a)	102,722	2,894,097
Sandvik AB(a)	284,858	5,608,020
Skandinaviska Enskilda Banken AB, Class A(a)	307,213	3,053,982
Skanska AB, Class B(a)	141,677	2,894,334
SKF AB, Class B	164,995	3,301,832
Svenska Cellulosa AB SCA, Class B(a)	230,846	2,982,949
Svenska Handelsbanken AB, Class A(a)	324,296	3,271,931
Swedbank AB, Class A(a)	180,369	3,066,186
Tele2 AB, Class B	205,553	2,920,657
Telefonaktiebolaget LM Ericsson, Class B	655,157	7,615,057
Telia Co. AB	935,887	3,614,444
Volvo AB, Class B(a)	302,935	5,805,849

		100,927,463

Switzerland — 9.9%
ABB Ltd., Registered	425,041	10,842,570
Adecco Group AG, Registered	57,343	3,009,640
Alcon Inc.(a)	129,051	7,360,830
Barry Callebaut AG, Registered	1,821	4,044,644
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	386	3,298,651
Coca-Cola HBC AG(a)	108,140	2,887,193
Credit Suisse Group AG, Registered	484,371	5,343,708
Geberit AG, Registered	10,655	6,160,245
Givaudan SA, Registered	2,923	12,302,926
Julius Baer Group Ltd.	67,103	3,226,786
Kuehne & Nagel International AG, Registered(a)	31,027	6,031,736
LafargeHolcim Ltd., Registered(a)	97,949	4,666,569
Logitech International SA, Registered	44,781	3,323,079
Lonza Group AG, Registered	25,812	16,064,240
Nestle SA, Registered	677,557	81,687,587
Partners Group Holding AG	3,798	3,871,180
Roche Holding AG, NVS	161,945	56,778,318
SGS SA, Registered	2,689	6,981,933
Sika AG, Registered	29,556	7,109,589
Sonova Holding AG, Registered(a)	17,105	4,010,068
Straumann Holding AG, Registered	3,092	3,051,996
Swiss Re AG	98,573	7,951,960
Swisscom AG, Registered	15,014	8,336,943
Temenos AG, Registered(c)	19,963	3,232,390
UBS Group AG, Registered	923,526	11,266,515
Vifor Pharma AG	20,036	2,969,409
Zurich Insurance Group AG	39,611	14,692,736

		300,503,441

United Kingdom — 13.5%
3i Group PLC	340,878	4,281,206
Antofagasta PLC	269,350	3,873,339
Ashtead Group PLC	103,315	3,603,590
Associated British Foods PLC	116,620	3,194,795
AstraZeneca PLC	304,225	33,972,323
Aviva PLC	914,478	3,461,492
BAE Systems PLC	793,256	5,518,827
Barclays PLC(a)	2,631,139	3,944,309
Barratt Developments PLC	430,882	3,030,033
Berkeley Group Holdings PLC	49,138	2,999,517
BP PLC	7,079,149	25,042,527
British Land Co. PLC (The)	653,901	3,201,852
BT Group PLC	2,146,880	3,008,232

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Bunzl PLC	94,808	$3,074,563
Burberry Group PLC	165,874	3,208,191
Coca-Cola European Partners PLC	78,332	3,224,145
Compass Group PLC	366,822	5,994,562
Croda International PLC	52,355	4,135,942
DCC PLC	40,262	3,573,075
Diageo PLC	658,227	22,117,049
Experian PLC	168,469	6,293,446
Ferguson PLC	67,808	6,696,782
GlaxoSmithKline PLC	1,168,841	23,037,086
Glencore PLC(a)	2,488,710	5,637,514
Hikma Pharmaceuticals PLC	95,840	3,042,584
HSBC Holdings PLC	4,197,228	18,554,026
Informa PLC(a)	561,232	3,106,542
InterContinental Hotels Group PLC(a)	56,311	3,322,018
Intertek Group PLC	42,999	3,383,019
J Sainsbury PLC	1,221,593	3,006,328
Johnson Matthey PLC	105,344	3,349,945
Kingfisher PLC	858,963	3,108,743
Legal & General Group PLC	1,594,478	4,639,194
Lloyds Banking Group PLC(a)	12,403,842	4,708,402
London Stock Exchange Group PLC	70,756	8,337,008
M&G PLC	1,271,475	2,945,223
Mondi PLC	225,149	4,404,377
National Grid PLC	922,454	10,414,528
Next PLC	37,594	3,039,317
Ocado Group PLC(a)	97,378	3,255,695
Pearson PLC(c)	385,425	2,886,866
Prudential PLC	532,039	8,701,642
Reckitt Benckiser Group PLC	146,555	14,736,857
RELX PLC	514,782	11,734,775
Rentokil Initial PLC(a)	434,891	3,103,644
Rio Tinto PLC	290,084	18,002,707
Sage Group PLC (The)	362,543	3,595,071
Schroders PLC	75,986	2,948,467
Segro PLC	483,685	6,170,618
Smith & Nephew PLC	180,783	3,682,933
Smiths Group PLC	159,488	2,993,921
Spirax-Sarco Engineering PLC	21,459	2,943,647
SSE PLC	309,168	5,211,762
St. James’s Place PLC	227,954	2,990,535
Standard Chartered PLC(a)	674,591	3,544,327
Standard Life Aberdeen PLC	881,059	2,798,234
Taylor Wimpey PLC	1,869,053	3,065,646
Tesco PLC	2,177,298	6,375,745

Security	Shares	Value

United Kingdom (continued)
Unilever PLC	244,365	$14,592,784
Vodafone Group PLC	5,852,363	8,732,461
Whitbread PLC(a)	96,486	3,267,213
Wm Morrison Supermarkets PLC	1,187,989	3,058,835
WPP PLC	378,365	3,270,685

		407,150,721

Total Common Stocks — 99.3% (Cost: $2,739,023,006)		3,004,765,525

Preferred Stocks

Germany — 0.3%
Henkel AG & Co. KGaA, Preference Shares, NVS	29,013	2,968,770
Sartorius AG, Preference Shares, NVS	9,314	3,954,375

		6,923,145

Total Preferred Stocks — 0.3% (Cost: $4,506,592)		6,923,145

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	18,330,479	18,348,810
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	430,000	430,000

		18,778,810

Total Short-Term Investments — 0.6% (Cost: $18,779,670)		18,778,810

Total Investments in Securities — 100.2% (Cost: $2,762,309,268)		3,030,467,480

Other Assets, Less Liabilities — (0.2)%		(4,948,972)

Net Assets — 100.0%		$3,025,518,508

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	22

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EAFE ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,859,628	$15,502,442	(a)	$—	$(12,371)	$(889)	$18,348,810	18,330,479	$121,839	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	195,000	235,000	(a)	—	—	—	430,000	430,000	6,833		—

					$(12,371)	$(889)	$18,778,810		$128,672		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
ASX SPI 200 Index	16	09/17/20	$1,784	$23,616
Euro STOXX 50 Index	135	09/18/20	5,271	29,168
FTSE 100 Index	33	09/18/20	2,634	(75,505)
TOPIX Index	26	09/10/20	3,962	98,565

				$75,844

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$151,349

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$75,505

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,643,430

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(24,718)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,578,107

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI EAFE ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,004,765,525	$—	$—	$3,004,765,525
Preferred Stocks	6,923,145	—	—	6,923,145
Money Market Funds	18,778,810	—	—	18,778,810

	$3,030,467,480	$—	$—	$3,030,467,480

Derivative financial instruments(a)
Assets
Futures Contracts	$151,349	$—	$—	$151,349
Liabilities
Futures Contracts	(75,505)	—	—	(75,505)

	$75,844	$—	$—	$75,844

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	24

Schedule of Investments August 31, 2020	iShares® ESG Aware MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
HEICO Corp., Class A	99,751	$8,915,745
Howmet Aerospace Inc.	501,133	8,779,850
Huntington Ingalls Industries Inc.	64,673	9,799,253
L3Harris Technologies Inc.	109,799	19,845,071
Raytheon Technologies Corp.	612,242	37,346,762
Teledyne Technologies Inc.(a)	27,185	8,525,488
Textron Inc.	227,510	8,970,719
TransDigm Group Inc.	21,479	10,732,412

		112,915,300

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	119,374	11,734,464
Expeditors International of Washington Inc.	233,832	20,668,410
FedEx Corp.	59,296	13,035,633
United Parcel Service Inc., Class B	194,135	31,764,369

		77,202,876

Auto Components — 0.2%
Aptiv PLC	155,733	13,411,726

Automobiles — 1.2%
Tesla Inc.(a)	220,807	110,032,544

Banks — 3.0%
Bank of America Corp.	2,273,170	58,511,396
Citigroup Inc.	722,303	36,924,129
Comerica Inc.	217,337	8,591,332
Huntington Bancshares Inc./OH	901,197	8,480,264
JPMorgan Chase & Co.	783,689	78,517,801
KeyCorp	709,385	8,739,623
PNC Financial Services Group Inc. (The)	190,857	21,223,298
Regions Financial Corp.	755,988	8,739,221
SVB Financial Group(a)	35,497	9,065,224
Truist Financial Corp.	295,079	11,452,016
U.S. Bancorp.	322,542	11,740,529
Zions Bancorp. N.A	260,693	8,383,887

		270,368,720

Beverages — 1.9%
Brown-Forman Corp., Class B, NVS	124,753	9,128,177
Coca-Cola Co. (The)	1,403,670	69,523,775
Keurig Dr Pepper Inc.	293,738	8,762,205
Molson Coors Beverage Co., Class B	227,643	8,568,483
PepsiCo Inc.	535,425	74,991,625

		170,974,265

Biotechnology — 2.4%
AbbVie Inc.	540,712	51,783,988
Amgen Inc.	207,876	52,659,148
Biogen Inc.(a)	48,341	13,904,805
BioMarin Pharmaceutical Inc.(a)	112,220	8,756,527
Gilead Sciences Inc.	476,074	31,777,939
Moderna Inc.(a)	126,168	8,187,042
Regeneron Pharmaceuticals Inc.(a)	26,934	16,697,195
Vertex Pharmaceuticals Inc.(a)	110,021	30,709,062

		214,475,706

Building Products — 0.8%
Allegion PLC	85,575	8,847,599
Carrier Global Corp.	295,337	8,815,809
Johnson Controls International PLC	530,693	21,615,126
Masco Corp.	146,656	8,550,045
Owens Corning	128,731	8,707,365

Security	Shares	Value

Building Products (continued)
Trane Technologies PLC	139,567	$16,523,337

		73,059,281

Capital Markets — 3.0%
Ameriprise Financial Inc.	54,984	8,621,491
Bank of New York Mellon Corp. (The)	498,893	18,449,063
BlackRock Inc.(b)	65,044	38,648,494
Blackstone Group Inc. (The), Class A	159,635	8,452,673
Charles Schwab Corp. (The)	308,575	10,963,670
CME Group Inc.	104,261	18,336,382
FactSet Research Systems Inc.	25,646	8,986,359
Goldman Sachs Group Inc. (The)	74,044	15,169,394
Intercontinental Exchange Inc.	163,617	17,381,034
Invesco Ltd.	835,515	8,522,253
Moody’s Corp.	62,866	18,522,838
Morgan Stanley	439,598	22,973,392
Northern Trust Corp.	154,503	12,652,251
S&P Global Inc.	82,810	30,343,240
State Street Corp.	210,045	14,301,964
T Rowe Price Group Inc.	106,249	14,790,923

		267,115,421

Chemicals — 1.8%
Air Products & Chemicals Inc.	38,973	11,390,249
Axalta Coating Systems Ltd.(a)	363,296	8,664,610
Corteva Inc.	301,906	8,619,416
Dow Inc.	193,247	8,719,305
DuPont de Nemours Inc.	230,780	12,868,293
Ecolab Inc.	131,741	25,963,516
International Flavors & Fragrances Inc.	70,620	8,742,050
Linde PLC	168,889	42,178,339
Mosaic Co. (The)	481,761	8,782,503
PPG Industries Inc.	113,631	13,681,172
Sherwin-Williams Co. (The)	22,767	15,277,795

		164,887,248

Commercial Services & Supplies — 0.3%
Cintas Corp.	27,091	9,027,805
Copart Inc.(a)	87,971	9,089,164
Waste Management Inc.	82,815	9,440,910

		27,557,879

Communications Equipment — 0.8%
Cisco Systems Inc.	1,502,600	63,439,772
Motorola Solutions Inc.	59,438	9,198,031

		72,637,803

Construction & Engineering — 0.1%
Jacobs Engineering Group Inc.	96,044	8,669,892

Consumer Finance — 0.5%
Ally Financial Inc.	434,724	9,946,485
American Express Co.	377,046	38,304,103

		48,250,588

Containers & Packaging — 0.2%
Amcor PLC(a)	942,057	10,419,150
Ball Corp.	143,191	11,508,261

		21,927,411

Distributors — 0.1%
LKQ Corp.(a)	273,752	8,688,888

Diversified Financial Services — 1.0%
Berkshire Hathaway Inc., Class B(a)	356,639	77,761,568

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Voya Financial Inc.	169,877	$8,818,315

		86,579,883

Diversified Telecommunication Services — 1.5%
AT&T Inc.	1,775,641	52,931,858
Liberty Global PLC, Class C, NVS(a)	400,813	9,222,707
Verizon Communications Inc.	1,238,450	73,402,932

		135,557,497

Electric Utilities — 1.5%
Edison International	164,872	8,652,483
Eversource Energy	329,974	28,282,071
Exelon Corp.	838,770	30,959,001
NextEra Energy Inc.	237,718	66,363,734

		134,257,289

Electrical Equipment — 0.3%
Eaton Corp. PLC	85,858	8,766,102
Emerson Electric Co.	126,229	8,769,128
Rockwell Automation Inc.	37,728	8,697,436

		26,232,666

Electronic Equipment, Instruments & Components — 0.8%
Cognex Corp.	126,260	8,735,930
Corning Inc.	307,142	9,969,829
FLIR Systems Inc.	231,246	8,532,977
Keysight Technologies Inc.(a)	102,255	10,074,163
TE Connectivity Ltd.	135,943	13,132,094
Trimble Inc.(a)	172,974	9,065,567
Zebra Technologies Corp., Class A(a)	30,302	8,682,432

		68,192,992

Energy Equipment & Services — 0.3%
Baker Hughes Co.	574,645	8,205,931
Halliburton Co.	520,279	8,418,114
Schlumberger Ltd.	438,402	8,334,022

		24,958,067

Entertainment — 2.0%
Activision Blizzard Inc.	201,560	16,834,291
Electronic Arts Inc.(a)	86,780	12,103,206
Netflix Inc.(a)	120,119	63,610,218
Roku Inc.(a)(c)	58,525	10,152,917
Take-Two Interactive Software Inc.(a)	49,951	8,551,112
Walt Disney Co. (The)	538,641	71,030,589

		182,282,333

Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities Inc.	64,149	10,801,409
American Tower Corp.	140,817	35,084,555
AvalonBay Communities Inc.	56,619	8,949,199
Boston Properties Inc.	102,470	8,901,569
Crown Castle International Corp.	117,999	19,263,337
Digital Realty Trust Inc.	68,548	10,669,496
Equinix Inc.	32,022	25,290,335
Equity Residential	260,266	14,692,016
Healthpeak Properties Inc.	587,542	16,239,661
Host Hotels & Resorts Inc.(c)	798,249	8,964,336
Iron Mountain Inc.	287,514	8,651,296
Prologis Inc.	265,379	27,031,505
Regency Centers Corp.	214,287	8,509,337
SBA Communications Corp.	36,608	11,204,611
Simon Property Group Inc.	134,943	9,155,882
UDR Inc.	308,747	10,747,483
Ventas Inc.	213,630	8,803,692

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Welltower Inc.	165,261	$9,505,813
Weyerhaeuser Co.	332,980	10,092,624

		262,558,156

Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	115,428	40,129,698
Kroger Co. (The)	437,228	15,600,295
Sysco Corp.	153,799	9,249,472
Walgreens Boots Alliance Inc.	390,230	14,836,545

		79,816,010

Food Products — 1.5%
Archer-Daniels-Midland Co.	303,200	13,571,232
Bunge Ltd.	231,061	10,541,003
Campbell Soup Co.	164,536	8,656,239
Conagra Brands Inc.	227,220	8,716,159
General Mills Inc.	285,392	18,250,818
Hershey Co. (The)	58,338	8,671,360
Hormel Foods Corp.	164,408	8,381,520
Kellogg Co.	232,814	16,508,841
Lamb Weston Holdings Inc.	134,577	8,458,165
McCormick & Co. Inc./MD, NVS	56,096	11,566,995
Mondelez International Inc., Class A	425,107	24,834,751

		138,157,083

Gas Utilities — 0.1%
UGI Corp.	273,380	9,439,811

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	515,585	56,441,090
Align Technology Inc.(a)	28,620	8,499,568
Baxter International Inc.	104,011	9,056,238
Becton Dickinson and Co.	93,291	22,648,256
Boston Scientific Corp.(a)	219,189	8,991,133
Danaher Corp.	126,973	26,216,115
DexCom Inc.(a)(c)	31,999	13,612,695
Edwards Lifesciences Corp.(a)	300,613	25,804,620
Hologic Inc.(a)	128,689	7,685,307
IDEXX Laboratories Inc.(a)	43,033	16,828,485
Insulet Corp.(a)	40,901	8,926,643
Intuitive Surgical Inc.(a)	24,294	17,755,027
Medtronic PLC	352,126	37,842,981
ResMed Inc.	65,634	11,865,314
Steris PLC	54,891	8,762,799
West Pharmaceutical Services Inc.	42,669	12,116,289

		293,052,560

Health Care Providers & Services — 2.5%
Anthem Inc.	61,306	17,258,865
Cardinal Health Inc.	166,898	8,471,743
Centene Corp.(a)	150,251	9,213,391
Cigna Corp.	145,128	25,741,353
CVS Health Corp.	398,402	24,748,732
HCA Healthcare Inc.	104,865	14,232,278
Henry Schein Inc.(a)	201,215	13,368,725
Humana Inc.	39,022	16,200,764
Laboratory Corp. of America Holdings(a)	47,176	8,291,182
Quest Diagnostics Inc.	82,535	9,181,193
UnitedHealth Group Inc.	250,574	78,316,904

		225,025,130

Health Care Technology — 0.3%
Cerner Corp.	167,250	12,271,133
Teladoc Health Inc.(a)(c)	39,835	8,592,011

S C H E D U L E O F I N V E S T M E N T S	26

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Veeva Systems Inc., Class A(a)	32,335	$9,127,200

		29,990,344

Hotels, Restaurants & Leisure — 1.5%
Chipotle Mexican Grill Inc.(a)	7,698	10,086,535
Darden Restaurants Inc.	107,890	9,350,826
Hilton Worldwide Holdings Inc.	118,550	10,712,178
Marriott International Inc./MD, Class A	91,666	9,433,348
McDonald’s Corp.	184,057	39,299,851
MGM Resorts International	412,874	9,289,665
Royal Caribbean Cruises Ltd.	140,439	9,667,821
Starbucks Corp.	332,232	28,063,637
Vail Resorts Inc.	40,848	8,891,384

		134,795,245

Household Durables — 0.1%
Lennar Corp., Class A	112,312	8,403,184

Household Products — 1.9%
Clorox Co. (The)	55,453	12,393,745
Colgate-Palmolive Co.	347,096	27,510,829
Kimberly-Clark Corp.	166,439	26,257,417
Procter & Gamble Co. (The)	753,583	104,243,136

		170,405,127

Industrial Conglomerates — 1.4%
3M Co.	269,433	43,922,968
General Electric Co.	2,898,614	18,377,213
Honeywell International Inc.	317,527	52,566,595
Roper Technologies Inc.	34,313	14,658,170

		129,524,946

Insurance — 1.9%
Aflac Inc.	265,576	9,645,720
Allstate Corp. (The)	93,562	8,701,266
American International Group Inc.	288,619	8,410,358
Aon PLC, Class A	49,008	9,801,110
Arthur J Gallagher & Co.	80,874	8,516,032
Chubb Ltd.	125,851	15,731,375
Marsh & McLennan Companies Inc.	254,500	29,244,595
MetLife Inc.	225,703	8,680,537
Principal Financial Group Inc.	197,393	8,312,219
Progressive Corp. (The)	163,973	15,583,994
Prudential Financial Inc.	286,607	19,423,357
Travelers Companies Inc. (The)	153,161	17,772,803
Willis Towers Watson PLC	62,529	12,851,585

		172,674,951

Interactive Media & Services — 5.8%
Alphabet Inc., Class A(a)	78,374	127,712,784
Alphabet Inc., Class C, NVS(a)	101,896	166,516,405
Facebook Inc., Class A(a)	679,065	199,101,858
Match Group Inc(a)	75,159	8,393,757
Snap Inc., Class A, NVS(a)	393,464	8,888,352
Twitter Inc.(a)	221,817	9,001,334

		519,614,490

Internet & Direct Marketing Retail — 5.3%
Amazon.com Inc.(a)	122,177	421,627,940
Booking Holdings Inc.(a)	10,508	20,075,009
eBay Inc.	181,243	9,928,492
MercadoLibre Inc.(a)(c)	13,911	16,256,255
Wayfair Inc., Class A(a)	25,763	7,640,275

		475,527,971

Security	Shares	Value

IT Services — 5.6%
Accenture PLC, Class A	252,074	$60,480,115
Automatic Data Processing Inc.	156,307	21,740,741
Cognizant Technology Solutions Corp., Class A	128,992	8,624,405
Fidelity National Information Services Inc.	80,442	12,134,676
Fiserv Inc.(a)	143,663	14,305,961
Global Payments Inc.	55,840	9,862,461
International Business Machines Corp.	355,448	43,830,293
Leidos Holdings Inc.	93,046	8,419,732
Mastercard Inc., Class A	265,742	95,186,127
Okta Inc.(a)	49,038	10,561,314
PayPal Holdings Inc.(a)	331,596	67,692,007
Square Inc., Class A(a)	96,751	15,437,590
Twilio Inc., Class A(a)	38,824	10,473,162
VeriSign Inc.(a)	41,782	8,974,774
Visa Inc., Class A	489,857	103,844,785
Western Union Co. (The)	363,925	8,584,991

		500,153,134

Leisure Products — 0.1%
Hasbro Inc.	109,695	8,659,323

Life Sciences Tools & Services — 1.3%
Agilent Technologies Inc.	200,773	20,161,624
Illumina Inc.(a)	49,127	17,549,147
IQVIA Holdings Inc.(a)	53,887	8,823,996
Mettler-Toledo International Inc.(a)	13,037	12,656,059
Thermo Fisher Scientific Inc.	112,305	48,176,599
Waters Corp.(a)	41,726	9,023,665

		116,391,090

Machinery — 1.6%
Caterpillar Inc.	171,259	24,371,868
Cummins Inc.	130,110	26,965,297
Deere & Co.	101,097	21,236,436
IDEX Corp.	48,955	8,823,160
Illinois Tool Works Inc.	80,613	15,925,098
Otis Worldwide Corp.	137,047	8,620,256
PACCAR Inc.	97,371	8,358,327
Parker-Hannifin Corp.	52,655	10,847,457
Xylem Inc./NY	204,076	16,362,814

		141,510,713

Media — 1.2%
Cable One Inc.	4,601	8,467,358
Charter Communications Inc., Class A(a)	24,710	15,211,723
Comcast Corp., Class A	1,241,224	55,619,248
Discovery Inc., Class C, NVS(a)	422,646	8,440,241
Omnicom Group Inc.	160,369	8,674,359
ViacomCBS Inc., Class B, NVS	315,871	8,797,007

		105,209,936

Metals & Mining — 0.2%
Newmont Corp.	247,401	16,645,139

Multi-Utilities — 0.7%
CenterPoint Energy Inc.	423,674	8,503,137
Consolidated Edison Inc.	325,074	23,190,779
Public Service Enterprise Group Inc.	354,762	18,532,767
Sempra Energy	134,307	16,607,061

		66,833,744

Multiline Retail — 0.5%
Dollar General Corp.	43,144	8,709,911
Dollar Tree Inc.(a)	86,009	8,280,087

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail (continued)
Target Corp.	153,378	$23,192,287

		40,182,285

Oil, Gas & Consumable Fuels — 1.9%
Cheniere Energy Inc.(a)	166,846	8,684,334
Chevron Corp.	525,271	44,085,995
ConocoPhillips	437,536	16,578,239
EOG Resources Inc.	188,873	8,563,502
Exxon Mobil Corp.	1,130,233	45,141,506
Hess Corp.	177,922	8,191,529
Marathon Petroleum Corp.	231,798	8,219,557
ONEOK Inc.	308,981	8,490,798
Phillips 66	140,333	8,205,271
Valero Energy Corp.	158,677	8,344,823
Williams Companies Inc. (The)	398,136	8,265,303

		172,770,857

Personal Products — 0.1%
Estee Lauder Companies Inc. (The), Class A	50,533	11,204,177

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	687,372	42,754,539
Eli Lilly & Co.	261,948	38,870,464
Johnson & Johnson	762,379	116,956,562
Merck & Co. Inc.	757,979	64,632,869
Pfizer Inc.	1,334,101	50,415,677
Zoetis Inc.	167,691	26,847,329

		340,477,440

Professional Services — 0.4%
IHS Markit Ltd.	217,498	17,382,440
Robert Half International Inc.	185,731	9,880,889
Verisk Analytics Inc.	46,052	8,596,527

		35,859,856

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	256,967	12,085,158

Road & Rail — 1.1%
CSX Corp.	290,423	22,205,743
Kansas City Southern	69,286	12,612,823
Norfolk Southern Corp.	100,149	21,284,667
Uber Technologies Inc.(a)	294,860	9,916,142
Union Pacific Corp.	170,626	32,835,267

		98,854,642

Semiconductors & Semiconductor Equipment — 4.6%
Advanced Micro Devices Inc.(a)	324,315	29,454,288
Analog Devices Inc.	73,047	8,537,733
Applied Materials Inc.	386,699	23,820,658
Broadcom Inc.	80,747	28,031,321
Intel Corp.	1,268,071	64,608,217
Lam Research Corp.	48,665	16,367,986
Marvell Technology Group Ltd.	260,438	10,099,786
Maxim Integrated Products Inc.	125,091	8,561,228
Micron Technology Inc.(a)	227,280	10,343,513
NVIDIA Corp.	188,628	100,912,207
NXP Semiconductors NV	69,328	8,718,689
ON Semiconductor Corp.(a)	396,094	8,464,529
QUALCOMM Inc.	270,605	32,229,056
Skyworks Solutions Inc.	60,716	8,794,713
Texas Instruments Inc.	348,744	49,573,960
Xilinx Inc.	84,231	8,773,501

		417,291,385

Security	Shares	Value

Software — 10.1%
Adobe Inc.(a)	158,190	$81,213,164
ANSYS Inc.(a)	26,982	9,147,168
Autodesk Inc.(a)	80,210	19,707,597
Cadence Design Systems Inc.(a)	140,133	15,542,151
Citrix Systems Inc.	61,332	8,905,406
Coupa Software Inc.(a)	28,905	9,473,325
DocuSign Inc.(a)	44,240	9,865,520
Fortinet Inc.(a)	66,498	8,778,069
Intuit Inc.	86,500	29,876,235
Microsoft Corp.	2,174,066	490,317,105
NortonLifeLock Inc.	379,896	8,935,154
Oracle Corp.	481,610	27,557,724
RingCentral Inc., Class A(a)	29,872	8,685,881
salesforce.com Inc.(a)	338,177	92,203,959
ServiceNow Inc.(a)	57,872	27,895,461
Slack Technologies Inc., Class A(a)	300,294	9,861,655
Splunk Inc.(a)	53,042	11,633,702
VMware Inc., Class A(a)	61,860	8,935,058
Workday Inc., Class A(a)	63,232	15,157,343
Zoom Video Communications Inc., Class A(a)	40,797	13,263,105

		906,954,782

Specialty Retail — 2.4%
Best Buy Co. Inc.	141,244	15,665,372
CarMax Inc.(a)	80,346	8,591,398
Home Depot Inc. (The)	354,405	101,019,601
Lowe’s Companies Inc.	236,123	38,887,097
Ross Stores Inc.	95,448	8,693,404
Tiffany & Co.	102,420	12,546,450
TJX Companies Inc. (The)	347,211	19,023,691
Tractor Supply Co.	56,070	8,344,898

		212,771,911

Technology Hardware, Storage & Peripherals — 7.4%
Apple Inc.	4,990,265	643,943,796
Hewlett Packard Enterprise Co.	1,214,154	11,740,869
HP Inc.	554,065	10,831,971

		666,516,636

Textiles, Apparel & Luxury Goods — 0.8%
Lululemon Athletica Inc.(a)	40,211	15,106,066
Nike Inc., Class B	384,011	42,966,991
VF Corp.	207,948	13,672,581

		71,745,638

Trading Companies & Distributors — 0.2%
Fastenal Co.	225,573	11,021,497
WW Grainger Inc.	29,550	10,798,456

		21,819,953

Water Utilities — 0.2%
American Water Works Co. Inc.	76,137	10,761,204
Essential Utilities Inc.	196,021	8,330,892

		19,092,096

Wireless Telecommunication Services — 0.1%
T-Mobile U.S. Inc.(a)	104,785	12,226,314

Total Common Stocks — 99.7% (Cost: $7,587,185,844)		8,964,477,492

S C H E D U L E O F I N V E S T M E N T S	28

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(b)(d)(e)	3,559,839	$3,563,398
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(b)(d)	16,098,000	16,098,000

		19,661,398

Total Short-Term Investments — 0.2% (Cost: $19,654,293)		19,661,398

Total Investments in Securities — 99.9% (Cost: $7,606,840,137)		8,984,138,890

Other Assets, Less Liabilities — 0.1%		7,006,464

Net Assets — 100.0%		$8,991,145,354

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,161,430	$2,347,495	(a)	$—	$47,477	$6,996	$3,563,398	3,559,839	$164,606	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	775,000	15,323,000	(a)	—	—	—	16,098,000	16,098,000	42,031		—
BlackRock Inc.	1,336,135	45,204,087		(15,537,274)	1,059,610	6,585,936	38,648,494	65,044	392,235		—

					$1,107,087	$6,592,932	$58,309,892		$598,872		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	147	09/18/20	$25,717	$1,749,211

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,749,211

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA ETF

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$660,079

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,749,211

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,516,903

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,964,477,492	$—	$—	$8,964,477,492
Money Market Funds	19,661,398	—	—	19,661,398

	$8,984,138,890	$—	$—	$8,984,138,890

Derivative financial instruments(a)
Assets
Futures Contracts	$1,749,211	$—	$—	$1,749,211

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	30

Schedule of Investments August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
AAR Corp.	9,366	$189,006
Aerovironment Inc.(a)	3,236	247,198
Axon Enterprise Inc.(a)	7,111	609,270
BWX Technologies Inc.	15,527	863,456
Cubic Corp.	7,451	350,793
Curtiss-Wright Corp.	6,834	699,255
Hexcel Corp.	11,187	440,656
Kratos Defense & Security Solutions Inc.(a)	13,885	271,452
Maxar Technologies Inc.(a)	7,745	179,297
Mercury Systems Inc.(a)	7,225	547,221
Moog Inc., Class A	5,483	330,570
Park Aerospace Corp.	16,939	187,854
Spirit AeroSystems Holdings Inc., Class A	8,834	181,627
Vectrus Inc.(a)	5,295	229,856

		5,327,511

Air Freight & Logistics — 0.2%
Echo Global Logistics Inc.(a)	10,190	278,391
Hub Group Inc., Class A(a)	6,765	364,227

		642,618

Airlines — 0.1%
Alaska Air Group Inc.	5,726	223,028
JetBlue Airways Corp.(a)	16,467	189,700

		412,728

Auto Components — 1.0%
Adient PLC(a)	10,469	181,532
American Axle & Manufacturing Holdings Inc.(a)	25,171	195,830
Cooper Tire & Rubber Co.	7,451	257,581
Dana Inc.	16,148	225,265
Delphi Technologies PLC(a)	13,723	238,369
Dorman Products Inc.(a)	3,230	273,549
Fox Factory Holding Corp.(a)	3,884	391,546
Gentex Corp.	21,966	594,180
Gentherm Inc.(a)	11,039	499,294
Goodyear Tire & Rubber Co. (The)	23,663	227,046
LCI Industries	2,358	267,940
Visteon Corp.(a)	3,372	254,350

		3,606,482

Automobiles — 0.3%
Harley-Davidson Inc.	16,659	461,621
Thor Industries Inc.	6,183	583,860
Winnebago Industries Inc.	3,357	181,211

		1,226,692

Banks — 5.6%
Amalgamated Bank, Class A	15,575	183,318
Ameris Bancorp	9,514	233,283
BancFirst Corp.	5,952	261,888
BancorpSouth Bank	20,571	443,922
Bank of Hawaii Corp.	9,574	526,953
Bank OZK	19,515	449,626
BankUnited Inc.	12,536	293,092
Banner Corp.	2,111	76,249
BOK Financial Corp.	5,596	314,159
Bridge Bancorp. Inc.	9,130	182,691
Bryn Mawr Bank Corp.	6,703	181,919
Cadence BanCorp.	23,953	227,554
Camden National Corp.	6,417	209,547
CIT Group Inc.	9,891	194,556

Security	Shares	Value

Banks (continued)
Columbia Banking System Inc.	15,552	$434,056
Commerce Bancshares Inc.	12,545	747,306
Community Bank System Inc.	4,767	286,830
Community Trust Bancorp. Inc.	5,600	180,712
Cullen/Frost Bankers Inc.	9,855	684,528
CVB Financial Corp.	12,518	227,953
Equity Bancshares Inc., Class A(a)	11,737	186,618
First Busey Corp.	20,170	359,329
First Financial Bancorp.	38,891	533,585
First Financial Bankshares Inc.	15,631	473,229
First Hawaiian Inc.	11,559	191,070
First Horizon National Corp.	56,206	536,767
First Interstate BancSystem Inc., Class A	11,380	373,264
Fulton Financial Corp.	64,005	625,969
Glacier Bancorp. Inc.	13,685	480,138
Great Western Bancorp. Inc.	22,866	318,523
Hancock Whitney Corp.	9,353	187,154
Heartland Financial USA Inc.	9,141	314,725
Heritage Financial Corp./WA	8,408	167,656
HomeTrust Bancshares Inc.	15,014	210,646
Independent Bank Corp.	2,498	156,999
International Bancshares Corp.	12,370	390,645
Investors Bancorp. Inc.	46,792	362,638
Live Oak Bancshares Inc.(b)	9,626	213,505
National Bank Holdings Corp., Class A	6,648	189,069
OceanFirst Financial Corp.	20,887	326,046
PacWest Bancorp.	9,489	181,050
Pinnacle Financial Partners Inc.	11,543	461,143
Popular Inc.	6,533	241,982
Prosperity Bancshares Inc.	7,329	399,577
QCR Holdings Inc.	8,284	248,271
ServisFirst Bancshares Inc.	11,422	418,616
Simmons First National Corp., Class A	14,915	254,599
South State Corp.	6,933	386,029
Sterling Bancorp./DE	15,276	178,271
Stock Yards Bancorp. Inc.	7,245	311,028
Synovus Financial Corp.	13,651	298,547
TCF Financial Corp.	21,309	572,786
Texas Capital Bancshares Inc.(a)	6,982	226,147
TriState Capital Holdings Inc.(a)	12,445	172,986
Triumph Bancorp. Inc.(a)	6,442	183,984
Trustmark Corp.	9,359	219,749
UMB Financial Corp.	8,332	447,595
Umpqua Holdings Corp.	40,734	459,480
United Bankshares Inc./WV	8,967	234,397
Univest Financial Corp.	11,062	177,988
Valley National Bancorp.	37,761	283,585
Webster Financial Corp.	13,818	379,995
Western Alliance Bancorp.	14,442	509,803
Wintrust Financial Corp.	9,053	393,987

		20,579,312

Beverages — 0.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)	813	717,050

Biotechnology — 6.5%
ACADIA Pharmaceuticals Inc.(a)(b)	14,540	575,639
Acceleron Pharma Inc.(a)	5,186	505,479
Adverum Biotechnologies Inc.(a)	13,990	170,678
Agios Pharmaceuticals Inc.(a)	8,554	350,800
Akebia Therapeutics Inc.(a)	17,766	184,944

31	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Alder Biopharmaceuticals Inc.(a)(b)(c)	3,497	$3,077
Alkermes PLC(a)	11,406	188,655
Allakos Inc.(a)	2,816	252,257
Allogene Therapeutics Inc.(a)(b)	5,933	211,511
Amicus Therapeutics Inc.(a)	25,574	373,380
AnaptysBio Inc.(a)	10,308	178,638
Apellis Pharmaceuticals Inc.(a)	6,298	194,167
Arcturus Therapeutics Holding Inc.(a)	3,116	150,316
Arcus Biosciences Inc.(a)	7,237	172,241
Arena Pharmaceuticals Inc.(a)	5,473	382,125
Arrowhead Pharmaceuticals Inc.(a)	9,810	414,374
Assembly Biosciences Inc.(a)	8,478	185,414
Atara Biotherapeutics Inc.(a)	14,259	192,211
BioCryst Pharmaceuticals Inc.(a)	41,540	172,391
Biohaven Pharmaceutical Holding Co. Ltd.(a)	5,698	361,196
Bluebird Bio Inc.(a)	7,396	438,583
Blueprint Medicines Corp.(a)	4,979	385,524
CareDx Inc.(a)	5,286	180,517
ChemoCentryx Inc.(a)	4,698	251,343
Coherus Biosciences Inc.(a)	9,211	174,733
CRISPR Therapeutics AG(a)	4,783	447,019
Cytokinetics Inc.(a)	7,837	187,775
Deciphera Pharmaceuticals Inc.(a)	4,151	186,837
Denali Therapeutics Inc.(a)	9,678	308,728
Dicerna Pharmaceuticals Inc.(a)	9,891	183,181
Eagle Pharmaceuticals Inc./DE(a)	4,308	170,941
Editas Medicine Inc.(a)	4,957	174,635
Emergent BioSolutions Inc.(a)	4,454	507,979
Enanta Pharmaceuticals Inc.(a)	3,749	195,660
Epizyme Inc.(a)	14,400	187,200
Esperion Therapeutics Inc.(a)(b)	5,401	194,976
Exelixis Inc.(a)	28,560	634,603
Fate Therapeutics Inc.(a)	6,406	233,178
FibroGen Inc.(a)	10,466	469,191
Global Blood Therapeutics Inc.(a)(b)	6,884	432,178
Gossamer Bio Inc.(a)	13,361	185,718
Halozyme Therapeutics Inc.(a)(b)	16,923	490,682
Heron Therapeutics Inc.(a)(b)	11,758	168,139
Immunomedics Inc.(a)	21,460	956,258
Immunovant Inc.(a)	5,821	197,681
Inovio Pharmaceuticals Inc.(a)	17,349	208,014
Insmed Inc.(a)	11,740	330,951
Intellia Therapeutics Inc.(a)(b)	8,615	185,912
Intercept Pharmaceuticals Inc.(a)	3,761	187,599
Invitae Corp.(a)(b)	11,977	418,716
Iovance Biotherapeutics Inc.(a)	11,351	378,329
Ironwood Pharmaceuticals Inc.(a)	17,431	176,053
Karyopharm Therapeutics Inc.(a)	12,234	186,079
Kodiak Sciences Inc.(a)	3,888	204,470
Krystal Biotech Inc.(a)	3,821	182,682
Kura Oncology Inc.(a)	8,425	209,698
Ligand Pharmaceuticals Inc.(a)	2,102	214,404
MacroGenics Inc.(a)	6,734	194,882
Madrigal Pharmaceuticals Inc.(a)	1,704	183,521
Mersana Therapeutics Inc.(a)	9,816	188,075
Mirati Therapeutics Inc.(a)(b)	3,315	495,162
Momenta Pharmaceuticals Inc.(a)	11,233	586,026
Myriad Genetics Inc.(a)	12,790	171,002
Natera Inc.(a)	7,072	450,557
Novavax Inc.(a)	6,221	686,425

Security	Shares	Value

Biotechnology (continued)
OPKO Health Inc.(a)	59,228	$191,899
Principia Biopharma Inc.(a)	2,488	248,825
Prothena Corp. PLC(a)	14,787	191,640
PTC Therapeutics Inc.(a)	6,224	307,621
REGENXBIO Inc.(a)	6,032	184,097
Rocket Pharmaceuticals Inc.(a)	6,648	169,989
Sage Therapeutics Inc.(a)	6,315	331,159
Sangamo Therapeutics Inc.(a)	14,997	165,492
TG Therapeutics Inc.(a)(b)	8,849	219,499
Turning Point Therapeutics Inc.(a)	4,147	324,212
Twist Bioscience Corp.(a)	2,875	201,049
Ultragenyx Pharmaceutical Inc.(a)	7,227	614,729
uniQure NV(a)	4,711	192,067
United Therapeutics Corp.(a)	3,554	380,136
Veracyte Inc.(a)	6,701	223,210
Xencor Inc.(a)	5,217	186,508
Y-mAbs Therapeutics Inc.(a)	4,393	189,031
ZIOPHARM Oncology Inc.(a)(b)	62,547	175,757
Zymeworks Inc.(a)	6,067	196,692

		23,694,921

Building Products — 1.0%
AAON Inc.	6,053	344,597
Advanced Drainage Systems Inc.	8,537	473,633
Armstrong World Industries Inc.	7,326	540,219
Builders FirstSource Inc.(a)	15,665	479,662
JELD-WEN Holding Inc.(a)	8,242	173,494
Masonite International Corp.(a)	2,434	222,200
Resideo Technologies Inc.(a)	17,443	233,039
Trex Co. Inc.(a)	6,827	1,020,568
UFP Industries Inc.	4,527	268,678

		3,756,090

Capital Markets — 1.5%
Affiliated Managers Group Inc.	7,956	546,180
Ares Management Corp., Class A	7,614	307,986
Artisan Partners Asset Management Inc., Class A	5,675	219,679
Cohen & Steers Inc.	2,977	180,109
Diamond Hill Investment Group Inc.	1,466	181,652
Evercore Inc., Class A	3,014	186,506
Federated Hermes Inc.	9,797	234,246
Houlihan Lokey Inc.	3,143	184,180
Interactive Brokers Group Inc., Class A	6,596	349,720
Janus Henderson Group PLC	44,633	924,796
LPL Financial Holdings Inc.	10,195	837,621
Morningstar Inc.	3,215	514,882
Stifel Financial Corp.	4,444	225,355
StoneX Group Inc.(a)	3,533	200,321
Virtu Financial Inc., Class A	7,506	193,880
Virtus Investment Partners Inc.	1,874	265,921

		5,553,034

Chemicals — 1.5%
Ashland Global Holdings Inc.	2,422	178,477
Avient Corp.	9,672	246,829
Balchem Corp.	3,443	336,381
Chemours Co. (The)	18,572	383,698
HB Fuller Co.	10,812	520,814
Huntsman Corp.	17,397	376,123
Ingevity Corp.(a)	3,825	214,850
Innospec Inc.	4,799	358,437
Minerals Technologies Inc.	8,758	444,469

S C H E D U L E O F I N V E S T M E N T S	32

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Orion Engineered Carbons SA	14,943	$181,557
Quaker Chemical Corp.	1,013	192,470
Scotts Miracle-Gro Co. (The)	4,255	717,095
Sensient Technologies Corp.	3,757	207,462
Stepan Co.	3,077	354,747
Trinseo SA	8,403	209,319
Valvoline Inc.	16,919	345,148
WR Grace & Co.	4,293	174,768

		5,442,644

Commercial Services & Supplies — 2.2%
ABM Industries Inc.	9,911	378,005
ACCO Brands Corp.	26,891	174,254
ADT Inc.	24,506	260,989
Brady Corp., Class A, NVS	8,281	388,296
Brink’s Co. (The)	4,000	193,440
Cimpress PLC(a)	2,161	200,325
Clean Harbors Inc.(a)	4,997	305,317
Covanta Holding Corp.	29,641	279,811
Deluxe Corp.	6,073	172,473
Healthcare Services Group Inc.	11,093	230,734
Herman Miller Inc.	13,024	310,362
HNI Corp.	6,694	213,204
IAA Inc.(a)	16,240	849,677
KAR Auction Services Inc.	21,231	368,145
Knoll Inc.	14,793	190,386
Matthews International Corp., Class A	11,475	251,302
McGrath RentCorp.	4,988	331,004
MSA Safety Inc.	4,625	582,519
Pitney Bowes Inc.	34,024	186,792
SP Plus Corp.(a)	9,437	193,553
Steelcase Inc., Class A	16,783	175,382
Stericycle Inc.(a)	4,572	293,111
Tetra Tech Inc.	7,767	716,972
UniFirst Corp./MA	2,382	458,821
Viad Corp.	9,697	207,807

		7,912,681

Communications Equipment — 1.1%
ADTRAN Inc.	15,236	168,967
Ciena Corp.(a)	18,505	1,050,529
CommScope Holding Co. Inc.(a)	26,909	277,163
EchoStar Corp., Class A(a)	6,077	178,542
Harmonic Inc.(a)	29,885	176,322
Infinera Corp.(a)(b)	23,184	169,011
InterDigital Inc.	4,925	301,164
Lumentum Holdings Inc.(a)	9,034	776,924
NETGEAR Inc.(a)	5,370	179,089
NetScout Systems Inc.(a)	7,614	176,188
Plantronics Inc.	10,499	129,768
Ribbon Communications Inc.(a)	40,004	171,217
ViaSat Inc.(a)	4,461	177,369
Viavi Solutions Inc.(a)	13,496	179,969

		4,112,222

Construction & Engineering — 1.8%
AECOM(a)	22,434	886,367
Aegion Corp.(a)	12,447	201,455
Arcosa Inc.	5,887	272,509
Argan Inc.	4,224	178,802
Comfort Systems USA Inc.	8,841	447,973
Dycom Industries Inc.(a)	3,897	239,704

Security	Shares	Value

Construction & Engineering (continued)
EMCOR Group Inc.	10,793	$809,583
Fluor Corp.	17,420	165,838
Granite Construction Inc.	11,847	220,236
Great Lakes Dredge & Dock Corp.(a)	19,089	178,864
IES Holdings Inc.(a)	7,113	205,068
MasTec Inc.(a)	6,075	280,726
MYR Group Inc.(a)	6,475	251,295
Primoris Services Corp.	10,243	195,232
Quanta Services Inc.	22,635	1,160,044
Valmont Industries Inc.	3,607	458,269
WillScot Mobile Mini Holdings Corp.(a)	21,935	392,637

		6,544,602

Construction Materials — 0.2%
Eagle Materials Inc.	2,218	181,366
Summit Materials Inc., Class A(a)	15,118	225,107
U.S. Concrete Inc.(a)	6,512	173,805

		580,278

Consumer Finance — 0.5%
Credit Acceptance Corp.(a)	813	314,468
Encore Capital Group Inc.(a)	4,862	223,360
Green Dot Corp., Class A(a)	6,143	319,805
LendingTree Inc.(a)(b)	593	183,201
OneMain Holdings Inc.	6,633	192,888
PRA Group Inc.(a)	8,939	417,228
SLM Corp.	34,247	261,647

		1,912,597

Containers & Packaging — 0.9%
AptarGroup Inc.	9,312	1,102,448
Berry Global Group Inc.(a)	11,001	566,991
Graphic Packaging Holding Co.	21,721	303,659
Greif Inc., Class A, NVS	5,527	203,670
Myers Industries Inc.	12,722	194,647
O-I Glass Inc.	17,277	187,974
Sonoco Products Co.	12,005	636,625

		3,196,014

Distributors — 0.5%
Pool Corp.	5,575	1,827,708

Diversified Consumer Services — 1.7%
American Public Education Inc.(a)	5,281	166,035
Bright Horizons Family Solutions Inc.(a)	8,123	1,080,440
Carriage Services Inc.	8,337	184,581
Chegg Inc.(a)	12,267	904,568
frontdoor Inc.(a)	9,847	429,034
Graham Holdings Co., Class B	593	253,774
Grand Canyon Education Inc.(a)	4,740	445,750
H&R Block Inc.	20,651	299,439
K12 Inc.(a)	4,290	159,631
Laureate Education Inc., Class A(a)	14,225	178,097
Service Corp. International	21,932	1,001,196
ServiceMaster Global Holdings Inc.(a)	17,620	703,038
Strategic Education Inc.	2,163	221,859
WW International Inc.(a)(b)	7,466	175,302

		6,202,744

Diversified Financial Services — 0.1%
Cannae Holdings Inc.(a)	5,914	223,135
Jefferies Financial Group Inc.	14,070	246,788

		469,923

33	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services — 0.5%
Bandwidth Inc., Class A(a)	2,126	$334,802
Cincinnati Bell Inc.(a)	7,128	107,348
Cogent Communications Holdings Inc.	4,048	272,268
GCI Liberty Inc., Class A(a)	6,768	546,719
Iridium Communications Inc.(a)	12,070	338,081
Liberty Latin America Ltd., Class C, NVS(a)	19,766	188,568
Vonage Holdings Corp.(a)	20,581	235,652

		2,023,438

Electric Utilities — 0.2%
Hawaiian Electric Industries Inc.	19,994	691,992

Electrical Equipment — 1.6%
Acuity Brands Inc.	6,007	656,505
Atkore International Group Inc.(a)	6,247	166,982
Bloom Energy Corp., Class A(a)(b)	11,957	187,247
EnerSys	3,458	248,907
Generac Holdings Inc.(a)	7,826	1,486,784
Hubbell Inc.	6,143	890,244
Plug Power Inc.(a)	38,431	498,834
Regal Beloit Corp.	3,408	336,915
Sunrun Inc.(a)	10,318	583,535
TPI Composites Inc.(a)	5,633	172,989
Vertiv Holdings Co.(a)	20,658	335,279
Vicor Corp.(a)	2,274	197,906
Vivint Solar Inc.(a)	6,875	212,300

		5,974,427

Electronic Equipment, Instruments & Components — 2.9%
Avnet Inc.	14,023	385,773
Badger Meter Inc.	8,472	522,638
Benchmark Electronics Inc.	11,809	231,574
Coherent Inc.(a)	4,196	472,721
CTS Corp.	8,534	178,361
Dolby Laboratories Inc., Class A	11,020	769,747
ePlus Inc.(a)	3,414	261,922
Fabrinet(a)	5,192	362,298
FARO Technologies Inc.(a)	3,060	172,890
Fitbit Inc., Class A(a)(b)	30,920	196,651
Flex Ltd.(a)(b)	60,417	656,129
II-VI Inc.(a)	8,589	382,211
Insight Enterprises Inc.(a)	6,298	376,652
Itron Inc.(a)	7,171	427,176
Jabil Inc.	9,425	321,864
Kimball Electronics Inc.(a)	13,558	182,830
Knowles Corp.(a)	12,156	183,069
Littelfuse Inc.	2,824	510,692
Methode Electronics Inc.	11,837	335,105
MTS Systems Corp.	7,576	184,854
National Instruments Corp.	24,587	882,427
Novanta Inc.(a)	4,506	482,908
OSI Systems Inc.(a)	4,379	344,846
Plexus Corp.(a)	5,460	415,342
Rogers Corp.(a)	2,513	284,748
SYNNEX Corp.	4,837	615,025
Vishay Intertechnology Inc.	15,321	244,983
Vishay Precision Group Inc.(a)	8,089	201,497

		10,586,933

Energy Equipment & Services — 0.5%
Archrock Inc.	30,733	201,609
Cactus Inc., Class A	8,082	178,531

Security	Shares	Value

Energy Equipment & Services (continued)
ChampionX Corp.(a)	23,509	$240,732
Core Laboratories NV(b)	8,876	185,775
Dril-Quip Inc.(a)	5,289	175,225
Helmerich & Payne Inc.	10,006	164,899
Oceaneering International Inc.(a)	31,732	171,035
TechnipFMC PLC	71,600	551,320

		1,869,126

Entertainment — 0.5%
Cinemark Holdings Inc.	17,127	250,911
IMAX Corp.(a)	18,208	279,857
Lions Gate Entertainment Corp., Class A(a)	21,537	209,770
Madison Square Garden Sports Corp.(a)	1,277	209,428
World Wrestling Entertainment Inc., Class A	5,075	223,655
Zynga Inc., Class A(a)	92,149	834,870

		2,008,491

Equity Real Estate Investment Trusts (REITs) — 7.5%
Agree Realty Corp.	6,470	432,972
Alexander & Baldwin Inc.(a)	28,045	339,625
American Assets Trust Inc.	7,218	184,420
American Campus Communities Inc.	26,509	898,655
American Homes 4 Rent, Class A	22,001	630,109
Americold Realty Trust	20,598	789,933
Apartment Investment & Management Co., Class A	11,351	408,977
Apple Hospitality REIT Inc.	19,363	196,922
Armada Hoffler Properties Inc.	20,436	206,404
Brandywine Realty Trust	52,212	581,120
Brixmor Property Group Inc.	41,901	494,432
CareTrust REIT Inc.	10,067	194,998
City Office REIT Inc.	21,745	174,830
Colony Capital Inc.	87,169	236,228
Columbia Property Trust Inc.	22,641	267,164
Community Healthcare Trust Inc.	3,911	182,644
CoreSite Realty Corp.	5,189	635,393
Corporate Office Properties Trust	23,425	577,192
Cousins Properties Inc.	16,498	492,465
CubeSmart	18,771	593,539
CyrusOne Inc.	13,207	1,103,181
DiamondRock Hospitality Co.	43,097	228,414
Douglas Emmett Inc.	32,036	894,445
Easterly Government Properties Inc.	18,817	455,183
Empire State Realty Trust Inc., Class A	29,505	185,882
EPR Properties	7,625	246,364
Essential Properties Realty Trust Inc.	15,895	269,738
First Industrial Realty Trust Inc.	10,293	438,996
Four Corners Property Trust Inc.	14,206	358,701
Franklin Street Properties Corp.	39,900	176,757
Gaming and Leisure Properties Inc.	20,019	727,691
Healthcare Trust of America Inc., Class A	18,412	485,893
Hudson Pacific Properties Inc.	16,472	386,763
Independence Realty Trust Inc.	16,629	194,726
Innovative Industrial Properties Inc.	2,126	261,689
iStar Inc.	14,746	182,555
JBG SMITH Properties	19,129	529,299
Kilroy Realty Corp.	15,173	887,924
Kimco Realty Corp.	50,997	611,454
Lamar Advertising Co., Class A	7,807	540,479
Lexington Realty Trust	15,983	181,727
Life Storage Inc.	4,905	517,134
Macerich Co. (The)(b)	24,309	192,770

S C H E D U L E O F I N V E S T M E N T S	34

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Health Investors Inc.	3,519	$219,058
National Storage Affiliates Trust	5,713	196,013
Office Properties Income Trust	7,574	180,564
Outfront Media Inc.	22,813	386,224
Paramount Group Inc.	26,237	194,154
Park Hotels & Resorts Inc.	30,935	293,573
Pebblebrook Hotel Trust(b)	15,875	200,342
Physicians Realty Trust	17,000	308,550
Piedmont Office Realty Trust Inc., Class A	23,362	357,672
PotlatchDeltic Corp.	6,449	296,912
QTS Realty Trust Inc., Class A	7,264	492,644
Rayonier Inc.	11,569	338,740
Retail Properties of America Inc., Class A	29,382	185,400
Rexford Industrial Realty Inc.	16,589	795,940
RLJ Lodging Trust	21,307	201,138
Ryman Hospitality Properties Inc.	5,510	210,262
Sabra Health Care REIT Inc.	27,350	405,600
Service Properties Trust	23,648	194,150
SITE Centers Corp.	28,153	211,429
SL Green Realty Corp.	10,568	494,160
Spirit Realty Capital Inc.	8,258	293,242
STAG Industrial Inc.	10,912	352,458
STORE Capital Corp.	23,143	625,787
Sunstone Hotel Investors Inc.	28,171	234,664
Taubman Centers Inc.	5,435	208,160
Terreno Realty Corp.	4,055	241,840
Uniti Group Inc.	24,292	238,547
Washington REIT	11,457	251,367
Weingarten Realty Investors	10,387	181,461
Xenia Hotels & Resorts Inc.	21,037	188,912

		27,554,750

Food & Staples Retailing — 1.1%
BJ’s Wholesale Club Holdings Inc.(a)	15,245	677,031
Casey’s General Stores Inc.	3,637	646,841
Grocery Outlet Holding Corp.(a)(b)	7,009	288,280
Performance Food Group Co.(a)	15,506	566,124
PriceSmart Inc.(b)	3,939	258,989
SpartanNash Co.	8,841	176,643
Sprouts Farmers Market Inc.(a)(b)	15,955	372,549
U.S. Foods Holding Corp.(a)	26,243	639,017
United Natural Foods Inc.(a)	9,056	163,461
Weis Markets Inc.	3,605	177,474

		3,966,409

Food Products — 1.4%
B&G Foods Inc.	8,434	262,635
Beyond Meat Inc.(a)(b)	2,765	375,625
Calavo Growers Inc.	2,855	181,207
Darling Ingredients Inc.(a)	21,204	677,892
Flowers Foods Inc.	20,439	499,938
Fresh Del Monte Produce Inc.	7,720	179,027
Freshpet Inc.(a)	5,671	644,225
Hain Celestial Group Inc. (The)(a)	11,746	385,151
Hostess Brands Inc.(a)	16,330	209,677
Lancaster Colony Corp.	1,165	207,044
Pilgrim’s Pride Corp.(a)	11,401	182,416
Post Holdings Inc.(a)	6,253	550,389
Sanderson Farms Inc.	1,769	206,902
Simply Good Foods Co. (The)(a)	11,020	273,847

Security	Shares	Value

Food Products (continued)
TreeHouse Foods Inc.(a)	7,433	$318,207

		5,154,182

Gas Utilities — 1.0%
Chesapeake Utilities Corp.	2,899	237,138
National Fuel Gas Co.	11,821	539,510
New Jersey Resources Corp.	15,678	472,535
Northwest Natural Holding Co.	5,703	291,480
ONE Gas Inc.	10,458	775,147
South Jersey Industries Inc.	19,725	436,909
Southwest Gas Holdings Inc.(a)	8,150	512,391
Spire Inc.	5,596	325,743

		3,590,853

Health Care Equipment & Supplies — 3.5%
AngioDynamics Inc.(a)	19,660	184,116
Antares Pharma Inc.(a)	64,781	183,330
AtriCure Inc.(a)	5,904	264,086
Atrion Corp.	274	173,091
Avanos Medical Inc.(a)	5,717	185,231
Axonics Modulation Technologies Inc.(a)(b)	4,149	175,337
Cantel Medical Corp.	3,720	195,226
Cardiovascular Systems Inc.(a)	5,769	188,473
Cerus Corp.(a)(b)	25,898	164,970
CONMED Corp.	2,467	212,927
CryoPort Inc.(a)	5,396	299,370
Envista Holdings Corp.(a)	17,049	409,005
GenMark Diagnostics Inc.(a)	11,896	154,291
Glaukos Corp.(a)	4,593	219,683
Globus Medical Inc., Class A(a)	8,573	484,546
Haemonetics Corp.(a)	5,910	529,891
Heska Corp.(a)	1,920	198,912
Hill-Rom Holdings Inc.	8,264	775,081
ICU Medical Inc.(a)	1,041	208,450
Inogen Inc.(a)(b)	5,750	173,822
Integer Holdings Corp.(a)	2,763	191,365
iRhythm Technologies Inc.(a)(b)	2,604	573,349
LeMaitre Vascular Inc.	6,074	196,069
LivaNova PLC(a)	4,493	210,722
Merit Medical Systems Inc.(a)	7,397	363,193
Neogen Corp.(a)	4,297	327,431
Nevro Corp.(a)	3,316	456,083
Novocure Ltd.(a)	8,481	701,803
NuVasive Inc.(a)	5,189	270,503
OraSure Technologies Inc.(a)	13,866	162,509
Orthofix Medical Inc.(a)	5,846	177,368
OrthoPediatrics Corp.(a)	3,253	163,951
Penumbra Inc.(a)(b)	3,891	813,803
Quidel Corp.(a)	4,254	748,534
Shockwave Medical Inc.(a)	4,273	271,506
Silk Road Medical Inc.(a)	3,747	228,492
STAAR Surgical Co.(a)	4,422	212,035
Tactile Systems Technology Inc.(a)	4,970	190,997
Tandem Diabetes Care Inc.(a)(b)	6,768	762,889
Vapotherm Inc.(a)	6,077	189,055
Varex Imaging Corp.(a)(b)	15,101	167,470
Wright Medical Group NV(a)	8,002	241,900

		13,000,865

Health Care Providers & Services — 2.9%
1Life Healthcare Inc.(a)	6,094	177,762
Acadia Healthcare Co. Inc.(a)(b)	7,781	240,511

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Addus HomeCare Corp.(a)	2,622	$245,577
Amedisys Inc.(a)	3,969	960,101
AMN Healthcare Services Inc.(a)(b)	7,137	384,256
BioTelemetry Inc.(a)	6,990	276,664
Brookdale Senior Living Inc.(a)	67,252	184,943
Chemed Corp.	1,430	739,467
CorVel Corp.(a)	2,454	203,731
Covetrus Inc.(a)	13,189	302,160
Encompass Health Corp.	12,392	808,454
Ensign Group Inc. (The)	6,217	363,943
Guardant Health Inc.(a)(b)	6,099	582,455
Hanger Inc.(a)	9,328	184,321
HealthEquity Inc.(a)	6,402	367,987
LHC Group Inc.(a)	3,876	807,914
Magellan Health Inc.(a)	2,423	182,840
MEDNAX Inc.(a)	11,716	217,683
National Research Corp.	5,052	282,912
Owens & Minor Inc.	10,592	175,615
Patterson Companies Inc.	17,300	501,873
Pennant Group Inc. (The)(a)	4,448	164,754
PetIQ Inc.(a)	5,937	208,864
Premier Inc., Class A	10,309	337,620
Providence Service Corp. (The)(a)	2,870	265,733
R1 RCM Inc.(a)	23,328	338,256
RadNet Inc.(a)(b)	11,050	159,341
Select Medical Holdings Corp.(a)	18,847	378,259
Tenet Healthcare Corp.(a)	8,474	238,797
Tivity Health Inc.(a)	10,169	166,365
U.S. Physical Therapy Inc.	2,676	237,896

		10,687,054

Health Care Technology — 0.6%
Allscripts Healthcare Solutions Inc.(a)	36,247	323,686
Change Healthcare Inc.(a)	21,598	305,612
HMS Holdings Corp.(a)	9,312	259,712
Inspire Medical Systems Inc.(a)	2,020	241,289
Livongo Health Inc.(a)	4,131	567,186
Omnicell Inc.(a)	3,135	209,042
Vocera Communications Inc.(a)(b)	7,471	209,113

		2,115,640

Hotels, Restaurants & Leisure — 2.8%
Accel Entertainment Inc.(a)	17,425	206,660
Boyd Gaming Corp.	9,316	249,482
Brinker International Inc.	5,483	246,954
Caesars Entertainment Inc.(a)	15,048	689,198
Choice Hotels International Inc.	2,019	200,467
Churchill Downs Inc.	4,400	768,944
Cracker Barrel Old Country Store Inc.	1,576	210,727
Dine Brands Global Inc.	3,784	225,375
Dunkin’ Brands Group Inc.	11,729	892,342
El Pollo Loco Holdings Inc.(a)	11,761	210,169
Everi Holdings Inc.(a)	24,757	192,114
Extended Stay America Inc.	16,320	203,837
Hilton Grand Vacations Inc.(a)	8,832	193,509
Jack in the Box Inc.	3,126	257,551
Marriott Vacations Worldwide Corp.	5,077	480,640
Norwegian Cruise Line Holdings Ltd.(a)(b)	26,923	460,653
Papa John’s International Inc.	2,631	258,601
Penn National Gaming Inc.(a)	14,257	728,533
Planet Fitness Inc., Class A(a)	9,509	578,052

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Scientific Games Corp./DE, Class A(a)	9,201	$190,323
SeaWorld Entertainment Inc.(a)	9,703	197,941
Shake Shack Inc., Class A(a)	4,205	286,991
Six Flags Entertainment Corp.	9,230	200,568
Texas Roadhouse Inc.	5,366	338,004
Wendy’s Co. (The)	23,856	499,545
Wingstop Inc.	3,174	518,632
Wyndham Destinations Inc.	6,543	189,682
Wyndham Hotels & Resorts Inc.	8,477	443,856

		10,119,350

Household Durables — 1.6%
Cavco Industries Inc.(a)	975	186,137
Century Communities Inc.(a)	4,793	171,014
Ethan Allen Interiors Inc.	13,083	186,302
Helen of Troy Ltd.(a)	3,265	675,267
Installed Building Products Inc.(a)	2,092	181,628
iRobot Corp.(a)(b)	4,786	354,308
KB Home	10,214	365,253
La-Z-Boy Inc.	7,067	229,678
Leggett & Platt Inc.	12,157	498,437
LGI Homes Inc.(a)	2,805	313,767
MDC Holdings Inc.	5,116	221,932
Meritage Homes Corp.(a)	4,281	411,104
Skyline Champion Corp.(a)	6,008	171,468
Sonos Inc.(a)	12,853	180,842
Taylor Morrison Home Corp.(a)	14,440	339,773
Tempur Sealy International Inc.(a)	3,795	324,624
Toll Brothers Inc.	9,697	409,407
TopBuild Corp.(a)	3,447	530,149
TRI Pointe Group Inc.(a)	11,819	199,505

		5,950,595

Household Products — 0.2%
Energizer Holdings Inc.	8,028	371,616
Spectrum Brands Holdings Inc.	4,988	297,285
WD-40 Co.	908	185,577

		854,478

Independent Power and Renewable Electricity Producers — 0.5%
Clearway Energy Inc., Class C	20,823	531,195
NextEra Energy Partners LP	11,956	721,186
Ormat Technologies Inc.	6,055	368,568
Sunnova Energy International Inc.(a)	8,260	195,927

		1,816,876

Industrial Conglomerates — 0.4%
Carlisle Companies Inc.	7,503	982,518
Raven Industries Inc.	16,017	398,022

		1,380,540

Insurance — 2.1%
American Equity Investment Life Holding Co.	8,320	198,931
Argo Group International Holdings Ltd.	5,082	188,746
Assured Guaranty Ltd.	8,593	184,320
Axis Capital Holdings Ltd.	8,822	421,339
Brighthouse Financial Inc.(a)	8,606	261,278
CNO Financial Group Inc.	15,770	257,051
Crawford & Co., Class A, NVS	6,619	45,406
eHealth Inc.(a)	2,638	166,511
Enstar Group Ltd.(a)(b)	1,179	211,029
First American Financial Corp.	16,007	841,488
Genworth Financial Inc., Class A(a)	69,748	210,639
Goosehead Insurance Inc., Class A	1,837	188,770

S C H E D U L E O F I N V E S T M E N T S	36

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Hanover Insurance Group Inc. (The)	7,207	$738,645
Horace Mann Educators Corp.	4,687	183,074
Kemper Corp.	6,298	489,103
Kinsale Capital Group Inc.	1,971	408,450
Old Republic International Corp.	11,327	182,478
Palomar Holdings Inc.(a)	1,751	196,725
Primerica Inc.	4,351	543,222
ProAssurance Corp.	9,156	140,270
RLI Corp.	3,459	324,420
Selective Insurance Group Inc.	5,667	338,943
Trupanion Inc.(a)	4,025	252,488
Unum Group	18,518	342,213
White Mountains Insurance Group Ltd.	288	256,723

		7,572,262

Interactive Media & Services — 0.2%
Cargurus Inc.(a)	6,781	165,321
TripAdvisor Inc.	11,075	258,823
Yelp Inc.(a)	8,035	185,769

		609,913

Internet & Direct Marketing Retail — 1.1%
1-800-Flowers.com Inc., Class A(a)	6,031	180,508
Etsy Inc.(a)	13,143	1,573,217
Grubhub Inc.(a)	9,559	691,594
Overstock.com Inc.(a)	4,246	371,525
Quotient Technology Inc.(a)	20,532	178,834
Qurate Retail Inc., Series A(a)	25,996	287,256
Stamps.com Inc.(a)	1,734	432,355
Stitch Fix Inc., Class A(a)(b)	7,319	176,754

		3,892,043

IT Services — 1.9%
Alliance Data Systems Corp.	4,470	201,642
CACI International Inc., Class A(a)	1,659	388,521
Conduent Inc.(a)	49,658	167,844
CSG Systems International Inc.	4,145	176,453
DXC Technology Co.	29,277	584,954
Euronet Worldwide Inc.(a)	4,225	436,781
ExlService Holdings Inc.(a)	4,666	297,178
Fastly Inc., Class A(a)(b)	7,189	667,427
KBR Inc.	12,675	316,748
Limelight Networks Inc.(a)	30,117	170,763
LiveRamp Holdings Inc.(a)	4,931	275,347
MAXIMUS Inc.	4,453	345,330
Perficient Inc.(a)	4,561	195,713
Perspecta Inc.	12,500	259,625
Sabre Corp.	33,173	231,879
Science Applications International Corp.	4,612	384,918
Sykes Enterprises Inc.(a)	11,282	373,491
TTEC Holdings Inc.	4,189	237,474
Verra Mobility Corp.(a)	17,167	181,369
Virtusa Corp.(a)	6,743	266,618
WEX Inc.(a)	5,389	860,677

		7,020,752

Leisure Products — 0.7%
Brunswick Corp./DE	7,187	444,803
Callaway Golf Co.	12,736	265,673
Johnson Outdoors Inc., Class A	2,577	220,875
Malibu Boats Inc., Class A(a)	3,639	188,682
Mattel Inc.(a)	40,443	434,560
Polaris Inc.	4,870	492,065

Security	Shares	Value

Leisure Products (continued)
YETI Holdings Inc.(a)	10,011	$514,365

		2,561,023

Life Sciences Tools & Services — 1.6%
Adaptive Biotechnologies Corp.(a)	8,810	366,584
Bio-Techne Corp.	3,831	978,667
Bruker Corp.	11,908	500,374
Charles River Laboratories International Inc.(a)	3,772	825,880
Luminex Corp.	6,216	165,905
Medpace Holdings Inc.(a)	2,590	336,156
NanoString Technologies Inc.(a)(b)	4,561	184,629
NeoGenomics Inc.(a)	12,681	493,925
PRA Health Sciences Inc.(a)	5,907	631,518
Repligen Corp.(a)	6,011	931,164
Syneos Health Inc.(a)	5,063	319,475

		5,734,277

Machinery — 4.6%
AGCO Corp.	6,585	468,194
Alamo Group Inc.	2,389	264,940
Albany International Corp., Class A	3,534	183,415
Allison Transmission Holdings Inc.	17,811	638,881
Altra Industrial Motion Corp.	6,068	236,955
Astec Industries Inc.	5,359	282,526
Barnes Group Inc.	8,319	329,432
Chart Industries Inc.(a)	4,439	291,731
Colfax Corp.(a)	5,399	179,679
Crane Co.	4,374	247,306
Donaldson Co. Inc.	17,965	904,717
Douglas Dynamics Inc.	4,881	187,382
Enerpac Tool Group Corp.	8,960	186,368
ESCO Technologies Inc.	5,205	468,034
Evoqua Water Technologies Corp.(a)	10,574	216,344
Federal Signal Corp.	9,799	314,744
Flowserve Corp.	16,131	478,768
Franklin Electric Co. Inc.	7,807	463,424
Gates Industrial Corp. PLC(a)	15,789	178,258
Graco Inc.	15,270	885,965
Helios Technologies Inc.	4,399	180,843
Hillenbrand Inc.	7,979	253,014
ITT Inc.	13,025	818,100
John Bean Technologies Corp.	3,001	307,633
Kennametal Inc.	6,557	190,284
Lincoln Electric Holdings Inc.	5,954	575,811
Lindsay Corp.	2,361	235,935
Luxfer Holdings PLC	12,805	182,087
Meritor Inc.(a)(b)	9,008	205,022
Middleby Corp. (The)(a)	5,887	576,337
Navistar International Corp.(a)	6,721	214,938
Oshkosh Corp.	10,946	842,951
Proto Labs Inc.(a)(b)	3,184	468,048
Rexnord Corp.	10,517	304,572
Shyft Group Inc. (The)	9,286	185,441
SPX Corp.(a)	4,214	176,272
SPX FLOW Inc.(a)	4,094	178,007
Tennant Co.	3,831	254,647
Terex Corp.	10,156	198,753
Timken Co. (The)	5,675	307,528
Toro Co. (The)	14,241	1,072,062
Trinity Industries Inc.	9,166	187,628
Wabash National Corp.	14,457	176,520

37	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Watts Water Technologies Inc., Class A	6,350	$608,012
Welbilt Inc.(a)	24,620	181,696
Woodward Inc.	7,637	654,415

		16,943,619

Media — 0.8%
Cardlytics Inc.(a)	2,727	206,843
Gray Television Inc.(a)	11,903	184,734
Hemisphere Media Group Inc.(a)	20,391	181,480
Iheartmedia Inc., Class A(a)	19,899	183,469
John Wiley & Sons Inc., Class A	11,107	351,536
New York Times Co. (The), Class A	17,484	757,582
Nexstar Media Group Inc., Class A	4,604	442,030
Scholastic Corp., NVS	7,692	173,070
Sinclair Broadcast Group Inc., Class A	8,627	179,528
TEGNA Inc.	23,698	296,699

		2,956,971

Metals & Mining — 1.2%
Alcoa Corp.(a)	23,991	350,748
Arconic Corp.(a)	12,810	285,023
Cleveland-Cliffs Inc.(a)	41,785	274,945
Coeur Mining Inc.(a)	26,339	222,828
Commercial Metals Co.	12,837	267,908
Compass Minerals International Inc.	4,844	275,769
Hecla Mining Co.	46,355	279,057
Reliance Steel & Aluminum Co.	9,624	1,009,269
Royal Gold Inc.	8,359	1,139,499
Schnitzer Steel Industries Inc., Class A	18,591	366,986

		4,472,032

Mortgage Real Estate Investment — 0.8%
Apollo Commercial Real Estate Finance Inc.	19,875	177,682
Arbor Realty Trust Inc.	16,438	186,078
Blackstone Mortgage Trust Inc., Class A	13,726	326,267
Chimera Investment Corp.	22,020	195,758
Ellington Financial Inc.	14,552	181,318
Hannon Armstrong Sustainable Infrastructure Capital Inc.	7,648	324,734
KKR Real Estate Finance Trust Inc.	14,974	272,527
New Residential Investment Corp.	39,272	303,965
PennyMac Mortgage Investment Trust	10,518	180,279
Starwood Property Trust Inc.	37,740	588,744
Two Harbors Investment Corp.	32,900	179,305

		2,916,657

Multi-Utilities — 0.4%
Avista Corp.	19,022	701,151
MDU Resources Group Inc.	25,557	603,656
Unitil Corp.	4,534	191,335

		1,496,142

Multiline Retail — 0.4%
Big Lots Inc.	5,256	247,820
Kohl’s Corp.	15,415	329,265
Macy’s Inc.(b)	34,758	242,263
Nordstrom Inc.(b)	16,646	266,336
Ollie’s Bargain Outlet Holdings Inc.(a)	5,039	481,426

		1,567,110

Oil, Gas & Consumable Fuels — 2.2%
Antero Midstream Corp.	36,945	250,118
Antero Resources Corp.(a)(b)	50,109	161,351
Apache Corp.	44,190	654,012
Cimarex Energy Co.	12,912	358,695

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Clean Energy Fuels Corp.(a)	75,882	$200,329
CNX Resources Corp.(a)	23,798	260,826
Continental Resources Inc./OK	10,113	173,741
Delek U.S. Holdings Inc.	11,056	173,911
EnLink Midstream LLC(a)	59,603	178,213
EQT Corp.	30,757	488,114
Equitrans Midstream Corp.	37,711	387,669
HollyFrontier Corp.	10,884	259,801
Kosmos Energy Ltd.	110,635	162,633
Marathon Oil Corp.	104,871	553,719
Matador Resources Co.(a)	18,263	177,699
Murphy Oil Corp.	15,319	210,483
Noble Energy Inc.	57,023	567,379
Ovintiv Inc.	35,396	392,188
Parsley Energy Inc., Class A	40,403	434,332
PDC Energy Inc.(a)	11,634	176,139
Plains GP Holdings LP, Class A(a)	24,162	176,624
Range Resources Corp.	26,441	197,250
Renewable Energy Group Inc.(a)	5,389	180,154
Southwestern Energy Co.(a)	72,990	202,912
Targa Resources Corp.	23,881	406,216
Texas Pacific Land Trust	524	276,001
World Fuel Services Corp.	9,403	248,239
WPX Energy Inc.(a)	40,414	224,702

		8,133,450

Paper & Forest Products — 0.4%
Boise Cascade Co.	12,973	594,164
Domtar Corp.	11,154	318,112
Louisiana-Pacific Corp.	12,880	424,267

		1,336,543

Personal Products — 0.4%
Edgewell Personal Care Co.(a)	6,989	200,654
Herbalife Nutrition Ltd.(a)	10,672	524,529
Medifast Inc.	1,910	310,795
Nu Skin Enterprises Inc., Class A	5,779	273,173
USANA Health Sciences Inc.(a)	2,212	173,443

		1,482,594

Pharmaceuticals — 1.6%
Axsome Therapeutics Inc.(a)	3,472	254,532
Cara Therapeutics Inc.(a)	11,240	174,220
Collegium Pharmaceutical Inc.(a)	9,412	179,393
Corcept Therapeutics Inc.(a)	13,350	169,545
Horizon Therapeutics PLC(a)	20,164	1,514,720
Intersect ENT Inc.(a)	9,256	185,860
Intra-Cellular Therapies Inc.(a)	9,454	172,252
MyoKardia Inc.(a)	5,757	630,046
Nektar Therapeutics(a)	18,668	361,039
Pacira BioSciences Inc.(a)	4,052	253,331
Phibro Animal Health Corp., Class A	9,266	198,848
Prestige Consumer Healthcare Inc.(a)	4,841	176,358
Provention Bio Inc.(a)	12,878	167,929
Reata Pharmaceuticals Inc., Class A(a)	2,951	309,707
Relmada Therapeutics Inc.(a)	4,542	162,059
Revance Therapeutics Inc.(a)	8,180	239,101
Supernus Pharmaceuticals Inc.(a)(b)	7,817	171,896
Theravance Biopharma Inc.(a)	10,624	194,738
Zogenix Inc.(a)	7,640	180,839

		5,696,413

S C H E D U L E O F I N V E S T M E N T S	38

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.3%
ASGN Inc.(a)	5,164	$370,620
CoreLogic Inc.	7,063	468,983
Exponent Inc.	4,436	356,898
FTI Consulting Inc.(a)	4,927	565,423
Heidrick & Struggles International Inc.	8,718	188,570
Huron Consulting Group Inc.(a)	3,839	166,536
ICF International Inc.	4,131	282,189
Insperity Inc.	4,458	300,335
Kelly Services Inc., Class A, NVS	14,007	265,993
Korn Ferry	9,537	290,878
ManpowerGroup Inc.	6,492	475,929
TriNet Group Inc.(a)	6,256	424,407
TrueBlue Inc.(a)	22,093	373,814
Upwork Inc.(a)	12,313	187,527

		4,718,102

Real Estate Management & Development — 0.6%
Cushman & Wakefield PLC(a)(b)	22,203	257,777
Howard Hughes Corp. (The)(a)	6,180	365,300
Kennedy-Wilson Holdings Inc.	21,164	302,433
Marcus & Millichap Inc.(a)	10,809	304,922
Realogy Holdings Corp.	17,374	192,504
Redfin Corp.(a)	8,795	418,378
St. Joe Co. (The)(a)	10,641	246,978
Tejon Ranch Co.(a)	12,271	175,598

		2,263,890

Road & Rail — 0.7%
ArcBest Corp.	5,706	192,977
Avis Budget Group Inc.(a)	8,148	277,928
Landstar System Inc.	6,015	800,536
Ryder System Inc.	9,873	403,806
Saia Inc.(a)	2,309	309,868
Schneider National Inc., Class B	10,503	284,211
Werner Enterprises Inc.	7,485	344,385

		2,613,711

Semiconductors & Semiconductor Equipment — 3.5%
Advanced Energy Industries Inc.(a)	3,661	271,353
Amkor Technology Inc.(a)	14,089	171,815
Brooks Automation Inc.	6,723	347,109
Cabot Microelectronics Corp.	3,805	579,464
Cirrus Logic Inc.(a)	8,389	508,290
Cree Inc.(a)	13,401	845,603
Enphase Energy Inc.(a)	10,002	772,455
Entegris Inc.	15,006	1,003,751
First Solar Inc.(a)	10,860	831,767
FormFactor Inc.(a)	6,341	165,690
Ichor Holdings Ltd.(a)	6,985	175,743
Inphi Corp.(a)	4,591	523,282
Kulicke & Soffa Industries Inc.	13,280	318,454
Lattice Semiconductor Corp.(a)	13,838	395,767
MaxLinear Inc.(a)	7,054	171,765
MKS Instruments Inc.	4,274	510,871
Monolithic Power Systems Inc.	4,095	1,093,897
Onto Innovation Inc.(a)	8,518	266,102
Power Integrations Inc.	7,625	426,771
Rambus Inc.(a)	16,461	221,071
Semtech Corp.(a)	6,840	401,166
Silicon Laboratories Inc.(a)	5,814	595,412
SolarEdge Technologies Inc.(a)	5,080	1,123,442
Synaptics Inc.(a)	3,585	305,908

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Ultra Clean Holdings Inc.(a)	6,774	$166,099
Universal Display Corp.	4,603	807,827

		13,000,874

Software — 7.5%
2U Inc.(a)(b)	7,371	305,086
8x8 Inc.(a)	11,226	189,495
ACI Worldwide Inc.(a)	21,144	621,211
Alarm.com Holdings Inc.(a)	3,152	188,710
Altair Engineering Inc., Class A(a)	4,467	187,703
Alteryx Inc., Class A(a)(b)	5,462	659,974
Anaplan Inc.(a)	11,795	722,444
Appfolio Inc., Class A(a)	1,111	186,681
Appian Corp.(a)(b)	3,511	215,014
Aspen Technology Inc.(a)	7,885	1,001,632
Avaya Holdings Corp.(a)	13,245	205,562
Benefitfocus Inc.(a)	16,349	169,049
Bill.Com Holdings Inc.(a)	5,508	545,182
Blackbaud Inc.	7,203	459,912
Blackline Inc.(a)	7,327	640,160
Bottomline Technologies DE Inc.(a)	5,456	259,869
Box Inc., Class A(a)	14,376	282,201
Cerence Inc.(a)	4,337	230,728
Ceridian HCM Holding Inc.(a)	12,002	954,399
Cloudera Inc.(a)	20,085	265,323
CommVault Systems Inc.(a)	4,338	187,532
Cornerstone OnDemand Inc.(a)	4,966	175,151
Digital Turbine Inc.(a)	6,518	157,670
Elastic NV(a)	5,723	621,403
Envestnet Inc.(a)	6,722	557,859
Everbridge Inc.(a)	3,662	544,210
FireEye Inc.(a)(b)	20,471	300,514
Five9 Inc.(a)	7,207	918,460
HubSpot Inc.(a)	5,077	1,521,475
LivePerson Inc.(a)	6,631	395,605
LogMeIn Inc.	6,427	552,979
Manhattan Associates Inc.(a)	7,062	686,780
Medallia Inc.(a)(b)	7,877	285,069
Mimecast Ltd.(a)	8,324	409,874
MobileIron Inc.(a)	30,286	197,768
Model N Inc.(a)	5,394	212,092
New Relic Inc.(a)	7,082	435,047
Nuance Communications Inc.(a)(b)	30,956	927,442
Nutanix Inc., Class A(a)	21,645	621,428
Paylocity Holding Corp.(a)	4,889	719,905
Pegasystems Inc.	2,265	290,985
Pluralsight Inc., Class A(a)	8,571	164,049
Progress Software Corp.	8,402	318,352
Proofpoint Inc.(a)	5,366	588,489
PROS Holdings Inc.(a)	5,920	230,880
Q2 Holdings Inc.(a)(b)	3,382	329,035
Qualys Inc.(a)	4,157	441,224
Rapid7 Inc.(a)	6,953	448,955
RealPage Inc.(a)	6,412	401,519
SailPoint Technologies Holding Inc.(a)	8,880	348,362
Smartsheet Inc., Class A(a)	12,830	699,620
Sprout Social Inc., Class A(a)	5,647	218,821
SPS Commerce Inc.(a)	5,014	400,518
SVMK Inc.(a)	13,435	334,397
Tenable Holdings Inc.(a)	5,313	199,981
Teradata Corp.(a)(b)	26,600	647,710

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Varonis Systems Inc.(a)	2,744	$338,966
Verint Systems Inc.(a)	4,021	191,239
Workiva Inc.(a)	5,825	343,675
Yext Inc.(a)	11,579	229,959
Zendesk Inc.(a)	13,666	1,317,129
Zuora Inc., Class A(a)	15,521	210,930

		27,413,393

Specialty Retail — 3.1%
Aaron’s Inc.	8,469	473,332
American Eagle Outfitters Inc.	27,436	345,968
Asbury Automotive Group Inc.(a)	2,245	237,498
AutoNation Inc.(a)	6,232	354,351
Bed Bath & Beyond Inc.	14,820	180,508
Carvana Co.(a)(b)	6,553	1,415,186
Five Below Inc.(a)	6,213	680,013
Floor & Decor Holdings Inc., Class A(a)	7,889	577,790
Foot Locker Inc.	13,684	415,036
Gap Inc. (The)	35,124	610,806
Group 1 Automotive Inc.	2,199	190,082
Haverty Furniture Companies Inc.	8,606	181,759
Hibbett Sports Inc.(a)	7,049	235,225
L Brands Inc.	24,195	711,333
Lithia Motors Inc., Class A	2,561	637,587
MarineMax Inc.(a)	6,761	198,841
Monro Inc.	4,700	216,623
Murphy USA Inc.(a)	4,016	541,598
National Vision Holdings Inc.(a)	9,418	353,834
ODP Corp. (The)	8,728	204,061
Rent-A-Center Inc./TX	8,315	255,270
RH(a)	1,618	534,830
Sally Beauty Holdings Inc.(a)	14,667	163,684
Sleep Number Corp.(a)	4,353	208,944
Urban Outfitters Inc.(a)	9,274	218,310
Williams-Sonoma Inc.	9,717	852,764
Zumiez Inc.(a)	7,827	200,997

		11,196,230

Technology Hardware, Storage & Peripherals — 0.3%
NCR Corp.(a)	14,735	301,183
Pure Storage Inc., Class A(a)	21,872	333,767
Xerox Holdings Corp.	23,945	451,603

		1,086,553

Textiles, Apparel & Luxury Goods — 1.5%
Capri Holdings Ltd.(a)	11,549	182,936
Carter’s Inc.	6,207	494,201
Columbia Sportswear Co.	5,861	501,526
Crocs Inc.(a)	8,781	350,450
Deckers Outdoor Corp.(a)	3,894	793,870
Hanesbrands Inc.	43,556	665,971
Kontoor Brands Inc.(a)	8,383	185,264
Levi Strauss & Co., Class A	19,511	240,376
Oxford Industries Inc.	4,029	199,556
PVH Corp.	10,046	560,165
Skechers U.S.A. Inc., Class A(a)	6,290	187,756
Steven Madden Ltd.	8,943	189,234
Tapestry Inc.	27,646	407,226
Under Armour Inc., Class A(a)	19,754	193,787
Under Armour Inc., Class C, NVS(a)	21,792	192,859
Wolverine World Wide Inc.	13,863	346,298

		5,691,475

Security	Shares	Value

Thrifts & Mortgage Finance — 1.1%
Columbia Financial Inc.(a)	19,257	$205,472
Essent Group Ltd.	7,144	255,041
Federal Agricultural Mortgage Corp., Class C, NVS	3,627	247,180
HomeStreet Inc.	7,907	216,414
Meta Financial Group Inc.	9,468	182,543
MGIC Investment Corp.	49,404	453,035
Mr Cooper Group Inc.(a)	13,560	248,487
New York Community Bancorp. Inc.	60,334	546,023
PennyMac Financial Services Inc.	8,675	457,346
Premier Financial Corp.	10,145	185,400
Provident Financial Services Inc.	13,435	177,073
Radian Group Inc.	13,897	214,570
TFS Financial Corp.	19,317	298,447
Washington Federal Inc.	10,011	234,758
WSFS Financial Corp.	6,279	183,975

		4,105,764

Trading Companies & Distributors — 1.1%
Air Lease Corp.	10,246	318,446
Applied Industrial Technologies Inc.	2,987	179,847
Beacon Roofing Supply Inc.(a)	7,975	270,273
GATX Corp.	4,978	332,929
GMS Inc.(a)	7,193	190,542
Herc Holdings Inc.(a)	4,484	183,620
MSC Industrial Direct Co. Inc., Class A	2,802	184,652
Rush Enterprises Inc., Class A	3,674	177,528
SiteOne Landscape Supply Inc.(a)(b)	5,438	680,022
Triton International Ltd.	10,166	366,586
Univar Solutions Inc.(a)	10,165	184,901
Watsco Inc.	2,568	629,134
WESCO International Inc.(a)	7,667	359,199

		4,057,679

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	10,725	300,515

Water Utilities — 0.2%
American States Water Co.	5,709	434,341
California Water Service Group	5,109	231,642
SJW Group	3,294	205,974

		871,957

Wireless Telecommunication Services — 0.2%
Boingo Wireless Inc.(a)	13,467	174,936
Shenandoah Telecommunications Co.	6,183	341,920
Telephone and Data Systems Inc.	7,592	175,603

		692,459

Total Common Stocks — 99.7% (Cost: $328,965,343)		365,468,253

Short-Term Investments

Money Market Funds — 3.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	13,835,851	13,849,687

S C H E D U L E O F I N V E S T M E N T S	40

Schedule of Investments (continued) August 31, 2020	iShares® ESG Aware MSCI USA Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	360,000	$360,000

		14,209,687

Total Short-Term Investments — 3.9% (Cost: $14,201,758)		14,209,687

Total Investments in Securities — 103.6% (Cost: $343,167,101)		379,677,940

Other Assets, Less Liabilities — (3.6)%		(13,338,894)

Net Assets — 100.0%		$366,339,046

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,244,286	$10,602,323	(a)	$—	$(4,562)	$7,640	$13,849,687	13,835,851	$67,731	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	66,000	294,000	(a)	—	—	—	360,000	360,000	2,109		—
PennyMac Financial Services Inc.(c)	—	373,126		—	—	—	N/A	N/A	1,225		—
PennyMac Mortgage Investment Trust(c)	—	219,671		(103,131)	928	—	N/A	N/A	5,590		—

					$(3,634)	$7,640	$14,209,687		$76,655		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$364,912,197	$552,979	$3,077	$365,468,253
Money Market Funds	14,209,687	—	—	14,209,687

	$379,121,884	$552,979	$3,077	$379,677,940

See notes to financial statements.

41	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.2%
Globant SA(a)	8,798	$1,562,349

Brazil — 3.4%
Atacadao SA	91,200	325,008
B2W Cia. Digital(a)	52,900	1,080,873
B3 SA – Brasil, Bolsa, Balcao	489,600	5,247,722
Banco do Brasil SA	204,500	1,217,106
Banco Santander Brasil SA	96,600	497,976
Cia Brasileira de Distribuicao	37,200	430,663
Cielo SA	298,800	248,369
Cosan SA	39,300	596,388
Energisa SA	43,300	342,949
Engie Brasil Energia SA	46,900	364,452
Klabin SA	165,100	773,450
Localiza Rent a Car SA	144,090	1,266,786
Lojas Renner SA	190,000	1,505,550
Natura & Co. Holding SA	178,041	1,601,295
Notre Dame Intermedica Participacoes SA	115,329	1,557,790
TIM Participacoes SA	201,300	525,459
Ultrapar Participacoes SA	173,200	613,757
Via Varejo SA(a)	303,200	1,133,014
WEG SA	200,053	2,356,482

		21,685,089

Chile — 0.6%
Aguas Andinas SA, Class A	589,868	177,210
Colbun SA	1,859,959	287,782
Empresa Nacional de Telecomunicaciones SA	38,595	234,206
Empresas CMPC SA	266,067	554,042
Empresas COPEC SA	92,816	682,265
Enel Americas SA	8,135,274	1,173,451
Enel Chile SA	5,320,235	410,214
Falabella SA	176,418	557,299

		4,076,469

China — 30.4%
360 Security Technology Inc., Class A	63,800	174,005
3SBio Inc.(a)(b)	302,500	355,187
51job Inc., ADR(a)	6,312	413,688
AAC Technologies Holdings Inc.	173,000	1,091,553
Air China Ltd., Class A	75,500	79,919
Air China Ltd., Class H	442,000	304,546
Aisino Corp., Class A	22,100	58,112
Alibaba Group Holding Ltd., ADR(a)	123,702	35,506,186
Alibaba Health Information Technology Ltd.(a)	770,000	1,859,887
A-Living Services Co. Ltd., Class H(b)	104,000	536,764
Angel Yeast Co. Ltd., Class A	11,300	114,664
BAIC BluePark New Energy Technology Co. Ltd., Class A(a)	37,700	35,503
BAIC Motor Corp. Ltd., Class H(b)	399,000	191,001
Bank of Shanghai Co. Ltd., Class A	213,300	262,220
Baoshan Iron & Steel Co. Ltd., Class A	263,100	189,763
BBMG Corp., Class A	124,500	59,986
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	24,900	217,911
Beijing Originwater Technology Co. Ltd., Class A	57,800	82,111
Beijing Shiji Information Technology Co. Ltd., Class A	12,500	60,044
BEST Inc., ADR(a)	48,995	195,980
BOC Aviation Ltd.(b)	49,800	370,441
Bohai Leasing Co. Ltd., Class A(a)	58,100	24,430

Security	Shares	Value

China (continued)
BYD Co. Ltd., Class A	26,700	$331,355
BYD Co. Ltd., Class H	151,500	1,505,197
BYD Electronic International Co. Ltd.	159,000	673,942
China CITIC Bank Corp. Ltd., Class H	2,166,000	905,510
China Conch Venture Holdings Ltd.	387,000	1,677,800
China Construction Bank Corp., Class A	122,200	110,618
China Construction Bank Corp., Class H	22,871,000	16,201,208
China Eastern Airlines Corp. Ltd., Class A	149,400	110,155
China Eastern Airlines Corp. Ltd., Class H	418,000	172,590
China Everbright Bank Co. Ltd., Class H	747,000	267,951
China Everbright International Ltd.	895,000	540,454
China Gas Holdings Ltd.	613,400	1,681,871
China Jushi Co. Ltd., Class A	49,800	107,974
China Lesso Group Holdings Ltd.	257,000	479,503
China Literature Ltd.(a)(b)	71,400	443,593
China Longyuan Power Group Corp. Ltd., Class H	781,000	492,776
China Medical System Holdings Ltd.	334,000	377,089
China Mengniu Dairy Co. Ltd.(a)	656,000	3,224,918
China Merchants Bank Co. Ltd., Class H	927,000	4,425,592
China Merchants Property Operation & Service Co. Ltd., Class A	14,300	65,141
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	100,600	245,289
China Minsheng Banking Corp. Ltd., Class H	1,391,500	847,452
China Molybdenum Co. Ltd., Class A	261,900	163,660
China Molybdenum Co. Ltd., Class H	798,000	324,342
China National Accord Medicines Corp. Ltd., Class A	4,000	31,677
China National Medicines Corp. Ltd., Class A	10,200	66,762
China National Software & Service Co. Ltd., Class A	7,000	101,017
China Overseas Land & Investment Ltd.	911,500	2,640,359
China Overseas Property Holdings Ltd.	305,000	275,085
China Resources Gas Group Ltd.	220,000	1,033,270
China Resources Pharmaceutical Group Ltd.(b)	373,500	211,566
China Shenhua Energy Co. Ltd., Class H	808,500	1,349,908
China TransInfo Technology Co. Ltd., Class A	20,600	73,568
China Vanke Co. Ltd., Class A	144,000	573,338
China Vanke Co. Ltd., Class H	403,700	1,255,352
CITIC Ltd.	1,385,000	1,263,453
Contemporary Amperex Technology Co. Ltd., Class A	32,700	985,180
Country Garden Services Holdings Co. Ltd.	328,000	2,287,491
CSPC Pharmaceutical Group Ltd.	1,329,600	2,954,228
Dali Foods Group Co. Ltd.(b)	498,000	305,220
ENN Energy Holdings Ltd.	187,500	2,080,605
Eve Energy Co. Ltd., Class A	26,232	187,707
Fosun International Ltd.	609,500	678,695
Geely Automobile Holdings Ltd.	1,391,000	2,939,889
GEM Co. Ltd., Class A	54,800	43,365
Genscript Biotech Corp.(a)	246,000	475,485
Glodon Co. Ltd., Class A	9,000	91,562
GoerTek Inc., Class A	46,000	275,967
Greenland Holdings Corp. Ltd., Class A	124,500	139,057
Greentown Service Group Co. Ltd.	344,000	462,505
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	18,900	89,710
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	6,400	100,619
Guangzhou R&F Properties Co. Ltd., Class H	290,000	368,948
Guoxuan High-Tech Co. Ltd., Class A(a)	16,200	59,936
Hangzhou Robam Appliances Co. Ltd., Class A	16,200	92,245
Huadong Medicine Co. Ltd., Class A	24,900	101,648
Huaxia Bank Co. Ltd., Class A	177,600	166,731

S C H E D U L E O F I N V E S T M E N T S	42

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hutchison China MediTech Ltd., ADR(a)	16,408	$545,074
Industrial Bank Co. Ltd., Class A	290,000	684,231
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	85,400	522,937
Jiangsu Expressway Co. Ltd., Class H	294,000	294,374
Jinke Properties Group Co. Ltd., Class A	74,700	111,464
Kingdee International Software Group Co. Ltd.(a)	557,000	1,420,143
KWG Group Holdings Ltd.	297,000	564,864
Lee & Man Paper Manufacturing Ltd.	316,000	189,189
Legend Holdings Corp., Class H(b)	139,200	205,114
Lenovo Group Ltd.	1,726,000	1,153,614
Logan Group Co. Ltd.	315,000	586,905
Meituan Dianping, Class B(a)	847,400	27,947,258
NARI Technology Co. Ltd., Class A	72,600	237,437
NIO Inc., ADR(a)(c)	215,636	4,103,553
Oceanwide Holdings Co. Ltd., Class A	47,200	28,392
Offshore Oil Engineering Co. Ltd., Class A	74,700	53,660
Ovctek China Inc., Class A	8,600	82,005
Ping An Healthcare and Technology Co. Ltd.(a)(b)	88,700	1,293,278
Poly Developments and Holdings Group Co. Ltd., Class A .	171,300	402,667
Poly Property Services Co. Ltd.	27,000	236,376
Sangfor Technologies Inc., Class A	3,900	125,260
Shanghai Industrial Holdings Ltd.	103,000	154,696
Shanghai International Airport Co. Ltd., Class A	13,200	147,242
Shanghai M&G Stationery Inc., Class A	12,000	121,767
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	30,900	100,155
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	185,100	330,069
Shenzhen Expressway Co. Ltd., Class H	160,000	144,926
Shenzhen Inovance Technology Co. Ltd., Class A	24,900	202,860
Shenzhen Investment Ltd.	776,000	263,334
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	14,400	719,984
Siasun Robot & Automation Co. Ltd., Class A(a)	18,600	42,989
Sino Biopharmaceutical Ltd.	2,471,500	2,854,129
Sino-Ocean Group Holding Ltd.	747,000	172,530
Sinopharm Group Co. Ltd., Class H	320,000	787,804
Sinotrans Ltd., Class A	49,900	26,665
Sinotruk Hong Kong Ltd.	165,500	430,292
SOHO China Ltd.(a)	508,500	156,812
Sun Art Retail Group Ltd.	572,000	745,431
Suning.com Co. Ltd., Class A	131,500	189,115
TCL Technology Group Corp., Class A	209,000	216,044
Tencent Holdings Ltd.	493,500	33,780,217
Topchoice Medical Corp., Class A(a)	4,300	142,068
Transfar Zhilian Co. Ltd., Class A	62,400	55,028
TravelSky Technology Ltd., Class H	225,000	467,991
Unisplendour Corp. Ltd., Class A	40,600	194,430
Vinda International Holdings Ltd.	83,000	283,801
Vipshop Holdings Ltd., ADR(a)	104,498	1,725,262
Wanda Film Holding Co. Ltd., Class A(a)	28,500	77,105
Wangsu Science & Technology Co. Ltd., Class A	34,600	46,274
Weifu High-Technology Group Co. Ltd., Class A	9,800	35,656
Westone Information Industry Inc., Class A	11,400	36,551
Wharf Holdings Ltd. (The)	359,000	700,384
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	30,000	199,689
WuXi AppTec Co. Ltd., Class A	29,660	475,961
WuXi AppTec Co. Ltd., Class H(b)	65,400	968,745
Wuxi Biologics Cayman Inc.(a)(b)	242,000	6,288,756
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	12,300	80,705

Security	Shares	Value

China (continued)
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	49,800	$79,399
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	180,400	155,257
Yunnan Baiyao Group Co. Ltd., Class A	18,000	304,093
Yuzhou Group Holdings Co. Ltd.	439,000	205,051
Zhejiang Expressway Co. Ltd., Class H	348,000	234,839
Zhejiang Huayou Cobalt Co. Ltd., Class A(a)	15,600	91,471
Zhejiang Weixing New Building Materials Co. Ltd., Class A	21,000	43,845
Zhengzhou Yutong Bus Co. Ltd., Class A	36,300	75,312
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A(a)	94,400	117,429
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(a)	321,000	321,408

		197,103,395

Colombia — 0.1%
Bancolombia SA	57,500	398,669

Czech Republic — 0.2%
CEZ AS	38,757	799,983
Komercni Banka AS(a)	17,679	426,468
Moneta Money Bank AS(b)	121,807	307,693

		1,534,144

Egypt — 0.2%
Commercial International Bank Egypt SAE	334,852	1,427,505
EISewedy Electric Co.	129,142	61,189

		1,488,694

Greece — 0.2%
Hellenic Telecommunications Organization SA	56,275	922,039

Hungary — 0.4%
MOL Hungarian Oil & Gas PLC(a)	98,379	555,612
OTP Bank Nyrt(a)	53,347	1,804,839

		2,360,451

India — 12.3%
Ambuja Cements Ltd.	163,761	468,429
Asian Paints Ltd.	68,258	1,761,081
Axis Bank Ltd.(a)	540,372	3,646,772
Berger Paints India Ltd.	54,821	400,465
Bharat Petroleum Corp. Ltd.	155,030	858,897
Bharti Airtel Ltd.	299,696	2,089,108
Bosch Ltd.	1,281	223,003
Britannia Industries Ltd.	13,382	677,404
Colgate-Palmolive India Ltd.	16,143	298,977
Dabur India Ltd.	124,758	804,404
Divi’s Laboratories Ltd.	18,988	805,566
DLF Ltd.	144,641	311,163
Eicher Motors Ltd.	31,980	908,904
Grasim Industries Ltd.	68,467	627,721
Havells India Ltd.	58,709	490,960
HCL Technologies Ltd.	258,871	2,442,143
Hero MotoCorp Ltd.	23,442	957,346
Hindalco Industries Ltd.	276,760	696,529
Hindustan Petroleum Corp. Ltd.	141,600	387,725
Hindustan Unilever Ltd.	195,526	5,624,386
Housing Development Finance Corp. Ltd.	390,890	9,731,957
Infosys Ltd.	810,032	10,219,009
Lupin Ltd.	52,923	666,898
Mahindra & Mahindra Ltd.	177,686	1,465,036

43	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Marico Ltd.	109,432	$548,442
Nestle India Ltd.	5,516	1,195,228
Pidilite Industries Ltd.	29,100	554,583
Piramal Enterprises Ltd.	21,718	403,424
Reliance Industries Ltd.	678,056	19,166,948
Shree Cement Ltd.	2,068	569,850
Siemens Ltd.	17,280	272,285
Tata Consultancy Services Ltd.	214,072	6,564,739
Tech Mahindra Ltd.	110,669	1,114,095
Titan Co. Ltd.	73,920	1,105,172
UPL Ltd.	118,843	816,882
Wipro Ltd.	272,493	1,004,345

		79,879,876

Indonesia — 2.5%
Astra International Tbk PT	4,817,400	1,687,124
Bank Central Asia Tbk PT	2,349,400	5,061,797
Bank Mandiri Persero Tbk PT	4,413,300	1,803,202
Bank Negara Indonesia Persero Tbk PT	1,729,700	605,766
Bank Rakyat Indonesia Persero Tbk PT	13,191,500	3,179,548
Barito Pacific Tbk PT(a)	6,370,200	367,448
Indah Kiat Pulp & Paper Corp. Tbk PT	655,100	418,364
Indofood Sukses Makmur Tbk PT	1,068,600	559,525
Kalbe Farma Tbk PT	5,078,100	550,963
Perusahaan Gas Negara Tbk PT	2,705,000	233,118
Unilever Indonesia Tbk PT	1,821,100	1,028,570
United Tractors Tbk PT	401,600	634,287
XL Axiata Tbk PT	853,100	142,940

		16,272,652

Malaysia — 3.1%
AMMB Holdings Bhd	398,400	279,277
Axiata Group Bhd	669,400	483,710
CIMB Group Holdings Bhd	1,527,700	1,210,277
Dialog Group Bhd	922,500	795,049
DiGi.Com Bhd	732,300	694,415
Fraser & Neave Holdings Bhd	36,500	268,306
HAP Seng Consolidated Bhd	149,400	258,236
Hartalega Holdings Bhd	406,400	1,611,746
IHH Healthcare Bhd	528,000	679,409
Kuala Lumpur Kepong Bhd	98,700	536,920
Malayan Banking Bhd	940,000	1,654,111
Malaysia Airports Holdings Bhd	248,263	303,959
Maxis Bhd	575,700	691,033
MISC Bhd	321,900	588,083
Nestle Malaysia Bhd	16,600	554,728
Petronas Dagangan Bhd	70,000	346,177
PPB Group Bhd	149,600	646,453
Press Metal Aluminium Holdings Bhd	342,400	428,257
Public Bank Bhd	689,000	2,715,972
RHB Bank Bhd	398,400	438,044
Sime Darby Bhd	647,400	340,369
Telekom Malaysia Bhd(c)	286,700	285,633
Tenaga Nasional Bhd	534,900	1,394,554
Top Glove Corp. Bhd	371,700	2,345,043
Westports Holdings Bhd	211,600	185,414
YTL Corp. Bhd(a)	810,900	130,429

		19,865,604

Mexico — 1.4%
Alfa SAB de CV, Class A	694,200	446,285
Arca Continental SAB de CV	107,300	489,434

Security	Shares	Value

Mexico (continued)
Cemex SAB de CV, CPO, NVS	3,602,076	$1,155,377
Coca-Cola Femsa SAB de CV	123,500	518,016
Fomento Economico Mexicano SAB de CV	460,300	2,678,599
Gruma SAB de CV, Class B	52,290	618,348
Grupo Aeroportuario del Sureste SAB de CV, Class B(a)	49,720	563,354
Grupo Bimbo SAB de CV, Series A	382,000	705,494
Industrias Penoles SAB de CV	33,525	559,184
Infraestructura Energetica Nova SAB de CV	126,700	371,023
Kimberly-Clark de Mexico SAB de CV, Class A	367,400	590,230

		8,695,344

Philippines — 1.0%
Aboitiz Equity Ventures Inc.	473,100	468,368
Aboitiz Power Corp.	349,600	192,159
Ayala Corp.	66,860	1,011,484
Bank of the Philippine Islands	206,670	285,591
BDO Unibank Inc.	457,870	812,144
JG Summit Holdings Inc.	676,570	897,256
Manila Electric Co.	54,310	301,318
Metropolitan Bank & Trust Co.	435,440	300,861
SM Investments Corp.	56,985	999,015
SM Prime Holdings Inc.	2,390,200	1,439,494

		6,707,690

Poland — 1.3%
Bank Polska Kasa Opieki SA(a)	42,943	612,209
CD Projekt SA(a)	15,943	1,905,659
Cyfrowy Polsat SA(a)	64,487	505,553
Grupa Lotos SA	21,906	241,599
KGHM Polska Miedz SA(a)	33,157	1,236,874
mBank SA(a)	3,752	192,379
Orange Polska SA(a)	162,889	320,801
Polski Koncern Naftowy ORLEN SA	71,290	984,074
Powszechna Kasa Oszczednosci Bank Polski SA(a)	209,235	1,230,240
Powszechny Zaklad Ubezpieczen SA(a)	144,222	1,068,136
Santander Bank Polska SA(a)	8,715	359,903

		8,657,427

Qatar — 1.0%
Commercial Bank PSQC (The)	482,662	545,944
Ooredoo QPSC	188,557	338,915
Qatar Fuel QSC	115,806	580,212
Qatar National Bank QPSC	1,075,280	5,270,263

		6,735,334

Russia — 2.9%
Gazprom PJSC	2,814,050	6,865,811
Inter RAO UES PJSC	8,778,000	616,244
LUKOIL PJSC	98,982	6,641,504
Novolipetsk Steel PJSC	290,080	604,122
PhosAgro PJSC, GDR, Registered Shares(d)	31,266	372,691
Polymetal International PLC	55,307	1,476,931
Polyus PJSC	8,045	1,954,157

		18,531,460

Saudi Arabia — 1.7%
Almarai Co. JSC	60,541	866,843
Banque Saudi Fransi	140,404	1,196,099
Samba Financial Group	231,126	1,697,802
Saudi Arabian Mining Co.(a)	103,036	1,082,435
Saudi Basic Industries Corp.	213,938	5,019,809
Savola Group (The)	60,647	785,891

		10,648,879

S C H E D U L E O F I N V E S T M E N T S	44

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

South Africa — 7.1%
Absa Group Ltd.	171,453	$781,804
Anglo American Platinum Ltd.	12,881	961,191
Aspen Pharmacare Holdings Ltd.(a)	92,561	742,346
Bid Corp. Ltd.	79,821	1,318,834
Bidvest Group Ltd. (The)	69,239	556,282
Capitec Bank Holdings Ltd.	5,553	273,696
Clicks Group Ltd.	60,081	815,679
Exxaro Resources Ltd.	59,169	479,115
FirstRand Ltd.	1,144,311	2,556,610
Gold Fields Ltd.	209,924	2,714,561
Growthpoint Properties Ltd.	700,049	504,544
Impala Platinum Holdings Ltd.	188,925	1,743,803
Kumba Iron Ore Ltd.	14,839	465,108
Life Healthcare Group Holdings Ltd.	317,322	309,806
Momentum Metropolitan Holdings	244,999	219,239
Mr. Price Group Ltd.	61,642	421,638
MTN Group Ltd.	402,219	1,449,923
MultiChoice Group Ltd.(a)	105,631	604,122
Naspers Ltd., Class N	103,600	18,912,943
Nedbank Group Ltd.	86,700	491,247
NEPI Rockcastle PLC	89,773	420,164
Northam Platinum Ltd.(a)	85,477	807,532
Old Mutual Ltd.	1,127,612	744,808
Pick n Pay Stores Ltd.	3,702	9,119
Remgro Ltd.	126,299	655,454
Sanlam Ltd.	431,370	1,399,939
Sasol Ltd.(a)	134,311	1,098,589
Shoprite Holdings Ltd.	117,330	765,290
SPAR Group Ltd. (The)	46,346	442,252
Standard Bank Group Ltd.	308,573	1,923,248
Vodacom Group Ltd.	153,278	1,156,919
Woolworths Holdings Ltd.	234,710	440,430

		46,186,235

South Korea — 7.8%
Amorepacific Corp.	7,637	1,080,071
AMOREPACIFIC Group	6,751	289,840
BGF retail Co. Ltd.	1,727	185,363
BNK Financial Group Inc.	66,732	285,376
CJ CheilJedang Corp.	1,992	682,502
CJ Corp.	3,735	254,681
Doosan Bobcat Inc.	12,470	276,085
GS Engineering & Construction Corp.	14,193	295,115
GS Holdings Corp.	12,182	333,290
Hana Financial Group Inc.	71,261	1,691,691
Hankook Tire & Technology Co. Ltd.	17,679	439,036
Hanwha Solutions Corp.	24,697	830,579
Hyundai Heavy Industries Holdings Co. Ltd.	2,360	448,994
Hyundai Marine & Fire Insurance Co. Ltd.	15,238	283,492
KB Financial Group Inc.	93,824	2,910,526
Korea Gas Corp.	6,738	133,864
LG Chem Ltd.	10,879	6,777,052
LG Corp.	22,692	1,579,787
LG Display Co. Ltd.(a)	54,642	671,583
LG Electronics Inc.	25,226	1,788,054
LG Household & Health Care Ltd.	2,230	2,765,207
LG Innotek Co. Ltd.	3,366	410,868
Lotte Chemical Corp.	4,073	649,746
Lotte Corp.	6,096	153,952
NAVER Corp.	29,287	7,951,054
Samsung Card Co. Ltd.	6,566	158,913

Security	Shares	Value

South Korea (continued)
Samsung Electro-Mechanics Co. Ltd.	13,180	$1,381,354
Samsung Fire & Marine Insurance Co. Ltd.	7,325	1,153,106
Samsung SDI Co. Ltd.	13,077	4,981,347
Shinhan Financial Group Co. Ltd.	109,369	2,729,852
SK Holdings Co. Ltd.	8,412	1,515,420
SK Innovation Co. Ltd.	13,244	1,616,618
SK Telecom Co. Ltd.	9,354	1,952,851
S-Oil Corp.	10,712	509,494
Woori Financial Group Inc.	127,261	906,329
Yuhan Corp.	11,260	635,087

		50,708,179

Taiwan — 14.7%
Accton Technology Corp.	118,000	941,056
Acer Inc.(a)	701,000	557,857
Advantech Co. Ltd.	91,288	944,257
ASE Technology Holding Co. Ltd.	779,000	1,624,825
AU Optronics Corp.(a)	2,075,000	739,013
Catcher Technology Co. Ltd.	168,000	1,147,999
Cathay Financial Holding Co. Ltd.	1,874,000	2,545,163
Chailease Holding Co. Ltd.	292,240	1,289,814
Cheng Shin Rubber Industry Co. Ltd.	434,000	532,488
Chicony Electronics Co. Ltd.	140,000	422,269
China Steel Corp.	2,797,000	1,896,982
Chunghwa Telecom Co. Ltd.	899,000	3,324,353
Compal Electronics Inc.	995,000	627,354
CTBC Financial Holding Co. Ltd.	4,142,000	2,675,081
Delta Electronics Inc.	463,000	2,982,363
E.Sun Financial Holding Co. Ltd.	2,684,125	2,488,223
Eva Airways Corp.	567,000	222,228
Evergreen Marine Corp. Taiwan Ltd.(a)	564,000	334,461
Far Eastern New Century Corp.	705,000	635,525
Far EasTone Telecommunications Co. Ltd.	378,000	789,714
First Financial Holding Co. Ltd.	2,417,410	1,750,761
Fubon Financial Holding Co. Ltd.	1,584,000	2,310,557
Hiwin Technologies Corp.	61,800	678,207
Hotai Motor Co. Ltd.	71,000	1,444,609
Hua Nan Financial Holdings Co. Ltd.	2,002,232	1,231,712
Innolux Corp.(a)	1,970,000	612,320
Inventec Corp.	593,000	459,784
Lite-On Technology Corp.	498,000	787,526
MediaTek Inc.	358,000	6,783,839
Micro-Star International Co. Ltd.	157,000	725,031
Nan Ya Plastics Corp.	1,227,000	2,571,801
President Chain Store Corp.	137,000	1,260,672
Quanta Computer Inc.	686,000	1,800,249
Ruentex Development Co. Ltd.	201,000	295,936
SinoPac Financial Holdings Co. Ltd.	2,460,000	905,475
Standard Foods Corp.	97,000	210,586
Taishin Financial Holding Co. Ltd.	2,349,117	1,060,811
Taiwan Business Bank	1,358,700	463,064
Taiwan High Speed Rail Corp.	472,000	522,809
Taiwan Mobile Co. Ltd.	396,000	1,369,869
Taiwan Semiconductor Manufacturing Co. Ltd.	2,217,000	32,225,704
Uni-President Enterprises Corp.	1,141,000	2,589,868
United Microelectronics Corp.	2,759,000	1,993,449
Vanguard International Semiconductor Corp.	212,000	675,562
Win Semiconductors Corp.	80,000	779,783
Wistron Corp.	685,000	744,730
Yageo Corp.	87,000	987,373

45	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI EM Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Yuanta Financial Holding Co. Ltd.	2,332,720	$1,462,844

		95,425,956

Thailand — 3.6%
Advanced Info Service PCL, NVDR	284,700	1,674,033
Airports of Thailand PCL, NVDR	1,013,100	1,822,913
B Grimm Power PCL, NVDR	194,600	289,188
Bangkok Dusit Medical Services PCL, NVDR	2,292,800	1,532,340
BTS Group Holdings PCL, NVDR	1,892,400	632,371
Bumrungrad Hospital PCL, NVDR	105,100	373,156
Central Pattana PCL, NVDR	522,900	789,663
Charoen Pokphand Foods PCL, NVDR	921,400	954,780
CP ALL PCL, NVDR(a)	1,386,300	2,828,502
Electricity Generating PCL, NVDR	70,500	502,884
Energy Absolute PCL, NVDR	346,700	467,874
Global Power Synergy PCL, NVDR	175,400	360,691
Gulf Energy Development PCL, NVDR	514,400	520,639
Home Product Center PCL, NVDR	1,408,700	674,420
Indorama Ventures PCL, NVDR	397,500	302,699
Intouch Holdings PCL, NVDR	533,600	934,411
IRPC PCL, NVDR	2,689,200	202,192
Kasikornbank PCL, Foreign	275,000	744,437
Kasikornbank PCL, NVDR	142,300	385,212
Land & Houses PCL, NVDR	1,892,400	449,956
Minor International PCL, NVDR(a)	758,000	545,560
Muangthai Capital PCL, NVDR(a)	167,900	268,392
PTT Exploration & Production PCL, NVDR	329,700	942,832
PTT Global Chemical PCL, NVDR	531,200	789,397
Siam Cement PCL (The), NVDR	184,000	2,092,891
Siam Commercial Bank PCL (The), NVDR	208,800	486,401
Thai Oil PCL, NVDR	273,900	365,229
Thai Union Group PCL, NVDR	727,200	329,457
TMB Bank PCL, NVDR	5,851,500	176,734
Total Access Communication PCL, NVDR	175,100	201,135
True Corp. PCL, NVDR(c)	2,888,400	308,121

		22,948,510

Turkey — 0.2%
Aselsan Elektronik Sanayi Ve Ticaret AS	160,954	355,197
KOC Holding AS	179,913	364,276
TAV Havalimanlari Holding AS	10,260	20,913
Turk Hava Yollari AO(a)	141,588	203,176
Turkcell Iletisim Hizmetleri AS	257,131	500,355

		1,443,917

United Arab Emirates — 1.2%
Abu Dhabi Commercial Bank PJSC	668,815	1,008,735
Aldar Properties PJSC	922,752	509,967
Dubai Islamic Bank PJSC	422,304	471,379
Emirates NBD Bank PJSC	594,640	1,748,394
Emirates Telecommunications Group Co. PJSC	412,127	1,858,030
First Abu Dhabi Bank PJSC	652,794	2,036,677

		7,633,182

Total Common Stocks — 97.5% (Cost: $609,233,404)		631,471,544

Preferred Stocks

Brazil — 1.9%
Banco Bradesco SA, Preference Shares, NVS	1,053,210	3,981,767

Security	Shares	Value

Brazil (continued)
Cia. Energetica de Minas Gerais, Preference Shares, NVS	221,449	$425,063
Itau Unibanco Holding SA, Preference Shares, NVS	1,155,200	4,959,070
Itausa SA, Preference Shares, NVS	1,048,300	1,801,978
Telefonica Brasil SA, Preference Shares, NVS	106,524	928,946

		12,096,824

Chile — 0.2%
Embotelladora Andina SA, Class B, Preference Shares	96,363	205,755
Sociedad Quimica y Minera de Chile SA, Class B, Preference Shares	27,344	856,842

		1,062,597

Colombia — 0.1%
Bancolombia SA, Preference Shares, NVS	108,227	771,158

South Korea — 0.1%
Amorepacific Corp., Preference Shares, NVS	1,791	90,010
LG Chem Ltd., Preference Shares, NVS	1,865	588,749
LG Household & Health Care Ltd., Preference Shares, NVS	498	293,878

		972,637

Total Preferred Stocks — 2.3% (Cost: $24,532,166)		14,903,216

Rights

Thailand — 0.0%
Gulf Energy Development PCL, (Expires 09/16/20)(a)	51,440	2,479

Total Rights — 0.0% (Cost: $0)		2,479

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(e)(f)(g)	4,148,737	4,152,885
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(e)(f)	1,070,000	1,070,000

		5,222,885

Total Short-Term Investments — 0.8% (Cost: $5,222,964)		5,222,885

Total Investments in Securities — 100.6% (Cost: $638,988,534)		651,600,124

Other Assets, Less Liabilities — (0.6)%		(3,631,585)

Net Assets — 100.0%		$647,968,539

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	46

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI EM Leaders ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 02/05/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$4,154,341	(b)	$—	$(1,377)	$(79)	$4,152,885	4,148,737	$4,757	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		1,070,000	(b)	—	—	—	1,070,000	1,070,000	1,287		—

						$(1,377)	$(79)	$5,222,885		$6,044		$—

(a)	The Fund commenced operations on February 05, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	24	09/18/20	$1,320	$23,289

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$23,289

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$343,227

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$23,289

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,263,117

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

47	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI EM Leaders ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$631,471,544	$—	$—	$631,471,544
Preferred Stocks	14,903,216	—	—	14,903,216
Rights	—	2,479	—	2,479
Money Market Funds	5,222,885	—	—	5,222,885

	$651,597,645	$2,479	$—	$651,600,124

Derivative financial instruments(a)
Assets
Futures Contracts	$23,289	$—	$—	$23,289

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	48

Schedule of Investments August 31, 2020	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
Howmet Aerospace Inc.	65,802	$1,152,851
Teledyne Technologies Inc.(a)	6,069	1,903,299

		3,056,150

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	22,416	2,203,493
Expeditors International of Washington Inc.	28,210	2,493,482
United Parcel Service Inc., Class B	117,097	19,159,411

		23,856,386

Airlines — 0.0%
Delta Air Lines Inc.	26,527	818,358

Auto Components — 0.2%
Aptiv PLC	44,496	3,831,996
BorgWarner Inc.	34,216	1,388,827

		5,220,823

Automobiles — 2.4%
Tesla Inc.(a)	123,381	61,483,220

Banks — 1.8%
Citizens Financial Group Inc.	71,044	1,837,908
Comerica Inc.	23,371	923,856
East West Bancorp. Inc.	24,079	885,626
Fifth Third Bancorp.	117,797	2,433,686
First Republic Bank/CA	28,307	3,196,143
Huntington Bancshares Inc./OH	169,381	1,593,875
KeyCorp.	161,187	1,985,824
M&T Bank Corp.	21,611	2,231,552
People’s United Financial Inc.	73,434	776,932
PNC Financial Services Group Inc. (The)	70,556	7,845,827
Regions Financial Corp.	159,087	1,839,046
SVB Financial Group(a)	8,563	2,186,819
Truist Financial Corp.	222,372	8,630,257
U.S. Bancorp	227,024	8,263,673
Zions Bancorp. N.A.	27,418	881,763

		45,512,787

Beverages — 2.6%
Coca-Cola Co. (The)	678,543	33,608,235
PepsiCo Inc.	230,746	32,318,285

		65,926,520

Biotechnology — 3.5%
AbbVie Inc.	293,725	28,130,043
Amgen Inc.	97,720	24,754,430
Biogen Inc.(a)	27,139	7,806,262
BioMarin Pharmaceutical Inc.(a)	29,736	2,320,300
Gilead Sciences Inc.	209,361	13,974,847
Vertex Pharmaceuticals Inc.(a)	42,956	11,989,879

		88,975,761

Building Products — 0.7%
Allegion PLC	15,394	1,591,586
Fortune Brands Home & Security Inc.	23,203	1,950,908
Johnson Controls International PLC	126,297	5,144,077
Lennox International Inc.	5,758	1,614,140
Masco Corp.	43,863	2,557,213
Owens Corning	17,949	1,214,070
Trane Technologies PLC	39,418	4,666,697

		18,738,691

Security	Shares	Value

Capital Markets — 4.0%
Ameriprise Financial Inc.	20,378	$3,195,271
Bank of New York Mellon Corp. (The)	132,475	4,898,926
BlackRock Inc.(b)	25,255	15,006,268
Carlyle Group Inc. (The)	22,756	587,333
Cboe Global Markets Inc.	18,348	1,684,163
Charles Schwab Corp. (The)	191,405	6,800,620
CME Group Inc.	59,374	10,442,105
E*TRADE Financial Corp.	36,761	1,988,770
FactSet Research Systems Inc.	6,306	2,209,622
Franklin Resources Inc.	49,421	1,040,806
Intercontinental Exchange Inc.	91,696	9,740,866
Invesco Ltd.	65,009	663,092
MarketAxess Holdings Inc.	6,283	3,053,161
Moody’s Corp.	27,944	8,233,420
Nasdaq Inc.	19,146	2,573,605
Northern Trust Corp.	33,034	2,705,154
Raymond James Financial Inc.	20,778	1,573,310
S&P Global Inc.	40,393	14,800,803
State Street Corp.	58,590	3,989,393
T Rowe Price Group Inc.	37,842	5,267,985
TD Ameritrade Holding Corp.	44,916	1,723,876

		102,178,549

Chemicals — 2.1%
Axalta Coating Systems Ltd.(a)	35,625	849,656
DuPont de Nemours Inc.	122,503	6,830,767
Ecolab Inc.	42,248	8,326,236
International Flavors & Fragrances Inc.	14,234	1,762,027
Linde PLC	87,340	21,812,292
Mosaic Co. (The)	59,497	1,084,630
PPG Industries Inc.	38,982	4,693,433
Sherwin-Williams Co. (The)	13,752	9,228,280

		54,587,321

Commercial Services & Supplies — 0.5%
Copart Inc.(a)	34,778	3,593,263
Waste Management Inc.	70,366	8,021,724

		11,614,987

Communications Equipment — 1.2%
Cisco Systems Inc.	702,634	29,665,207

Consumer Finance — 0.6%
Ally Financial Inc.	62,335	1,426,225
American Express Co.	113,796	11,560,536
Discover Financial Services	51,240	2,719,819

		15,706,580

Containers & Packaging — 0.3%
Amcor PLC(a)	265,760	2,939,306
Ball Corp.	53,865	4,329,130

		7,268,436

Distributors — 0.1%
Genuine Parts Co.	24,154	2,281,104
LKQ Corp.(a)	48,522	1,540,088

		3,821,192

Diversified Financial Services — 0.1%
Equitable Holdings Inc.	69,421	1,471,031
Voya Financial Inc.	21,996	1,141,812

		2,612,843

Diversified Telecommunication Services — 1.7%
CenturyLink Inc.	154,115	1,656,736

49	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Liberty Global PLC, Class A(a)	27,375	$639,754
Liberty Global PLC, Class C, NVS(a)	69,112	1,590,267
Verizon Communications Inc.	688,164	40,787,480

		44,674,237

Electric Utilities — 1.0%
Alliant Energy Corp.	40,617	2,199,411
Edison International	62,853	3,298,525
Eversource Energy	55,952	4,795,646
Pinnacle West Capital Corp.	18,638	1,367,097
Southern Co. (The)	174,666	9,114,072
Xcel Energy Inc.	86,753	6,027,165

		26,801,916

Electrical Equipment — 0.4%
Eaton Corp. PLC	66,521	6,791,794
Rockwell Automation Inc.	19,210	4,428,481

		11,220,275

Electronic Equipment, Instruments & Components — 0.3%
Cognex Corp.	28,598	1,978,696
Keysight Technologies Inc.(a)	31,197	3,073,528
Trimble Inc.(a)	41,398	2,169,669

		7,221,893

Energy Equipment & Services — 0.3%
Baker Hughes Co.	108,327	1,546,910
National Oilwell Varco Inc.	63,816	765,792
Schlumberger Ltd.	229,529	4,363,346

		6,676,048

Entertainment — 2.2%
Activision Blizzard Inc.	127,806	10,674,357
Electronic Arts Inc.(a)	47,976	6,691,213
Walt Disney Co. (The)	300,389	39,612,297

		56,977,867

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities Inc.	20,987	3,533,791
American Tower Corp.	73,723	18,368,085
Boston Properties Inc.	24,456	2,124,493
Equinix Inc.	14,720	11,625,562
Equity Residential	61,630	3,479,014
Healthpeak Properties Inc.	89,516	2,474,222
Host Hotels & Resorts Inc.	117,314	1,317,436
Iron Mountain Inc.	47,624	1,433,006
Prologis Inc.	122,396	12,467,257
SBA Communications Corp.	18,507	5,664,437
UDR Inc.	48,838	1,700,051
Welltower Inc.	69,428	3,993,499
Weyerhaeuser Co.	123,862	3,754,257

		71,935,110

Food Products — 0.7%
Bunge Ltd.	23,819	1,086,623
Campbell Soup Co.	29,987	1,577,616
General Mills Inc.	100,005	6,395,320
Hormel Foods Corp.	48,870	2,491,392
Kellogg Co.	42,624	3,022,468
McCormick & Co. Inc./MD, NVS	20,437	4,214,109

		18,787,528

Health Care Equipment & Supplies — 2.2%
ABIOMED Inc.(a)	7,466	2,296,691
Align Technology Inc.(a)	12,423	3,689,383
Becton Dickinson and Co.	48,192	11,699,572

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Dentsply Sirona Inc.	36,866	$1,654,177
DexCom Inc.(a)	15,357	6,533,021
Edwards Lifesciences Corp.(a)	103,943	8,922,467
Hologic Inc.(a)	43,754	2,612,989
IDEXX Laboratories Inc.(a)	14,109	5,517,466
ResMed Inc.	23,912	4,322,811
Steris PLC	14,092	2,249,647
Varian Medical Systems Inc.(a)	15,063	2,615,991
West Pharmaceutical Services Inc.	12,233	3,473,683

		55,587,898

Health Care Providers & Services — 1.8%
AmerisourceBergen Corp.	25,661	2,489,887
Cardinal Health Inc.	48,479	2,460,794
Centene Corp.(a)	97,020	5,949,266
Cigna Corp.	61,721	10,947,454
DaVita Inc.(a)	14,567	1,263,833
HCA Healthcare Inc.	44,766	6,075,641
Henry Schein Inc.(a)	23,831	1,583,332
Humana Inc.	21,888	9,087,241
Laboratory Corp. of America Holdings(a)	16,145	2,837,484
Quest Diagnostics Inc.	22,180	2,467,303

		45,162,235

Health Care Technology — 0.2%
Cerner Corp.	51,578	3,784,278
Teladoc Health Inc.(a)	11,660	2,514,945

		6,299,223

Hotels, Restaurants & Leisure — 2.2%
Aramark	37,788	1,041,437
Darden Restaurants Inc.	21,381	1,853,091
Domino’s Pizza Inc.	6,427	2,628,386
Hilton Worldwide Holdings Inc.	45,968	4,153,669
McDonald’s Corp.	123,506	26,371,001
Royal Caribbean Cruises Ltd.	29,447	2,027,132
Starbucks Corp.	194,460	16,426,036
Vail Resorts Inc.	6,673	1,452,512

		55,953,264

Household Durables — 0.3%
Garmin Ltd.	23,757	2,461,463
Mohawk Industries Inc.(a)	10,091	931,702
Newell Brands Inc.	66,674	1,065,451
NVR Inc.(a)	578	2,409,300
Whirlpool Corp.	10,439	1,855,219

		8,723,135

Household Products — 3.2%
Clorox Co. (The)	20,685	4,623,097
Colgate-Palmolive Co.	134,579	10,666,732
Kimberly-Clark Corp.	56,629	8,933,791
Procter & Gamble Co. (The)	411,708	56,951,568

		81,175,188

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	110,048	1,953,352

Industrial Conglomerates — 0.9%
3M Co.	95,366	15,546,565
Roper Technologies Inc.	17,569	7,505,301

		23,051,866

Insurance — 2.9%
Allstate Corp. (The)	52,401	4,873,293

S C H E D U L E O F I N V E S T M E N T S	50

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
American Financial Group Inc./OH	12,895	$862,031
American International Group Inc.	144,418	4,208,341
Aon PLC, Class A	38,369	7,673,416
Arch Capital Group Ltd.(a)	67,395	2,125,638
Arthur J Gallagher & Co.	31,204	3,285,781
Assurant Inc.	9,940	1,208,306
Chubb Ltd.	74,873	9,359,125
Erie Indemnity Co., Class A, NVS	4,266	910,535
Hartford Financial Services Group Inc. (The)	59,534	2,408,150
Lincoln National Corp.	32,463	1,170,291
Loews Corp.	43,051	1,543,809
Marsh & McLennan Companies Inc.	84,852	9,750,343
Principal Financial Group Inc.	45,643	1,922,027
Progressive Corp. (The)	96,973	9,216,314
Prudential Financial Inc.	65,640	4,448,423
Reinsurance Group of America Inc.	11,237	1,030,208
Travelers Companies Inc. (The)	42,168	4,893,175
Willis Towers Watson PLC	21,283	4,374,295

		75,263,501

Interactive Media & Services — 6.4%
Alphabet Inc., Class A(a)	49,899	81,311,917
Alphabet Inc., Class C, NVS(a)	50,315	82,223,767

		163,535,684

Internet & Direct Marketing Retail — 1.2%
Booking Holdings Inc.(a)	6,803	12,996,792
eBay Inc.	116,858	6,401,481
Expedia Group Inc.	22,360	2,194,634
MercadoLibre Inc.(a)	7,412	8,661,589

		30,254,496

IT Services — 6.2%
Accenture PLC, Class A	105,940	25,418,184
International Business Machines Corp.	147,192	18,150,246
Mastercard Inc., Class A	148,632	53,238,496
Visa Inc., Class A	280,573	59,478,670
Western Union Co. (The)	68,664	1,619,784

		157,905,380

Leisure Products — 0.1%
Hasbro Inc.	21,551	1,701,236

Life Sciences Tools & Services — 0.4%
Agilent Technologies Inc.	51,384	5,159,981
Mettler-Toledo International Inc.(a)	3,977	3,860,792
Waters Corp.(a)	10,337	2,235,480

		11,256,253

Machinery — 2.4%
Caterpillar Inc.	90,010	12,809,323
Cummins Inc.	24,897	5,159,903
Deere & Co.	49,363	10,369,192
Dover Corp.	23,985	2,634,512
IDEX Corp.	12,632	2,276,665
Illinois Tool Works Inc.	52,830	10,436,567
PACCAR Inc.	57,268	4,915,885
Parker-Hannifin Corp.	21,225	4,372,562
Pentair PLC	27,883	1,258,639
Snap-on Inc.	8,637	1,280,608
Stanley Black & Decker Inc.	25,468	4,107,989
Xylem Inc./NY	29,943	2,400,830

		62,022,675

Security	Shares	Value

Media — 0.3%
Cable One Inc.	801	$1,474,104
Discovery Inc., Class A(a)(c)	26,517	585,098
Discovery Inc., Class C, NVS(a)	56,233	1,122,973
Liberty Broadband Corp., Class C, NVS(a)	17,785	2,491,501
Omnicom Group Inc.	36,028	1,948,754

		7,622,430

Metals & Mining — 0.5%
Newmont Corp.	133,801	9,002,131
Nucor Corp.	50,145	2,279,592
Steel Dynamics Inc.	34,889	1,029,923

		12,311,646

Multi-Utilities — 1.4%
CMS Energy Corp.	47,158	2,852,587
Consolidated Edison Inc.	55,189	3,937,183
Dominion Energy Inc.	138,841	10,890,688
DTE Energy Co.	31,785	3,771,926
Public Service Enterprise Group Inc.	83,521	4,363,137
Sempra Energy	48,327	5,975,634
WEC Energy Group Inc.	52,156	4,906,837

		36,697,992

Multiline Retail — 0.5%
Target Corp.	83,957	12,695,138

Oil, Gas & Consumable Fuels — 1.7%
Cheniere Energy Inc.(a)	38,000	1,977,900
ConocoPhillips	178,762	6,773,292
EOG Resources Inc.	96,387	4,370,186
Hess Corp.	45,644	2,101,450
Kinder Morgan Inc./DE	337,070	4,658,307
Marathon Petroleum Corp.	107,310	3,805,213
Occidental Petroleum Corp.	148,426	1,890,947
ONEOK Inc.	72,635	1,996,010
Phillips 66	72,661	4,248,489
Pioneer Natural Resources Co.	27,532	2,861,401
Valero Energy Corp.	67,683	3,559,449
Williams Companies Inc. (The)	200,482	4,162,006

		42,404,650

Personal Products — 0.3%
Estee Lauder Companies Inc. (The), Class A	37,379	8,287,672

Pharmaceuticals — 5.5%
Bristol-Myers Squibb Co.	376,294	23,405,487
Jazz Pharmaceuticals PLC(a)	9,305	1,250,499
Johnson & Johnson	438,143	67,215,518
Merck & Co. Inc.	420,212	35,831,477
Perrigo Co. PLC	22,554	1,179,574
Zoetis Inc.	78,688	12,597,949

		141,480,504

Professional Services — 0.3%
IHS Markit Ltd.	62,796	5,018,656
Nielsen Holdings PLC	58,924	900,359
Robert Half International Inc.	19,081	1,015,109

		6,934,124

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)(c)	55,462	2,608,378
Jones Lang LaSalle Inc.	8,521	878,004

		3,486,382

Road & Rail — 1.7%
AMERCO	1,624	576,341

51	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI USA Leaders ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
CSX Corp.	128,208	$9,802,784
Kansas City Southern	15,987	2,910,273
Norfolk Southern Corp.	42,720	9,079,282
Union Pacific Corp.	112,848	21,716,469

		44,085,149

Semiconductors & Semiconductor Equipment — 5.1%
Applied Materials Inc.	152,146	9,372,194
Intel Corp.	704,130	35,875,424
Lam Research Corp.	24,115	8,110,839
NVIDIA Corp.	102,277	54,716,149
Texas Instruments Inc.	152,629	21,696,212

		129,770,818

Software — 15.1%
Adobe Inc.(a)	80,125	41,135,374
Autodesk Inc.(a)	36,455	8,956,993
Cadence Design Systems Inc.(a)	46,325	5,137,906
Citrix Systems Inc.	19,220	2,790,744
Intuit Inc.	43,367	14,978,528
Microsoft Corp.	1,198,096	270,206,591
salesforce.com Inc.(a)	149,575	40,781,624
VMware Inc., Class A(a)	13,665	1,973,772

		385,961,532

Specialty Retail — 4.1%
Advance Auto Parts Inc.	11,516	1,800,066
Best Buy Co. Inc.	38,510	4,271,144
Burlington Stores Inc.(a)	10,976	2,161,504
CarMax Inc.(a)	27,153	2,903,470
Home Depot Inc. (The)	178,863	50,983,110
Lowe’s Companies Inc.	125,560	20,678,476
Ross Stores Inc.	59,340	5,404,687
Tiffany & Co.	18,026	2,208,185
TJX Companies Inc. (The)	199,345	10,922,113
Tractor Supply Co.	19,495	2,901,441
Ulta Beauty Inc.(a)	9,024	2,095,192

		106,329,388

Technology Hardware, Storage & Peripherals — 0.3%
Hewlett Packard Enterprise Co.	214,864	2,077,735
HP Inc.	237,000	4,633,350

		6,711,085

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.3%
Lululemon Athletica Inc.(a)	20,467	$7,688,838
Nike Inc., Class B	205,835	23,030,878
VF Corp.	55,477	3,647,613

		34,367,329

Trading Companies & Distributors — 0.4%
Fastenal Co.	94,947	4,639,110
United Rentals Inc.(a)	12,359	2,188,161
WW Grainger Inc.	7,576	2,768,498

		9,595,769

Water Utilities — 0.2%
American Water Works Co. Inc.	29,924	4,229,458

Total Common Stocks — 99.8% (Cost: $2,122,594,763)		2,558,155,137

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(b)(d)(e)	1,261,768	1,263,030
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(b)(d)	4,756,000	4,756,000

		6,019,030

Total Short-Term Investments — 0.2% (Cost: $6,016,699)		6,019,030

Total Investments in Securities — 100.0% (Cost: $2,128,611,462)		2,564,174,167

Other Assets, Less Liabilities — 0.0%		53,480

Net Assets — 100.0%		$2,564,227,647

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	52

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI USA Leaders ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$484,419	$777,656	(a)	$—	$(1,425)	$2,380	$1,263,030	1,261,768	$88,407	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,641,000	2,115,000	(a)	—	—	—	4,756,000	4,756,000	36,769		—
BlackRock Inc.	5,936,123	6,737,911		(1,010,881)	99,152	3,243,963	15,006,268	25,255	244,434		—

					$97,727	$3,246,343	$21,025,298		$369,610		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	32	09/18/20	$5,598	$321,366

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$321,366

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$415,556

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$278,172

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,945,471

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

53	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® ESG MSCI USA Leaders ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,558,155,137	$—	$—	$2,558,155,137
Money Market Funds	6,019,030	—	—	6,019,030

	$2,564,174,167	$—	$—	$2,564,174,167

Derivative financial instruments(a)
Assets
Futures Contracts	$321,366	$—	$—	$321,366

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	54

Schedule of Investments August 31, 2020	iShares® MSCI Global Impact ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.8%
CSL Ltd.	6,057	$1,281,168
GPT Group (The)	66,082	187,176

		1,468,344

Austria — 0.3%
Verbund AG	9,180	494,047

Belgium — 4.4%
Colruyt SA	10,099	640,129
Elia Group SA/NV	4,556	490,933
Umicore SA	142,655	6,566,714

		7,697,776

Canada — 0.1%
First Capital Real Estate Investment Trust	15,134	158,896

Chile — 2.3%
Aguas Andinas SA, Class A	327,778	98,472
Empresas CMPC SA	1,871,820	3,897,765

		3,996,237

China — 8.0%
3SBio Inc.(a)(b)	47,000	55,186
BAIC BluePark New Energy Technology Co. Ltd., Class A(b).	227,300	214,054
Beijing Enterprises Water Group Ltd.(b)	2,670,000	1,050,754
BYD Co. Ltd., Class A	68,000	843,900
BYD Co. Ltd., Class H	202,000	2,006,929
China Conch Venture Holdings Ltd.	70,500	305,646
China Education Group Holdings Ltd.	94,000	184,843
China Everbright International Ltd.	2,369,000	1,430,543
China Longyuan Power Group Corp. Ltd., Class H	1,133,000	714,873
China Medical System Holdings Ltd.	94,000	106,127
China Mengniu Dairy Co. Ltd.(b)	280,000	1,376,489
China Railway Signal & Communication Corp. Ltd., Class H(a)	752,000	304,675
Contemporary Amperex Technology Co. Ltd., Class A	9,400	283,201
CSPC Pharmaceutical Group Ltd.	107,200	238,187
Koolearn Technology Holding Ltd.(a)(b)	22,500	107,708
LONGi Green Energy Technology Co. Ltd., Class A	26,100	241,141
NIO Inc., ADR(b)	181,680	3,457,370
Sino Biopharmaceutical Ltd.	222,000	256,369
SOHO China Ltd.(b)	141,000	43,482
Vinda International Holdings Ltd.	43,000	147,029
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	4,700	30,839
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	65,800	104,909
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	56,504	48,629
Xinyi Solar Holdings Ltd.	350,000	442,120

		13,995,003

Denmark — 7.3%
Genmab A/S(b)	376	142,314
H Lundbeck A/S	4,794	157,729
Novo Nordisk A/S, Class B	54,320	3,605,393
Orsted A/S(a)	13,291	1,884,546
Vestas Wind Systems A/S	45,668	6,958,067

		12,748,049

France — 6.2%
Alstom SA(b)	73,278	4,087,383
Covivio	6,213	461,430
Gecina SA	1,479	203,767
Ipsen SA	2,585	268,345
Klepierre SA(c)	52,264	861,946

Security	Shares	Value

France (continued)
Suez SA	288,478	$5,004,304

		10,887,175

Germany — 2.2%
KION Group AG	18,018	1,526,936
Vonovia SE	33,513	2,404,794

		3,931,730

Hong Kong — 2.9%
Henderson Land Development Co. Ltd.	93,000	366,593
MTR Corp. Ltd.	141,000	734,095
Swire Properties Ltd.	77,800	210,809
WH Group Ltd.(a)	4,497,500	3,882,283

		5,193,780

India — 0.3%
Bandhan Bank Ltd.(a)(b)	15,148	62,932
Colgate-Palmolive India Ltd.	1,175	21,762
Godrej Consumer Products Ltd.	6,439	56,974
Hindustan Unilever Ltd.	11,166	321,194
Marico Ltd.	10,622	53,234
Nestle India Ltd.	235	50,921

		567,017

Indonesia — 0.0%
Unilever Indonesia Tbk PT	112,800	63,710

Ireland — 1.4%
Kingspan Group PLC(b)	28,247	2,430,616

Japan — 13.9%
Asahi Intecc Co. Ltd.	2,300	68,212
Central Japan Railway Co.	38,400	5,753,935
Chugai Pharmaceutical Co. Ltd.	10,400	462,996
Daiichi Sankyo Co. Ltd.	12,800	1,140,286
East Japan Railway Co.	107,700	7,004,639
GLP J-REIT	94	145,018
Japan Retail Fund Investment Corp.	235	354,345
Kyowa Kirin Co. Ltd.	8,400	217,198
NH Foods Ltd.	51,900	2,351,638
Nippon Building Fund Inc.	30	180,772
Nippon Prologis REIT Inc.	59	193,059
Nisshin Seifun Group Inc.	48,600	802,476
Nissin Foods Holdings Co. Ltd.	5,300	529,775
Nomura Real Estate Master Fund Inc.(b)	188	240,928
Ono Pharmaceutical Co. Ltd.	14,100	425,347
Shionogi & Co. Ltd.	7,600	421,621
Sysmex Corp.	4,700	410,278
Terumo Corp.	15,600	634,033
TOTO Ltd.	31,200	1,369,569
Toyo Suisan Kaisha Ltd.	13,500	766,373
Unicharm Corp.	21,400	931,110

		24,403,608

Malaysia — 0.0%
PPB Group Bhd	14,100	60,929

Mexico — 0.3%
Gruma SAB de CV, Class B	21,665	256,197
Kimberly-Clark de Mexico SAB de CV, Class A	145,100	233,104

		489,301

Norway — 0.5%
Mowi ASA	42,932	845,233

55	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Impact ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Saudi Arabia — 0.1%
Almarai Co. JSC	11,439	$163,787

Singapore — 0.5%
CapitaLand Commercial Trust	99,995	123,560
CapitaLand Mall Trust	183,300	264,245
City Developments Ltd.	60,300	356,141
Mapletree Commercial Trust	103,400	146,019
Suntec REIT	70,500	72,595

		962,560

South Korea — 1.5%
Samsung SDI Co. Ltd.	6,800	2,590,285

Sweden — 2.7%
Essity AB, Class B(b)	72,314	2,495,162
Svenska Cellulosa AB SCA, Class B(b)	171,269	2,213,106

		4,708,268

Switzerland — 0.5%
Geberit AG, Registered	1,527	882,843

Taiwan — 1.2%
Standard Foods Corp.	47,000	102,037
Taiwan High Speed Rail Corp.	206,000	228,175
Uni-President Enterprises Corp.	777,000	1,763,652

		2,093,864

Thailand — 1.1%
B Grimm Power PCL, NVDR	183,300	272,395
BTS Group Holdings PCL, NVDR	953,300	318,558
Charoen Pokphand Foods PCL, NVDR	1,066,600	1,105,240
Global Power Synergy PCL, NVDR	84,600	173,971

		1,870,164

United Kingdom — 8.5%
Berkeley Group Holdings PLC	65,168	3,978,032
Johnson Matthey PLC	214,522	6,821,812
Pearson PLC	437,347	3,275,766
United Utilities Group PLC	74,386	827,868

		14,903,478

United States — 32.3%
AbbVie Inc.	70,397	6,741,921
ABIOMED Inc.(b)	679	208,874
Amgen Inc.	19,779	5,010,416
Baxter International Inc.	18,401	1,602,175
BioMarin Pharmaceutical Inc.(b)	6,064	473,174
Boston Properties Inc.	13,045	1,133,219
Citrix Systems Inc.	9,858	1,431,382
Colgate-Palmolive Co.	26,036	2,063,613
DexCom Inc.(b)	893	379,891

Security	Shares	Value

United States (continued)
Digital Realty Trust Inc.	16,721	$2,602,624
Gilead Sciences Inc.	86,219	5,755,118
Healthpeak Properties Inc.	36,915	1,020,331
Hormel Foods Corp.	21,775	1,110,089
Insulet Corp.(b)(c)	893	194,897
Jazz Pharmaceuticals PLC(b)	4,606	619,000
Kimberly-Clark Corp.	28,619	4,514,933
Procter & Gamble Co. (The)	49,828	6,892,707
Regeneron Pharmaceuticals Inc.(b)	2,606	1,615,538
Sarepta Therapeutics Inc.(b)	611	89,463
Seattle Genetics Inc.(b)	1,070	169,424
Tesla Inc.(b)	17,983	8,961,289
Vertex Pharmaceuticals Inc.(b)	4,707	1,313,818
VMware Inc., Class A(b)	4,641	670,346
Vornado Realty Trust	23,915	856,874
Xylem Inc./NY	15,512	1,243,752

		56,674,868

Total Common Stocks — 99.3% (Cost: $149,039,281)		174,281,568

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.37%(d)(e)(f)	797,320	798,117
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.07%(d)(e)	670,000	670,000

		1,468,117

Total Short-Term Investments — 0.8% (Cost: $1,466,622)		1,468,117

Total Investments in Securities — 100.1% (Cost: $150,505,903)		175,749,685

Other Assets, Less Liabilities — (0.1)%		(145,837)

Net Assets — 100.0%		$175,603,848

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	56

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Impact ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,907,671	$—		$(2,111,822	)(a)	$626	$1,642	$798,117	797,320	$130,553	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	86,000	584,000	(a)	—		—	—	670,000	670,000	1,243		—

						$626	$1,642	$1,468,117		$131,796		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE E-Mini Index	3	09/18/20	$285	$1,537
MSCI Emerging Markets E-Mini Index	4	09/18/20	220	(619)
S&P 500 E-Mini Index	1	09/18/20	175	811

				$1,729

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,348

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$619

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$92,619

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(2,192)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$306,725

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

57	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Global Impact ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$174,281,568	$—	$—	$174,281,568
Money Market Funds	1,468,117	—	—	1,468,117

	$175,749,685	$—	$—	$175,749,685

Derivative financial instruments(a)
Assets
Futures Contracts	$2,348	$—	$—	$2,348
Liabilities
Futures Contracts	(619)	—	—	(619)

	$1,729	$—	$—	$1,729

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	58

Statements of Assets and Liabilities

August 31, 2020

	iShares ESG Aware MSCI EAFE ETF	iShares ESG Aware MSCI USA ETF	iShares ESG Aware MSCI USA Small-Cap ETF	iShares ESG MSCI EM Leaders ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,011,688,670	$8,925,828,998	$365,468,253	$646,377,239
Affiliated(c)	18,778,810	58,309,892	14,209,687	5,222,885
Cash	7,322	273,814	559,868	706,404
Foreign currency, at value(d)	4,788,443	—	—	1,174,963
Cash pledged:
Futures contracts	—	2,080,000	—	183,000
Foreign currency collateral pledged:
Futures contracts(e)	1,274,433	—	—	—
Receivables:
Investments sold	153,862,948	434,186,917	17,684,895	10,857,334
Securities lending income — Affiliated	20,713	6,317	5,953	1,775
Capital shares sold	34	1,572,367	172,049	—
Dividends	6,278,896	13,086,642	289,094	575,098
Tax reclaims	1,633,380	—	—	17,050

Total assets	3,198,333,649	9,435,344,947	398,389,799	665,115,748

LIABILITIES
Collateral on securities loaned, at value	18,354,471	3,508,576	13,846,279	4,154,341
Deferred foreign capital gain tax	—	—	—	342,647
Payables:
Investments purchased	153,868,981	439,578,367	18,155,157	12,176,178
Variation margin on futures contracts	103,131	43,516	—	38,750
Bank borrowings	—	—	—	347,655
Investment advisory fees	488,558	1,069,134	49,317	87,638

Total liabilities	172,815,141	444,199,593	32,050,753	17,147,209

NET ASSETS	$3,025,518,508	$8,991,145,354	$366,339,046	$647,968,539

NET ASSETS CONSIST OF:
Paid-in capital	$2,850,651,697	$7,714,567,849	$339,594,386	$640,273,094
Accumulated earnings	174,866,811	1,276,577,505	26,744,660	7,695,445

NET ASSETS	$3,025,518,508	$8,991,145,354	$366,339,046	$647,968,539

Shares outstanding	46,400,000	112,750,000	13,400,000	12,500,000

Net asset value	$65.21	$79.74	$27.34	$51.84

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$17,502,722	$3,493,305	$13,523,063	$4,153,243
(b) Investments, at cost — Unaffiliated	$2,743,529,598	$7,555,034,671	$328,965,343	$633,765,570
(c) Investments, at cost — Affiliated	$18,779,670	$51,805,466	$14,201,758	$5,222,964
(d) Foreign currency, at cost	$4,676,397	$—	$—	$1,173,425
(e) Foreign currency collateral pledged, at cost	$1,272,254	$—	$—	$—

See notes to financial statements.

59	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

August 31, 2020

	iShares ESG MSCI USA Leaders ETF	iShares MSCI Global Impact ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,543,148,869	$174,281,568
Affiliated(c)	21,025,298	1,468,117
Cash	3,800	74,908
Foreign currency, at value(d)	—	1,189,867
Cash pledged:
Futures contracts	558,000	105,000
Receivables:
Investments sold	5,866,786	18,297,794
Securities lending income — Affiliated	2,234	3,003
Capital shares sold	—	1,250,082
Dividends	3,907,137	301,653
Tax reclaims	—	36,162

Total assets	2,574,512,124	197,008,154

LIABILITIES
Collateral on securities loaned, at value	1,262,124	796,175
Deferred foreign capital gain tax	—	868
Payables:
Investments purchased	8,799,614	20,531,421
Variation margin on futures contracts	13,632	10,671
Investment advisory fees	209,107	65,171

Total liabilities	10,284,477	21,404,306

NET ASSETS	$2,564,227,647	$175,603,848

NET ASSETS CONSIST OF:
Paid-in capital	$2,149,672,164	$153,891,648
Accumulated earnings	414,555,483	21,712,200

NET ASSETS	$2,564,227,647	$175,603,848

Shares outstanding	42,350,000	2,150,000

Net asset value	$60.55	$81.68

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$1,201,012	$758,882
(b) Investments, at cost — Unaffiliated	$2,110,412,578	$149,039,281
(c) Investments, at cost — Affiliated	$18,198,884	$1,466,622
(d) Foreign currency, at cost	$—	$1,187,046

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	60

Statements of Operations

Year Ended August 31, 2020

	iShares ESG Aware MSCI EAFE	iShares ESG Aware MSCI	iShares ESG Aware MSCI USA Small-Cap	iShares ESG MSCI EM Leaders
	ETF	USA ETF	ETF	ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$48,452,223	$77,013,500	$2,263,323	$11,548,393
Dividends — Affiliated	6,833	434,266	8,924	1,287
Non-cash dividends — Unaffiliated	2,989,161	—	—	—
Securities lending income — Affiliated — net	121,839	164,606	67,731	4,757
Foreign taxes withheld	(4,283,136)	—	(1,477)	(1,418,721)

Total investment income	47,286,920	77,612,372	2,338,501	10,135,716

EXPENSES
Investment advisory fees	3,535,857	6,087,377	267,629	507,098
Commitment fees	—	—	—	2,398
Miscellaneous	264	264	264	—
Interest expense	—	—	—	1,330

Total expenses	3,536,121	6,087,641	267,893	510,826

Net investment income	43,750,799	71,524,731	2,070,608	9,624,890

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	(85,697,474)	(123,421,013)	(9,028,345)	(9,994,140)
Investments — Affiliated	(12,371)	(112,849)	(3,634)	(1,377)
In-kind redemptions — Unaffiliated	7,220,301	242,554,821	1,520,612	—
In-kind redemptions — Affiliated	—	1,219,936	—	—
Futures contracts	1,643,430	660,079	—	343,227
Foreign currency transactions	494,634	—	—	(214,765)

Net realized gain (loss)	(76,351,480)	120,900,974	(7,511,367)	(9,867,055)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	256,368,730	1,352,334,005	35,543,145	12,269,022
Investments — Affiliated	(889)	6,592,932	7,640	(79)
Futures contracts	(24,718)	1,749,211	—	23,289
Foreign currency translations	360,879	—	—	214

Net change in unrealized appreciation (depreciation)	256,704,002	1,360,676,148	35,550,785	12,292,446

Net realized and unrealized gain	180,352,522	1,481,577,122	28,039,418	2,425,391

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$224,103,321	$1,553,101,853	$30,110,026	$12,050,281

(a) For the period from February 05, 2020 (commencement of operations) to August 31, 2020.
(b) Net of foreign capital gain tax of	$—	$—	$—	$34,066
(c) Net of deferred foreign capital gain tax of	$—	$—	$—	$342,647

See notes to financial statements.

61	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended August 31, 2020

	iShares ESG MSCI USA Leaders ETF	iShares MSCI Global Impact ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$35,161,890	$2,070,231
Dividends — Affiliated	281,203	1,243
Interest — Unaffiliated	1,722	—
Securities lending income — Affiliated — net	88,407	130,553
Foreign taxes withheld	—	(93,854)

Total investment income	35,533,222	2,108,173

EXPENSES
Investment advisory fees	1,900,645	447,997
Commitment fees	—	15
Miscellaneous	—	264
Interest expense	—	17

Total expenses	1,900,645	448,293

Net investment income	33,632,577	1,659,880

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(27,155,062)	(1,280,286)
Investments — Affiliated	(20,391)	626
In-kind redemptions — Unaffiliated	25,679,075	17,587,443
In-kind redemptions — Affiliated	118,118	—
Futures contracts	415,556	92,619
Foreign currency transactions	—	14,086

Net realized gain (loss)	(962,704)	16,414,488

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	388,366,207	22,762,994
Investments — Affiliated	3,246,343	1,642
Futures contracts	278,172	(2,192)
Foreign currency translations	—	22,615

Net change in unrealized appreciation (depreciation)	391,890,722	22,785,059

Net realized and unrealized gain	390,928,018	39,199,547

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$424,560,595	$40,859,427

(a) Net of foreign capital gain tax of	$—	$267
(b) Net of deferred foreign capital gain tax of	$—	$(648)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	62

Statements of Changes in Net Assets

	iShares ESG Aware MSCI EAFE ETF		iShares ESG Aware MSCI USA ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/20	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,750,799	$21,367,923	$71,524,731	$3,269,574
Net realized gain (loss)	(76,351,480)	(19,356,007)	120,900,974	(1,392,058)
Net change in unrealized appreciation (depreciation)	256,704,002	(1,108)	1,360,676,148	10,563,135

Net increase in net assets resulting from operations	224,103,321	2,010,808	1,553,101,853	12,440,651

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(35,253,292)	(19,168,507)	(48,261,940)	(2,815,030)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,918,888,942	574,628,544	7,190,400,935	187,304,865

NET ASSETS
Total increase in net assets	2,107,738,971	557,470,845	8,695,240,848	196,930,486
Beginning of year	917,779,537	360,308,692	295,904,506	98,974,020

End of year	$3,025,518,508	$917,779,537	$8,991,145,354	$295,904,506

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

63	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares ESG Aware MSCI USA Small-Cap ETF		iShares ESG MSCI EM Leaders ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Period From 02/05/20(a) to 08/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,070,608	$347,114	$9,624,890
Net realized loss	(7,511,367)	(900,516)	(9,867,055)
Net change in unrealized appreciation (depreciation)	35,550,785	83,278	12,292,446

Net increase (decrease) in net assets resulting from operations	30,110,026	(470,124)	12,050,281

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,531,147)	(262,083)	(4,354,836)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	280,096,417	46,890,216	640,273,094

NET ASSETS
Total increase in net assets	308,675,296	46,158,009	647,968,539
Beginning of period	57,663,750	11,505,741	—

End of period	$366,339,046	$57,663,750	$647,968,539

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	64

Statements of Changes in Net Assets  (continued)

	iShares ESG MSCI USA Leaders ETF		iShares MSCI Global Impact ETF
		Period From
	Year Ended	05/07/19 (a)	Year Ended	Year Ended
	08/31/20	to 08/31/19	08/31/20	08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$33,632,577	$7,848,123	$1,659,880	$809,310
Net realized gain (loss)	(962,704)	(1,434,104)	16,414,488	(1,049,458)
Net change in unrealized appreciation (depreciation)	391,890,722	43,993,349	22,785,059	324,357

Net increase in net assets resulting from operations	424,560,595	50,407,368	40,859,427	84,209

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(31,557,896)	(2,800,982)	(1,233,842)	(871,734)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	592,159,848	1,531,458,714	81,803,802	17,033,525

NET ASSETS
Total increase in net assets	985,162,547	1,579,065,100	121,429,387	16,246,000
Beginning of period	1,579,065,100	—	54,174,461	37,928,461

End of period	$2,564,227,647	$1,579,065,100	$175,603,848	$54,174,461

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

65	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI EAFE ETF
					Period From
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	06/28/16 to 08/31/16	(a)

Net asset value, beginning of period	$62.01	$65.51	$64.28	$55.84	$50.87

Net investment income(b)	1.53	2.12	2.16	1.87	0.16
Net realized and unrealized gain (loss)(c)	2.85	(3.92)	0.83	7.68	4.81

Net increase (decrease) from investment operations	4.38	(1.80)	2.99	9.55	4.97

Distributions(d)
From net investment income	(1.18)	(1.70)	(1.76)	(1.11)	—

Total distributions	(1.18)	(1.70)	(1.76)	(1.11)	—

Net asset value, end of period	$65.21	$62.01	$65.51	$64.28	$55.84

Total Return
Based on net asset value	7.12%	(2.68)%	4.64%	17.16%	9.79	%(e)

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.38%	0.40	%(f)

Net investment income	2.47%	3.39%	3.22%	3.10%	1.67	%(f)

Supplemental Data
Net assets, end of period (000)	$3,025,519	$917,780	$360,309	$122,123	$5,584

Portfolio turnover rate(g)	30%	26%	24%	9%	5	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	66

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI USA ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Period From 12/01/16 to 08/31/17	(a)

Net asset value, beginning of period	$64.33	$63.85	$54.15	$47.79

Net investment income(b)	1.22	1.17	1.09	0.71
Net realized and unrealized gain(c)	15.13	0.40	9.52	6.22

Net increase from investment operations	16.35	1.57	10.61	6.93

Distributions(d)
From net investment income	(0.94)	(1.09)	(0.80)	(0.57)
From net realized gain	—	—	(0.11)	—

Total distributions	(0.94)	(1.09)	(0.91)	(0.57)

Net asset value, end of period	$79.74	$64.33	$63.85	$54.15

Total Return
Based on net asset value	25.79%	2.59%	19.79%	14.55	%(e)

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.27	%(f)

Net investment income	1.76%	1.88%	1.83%	1.85	%(f)

Supplemental Data
Net assets, end of period (000)	$8,991,145	$295,905	$98,974	$10,830

Portfolio turnover rate(g)	38%	27%	28%	22	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

67	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares ESG Aware MSCI USA Small-Cap ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Period From 04/10/18 to 08/31/18	(a)

Net asset value, beginning of period	$26.21	$28.76	$25.47

Net investment income(b)	0.33	0.36	0.12
Net realized and unrealized gain (loss)(c)	1.10	(2.58)	3.23

Net increase (decrease) from investment operations	1.43	(2.22)	3.35

Distributions(d)
From net investment income	(0.30)	(0.33)	(0.06)

Total distributions	(0.30)	(0.33)	(0.06)

Net asset value, end of period	$27.34	$26.21	$28.76

Total Return
Based on net asset value	5.57%	(7.69)%	13.16	%(e)

Ratios to Average Net Assets
Total expenses	0.17%	0.17%	0.17	%(f)

Net investment income	1.32%	1.35%	1.17	%(f)

Supplemental Data
Net assets, end of period (000)	$366,339	$57,664	$11,506

Portfolio turnover rate(g)	50%	34%	15	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	68

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares ESG MSCI EM Leaders ETF
	Period From 02/05/20 to 08/31/20	(a)

Net asset value, beginning of period	$51.43

Net investment income(b)	0.79
Net realized and unrealized loss(c)	(0.03)

Net increase from investment operations	0.76

Distributions(d)
From net investment income	(0.35)

Total distributions	(0.35)

Net asset value, end of period	$51.84

Total Return
Based on net asset value	1.54	%(e)

Ratios to Average Net Assets
Total expenses	0.16	%(f)

Net investment income	3.04	%(f)

Supplemental Data
Net assets, end of period (000)	$647,969

Portfolio turnover rate(g)	19	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

69	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares ESG MSCI USA Leaders ETF
	Year Ended 08/31/20	Period From 05/07/19 to 08/31/19	(a)

Net asset value, beginning of period	$50.77	$49.23

Net investment income(b)	0.94	0.32
Net realized and unrealized gain(c)	9.75	1.34

Net increase from investment operations	10.69	1.66

Distributions(d)
From net investment income	(0.91)	(0.12)

Total distributions	(0.91)	(0.12)

Net asset value, end of period	$60.55	$50.77

Total Return
Based on net asset value	21.45%	3.38	%(e)

Ratios to Average Net Assets
Total expenses	0.10%	0.11	%(f)

Total expenses after fees waived	0.10%	0.10	%(f)

Net investment income	1.77%	2.00	%(f)

Supplemental Data
Net assets, end of period (000)	$2,564,228	$1,579,065

Portfolio turnover rate(g)	9%	4	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	70

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Global Impact ETF
	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18	Year Ended 08/31/17	Period From 04/20/16 to 08/31/16	(a)

Net asset value, beginning of period	$57.03	$58.35	$55.92	$49.61	$48.70

Net investment income(b)	1.19	1.02	1.32	1.05	0.49
Net realized and unrealized gain (loss)(c)	24.32	(1.29)	2.65	6.44	0.65

Net increase (decrease) from investment operations	25.51	(0.27)	3.97	7.49	1.14

Distributions(d)
From net investment income	(0.86)	(1.05)	(1.54)	(1.18)	(0.23)

Total distributions	(0.86)	(1.05)	(1.54)	(1.18)	(0.23)

Net asset value, end of period	$81.68	$57.03	$58.35	$55.92	$49.61

Total Return
Based on net asset value	45.10%	(0.40)%	7.16%	15.27%	2.38	%(e)

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49	%(f)

Net investment income	1.82%	1.79%	2.26%	2.05%	2.76	%(f)

Supplemental Data
Net assets, end of period (000)	$175,604	$54,174	$37,928	$25,164	$14,884

Portfolio turnover rate(g)	47%	43%	36%	32%	28	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
ESG Aware MSCI EAFE(a)	Diversified
ESG Aware MSCI USA(b)	Diversified(c)
ESG Aware MSCI USA Small-Cap(d)	Non-diversified
ESG MSCI EM Leaders(e)	Non-diversified
ESG MSCI USA Leaders	Non-diversified
MSCI Global Impact	Diversified

(a)	Formerly the iShares ESG MSCI EAFE ETF.
(b)	Formerly the iShares ESG MSCI USA ETF.
(c)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(d)	Formerly the iShares ESG MSCI USA Small-Cap ETF.
(e)	The Fund commenced operations on February 05, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

N O T E S T O F I N A N C I A L S T A T E M E N T S	72

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

73	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

ESG Aware MSCI EAFE
Citigroup Global Markets Inc.	$215,246	$215,246		$—	$—
Credit Suisse AG	5,750	5,750		—	—
Credit Suisse Securities (USA) LLC	54,889	54,889		—	—
Goldman Sachs & Co.	5,940,226	5,940,226		—	—
Morgan Stanley & Co. LLC	11,286,611	11,286,611		—	—

	$17,502,722	$17,502,722		$—	$—

ESG Aware MSCI USA
SG Americas Securities LLC	$624,388	$624,388		$—	$—
UBS AG	2,635,199	2,635,199		—	—
Wells Fargo Bank, National Association	233,718	233,718		—	—

	$3,493,305	$3,493,305		$—	$—

ESG Aware MSCI USA Small-Cap
Barclays Capital Inc.	$589,393	$589,393		$—	$—
BofA Securities, Inc.	787,483	787,483		—	—
Citadel Clearing LLC	99,607	99,607		—	—
Citigroup Global Markets Inc.	1,107,035	1,107,035		—	—
Credit Suisse Securities (USA) LLC	949,413	949,413		—	—
HSBC Bank PLC	248,795	248,795		—	—
Morgan Stanley & Co. LLC	6,509,900	6,509,900		—	—
National Financial Services LLC	1,512,184	1,512,184		—	—
Scotia Capital (USA) Inc.	74,158	74,158		—	—
State Street Bank & Trust Company	215,188	215,188		—	—
TD Prime Services LLC	370,996	370,996		—	—
UBS AG	1,058,911	1,058,911		—	—

	$13,523,063	$13,523,063		$—	$—

ESG MSCI EM Leaders
Jefferies LLC	$1,952,059	$1,948,299		$—	$(3,760	)(b)
Morgan Stanley & Co. International PLC	113,426	113,426		—	—
Morgan Stanley & Co. LLC	2,087,758	2,085,086		—	(2,672	)(b)

	$4,153,243	$4,146,811		$—	$(6,432)

ESG MSCI USA Leaders
Citigroup Global Markets Inc.	$621,784	$621,784		$—	$—
Goldman Sachs & Co.	136,913	136,913		—	—
JPMorgan Securities LLC	3,575	3,575		—	—
Morgan Stanley & Co. LLC	23,190	23,190		—	—
Wells Fargo Securities LLC	415,550	415,550		—	—

	$1,201,012	$1,201,012		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	74

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI Global Impact
Morgan Stanley & Co. LLC	$715,232	$715,232		$—	$—
UBS AG	43,650	43,650		—	—

	$758,882	$758,882		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
ESG Aware MSCI EAFE	0.20%
ESG Aware MSCI USA	0.15
ESG Aware MSCI USA Small-Cap	0.17
ESG MSCI EM Leaders	0.16
ESG MSCI USA Leaders	0.10
MSCI Global Impact	0.49

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the

75	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

“collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of the iShares ESG Aware MSCI USA ETF, iShares ESG MSCI USA Leaders ETF and iShares ESG Aware MSCI USA Small-Cap ETF (the “Group 1 Funds”), retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of the iShares ESG Aware MSCI EAFE ETF, iShares ESG MSCI EM Leaders ETF and iShares MSCI Global Impact ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each Group 1 Fund retained 73.5% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
ESG Aware MSCI EAFE	$29,081
ESG Aware MSCI USA	64,721
ESG Aware MSCI USA Small-Cap	25,875
ESG MSCI EM Leaders	1,300
ESG MSCI USA Leaders	35,678
MSCI Global Impact	30,359

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Aware MSCI EAFE	$16,587,736	$52,930,376	$(5,039,619)
ESG Aware MSCI USA	47,610,182	88,454,754	(5,905,797)
ESG Aware MSCI USA Small-Cap	16,076,677	13,591,304	(750,360)
ESG MSCI EM Leaders	5,537,495	13,757,720	1,247,979
ESG MSCI USA Leaders	40,204,096	39,937,892	(5,375,590)
MSCI Global Impact	5,199,924	7,609,941	274,069

N O T E S T O F I N A N C I A L S T A T E M E N T S	76

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
ESG Aware MSCI EAFE	$666,901,049	$531,966,542
ESG Aware MSCI USA	1,621,960,600	1,577,062,265
ESG Aware MSCI USA Small-Cap	86,863,721	81,635,920
ESG MSCI EM Leaders	545,859,663	96,994,259
ESG MSCI USA Leaders	173,665,330	171,984,171
MSCI Global Impact	64,990,841	43,690,384

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
ESG Aware MSCI EAFE	$1,823,735,900	$37,622,067
ESG Aware MSCI USA	8,457,397,866	1,310,228,818
ESG Aware MSCI USA Small-Cap	281,644,154	6,758,956
ESG MSCI EM Leaders	196,071,816	—
ESG MSCI USA Leaders	753,941,382	159,762,845
MSCI Global Impact	85,513,520	25,505,279

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
ESG Aware MSCI EAFE	$7,181,040	$(7,181,040)
ESG Aware MSCI USA	242,580,894	(242,580,894)
ESG Aware MSCI USA Small-Cap	1,518,135	(1,518,135)
ESG MSCI USA Leaders	25,592,788	(25,592,788)
MSCI Global Impact	17,476,187	(17,476,187)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

ESG Aware MSCI EAFE
Ordinary income	$35,253,292	$19,168,507

ESG Aware MSCI USA
Ordinary income	$48,261,940	$2,815,030

ESG Aware MSCI USA Small-Cap
Ordinary income	$1,531,147	$262,083

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Notes to Financial Statements  (continued)

iShares ETF	Period Ended 08/31/20

ESG MSCI EM Leaders
Ordinary income	$4,354,836

iShares ETF	Year Ended 08/31/20	Period Ended 08/31/19

ESG MSCI USA Leaders
Ordinary income	$31,557,896	$2,800,982

iShares ETF	Year Ended 08/31/20	Year Ended 08/31/19

MSCI Global Impact Ordinary income	$1,233,842	$871,734

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
ESG Aware MSCI EAFE	$14,848,124	$(97,367,379)	$257,386,066	$174,866,811
ESG Aware MSCI USA	24,595,262	(120,119,946)	1,372,102,189	1,276,577,505
ESG Aware MSCI USA Small-Cap	920,017	(10,085,592)	35,910,235	26,744,660
ESG MSCI EM Leaders	7,141,800	(10,436,510)	10,990,155	7,695,445
ESG MSCI USA Leaders	7,121,822	(26,461,692)	433,895,353	414,555,483
MSCI Global Impact	649,513	(3,080,222)	24,142,909	21,712,200

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Aware MSCI EAFE	$2,773,560,846	$355,848,682	$(98,819,851)	$257,028,831
ESG Aware MSCI USA	7,612,036,701	1,527,369,618	(155,267,429)	1,372,102,189
ESG Aware MSCI USA Small-Cap	343,767,705	47,098,586	(11,188,351)	35,910,235
ESG MSCI EM Leaders	640,267,635	84,712,897	(73,380,408)	11,332,489
ESG MSCI USA Leaders	2,130,278,814	513,146,387	(79,251,034)	433,895,353
MSCI Global Impact	151,627,535	27,684,310	(3,562,160)	24,122,150

9.	LINE OF CREDIT

The iShares ESG MSCI EM Leaders ETF, effective February 5, 2020, and iShares MSCI Global Impact ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	78

Notes to Financial Statements  (continued)

For the year ended August 31, 2020, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates
ESG MSCI EM Leaders	$2,627,781	$49,013	2.35%
MSCI Global Impact	101,000	828	2.09

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While

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Notes to Financial Statements  (continued)

offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	80

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

ESG Aware MSCI EAFE
Shares sold	32,200,000	$1,957,484,272	9,300,000	$574,628,544
Shares redeemed	(600,000)	(38,595,330)	—	—

Net increase	31,600,000	$1,918,888,942	9,300,000	$574,628,544

ESG Aware MSCI USA
Shares sold	127,450,000	$8,513,896,093	3,250,000	$199,570,624
Shares redeemed	(19,300,000)	(1,323,495,158)	(200,000)	(12,265,759)

Net increase	108,150,000	$7,190,400,935	3,050,000	$187,304,865

ESG Aware MSCI USA Small-Cap
Shares sold	11,500,000	$286,941,456	1,900,000	$49,470,939
Shares redeemed	(300,000)	(6,845,039)	(100,000)	(2,580,723)

Net increase	11,200,000	$280,096,417	1,800,000	$46,890,216

	Period Ended 08/31/20

iShares ETF	Shares	Amount

ESG MSCI EM Leaders Shares sold	12,500,000	$640,273,094

	Year Ended 08/31/20		Period Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

ESG MSCI USA Leaders
Shares sold	14,250,000	$755,760,037	31,950,000	$1,572,706,856
Shares redeemed	(3,000,000)	(163,600,189)	(850,000)	(41,248,142)

Net increase	11,250,000	$592,159,848	31,100,000	$1,531,458,714

	Year Ended 08/31/20		Year Ended 08/31/19

iShares ETF	Shares	Amount	Shares	Amount

MSCI Global Impact
Shares sold	1,550,000	$107,653,071	350,000	$19,922,627
Shares redeemed	(350,000)	(25,849,269)	(50,000)	(2,889,102)

Net increase	1,200,000	$81,803,802	300,000	$17,033,525

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss

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Notes to Financial Statements  (continued)

orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	82

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF,

iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI EM Leaders ETF,

iShares ESG MSCI USA Leaders ETF and iShares MSCI Global Impact ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI EM Leaders ETF, iShares ESG MSCI USA Leaders ETF and iShares MSCI Global Impact ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF and iShares MSCI Global Impact ETF: statements of operations for the year ended August 31, 2020 and statements of changes in net assets for each of the two years in the period ended August 31, 2020.

iShares ESG MSCI USA Leaders ETF: statement of operations for the year ended August 31, 2020 and statements of changes in net assets for the year ended August 31, 2020 and for the period May 7, 2019 (commencement of operations) to August 31, 2019.

iShares ESG MSCI EM Leaders ETF: statements of operations and changes in net assets for the period February 5, 2020 (commencement of operations) to August 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
ESG Aware MSCI USA	96.67%
ESG Aware MSCI USA Small-Cap	80.03%
ESG MSCI USA Leaders	96.08%
MSCI Global Impact	33.57%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
ESG Aware MSCI EAFE	$47,667,974
ESG Aware MSCI USA	70,550,664
ESG Aware MSCI USA Small-Cap	1,861,487
ESG MSCI EM Leaders	7,130,506
ESG MSCI USA Leaders	34,122,432
MSCI Global Impact	1,624,810

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Business Income
ESG Aware MSCI USA	$255,332
ESG Aware MSCI USA Small-Cap	63,044
ESG MSCI USA Leaders	364,699
MSCI Global Impact	16,336

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Aware MSCI EAFE	$51,467,567	$3,985,301
ESG MSCI EM Leaders	12,648,947	1,354,525
MSCI Global Impact	1,379,950	85,258

I M P O R T A N T T A X I N F O R M A T I O N	84

Board Review and Approval of Investment Advisory Contract

iShares ESG Aware MSCI EAFE ETF, iShares ESG Aware MSCI USA ETF, iShares ESG Aware MSCI USA Small-Cap ETF, iShares ESG MSCI USA Leaders ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA

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and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares ESG MSCI EM Leaders ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the

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Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on December 1-3, 2019, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative

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complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares MSCI Global Impact ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

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Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

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Board Review and Approval of Investment Advisory Contract  (continued)

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	90

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
ESG Aware MSCI EAFE	$1.182955	$—	$—	$1.182955	100%	—%	—%		100%
ESG Aware MSCI USA(a)	0.941567	—	0.000168	0.941735	100	—	0	(b)	100
ESG Aware MSCI USA Small-Cap(a)	0.294766	—	0.003122	0.297888	99	—	1		100
ESG MSCI EM Leaders	0.349786	—	—	0.349786	100	—	—		100
ESG MSCI USA Leaders(a)	0.914191	—	0.000131	0.914322	100	—	0	(b)	100
MSCI Global Impact(a)	0.857526	—	0.000376	0.857902	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares ESG MSCI EM Leaders ETF and iShares ESG MSCI USA Leaders ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

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Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

For the iShares ESG MSCI EM Leaders ETF, appropriate quantitative disclosures will be made in due course once a full performance year has been completed.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares ESG MSCI USA Leaders ETF in respect of the Company’s financial year ending December 31, 2019 was USD 151.28 thousand. This figure is comprised of fixed remuneration of USD 69.94 thousand and variable remuneration of USD 81.34 thousand. There were a total of 448 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares ESG MSCI USA Leaders ETF in respect of the Company’s financial year ending December 31, 2019, to its senior management was USD 19.29 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.27 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	92

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., ParkAvenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	94

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

Portfolio Abbreviations - Fixed Income

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	96

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-817-0820

AUGUST 31, 2020

2020 Annual Report

iShares Trust

•	iShares MSCI Japan Equal Weighted ETF | EWJE | NASDAQ
•	iShares MSCI Japan Value ETF | EWJV | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.63%	21.94%

U.S. small cap equities (Russell 2000® Index)	6.57	6.02

International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13

Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

M A R K E T O V E R V I E W	4

Fund Summary as of August 31, 2020	iShares® MSCI Japan Equal Weighted ETF

Investment Objective

The iShares MSCI Japan Equal Weighted ETF (the “Fund”) seeks to track the investment results of an index composed of equal weighted Japanese equities, as represented by the MSCI Japan Equal Weighted Index (USD) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	7.98%	4.47%	7.98%	6.75%
Fund Market	7.98	4.38	7.98	6.62
Index	7.63	4.17	7.63	6.26

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/5/19. The first day of secondary market trading was 3/7/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,092.20	$ 0.79		$ 1,000.00	$ 1,024.40	$ 0.76		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

5	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Japan Equal Weighted ETF

Portfolio Management Commentary

Japanese equal weighted stocks advanced for the reporting period despite a deep recession driven by the coronavirus pandemic. Economic growth was already stagnant at the end of 2019 due to decreased exports amid slowing global trade and lower private consumption following a sales tax increase. Business closures in early 2020 sharply reduced economic activity, and Japan experienced the largest contraction on record in the second quarter of 2020. Following steep declines in the first quarter of 2020, Japanese equities rebounded in the second quarter, bolstered by massive government stimulus and a resumption of global business activity.

The healthcare sector contributed the most to the Index’s return. Pharmaceuticals companies posted strong gains amid positive investor sentiment about new cancer drugs and treatments for coronavirus patients. Solid profit growth among medical equipment manufacturers and makers of technology that reduce patient contact with healthcare providers benefited healthcare equipment and services stocks. The information technology sector was also a key contributor. Artificial intelligence solutions to limit personal contact and new virus tracking software bolstered the software and services industry. Technology hardware and equipment stocks, which advanced amid ongoing adoption of robotics and automated systems in manufacturing, also buoyed the sector’s gains.

The capital goods industry supported gains in the industrials sector. Rising demand for contactless automated manufacturing systems and strong power tools sales amid an increase in home improvement activity bolstered machinery manufacturers’ returns. In the communication services sector, interactive media and services companies benefited from consumers staying at home, gaining amid higher search portal usage, while entertainment companies advanced due to higher video game and gaming console purchases. On the downside, the real estate sector declined due to office vacancies and concerns about lower demand amid increased remote working.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	23.2%
Consumer Discretionary	16.2
Consumer Staples	10.4
Information Technology	10.1
Financials	9.6
Materials	8.6
Health Care	7.1
Real Estate	6.0
Communication Services	4.8
Utilities	3.0
Energy	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Shimano Inc.	0.6%
Nitori Holdings Co. Ltd.	0.6
Daikin Industries Ltd.	0.6
Obic Co. Ltd.	0.5
Cosmos Pharmaceutical Corp.	0.5
FANUC Corp.	0.5
Central Japan Railway Co.	0.4
Omron Corp.	0.4
Advantest Corp.	0.4
Makita Corp.	0.4

(a)	Excludes money market funds.

F U N D S U M M A R Y	6

Fund Summary as of August 31, 2020	iShares® MSCI Japan Value ETF

Investment Objective

The iShares MSCI Japan Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities with value characteristics and relatively lower valuations, as represented by the MSCI Japan Value Index (USD) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.71%	(0.29)%	1.71%	(0.43)%
Fund Market	1.92	(0.23)	1.92	(0.35)
Index	1.55	(0.53)	1.55	(0.78)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/5/19. The first day of secondary market trading was 3/7/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,007.50	$0.76		$1,000.00	$1,024.40	$0.76		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

7	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2020 (continued)	iShares® MSCI Japan Value ETF

Portfolio Management Commentary

Japanese value stocks advanced for the reporting period despite a deep recession driven by the coronavirus pandemic. Economic growth was already stagnant at the end of 2019 due to decreased exports amid slowing global trade and lower private consumption following a sales tax increase. Business closures in early 2020 sharply reduced economic activity, and Japan experienced the largest contraction on record in the second quarter of 2020. Following steep declines in the first quarter of 2020, Japanese equities rebounded in the second quarter, bolstered by massive government stimulus and a resumption of global business activity.

The communication services sector contributed the most to the Index’s return, driven by wireless telecommunication services stocks, which advanced amid expectations of 5G service rollouts. A major acquisition, along with gains in the portfolio companies of a large technology investment conglomerate, also supported the industry’s returns. The sector also benefited from changing behavior patterns, gaining amid higher search portal usage and rising online sales of interactive media and services companies as consumers spent more time at home.

The healthcare sector also contributed to the Index’s return. Pharmaceuticals companies advanced amid programs to streamline operations by shedding consumer healthcare products in favor of more profitable prescription medications, such as cancer treatments. Positive developments in increasing domestic production capacity for coronavirus vaccines also supported the sector’s performance.

On the downside, real estate stocks detracted from the Index’s return. Canceled office leases and concerns about declining demand amid an increase in remote working, along with missed rent payments by retailers and hotel operators, weighed on the real estate sector. The postponement of the 2020 Tokyo Olympics also constrained returns.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Consumer Discretionary	21.7%
Industrials	20.9
Financials	16.4
Communication Services	11.1
Information Technology	8.2
Materials	5.8
Real Estate	5.6
Consumer Staples	4.4
Utilities	3.0
Health Care	1.6
Energy	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Toyota Motor Corp.	8.1%
Mitsubishi UFJ Financial Group Inc.	3.0
SoftBank Group Corp.	3.0
KDDI Corp.	2.8
Honda Motor Co. Ltd.	2.4
Sumitomo Mitsui Financial Group Inc.	2.3
NTT DOCOMO Inc.	1.9
Mizuho Financial Group Inc.	1.9
Mitsui & Co. Ltd.	1.7
Nippon Telegraph & Telephone Corp.	1.7

(a)	Excludes money market funds.

F U N D S U M M A R Y	8

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.6%
SG Holdings Co. Ltd.	400	$18,388
Yamato Holdings Co. Ltd.	800	20,912

		39,300

Airlines — 0.7%
ANA Holdings Inc.(a)	1,000	24,966
Japan Airlines Co. Ltd.	1,200	23,922

		48,888

Auto Components — 3.8%
Aisin Seiki Co. Ltd.	600	20,623
Bridgestone Corp.	600	19,017
Denso Corp.	600	25,218
JTEKT Corp.	3,000	23,169
Koito Manufacturing Co. Ltd.	400	19,388
NGK Spark Plug Co. Ltd.	1,200	20,652
Stanley Electric Co. Ltd.	800	22,934
Sumitomo Electric Industries Ltd.	1,800	21,200
Sumitomo Rubber Industries Ltd.	2,400	23,107
Toyoda Gosei Co. Ltd.	1,000	21,830
Toyota Industries Corp.	400	23,311
Yokohama Rubber Co. Ltd. (The)	1,400	21,928

		262,377

Automobiles — 2.9%
Honda Motor Co. Ltd.	800	20,587
Isuzu Motors Ltd.	2,200	21,762
Mazda Motor Corp.	3,400	21,802
Mitsubishi Motors Corp.	9,000	21,642
Nissan Motor Co. Ltd.	5,400	21,973
Subaru Corp.	1,000	20,769
Suzuki Motor Corp.	600	24,607
Toyota Motor Corp.	400	26,427
Yamaha Motor Co. Ltd.	1,400	22,060

		201,629

Banks — 4.9%
Aozora Bank Ltd.	1,200	21,557
Bank of Kyoto Ltd. (The)	600	25,574
Chiba Bank Ltd. (The)	4,000	20,746
Concordia Financial Group Ltd.	6,600	21,908
Fukuoka Financial Group Inc.	1,400	23,169
Japan Post Bank Co. Ltd.	2,600	20,914
Mebuki Financial Group Inc.	9,600	23,266
Mitsubishi UFJ Financial Group Inc.	5,000	20,864
Mizuho Financial Group Inc.	16,800	22,781
Resona Holdings Inc.	5,800	21,330
Seven Bank Ltd.	8,200	20,569
Shinsei Bank Ltd.	1,800	21,031
Shizuoka Bank Ltd. (The)	3,400	23,629
Sumitomo Mitsui Financial Group Inc.	800	23,522
Sumitomo Mitsui Trust Holdings Inc.	800	23,167

		334,027

Beverages — 1.6%
Asahi Group Holdings Ltd.	600	21,008
Coca-Cola Bottlers Japan Holdings Inc.	1,200	20,007
Ito En Ltd.	400	24,178
Kirin Holdings Co. Ltd.	1,000	19,662
Suntory Beverage & Food Ltd.	600	23,141

		107,996

Security	Shares	Value

Biotechnology — 0.2%
PeptiDream Inc.(a)	400	$16,238

Building Products — 1.6%
AGC Inc.	800	22,669
Daikin Industries Ltd.	200	37,654
LIXIL Group Corp.	1,400	25,744
TOTO Ltd.	600	26,338

		112,405

Capital Markets — 1.3%
Daiwa Securities Group Inc.	4,600	20,735
Japan Exchange Group Inc.	800	20,731
Nomura Holdings Inc.	4,200	21,565
SBI Holdings Inc.	1,000	22,754

		85,785

Chemicals — 6.1%
Air Water Inc.	1,600	22,481
Asahi Kasei Corp.	2,600	21,821
Daicel Corp.	3,200	23,235
JSR Corp.	1,000	21,312
Kansai Paint Co. Ltd.	1,000	23,848
Kuraray Co. Ltd.	2,000	20,463
Mitsubishi Chemical Holdings Corp.	3,600	21,041
Mitsubishi Gas Chemical Co. Inc.	1,400	25,004
Mitsui Chemicals Inc.	1,000	23,509
Nippon Paint Holdings Co. Ltd.	200	17,162
Nissan Chemical Corp.	400	21,199
Nitto Denko Corp.	400	24,292
Shin-Etsu Chemical Co. Ltd.	200	24,301
Showa Denko KK	1,000	19,492
Sumitomo Chemical Co. Ltd.	6,600	21,472
Taiyo Nippon Sanso Corp.	1,200	21,116
Teijin Ltd.	1,400	21,968
Toray Industries Inc.	4,400	20,899
Tosoh Corp.	1,400	20,793

		415,408

Commercial Services & Supplies — 1.5%
Dai Nippon Printing Co. Ltd.	1,000	21,255
Park24 Co. Ltd.	1,200	21,681
Secom Co. Ltd.	200	18,907
Sohgo Security Services Co. Ltd.	400	18,690
Toppan Printing Co. Ltd.	1,400	21,757

		102,290

Construction & Engineering — 1.5%
JGC Holdings Corp.	2,000	22,085
Kajima Corp.	1,600	19,931
Obayashi Corp.	2,200	21,514
Shimizu Corp.	2,800	21,546
Taisei Corp.	600	20,736

		105,812

Construction Materials — 0.3%
Taiheiyo Cement Corp.	800	20,339

Consumer Finance — 0.3%
Acom Co. Ltd.	5,400	21,082

Diversified Consumer Services — 0.3%
Benesse Holdings Inc.	800	20,376

Diversified Financial Services — 0.9%
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,400	20,787

S C H E D U L E O F I N V E ST M E N T S	10

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
ORIX Corp.	1,800	$22,439
Tokyo Century Corp.	400	20,520

		63,746

Diversified Telecommunication Services — 0.3%
Nippon Telegraph & Telephone Corp.	800	18,192

Electric Utilities — 1.8%
Chubu Electric Power Co. Inc.	1,600	19,758
Chugoku Electric Power Co. Inc. (The)	1,600	19,494
Kansai Electric Power Co. Inc. (The)	2,200	21,659
Kyushu Electric Power Co. Inc.	2,400	21,251
Tohoku Electric Power Co. Inc.	2,000	20,274
Tokyo Electric Power Co. Holdings Inc.(a)	7,000	20,595

		123,031

Electrical Equipment — 0.9%
Fuji Electric Co. Ltd.	800	25,008
Mitsubishi Electric Corp.	1,600	22,074
Nidec Corp.	200	16,806

		63,888

Electronic Equipment, Instruments & Components — 3.0%
Hamamatsu Photonics KK	400	18,219
Hirose Electric Co. Ltd.	200	22,651
Hitachi Ltd.	600	19,972
Kyocera Corp.	400	22,960
Murata Manufacturing Co. Ltd.	400	23,688
Omron Corp.	400	29,308
Shimadzu Corp.	800	23,877
TDK Corp.	200	20,765
Yokogawa Electric Corp.	1,400	22,879

		204,319

Entertainment — 1.4%
Konami Holdings Corp.	600	23,113
Nexon Co. Ltd.	1,000	23,414
Square Enix Holdings Co. Ltd.	400	26,366
Toho Co. Ltd.	600	22,802

		95,695

Equity Real Estate Investment Trusts (REITs) — 3.3%
Daiwa House REIT Investment Corp.	8	20,897
GLP J-REIT	14	21,598
Japan Prime Realty Investment Corp.	8	24,178
Japan Real Estate Investment Corp.	4	22,406
Japan Retail Fund Investment Corp.	16	24,126
Nippon Building Fund Inc.	4	24,103
Nippon Prologis REIT Inc.	8	26,178
Nomura Real Estate Master Fund Inc.(a)	14	17,941
Orix JREIT Inc.	14	20,819
United Urban Investment Corp.	20	22,255

		224,501

Food & Staples Retailing — 3.1%
Aeon Co. Ltd.	800	19,833
Cosmos Pharmaceutical Corp.	200	35,174
FamilyMart Co. Ltd.	1,000	22,160
Kobe Bussan Co. Ltd.	400	23,575
Lawson Inc.	400	19,727
Seven & i Holdings Co. Ltd.	600	19,424
Sundrug Co. Ltd.	600	22,321
Tsuruha Holdings Inc.	200	26,706

Security	Shares	Value

Food & Staples Retailing (continued)
Welcia Holdings Co. Ltd.	600	$25,659

		214,579

Food Products — 2.9%
Ajinomoto Co. Inc.	1,200	22,360
Calbee Inc.	600	18,700
Kikkoman Corp.	400	21,727
MEIJI Holdings Co. Ltd.	200	16,144
NH Foods Ltd.	400	18,124
Nisshin Seifun Group Inc.	1,200	19,814
Nissin Foods Holdings Co. Ltd.	200	19,992
Toyo Suisan Kaisha Ltd.	400	22,707
Yakult Honsha Co. Ltd.	400	22,821
Yamazaki Baking Co. Ltd.	1,200	19,531

		201,920

Gas Utilities — 0.9%
Osaka Gas Co. Ltd.	1,000	19,548
Toho Gas Co. Ltd.	400	17,615
Tokyo Gas Co. Ltd.	1,000	22,222

		59,385

Health Care Equipment & Supplies — 1.6%
Asahi Intecc Co. Ltd.	800	23,726
Hoya Corp.	200	19,642
Olympus Corp.	1,200	23,752
Sysmex Corp.	200	17,459
Terumo Corp.	600	24,386

		108,965

Health Care Providers & Services — 0.9%
Alfresa Holdings Corp.	1,000	20,086
Medipal Holdings Corp.	1,000	19,115
Suzuken Co. Ltd.	600	22,292

		61,493

Health Care Technology — 0.3%
M3 Inc.	400	23,160

Hotels, Restaurants & Leisure — 0.7%
McDonald’s Holdings Co. Japan Ltd.	400	19,614
Oriental Land Co. Ltd.	200	27,140

		46,754

Household Durables — 2.8%
Casio Computer Co. Ltd.	1,400	22,562
Iida Group Holdings Co. Ltd.	1,200	23,424
Nikon Corp.	2,600	20,399
Panasonic Corp.	2,400	22,132
Rinnai Corp.	200	18,501
Sekisui Chemical Co. Ltd.	1,400	22,404
Sekisui House Ltd.	1,200	23,718
Sharp Corp.	1,800	22,355
Sony Corp.	200	15,671

		191,166

Household Products — 1.0%
Lion Corp.	1,000	21,180
Pigeon Corp.	400	18,275
Unicharm Corp.	600	26,106

		65,561

Independent Power and Renewable Electricity Producers — 0.3%
Electric Power Development Co. Ltd.	1,400	21,110

Industrial Conglomerates — 0.6%
Keihan Holdings Co. Ltd.	400	17,238

11	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
Toshiba Corp.	800	$23,047

		40,285

Insurance — 2.3%
Dai-ichi Life Holdings Inc.	1,400	21,195
Japan Post Holdings Co. Ltd.	3,000	22,171
Japan Post Insurance Co. Ltd.	1,600	25,559
MS&AD Insurance Group Holdings Inc.	800	22,187
Sompo Holdings Inc.	600	22,519
T&D Holdings Inc.	2,200	23,028
Tokio Marine Holdings Inc.	400	18,445

		155,104

Interactive Media & Services — 1.0%
Kakaku.com Inc.	800	21,327
LINE Corp.(a)	400	20,368
Z Holdings Corp.	3,800	25,263

		66,958

Internet & Direct Marketing Retail — 0.9%
Mercari Inc.(a)	400	18,143
Rakuten Inc.	2,400	21,116
ZOZO Inc.	800	22,511

		61,770

IT Services — 3.3%
Fujitsu Ltd.	200	26,064
GMO Payment Gateway Inc.	200	21,142
Itochu Techno-Solutions Corp.	600	21,727
NEC Corp.	400	21,085
Nomura Research Institute Ltd.	800	21,267
NTT Data Corp.	1,800	20,572
Obic Co. Ltd.	200	35,438
Otsuka Corp.	400	19,614
SCSK Corp.	400	21,651
TIS Inc.	1,000	19,992

		228,552

Leisure Products — 1.6%
Bandai Namco Holdings Inc.	400	24,846
Sega Sammy Holdings Inc.	1,800	20,861
Shimano Inc.	200	42,341
Yamaha Corp.	400	19,501

		107,549

Machinery — 6.6%
Amada Co. Ltd.	2,600	23,145
Daifuku Co. Ltd.	200	17,596
FANUC Corp.	200	35,089
Hino Motors Ltd.	3,200	21,546
Hitachi Construction Machinery Co. Ltd.	600	21,048
Hoshizaki Corp.	200	15,295
Kawasaki Heavy Industries Ltd.	1,400	19,829
Komatsu Ltd.	1,000	21,727
Kubota Corp.	1,400	25,302
Kurita Water Industries Ltd.	600	18,784
Makita Corp.	600	27,724
MINEBEA MITSUMI Inc.	1,200	20,810
MISUMI Group Inc.	800	20,987
Mitsubishi Heavy Industries Ltd.	800	19,867
Miura Co. Ltd.	600	24,556
Nabtesco Corp.	600	18,982
NGK Insulators Ltd.	1,400	19,895
NSK Ltd.	2,600	19,933

Security	Shares	Value

Machinery (continued)
Sumitomo Heavy Industries Ltd.	800	$18,204
THK Co. Ltd.	1,000	23,443
Yaskawa Electric Corp.	600	21,585

		455,347

Marine — 0.3%
Nippon Yusen KK	1,400	21,889

Media — 0.9%
CyberAgent Inc.	400	21,312
Dentsu Group Inc.	800	21,002
Hakuhodo DY Holdings Inc.	1,800	22,406

		64,720

Metals & Mining — 2.0%
Hitachi Metals Ltd.	1,600	24,005
JFE Holdings Inc.	2,800	21,202
Maruichi Steel Tube Ltd.	800	21,448
Mitsubishi Materials Corp.	1,000	21,010
Nippon Steel Corp.	2,200	21,669
Sumitomo Metal Mining Co. Ltd.	800	24,420

		133,754

Multiline Retail — 1.3%
Isetan Mitsukoshi Holdings Ltd.	4,000	22,029
Marui Group Co. Ltd.	1,200	21,919
Pan Pacific International Holdings Corp.	1,000	23,490
Ryohin Keikaku Co. Ltd.	1,400	21,915

		89,353

Oil, Gas & Consumable Fuels — 1.0%
ENEOS Holdings Inc.	5,600	21,947
Idemitsu Kosan Co. Ltd.	1,000	22,029
Inpex Corp.	3,400	21,603

		65,579

Paper & Forest Products — 0.3%
Oji Holdings Corp.	4,800	21,681

Personal Products — 1.5%
Kao Corp.	200	15,218
Kobayashi Pharmaceutical Co. Ltd.	200	17,804
Kose Corp.	200	23,443
Pola Orbis Holdings Inc.	1,200	21,738
Shiseido Co. Ltd.	400	23,277

		101,480

Pharmaceuticals — 4.1%
Astellas Pharma Inc.	1,200	18,835
Chugai Pharmaceutical Co. Ltd.	400	17,808
Daiichi Sankyo Co. Ltd.	200	17,817
Eisai Co. Ltd.	200	17,474
Hisamitsu Pharmaceutical Co. Inc.	400	18,445
Kyowa Kirin Co. Ltd.	800	20,686
Nippon Shinyaku Co. Ltd.	200	16,502
Ono Pharmaceutical Co. Ltd.	800	24,133
Otsuka Holdings Co. Ltd.	400	17,566
Santen Pharmaceutical Co. Ltd.	1,000	19,058
Shionogi & Co. Ltd.	400	22,191
Sumitomo Dainippon Pharma Co. Ltd.	1,600	20,248
Taisho Pharmaceutical Holdings Co. Ltd.	400	24,593
Takeda Pharmaceutical Co. Ltd.	600	22,400

		277,756

Professional Services — 0.9%
Nihon M&A Center Inc.	400	19,916

S C H E D U L E O F I N V E S T M E N T S	12

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Equal Weighted ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Persol Holdings Co. Ltd.	1,400	$21,849
Recruit Holdings Co. Ltd.	600	22,779

		64,544

Real Estate Management & Development — 2.7%
Aeon Mall Co. Ltd.	1,600	21,168
Daito Trust Construction Co. Ltd.	200	17,730
Daiwa House Industry Co. Ltd.	800	21,429
Hulic Co. Ltd.	2,200	20,041
Mitsubishi Estate Co. Ltd.	1,400	21,935
Mitsui Fudosan Co. Ltd.	1,200	21,727
Nomura Real Estate Holdings Inc.	1,000	19,133
Sumitomo Realty & Development Co. Ltd.	800	23,620
Tokyu Fudosan Holdings Corp.	5,000	21,500

		188,283

Road & Rail — 4.7%
Central Japan Railway Co.	200	29,968
East Japan Railway Co.	300	19,512
Hankyu Hanshin Holdings Inc.	600	19,492
Keikyu Corp.	1,400	20,885
Keio Corp.	400	24,178
Keisei Electric Railway Co. Ltd.	800	23,537
Kintetsu Group Holdings Co. Ltd.	400	17,577
Kyushu Railway Co.	900	19,842
Nagoya Railroad Co. Ltd.	800	22,323
Nippon Express Co. Ltd.	400	23,650
Odakyu Electric Railway Co. Ltd.	800	19,788
Seibu Holdings Inc.	2,000	21,991
Tobu Railway Co. Ltd.	600	18,728
Tokyu Corp.	1,600	21,395
West Japan Railway Co.	400	21,014

		323,880

Semiconductors & Semiconductor Equipment — 1.6%
Advantest Corp.	600	28,686
Lasertec Corp.	200	15,088
Renesas Electronics Corp.(a)	4,000	25,159
Rohm Co. Ltd.	300	19,294
SUMCO Corp.	1,600	21,696

		109,923

Software — 0.7%
Oracle Corp. Japan	200	23,462
Trend Micro Inc.	400	24,744

		48,206

Specialty Retail — 1.8%
ABC-Mart Inc.	400	21,048

Security	Shares	Value

Specialty Retail (continued)
Nitori Holdings Co. Ltd.	200	$41,831
Shimamura Co. Ltd.	200	16,502
USS Co. Ltd.	1,400	23,645
Yamada Denki Co. Ltd.	4,200	22,536

		125,562

Technology Hardware, Storage & Peripherals — 1.5%
Brother Industries Ltd.	1,200	19,860
Canon Inc.	1,200	20,731
FUJIFILM Holdings Corp.	400	19,033
Ricoh Co. Ltd.	2,800	20,938
Seiko Epson Corp.	1,800	21,489

		102,051

Tobacco — 0.3%
Japan Tobacco Inc.	1,000	18,695

Trading Companies & Distributors — 2.4%
ITOCHU Corp.	1,000	25,682
Marubeni Corp.	4,000	24,125
Mitsubishi Corp.	1,000	23,693
Mitsui & Co. Ltd.	1,200	21,659
MonotaRO Co. Ltd.	600	23,707
Sumitomo Corp.	1,800	23,331
Toyota Tsusho Corp.	800	23,311

		165,508

Transportation Infrastructure — 0.7%
Japan Airport Terminal Co. Ltd.	600	26,988
Kamigumi Co. Ltd.	1,000	20,652

		47,640

Wireless Telecommunication Services — 1.2%
KDDI Corp.	600	17,415
NTT DOCOMO Inc.	800	22,323
Softbank Corp.	1,400	18,384
SoftBank Group Corp.	400	24,887

		83,009

Total Common Stocks — 99.9% (Cost: $7,147,120)		6,850,495

Total Investments in Securities — 99.9% (Cost: $7,147,120)		6,850,495

Other Assets, Less Liabilities — 0.1%		7,877

Net Assets — 100.0%		$6,858,372

(a)	Non-income producing security.

13	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Equal Weighted ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$ (15	)(b)	$15	$—	$—	—	$842	(c)	$—
BlackRock Cash Funds:Treasury, SL Agency Shares(a)	1,000	—	(1,000	)(b)	—	—	—	—	19		—

					$15	$—	$—		$861		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	1	09/10/20	$15	$(20)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$20

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$10,137

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$414

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$32,647

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	14

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Equal Weighted ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,850,495	$—	$—	$6,850,495

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(20)	$—	$—	$(20)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

15	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2020	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.3%
Yamato Holdings Co. Ltd.	900	$23,526

Airlines — 0.4%
ANA Holdings Inc.(a)	600	14,979
Japan Airlines Co. Ltd.	600	11,961

		26,940

Auto Components — 4.4%
Aisin Seiki Co. Ltd.	600	20,623
Bridgestone Corp.	2,100	66,558
Denso Corp.	1,800	75,653
JTEKT Corp.	900	6,951
Koito Manufacturing Co. Ltd.	300	14,541
NGK Spark Plug Co. Ltd.	600	10,326
Stanley Electric Co. Ltd.	600	17,200
Sumitomo Electric Industries Ltd.	3,000	35,334
Sumitomo Rubber Industries Ltd.	600	5,777
Toyoda Gosei Co. Ltd.	300	6,549
Toyota Industries Corp.	600	34,966
Yokohama Rubber Co. Ltd. (The)	600	9,398

		303,876

Automobiles — 13.5%
Honda Motor Co. Ltd.	6,600	169,847
Isuzu Motors Ltd.	2,100	20,773
Mazda Motor Corp.	2,100	13,466
Mitsubishi Motors Corp.	3,000	7,214
Nissan Motor Co. Ltd.	9,000	36,621
Subaru Corp.	2,400	49,847
Suzuki Motor Corp.	1,500	61,516
Toyota Motor Corp.	8,500	561,564
Yamaha Motor Co. Ltd.	1,200	18,909

		939,757

Banks — 9.7%
Aozora Bank Ltd.	600	10,778
Bank of Kyoto Ltd. (The)	300	12,787
Chiba Bank Ltd. (The)	2,100	10,892
Concordia Financial Group Ltd.	4,200	13,941
Fukuoka Financial Group Inc.	600	9,930
Japan Post Bank Co. Ltd.	1,500	12,066
Mebuki Financial Group Inc.	3,900	9,452
Mitsubishi UFJ Financial Group Inc.	49,500	206,551
Mizuho Financial Group Inc.	97,500	132,213
Resona Holdings Inc.	8,400	30,892
Seven Bank Ltd.	2,400	6,020
Shinsei Bank Ltd.	600	7,010
Shizuoka Bank Ltd. (The)	1,800	12,510
Sumitomo Mitsui Financial Group Inc.	5,400	158,774
Sumitomo Mitsui Trust Holdings Inc.	1,500	43,439

		677,255

Beverages — 0.9%
Asahi Group Holdings Ltd.	1,500	52,520
Suntory Beverage & Food Ltd.	300	11,571

		64,091

Building Products — 0.9%
AGC Inc.	900	25,503
LIXIL Group Corp.	1,200	22,066
TOTO Ltd.	300	13,169

		60,738

Security	Shares	Value

Capital Markets — 1.8%
Daiwa Securities Group Inc.	5,700	$25,693
Japan Exchange Group Inc.	600	15,548
Nomura Holdings Inc.	12,600	64,696
SBI Holdings Inc.	900	20,479

		126,416

Chemicals — 3.8%
Air Water Inc.	600	8,430
Asahi Kasei Corp.	5,100	42,803
Daicel Corp.	900	6,535
JSR Corp.	900	19,181
Kuraray Co. Ltd.	600	6,139
Mitsubishi Chemical Holdings Corp.	5,100	29,808
Mitsubishi Gas Chemical Co. Inc.	600	10,716
Mitsui Chemicals Inc.	900	21,158
Nitto Denko Corp.	600	36,437
Showa Denko KK	600	11,695
Sumitomo Chemical Co. Ltd.	5,700	18,544
Teijin Ltd.	600	9,415
Toray Industries Inc.	5,700	27,074
Tosoh Corp.	1,200	17,823

		265,758

Commercial Services & Supplies — 0.9%
Dai Nippon Printing Co. Ltd.	900	19,130
Secom Co. Ltd.	300	28,360
Toppan Printing Co. Ltd.	1,200	18,649

		66,139

Construction & Engineering — 1.5%
JGC Holdings Corp.	900	9,938
Kajima Corp.	1,800	22,423
Obayashi Corp.	2,700	26,403
Shimizu Corp.	2,100	16,159
Taisei Corp.	900	31,105

		106,028

Construction Materials — 0.2%
Taiheiyo Cement Corp.	600	15,254

Diversified Financial Services — 1.3%
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,500	7,087
ORIX Corp.	5,400	67,318
Tokyo Century Corp.	300	15,390

		89,795

Diversified Telecommunication Services — 1.7%
Nippon Telegraph & Telephone Corp.	5,100	115,976

Electric Utilities — 1.7%
Chubu Electric Power Co. Inc.	2,700	33,341
Chugoku Electric Power Co. Inc. (The)	1,200	14,620
Kansai Electric Power Co. Inc. (The)	2,700	26,581
Kyushu Electric Power Co. Inc.	1,500	13,282
Tohoku Electric Power Co. Inc.	1,800	18,247
Tokyo Electric Power Co. Holdings Inc.(a)	5,400	15,888

		121,959

Electrical Equipment — 1.8%
Fuji Electric Co. Ltd.	600	18,756
Mitsubishi Electric Corp.	7,500	103,470

		122,226

Electronic Equipment, Instruments & Components — 3.6%
Hirose Electric Co. Ltd.	100	11,326
Hitachi Ltd.	2,100	69,904

S C H E D U L E O F I N V E S T M E N T S	16

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Kyocera Corp.	1,200	$68,880
Omron Corp.	300	21,981
TDK Corp.	600	62,294
Yokogawa Electric Corp.	900	14,708

		249,093

Equity Real Estate Investment Trusts (REITs) — 3.0%
Daiwa House REIT Investment Corp.	9	23,509
GLP J-REIT	15	23,141
Japan Prime Realty Investment Corp.	3	9,067
Japan Real Estate Investment Corp.	6	33,608
Japan Retail Fund Investment Corp.	9	13,571
Nippon Building Fund Inc.	6	36,154
Nippon Prologis REIT Inc.	6	19,633
Nomura Real Estate Master Fund Inc.(a)	18	23,068
Orix JREIT Inc.	9	13,384
United Urban Investment Corp.	12	13,353

		208,488

Food & Staples Retailing — 1.4%
Seven & i Holdings Co. Ltd.	3,000	97,119

Food Products — 0.7%
NH Foods Ltd.	300	13,593
Nisshin Seifun Group Inc.	600	9,907
Toyo Suisan Kaisha Ltd.	300	17,031
Yamazaki Baking Co. Ltd.	300	4,883

		45,414

Gas Utilities — 1.1%
Osaka Gas Co. Ltd.	1,500	29,322
Toho Gas Co. Ltd.	300	13,211
Tokyo Gas Co. Ltd.	1,500	33,333

		75,866

Health Care Providers & Services — 0.4%
Alfresa Holdings Corp.	900	18,077
Medipal Holdings Corp.	600	11,469

		29,546

Household Durables — 2.6%
Casio Computer Co. Ltd.	300	4,835
Iida Group Holdings Co. Ltd.	600	11,712
Nikon Corp.	1,200	9,415
Panasonic Corp.	9,000	82,994
Sekisui Chemical Co. Ltd.	1,500	24,004
Sekisui House Ltd.	2,400	47,436

		180,396

Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	600	9,047

Insurance — 3.5%
Dai-ichi Life Holdings Inc.	4,500	68,129
Japan Post Holdings Co. Ltd.	6,300	46,559
Japan Post Insurance Co. Ltd.	900	14,377
MS&AD Insurance Group Holdings Inc.	1,200	33,280
Sompo Holdings Inc.	1,500	56,297
T&D Holdings Inc.	2,100	21,981

		240,623

IT Services — 1.5%
Fujitsu Ltd.	800	104,258

Leisure Products — 0.3%
Shimano Inc.	100	21,170

Security	Shares	Value

Machinery — 5.0%
Amada Co. Ltd.	1,200	$10,682
FANUC Corp.	500	87,722
Hino Motors Ltd.	1,200	8,080
Hitachi Construction Machinery Co. Ltd.	300	10,524
Kawasaki Heavy Industries Ltd.	600	8,498
Komatsu Ltd.	3,600	78,216
Kubota Corp.	1,500	27,109
Kurita Water Industries Ltd.	300	9,392
Makita Corp.	600	27,724
Mitsubishi Heavy Industries Ltd.	1,200	29,800
NGK Insulators Ltd.	1,200	17,053
NSK Ltd.	1,500	11,500
Sumitomo Heavy Industries Ltd.	300	6,826
THK Co. Ltd.	300	7,033
Yaskawa Electric Corp.	300	10,793

		350,952

Marine — 0.1%
Nippon Yusen KK	600	9,381

Media — 0.3%
Dentsu Group Inc.	900	23,628

Metals & Mining — 1.5%
Hitachi Metals Ltd.	900	13,503
JFE Holdings Inc.	1,800	13,630
Maruichi Steel Tube Ltd.	300	8,043
Mitsubishi Materials Corp.	600	12,606
Nippon Steel Corp.	3,300	32,504
Sumitomo Metal Mining Co. Ltd.	900	27,472

		107,758

Multiline Retail — 0.5%
Isetan Mitsukoshi Holdings Ltd.	1,200	6,609
Marui Group Co. Ltd.	900	16,439
Ryohin Keikaku Co. Ltd.	900	14,088

		37,136

Oil, Gas & Consumable Fuels — 1.3%
ENEOS Holdings Inc.	12,300	48,205
Idemitsu Kosan Co. Ltd.	692	15,244
Inpex Corp.	3,900	24,780

		88,229

Paper & Forest Products — 0.2%
Oji Holdings Corp.	3,600	16,261

Personal Products — 0.1%
Pola Orbis Holdings Inc.	300	5,435

Pharmaceuticals — 1.2%
Kyowa Kirin Co. Ltd.	600	15,514
Otsuka Holdings Co. Ltd.	900	39,524
Sumitomo Dainippon Pharma Co. Ltd.	600	7,593
Taisho Pharmaceutical Holdings Co. Ltd.	300	18,445

		81,076

Real Estate Management & Development — 2.6%
Aeon Mall Co. Ltd.	300	3,969
Daito Trust Construction Co. Ltd.	300	26,596
Daiwa House Industry Co. Ltd.	2,400	64,286
Mitsubishi Estate Co. Ltd.	1,800	28,202
Nomura Real Estate Holdings Inc.	600	11,480
Sumitomo Realty & Development Co. Ltd.	1,200	35,430

17	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Tokyu Fudosan Holdings Corp.	2,400	$10,320

		180,283

Road & Rail — 4.0%
Central Japan Railway Co.	600	89,905
East Japan Railway Co.	1,200	78,046
Hankyu Hanshin Holdings Inc.	900	29,238
Kyushu Railway Co.	600	13,228
Nagoya Railroad Co. Ltd.	300	8,371
Nippon Express Co. Ltd.	300	17,738
Odakyu Electric Railway Co. Ltd.	300	7,420
West Japan Railway Co.	600	31,521

		275,467

Semiconductors & Semiconductor Equipment — 0.1%
Rohm Co. Ltd.	100	6,431

Software — 0.3%
Trend Micro Inc.	300	18,558

Specialty Retail — 0.4%
USS Co. Ltd.	600	10,133
Yamada Denki Co. Ltd.	3,000	16,097

		26,230

Technology Hardware, Storage & Peripherals — 2.8%
Brother Industries Ltd.	900	14,895
Canon Inc.	4,200	72,558
FUJIFILM Holdings Corp.	1,500	71,375
Ricoh Co. Ltd.	2,700	20,190
Seiko Epson Corp.	1,200	14,326

		193,344

Tobacco — 1.3%
Japan Tobacco Inc.	4,800	89,736

Trading Companies & Distributors — 5.7%
ITOCHU Corp.	2,700	69,343
Marubeni Corp.	6,300	37,998
Mitsubishi Corp.	3,600	85,294
Mitsui & Co. Ltd.	6,600	119,123
Sumitomo Corp.	4,800	62,215
Toyota Tsusho Corp.	900	26,224

		400,197

Transportation Infrastructure — 0.1%
Kamigumi Co. Ltd.	300	6,195

Wireless Telecommunication Services — 9.1%
KDDI Corp.	6,600	191,568
NTT DOCOMO Inc.	4,800	133,936
Softbank Corp.	7,800	102,423
SoftBank Group Corp.	3,300	205,322

		633,249

Total Common Stocks — 99.6% (Cost: $7,287,316)		6,936,300

Total Investments in Securities — 99.6% (Cost: $7,287,316)		6,936,300

Other Assets, Less Liabilities — 0.4%		28,433

Net Assets — 100.0%		$6,964,733

(a)	Non-income producing security.

S C H E D U L E O F I N V E S T M E N T S	18

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$—	$ 0	(b)	$—	$—	$—	$—	—	$21	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	1	09/10/20	$15	$(135)

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$135

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$16,910

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$296

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$59,147

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

19	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2020	iShares® MSCI Japan Value ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,936,300	$—	$—	$6,936,300

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(135)	$—	$—	$(135)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	20

Statements of Assets and Liabilities

August 31, 2020

	iShares MSCI Japan Equal Weighted ETF	iShares MSCI Japan Value ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$6,850,495	$6,936,300
Cash	1,830	1,797
Foreign currency, at value(b)	32,800	8,861
Foreign currency collateral pledged:
Futures contracts(c)	650	650
Receivables:
Variation margin on futures contracts	12	16
Dividends	12,441	11,979
Tax reclaims	257	5,991

Total assets	6,898,485	6,965,594

LIABILITIES
Payables:
Investments purchased	21,646	—
Capital shares redeemed	17,575	—
Investment advisory fees	892	861

Total liabilities	40,113	861

NET ASSETS	$6,858,372	$6,964,733

NET ASSETS CONSIST OF:
Paid-in capital	$7,211,098	$7,555,862
Accumulated loss	(352,726)	(591,129)

NET ASSETS	$6,858,372	$6,964,733

Shares outstanding	200,000	300,000

Net asset value	$34.29	$23.22

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$7,147,120	$7,287,316
(b) Foreign currency, at cost	$32,718	$8,869
(c) Foreign currency collateral pledged, at cost	$651	$651

See notes to financial statements.

21	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended August 31, 2020

	iShares MSCI Japan Equal Weighted ETF	iShares MSCI Japan Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$157,793	$247,737
Dividends — Affiliated	19	21
Securities lending income — Affiliated — net	842	—
Foreign taxes withheld	(15,844)	(24,924)

Total investment income	142,810	222,834

EXPENSES
Investment advisory fees	10,066	10,689

Total expenses	10,066	10,689

Net investment income	132,744	212,145

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(9,987)	(188,819)
Investments — Affiliated	15	—
In-kind redemptions — Unaffiliated	600,814	210,323
Futures contracts	10,137	16,910
Foreign currency transactions	(96)	(1,087)

Net realized gain	600,883	37,327

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(186,517)	(106,403)
Futures contracts	414	296
Foreign currency translations	(18)	(119)

Net change in unrealized appreciation (depreciation)	(186,121)	(106,226)

Net realized and unrealized gain (loss)	414,762	(68,899)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$547,506	$143,246

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	22

Statements of Changes in Net Assets

	iShares MSCI Japan Equal Weighted ETF		iShares MSCI Japan Value ETF
	Year Ended 08/31/20	Period From 03/05/19 to 08/31/19 (a)	Year Ended 08/31/20	Period From 03/05/19 to 08/31/19 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$132,744	$96,336	$212,145	$147,267
Net realized gain (loss)	600,883	(38,242)	37,327	(39,295)
Net change in unrealized appreciation (depreciation)	(186,121)	(110,394)	(106,226)	(244,623)

Net increase (decrease) in net assets resulting from operations	547,506	(52,300)	143,246	(136,651)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(182,059)	(91,202)	(280,402)	(136,522)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(25,928)	6,662,355	(8,724)	7,383,786

NET ASSETS
Total increase (decrease) in net assets	339,519	6,518,853	(145,880)	7,110,613
Beginning of period	6,518,853	—	7,110,613	—

End of period	$6,858,372	$6,518,853	$6,964,733	$7,110,613

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

23	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Japan Equal Weighted ETF
		Period From
	Year Ended	03/05/19	(a)
	08/31/20	to 08/31/19

Net asset value, beginning of period	$32.59	$33.43

Net investment income(b)	0.66	0.44
Net realized and unrealized gain (loss)(c)	1.95		(0.82)

Net increase (decrease) from investment operations	2.61		(0.38)

Distributions(d)
From net investment income	(0.91)		(0.46)

Total distributions	(0.91)		(0.46)

Net asset value, end of period	$34.29	$32.59

Total Return
Based on net asset value	7.98%	(1.14	)%(e)

Ratios to Average Net Assets
Total expenses	0.15%	0.15	%(f)

Net investment income	1.98%	2.68	%(f)

Supplemental Data
Net assets, end of period (000)	$6,858	$6,519

Portfolio turnover rate(g)	17%	6	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	24

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Japan Value ETF
		Period From
	Year Ended	03/05/19	(a)
	08/31/20	to 08/31/19

Net asset value, beginning of period	$23.70	$24.67

Net investment income(b)	0.71	0.46
Net realized and unrealized loss(c)	(0.26)		(0.97)

Net increase (decrease) from investment operations	0.45		(0.51)

Distributions(d)
From net investment income	(0.93)		(0.46)

Total distributions	(0.93)		(0.46)

Net asset value, end of period	$23.22	$23.70

Total Return
Based on net asset value	1.71%	(2.10	)%(e)

Ratios to Average Net Assets
Total expenses	0.15%	0.15	%(f)

Net investment income	2.98%	3.83	%(f)

Supplemental Data
Net assets, end of period (000)	$6,965	$7,111

Portfolio turnover rate(g)	35%	9	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

25	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Japan Equal Weighted	Non-diversified
MSCI Japan Value	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign CurrencyTranslation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the

N O T E S T O F I N A N C I A L S T A T E M E N T S	26

Notes to Financial Statements  (continued)

security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the

27	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.15%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended August 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

N O T E S T O F I N A N C I A L S T A T E M E N T S	28

Notes to Financial Statements  (continued)

iShares ETF	Fees Paid to BTC
MSCI Japan Equal Weighted	$198

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
MSCI Japan Equal Weighted	$1,140,517	$1,162,894
MSCI Japan Value	4,965,338	2,489,534

For the year ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Japan Equal Weighted	$3,379,958	$3,411,597
MSCI Japan Value	—	2,524,821

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of August 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
MSCI Japan Equal Weighted	$579,106	$(579,106)
MSCI Japan Value	197,693	(197,693)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 08/31/20	Period Ended 08/31/19
MSCI Japan Equal Weighted
Ordinary income	$182,059	$91,202

MSCI Japan Value
Ordinary income	$280,402	$136,522

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

29	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

	Non-expiring Capital Loss	Net Unrealized	Qualified
iShares ETF	Carryforwards (a)	Gains (Losses) (b)	Late-Year Losses (c)	Total
MSCI Japan Equal Weighted	$(22,791)	$(310,731)	$(19,204)	$(352,726)
MSCI Japan Value	(123,662)	(453,962)	(13,505)	(591,129)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended August 31, 2020, the iShares MSCI Japan Equal Weighted ETF utilized $21,579 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Japan Equal Weighted	$7,161,336	$297,115	$(607,976)	$(310,861)
MSCI Japan Value	7,390,429	432,595	(886,859)	(454,264)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

N O T E S T O F I N A N C I A L S T A T E M E N T S	30

Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 08/31/20		Period Ended 08/31/19
iShares ETF	Shares	Amount	Shares	Amount

MSCI Japan Equal Weighted
Shares sold	100,000	$3,403,244	300,000	$10,028,668
Shares redeemed	(100,000)	(3,429,172)	(100,000)	(3,366,313)

Net increase (decrease)	—	$(25,928)	200,000	$6,662,355

MSCI Japan Value
Shares sold	100,000	$2,629,581	400,000	$9,866,146
Shares redeemed	(100,000)	(2,638,305)	(100,000)	(2,482,360)

Net increase (decrease)	—	$(8,724)	300,000	$7,383,786

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

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Notes to Financial Statements  (continued)

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI Japan Equal Weighted ETF and

iShares MSCI Japan Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI Japan Equal Weighted ETF and iShares MSCI Japan Value ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for the year ended August 31, 2020 and for the period March 5, 2019 (commencement of operations) to August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for the year ended August 31, 2020 and for the period March 5, 2019 (commencement of operations) to August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
MSCI Japan Equal Weighted	$141,579
MSCI Japan Value	227,457

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Japan Equal Weighted	$157,795	$15,501
MSCI Japan Value	247,739	24,675

I M P O R T A N T T A X I N F O R M A T I O N	34

Board Review and Approval of Investment Advisory Contract

iShares MSCI Japan Equal Weighted ETF, iShares MSCI Japan Value ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2019, to that of relevant comparison fund(s) for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

35	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	36

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

August 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Japan Equal Weighted(a)	$0.815367	$—	$0.094927	$0.910294	90%	—%	10%	100%
MSCI Japan Value(a)	0.832763	—	0.101909	0.934672	89	—	11	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	38

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

39	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	40

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-819-0820

AUGUST 31, 2020

2020 Annual Report

iShares Trust

•	iShares ESG Advanced MSCI EAFE ETF | DMXF | NASDAQ
•	iShares ESG Advanced MSCI USA ETF | USXF | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus led to a vast disruption in the global economy and financial markets. For most of the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. By the end of the reporting period, all major investment categories posted positive returns, and many equity indices were near all-time highs. In the United States, large-capitalization stocks advanced significantly, outperforming small-capitalization stocks, which also gained for the reporting period. International equities from developed economies also turned in a positive performance while lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced interest rates twice in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit ishares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of August 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.63%	21.94%
U.S. small cap equities (Russell 2000® Index)	6.57	6.02
International equities (MSCI Europe, Australasia, Far East Index)	7.10	6.13
Emerging market equities (MSCI Emerging Markets Index)	11.23	14.49
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.34	1.26
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	4.67	8.93
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.98	6.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.29	3.15
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.04	4.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced strongly during the 12 months ended August 31, 2020 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 16.52% in U.S. dollar terms for the reporting period.

Global stocks gained steadily for much of the first half of the reporting period, supported by slowing but resilient growth and accommodative monetary policy from major central banks. Equity markets ended 2019 on a positive note, as a trade agreement between the U.S. and China helped alleviate one of the world economy’s most significant risks.

However, the spread of the coronavirus upended global equity markets in early 2020. As the extent of the outbreak became apparent in February 2020, restrictions on travel and work disrupted the global economy and precipitated a sharp decline in equity prices. Beginning in late March 2020, equity prices posted a strong recovery, buoyed by massive stimulus from the world’s largest central banks and governments, the phased reopening of countries’ economies, and optimism surrounding prospective vaccines. By the end of the reporting period, equities posted positive returns in all of the world’s major regions despite the onset of a significant global recession.

In the U.S., following the issuance of stay-at-home orders, nonessential business closures, and other coronavirus-related restrictions on public gatherings, whole portions of the economy shut down. Businesses associated with travel and leisure were particularly affected, as air traffic declined, and conferences and events were postponed. The disruption created by these sudden changes led to an annualized economic contraction of 31.7% in the second quarter of 2020.

In response to the pandemic, the federal government enacted over U.S. $2 trillion in stimulus spending. The U.S. Federal Reserve Bank (“Fed”) also acted to stabilize markets by implementing two emergency interest rate reductions and launching a bond-buying program that included U.S. Treasuries, corporate and municipal bonds, and securities backed by mortgages and auto loans. The unprecedented level of Fed intervention and support from government stimulus led to a significant recovery in U.S. stock prices, many of which reached record highs by the end of the reporting period.

Europe was similarly affected by the coronavirus, as many of the area’s largest economies instituted social distancing policies that significantly limited economic activity, leading to a rapid decline in stock prices. To mitigate the economic impact of this disruption, many countries individually implemented fiscal stimulus plans. In July 2020, Eurozone countries reached a historic deal for a collective €750 billion in stimulus spending, in addition to a large European Central Bank (“ECB”) bond-buying plan. European stocks recovered late in the reporting period to post positive returns overall but trailed most other regions of the globe.

Asia-Pacific stocks posted strong returns despite a sharp decline during the first quarter of 2020 as the coronavirus outbreaks worsened. Although widespread business and factory closures led to economic weakness initially, the Chinese economy showed signs of recovery late in the reporting period, leading to a significant rise in Asia-Pacific equity markets, which are highly sensitive to economic conditions in China.

Emerging market stocks outside of Asia declined, driven by sharply weaker currencies and lower commodities prices, which weighed on economies reliant on these exports. Latin America drove emerging markets declines, hindered by mass business closures and bankruptcies, political and social unrest, and among the world’s highest level of coronavirus cases.

MARKET OVERVIEW	4

Fund Summary as of August 31, 2020	iShares® ESG Advanced MSCI EAFE ETF

Investment Objective

The iShares ESG Advanced MSCI EAFE ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market companies excluding the U.S. and Canada that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities, as represented by the MSCI EAFE Choice ESG Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	8.60%
Fund Market	8.49
Index	8.60

For the fiscal period ended 8/31/20, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/16/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (06/16/20)	(a)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$1,000.00		$1,086.00	$0.26		$1,000.00	$1,024.50	$0.61		0.12%

(a)	The beginning of the period (commencement of operations) is June 16, 2020.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (76 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Industrials	17.7%
Financials	17.7
Information Technology	13.8
Consumer Discretionary	12.7
Health Care	10.8
Materials	8.2
Communication Services	7.5
Consumer Staples	6.5
Real Estate	4.6
Utilities	0.5

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)

Japan	32.3%
France	9.6
Germany	9.2
United Kingdom	8.2
Switzerland	6.3
Netherlands	5.9
Australia	5.8
Sweden	4.5
Hong Kong	4.1
Denmark	3.8

(a)	Excludes money market funds.

5	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of August 31, 2020	iShares® ESG Advanced MSCI USA ETF

Investment Objective

The iShares ESG Advanced MSCI USA ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. companies that have a favorable environmental, social and governance rating while applying extensive screens for company involvement in controversial activities, as represented by the MSCI USA Choice ESG Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	14.20%
Fund Market	14.39
Index	14.20

For the fiscal period ended 8/31/20, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/16/20. The first day of secondary market trading was 6/18/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (06/16/20)	(a)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (03/01/20)	Ending Account Value (08/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$1,000.00		$1,142.00	$0.22		$1,000.00	$1,024.60	$0.51		0.10%

(a)	The beginning of the period (commencement of operations) is June 16, 2020.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (76 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	36.6%
Consumer Discretionary	10.9
Health Care	10.5
Communication Services	9.7
Financials	9.0
Industrials	8.8
Consumer Staples	7.9
Real Estate	3.9
Materials	2.4
Utilities	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Microsoft Corp.	11.4%
Alphabet Inc., Class C	3.5
Alphabet Inc., Class A	3.4
Tesla Inc.	2.6
Visa Inc., Class A	2.5
Procter & Gamble Co. (The)	2.4
NVIDIA Corp.	2.3
Mastercard Inc., Class A	2.2
Home Depot Inc. (The)	2.1
Adobe Inc.	1.7

(a)	Excludes money market funds.

FUND SUMMARY	6

About Fund Performance

Past performance is no guarantee of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2020	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.8%
Afterpay Ltd.(a)	334	$22,587
ASX Ltd.	296	19,119
Aurizon Holdings Ltd.	2,782	8,950
BlueScope Steel Ltd.	846	7,940
Brambles Ltd.	2,252	18,470
Coca-Cola Amatil Ltd.	860	5,788
Cochlear Ltd.	98	13,926
Coles Group Ltd.	2,096	27,483
Computershare Ltd.	706	6,939
CSL Ltd.	690	145,948
Dexus	1,472	9,612
Evolution Mining Ltd.	2,314	9,498
Fortescue Metals Group Ltd.	2,646	34,088
Goodman Group	2,378	32,201
GPT Group (The)	2,514	7,121
Insurance Australia Group Ltd.	3,514	12,396
James Hardie Industries PLC	714	16,279
Lendlease Corp. Ltd.	864	7,425
Medibank Pvt Ltd.	4,422	8,928
Mirvac Group	5,028	7,846
Newcrest Mining Ltd.	1,224	28,930
Northern Star Resources Ltd.	1,126	11,367
Orica Ltd.	606	7,789
QBE Insurance Group Ltd.	2,224	17,451
Ramsay Health Care Ltd.	264	12,702
REA Group Ltd.	94	7,937
Scentre Group	7,222	12,071
Seek Ltd.	504	7,704
Sonic Healthcare Ltd.	684	16,213
Stockland	3,596	10,531
Suncorp Group Ltd.	2,090	14,375
Sydney Airport	1,958	8,283
Telstra Corp. Ltd.	6,880	14,705
Transurban Group	4,134	41,151
Vicinity Centres	5,274	5,636
WiseTech Global Ltd.	210	4,376

		643,765
Austria — 0.2%
ANDRITZ AG	94	3,152
Erste Group Bank AG(a)	406	9,896
Raiffeisen Bank International AG(a)	234	4,198
voestalpine AG	144	3,584

		20,830
Belgium — 0.7%
Ageas SA/NV	274	11,535
Elia Group SA/NV	44	4,741
Groupe Bruxelles Lambert SA	114	10,577
KBC Group NV	390	22,435
Proximus SADP	224	4,445
Solvay SA	110	9,556
Telenet Group Holding NV	56	2,182
Umicore SA	320	14,730

		80,201
Denmark — 3.7%
Ambu A/S, Series B	248	7,307
AP Moller - Maersk A/S, Class A	6	8,560
AP Moller - Maersk A/S, Class B, NVS	10	15,365
Chr Hansen Holding A/S	160	18,409

Security	Shares	Value

Denmark (continued)
Demant A/S(a)	170	$5,085
DSV Panalpina A/S	320	50,144
Genmab A/S(a)	102	38,607
GN Store Nord A/S	188	13,649
H Lundbeck A/S	100	3,290
Novo Nordisk A/S, Class B	2,632	174,694
Novozymes A/S, Class B	326	19,331
Pandora A/S	146	10,686
Tryg A/S	190	5,845
Vestas Wind Systems A/S	310	47,232

		418,204
Finland — 1.4%
Elisa OYJ	206	12,143
Kone OYJ, Class B	530	45,536
Nokia OYJ	8,874	43,221
Nordea Bank Abp(a)	4,912	39,655
Orion OYJ, Class B	148	6,960
Stora Enso OYJ, Class R	948	13,979

		161,494
France — 9.5%
Accor SA(a)	282	8,681
Aeroports de Paris	52	5,460
Air Liquide SA	728	121,064
Alstom SA(a)	330	18,407
Amundi SA(a)(b)	92	7,163
Arkema SA	108	11,999
Atos SE(a)	148	12,833
AXA SA	2,972	60,694
BioMerieux	60	9,113
Bouygues SA(a)	296	11,771
Bureau Veritas SA(a)	402	9,132
Capgemini SE	252	34,960
Carrefour SA	934	15,035
Casino Guichard Perrachon SA(a)	15	390
Cie. Generale des Etablissements Michelin SCA	248	28,064
CNP Assurances(a)	290	3,891
Covivio	52	3,862
Danone SA	914	60,230
Dassault Systemes SE	208	39,266
Edenred	378	19,561
Eiffage SA(a)	118	10,898
EssilorLuxottica SA(a)	424	56,844
Eurazeo SE(a)	48	2,539
Gecina SA	50	6,889
Getlink SE(a)	684	10,504
Hermes International	48	41,298
ICADE	20	1,298
Ingenico Group SA(a)	100	17,006
Ipsen SA	62	6,436
JCDecaux SA(a)	100	1,912
Legrand SA	404	33,773
L’Oreal SA	386	127,827
Natixis SA(a)	1,474	4,063
Orpea(a)	72	8,667
Peugeot SA(a)	844	14,505
Publicis Groupe SA(a)	308	10,819
Sartorius Stedim Biotech	36	12,908
Schneider Electric SE	836	103,731
SCOR SE(a)	242	6,489

SCHEDULE OF INVESTMENTS	8

Schedule of Investments (continued) August 31, 2020	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
SEB SA	34	$5,981
SES SA	554	3,942
Sodexo SA	112	8,032
STMicroelectronics NV	960	28,944
Suez SA	510	8,847
Ubisoft Entertainment SA(a)	100	8,247
Unibail-Rodamco-Westfield	196	9,179
Valeo SA	344	10,532
Wendel SE	32	3,289
Worldline SA(a)(b)	198	18,238

		1,065,213
Germany — 8.7%
adidas AG(a)	294	89,520
Beiersdorf AG	152	17,597
Brenntag AG	242	15,183
Carl Zeiss Meditec AG, Bearer	56	6,322
Commerzbank AG(a)	1,748	10,166
Covestro AG(b)	262	12,490
Delivery Hero SE(a)(b)	192	20,671
Deutsche Boerse AG	290	54,937
Deutsche Post AG, Registered	1,516	69,114
Deutsche Wohnen SE	466	24,878
Evonik Industries AG	310	9,009
GEA Group AG	272	9,941
Hannover Rueck SE	92	15,690
HeidelbergCement AG	210	13,366
Henkel AG & Co. KGaA	158	14,219
Infineon Technologies AG	1,936	53,624
KION Group AG	110	9,322
Knorr-Bremse AG	80	10,188
LANXESS AG	120	7,034
LEG Immobilien AG	76	11,203
Merck KGaA	190	25,825
METRO AG	194	1,924
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	213	61,570
Nemetschek SE	84	6,691
SAP SE	1,578	260,510
Scout24 AG(b)	190	17,713
Symrise AG	190	26,256
TeamViewer AG(a)(b)	198	10,744
Telefonica Deutschland Holding AG	1,540	4,265
Vonovia SE	768	55,109
Zalando SE(a)(b)	236	20,643

		965,724
Hong Kong — 4.1%
AIA Group Ltd.	18,400	189,457
ASM Pacific Technology Ltd.	400	4,302
BOC Hong Kong Holdings Ltd.	6,000	17,032
Hang Lung Properties Ltd.	4,000	11,277
Hang Seng Bank Ltd.	1,200	18,874
HKT Trust & HKT Ltd.	6,000	8,578
Hong Kong Exchanges & Clearing Ltd.	1,800	90,858
Kerry Properties Ltd.	1,000	2,600
Link REIT	3,200	25,476
MTR Corp. Ltd.	2,000	10,413
PCCW Ltd.	6,000	3,762
Sino Land Co. Ltd.	4,000	4,661
Sun Hung Kai Properties Ltd.	2,000	26,890

Security	Shares	Value

Hong Kong (continued)
Swire Properties Ltd.	2,000	$5,419
Techtronic Industries Co. Ltd.	2,000	25,393
Wharf Real Estate Investment Co. Ltd.	2,000	8,322

		453,314
Ireland — 1.0%
CRH PLC	1,192	44,193
Kerry Group PLC, Class A	252	33,152
Kingspan Group PLC(a)	232	19,963
Smurfit Kappa Group PLC	316	11,216

		108,524
Israel — 0.8%
Azrieli Group Ltd.	36	1,944
Bank Hapoalim BM	1,654	10,037
Bank Leumi Le-Israel BM	2,136	10,961
CyberArk Software Ltd.(a)	56	6,188
Israel Discount Bank Ltd., Class A	1,696	5,445
Mizrahi Tefahot Bank Ltd.	230	4,694
Nice Ltd.(a)	92	21,080
Wix.com Ltd.(a)	80	23,571

		83,920
Italy — 1.6%
Assicurazioni Generali SpA	1,676	26,067
CNH Industrial NV(a)	1,730	13,726
DiaSorin SpA	38	6,885
Ferrari NV	202	39,426
FinecoBank Banca Fineco SpA(a)	900	13,670
Infrastrutture Wireless Italiane SpA(b)	392	3,828
Moncler SpA(a)	320	12,419
Nexi SpA(a)(b)	574	10,239
Pirelli & C SpA(a)(b)	694	3,005
Poste Italiane SpA(b)	828	7,615
Prysmian SpA	366	10,260
Recordati Industria Chimica e Farmaceutica SpA	164	8,958
Telecom Italia SpA/Milano	12,530	5,976
Terna Rete Elettrica Nazionale SpA	2,136	15,475

		177,549
Japan — 32.1%
Advantest Corp.	200	9,562
Aeon Co. Ltd.	1,000	24,791
Ajinomoto Co. Inc.	800	14,907
Amada Co. Ltd.	400	3,561
ANA Holdings Inc.(a)	200	4,993
Aozora Bank Ltd.	200	3,593
Asahi Kasei Corp.	2,000	16,785
Astellas Pharma Inc.	2,800	43,949
Bridgestone Corp.	800	25,355
Calbee Inc.	200	6,233
Canon Inc.	1,600	27,641
Casio Computer Co. Ltd.	400	6,446
Central Japan Railway Co.	200	29,968
Chiba Bank Ltd. (The)	800	4,149
Chugai Pharmaceutical Co. Ltd.	1,000	44,519
CyberAgent Inc.	200	10,656
Dai Nippon Printing Co. Ltd.	400	8,502
Daifuku Co. Ltd.	200	17,596
Dai-ichi Life Holdings Inc.	1,600	24,224
Daiichi Sankyo Co. Ltd.	800	71,268
Daikin Industries Ltd.	400	75,308
Denso Corp.	600	25,218

9	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Eisai Co. Ltd.	400	$34,947
Fast Retailing Co. Ltd.	100	59,673
FUJIFILM Holdings Corp.	600	28,550
Hakuhodo DY Holdings Inc.	400	4,979
Hankyu Hanshin Holdings Inc.	400	12,994
Hino Motors Ltd.	400	2,693
Hitachi Construction Machinery Co. Ltd.	200	7,016
Hitachi Metals Ltd.	400	6,001
Hoya Corp.	600	58,928
Hulic Co. Ltd.	400	3,644
Isuzu Motors Ltd.	800	7,914
Itochu Techno-Solutions Corp.	200	7,242
Japan Exchange Group Inc.	800	20,731
Japan Prime Realty Investment Corp.	2	6,045
Japan Real Estate Investment Corp.	2	11,203
Japan Retail Fund Investment Corp.	4	6,031
JFE Holdings Inc.	800	6,058
JSR Corp.	400	8,525
Kajima Corp.	600	7,474
Kamigumi Co. Ltd.	200	4,130
Kansai Paint Co. Ltd.	200	4,770
Kao Corp.	600	45,654
KDDI Corp.	2,400	69,661
Keihan Holdings Co. Ltd.	200	8,619
Keikyu Corp.	400	5,967
Keio Corp.	200	12,089
Keisei Electric Railway Co. Ltd.	200	5,884
Keyence Corp.	300	123,570
Kikkoman Corp.	200	10,863
Kintetsu Group Holdings Co. Ltd.	200	8,789
Komatsu Ltd.	1,400	30,417
Kubota Corp.	1,600	28,916
Kuraray Co. Ltd.	400	4,093
Kurita Water Industries Ltd.	200	6,262
Kyocera Corp.	400	22,960
Kyowa Kirin Co. Ltd.	400	10,343
Lion Corp.	400	8,472
LIXIL Group Corp.	400	7,355
Marui Group Co. Ltd.	200	3,653
Mazda Motor Corp.	800	5,130
Medipal Holdings Corp.	200	3,823
Mercari Inc.(a)	200	9,072
MINEBEA MITSUMI Inc.	600	10,405
Mitsubishi Chemical Holdings Corp.	1,800	10,520
Mitsubishi Electric Corp.	2,800	38,629
Mitsubishi Estate Co. Ltd.	1,800	28,202
Mitsubishi UFJ Financial Group Inc.	18,400	76,779
Mitsubishi UFJ Lease & Finance Co. Ltd.	600	2,835
Mitsui Chemicals Inc.	200	4,702
Mitsui Fudosan Co. Ltd.	1,400	25,348
Miura Co. Ltd.	200	8,185
MonotaRO Co. Ltd.	200	7,902
MS&AD Insurance Group Holdings Inc.	600	16,640
Murata Manufacturing Co. Ltd.	800	47,376
Nabtesco Corp.	200	6,328
Nagoya Railroad Co. Ltd.	200	5,581
NEC Corp.	400	21,085
NGK Insulators Ltd.	400	5,684
NGK Spark Plug Co. Ltd.	200	3,442
Nidec Corp.	600	50,418

Security	Shares	Value

Japan (continued)
Nikon Corp.	400	$3,138
Nintendo Co. Ltd.	200	107,011
Nippon Building Fund Inc.	2	12,052
Nippon Paint Holdings Co. Ltd.	200	17,163
Nippon Prologis REIT Inc.	4	13,089
Nippon Telegraph & Telephone Corp.	2,000	45,481
Nippon Yusen KK	200	3,127
Nitori Holdings Co. Ltd.	200	41,831
Nitto Denko Corp.	200	12,146
Nomura Real Estate Holdings Inc.	200	3,827
Nomura Real Estate Master Fund Inc.(a)	6	7,689
Nomura Research Institute Ltd.	400	10,633
NSK Ltd.	600	4,600
NTT Data Corp.	1,000	11,429
NTT DOCOMO Inc.	1,800	50,226
Obayashi Corp.	1,000	9,779
Odakyu Electric Railway Co. Ltd.	400	9,894
Omron Corp.	200	14,654
Ono Pharmaceutical Co. Ltd.	600	18,100
Oriental Land Co. Ltd.	300	40,709
Orix JREIT Inc.	4	5,948
Otsuka Corp.	200	9,807
Otsuka Holdings Co. Ltd.	600	26,349
Panasonic Corp.	3,400	31,353
Park24 Co. Ltd.	200	3,614
Persol Holdings Co. Ltd.	200	3,121
Rakuten Inc.	1,200	10,558
Recruit Holdings Co. Ltd.	2,000	75,930
Resona Holdings Inc.	3,200	11,769
Rohm Co. Ltd.	200	12,862
Santen Pharmaceutical Co. Ltd.	600	11,435
Secom Co. Ltd.	400	37,814
Seibu Holdings Inc.	400	4,398
Seiko Epson Corp.	400	4,775
Sekisui Chemical Co. Ltd.	600	9,602
Sekisui House Ltd.	1,000	19,765
SG Holdings Co. Ltd.	200	9,194
Sharp Corp.	400	4,968
Shimadzu Corp.	400	11,938
Shimizu Corp.	800	6,156
Shin-Etsu Chemical Co. Ltd.	600	72,903
Shionogi & Co. Ltd.	400	22,191
Shiseido Co. Ltd.	600	34,915
Shizuoka Bank Ltd. (The)	800	5,560
Showa Denko KK	200	3,898
Softbank Corp.	2,800	36,767
SoftBank Group Corp.	2,400	149,325
Sohgo Security Services Co. Ltd.	200	9,345
Sompo Holdings Inc.	400	15,013
Sony Corp.	2,000	156,707
Square Enix Holdings Co. Ltd.	200	13,183
Stanley Electric Co. Ltd.	200	5,733
Sumitomo Chemical Co. Ltd.	2,200	7,157
Sumitomo Dainippon Pharma Co. Ltd.	200	2,531
Sumitomo Heavy Industries Ltd.	200	4,551
Sumitomo Metal Mining Co. Ltd.	400	12,210
Sumitomo Mitsui Financial Group Inc.	2,000	58,805
Sumitomo Mitsui Trust Holdings Inc.	400	11,584
Sumitomo Rubber Industries Ltd.	200	1,926
Suntory Beverage & Food Ltd.	200	7,714

SCHEDULE OF INVESTMENTS	10

Schedule of Investments (continued) August 31, 2020	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Suzuken Co. Ltd.	200	$7,431
Sysmex Corp.	200	17,459
T&D Holdings Inc.	800	8,374
Taiheiyo Cement Corp.	200	5,085
Taisei Corp.	200	6,912
TDK Corp.	200	20,765
Teijin Ltd.	200	3,138
Terumo Corp.	1,000	40,643
TIS Inc.	400	7,997
Tobu Railway Co. Ltd.	200	6,243
Tokio Marine Holdings Inc.	1,000	46,113
Tokyo Electron Ltd.	200	51,205
Tokyu Corp.	800	10,697
Tokyu Fudosan Holdings Corp.	1,000	4,300
Toppan Printing Co. Ltd.	400	6,216
Toray Industries Inc.	2,000	9,500
TOTO Ltd.	200	8,779
Toyo Suisan Kaisha Ltd.	200	11,354
Toyoda Gosei Co. Ltd.	200	4,366
Toyota Motor Corp.	3,200	211,412
Unicharm Corp.	600	26,106
West Japan Railway Co.	200	10,507
Yakult Honsha Co. Ltd.	200	11,410
Yamada Denki Co. Ltd.	200	1,073
Yamaha Motor Co. Ltd.	400	6,303
Yaskawa Electric Corp.	400	14,390
Yokogawa Electric Corp.	400	6,537
Z Holdings Corp.	4,000	26,592
ZOZO Inc.	200	5,628

		3,586,912

Netherlands — 5.9%
ABN AMRO Bank NV, CVA(b)	660	6,302
Adyen NV(a)(b)	28	47,317
Aegon NV	2,512	7,009
Akzo Nobel NV	310	30,749
Argenx SE(a)	68	15,753
ASML Holding NV	654	245,830
EXOR NV	158	9,335
ING Groep NV(a)	5,886	47,896
Koninklijke Ahold Delhaize NV	1,658	50,008
Koninklijke DSM NV	264	42,450
NN Group NV	438	16,527
Prosus NV(a)	746	74,800
QIAGEN NV(a)	348	17,717
Randstad NV(a)	164	8,565
Wolters Kluwer NV	416	34,229

		654,487

New Zealand — 0.6%
a2 Milk Co. Ltd. (The)(a)	1,124	14,123
Auckland International Airport Ltd.	1,730	7,753
Fisher & Paykel Healthcare Corp. Ltd.	858	21,370
Mercury NZ Ltd.	1,142	4,006
Meridian Energy Ltd.	1,984	6,812
Ryman Healthcare Ltd.	556	5,051
Spark New Zealand Ltd.	2,506	8,181

		67,296

Norway — 0.7%
Adevinta ASA(a)	366	6,875
DNB ASA(a)	1,434	23,167

Security	Shares	Value

Norway (continued)
Gjensidige Forsikring ASA(a)	272	$5,833
Mowi ASA	669	13,171
Orkla ASA	1,090	11,169
Schibsted ASA, Class B(a)	146	5,825
Telenor ASA	1,020	16,702

		82,742

Portugal — 0.1%
Jeronimo Martins SGPS SA	400	6,580

Singapore — 1.6%
Ascendas REIT	4,800	11,721
CapitaLand Commercial Trust	3,400	4,201
CapitaLand Ltd.	4,000	8,150
CapitaLand Mall Trust	3,200	4,613
City Developments Ltd.	600	3,544
DBS Group Holdings Ltd.	2,800	42,980
Mapletree Commercial Trust	3,200	4,519
Mapletree Logistics Trust	4,200	6,395
Oversea-Chinese Banking Corp. Ltd.	5,200	33,160
Singapore Airlines Ltd.	1,800	4,832
Singapore Exchange Ltd.	1,200	7,599
Singapore Telecommunications Ltd.	12,600	21,315
United Overseas Bank Ltd.	1,800	25,896
UOL Group Ltd.	1,000	4,832

		183,757

Spain — 1.6%
Aena SME SA(a)(b)	108	16,158
Amadeus IT Group SA	686	38,486
Bankinter SA	1,326	7,147
CaixaBank SA	5,468	12,046
Cellnex Telecom SA(b)	484	31,072
Ferrovial SA	704	18,843
Grifols SA	434	11,788
Industria de Diseno Textil SA	1,535	43,233
Mapfre SA	1,616	3,069
Red Electrica Corp. SA	111	2,127

		183,969

Sweden — 4.5%
Alfa Laval AB(a)	462	11,324
Assa Abloy AB, Class B	1,470	34,087
Atlas Copco AB, Class A	1,042	48,313
Atlas Copco AB, Class B	580	23,355
Boliden AB	400	11,961
Electrolux AB, Series B	346	7,518
EQT AB	366	6,768
Essity AB, Class B(a)	878	30,295
Hennes & Mauritz AB, Class B	1,156	18,483
Hexagon AB, Class B(a)	450	32,682
Husqvarna AB, Class B	694	7,562
ICA Gruppen AB	146	7,181
Industrivarden AB, Class C(a)	282	7,451
Investment AB Latour, Class B	224	5,010
Investor AB, Class B	674	43,089
Kinnevik AB, Class B(a)	358	13,865
L E Lundbergforetagen AB, Class B(a)	108	4,946
Nibe Industrier AB, Class B(a)	448	12,622
Sandvik AB(a)	1,744	34,334
Skandinaviska Enskilda Banken AB, Class A(a)	2,594	25,787
SKF AB, Class B	590	11,807

11	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	iShares® ESG Advanced MSCI EAFE ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Svenska Cellulosa AB SCA, Class B(a)	954	$12,327
Svenska Handelsbanken AB, Class A(a)	2,356	23,770
Tele2 AB, Class B	704	10,003
Telia Co. AB	3,538	13,664
Volvo AB, Class B(a)	2,278	43,659

		501,863

Switzerland — 6.3%
ABB Ltd., Registered	2,824	72,039
Adecco Group AG, Registered	224	11,757
Alcon Inc.(a)	764	43,577
Baloise Holding AG, Registered	62	9,674
Banque Cantonale Vaudoise, Registered	56	6,001
Clariant AG, Registered	256	5,345
Coca-Cola HBC AG(a)	322	8,597
Geberit AG, Registered	56	32,377
Givaudan SA, Registered	14	58,926
Julius Baer Group Ltd.	406	19,523
Kuehne & Nagel International AG, Registered(a)	82	15,941
Logitech International SA, Registered	278	20,630
Lonza Group AG, Registered	116	72,193
Partners Group Holding AG	28	28,540
SGS SA, Registered	8	20,772
Sika AG, Registered	218	52,439
Sonova Holding AG, Registered(a)	84	19,693
Straumann Holding AG, Registered	16	15,793
Swiss Life Holding AG, Registered(a)	48	19,446
Swiss Prime Site AG, Registered	78	7,047
Swiss Re AG	440	35,495
Swisscom AG, Registered	38	21,101
Temenos AG, Registered	94	15,220
Vifor Pharma AG	64	9,485
Zurich Insurance Group AG	224	83,087

		704,698

United Kingdom — 8.2%
3i Group PLC	1,856	23,310
Admiral Group PLC	280	9,886
Antofagasta PLC	568	8,168
Ashtead Group PLC	662	23,090
Associated British Foods PLC	586	16,053
Auto Trader Group PLC(b)	1,376	10,376
AVEVA Group PLC	92	6,248
Aviva PLC	5,798	21,947
Barratt Developments PLC	1,412	9,929
Berkeley Group Holdings PLC	172	10,499
British Land Co. PLC (The)	1,084	5,308
BT Group PLC	13,202	18,499
Bunzl PLC	508	16,474
Burberry Group PLC	654	12,649
Coca-Cola European Partners PLC	312	12,842
Compass Group PLC	2,530	41,345
Croda International PLC	188	14,852
Direct Line Insurance Group PLC	2,076	8,197
Ferguson PLC	334	32,986
Halma PLC	650	19,304
Hikma Pharmaceuticals PLC	372	11,810

Security	Shares	Value

United Kingdom (continued)
Informa PLC(a)	2,242	$12,410
InterContinental Hotels Group PLC(a)	226	13,333
Intertek Group PLC	250	19,669
J Sainsbury PLC	2,522	6,207
JD Sports Fashion PLC	922	8,960
Kingfisher PLC	3,998	14,470
Land Securities Group PLC	868	6,719
Legal & General Group PLC	8,544	24,859
Lloyds Banking Group PLC(a)	107,334	40,743
London Stock Exchange Group PLC	482	56,793
Mondi PLC	764	14,945
Next PLC	180	14,552
Ocado Group PLC(a)	712	23,805
Pearson PLC	1,178	8,823
Persimmon PLC	446	15,646
Prudential PLC	3,892	63,655
RELX PLC	2,876	65,560
Rentokil Initial PLC(a)	2,620	18,698
RSA Insurance Group PLC	1,600	9,625
Sage Group PLC (The)	1,596	15,826
Schroders PLC	296	11,486
Segro PLC	1,804	23,015
Spirax-Sarco Engineering PLC	112	15,364
St. James’s Place PLC	1,148	15,061
Taylor Wimpey PLC	5,652	9,271
United Utilities Group PLC	1,000	11,129
Whitbread PLC(a)	320	10,836
Wm Morrison Supermarkets PLC	3,522	9,068
WPP PLC	1,770	15,300

		909,600

Total Common Stocks — 99.1% (Cost: $10,195,966)		11,060,642

Preferred Stocks

Germany — 0.5%
Henkel AG & Co. KGaA, Preference Shares, NVS	296	30,288
Sartorius AG, Preference Shares, NVS	52	22,077

		52,365

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	9,390	4,445

Total Preferred Stocks — 0.5% (Cost: $49,505)		56,810

Total Investments in Securities — 99.6% (Cost: $10,245,471)		11,117,452

Other Assets, Less Liabilities — 0.4%		40,230

Net Assets — 100.0%		$11,157,682

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

SCHEDULE OF INVESTMENTS	12

Schedule of Investments (continued) August 31, 2020	iShares® ESG Advanced MSCI EAFE ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	2	09/10/20	$30	$673

Derivative Financial Instruments Categorized by Risk Exposure

As of August 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$673

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$212

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$673

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$30,478

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$11,060,642	$—	$—	$11,060,642
Preferred Stocks	56,810	—	—	56,810

	$11,117,452	$—	$—	$11,117,452

Derivative financial instruments(a)
Assets
Futures Contracts	$673	$—	$—	$673

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See	notes to financial statements.

13	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments August 31, 2020	iShares® ESG Advanced MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.1%
Howmet Aerospace Inc.	164	$2,873
Teledyne Technologies Inc.(a)	15	4,704

		7,577

Air Freight & Logistics — 1.0%
CH Robinson Worldwide Inc.	56	5,505
Expeditors International of Washington Inc.	68	6,011
United Parcel Service Inc., Class B	286	46,795

		58,311

Auto Components — 0.3%
Aptiv PLC	109	9,387
Autoliv Inc.	34	2,664
BorgWarner Inc.	88	3,572

		15,623

Automobiles — 2.6%
Tesla Inc.(a)	302	150,493

Banks — 1.4%
Citizens Financial Group Inc.	180	4,657
Comerica Inc.	60	2,372
First Republic Bank/CA	70	7,904
Huntington Bancshares Inc./OH	412	3,877
KeyCorp	408	5,026
M&T Bank Corp.	52	5,369
People’s United Financial Inc.	188	1,989
PNC Financial Services Group Inc. (The)	173	19,237
Regions Financial Corp.	404	4,670
SVB Financial Group(a)	20	5,108
Truist Financial Corp.	548	21,268
Zions Bancorp N.A	68	2,187

		83,664

Beverages — 2.9%
Coca-Cola Co. (The)	1,659	82,170
Keurig Dr Pepper Inc.	148	4,415
PepsiCo Inc.	564	78,994

		165,579

Biotechnology — 4.2%
AbbVie Inc.	718	68,763
Amgen Inc.	239	60,543
Biogen Inc.(a)	66	18,984
BioMarin Pharmaceutical Inc.(a)	76	5,930
Gilead Sciences Inc.	510	34,043
Regeneron Pharmaceuticals Inc.(a)	41	25,417
Vertex Pharmaceuticals Inc.(a)	105	29,308

		242,988

Building Products — 1.0%
Allegion PLC	38	3,929
AO Smith Corp.	56	2,742
Carrier Global Corp.	335	10,000
Fortune Brands Home & Security Inc.	56	4,709
Johnson Controls International PLC	303	12,341
Lennox International Inc.	12	3,364
Masco Corp.	107	6,238
Owens Corning	44	2,976
Trane Technologies PLC	97	11,484
		57,783

Capital Markets — 4.2%
Ameriprise Financial Inc.	50	7,840

Security	Shares	Value

Capital Markets (continued)
Bank of New York Mellon Corp. (The)	324	$11,982
BlackRock Inc.(b)	62	36,840
Blackstone Group Inc. (The), Class A	272	14,402
Carlyle Group Inc. (The)	60	1,549
Charles Schwab Corp. (The)	471	16,735
CME Group Inc.	146	25,677
E*TRADE Financial Corp.	92	4,977
FactSet Research Systems Inc.	16	5,606
Franklin Resources Inc.	128	2,696
Intercontinental Exchange Inc.	223	23,689
Invesco Ltd.	160	1,632
MarketAxess Holdings Inc.	15	7,289
Moody’s Corp.	68	20,035
Northern Trust Corp.	80	6,551
S&P Global Inc.	98	35,909
State Street Corp.	143	9,737
T Rowe Price Group Inc.	93	12,947

		246,093

Chemicals — 2.0%
Air Products & Chemicals Inc.	90	26,303
Axalta Coating Systems Ltd.(a)	88	2,099
DuPont de Nemours Inc.	298	16,617
International Flavors & Fragrances Inc.	36	4,457
Linde PLC	214	53,444
Mosaic Co. (The)	152	2,771
PPG Industries Inc.	96	11,558

		117,249

Commercial Services & Supplies — 0.7%
Cintas Corp.	36	11,996
Copart Inc.(a)	87	8,989
Waste Management Inc.	172	19,608

		40,593

Communications Equipment — 1.6%
Arista Networks Inc.(a)	24	5,363
Cisco Systems Inc.	1,717	72,491
F5 Networks Inc.(a)	24	3,176
Juniper Networks Inc.	140	3,500
Motorola Solutions Inc.	69	10,678

		95,208

Consumer Finance — 0.5%
Ally Financial Inc.	160	3,661
American Express Co.	278	28,242

		31,903

Containers & Packaging — 0.3%
Ball Corp.	133	10,690
International Paper Co.	156	5,658
Sealed Air Corp.	64	2,515

		18,863

Distributors — 0.2%
Genuine Parts Co.	60	5,666
LKQ Corp.(a)	124	3,936

		9,602

Diversified Financial Services — 0.1%
Equitable Holdings Inc.	165	3,496
Voya Financial Inc.	51	2,648

		6,144

Diversified Telecommunication Services — 1.8%
Liberty Global PLC, Class A(a)	68	1,589

SCHEDULE OF INVESTMENTS	14

Schedule of Investments (continued) August 31, 2020	iShares® ESG Advanced MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Liberty Global PLC, Class C, NVS(a)	159	$3,659
Verizon Communications Inc.	1,683	99,751

		104,999

Electrical Equipment — 0.8%
Eaton Corp. PLC	163	16,642
Emerson Electric Co.	243	16,881
Rockwell Automation Inc.	48	11,066
Sensata Technologies Holding PLC(a)	64	2,665

		47,254

Electronic Equipment, Instruments & Components — 1.1%
Amphenol Corp., Class A	120	13,176
Arrow Electronics Inc.(a)	32	2,514
Cognex Corp.	72	4,982
Corning Inc.	309	10,030
Keysight Technologies Inc.(a)	76	7,487
TE Connectivity Ltd.	134	12,944
Trimble Inc.(a)	104	5,451
Zebra Technologies Corp., Class A(a)	20	5,731

		62,315

Entertainment — 0.7%
Activision Blizzard Inc.	313	26,142
Electronic Arts Inc.(a)	116	16,178

		42,320

Equity Real Estate Investment Trusts (REITs) — 3.8%
Alexandria Real Estate Equities Inc.	52	8,756
American Tower Corp.	180	44,847
Boston Properties Inc.	60	5,212
Camden Property Trust	40	3,638
Crown Castle International Corp.	168	27,426
Duke Realty Corp.	150	5,782
Equinix Inc.	36	28,432
Equity Residential	151	8,524
Federal Realty Investment Trust	29	2,298
Healthpeak Properties Inc.	212	5,860
Host Hotels & Resorts Inc.	296	3,324
Iron Mountain Inc.	120	3,611
Prologis Inc.	300	30,558
Regency Centers Corp.	72	2,859
SBA Communications Corp.	44	13,467
UDR Inc.	124	4,316
Ventas Inc.	156	6,429
VICI Properties Inc.	196	4,379
Welltower Inc.	172	9,893

		219,611

Food & Staples Retailing — 0.2%
Walgreens Boots Alliance Inc.	303	11,520

Food Products — 0.9%
General Mills Inc.	247	15,796
Hormel Foods Corp.	124	6,321
Ingredion Inc.	28	2,252
JM Smucker Co. (The)	48	5,769
Kellogg Co.	105	7,446
Lamb Weston Holdings Inc.	60	3,771
McCormick & Co. Inc./MD, NVS	50	10,310

		51,665

Health Care Equipment & Supplies — 1.7%
ABIOMED Inc.(a)	18	5,537
Align Technology Inc.(a)	30	8,909

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Cooper Companies Inc. (The)	20	$6,288
Dentsply Sirona Inc.	89	3,993
DexCom Inc.(a)	36	15,315
Hologic Inc.(a)	105	6,271
IDEXX Laboratories Inc.(a)	35	13,687
Insulet Corp.(a)	27	5,893
ResMed Inc.	60	10,847
Steris PLC	35	5,587
Varian Medical Systems Inc.(a)	36	6,252
West Pharmaceutical Services Inc.	30	8,519

		97,098

Health Care Providers & Services — 1.2%
Centene Corp.(a)	236	14,472
DaVita Inc.(a)	36	3,123
HCA Healthcare Inc.	110	14,929
Henry Schein Inc.(a)	60	3,986
Humana Inc.	54	22,419
Laboratory Corp. of America Holdings(a)	40	7,030
Quest Diagnostics Inc.	56	6,230

		72,189

Health Care Technology — 0.3%
Cerner Corp.	124	9,098
Teladoc Health Inc.(a)(c)	28	6,039

		15,137

Hotels, Restaurants & Leisure — 1.2%
Darden Restaurants Inc.	53	4,594
Domino’s Pizza Inc.	16	6,543
Hilton Worldwide Holdings Inc.	113	10,211
Royal Caribbean Cruises Ltd.	72	4,956
Starbucks Corp.	475	40,123
Vail Resorts Inc.	16	3,483

		69,910

Household Durables — 0.3%
Garmin Ltd.	60	6,216
Mohawk Industries Inc.(a)	24	2,216
Newell Brands Inc.	168	2,685
NVR Inc.(a)	1	4,168

		15,285

Household Products — 3.6%
Church & Dwight Co. Inc.	100	9,583
Clorox Co. (The)	52	11,622
Colgate-Palmolive Co.	331	26,235
Kimberly-Clark Corp.	138	21,771
Procter & Gamble Co. (The)	1,007	139,298

		208,509

Industrial Conglomerates — 0.3%
Roper Technologies Inc.	42	17,942

Insurance — 2.6%
Aflac Inc.	277	10,061
Allstate Corp. (The)	128	11,904
Arch Capital Group Ltd.(a)	165	5,204
Arthur J Gallagher & Co.	77	8,108
Assurant Inc.	24	2,917
Chubb Ltd.	184	23,000
LIncoin National Corp.	80	2,884
Marsh & McLennan Companies Inc.	207	23,786
Principal Financial Group Inc.	116	4,885
Progressive Corp. (The)	238	22,620

15	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	iShares® ESG Advanced MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Prudential Financial Inc.	161	$10,911
Reinsurance Group of America Inc.	28	2,567
Travelers Companies Inc. (The)	103	11,952
Willis Towers Watson PLC	52	10,688

		151,487

Interactive Media & Services — 6.9%
Alphabet Inc., Class A(a)	122	198,803
Alphabet Inc., Class C, NVS(a)	123	201,004

		399,807

Internet & Direct Marketing Retail — 1.3%
Booking Holdings Inc.(a)	16	30,567
eBay Inc.	286	15,667
MercadoLibre Inc.(a)	18	21,035
Wayfair Inc., Class A(a)	26	7,710

		74,979

IT Services — 8.8%
Akamai Technologies Inc.(a)	66	7,684
Automatic Data Processing Inc.	175	24,341
Booz Allen Hamilton Holding Corp.	56	4,931
Broadridge Financial Solutions Inc.	48	6,595
Fiserv Inc.(a)	231	23,003
Jack Henry & Associates Inc.	32	5,293
Mastercard Inc., Class A	363	130,023
Okta Inc.(a)	48	10,338
Paychex Inc.	131	10,018
PayPal Holdings Inc.(a)	454	92,680
Square Inc., Class A(a)	148	23,615
Twilio Inc., Class A(a)	48	12,949
VeriSign Inc.(a)	42	9,022
Visa Inc., Class A	686	145,425
Western Union Co. (The)	172	4,057

		509,974

Leisure Products — 0.1%
Hasbro Inc.	53	4,184

Life Sciences Tools & Services — 2.3%
Agilent Technologies Inc.	126	12,653
Illumina Inc.(a)	60	21,433
IQVIA Holdings Inc.(a)	78	12,773
Mettler-Toledo International Inc.(a)	10	9,708
PerkinElmer Inc.	45	5,297
Thermo Fisher Scientific Inc.	161	69,066
Waters Corp.(a)	24	5,190

		136,120

Machinery — 3.1%
Caterpillar Inc.	220	31,308
Cummins Inc.	60	12,435
Deere & Co	121	25,417
Dover Corp.	60	6,590
Fortive Corp.	123	8,870
IDEX Corp.	31	5,587
Illinois Tool Works Inc.	128	25,286
Ingersoll Rand Inc.(a)	144	5,049
Nordson Corp.	22	4,103
Otis Worldwide Corp.	167	10,504
PACCAR Inc.	141	12,104
Parker-Hannifin Corp.	52	10,713
Pentair PLC	72	3,250
Snap-on Inc.	20	2,965

Security	Shares	Value

Machinery (continued)
Stanley Black & Decker Inc.	64	$10,323
Xylem Inc./NY	73	5,853

		180,357

Media — 0.3%
Cable One Inc.	2	3,681
Discovery Inc., Class A(a)(c)	68	1,500
Discovery Inc., Class C, NVS(a)	131	2,616
Omnicom Group Inc.	87	4,706
Sirius XM Holdings Inc.(c)	464	2,724

		15,227

Metals & Mining — 0.0%
Steel Dynamics Inc.	88	2,598

Multi-Utilities — 0.2%
Consolidated Edison Inc.	136	9,702

Multiline Retail — 0.5%
Target Corp.	203	30,696

Personal Products — 0.4%
Estee Lauder Companies Inc. (The), Class A	92	20,398

Pharmaceuticals — 0.8%
Catalent Inc.(a)	63	5,828
Elanco Animal Health Inc.(a)	168	4,882
Jazz Pharmaceuticals PLC(a)	24	3,225
Perrigo Co. PLC	56	2,929
Zoetis Inc.	193	30,899

		47,763

Professional Services — 0.6%
IHS Markit Ltd.	154	12,308
Nielsen Holdings PLC	148	2,261
Robert Half International Inc.	48	2,554
TransUnion	77	6,677
Verisk Analytics Inc.	63	11,760

		35,560

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	140	6,584
Jones Lang LaSalle Inc.	20	2,061

		8,645

Road & Rail — 0.7%
AMERCO	4	1,420
CSX Corp.	311	23,779
Kansas City Southern	39	7,099
Old Dominion Freight Line Inc.	38	7,683

		39,981

Semiconductors & Semiconductor Equipment — 6.1%
Advanced Micro Devices Inc.(a)	476	43,230
Analog Devices Inc.	150	17,532
Applied Materials Inc.	373	22,977
Lam Research Corp.	59	19,844
Marvell Technology Group Ltd.	271	10,509
Maxim Integrated Products Inc.	108	7,392
Micron Technology Inc.(a)	452	20,570
NVIDIA Corp.	250	133,745
ON Semiconductor Corp.(a)	172	3,676
Skyworks Solutions Inc.	68	9,850
Texas Instruments Inc.	373	53,022
Xilinx Inc.	99	10,312

		352,659

SCHEDULE OF INVESTMENTS	16

Schedule of Investments (continued) August 31, 2020	iShares® ESG Advanced MSCI USA ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 18.5%
Adobe Inc.(a)	196	$100,624
ANSYS Inc.(a)	35	11,865
Autodesk Inc.(a)	89	21,867
Cadence Design Systems Inc.(a)	114	12,644
Citrix Systems Inc.	48	6,970
Coupa Software Inc.(a)	27	8,849
Datadog Inc., Class A(a)	54	4,512
DocuSign Inc.(a)	71	15,833
Dropbox Inc., Class A(a)	104	2,202
Fair Isaac Corp.(a)	12	5,049
Fortinet Inc.(a)	56	7,392
Guidewire Software Inc.(a)	34	3,818
Microsoft Corp.	2,930	660,803
NortonLifeLock Inc.	228	5,363
Paycom Software Inc.(a)	20	5,989
PTC Inc.(a)	44	4,022
RingCentral Inc., Class A(a)	28	8,142
salesforce.com Inc.(a)	366	99,790
ServiceNow Inc.(a)	78	37,598
Slack Technologies Inc., Class A(a)	156	5,123
Splunk Inc.(a)	64	14,037
Tyler Technologies Inc.(a)	16	5,525
VMware Inc., Class A(a)	34	4,911
Workday Inc., Class A(a)	68	16,300
Zscaler Inc.(a)	29	4,157

		1,073,385

Specialty Retail — 4.2%
Advance Auto Parts Inc.	28	4,377
Best Buy Co. Inc.	95	10,536
Burlington Stores Inc.(a)	27	5,317
CarMax Inc.(a)	66	7,057
Home Depot Inc. (The)	437	124,562
Lowe’s Companies Inc.	307	50,560
Tiffany & Co.	44	5,390
TJX Companies Inc. (The)	487	26,683
Tractor Supply Co.	48	7,144

		241,626

Technology Hardware, Storage & Peripherals — 0.5%
Dell Technologies Inc., Class C(a)	98	6,476

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co.	521	$5,038
HP Inc.	581	11,359
Seagate Technology PLC	94	4,511

		27,384

Textiles, Apparel & Luxury Goods — 0.3%
Lululemon Athletica Inc.(a)	50	18,783

Trading Companies & Distributors — 0.4%
Fastenal Co.	233	11,384
HD Supply Holdings Inc.(a)	68	2,697
United Rentals Inc.(a)	29	5,134
WW Grainger Inc.	18	6,578

		25,793

Water Utilities — 0.2%
American Water Works Co. Inc.	74	10,459

Total Common Stocks — 99.9% (Cost: $5,109,586)		5,800,994

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional,
SL Agency Shares, 0.37%(b)(d)(e)	10,173	10,183

Total Short-Term Investments — 0.2% (Cost: $10,183)		10,183

Total Investments in Securities — 100.1% (Cost: $5,119,769)		5,811,177

Other Assets, Less Liabilities — (0.1)%		(3,634)

Net Assets — 100.0%		$5,807,543

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended August 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/16/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/20	Shares Held at 08/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$10,183	(b)	$—	$—	$—	$10,183	10,173	$—	$—
BlackRock Inc.	—		35,225		(1,188)	88	2,715	36,840	62	—	—

						$88	$2,715	$47,023		$—	$—

(a)	The Fund commenced operations on June 16, 2020.
(b)	Represents net amount purchased (sold).

17	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) August 31, 2020	iShares® ESG Advanced MSCI USA ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,800,994	$—	$—	$5,800,994
Money Market Funds	10,183	—	—	10,183

	$5,811,177	$—	$—	$5,811,177

See notes to financial statements.

SCHEDULE OF INVESTMENTS	18

Statements of Assets and Liabilities

August 31, 2020

	iShares ESG Advanced MSCI EAFE ETF	iShares ESG Advanced MSCI USA ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$11,117,452	$5,764,154
Affiliated(c)	—	47,023
Cash	322	4,746
Foreign currency, at value(d)	13,280	—
Cash pledged:
Futures contracts	2,000	—
Receivables:
Investments sold	331,000	188,732
Variation margin on futures contracts	118	—
Dividends	17,389	5,722
Tax reclaims	1,502	—

Total assets	11,483,063	6,010,377

LIABILITIES
Collateral on securities loaned, at value	—	10,184
Payables:
Investments purchased	324,271	192,179
Investment advisory fees	1,110	471

Total liabilities	325,381	202,834

NET ASSETS	$11,157,682	$5,807,543

NET ASSETS CONSIST OF:
Paid-in capital	$10,273,686	$5,085,520
Accumulated earnings	883,996	722,023

NET ASSETS	$11,157,682	$5,807,543

Shares outstanding	200,000	200,000

Net asset value	$55.79	$29.04

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$—	$9,996
(b) Investments, at cost — Unaffiliated	$10,245,471	$5,075,461
(c) Investments, at cost — Affiliated	$—	$44,308
(d) Foreign currency, at cost	$13,115	$—

See notes to financial statements.

19	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Period Ended August 31, 2020

	iShares ESG Advanced MSCI EAFE ETF (a)	iShares ESG Advanced MSCI USA ETF	(a)

INVESTMENT INCOME
Dividends — Unaffiliated	$43,169	$14,033
Foreign taxes withheld	(4,192)	—

Total investment income	38,977	14,033

EXPENSES
Investment advisory fees	2,657	1,112

Total expenses	2,657	1,112

Net investment income	36,320	12,921

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(26,526)	17,606
Investments — Affiliated	—	88
Futures contracts	212	—
Foreign currency transactions	786	—

Net realized gain (loss)	(25,528)	17,694

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	871,981	688,693
Investments — Affiliated	—	2,715
Futures contracts	673	—
Foreign currency translations	550	—

Net change in unrealized appreciation (depreciation)	873,204	691,408

Net realized and unrealized gain	847,676	709,102

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$883,996	$722,023

(a)	For the period from June 16, 2020 (commencement of operations) to August 31, 2020.

See notes to financial statements.

FINANCIAL STATEMENTS	20

Statements of Changes in Net Assets

	iShares ESG Advanced MSCI EAFE ETF		iShares ESG Advanced MSCI USA ETF
	Period From 06/16/20 to 08/31/20	(a)	Period From 06/16/20 to 08/31/20	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,320		$12,921
Net realized gain (loss)	(25,528)		17,694
Net change in unrealized appreciation (depreciation)	873,204		691,408

Net increase in net assets resulting from operations	883,996		722,023

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—		—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,273,686		5,085,520

NET ASSETS
Total increase in net assets	11,157,682		5,807,543
Beginning of period	—		—

End of period	$11,157,682		$5,807,543

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

21	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout the period)

	iShares ESG Advanced MSCI EAFE ETF
	Period From 06/16/20(a) to 08/31/20

Net asset value, beginning of period	$51.37

Net investment income(b)	0.18
Net realized and unrealized gain(c)	4.24

Net increase from investment operations	4.42

Net asset value, end of period	$55.79

Total Return
Based on net asset value	8.60	%(d)

Ratios to Average Net Assets
Total expenses	0.12	%(e)

Net investment income	1.64	%(e)

Supplemental Data
Net assets, end of period (000)	$11,158

Portfolio turnover rate(f)	6	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	22

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares ESG Advanced MSCI USA ETF
	Period From 06/16/20(a) to 08/31/20

Net asset value, beginning of period	$25.43

Net investment income(b)	0.06
Net realized and unrealized gain(c)	3.55

Net increase from investment operations	3.61

Net asset value, end of period	$29.04

Total Return
Based on net asset value	14.20	%(d)

Ratios to Average Net Assets
Total expenses	0.10	%(e)

Net investment income	1.16	%(e)

Supplemental Data
Net assets, end of period (000)	$5,808

Portfolio turnover rate(f)	4	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

23	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
ESG Advanced MSCI EAFE(a)	Non-diversified
ESG Advanced MSCI USA(a)	Non-diversified

(a)	The Fund commenced operations on June 16, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a return of capital or capital gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is accrued daily.

Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in non-U.S. currencies are translated to U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. Such fluctuations are reflected by the Funds as a component of net realized and unrealized gain (loss) from investments for financial reporting purposes. Each Fund reports realized currency gain (loss) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the statement of assets and liabilities.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at

NOTES TO FINANCIAL STATEMENTS	24

Notes to Financial Statements (continued)

the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of August 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of August 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

25	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of August 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

ESG Advanced MSCI USA
Citigroup Global Markets Inc.	$1,478	$1,478		$—	$—
Jefferies LLC	5,824	5,751		—	(73	)(b)
Morgan Stanley & Co. LLC	2,694	2,694		—	—

	$9,996	$9,923		$—	$(73)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a specific quantity of an underlying instrument at a set price on a future date. Depending on the terms of a contract, a futures contract is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Securities deposited as initial margin, if any, are designated in the schedule of investments and cash deposited, if any, is shown as cash pledged for futures contracts in the statement of assets and liabilities.

Pursuant to the contract, a fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation or depreciation and, if any, shown as variation margin receivable or payable on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
ESG Advanced MSCI EAFE	0.12%
ESG Advanced MSCI USA	0.10

NOTES TO FINANCIAL STATEMENTS	26

Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares ESG Advanced MSCI USA ETF (the “Group 1 Fund”), retains 75% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares ESG Advanced MSCI EAFE ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the period ended August 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
ESG Advanced MSCI EAFE	$639,756	$581,215
ESG Advanced MSCI USA	209,979	188,732

For the period ended August 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
ESG Advanced MSCI EAFE	$10,216,814	$—
ESG Advanced MSCI USA	5,070,712	—

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2020 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

27	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of August 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses	)(b)	Total
ESG Advanced MSCI EAFE	$59,006	$(30,583)		$855,573		$883,996
ESG Advanced MSCI USA	30,981	—		691,042		722,023

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Advanced MSCI EAFE	$10,263,102	$986,905	$(131,882)	$855,023
ESG Advanced MSCI USA	5,120,135	738,967	(47,925)	691,042

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honor its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

NOTES TO FINANCIAL STATEMENTS	28

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 08/31/20
iShares ETF	Shares	Amount
ESG Advanced MSCI EAFE
Shares sold	200,000	$10,273,686

ESG Advanced MSCI USA
Shares sold	200,000	$5,085,520

29	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares ESG Advanced MSCI EAFE ETF and

iShares ESG Advanced MSCI USA ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG Advanced MSCI EAFE ETF and iShares ESG Advanced MSCI USA ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 16, 2020 (commencement of operations) to August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period June 16, 2020 (commencement of operations) to August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

31	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended August 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
ESG Advanced MSCI USA	39.69%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2020:

iShares ETF	Qualified Dividend Income
ESG Advanced MSCI EAFE	$36,345
ESG Advanced MSCI USA	12,873

For the fiscal year ended August 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
ESG Advanced MSCI EAFE	$48,075	$2,978

IMPORTANT TAX INFORMATION	32

Board Review and Approval of Investment Advisory Contract

iShares ESG Advanced MSCI EAFE ETF and iShares ESG Advanced MSCI USA ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on December 1-3, 2019, the Board, including the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) economies of scale; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Trustees, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business, including during the past year, to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates

33	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (continued)

do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Trustees, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	34

Supplemental Information  (unaudited)

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

35	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 368 funds as of August 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	36

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

37	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The iShares Funds’ Forms N-Q are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

GENERAL INFORMATION	38

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

39	2020 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-820-0820

Item 2.       Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.       Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.       Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-seven series of the registrant for which the fiscal year-end is August 31, 2020 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $571,100 for the fiscal year ended August 31, 2019 and $549,200 for the fiscal year ended August 31, 2020.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2019 and August 31, 2020 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $147,459 for the fiscal year ended August 31, 2019 and $139,897 for the fiscal year ended August 31, 2020. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2019 and August 31, 2020 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $147,459 for the fiscal year ended August 31, 2019 and $139,897 for the fiscal year ended August 31, 2020.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.       Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b)   Not applicable.

Item 6.       Investments.

(a)   Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.       Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.       Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.       Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: November 06, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: November 06, 2020

By: /s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: November 06, 2020